As filed with the Securities and Exchange Commission on March 20, 1998

                                                       Registration No. 333-___
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM S-3

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                 --------------

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
        (formerly known as Chemical Commercial Mortgage Securities Corp.)

             (Exact name of registrant as specified in its charter)

                                    New York

         (State or other jurisdiction of incorporation or organization)

                                   13-3728743
                     (I.R.S. Employer Identification Number)


                                 270 Park Avenue
                          New York, New York 10017-2070
                                 (212) 834-5588

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                Robert C. Carroll
                                    Secretary
                   Chase Commercial Mortgage Securities Corp.
                           270 Park Avenue, 35th Floor
                            New York, New York 10017
                                 (212) 270-6000

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                 --------------

                                   Copies to:
Michael J. Malter                                  Michael S. Gambro, Esq.
Chase Commercial Mortgage Securities Corp.         Cadwalader, Wickersham & Taft
270 Park Avenue                                    100 Maiden Lane
New York, New York 10017-2070                      New York, New York  10038
                                 --------------

     Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE
================================================================================
                                                                      Amount
 Title of                      Proposed Maximum   Proposed Maximum      of
Securities Being  Amount to be  Offering Price    Aggregate        Registration
Registered(1)     Registered    Per Unit         Offering Price(2)    Fee(3)
---------------   ------------  ---------------  -----------------   ----------
Mortgage          $2,702,181,825     100%        $2,702,181,825      $797,143.64
Pass-Through
Certificates
================================================================================

     (1) This Registration Statement and the registration fee pertain to the initial offering of the Mortgage Pass-Through Certificates registered hereunder by the Registrant and to offers and sales relating to market-making transactions by Chase Securities Inc., an affiliate of the Registrant. The amount of Mortgage Pass-Through Certificates that may be initially offered hereunder and the registration fee shall not be affected by any offers and sales relating to any such market-making transactions.

     (2) Estimated solely for the purpose of calculating the registration fee.

     (3) In accordance with Rule 429(b) of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended, see the second succeeding paragraph.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

     Pursuant to Rule 429 of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended, the Prospectus and Prospectus Supplements contained in this Registration Statement also relate to the Registrant's Registration Statement on Form S-3 (Registration No. 333-18961). $1,297,818,175 aggregate principal amount of securities previously registered pursuant to Registration Statement on Form S-3 (Registration No. 333-18961) are being carried forward and the related filing fee $393,278.52 was previously paid with such earlier registration statement.

                                EXPLANATORY NOTE

     This Registration Statement consists of (i) a form of prospectus supplement and a base prospectus for a basic series of commercial mortgage pass-through certificates (Version 1), (ii) a form of prospectus supplement and a base prospectus for a series of commercial mortgage pass-through certificates backed in part by a material concentration of loans secured by hotel/motel properties (Version 2), and (iii) a form of prospectus supplement and a base prospectus for a series of commercial mortgage pass-through certificates backed in part by a material concentration of loans secured by self-storage properties (Version 3).

                                    VERSION 1

     The following is a form of prospectus supplement and a base prospectus for a basic series of commercial mortgage pass-through certificates.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 199__-__

                     $_________________ Class A Certificates
                     $_________________ Class B Certificates

     The Series 199___-__ Commercial Mortgage Pass-Through Certificates (the "Certificates") will consist of four classes (each, a "Class") of Certificates, designated as the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates. As and to the extent described herein, the Class B, Class C and Class R Certificates will be subordinate to the Class A Certificates; and the Class C and Class R Certificates will be subordinate to the Class B Certificates. Only the Class A and Class B Certificates (collectively, the "Offered Certificates") are offered hereby. It is a condition of their issuance that the Class A and Class B Certificates be
rated    not    lower    than    "____"    and    "____",    respectively,    by
__________________________.

     The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), to be established by Chase Commercial Mortgage Securities Corp. (the "Depositor"), that will consist primarily of a segregated pool (the "Mortgage Pool") of ____ conventional, multifamily or commercial, balloon mortgage loans (the "Mortgage Loans"). As of ____________, 199___ (the "Cut-off Date"), the Mortgage Loans had an aggregate principal balance (the "Initial Pool Balance") of $___________________, after application of all payments of principal due on or before such date, whether or not received. The initial principal balance of the Class A Certificates will be $__________________, which represents _____% of the Initial Pool Balance; and the initial principal balance of the Class B Certificates will be $_____________, which represents ___% of the Initial Pool Balance.

     See "Risk Factors" beginning on page S-__ of this Prospectus Supplement and "Risk Factors" beginning on page 17 of the Prospectus for certain factors to be considered in purchasing the Offered Certificates.

                                                 (cover  continued on next page)

                                ----------------

   PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON
     THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES DO NOT REPRESENT AN
      INTEREST IN OR OBLIGATION OF THE DEPOSITOR OR ANY OF ITS AFFILIATES.
           NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS ARE
               INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR
                                INSTRUMENTALITY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS.
                ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                                ----------------

     The Offered Certificates will be purchased by [Chase Securities Inc.] (the "Underwriter") from the Depositor and will be offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor estimated to be approximately $_____________, will be ______% of the initial
aggregate  Certificate  Balance  of  the  Offered  Certificates,   plus  accrued
interest.

(cover continued)

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will also be used by the Underwriter after the completion of the offering in connection with offers and sales related to market-making transactions in the Offered Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]

     The Offered Certificates are offered by the Underwriter when, as and if delivered to and accepted by the Underwriter and subject to prior sale and to its right to reject any order in whole or in part. It is expected that the Class A Certificates will be delivered in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company and that the Class B Certificates will be delivered at the offices of the Underwriter, _________________________ _________________________________, on or about
_____________, 199__ (the "Delivery Date"), against payment therefor in immediately available funds.

     The Mortgage Loans provide for monthly payments of principal and/or interest ("Monthly Payments"), in all cases based on amortization schedules that are significantly longer than their remaining terms, thereby leaving substantial principal amounts due and payable on their respective maturity dates. As more fully described herein, (i) ___ of the Mortgage Loans (the "ARM Loans"), which represent ______% of the Initial Pool Balance, provide for periodic adjustments (which may occur monthly, semi-annually or annually) to the respective annualized rates at which they accrue interest (their "Mortgage Rates") based on fluctuations in a base index (an "Index") and subject to the limitations described herein, and (ii) the remaining Mortgage Loans (the "Fixed Rate Loans") bear interest at fixed Mortgage Rates. [Describe Index]

     All of the Mortgage Loans are currently held by _____________ (the "Mortgage Loan Seller"), which either originated the Mortgage Loans or acquired them from their respective originators. On or before the date of initial issuance of the Certificates, the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller and will transfer them to the Trustee in exchange for the Certificates.

     Distributions of interest on and principal of the Certificates will be made, to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, beginning in _____________ 199____ (each, a "Distribution Date"). As more fully described herein, distributions allocable to interest accrued on each Class of Offered Certificates will be made on each Distribution Date based on the variable pass-through rate (the "Pass-Through Rate") then applicable to such Class and the stated principal amount (the "Certificate Balance") of such Class outstanding immediately prior to such Distribution Date. The Pass-Through Rate for the Class A and Class B Certificates applicable to the first Distribution Date will be _________% per annum. Subsequent to the initial Distribution Date, the Pass-Through Rate for the Class A and Class B Certificates will equal from time to time the weighted average of, subject to certain adjustments described herein, the Net Mortgage Rates on the Mortgage Loans. The Net Mortgage Rate for any Mortgage Loan is its Mortgage Rate less _____ basis points. Distributions allocable to principal of each Class of Offered Certificates will be made in the amounts and in accordance with the priorities described herein. See "Description of the Certificates-Distributions" herein.

     The yield to maturity on each Class of Offered Certificates will depend on, among other things, fluctuations in its respective Pass-Through Rate and the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on the Mortgage Loans. See "Yield and Maturity
Considerations" herein and "Yield and Maturity Considerations" and "Risk Factors-Prepayments; Average Life of Certificates; Yields" in the Prospectus. [The following disclosure is applicable to Stripped Interest Certificates ("Class S Certificates")... The yield to maturity on the Class S Certificates will be extremely sensitive to the rate and timing of principal payments (including by reasons of prepayments, defaults and liquidations) on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal prepayments on the Mortgage Loans that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. Investors in the Class S Certificates should carefully consider the associated risks, including the risk that a rapid rate of principal prepayments on the Mortgage Loans could result in the failure of investors in such Certificates to recover fully their initial investments. See "Risk Factors-Yield Sensitivity of the Class S Certificates" and "Yield and Maturity Considerations" herein and "Yield Considerations" and "Risk Factors-Average Life of Certificates; Prepayments; Yields" in the Prospectus.]

     An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. The Offered Certificates and the Class C Certificates (collectively, the "Regular Certificates") will constitute "regular interests", and the Class R Certificates will constitute the sole class of "residual interests", in the Trust Fund. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

     There is currently no secondary market for the Offered Certificates and there can be no assurance a secondary market for the Offered Certificates will develop. The Underwriter expects to establish a market in the Offered Certificates, but is not obligated to do so. There is no assurance that any such market, if established, will continue. See "Risk Factors--Limited Liquidity" herein.


                             [Chase Securities Inc.]

          The date of this Prospectus Supplement is __________, 199__.

                              [inside front cover]

     THE PROSPECTUS THAT ACCOMPANIES THIS PROSPECTUS SUPPLEMENT CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING THAT IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL TO OBTAIN MATERIAL INFORMATION CONCERNING THE OFFERED CERTIFICATES. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT.

                                  -----------

     UNTIL [NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT], ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                TABLE OF CONTENTS

                                                                            Page
SUMMARY OF PROSPECTUS SUPPLEMENT..............................................
RISK FACTORS..................................................................
  The Certificates............................................................
      Limited Liquidity.......................................................
      Variability in Yield; Priority of Payments..............................
      Yield Sensitivity of the Class S Certificates...........................
  The Mortgage Loans..........................................................
      Nature of the Mortgaged Properties......................................
      Limited Recourse........................................................
      Environmental Law Considerations........................................
      Geographic Concentration................................................
      Concentration of Mortgage Loans and Borrowers...........................
      Adjustable Rate Mortgage Loans..........................................
      Balloon Payments........................................................
      Management..............................................................
DESCRIPTION OF THE MORTGAGE POOL..............................................
  General.....................................................................
  Certain Payment Characteristics.............................................
  The Index...................................................................
  Additional Mortgage Loan Information........................................
  The Mortgage Loan Seller....................................................
      General.................................................................
      Delinquency and Foreclosure Experience..................................
  Underwriting Standards......................................................
  Assignment of the Mortgage Loans; Repurchase................................
  Representations and Warranties; Repurchases.................................
  Changes in Mortgage Pool Characteristics....................................
SERVICING OF THE MORTGAGE LOANS...............................................
  General.....................................................................
  The Master Servicer.........................................................
  Servicing and Other Compensation and Payment of Expenses....................
  Modifications, Waivers and Amendments.......................................
  Inspections; Collection of Operating Information............................
  Additional Obligations of the Master Servicer with Respect to ARM Loans.....
DESCRIPTION OF THE CERTIFICATES...............................................
  General.....................................................................
  Distributions...............................................................
      Method, Timing and Amount...............................................
      Priority................................................................
      Pass-Through Rates......................................................
      Distributable Certificate Interest......................................
      Scheduled Principal Distribution Amount and Unscheduled
          Principal Distribution Amount.......................................
      Certain Calculations with Respect to Individual Mortgage Loans..........
  Subordination...............................................................
  P&I Advances................................................................
  Reports to Certificateholders; Certain Available Information................
  Voting Rights...............................................................
  Termination.................................................................
  The Trustee.................................................................
YIELD AND MATURITY CONSIDERATIONS.............................................
  Yield Considerations........................................................
      General.................................................................
      Pass-Through Rate.......................................................
      Rate and Timing of Principal Payments...................................
      Losses and Shortfalls...................................................
      Certain Relevant Factors................................................
      Delay in Payment of Distributions.......................................
      Unpaid Distributable Certificate Interest...............................
  Weighted Average Life.......................................................
  Yield Sensitivity of the Class S Certificates...............................
USE OF PROCEEDS...............................................................
CERTAIN FEDERAL INCOME TAX CONSEQUENCES.......................................
ERISA CONSIDERATIONS..........................................................
LEGAL INVESTMENT..............................................................
METHOD OF DISTRIBUTION........................................................
LEGAL MATTERS.................................................................
RATING........................................................................
INDEX OF PRINCIPAL DEFINITIONS................................................
      General.................................................................
      Default and Loss Considerations with Respect to the Mortgage Loans......
      Payment Provisions of the Mortgage Loans................................
      Mortgage Loan Information in Prospectus Supplements.....................
      Balloon Payments; Extensions of Maturity................................
      Negative Amortization...................................................
      Foreclosures and Payment Plans..........................................
      Losses and Shortfalls on the Mortgage Assets............................
      Additional Certificate Amortization.....................................
      Optional Early Termination..............................................
      General.................................................................
      Deposits................................................................
      Withdrawals.............................................................
      General.................................................................
      Judicial Foreclosure....................................................
      Equitable Limitations on Enforceability of Certain Provisions...........
      Non-Judicial Foreclosure/Power of Sale..................................
      Public Sale.............................................................
      Rights of Redemption....................................................
      Anti-Deficiency Legislation.............................................
      Leasehold Risks.........................................................
      Cooperative Shares......................................................

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary may be defined elsewhere in this Prospectus Supplement or in the Prospectus. An "Index of Principal Definitions" is included at the end of both this Prospectus Supplement and the Prospectus. Terms that are used but not defined in this Prospectus Supplement will have the meanings specified in the Prospectus.

Title of Certificates...................Chase  Commercial   Mortgage  Securities
                                        Corp.,  Commercial Mortgage Pass-Through
                                        Certificates,   Series   199__-__   (the
                                        "Certificates"),  to be  issued  in four
                                        Classes,  designated  as  the  Class  A,
                                        Class   B,   Class   C   and   Class   R
                                        Certificates.  The Class A,  Class B and
                                        Class   C   Certificates    are   herein
                                        collectively  referred  to from  time to
                                        time as the "Regular Certificates". Only
                                        the  Class A and  Class  B  Certificates
                                        (collectively,        the       "Offered
                                        Certificates")  are offered hereby.  The
                                        Class  C and  Class R  Certificates  are
                                        herein  collectively  referred  to  from
                                        time   to    time   as   the    "Private
                                        Certificates".

Depositor...............................Chase  Commercial   Mortgage  Securities
                                        Corp.,  a  New  York  corporation.   The
                                        Depositor is a  wholly-owned  subsidiary
                                        of The Chase  Manhattan Bank, a New York
                                        bank   [and  an   affiliate   of   Chase
                                        Securities  Inc.  (the  "Underwriter")].
                                        See "The  Depositor" in the  Prospectus.
                                        Neither the Depositor nor any of its affiliates has insured or guaranteed the Offered Certificates.

Master Servicer.........................________________, a ___________________.
                                        See "Servicing of the Mortgage Loans-The
                                        Master Servicer" herein.

Trustee.................................________________, a ___________________.
                                        See "Description of the Certificates-The
                                        Trustee" herein.

Mortgage Loan Seller....................________________, a ___________________.
                                        See   "Description   of   the   Mortgage
                                        Pool-The Mortgage Loan Seller" herein.

Cut-off Date............................___________________, 199__.

Delivery Date...........................___________________, 199__.

Registration of the
     Class A Certificates...............The   Class  A   Certificates   will  be
                                        represented   by  one  or  more   global
                                        Certificates  registered  in the name of
                                        Cede & Co., as nominee of The Depository
                                        Trust   Company   ("DTC").   No   person
                                        acquiring  an  interest  in the  Class A
                                        Certificates  (any such person, a "Class
                                        A  Certificate  Owner") will be entitled
                                        to  receive  a  Class A  Certificate  in
                                        fully  registered,  certificated form (a
                                        "Definitive   Class   A   Certificate"),
                                        except  under the limited  circumstances
                                        described   in  the   Prospectus   under
                                        "Description  of  the  Certificates-Book
                                        Entry    Registration   and   Definitive
                                        Certificates".  Instead, DTC will effect
                                        payments and transfers in respect of the
                                        Class A  Certificates  by  means  of its
                                        electronic    recordkeeping    services,
                                        acting  through  certain   participating
                                        organizations ("Participants"). This may
                                        result in  certain  delays in receipt of
                                        payments by an investor and may restrict
                                        an  investor's  ability  to  pledge  its
                                        securities.  Unless and until Definitive
                                        Class A  Certificates  are  issued,  all
                                        references   herein  to  the  rights  of
                                        holders of the Class A Certificates  are
                                        to the  rights  of  Class A  Certificate
                                        Owners as they may be exercised  through
                                        DTC  and  its  Participants,  except  as
                                        otherwise    specified    herein.    See
                                        "Description   of   the   Certificates--
                                        General" herein and  "Description of the
                                        Certificates--Book-Entry    Registration
                                        and  Definitive   Certificates"  in  the
                                        Prospectus.

Denominations...........................The Class A Certificates will be issued,
                                        maintained   and   transferred   on  the
                                        book-entry   records   of  DTC  and  its
                                        Participants in denominations of $1,000 and in integral multiples thereof. The Class B Certificates will be issuable in fully registered, certificated form in denominations of $____________ and in integral multiples of $1,000 in excess thereof, with one Class B Certificate evidencing an additional amount equal to the remainder of the initial Certificate Balance of such Class.

The Mortgage Pool.......................The Mortgage  Pool will consist of _____
                                        conventional,   balloon  Mortgage  Loans
                                        with  an   Initial   Pool   Balance   of
                                        $_________________.  On or  prior to the
                                        Delivery   Date,   the  Depositor   will
                                        acquire  the  Mortgage  Loans  from  the
                                        Mortgage  Loan  Seller   pursuant  to  a
                                        Mortgage Loan Purchase Agreement,  dated
                                        [the date hereof], between the Depositor
                                        and  the   Mortgage   Loan  Seller  (the
                                        "Mortgage Loan Purchase Agreement").  In
                                        the Mortgage  Loan  Purchase  Agreement,
                                        the   Mortgage   Loan  Seller  has  made
                                        certain  representations  and warranties
                                        to   the    Depositor    regarding   the
                                        characteristics   and   quality  of  the
                                        Mortgage Loans and, as more particularly
                                        described herein, has agreed to cure any
                                        material  breach  thereof or  repurchase
                                        the   affected    Mortgage    Loan.   In
                                        connection  with the  assignment  of its
                                        interests in the  Mortgage  Loans to the
                                        Trustee,  the Depositor will also assign
                                        its  rights  under  the  Mortgage   Loan
                                        Purchase   Agreement   insofar  as  they
                                        relate to or arise  out of the  Mortgage
                                        Loan   Seller's    representations   and
                                        warranties regarding the Mortgage Loans.
                                        See   "Description   of   the   Mortgage
                                        Pool-Representations   and   Warranties;
                                        Repurchases" herein.

                                        Each Mortgage Loan is secured by a first
                                        mortgage  lien on a fee simple estate in
                                        a   multifamily   rental  or  commercial
                                        property (each, a "Mortgaged Property").
                                        ________ of the  Mortgage  Loans,  which
                                        represent  _____%  of the  Initial  Pool
                                        Balance,   are   secured   by  liens  on
                                        Mortgaged    Properties    located    in
                                        _______________. The remaining Mortgaged
                                        Properties   are   located    throughout
                                        _________ other states. See "Description of the Mortgage Pool-Additional Mortgage Loan Information" herein.

                                        ___________ of the Mortgage Loans, which
                                        represent  ______% of the  Initial  Pool
                                        Balance,  provide for scheduled payments
                                        of principal  and/or interest  ("Monthly
                                        Payments") to be due on the first day of
                                        each  month;   the   remainder   of  the
                                        Mortgage   Loans   provide  for  Monthly
                                        Payments  to be due on the ____,  _____,
                                        _____ or _____  day of each  month  (the
                                        date in any  month  on  which a  Monthly
                                        Payment on a Mortgage Loan is first due,
                                        the "Due Date").  The annualized rate at
                                        which  interest  accrues (the  "Mortgage
                                        Rate")  on  ____ of the  Mortgage  Loans
                                        (the  "ARM  Loans"),   which   represent
                                        _____% of the Initial Pool  Balance,  is
                                        subject to  adjustment  on specified Due
                                        Dates (each such date of adjustment,  an
                                        "Interest  Rate  Adjustment   Date")  by
                                        adding a fixed number of basis points (a
                                        "Gross  Margin")  to the value of a base
                                        index (an "Index"),  subject,  in ______
                                        cases,   to  lifetime   maximum   and/or
                                        minimum  Mortgage  Rates,  and in  _____
                                        cases,   to  periodic   maximum   and/or
                                        minimum  Mortgage Rates, in each case as
                                        described  herein;   and  the  remaining
                                        Mortgage  Loans (the "Fixed Rate Loans")
                                        bear interest at fixed  Mortgage  Rates.
                                        ____ of the ARM Loans,  which  represent
                                        ___%  of  the  Initial   Pool   Balance,
                                        provide  for  Interest  Rate  Adjustment
                                        Dates  that  occur  monthly,  while  the
                                        remainder  of the ARM Loans  provide for
                                        adjustments  of  the  Mortgage  Rate  to
                                        occur    semi-annually    or   annually.
                                        [Identify   Mortgage   Loan  Index]  See
                                        "Description   of  the  Mortgage   Pool-
                                        Certain Payment Characteristics" herein.

                                        The amount of the Monthly Payment on all
                                        of  the  ARM   Loans   is   subject   to
                                        adjustment  on specified Due Dates (each
                                        such date, a "Payment  Adjustment Date")
                                        to an amount  that  would  amortize  the
                                        outstanding  principal  balance  of  the
                                        Mortgage  Loan  over its then  remaining
                                        amortization  schedule  and pay interest
                                        at the then  applicable  Mortgage  Rate.
                                        The  ARM  Loans   provide   for  Payment
                                        Adjustment  Dates  that occur on the Due
                                        Date  following  each  related  Interest
                                        Rate Adjustment Date.

                                        All of the  Mortgage  Loans  provide for
                                        monthly  payments of principal  based on
                                        amortization   schedules   significantly
                                        longer than the remaining  terms of such
                                        Mortgage    Loans,    thereby    leaving
                                        substantial principal amounts due and payable (each such payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.

                                        As of the  Cut-off  Date,  the  Mortgage
                                        Loans  had  the   following   additional
                                        characteristics:

                                        (i)       Mortgage  Rates  ranging  from
                                                  ____%  per  annum to ____% per
                                                  annum,  and a weighted average
                                                  Mortgage  Rate of  _____%  per
                                                  annum;

                                        (ii)      in the case of the ARM  Loans,
                                                  Gross  Margins   ranging  from
                                                  _____  basis  points  to _____
                                                  basis  points,  and a weighted
                                                  average  Gross Margin of _____
                                                  basis points;

                                        (iii)     for  those ___ ARM Loans as to
                                                  which   such    characteristic
                                                  applies,    minimum   lifetime
                                                  Mortgage  Rates  ranging  from
                                                  ___%  per  annum  to ___%  per
                                                  annum,  and a weighted average
                                                  minimum lifetime Mortgage Rate
                                                  of ____% per annum;

                                        (iv)      for  those ___ ARM Loans as to
                                                  which   such    characteristic
                                                  applies,    maximum   lifetime
                                                  Mortgage  Rates  ranging  from
                                                  ___%  per  annum  to ___%  per
                                                  annum,  and a weighted average
                                                  maximum lifetime Mortgage Rate
                                                  of ___% per annum;

                                        (v)       Cut-off Date Balances  ranging
                                                  from      $____________     to
                                                  $____________,  and an average
                                                  Cut-off    Date   Balance   of
                                                  $____________;

                                        (vi)      original  terms  to  scheduled
                                                  maturity   ranging   from  ___
                                                  months to ____  months,  and a
                                                  weighted average original term
                                                  to  scheduled  maturity of ___
                                                  months;

                                        (vii)     remaining  terms to  scheduled
                                                  maturity   ranging   from  ___
                                                  months to ____  months,  and a
                                                  weighted   average   remaining
                                                  term to scheduled  maturity of
                                                  ____ months;

                                        (viii)    Cut-off  Date LTV Ratios (that
                                                  is,    in   each    case,    a
                                                  loan-to-value ratio based upon
                                                  (a) the Cut-off  Date  Balance
                                                  of the Mortgage  Loan, and (b)
                                                  the  appraised  value  of  the
                                                  related   Mortgaged   Property
                                                  determined   at  the  time  of
                                                  origination   of  such  loan),
                                                  ranging  from _____% to ____%,
                                                  and a weighted average Cut-off
                                                  Date LTV Ratio of _____%; and

                                        (ix)      for those ___  Mortgage  Loans
                                                  as     to      which      such
                                                  characteristic             was
                                                  determinable,   Debt   Service
                                                  Coverage Ratios (calculated as
                                                  more  particularly   described
                                                  under   "Description   of  the
                                                  Mortgage       Pool-Additional
                                                  Mortgage  Loan   Information")
                                                  ranging   from   _______x   to
                                                  ______x,    and   a   weighted
                                                  average Debt Service  Coverage
                                                  Ratio of _______x.

                                        The  Mortgage   Loans  were   originated
                                        between 19__ and 19__.

Description of the
     Certificates.......................The Certificates will be issued pursuant to a Pooling and Servicing Agreement, to
                                        be dated as of the Cut-off  Date,  among
                                        the Depositor,  the Master  Servicer and
                                        the Trustee (the  "Pooling and Servicing
                                        Agreement"),  and will  represent in the
                                        aggregate    the    entire    beneficial
                                        ownership  interest in a trust fund (the
                                        "Trust Fund") consisting of the Mortgage
                                        Pool and certain related assets.

     A.  Certificate Balance............The aggregate Certificate Balance of the
                                        Certificates  as of  the  Delivery  Date
                                        will equal the Initial Pool Balance. The
                                        Class  A   Certificates   will  have  an
                                        initial     Certificate    Balance    of
                                        $_______________,    which    represents
                                        _____% of the Initial Pool Balance;  the
                                        Class  B   Certificates   will  have  an
                                        initial     Certificate    Balance    of
                                        $___________,  which  represents ___% of
                                        the Initial  Pool  Balance;  the Class C
                                        Certificates   will   have  an   initial
                                        Certificate  Balance  of  $____________,
                                        which  represents  ___%  of the  Initial
                                        Pool   Balance;    and   the   Class   R
                                        Certificates  will  have  a  Certificate
                                        Balance of zero. The Certificate Balance
                                        of   each    Class    of    Certificates
                                        outstanding  at any time  represents the
                                        maximum amount that the holders  thereof
                                        are entitled to receive as distributions
                                        allocable  to  principal  from  the cash
                                        flow on the  Mortgage  Loans  and  other
                                        assets  in  the  Trust  Fund.   As  more
                                        specifically   described   herein,   the
                                        Certificate  Balance  of each  Class  of
                                        Regular  Certificates  will be  adjusted
                                        from  time to time on each  Distribution
                                        Date to reflect any  reductions  therein
                                        resulting  from  the   distribution   of
                                        principal    of    such    Class.    See
                                        "Description   of   the    Certificates-
                                        General" herein.

                                        Losses  experienced  with respect to the
                                        Mortgage Loans or otherwise with respect
                                        to the Trust Fund will not be applied to
                                        reduce either the Certificate Balance or
                                        the absolute  entitlement to interest of
                                        any Class of Regular Certificates,  even
                                        though such losses may cause one or more
                                        of such Classes to receive less than the
                                        full amount of principal and interest to
                                        which it is entitled.  As a result,  the
                                        aggregate  Stated  Principal  Balance of
                                        the Mortgage Pool at any time subsequent
                                        to the initial  Distribution Date may be
                                        less  than  the  aggregate   Certificate
                                        Balance  of  the  Regular  Certificates.
                                        Such  deficit  will be  allocated to the
                                        respective     Classes     of    Regular
                                        Certificates (in each case to the extent
                                        of its  Certificate  Balance) in reverse
                                        alphabetical   order  of   their   Class
                                        designations   (i.e.,  C,  B,  A).  Such
                                        allocation    will   not    reduce   the
                                        Certificate  Balance  of any such  Class
                                        and is intended  solely to identify  the
                                        portion (the "Uncovered Portion") of the
                                        Certificate  Balance  of each such Class
                                        for  which  there  is at  such  time  no
                                        corresponding    principal   amount   of
                                        Mortgage Loans.  See "Description of the
                                        Certificates-Subordination" herein.

                                        The "Stated  Principal  Balance" of each
                                        Mortgage  Loan  outstanding  at any time
                                        represents the principal balance of such
                                        Mortgage Loan ultimately due and payable
                                        to  the   Certificateholders.   As  more
                                        particularly   described   herein,   the
                                        Stated   Principal   Balance   of   each
                                        Mortgage Loan  initially  will equal the
                                        Cut-off  Date  Balance  thereof  and, on
                                        each Distribution  Date, will be reduced
                                        by any payments or other collections (or
                                        advances in lieu  thereof) of  principal
                                        of   such   Mortgage   Loan   that   are
                                        distributed on the  Certificates on such
                                        date.    See    "Description    of   the
                                        Certificates-Distributions-Certain
                                        Calculations  with Respect to Individual
                                        Mortgage Loans" herein.

     B.  Pass-Through Rates.............The Pass-Through  Rate applicable to the
                                        Class A and Class B Certificates for the
                                        initial  Distribution  Date  will  equal
                                        _____%  per annum.  With  respect to any
                                        Distribution   Date  subsequent  to  the
                                        initial     Distribution    Date,    the
                                        Pass-Through   Rate  for  the   Class  A
                                        Certificates    and    the    Class    B
                                        Certificates  will  equal  the  Weighted
                                        Average Effective Net Mortgage Rate for such Distribution Date.

                                        [The Pass-Through Rate applicable to the
                                        Class    C    Certificates    for    any
                                        Distribution   Date   will   equal   the
                                        Weighted Average  Effective Net Mortgage
                                        Rate for  such  Distribution  Date.  The
                                        Class  R   Certificates   will  have  no
                                        specified Pass-Through Rate.]

                                        The  "Weighted   Average  Effective  Net
                                        Mortgage  Rate"  for  each  Distribution
                                        Date  is  the  weighted  average  of the
                                        applicable  Effective Net Mortgage Rates
                                        for the Mortgage Loans,  weighted on the
                                        basis   of   their   respective   Stated
                                        Principal Balances  immediately prior to
                                        such Distribution  Date. For purposes of
                                        calculating    the   Weighted    Average
                                        Effective  Net  Mortgage  Rate  for  any
                                        Distribution    Date,   the   applicable
                                        "Effective  Net Mortgage  Rate" for each
                                        Mortgage  Loan  is  an  annualized  rate
                                        equal to the Mortgage Rate in effect for
                                        such    Mortgage    Loan   as   of   the
                                        commencement  of the related Due Period,
                                        (a)  reduced  by ___ basis  points  (the
                                        Mortgage  Rate, as so reduced,  the "Net
                                        Mortgage Rate"),  and (b) if the accrual
                                        of  interest  on such  Mortgage  Loan is
                                        computed  other  than on the  basis of a
                                        360-day year consisting of twelve 30-day
                                        months  (which is the  basis of  accrual
                                        for     interest    on    the    Regular
                                        Certificates), then adjusted to reflect that difference in computation.

                                        The "Due  Period" for each  Distribution
                                        Date will be the period  that  begins on
                                        the ____ day of the month  preceding the
                                        month in which  such  Distribution  Date
                                        occurs  and  ends on the ____ day of the
                                        month in which  such  Distribution  Date
                                        occurs.    See   "Description   of   the
                                        Certificates -Distributions-Pass-Through
                                        Rates" herein.

     C.  Distributions..................Distributions on the  Certificates  will be made by the Master  Servicer,  to the
                                        extent of available  funds,  on the 25th
                                        day of each  month  or, if any such 25th
                                        day is not a business  day,  then on the
                                        next succeeding  business day, beginning
                                        in    __________    199__    (each,    a
                                        "Distribution  Date"), to the holders of
                                        record  as of the close of  business  on
                                        the  last  business  day  of  the  month
                                        preceding   the   month  of  each   such
                                        distribution  (each,  a "Record  Date").
                                        Notwithstanding  the  above,  the  final
                                        distribution on any Certificate  will be
                                        made  after  due  notice  by the  Master
                                        Servicer   of  the   pendency   of  such
                                        distribution and only upon  presentation
                                        and  surrender of such  Certificates  at
                                        the  location  to be  specified  in such
                                        notice.  The  total of all  payments  or
                                        other  collections  (or advances in lieu
                                        thereof)   on  or  in   respect  of  the
                                        Mortgage  Loans that are  available  for
                                        distribution to.  Certificateholders  on
                                        any Distribution Date is herein referred
                                        to  as   the   "Available   Distribution
                                        Amount" for such date. See  "Description
                                        of    the    Certificates-Distributions-
                                        Method, Timing and Amount" herein.

                                        On each  Distribution  Date, for so long
                                        as  the   Class   A   and/or   Class   B
                                        Certificates  remain  outstanding,   the
                                        Master    Servicer   will   (except   as
                                        otherwise described under "Description of the Certificates-Termination" herein) apply the Available Distribution Amount for such date for the following purposes and in the following order of priority, in each case to the extent of remaining available funds:

                                        (1)  to distributions of interest to the
                                             holders of the Class A Certificates
                                             in   an   amount   equal   to   all
                                             Distributable  Certificate Interest
                                             in   respect   of   the   Class   A
                                             Certificates for such  Distribution
                                             Date  and,   to  the   extent   not
                                             previously   paid,  for  all  prior
                                             Distribution Dates;

                                        (2)  to  distributions  of  principal to
                                             the   holders   of  the   Class   A
                                             Certificates  in an amount equal to
                                             the sum of (a) the  product  of (i)
                                             the Class A Certificates' Ownership
                                             Percentage      (as      calculated
                                             immediately     prior    to    such
                                             Distribution  Date),  multiplied by
                                             (ii)   the   Scheduled    Principal
                                             Distribution    Amount   for   such
                                             Distribution  Date,  plus  (b)  the
                                             entire    Unscheduled     Principal
                                             Distribution    Amount   for   such
                                             Distribution  Date  (but  not  more
                                             than would be  necessary  to reduce
                                             the  Certificate   Balance  of  the
                                             Class A Certificates to zero);

                                        (3)  to  distributions  of  principal to
                                             the   holders   of  the   Class   A
                                             Certificates  in an amount equal to
                                             any   Uncovered   Portion   of  the
                                             Certificate  Balance of the Class A
                                             Certificates  immediately  prior to
                                             such Distribution Date;

                                        (4)  to distributions of interest to the
                                             holders of the Class B Certificates
                                             in   an   amount   equal   to   all
                                             Distributable  Certificate Interest
                                             in   respect   of   the   Class   B
                                             Certificates for such  Distribution
                                             Date  and,   to  the   extent   not
                                             previously   paid,  for  all  prior
                                             Distribution Dates;

                                        (5)  to  distributions  of  principal to
                                             the   holders   of  the   Class   B
                                             Certificates  in an amount equal to
                                             the sum of (a) the  product  of (i)
                                             the Class B Certificates' Ownership
                                             Percentage      (as      calculated
                                             immediately     prior    to    such
                                             Distribution  Date),  multiplied by
                                             (ii)   the   Scheduled    Principal
                                             Distribution    Amount   for   such
                                             Distribution  Date, plus (b) if the
                                             Class  A  Certificates   have  been
                                             retired,  then  to the  extent  not
                                             distributed  in retirement  thereof
                                             on  such  Distribution   Date,  the
                                             entire    Unscheduled     Principal
                                             Distribution    Amount   for   such
                                             Distribution  Date  (but  not  more
                                             than would be  necessary  to reduce
                                             the  Certificate   Balance  of  the
                                             Class B Certificates to zero);

                                        (6)  to  distributions  of  principal to
                                             the   holders   of  the   Class   A
                                             Certificates  in an amount equal to
                                             any   Uncovered   Portion   of  the
                                             Certificate  Balance of the Class B
                                             Certificates  immediately  prior to
                                             such  Distribution  Date  (but  not
                                             more  than  would be  necessary  to
                                             reduce the  Certificate  Balance of
                                             the Class A Certificates to zero);

                                            (7)  to  distributions  of principal
                                                 to the  holders  of the Class B
                                                 Certificates in an amount equal
                                                 to any Uncovered Portion of the
                                                 Certificate   Balance   of  the
                                                 Class      B       Certificates
                                                 immediately   prior   to   such
                                                 Distribution  Date,  net of any
                                                 distributions of principal made
                                                 on  such  Distribution  Date in
                                                 respect    of   the   Class   A
                                                 Certificates  as  described  in
                                                 the    immediately    preceding
                                                 clause (6);

                                        (8)  to distributions of interest to the
                                             holders of the Class C Certificates
                                             in   an   amount   equal   to   all
                                             Distributable  Certificate Interest
                                             in   respect   of   the   Class   C
                                             Certificates for such  Distribution
                                             Date  and,   to  the   extent   not
                                             previously  distributed,   for  all
                                             prior Distribution Dates;

                                        (9)  to  distributions  of  principal to
                                             the   holders   of  the   Class   C
                                             Certificates  in an amount equal to
                                             the  product  of (a)  the  Class  C
                                             Certificates'  Ownership Percentage
                                             (as calculated immediately prior to
                                             such Distribution Date), multiplied
                                             by  (b)  the  Scheduled   Principal
                                             Distribution    Amount   for   such
                                             Distribution Date;

                                        (10) to  distributions  of  principal to
                                             the   holders  of  the   respective
                                             Classes of Regular Certificates, in
                                             alphabetical  order of their  Class
                                             designations (i.e., A, B, C), in an
                                             aggregate   amount   equal  to  any
                                             Uncovered     Portion     of    the
                                             Certificate  Balance of the Class C
                                             Certificates  immediately  prior to
                                             such  Distribution  Date  (but,  in
                                             each  case,  not more than would be
                                             necessary  to  reduce  the  related
                                             Certificate Balance to zero); and

                                        (11) to  distributions to the holders of
                                             the  Class  R  Certificates  in  an
                                             amount   equal  to  the   remaining
                                             balance,  if any, of the  Available
                                             Distribution       Amount.      See
                                             "Description  of the  Certificates-
                                             Distributions-Priority" herein.

                                        The "Distributable Certificate Interest"
                                        in  respect  of  any  Class  of  Regular
                                        Certificates for any  Distribution  Date
                                        will  equal  30  days'  interest  at the
                                        applicable  Pass-Through Rate accrued on
                                        the Certificate Balance of such Class of
                                        Regular  Certificates  immediately prior
                                        to such Distribution  Date,  reduced (to
                                        not less  than  zero)  by such  Class of
                                        Regular  Certificates'  allocable  share
                                        (in each case,  calculated  as described
                                        herein)  any  Net  Aggregate  Prepayment
                                        Interest  Shortfall (as described below)
                                        for  such  Distribution  Date.  The "Net
                                        Aggregate Prepayment Interest Shortfall"
                                        for any  Distribution  Date  will be the
                                        amount,   if  any,   by  which  (a)  the
                                        aggregate  of  any  Prepayment  Interest
                                        Shortfalls  incurred  during the related
                                        Due Period  exceeds (b) the aggregate of
                                        any  Prepayment  Interest  Excesses  and
                                        prepayment premiums collected during the
                                        related   Due  Period.   A   "Prepayment
                                        Interest  Shortfall"  is a shortfall  in
                                        the   collection   of  a  full   month's
                                        interest (net of related servicing fees)
                                        on any Mortgage Loan by reason of a full
                                        or  partial  principal  prepayment  made
                                        prior to its Due Date in any Due Period.
                                        A  "Prepayment  Interest  Excess"  is  a
                                        payment  of  interest  (net  of  related
                                        servicing  fees) made in connection with
                                        any  full  or  partial  prepayment  of a
                                        Mortgage Loan subsequent to its Due Date
                                        in any  Due  Period,  which  payment  of
                                        interest is intended to cover the period
                                        on  and  after   such  Due   Date.   See
                                        "Description   of   the    Certificates-
                                        Distributions-Distributable  Certificate
                                        Interest" herein.

                                        The  "Scheduled  Principal  Distribution
                                        Amount" for any  Distribution  Date will
                                        equal  the  aggregate  of all  scheduled
                                        payments  of  principal  (including  the
                                        principal   portion   of   any   Balloon
                                        Payments)  due  on  the  Mortgage  Loans
                                        during  or,  if and to  the  extent  not
                                        previously   received  or  advanced  and
                                        distributed on prior Distribution Dates,
                                        prior to the  related  Due  Period  that
                                        were either  received from the borrowers
                                        as of the ___ day of the  month in which
                                        such   Distribution   Date   occurs   or
                                        advanced  by  the  Master   Servicer  in
                                        respect of such  Distribution  Date. The
                                        "Unscheduled    Principal   Distribution
                                        Amount" for any Distribution  Date will,
                                        in general,  equal the  aggregate of (i)
                                        all  prepayments  of  principal  of  the
                                        Mortgage   Loans   received   from   the
                                        borrowers during the related Due Period,
                                        and   (ii)   any    other    unscheduled
                                        collections  on or  in  respect  of  the
                                        Mortgage   Loans   and   any   Mortgaged
                                        Properties   acquired   in   respect  of
                                        defaulted    Mortgage    Loans   through
                                        foreclosure, deed in lieu of foreclosure
                                        or otherwise  (each, an "REO Property"),
                                        which other unscheduled collections were
                                        received  during the  related Due Period
                                        and were  identified  and applied by the
                                        Master   Servicer   as   recoveries   of
                                        previously  unadvanced  principal of the
                                        related  Mortgage Loans.  The respective
                                        amounts which  constitute  the Scheduled
                                        Principal    Distribution   Amount   and
                                        Unscheduled    Principal    Distribution
                                        Amount  for any  Distribution  Date  are
                                        herein  collectively  referred  to  from
                                        time  to  time  as  the   "Distributable
                                        Principal".  The "Ownership  Percentage"
                                        evidenced  by any Class of  Certificates
                                        as of any  date  of  determination  will
                                        equal  a   fraction,   expressed   as  a
                                        percentage,  the  numerator  of which is
                                        the  then  Certificate  Balance  of such
                                        Class of Certificates,  net (in the case
                                        of a Class of Regular  Certificates)  of
                                        any    Uncovered    Portion    of   such
                                        Certificate Balance, and the denominator
                                        of which is the  then  aggregate  Stated
                                        Principal  Balance of the Mortgage Pool.
                                        See  "Description  of the  Certificates-
                                        Distributions-Scheduled        Principal
                                        Distribution   Amount  and   Unscheduled
                                        Principal Distribution Amount" herein.

Certain Investment Considerations;
     Mortgage Loan Prepayments..........The yield on the Offered Certificates of either class will depend on, among other
                                        things,  the Pass-Through  Rate for such
                                        Certificates.  The yield on any  Offered
                                        Certificate   that  is  purchased  at  a
                                        discount   or   premium   will  also  be
                                        affected  by  the  rate  and  timing  of
                                        distributions in respect of principal on
                                        such Certificate,  which in turn will be
                                        affected  by (i) the rate and  timing of
                                        principal payments (including  principal
                                        prepayments) on the Mortgage Loans, (ii)
                                        the availability from time to time of an
                                        amount    other    than    Distributable
                                        Principal to amortize the Class Balances
                                        of  such   Certificates  and  (iii)  the
                                        extent to which the items  described  in
                                        subclauses  (i) and (ii) are  applied on
                                        any  Distribution  Date in  reduction of
                                        the Certificate  Balance of the Class to
                                        which such  Certificate  belongs,  which
                                        will  be  dependent,  in  part,  on  the
                                        nature of such amounts. See "Description
                                        of    the    Certificates-Distributions-
                                        Priority"      and      "-Distributions-
                                        Calculation of Principal Distributions" herein.

                                        Mortgage  Loan  Prepayments.  The actual
                                        rate of  prepayment  of principal on the
                                        Mortgage Loans cannot be predicted.  The
                                        Mortgage  Loans  may be  prepaid  at any
                                        time,  subject,  in  the  case  of  ____
                                        Mortgage   Loans,   to   payment   of  a
                                        Prepayment   Premium.   The   investment
                                        performance of the Offered  Certificates
                                        may vary  materially  and adversely from
                                        the investment expectations of investors
                                        due to prepayments on the Mortgage Loans
                                        being  higher or lower than  anticipated
                                        by  investors.  The actual  yield to the
                                        holder of an Offered Certificate may not
                                        be equal to the yield anticipated at the
                                        time of purchase of the  Certificate or,
                                        notwithstanding that the actual yield is
                                        equal to the yield  anticipated  at that
                                        time,  the total  return  on  investment
                                        expected by the investor or the expected
                                        weighted average life of the Certificate
                                        may not be realized.  These  effects are
                                        summarized  below.  For a discussion  of
                                        certain factors affecting  prepayment of
                                        the Mortgage Loans, including the effect
                                        of   Prepayment   Premiums,   see  "Risk
                                        Factors"   and   "Yield   and   Maturity
                                        Considerations"    herein   and   "Yield
                                        Considerations"  in the  Prospectus.  In
                                        deciding whether to purchase any Offered
                                        Certificates, an investor should make an
                                        independent    decision    as   to   the
                                        appropriate prepayment assumptions to be used.

                                        Yield.  If  an  investor   purchases  an
                                        Offered  Certificate  at an amount equal
                                        to its unpaid  principal  balance  (that
                                        is, at "par"),  the  effective  yield to
                                        that investor  (assuming  that there are
                                        no interest  shortfalls and assuming the
                                        full    return   of   the    purchaser's
                                        investment  principal) will  approximate
                                        the    pass-through    rate    on   that
                                        Certificate. If an investor pays less or
                                        more than the unpaid  principal  balance
                                        of the  Certificate  (that is,  buys the
                                        Certificate    at   a   "discount"    or
                                        "premium", respectively), then, based on
                                        the   assumptions   set   forth  in  the
                                        preceding sentence,  the effective yield
                                        to the investor will be higher or lower,
                                        respectively, than the pass-through rate
                                        on  that   Certificate,   because   such
                                        discount  or premium  will be  amortized
                                        over  the life of the  Certificate.  Any
                                        deviation   in  the   actual   rate   of
                                        prepayments  on the Mortgage  Loans from
                                        the rate  assumed by the  investor  will
                                        affect the period of time over which, or
                                        the  rate  at  which,  the  discount  or
                                        premium   will   be    amortized    and,
                                        consequently, will change the investor's
                                        actual yield from that  anticipated.  An
                                        investor   that   purchases  an  Offered
                                        Certificate   at   a   discount   should
                                        carefully   consider  the  risk  that  a
                                        slower   than    anticipated   rate   of
                                        principal payments on the Mortgage Loans
                                        will  result in an actual  yield that is
                                        lower  than  such  investor's   expected
                                        yield.  An investor  that  purchases any
                                        Offered  Certificate at a premium should
                                        consider  the risk  that a  faster  than
                                        anticipated  rate of principal  payments
                                        on the Mortgage  Loans will result in an
                                        actual  yield  that is lower  than  such
                                        investor's expected yield. Insofar as an
                                        investor's  initial  investment  in  any
                                        Offered  Certificate  is returned in the
                                        form of payments of  principal  thereon,
                                        there  can  be no  assurance  that  such
                                        amounts   can   be   reinvested   in   a
                                        comparable alternative investment with a comparable yield.

                                        Reinvestment  Risk. As stated above,  if
                                        an Offered  Certificate  is purchased at
                                        par,   fluctuations   in  the   rate  of
                                        distributions    of    principal    will
                                        generally   not   affect  the  yield  to
                                        maturity of that  Certificate.  However,
                                        the  total  return  on  any  purchaser's
                                        investment,  including  an investor  who
                                        purchases at par, will be reduced to the
                                        extent  that   principal   distributions
                                        received  on its  Certificate  cannot be
                                        reinvested  at a  rate  as  high  as the
                                        pass-through  rate  of the  Certificate.
                                        Investors  in the  Offered  Certificates
                                        should  consider  the  risk  that  rapid
                                        rates  of  prepayments  on the  Mortgage
                                        Loans may  coincide  with periods of low
                                        prevailing market interest rates. During
                                        periods   of   low   prevailing   market
                                        interest   rates,   mortgagors   may  be
                                        expected to prepay or refinance Mortgage
                                        Loans   that   carry    interest   rates
                                        significantly  higher than  then-current
                                        interest   rates  for  mortgage   loans.
                                        Consequently,  the  amount of  principal
                                        distributions  available  to an investor
                                        for  reinvestment at such low prevailing
                                        interest rates may be relatively  large.
                                        Conversely, slow rates of prepayments on
                                        the  Mortgage  Loans may  coincide  with
                                        periods   of  high   prevailing   market
                                        interest rates.  During such periods, it
                                        is  less  likely  that  mortgagors  will
                                        elect to  prepay or  refinance  Mortgage
                                        Loans  and,  therefore,  the  amount  of
                                        principal  distributions available to an
                                        investor for  reinvestment  at such high
                                        prevailing   interest   rates   may   be
                                        relatively small.

                                        Weighted  Average Life  Volatility.  One
                                        indication  of  the  effect  of  varying
                                        prepayment  rates on a  security  is the
                                        change in its weighted average life. The
                                        "weighted  average  life" of an  Offered
                                        Certificate  is the  average  amount  of
                                        time that will  elapse  between the date
                                        of issuance of the  Certificate  and the
                                        date on which each  dollar in  reduction
                                        of   the   principal   balance   of  the
                                        Certificate   is   distributed   to  the
                                        investor.  Low rates of  prepayment  may
                                        result in the  extension of the weighted
                                        average  life  of  a  Certificate;  high
                                        rates,   in  the   shortening   of  such
                                        weighted  average life.  In general,  if
                                        the   weighted   average   life   of   a
                                        Certificate purchased at par is extended
                                        beyond that initially anticipated,  such
                                        Certificate's   market   value   may  be
                                        adversely  affected,   even  though  the
                                        yield to maturity on the  Certificate is
                                        unaffected.  The weighted  average lives
                                        of  the  Offered   Certificates,   under
                                        various   prepayment   scenarios,    are
                                        displayed in the table  appearing  under
                                        the   heading    "Yield   and   Maturity
                                        Considerations-Weighted   Average  Life"
                                        herein.

                                        [The following  disclosure is applicable
                                        to Stripped Interest Certificates... The
                                        Stripped  Interest   Certificates.   The
                                        Class S Certificates  are  interest-only
                                        Certificates and are not entitled to any
                                        distributions  in respect of  principal.
                                        The  yield to  maturity  of the  Class S
                                        Certificates    will    be    especially
                                        sensitive to the prepayment,  repurchase
                                        and default  experience  on the Mortgage
                                        Loans, which may fluctuate significantly
                                        from time to time.  A rate of  principal
                                        payments   that  is  more   rapid   than
                                        expected  by   investors   will  have  a
                                        material negative effect on the yield to
                                        maturity  of the  Class S  Certificates.
                                        See "Risk  Factors-Yield  Sensitivity of
                                        the Class S Certificates" and "Yield and
                                        Maturity            Considerations-Yield
                                        Sensitivity of the Class S Certificates" herein.]

P&I Advances............................[Subject     to     a     recoverability
                                        determination as described  herein,  the
                                        Master  Servicer  is  required  to  make
                                        advances  (each,  a "P&I  Advance") with
                                        respect to each  Distribution Date in an
                                        amount  that is  generally  equal to the
                                        aggregate   of:   (i)   all   delinquent
                                        payments of principal  and interest (net
                                        of  related   servicing   fees)  on  the
                                        Mortgage  Loans,  other than  delinquent
                                        Balloon  Payments,  scheduled  to be due
                                        during the related  Due Period;  (ii) in
                                        the   case   of   each   Mortgage   Loan
                                        delinquent  in  respect  of its  Balloon
                                        Payment,  an  amount  equal  to 30 days'
                                        interest   thereon   (net   of   related
                                        servicing  fees), but only to the extent
                                        that the related borrower has not made a
                                        payment  sufficient to cover such amount
                                        under  any  forbearance  arrangement  or
                                        otherwise,   which   payment   has  been
                                        included in the  Available  Distribution
                                        Amount for such  Distribution  Date; and
                                        (iii) in the case of each REO Property, an amount equal to 30 days' imputed interest with respect thereto (net of related servicing fees), but only to the extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date.

                                        As  more  fully  described  herein,  the
                                        Master  Servicer  will  be  entitled  to
                                        interest on any P&I Advances  made,  and
                                        certain servicing expenses incurred,  by
                                        it or on its behalf.  Such interest will
                                        accrue   from  the  date  any  such  P&I
                                        Advance   is  made  or  such   servicing
                                        expense  is  incurred  at an  annualized
                                        rate   equal  to  ____%   (the   "Master
                                        Servicer  Reimbursement  Rate") and will
                                        be  paid,   contemporaneously  with  the
                                        reimbursement  of such  P&I  Advance  or
                                        such servicing  expense,  out of general
                                        collections on the Mortgage Pool then on
                                        deposit in the Certificate  Account. See
                                        "Description  of  the   Certificates-P&I
                                        Advances" herein and "Description of the
                                        Certificates-Advances   in   Respect  of
                                        Delinquencies"  and  "Description of the
                                        Pooling Agreements-Certificate Account" in the Prospectus.]

Subordination...........................The  rights  of  holders  of the Class B
                                        Certificates   and  each  Class  of  the
                                        Private Certificates (collectively,  the
                                        "Subordinate  Certificates")  to receive
                                        distributions  of amounts  collected  or
                                        advanced on the Mortgage  Loans will, in
                                        each  case,  be  subordinated,   to  the
                                        extent described  herein,  to the rights
                                        of holders  of the Class A  Certificates
                                        and  each  other  Class  of  Subordinate
                                        Certificates,  if any,  with an  earlier
                                        alphabetical  Class  designation.   This
                                        subordination is intended to enhance the
                                        likelihood  of  timely  receipt  by  the
                                        holders of the Class A  Certificates  of
                                        the   full   amount   of   Distributable
                                        Certificate  Interest payable in respect
                                        of    such    Certificates    on    each
                                        Distribution   Date,  and  the  ultimate
                                        receipt  by such  holders  of  principal
                                        equal to the entire Certificate  Balance
                                        of the Class A Certificates.  Similarly,
                                        but   to   a   lesser    degree,    this
                                        subordination   is  also   intended   to
                                        enhance the likelihood of timely receipt
                                        by   the   holders   of  the   Class   B
                                        Certificates   of  the  full  amount  of
                                        Distributable    Certificate    Interest
                                        payable in respect of such  Certificates
                                        on  each  Distribution   Date,  and  the
                                        ultimate  receipt  by  such  holders  of
                                        principal    equal    to   the    entire
                                        Certificate Balance of the related Class
                                        of Certificates. The protection afforded
                                        to the  holders of each Class of Offered
                                        Certificates    by    means    of    the
                                        subordination  of each  other  Class  of
                                        Certificates  with a later  alphabetical
                                        Class  designation  will be accomplished
                                        by  the  application  of  the  Available
                                        Distribution Amount on each Distribution
                                        Date in the  order  described  above  in
                                        this Summary under  "Description  of the
                                        Certificates-Distributions".   No  other
                                        form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

Optional Termination....................At its option,  the Master  Servicer may purchase all of the  Mortgage  Loans and
                                        REO   Properties,   and  thereby  effect
                                        termination  of the Trust Fund and early
                                        retirement   of  the  then   outstanding
                                        Certificates,  on any Distribution  Date
                                        on which the remaining  aggregate Stated
                                        Principal  Balance of the Mortgage  Pool
                                        is less  than ___% of the  Initial  Pool
                                        Balance.   See   "Description   of   the
                                        Certificates-Termination" herein and in the Prospectus.

Certain Federal Income
     Tax Consequences...................Beneficial   owners   of   the   Offered
                                        Certificates  will be required to report
                                        income  thereon in  accordance  with the
                                        accrual  method  of  accounting.  [It is
                                        anticipated   that   the   Class   _____
                                        Certificates   will   be   issued   with
                                        original  issue  discount  in an  amount
                                        equal to the excess of the initial Class
                                        Certificate Balances thereof (plus _____
                                        days  of  interest  at the  pass-through
                                        rates  thereon)  over  their  respective
                                        issue    prices    (including    accrued
                                        interest).  It  is  further  anticipated
                                        that the Class _____  Certificates  will
                                        be  issued  at a  premium  and  that the
                                        Class _____  Certificates will be issued
                                        with de minimis  original issue discount
                                        for   federal   income   tax   purposes.
                                        Although  not  free  from  doubt,  it is
                                        anticipated   that   the   Class   _____
                                        Certificates  will be  treated as issued
                                        with  original   issue  discount  in  an
                                        amount   equal  to  the  excess  of  all
                                        distributions  of principal and interest
                                        thereon    over   their    issue   price
                                        (including  accrued  interest),  and the
                                        Company  intends  to  report  income  in
                                        respect of such Class of Certificates in
                                        this   manner.]  See  "Certain   Federal
                                        Income   Tax    Consequences"   in   the
                                        Prospectus.

ERISA Considerations....................A fiduciary of any employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (a "Plan") should review carefully with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable to an investment therein.

                                        [The U.S. Department of Labor has issued
                                        to  The  Chase   Manhattan   Corporation
                                        (formerly  known  as  Chemical   Banking
                                        Corporation)  an  individual  prohibited
                                        transaction    exemption,     Prohibited
                                        Transaction    Exemption   90-33,   that
                                        generally  exempts from the  application
                                        of certain of the prohibited transaction
                                        provisions  of Section  406 of ERISA and
                                        the   excise   taxes   imposed  on  such
                                        prohibited   transactions   by   Section
                                        4975(a) and (b) of the Internal  Revenue
                                        Code of 1986,  as amended (the  "Code"),
                                        transactions  relating to the  purchase,
                                        sale   and   holding   of   pass-through
                                        certificates    underwritten    by   the
                                        Underwriter,  as  an  affiliate  of  The
                                        Chase Manhattan Corporation, and the servicing and operation of related asset pools, provided that certain conditions are satisfied.]

                                        [The Depositor  expects that  Prohibited
                                        Transaction    Exemption    90-33   will
                                        generally   apply   to   the   Class   A
                                        Certificates,  but it will not  apply to
                                        the Class B Certificates.  As a result,]
                                        no transfer  of a [Class B]  Certificate
                                        or any interest therein may be made to a
                                        Plan or to any person who is directly or
                                        indirectly  purchasing  such  [Class  B]
                                        Certificate   or  interest   therein  on
                                        behalf  of,  as named  fiduciary  of, as
                                        trustee  of,  or with  assets of a Plan,
                                        unless the  prospective  transferee  (at
                                        its   own    expense)    provides    the
                                        Certificate   Registrar  (as  identified
                                        herein) with a certification and an opinion of counsel which establish to the Certificate Registrar's satisfaction that such transfer will not result in a violation of Section 406 of ERISA or
                                        Section 4975 of the Code or cause the Master Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. See "ERISA Considerations" herein and in the Prospectus.

Rating..................................It is a condition of their issuance that the Class A and Class B Certificates  be
                                        rated not lower  than  "___" and  "___",
                                        respectively, by _______________________
                                        ([collectively,]       the       "Rating
                                        Agenc[ies]"). A security rating is not a
                                        recommendation  to  buy,  sell  or  hold
                                        securities   and  may  be   subject   to
                                        revision  or  withdrawal  at any time by
                                        the  assigning  rating  organization.  A
                                        security  rating  does not  address  the
                                        frequency  of  prepayments  of  Mortgage
                                        Loans,  or the  corresponding  effect on
                                        yield  to  investors.   [The   following
                                        disclosure  is  applicable  to  Stripped
                                        Interest   Certificates...   A  security
                                        rating does not address the frequency or
                                        likelihood   of   prepayments   (whether
                                        voluntary  or  involuntary)  of Mortgage
                                        Loans,  or the  possibility  that,  as a
                                        result of prepayments,  investors in the
                                        Class S Certificates may realize a lower
                                        than  anticipated  yield  or may fail to
                                        recover fully their initial investment.]
                                        See    "Rating"    herein    and   "Risk
                                        Factors-Limited Nature of Ratings" in the Prospectus.

Legal Investment........................[The   Class   A    Certificates    will
                                        constitute "mortgage related securities"
                                        for purposes of the  Secondary  Mortgage
                                        Market   Enhancement  Act  of  1984,  as
                                        amended  ("SMMEA"),  for so long as they
                                        are  rated  in one of  the  two  highest
                                        ratings   categories   by  one  or  more
                                        nationally recognized statistical rating
                                        organizations  and,  as such,  are legal
                                        investments for certain  entities to the
                                        extent    provided   in   SMMEA.    Such
                                        investments, however, will be subject to
                                        general    regulatory     considerations
                                        governing   investment  practices  under
                                        state  and  federal  law.  In  addition,
                                        institutions whose investment activities
                                        are  subject  to  review by  federal  or
                                        state  regulatory  authorities may be or
                                        may  become  subject  to   restrictions,
                                        which may be  retroactively  imposed  by
                                        such  regulatory  authorities,   on  the
                                        investment  by  such   institutions   in
                                        certain   forms  of   mortgage   related
                                        securities.

                                        [The  Class B  Certificates  will not be
                                        "mortgage related securities" within the
                                        meaning of the Secondary Mortgage Market
                                        Enhancement  Act of 1984.  As a  result,
                                        the appropriate  characterization of the
                                        Class B Certificates under various legal
                                        investment  restrictions,  and  thus the
                                        ability  of  investors  subject to these
                                        restrictions  to  purchase  the  Class B
                                        Certificates,    may   be   subject   to
                                        significant               interpretative
                                        uncertainties.]

                                        Investors should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "Legal Investment" herein and in the Prospectus.

                                  RISK FACTORS

     Prospective purchasers of Offered Certificates should consider, among other things, the following risk factors (as well as the risk factors set forth under "Risk Factors" in the Prospectus) in connection with an investment therein.

The Certificates

     Limited Liquidity. There is currently no secondary market for the Offered Certificates. The Depositor has been advised by the Underwriter that it currently intends to make a secondary market in the Offered Certificates; however, it has no obligation to do so and any market making may be discontinued at any time. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will provide holders of Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates. The Offered Certificates will not be listed on any securities exchange. See "Risk Factors-Secondary Market" in the Prospectus.

     Variability in Yield; Priority of Payments. The yield on any Offered Certificate will depend on, among other things, the Pass-Through Rate in effect from time to time for such Certificate, which, for any Distribution Date, will equal the Weighted Average Effective Net Mortgage Rate for such date. Accordingly, the yield on the Offered Certificates will be sensitive to adjustments to the Mortgage Rates on the ARM Loans and to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of Mortgage Loans. See "Description of the Certificates-Distributions-Pass-Through Rate" herein.

     The yield on any Offered Certificate that is purchased at a discount or premium will also be affected by the rate and timing of principal payments on such Certificate, which in turn will be affected by (i) the rate and timing of principal payments (including principal prepayments) and other principal collections on the Mortgage Loans, (ii) the availability from time to time of amounts other than Distributable Principal to amortize the Certificate Balances of the respective Classes of Certificates, and (iii) the extent to which the items described in subclauses (i) and (ii) are applied on any Distribution Date in reduction of the Certificate Balance of the Class to which such Certificate belongs. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely to the holders of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely to the holders of the Class B Certificates, until the Certificate Balance thereof is reduced to zero. The amount of the Unscheduled Principal Distribution Amount for any Distribution Date will be dependent in part upon the amount of principal prepayments received during the related Due Period. See "-The Mortgage Loans-Prepayments" herein. In addition, as and to the extent described herein, distributions in respect of an Uncovered Portion of the Certificate Balance of any Class of Regular Certificates will be applied, to the extent of such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of Regular Certificates and each other Class of Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of
such      Class       designations.       See      "Description      of      the
Certificates-Distributions-Priority" and "-Distributions-Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. Because it is impossible to predict accurately the timing and amount of principal prepayments and other unscheduled recoveries of principal, if any, that will be received, or the availability from time to time of any amounts other than Distributable Principal to amortize the Certificate Balances of the respective Classes of Certificates, investors may find it difficult to analyze the effect that such items might have on the yield and weighted average lives of the Offered Certificates.

     Furthermore, the yield on any Offered Certificate also will be affected by the rate and timing of delinquencies and defaults on the Mortgage Loans and the severity of ensuing losses. As and to the extent described herein, the Private Certificates are subordinate in right and time of payment to the Offered Certificates and will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans prior to the Offered Certificates; and the Class B Certificates are subordinate in right and time of payment to the Class A Certificates and will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans prior to the Class A Certificates. See "Description of the Mortgage Pool", "Description of the
Certificates-Distributions" and "-Subordination" and "Yield and Maturity Considerations" herein and "Yield and Maturity Considerations" in the Prospectus.

[The following disclosure is applicable to Stripped Interest Certificates...

     Yield Sensitivity of the Class S Certificates. The yield to maturity of the Class S Certificates will be especially sensitive to the prepayment, repurchase and default experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal payments that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. There can be no assurance that the Mortgage Loans will prepay at any particular rate. Further, because the Notional Amount of the Class S Certificates is equal to the Certificate Balance of the Class A Certificates, any amount distributable in respect of principal of the Class A Certificates will have a negative effect on the yield to maturity of the Class S Certificates. Prospective investors in the Class S Certificates should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment. See "Yield and Maturity Considerations-Yield Sensitivity of the Class S Certificates" herein.]

The Mortgage Loans

     Nature of the Mortgaged Properties. The Mortgaged Properties consist solely of multifamily and commercial properties. Lending on the security of multifamily residential and commercial property is generally viewed as exposing the lender to a greater risk of loss than lending upon the security of one- to four-family residences. In contrast to lending on the security of single-family residences, multifamily residential and commercial lending typically involves larger loans to a single obligor or group of related obligors. Furthermore, the repayment of loans secured by income producing properties is typically dependent upon the successful operation of the related real estate project, which in turn is dependent upon, among other things, the supply and demand for comparable rental space in the relevant locale and the performance of the property manager. If the cash flow from the project is reduced (for example, if leases are not obtained or renewed), the obligor's ability to repay the loan may be impaired and the resale value of the particular property may decline. In addition, the successful operation of a multifamily rental or commercial property may be affected by circumstances outside the control of the borrower or lender, such as the deterioration of the surrounding neighborhood, the imposition of rent control or changes in the tax laws. Historical operating results of the Mortgaged Properties may not be comparable to future operating results. See "Risk Factors-Risks Associated with Certain Mortgage Loans and Mortgaged Properties" in the Prospectus.

     Limited Recourse. The Mortgage Loans are not insured or guaranteed by any governmental entity or private mortgage insurer. The Depositor has not undertaken any evaluation of the significance of the recourse provisions of any of a number of the Mortgage Loans that provide for recourse against the related borrower or another person in the event of a default. Accordingly, investors should consider all of the Mortgage Loans to be non-recourse loans as to which recourse in the case of default will be limited to the specific property and such other assets, if any, as were pledged to secure a Mortgage Loan.

     Environmental Law Considerations. [The Mortgage Loan Seller has represented and warranted in the Mortgage Loan Purchase Agreement that an environmental site assessment was conducted in connection with the origination of each Mortgage Loan. Furthermore, the Mortgage Loan Seller has agreed that, in the event of a material breach of such representation and warranty, it will either cure the breach or repurchase the affected Mortgage Loan. The Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement will be assigned, together with the related cure and repurchase obligations, by the Depositor to the Trustee in connection with the Depositor's assignment of its interests in the Mortgage Loans. Furthermore, the Mortgage Loan Seller's repurchase obligation will constitute the sole remedy to Certificateholders and the Trustee for any material breach of such representation and warranty, and neither the Depositor nor any of its affiliates will be obligated to repurchase the affected Mortgage Loan if the Mortgage Loan Seller defaults on its obligation to do so. See "Description of the Mortgage Pool-Representations and Warranties; Repurchases" herein.]

     The Pooling  and  Servicing  Agreement  requires  that the Master  Servicer obtain an environmental site assessment of a Mortgaged Property prior to acquiring title thereto or assuming its operation. Such prohibition effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable for a material adverse environmental condition at the Mortgaged Property. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability for a materially adverse environmental condition at any Mortgaged Property. Given the limited scope of environmental site assessments, an environmental condition that may affect or exist on or around a particular Mortgaged Property may not have been discovered during the course of such environmental site assessment (including regulatory file reviews). Moreover, the severity of an environmental condition discovered during an environmental site assessment may not have been revealed fully because of the limited nature of the investigation. In addition, environmental conditions may develop after completion of the environmental site assessments, by operation of the property or otherwise. See "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans", "Risk Factors-Environmental Risks" and "Certain Legal Aspects of Mortgage Loans-Environmental Legislation" in the Prospectus.

     Geographic Concentration. ______ Mortgage Loans, which represent ____% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in _____________. In general, that concentration increases the exposure of the Mortgage Pool to any adverse economic or other developments that may occur in _________. In recent periods, _____________ (along with other regions of the United States) has experienced a significant downturn in the market value of real estate.

     Concentration of Mortgage Loans and Borrowers. Several of the Mortgage Loans have Cut-off Date Balances that are substantially higher than the average Cut-off Date Balance. In general, concentrations in a mortgage pool of loans with larger-than-average balances can result in losses that are more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were more evenly distributed. Concentration of borrowers also poses increased risks. For instance, if a borrower that owns several Mortgaged Properties experiences financial difficulty at one Mortgaged Property, or at another income-producing property that it owns, it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting Monthly Payments for an indefinite period on all of the related Mortgage Loans.

     Adjustable Rate Mortgage Loans. ________ of the Mortgage Loans, which represent ____% of the Initial Pool Balance, are ARM Loans. Increases in the required Monthly Payments on ARM Loans in excess of those assumed in the original underwriting of such loans may result in a default rate higher than that on mortgage loans with fixed mortgage rates.

     Balloon Payments. None of the Mortgage Loans is fully amortizing over its term to maturity. Thus, each Mortgage Loan will have a substantial payment (that is, a Balloon Payment) due at its stated maturity unless prepaid prior thereto. Loans with Balloon Payments involve a greater risk to the lender than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property. See "Risk Factors-Balloon Payments" in the Prospectus.

     In order to maximize recoveries on defaulted Mortgage Loans, the Pooling and Servicing Agreement enables the Master Servicer to extend and modify Mortgage Loans that are in material default or as to which a payment default (including the failure to make a Balloon Payment) is imminent; subject, however, to the limitations described under "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein. There can be no assurance, however, that any such extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a Balloon Payment that would otherwise be distributable in respect of a Class of Offered Certificates, whether such delay is due to borrower default or to modification of the related Mortgage Loan by the Master Servicer, will likely extend the weighted average life of such Class of Offered Certificates. See "Yield and Maturity Considerations" herein and in the Prospectus.

     Management. The successful operation of a real estate project is dependent upon the performance and viability of the property manager of such project. The property manager is responsible for responding to changes in the local market, planning and implementing the rental structure, including establishing levels of rent payments, and advising the borrowers so that maintenance and capital improvements are carried out in a timely fashion. There is no assurance regarding the performance of any operator and/or managers or persons who may become operators and/or managers upon the expiration or termination of leases or management agreements or following any default or foreclosure under a Mortgage Loan.


                        DESCRIPTION OF THE MORTGAGE POOL

General

     The Trust Fund will consist primarily of ___ conventional, balloon Mortgage Loans with an Initial Pool Balance of $_______________. Each Mortgage Loan is evidenced by a promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") that creates a first mortgage lien on a fee simple estate in a multifamily rental or commercial property (a "Mortgaged Property"). All percentages of the Mortgage Loans, or of any specified group of Mortgage Loans, referred to herein without further description are approximate percentages by aggregate Cut-off Date Balance.

     The Mortgage Loans will be acquired by the Depositor on or before the Delivery Date from __________________ (the "Mortgage Loan Seller"), which either originated the Mortgage Loans or acquired them from their respective originators. See "-The Mortgage Loan Seller" herein.

     The Mortgage Loans were originated between 19__ and 19__. [While the Depositor has caused to be undertaken a limited review of the records and files related to the Mortgage Loans in connection with the issuance of the Certificates, none of the Mortgage Loans was "re-underwritten" or subjected to the type of review that would typically be made in respect of a newly originated mortgage loan. All of the Mortgaged Properties were inspected by or on behalf of the Depositor within the ____ month period preceding the Cut-off Date to assess their general condition, which in virtually all cases was determined to be average or better. However, no Mortgaged Property was re-appraised by or on behalf of the Depositor to assess its current value, and no evaluation was made as to the extent of deferred maintenance at any Mortgaged Property or whether adequate reserves, if any, have been escrowed to cover such.]

Certain Payment Characteristics

     ___ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, have Due Dates that occur on the first day of each month. The remaining Mortgage Loans have Due Dates that occur on the ______ (____% of the Mortgage
Loans), _____ (____% of the Mortgage Loans), _____ (____% of the Mortgage Loans), and _______ (____% of the Mortgage Loans) day of each month.

     ____________ of the Mortgage Loans (the "ARM Loans"), which represent ____% of the Initial Pool Balance, bear interest at Mortgage Rates that are subject to adjustment on periodically occurring Interest Rate Adjustment Dates by adding the related Gross Margin to the value of a base index (an "Index"), subject in ______ cases to rounding conventions and lifetime minimum and/or maximum
Mortgage Rates and, in the case of ________ Mortgage Loans, which represent ____% of the Initial Pool Balance, to periodic minimum and/or maximum Mortgage Rates. The remaining Mortgage Loans (the "Fixed Rate Loans") bear interest at fixed Mortgage Rates. None of the ARM Loans is convertible into a Fixed Rate Loan.

     [Identify Mortgage Loan Index] The adjustments to the Mortgage Rates on the ARM Loans may in each case be based on the value of the related Index as available a specified number of days prior to an Interest Rate Adjustment Date, or may be based on the value of the related Index as most recently published as of an Interest Rate Adjustment Date or as of a designated date preceding an Interest Rate Adjustment Date. ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur monthly; ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Date that occur semi-annually; and the remaining ARM Loans provide for Interest Rate Adjustment Dates that occur annually.

     The Monthly Payments on each ARM Loan are subject to adjustment on each Payment Adjustment Date to an amount that would amortize fully the principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the Mortgage Rate in effect during the one month period preceding such Payment Adjustment Date. The ARM Loans provide for Payment Adjustment Dates that occur on the Due Date following each related Interest Rate Adjustment Date.

     All of the Mortgage Loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Mortgage Loans, thereby leaving substantial principal amounts due and payable (each such payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.

     No Mortgage Loan currently prohibits principal prepayments; however, [certain] of the Mortgage Loans impose fees or penalties ("Prepayment Premiums") in connection with full or partial prepayments. Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, to the extent not otherwise applied to offset Prepayment Interest Shortfalls, and may be waived by the Master Servicer in accordance with the servicing standard described under "Servicing of the Mortgage Loans-General" herein.

[The Index]

     Describe Index and include 5 year history.

Additional Mortgage Loan Information

     The following tables set forth the specified characteristics of, in each case as indicated, the ARM Loans, the Fixed Rate Loans or all the Mortgage Loans. The sum in any column may not equal the indicated total due to rounding.


     The following table sets forth the range of Mortgage Rates on the Mortgage Loans as of the Cut-off Date:

                      Mortgage Rates as of the Cut-off Date

                                                                     Percent by
                      Number of      Aggregate                       Aggregate
    Range of          Mortgage        Cut-off        Percent by       Cut-off
Mortgage Rates(%)       Loans       Date Balance       Number       Date Balance
-----------------       -----       ------------       ------       ------------





                        -----       ------------       ------       ------------
Total............
                        =====       ============       ======       ============

 Weighted Average
 Mortgage Rate (All Loans): ______% per annum

 Weighted Average
 Mortgage Rate (ARM Loans): ____% per annum

 Weighted Average
 Mortgage Rate (Fixed Rate Loans): _____% per annum


     The  following  table  sets  forth the range of Gross  Margins  for the ARM
Loans:

                         Gross Margins for the ARM Loans

                                                                     Percent by
                      Number of      Aggregate                       Aggregate
    Range of             ARM          Cut-off        Percent by       Cut-off
Gross Margins(%)       Leases       Date Balance       Number       Date Balance
----------------       ------       ------------       ------       ------------





                       ------       ------------       ------       ------------
Total..............
                       ======       ============       ======       ============

 Weighted Average
 Gross Margin: ______%


     The following table sets forth the frequency of adjustments to the Mortgage Rates and Monthly Payments of the ARM Loans.


                   Frequency of Adjustments to Mortgage Rates
                     and Monthly Payments for the ARM Loans

                                     Monthly                                                      Percent by
                  Mortgage Rate      Payment       Number of      Aggregate                       Aggregate
                   Adjustment       Adjustment     Mortgage        Cut-off        Percent by       Cut-off
                    Frequency       Frequency       Loans        Date Balance       Number       Date Balance
                    ---------       ---------       -----        ------------       ------       ------------





                    ---------       ---------       -----        ------------       ------       ------------
Total..........
                    =========       =========       =====        ============       ======       ============


     The following table sets forth the range of maximum lifetime Mortgage Rates for the ARM Loans to which such characteristic applies:

                Maximum Lifetime Mortgage Rates for the ARM Loans

                                                                     Percent by
    Range of          Number of      Aggregate                       Aggregate
Maximum Lifetime         ARM          Cut-off        Percent by       Cut-off
Mortgage Rates(%)      Leases       Date Balance       Number       Date Balance
-----------------      ------       ------------       ------       ------------





                       ------       ------------       ------       ------------
Total.............
                       ======       ============       ======       ============

 Weighted Average Maximum Lifetime
 Mortgage Rate (ARM Loans): ______% per annum (A)

---------------
(A) This calculation does not include the __________ ARM Loans without maximum lifetime Mortgage Rates.


     The following table sets forth the range of minimum lifetime Mortgage Rates for the ARM Loans to which such characteristic applies:

                Minimum Lifetime Mortgage Rates for the ARM Loans

                                                                     Percent by
    Range of          Number of      Aggregate                       Aggregate
Minimum Lifetime         ARM          Cut-off        Percent by       Cut-off
Mortgage Rates(%)      Leases       Date Balance       Number       Date Balance
-----------------      ------       ------------       ------       ------------





                       ------       ------------       ------       ------------
Total.............
                       ======       ============       ======       ============

 Weighted Average Minimum Lifetime
 Mortgage Rate (ARM Loans): ______% per annum (A)

---------------
(A) This calculation does not include the _____ ARM Loans without minimum lifetime Mortgage Rates.


         The following table sets forth the range of Cut-off Date Balances of the Mortgage Loans:

                              Cut-off Date Balances

                                                                     Percent by
                      Number of      Aggregate                       Aggregate
  Cut-off Date        Mortgage        Cut-off        Percent by       Cut-off
Balance Range(%)        Loans       Date Balance       Number       Date Balance
----------------        -----       ------------       ------       ------------





                        -----       ------------       ------       ------------
Total..............
                        =====       ============       ======       ============

 Average Cut-off Date
 Balance (All Loans):  $___________

 Average Cut-off Date
 Balance (ARM Loans):  $___________

 Average Cut-off Date
 Balance (Fixed Rate Loans):  $___________


     The following tables set forth the original and remaining terms to stated maturity (in months) of the Mortgage Loans:

                  Original Term to Stated Maturity (in Months)

                                                                     Percent by
                      Number of      Aggregate                       Aggregate
Range of Original     Mortgage        Cut-off        Percent by       Cut-off
Term (in Months)        Loans       Date Balance       Number       Date Balance
----------------        -----       ------------       ------       ------------





                        -----       ------------       ------       ------------
Total..............
                        =====       ============       ======       ============

 Weighted Average Original
 Term to Stated Maturity
 (All Loans): _____ months

 Weighted Average Original
 Term to Stated Maturity
 (ARM Loans): _____ months

 Weighted Average Original
 Term to Stated Maturity
 (Fixed Rate Loans): _____ months


                  Remaining Term to Stated Maturity (in Months)
                             as of the Cut-off Date

                                                                     Percent by
    Range of          Number of      Aggregate                       Aggregate
   Remaining          Mortgage        Cut-off        Percent by       Cut-off
Term (in Months)        Loans       Date Balance       Number       Date Balance
----------------        -----       ------------       ------       ------------





                        -----       ------------       ------       ------------
Total..............
                        =====       ============       ======       ============

 Weighted Average Remaining
 Term to Stated Maturity
 (All Loans): _____ months

 Weighted Average Remaining
 Term to Stated Maturity
 (ARM Loans): _____ months

 Weighted Average Remaining
 Term to Stated Maturity
 (Fixed Rate Loans): _____ months


     The following table sets forth the respective years in which the Mortgage Loans were originated:

                               Year of Origination

                                                                     Percent by
                      Number of      Aggregate                       Aggregate
                      Mortgage        Cut-off        Percent by       Cut-off
Year                    Loans       Date Balance       Number       Date Balance
----                    -----       ------------       ------       ------------





                        -----       ------------       ------       ------------
Total..............
                        =====       ============       ======       ============


     The following table sets forth the respective years in which the Mortgage Loans are scheduled to mature. The table provides an indication (which does not account for any scheduled amortization or prepayments), of the concentration of Balloon Payments that will be due in those years with respect to the Mortgage Loans. See "Risk Factors-Balloon Payments" herein.


                           Year of Scheduled Maturity

                                                                     Percent by
                      Number of      Aggregate                       Aggregate
                      Mortgage        Cut-off        Percent by       Cut-off
Year                    Loans       Date Balance       Number       Date Balance
----                    -----       ------------       ------       ------------





                        -----       ------------       ------       ------------
Total..............
                        =====       ============       ======       ============


     The following table sets forth the range of Cut-off Date LTV Ratios of the Mortgage Loans. A "Cut-off Date LTV Ratio" is a fraction, expressed as a percentage, the numerator of which is the Cut-off Date Balance of a Mortgage Loan, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. A Cut-off Date LTV Ratio, because it is based on the value of a Mortgaged Property determined as of loan origination, is not necessarily a reliable measure of the borrower's current equity in that Mortgaged Property. In a declining real estate market, the fair market value of the Mortgaged Property could have decreased from the value determined at origination, and the actual loan-to-value ratio of a Mortgage Loan may be higher than its Cut-off Date LTV Ratio.

                             Cut-off Date LTV Ratios

                                                                     Percent by
  Range of            Number of      Aggregate                       Aggregate
Cut-off Date          Mortgage        Cut-off        Percent by       Cut-off
LTV Ratios(%)           Loans       Date Balance       Number       Date Balance
-------------           -----       ------------       ------       ------------





                        -----       ------------       ------       ------------
Total..............
                        =====       ============       ======       ============

 Weighted Average Cut-off
 Date LTV Ratio
 (All Loans): _____%

 Weighted Average Cut-off
 Date LTV Ratio
 (ARM Loans): _____%

 Weighted Average Cut-off
 Date LTV Ratio
 (Fixed Rate Loans): _____%


     The following table sets forth the range of Debt Service Coverage Ratios for the Mortgage Loans as of the Cut-off Date. The "Debt Service Coverage Ratio" for any Mortgage Loan is the ratio of Net Operating Income produced by the related Mortgaged Property for the period (annualized if the period was less than one year) covered by an operating statement to the amount of the Monthly Payment in effect as of the Cut-off Date multiplied by 12. "Net Operating
Income" is the revenue derived from the use and operation of a Mortgaged Property (consisting primarily of rental income and deposit forfeitures), less operating expenses (such as utilities, general administrative expenses, management fees, advertising, repairs and maintenance), and further less fixed expenses (such as insurance and real estate taxes). Net Operating Income generally does not reflect capital expenditures. The following table was prepared using operating statements obtained from the respective mortgagors. In each case, the information contained in such operating statements was unaudited, and the Depositor has made no attempt to verify its accuracy. In the case of _____ Mortgage Loans (____ ARM Loans and ____ Fixed Rate Loans), operating statements could not be obtained, and accordingly, Debt Service Coverage Ratios for those Mortgage Loans were not calculated. The last day of the period (which may not correspond to the end of the calendar year most recent to the Cut-off
Date) covered by each operating statement from which a Debt Service Coverage Ratio was calculated is set forth in Annex A with respect to the related Mortgage Loan.


                          Debt Service Coverage Ratios
                             as of the Cut-off Date

                                                                     Percent by
   Range of           Number of      Aggregate                       Aggregate
 Debt Service         Mortgage        Cut-off        Percent by       Cut-off
Coverage Ratios         Loans       Date Balance       Number       Date Balance
---------------         -----       ------------       ------       ------------





                        -----       ------------       ------       ------------
Total..............
                        =====       ============       ======       ============

 Weighted Average
 Debt Service Coverage Ratio
 (All Loans): _______x(B)

 Weighted Average
 Debt Service Coverage Ratio
 (ARM Loans): _______x(C)

 Weighted Average
 Debt Service Coverage Ratio
 (Fixed Rate Loans): _______x(D)

---------------
(A) The Debt Service Coverage Ratios for these Mortgage Loans were not calculated due to a lack of available operating statements.

(B) This calculation does not include the ________ Mortgage Loans as to which Debt Service Coverage Ratios were not calculated.

(C) This calculation does not include the ________ ARM Loans as to which Debt Service Coverage Ratios were not calculated.

(D) This calculation does not include the ________ Fixed Rate Loans as to which Debt Service Coverage Ratios were not calculated.


     The Mortgage Loans are secured by Mortgaged Properties located in _____ different states. The following table sets forth the states in which the Mortgaged Properties are located:

                             Geographic Distribution

                                                                     Percent by
                      Number of      Aggregate                       Aggregate
                      Mortgage        Cut-off        Percent by       Cut-off
State                   Loans       Date Balance       Number       Date Balance
-----                   -----       ------------       ------       ------------





                        -----       ------------       ------       ------------
Total..............
                        =====       ============       ======       ============

     Specified in Annex A to this Prospectus Supplement are the foregoing and certain additional characteristics of the Mortgage Loans set forth on a loan-by-loan basis. Certain additional information regarding the Mortgage Loans is contained herein under "-Underwriting Standards", "-Assignment of the Mortgage Loans; Repurchases" and "-Representations and Warranties; Repurchases" and in the Prospectus under "Description of the Trust Funds" and "Certain Legal Aspects of Mortgage Loans".


The Mortgage Loan Seller

     General. On or prior to the Delivery Date, the Depositor will acquire the Mortgage Loans from ____________ (the "Mortgage Loan Seller") pursuant to a Mortgage Loan Purchase Agreement, dated [the date hereof], between the Depositor and the Mortgage Loan Seller (the "Mortgage Loan Purchase Agreement"). [The Mortgage Loan Seller originated ___ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, and acquired the remaining Mortgage Loans from the respective originators thereof, generally in accordance with the underwriting criteria described below under "-Underwriting Standards".]

     [The Mortgage Loans Seller [, a wholly-owned subsidiary of __________,] is a _________________ organized in ____ under the laws of __________________. As of December 31, 199_, the Mortgage Loan Seller had a net worth of approximately $_________________, and currently holds and services for its own account a total residential and commercial mortgage loan portfolio of approximately $__________________, of which approximately $__________________ constitutes multifamily mortgage loans [and approximately $__________________ constitutes other types of commercial mortgage loans].]

     The information set forth herein concerning the Mortgage Loan Seller, the delinquency, foreclosure and loss experience of its mortgage loan portfolio and its underwriting standards has been provided by the Mortgage Loan Seller, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

     [Delinquency and Foreclosure Experience. The following table sets forth certain information concerning the delinquency experience (including pending foreclosures) on the Mortgage Loan Seller's portfolio of multifamily and commercial mortgage loans held and serviced for its own account. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until 30 days past due on a contractual basis.

                                   As of December 31, 199      As of December 31, 199      As of            , 199
                                   -----------------------     -----------------------     -----------------------
                                                 By Dollar                   By Dollar                   By Dollar
                                   By Number     Amount of     By Number     Amount of     By Number     Amount of
                                   of Loans        Loans       of Loans        Loans       of Loans        Loans
                                   --------        -----       --------        -----       --------        -----
                                                             (Dollar Amounts in Millions)
Total Multifamily
Mortgage Loans................                   $                           $                           $
                                   --------      ---------     --------      ---------     --------      ---------
Total Other Types of
Commercial Mortgage Loans.....
                                   --------      ---------     --------      ---------     --------      ---------
Period of Delinquency
     30 to 59 days............
     60 to 89 days............
     90 days or more..........
                                   --------      ---------     --------      ---------     --------      ---------
Total Delinquent Loans........
                                   ========      =========     ========      =========     ========      =========
Foreclosures
pending(1)....................
Real Estate Owned.............

---------------
(1)  Includes bankruptcies which stay foreclosure.


     The following table presents, for the Mortgage Loan Seller's portfolio of multifamily and commercial mortgage loans held and serviced for its own account, the net gains (losses) resulting from foreclosures and the disposition of properties acquired in foreclosure or by deed in lieu of foreclosure during the periods indicated.

                          Year Ended December 31,     Months Ended
                          -----------------------     ------------ ----------
                             199          199            199          199
                             ----         ----           ----         ----
Net gains (losses)(1)

---------------
(1) Gains (losses) are defined as proceeds from sale less outstanding principal balance less certain capitalized costs related to the foreclosure and/or disposition of the related property (exclusive of accrued interest).


     There can be no assurance that the delinquency and foreclosure experience of the Mortgage Loans comprising the Mortgage Pool will correspond to the delinquency, foreclosure and loss experience of the Mortgage Loan Seller's total multifamily and commercial mortgage loan portfolio set forth in the foregoing tables. The aggregate delinquency, foreclosure and loss experience on the Mortgage Loans comprising the Mortgage Pool will depend on the results obtained over the life of the Mortgage Pool.]

Underwriting Standards

     [All of the Mortgage Loans were originated or acquired by the Mortgage Loan Seller, generally in accordance with the underwriting criteria described herein.

     [Description of underwriting standards.]

     The Depositor believes that the Mortgage Loans selected for inclusion in the Mortgage Pool from the Mortgage Loan Seller's portfolio were not so selected on any basis which would have a material adverse effect on the Certificateholders.]

Assignment of the Mortgage Loans; Repurchase

     On or prior to the Delivery Date, the Depositor will assign its interests in the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. In connection with such assignment, the Depositor will require the Mortgage Loan Seller to deliver to the Trustee or to a document custodian appointed by the Trustee (a "Custodian"), among other things, the following documents with respect to each Mortgage Loan (collectively, as to such Mortgage Loan, the "Mortgage File"): [(i) the original Mortgage Note, endorsed (without recourse) to the order of Trustee; (ii) the original Mortgage or a certified copy thereof, together with originals or certified copies of any intervening assignments of such document, in each case with evidence of recording thereon; (iii) the original or a certified copy of any related assignment of leases, rents and profits (if such item is a document separate from the Mortgage), together with originals or certified copies of any intervening assignments of such document, in each case with evidence of recording thereon; (iv) the original or a certified copy of any related security agreement (if such item is a document separate from the Mortgage), together with originals or certified copies of any intervening assignments of such document;
(v) an assignment of the Mortgage in favor of the Trustee,  in recordable  form;
(vi) an assignment of any related assignment of leases, rents and profits (if such item is a document separate from the Mortgage) in favor of the Trustee, in recordable form; (vii) an assignment of any related security agreement (if such item is a document separate from the Mortgage) in favor of the Trustee; (viii) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed; (ix) the original lender's title insurance policy issued on the date of the origination of such Mortgage Loan or, with respect to each Mortgage Loan as to which a lender's title insurance policy has not yet been issued, a preliminary title report or a title insurance commitment or binder or, with respect to each Mortgage Loan not covered by a lender's title insurance policy, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located; and (x) the original of any guaranty of the borrower's obligations under the related Mortgage Note.]

     The Trustee or a Custodian on its behalf will be required to review each Mortgage File within a period of ___ days of the receipt thereof, and the Trustee or a Custodian on its behalf will hold such documents in trust for the benefit of the Certificateholders. If any of the above-described documents is found during the course of such review to be missing from any Mortgage File or defective, and in either case such omission or defect materially and adversely affects the value of any Mortgage Loan or the interests of Certificateholders therein, the Trustee will be required to notify the Master Servicer, the Depositor and the Mortgage Loan Seller. In any such case, and if the Mortgage Loan Seller cannot deliver the document or cure the defect within a period of ___ days following its receipt of such notice, then, except as otherwise provided below, the Mortgage Loan Seller will be obligated pursuant to the Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such ___-day period at a price (the "Purchase Price") equal to the sum of (i) the unpaid principal balance of such Mortgage Loan, (ii) unpaid accrued interest on such Mortgage Loan at the Mortgage Rate from the date to which interest was last paid to the Due Date in the Due Period in which the purchase is to occur, (iii) certain servicing expenses that are reimbursable to the Master Servicer, and (iv) any unpaid accrued interest at the Master Servicer Reimbursement Rate that may be payable to the Master Servicer in respect of related unreimbursed P&I Advances and servicing expenses as described under "Description of the Certificates P&I Advances" herein. This repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any defect in or omission from a Mortgage File, and neither the Depositor nor any of its affiliates will be obligated to repurchase the affected Mortgage Loan if the Mortgage Loan Seller defaults on its obligation to do so. Notwithstanding the foregoing, if a document is missing from any Mortgage File because it has been submitted for recording, and neither such document nor a certified copy thereof, in either case with evidence of recording thereon, can be obtained because of delays on the part of the applicable recording office, then the Mortgage Loan Seller will not be required to repurchase the affected Mortgage Loan on the basis of such missing document so long as it continues in good faith to obtain such document or such certified copy.

     The Pooling and Servicing Agreement will require the Master Servicer promptly (and in any event within ___ days of the Delivery Date) to cause each assignment of a Mortgage described in clause (v) of the second preceding paragraph and each assignment of an assignment of leases, rents and profits described in clause (vi) of the second preceding paragraph to be submitted for recording in the real property records of the jurisdiction in which the related Mortgaged Property is located except in states where, in the written opinion of local counsel acceptable to the Depositor and the Trustee, such recordation is not required to protect the Trustee's interests in the related Mortgage Loans against sale, further assignment, satisfaction or discharge by the Mortgage Loan Seller, the Master Servicer, any sub-servicers or the Depositor. See "Description of the Pooling Agreements-Assignment of Mortgage Loans; Repurchases" in the Prospectus.

Representations and Warranties; Repurchases

     In the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller has represented and warranted with respect to each Mortgage Loan, as of [the
Delivery Date], or as of such other date specifically provided in the representation and warranty, among other things, that:

              [Specify significant representations and warranties.]

     If the Master Servicer, the Trustee or the Depositor discovers a breach of any of the foregoing representations and warranties, and such breach materially and adversely affects the value of any Mortgage Loan or the interests of Certificateholders therein, the party making such discovery will be required to so notify each of the other parties and the Mortgage Loan Seller. In any such case, and if the Mortgage Loan Seller cannot cure such breach within a period of ____ days following its receipt of such notice, then the Mortgage Loan Seller will be obligated pursuant to the Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such ___-day period at the applicable Purchase Price.

     The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any breach of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. [Thus, if the Mortgage Loan Seller were found to have breached its representation set forth in clause __ above regarding environmental matters, it would have no obligation to indemnify the Trust Fund for any consequent liability that the Trust Fund might have incurred for clean-up costs at the affected Mortgaged Property. However, because of the restrictions imposed by the Pooling and Servicing Agreement upon the ability of the Master Servicer to acquire title to a Mortgaged Property or to assume control of its operations, the Depositor believes that it is unlikely that the Trust Fund will incur any such liability. See "Risk Factors-Environmental Law Considerations" herein and "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans", "Risk Factors-Environmental Risks" and "Certain Legal Aspects of Mortgage Loans-Environmental Legislation" in the Prospectus.]

     The Mortgage Loan Seller will be the sole Warranting Party in respect of the Mortgage Loans, and neither the Depositor nor any of its affiliates will be obligated to repurchase any affected Mortgage Loan in connection with a breach of the Mortgage Loan Seller's representations and warranties if the Mortgage Loan Seller defaults on its obligation to do so. However, the Depositor will not include any Mortgage Loan in the Mortgage Pool if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made by the Mortgage Loan Seller regarding such Mortgage Loan will not be correct in all material respects. See "Description of the Pooling Agreements-Representations and Warranties; Repurchases" in the Prospectus.

Changes in Mortgage Pool Characteristics

     The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the time the Offered Certificates are issued, as adjusted for the scheduled principal payments due on or before the Cut-off Date. Prior to the issuance of the Offered Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Offered Certificates, unless including such Mortgage Loans would materially alter the characteristics of the Mortgage Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

     A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates on or shortly after the Delivery Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.


                         SERVICING OF THE MORTGAGE LOANS

General

     The Master Servicer will be required to service and administer the Mortgage Loans, either directly or through sub-servicers, on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing
Agreement, the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in the same manner as would prudent institutional mortgage lenders and loan servicers servicing mortgage loans comparable to the Mortgage Loans in the jurisdictions where the Mortgaged Properties are located, and with a view to the maximization of timely and complete recovery of principal and interest, but without regard to: (i) any relationship that the Master Servicer or any affiliate of the Master Servicer may have with the related mortgagor; (ii) the ownership of any Certificate by the Master Servicer or any affiliate of the Master Servicer; (iii) the Master Servicer's obligation to make P&I Advances and advances to cover certain servicing expenses; and (iv) the Master Servicer's right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction.

     Set forth below, following the subsection captioned "-The Master Servicer", is a description of certain pertinent provisions of the Pooling and Servicing Agreement relating to the servicing of the Mortgage Loans. Reference is also made to the Prospectus, in particular to the section captioned "Description of the Pooling Agreements", for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement as they relate to the rights and obligations of the Master Servicer thereunder.

The Master Servicer

     [__________________________________,  a  ___________________,  will  act as
Master Servicer with respect to the Mortgage Pool. Founded in ____ as a ____________, the Master Servicer today furnishes a variety of wholesale banking services. As of December 31, 19__, the Master Servicer had a net worth of approximately $__________, and a total mortgage loan servicing portfolio of approximately $___________, of which approximately $_____________ represented multifamily mortgage loans [and approximately $_____________ represented other types of commercial mortgage loans].]

     The offices of the Master  Servicer that will be primarily  responsible for
servicing    and    administering    the   Mortgage    Pool   are   located   at
____________________________.

     For so long as the long-term unsecured debt obligations of the Master Servicer are rated ___ or better by _____________________, the Master Servicer will not be required to maintain the errors and omissions policy described in the Prospectus under "Description of the Pooling Agreements-Certain Matters Regarding the Master Servicer and the Depositor".]

     The information set forth herein concerning the Master Servicer has been provided by the Master Servicer, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

Servicing and Other Compensation and Payment of Expenses

     The principal compensation to be paid to the Master Servicer in respect of its master servicing activities will be the Servicing Fee. The "Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to ________% per annum (the "Servicing Fee Rate") and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. As additional servicing compensation, the Master Servicer will be entitled to retain all assumption and modification fees, late charges and penalty interest and, as and to the extent described below, Prepayment Premiums and Prepayment Interest Excesses collected from mortgagors. In addition, the Master Servicer is authorized but not required to invest or direct the investment of funds held in the Certificate Account in certain short-term United States government securities and other obligations acceptable to the Rating Agencies ("Permitted Investments"), and the Master Servicer will be entitled to retain any interest or other income earned on such funds. Although the Master Servicer is required to service and administer the Mortgage Pool in accordance with the general servicing standard described under "-General" above and, accordingly, without regard to its right to receive compensation under the Pooling and Servicing Agreement, additional servicing compensation in the nature of assumption and modification fees, Prepayment Premiums and Prepayment Interest Excesses may under certain circumstances provide the Master Servicer with an economic disincentive to comply with such standard.

     [If a borrower voluntarily prepays a Mortgage Loan in whole or in part during any Due Period on a date that is prior to its Due Date in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment will be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accruing on the Certificates. If such a principal prepayment occurs during any Due Period after the Due Date for such Mortgage Loan in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment will exceed (such excess, a "Prepayment Interest Excess") the corresponding amount of interest accruing on the Certificates. As to any Due Period, to the extent Prepayment Interest Excesses and Prepayment Premiums collected for all Mortgage Loans are greater than Prepayment Interest Shortfalls incurred, such excess will be paid to the Master Servicer as additional servicing compensation.]

     [As and to the extent described herein under "Description of the Certificates-P&I Advances", the Master Servicer will be entitled to receive interest on P&I Advances and reimbursable servicing expenses, such interest to be paid, contemporaneously with the reimbursement of the related P&I Advance or servicing expense, out of any other collections on the Mortgage Loans.]

     The Master Servicer generally will be required to pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. However, the Master Servicer will be permitted to pay certain such expenses directly out of the Certificate Account and at times without regard to the relationship between the expense and the funds from which it is being paid. In connection therewith, the Master Servicer will be responsible for all fees of any sub-servicers, other than management fees earned in connection with the operation of an REO Property, which management fees the Master Servicer will be authorized to pay out of revenues received from such property (thereby reducing the portion of such revenues that would otherwise be available for distribution to Certificateholders). See "Description of the Certificates-Distributions-Method, Timing and Amount" herein and "Description of the Pooling Agreements-Certificate Account" and "-Servicing Compensation and Payment of Expenses" in the Prospectus.

Modifications, Waivers and Amendments

     The Master Servicer may agree to modify, waive or amend any term of any Mortgage Loan in a manner consistent with the servicing standard described herein, provided that such modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon. The Master Servicer also may agree to any other modification, waiver or amendment of the terms of a Mortgage Loan, but only if, in its judgment, a material default on the Mortgage Loan has occurred or a payment default is imminent, and such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation.

     To the extent consistent with the foregoing, the Master Servicer will be permitted: [describe permitted modification standards]

     The Master Servicer is required to notify the Trustee of any modification, waiver or amendment of any term of any Mortgage Loan, and must deliver to the Trustee or the related Custodian, for deposit in the related Mortgage File, an original counterpart of the agreement related to such modification, waiver or amendment, promptly (and in any event within [10] business days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are to be available for review during normal business hours at the offices of the Master Servicer. See "Description of the Certificates-Reports to Certificateholders; Available Information" herein.

Inspections; Collection of Operating Information

     The Master Servicer is required to perform a physical inspection of each Mortgaged Property at such times and in such manner as are consistent with the servicing standard set forth herein, but in any event (i) at least once per calendar year, commencing in the calendar year _______, and (ii), if any scheduled payment becomes more than 60 days delinquent on the related Mortgage Loan, as soon as practicable thereafter. The Master Servicer will be required to prepare a written report of each such inspection describing the condition of the Mortgaged Property and specifying the existence of any material vacancies in the Mortgaged Property, of any sale, transfer or abandonment of the Mortgaged
Property, of any material change in the condition or value of the Mortgaged Property, or of any waste committed thereon.

     With respect to each Mortgage Loan that requires the borrower to deliver such statements, the Master Servicer is also required to collect and review the annual operating statements of the related Mortgaged Property. [Most] of the Mortgages obligate the related borrower to deliver annual property operating statements. However, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor is the Master Servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing Mortgage Loan.

     Copies of the inspection reports and operating statements referred to above are to be available for review by Certificateholders during normal business hours at the offices of the [Trustee]. See "Description of the Certificates-Reports to Certificateholders; Available Information" herein.

Additional Obligations of the Master Servicer with Respect to ARM Loans

     The Master Servicer is responsible for calculating adjustments in the Mortgage Rate and the Monthly Payment for each ARM Loan and for notifying the related borrower of such adjustments. If the base index for any ARM Loan is not published or is otherwise unavailable, then the Master Servicer is required to select a comparable alternative index over which it has no direct control, that is readily verifiable and that is acceptable under the terms of the related Mortgage Note. If the Mortgage Rate or the Monthly Payment with respect to any ARM Loan is not properly adjusted by the Master Servicer pursuant to the terms of such Mortgage Loan and applicable law, the Master Servicer is required to deposit in the Certificate Account on or prior to the Due Date of the affected Monthly Payment, an amount equal to the excess, if any, of (i) the amount that would have been received from the borrower if the Mortgage Rate or Monthly Payment had been properly adjusted, over (ii) the amount of such improperly adjusted Monthly Payment, subject to reimbursement only out of such amounts as are recovered from the borrower in respect of such excess.


                         DESCRIPTION OF THE CERTIFICATES

General

     The Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of the Cut-off Date, among the Depositor, the Master Servicer and the Trustee (the "Pooling and Servicing Agreement"), and will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) the Mortgage Loans and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise (upon acquisition, an "REO Property"); (iii) such funds or assets as from time to time are deposited in the Certificate Account;
(iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans; and (v) certain rights of the Depositor under the Mortgage Loan Purchase Agreement relating to Mortgage Loan document delivery requirements and the representations and warranties of the Mortgage Loan Seller regarding the Mortgage Loans.

     The Certificates will consist of four classes to be designated as the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates. The Class A Certificates will have an initial Certificate Balance of $____________, which represents ____% of the Initial Pool Balance;
the Class B Certificates will have an initial Certificate Balance of $____________, which represents ____% of the Initial Pool Balance; the Class C Certificates will have an initial Certificate Balance of $____________, which represents ___% of the Initial Pool Balance; and the Class R Certificates will have a Certificate Balance of zero. The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. On each Distribution Date, the respective Certificate Balances of the Class A, Class B and Class C Certificates (the "Regular Certificates") will in each case be reduced by any amounts actually distributed on such Class of Certificates on such Distribution Date that are allocable to principal.

     Only the Class A and Class B Certificates (the "Offered Certificates") are offered hereby. The Class C and Class R Certificates (the "Private Certificates") have not been registered under the Securities Act of 1933 and are not offered hereby. [___________________________________, has agreed with the
Depositor to purchase the Class C and, except for a nominal interest therein, the Class R Certificates.]

     The Class A Certificates will be issued, maintained and transferred on the book-entry records of DTC and its Participants in denominations of $1,000 and in integral multiples thereof. The Class B Certificates will be issuable in fully registered, certificated form in denominations of $____________ and integral multiples of $1,000 in excess thereof, with one Class B Certificate evidencing an additional amount equal to the remainder of the initial Certificate Balance of such Class.

     The Class A Certificates will initially be represented by one or more global Certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No Class A Certificate Owner will be entitled to receive a Definitive Class A Certificate representing its interest in such Class, except under the limited circumstances described in the Prospectus under "Description of the Certificates-Book-Entry Registration and Definitive Certificates". Unless and until Definitive Class A Certificates are issued, all references to actions by holders of the Class A Certificates will refer to actions taken by DTC upon instructions received from Class A Certificate Owners through its Participants, and all references herein to payments, notices, reports and statements to holders of the Class A Certificates will refer to payments notices, reports and statements to DTC or Cede & Co., as the registered holder of the Class A Certificates, for distribution to Class A Certificate Owners through its Participants in accordance with DTC procedures. See "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

     Until Definitive Class A Certificates are issued, interests in such Class will be transferred on the book-entry records of DTC and its Participants. The Class B Certificates may be transferred or exchanged, subject to certain restrictions on the transfer of such Certificates to Plans (see "ERISA Considerations" herein), at the offices of ___________________________ located at ______________________________________________, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. ________________________ will initially serve as registrar (in such capacity, the "Certificate Registrar") for purposes of recording and otherwise providing for the registration of the Offered Certificates and of transfers and exchanges of the Class B and, if issued, the Definitive Class A Certificates.

Distributions

     Method, Timing and Amount. Distributions on the Certificates will be made by the Master Servicer, to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, commencing in _________ 199__ (each, a "Distribution Date"). All such distributions (other than the final distribution on any Certificate) will be made to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last business day of the month preceding the month in which the related Distribution Date occurs. Each such distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Master Servicer with wiring instructions [no less than five business days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates with an aggregate initial principal amount of at least $5,000,000], or otherwise by check mailed to such Certificateholder. The final distribution on any Certificate will be made in like manner, but only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. All distributions made with respect to a Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. The "Percentage
Interest" evidenced by any Offered Certificate is equal to the initial denomination thereof as of the Delivery Date, divided by the initial Certificate Balance of the Class to which it belongs.

     The aggregate amount available for distribution to Certificateholders on each Distribution Date (the "Available Distribution Amount") will, in general, equal the sum of the following amounts:

          (a) the total amount of all cash received on the Mortgage Loans and any REO Properties that is on deposit in the Certificate Account as of the related Determination Date, exclusive of:

               (i) all Monthly Payments collected but due on a Due Date subsequent to the related Due Period,

               (ii) all principal prepayments (together with related payments of the interest thereon and related Prepayment Premiums), Liquidation Proceeds, Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period, and

               (iii)     all amounts in the Certificate  Account that are due or
                         reimbursable    to   any   person    other   than   the
                         Certificateholders; and

          (b) all P&I Advances made by the Master Servicer with respect to such Distribution Date. See "Description of the Pooling Agreements-Certificate Account" in the Prospectus.

     The "Due Period" for each Distribution Date will be the period that begins on the ______ day of the month preceding the month in which such Distribution Date occurs and ends on the _____ day of the month in which such Distribution Date occurs. For purposes of the discussion in the Prospectus, the Due Period is also the Prepayment Period. The "Determination Date" for each Distribution Date is the _______ day of the month in which such Distribution Date occurs or, if any such ________ day is not a business day, then the next preceding business day.

     Priority. On each Distribution Date, for so long as the Class A and/or Class B Certificates are outstanding, the Master Servicer will (except as otherwise described under "-Termination" below) apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount, in the following order of priority:

          (1) to distributions of interest to the holders of the Class A Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class A Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (2) to distributions of principal to the holders of the Class A Certificates in an amount equal to the sum of (a) the product of
               (i) the Class A Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class A Certificates to zero);

          (3) to distributions of principal to the holders of the Class A Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date;

          (4) to distributions of interest to the holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (5) to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of (a) the product of
               (i) the Class B Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) if the Class A Certificates have been retired, then to the extent not distributed in retirement thereof on such Distribution Date, the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class B Certificates to zero);

          (6) to distributions of principal to the holders of the Class A Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class B Certificates immediately prior to such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class A Certificates to
               zero);

          (7) to distributions of principal to the holders of the Class B Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class B Certificates immediately prior to such Distribution Date, net of any distributions of principal made on such Distribution Date in respect of the Class A Certificates as described in the immediately preceding clause
               (6);

          (8) to distributions of interest to the holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously distributed, for all prior Distribution Dates;

          (9) to distributions of principal to the holders of the Class C Certificates in an amount equal to the product of (a) the Class C Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (b) the Scheduled Principal Distribution Amount for such Distribution Date;

          (10) to distributions of principal to the holders of the respective Classes of Regular Certificates, in alphabetical order of their Class designations (i.e., A, B, C), in an aggregate amount equal to any Uncovered Portion of the Certificate Balance of the Class C Certificates immediately prior to such Distribution Date (but, in each case, not more than would be necessary to reduce the related Certificate Balance to zero); and

          (11) to distributions to the holders of the Class R Certificates in an amount equal to the remaining balance, if any, of the Available Distribution Amount.

     Pass-Through Rates. The Pass-Through Rate applicable to the Class A and Class B Certificates for the initial Distribution Date will equal _______% per annum. With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for the Class A Certificates and the Class B Certificates will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date.

     [The Pass-Through Rate applicable to the Class C Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date. The Class R Certificates will have no specified Pass-Through Rate.]

     The "Weighted Average Effective Net Mortgage Rate" for each Distribution Date is the weighted average of the applicable Effective Net Mortgage Rates for the Mortgage Loans, weighted on the basis of their respective Stated Principal Balances immediately prior to such Distribution Date. For purposes of calculating the Weighted Average Effective Net Mortgage Rate for any
Distribution Date, the applicable "Effective Net Mortgage Rate" for each Mortgage Loan is: (a) if such Mortgage Loan accrues interest on the basis of a 360-day year consisting of twelve 30-day months (a "360/360 basis", which is the basis of accrual for interest on the Regular Certificates), the Net Mortgage Rate in effect for such Mortgage Loan as of the commencement of the related Due Period; and (b) if such Mortgage Loan does not accrue interest on a 360/360 basis, the annualized rate at which interest would have to accrue during the one month period preceding the Due Date for such Mortgage Loan during the related Due Period on a 360/360 basis in order to produce the aggregate amount of interest (adjusted to the actual Net Mortgage Rate) accrued during such period. The "Net Mortgage Rate" for each Mortgage Loan is equal to the related Mortgage Rate in effect from time to time less the Servicing Fee Rate.

     Distributable Certificate Interest. The "Distributable Certificate Interest" in respect of each Class of Regular Certificates for each Distribution Date represents that portion of the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date that is net of such Class's allocable share (calculated as described below) of the aggregate of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments made on the Mortgage Loans during the related Due Period that are not offset by Prepayment Interest Excesses and Prepayment Premiums collected during the related Due Period (the aggregate of such Prepayment Interest Shortfalls that are not so offset or covered, as to such Distribution Date, the "Net Aggregate Prepayment Interest Shortfall").

     The "Accrued Certificate Interest" in respect of each Class of Regular Certificates for each Distribution Date is equal to 30 days' interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Certificate Balance outstanding immediately prior to such Distribution Date.

     The portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocable to each Class of Regular Certificates will equal the product of (a) such Net Aggregate Prepayment Interest Shortfall, multiplied by (b) a fraction, the numerator of which is equal to 30 days' interest at the Pass-Through Rate applicable to such Class of Regular
Certificates for such Distribution Date accrued on the related Certificate Balance (net of any Uncovered Portion thereof) outstanding immediately prior to such Distribution Date, and the denominator of which is equal to 30 days' interest at the Weighted Average Effective Net Mortgage Rate for such
Distribution Date accrued on the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately prior to such Distribution Date.

     Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount. The "Scheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of the principal portions of all Monthly Payments, including Balloon Payments, due during or, if and to the extent not previously received or advanced and distributed to Certificateholders on a preceding Distribution Date, prior to the related Due Period, in each case to the extent paid by the related borrower or advanced by the Master Servicer and included in the Available Distribution Amount for such Distribution Date. The Scheduled Principal Distribution Amount from time to time will include all late payments of principal made by a borrower, including late payments in respect of a delinquent Balloon Payment, regardless of the timing of such late payments, except to the extent such late payments are otherwise reimbursable to the Master Servicer for prior P&I Advances.

     The "Unscheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of: (a) all voluntary prepayments of principal received on the Mortgage Loans during the related Due Period; and (b) any other collections (exclusive of payments by borrowers) received on the Mortgage Loans and any REO Properties during the related Due Period, whether in the form of Liquidation Proceeds, Insurance Proceeds, net income from REO Property or otherwise, that were identified and applied by the Master Servicer as recoveries of previously unadvanced principal of the related Mortgage Loan.

     The respective amounts which constitute the Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount for any Distribution Date are herein collectively referred to from time to time as the "Distributable Principal".

     The "Ownership Percentage" evidenced by any Class of Certificates as of any date of determination will equal a fraction, expressed as a percentage, the numerator of which is the then Certificate Balance of such Class of Certificates, net (in the case of a Class of Regular Certificates) of any Uncovered Portion of such Certificate Balance, and the denominator of which is the then aggregate Stated Principal Balance of the Mortgage Pool.

     Certain Calculations with Respect to Individual Mortgage Loans. The "Stated Principal Balance" of each Mortgage Loan outstanding at any time represents the principal balance of such Mortgage Loan ultimately due and payable to the Certificateholders. The Stated Principal Balance of each Mortgage Loan will initially equal the Cut-off Date Balance thereof and, on each Distribution Date, will be reduced by the portion of the Distributable Principal for such date, which in either case is attributable to such Mortgage Loan. The Stated Principal Balance of a Mortgage Loan may also be reduced in connection with any forced reduction of the actual unpaid principal balance thereof imposed by a court presiding over a bankruptcy proceeding wherein the related borrower is the debtor. See "Certain Legal Aspects of Mortgage Loans-Foreclosure-Bankruptcy Laws" in the Prospectus.

     For purposes of calculating distributions on the Certificates, as well as the amount of Servicing Fees payable each month, each REO Property will be treated as if there exists with respect thereto an outstanding mortgage loan (an "REO Loan"), and all references to "Mortgage Loan", "Mortgage Loans" and "Mortgage Pool" herein and in the Prospectus, when used in such context, will be deemed to also be references to or to also include, as the case may be, any "REO Loans". Each REO Loan will generally be deemed to have the same characteristics as its actual predecessor Mortgage Loan, including the same adjustable or fixed Mortgage Rate (and, accordingly, the same Net Mortgage Rate and Effective Net Mortgage Rate) and the same unpaid principal balance and Stated Principal Balance. Amounts due on such predecessor Mortgage Loan, including any portion thereof payable or reimbursable to the Master Servicer, will continue to be "due" in respect of the REO Loan; and amounts received in respect of the related REO Property, net of payments to be made, or reimbursement to the Master Servicer for payments previously advanced, in connection with the operation and management of such property, generally will be applied by the Master Servicer as if received on the predecessor Mortgage Loan. However, notwithstanding the terms of the predecessor Mortgage Loan, the Monthly Payment "due" on an REO Loan will in all cases, for so long as the related Mortgaged Property is part of the Trust Fund, equal one month's interest thereon at the applicable Mortgage Rate.

Subordination

     The rights of holders of the Class B Certificates and each Class of the Private Certificates (collectively, the "Subordinate Certificates") to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Class A Certificates and each other Class of Subordinate Certificates with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Class A
Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class A Certificates. Similarly, but to a lesser degree, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class B Certificates. The protection afforded to the holders of each Class of Offered Certificates by means of the subordination of each other Class of Certificates with a later alphabetical Class designation, will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described under "-Distributions-Priority" above. No other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

     Allocation to the Class A Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will generally accelerate the amortization of the Class A Certificates relative to the actual amortization of the Mortgage Loans. To the extent that the Class A Certificates are amortized faster than the Mortgage Loans, the percentage interest evidenced by the Class A Certificates in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Subordinate Certificates), thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Certificates by the Subordinate Certificates. Following retirement of the Class A Certificates, allocation to the Class B Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will provide a similar benefit to such Class of Certificates as regards the relative amount of subordination afforded thereto by the Private Certificates.

     Losses and other shortfalls experienced with respect to the Mortgage Loans will not, with the exception of any Net Aggregate Prepayment Interest Shortfalls, be applied to reduce either the Certificate Balance or the absolute entitlement to interest of any Class of Regular Certificates, even though such losses and shortfalls may cause one or more of such Classes to receive less than the full amount of principal and interest to which it is entitled. As a result, the aggregate Stated Principal Balance of the Mortgage Pool at any time may be less than the aggregate Certificate Balance of the Regular Certificates. Such deficit will be allocated to the respective Classes of Regular Certificates (in each case to the extent of its Certificate Balance) in reverse alphabetical order of their Class designations (i.e., C, B, A). Such allocation will not reduce the Certificate Balance of any such Class and is intended solely to identify the portion (the "Uncovered Portion") of the Certificate Balance of each such Class for which there is at such time no corresponding principal amount of Mortgage Loans.

P&I Advances

     [On the business day immediately preceding each Distribution Date, the Master Servicer will be obligated, subject to the recoverability determination described in the next paragraph, to make advances (each, a "P&I Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, funds held in the Certificate Account that are not required to be part of the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of: (i) all Monthly Payments (net of the related Servicing Fee), other than Balloon Payments, which were due on the Mortgage Loans during the related Due Period and delinquent as of the related Determination Date; (ii) in the case of each Mortgage Loan delinquent in respect of its Balloon Payment as of the related Determination Date, an amount equal to 30 days' interest thereon at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing Fee), but only to the extent that the related mortgagor has not made a payment sufficient to cover such amount under any forbearance arrangement or otherwise that has been included in the Available Distribution Amount for such Distribution Date; and (iii) in the case of each REO Property, an amount equal to thirty days' imputed interest with respect thereto at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing
Fee), but only to the extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date. The Master Servicer's obligations to make P&I Advances in respect of any Mortgage Loan or REO Property will continue through liquidation of such Mortgage Loan or disposition of such REO Property, as the case may be.

     The Master Servicer will be entitled to recover any P&I Advance made out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such P&I Advance was made, whether in the form of late payments, Insurance Proceeds, Liquidation Proceeds or otherwise ("Related Proceeds"). Notwithstanding the foregoing, the Master Servicer will not be obligated to make any P&I Advance that it determines in its reasonable good faith judgment would, if made, not be recoverable out of Related Proceeds (a "Nonrecoverable P&I Advance"), and the Master Servicer will be entitled to recover any P&I Advance that it so determines to be a Nonrecoverable P&I Advance out of general funds on deposit in the Certificate Account. See "Description of the Certificates--Advances in Respect of Delinquencies" and "Description of the Pooling Agreements--Certificate Account" in the Prospectus.

     In connection with its recovery of any P&I Advance or reimbursable servicing expense (each, an "Advance"), the Master Servicer will be entitled to retain, out of any amounts then on deposit in the Certificate Account, interest at a per annum rate equal to ________________ (the "Master Servicer Reimbursement Rate"), accrued on the amount of such Advance from the date made to but not including the date of reimbursement.

     To the extent not offset or covered by amounts otherwise payable on the Private Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class B Certificates; and to the extent not offset or covered by amounts otherwise payable on the Class B and the Private Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class A Certificates. To the extent that any holder of an Offered Certificate must bear the cost of the Master Servicer's Advances, the benefits of such Advances to such holder will be contingent on the ability of such holder to reinvest the amounts received as a result of such Advances at a rate of return equal to or greater than the Master Servicer Reimbursement Rate.]

Reports to Certificateholders; Certain Available Information

     On each Distribution Date, the [Master Servicer] [Trustee] will be required to forward by mail to each holder of an Offered Certificate a statement (a "Distribution Date Statement") providing various items of information relating to distributions made on such date with respect to the relevant Class and the recent status of the Mortgage Pool. For a more detailed discussion of the particular items of information to be provided in each Distribution Date Statement, as well as a discussion of certain annual information reports to be furnished by the [Master Servicer] [Trustee] to persons who at any time during the prior calendar year were holders of the Offered Certificates, see
"Description  of  the   Certificates-Reports   to   Certificateholders"  in  the
Prospectus.

     The Pooling and Servicing Agreement requires that the [Master Servicer] [Trustee] make available at its offices primarily responsible for servicing the Mortgage Loans, during normal business hours, for review by any holder of an Offered Certificate, originals or copies of, among other things, the following items: (a) the Pooling and Servicing Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Offered Certificates since the Delivery Date, (c) all officer's certificates delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (d) all accountants' reports delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (e) the most recent property inspection report prepared by or on behalf of the Master Servicer in respect of each Mortgaged Property, (f) the most recent Mortgaged Property annual operating statements, if any, collected by or on behalf of the Master Servicer, and (g) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer. Copies of any and all of the foregoing items will be available from the [Master Servicer] [Trustee] upon request; however, the [Master Servicer] [Trustee] will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

     Until such time as Definitive Class A Certificates are issued, the foregoing information will be available to Class A Certificate Owners only to the extent it is forwarded by or otherwise available through DTC and its Participants. Conveyance of notices and other communications by DTC to
Participants, and by Participants to Class A Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Master Servicer, the Trustee, the Depositor and the Certificate Registrar are required to recognize as Certificateholders only those persons in whose names the Certificates are registered on the books and records of the Certificate Registrar. The initial registered holder of the Class A Certificates will be Cede & Co. as nominee for DTC.

Voting Rights

     At all times during the term of the Pooling and Servicing Agreement, the Voting Rights for the series offered hereby shall be allocated among the respective Classes of Certificateholders in proportion to the Certificate
Balances of their Certificates (net, in the case of a Class of Regular Certificates, of any Uncovered Portion of the related Certificate Balance). Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates. See "Description of the Certificates-Voting Rights" in the Prospectus.

Termination

     The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the assets of the Trust Fund by the Master Servicer. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar or other location specified in such notice of termination.

     Any such purchase by the Master Servicer of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to the excess of (a) the sum of (i) the aggregate Purchase Price of all the Mortgage Loans then included in the Trust Fund and (ii) the fair market value of all REO Properties then included in the Trust Fund, as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee, over (b) the aggregate of amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Master Servicer to effect such termination is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Pool be less than __% of the Initial Pool Balance.

     On the final Distribution Date, the aggregate amount paid by the Master Servicer for the Mortgage Loans and other assets in the Trust Fund (if the Trust Fund is to be terminated as a result of the purchase described in the preceding paragraph), together with all other amounts on deposit in the Certificate Account and not otherwise payable to a person other than the Certificateholders (see "Description of the Pooling Agreements-Certificate Account" in the Prospectus), will be applied: first, to distributions of interest to the holders of the Class A Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class A Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates; second, to distributions of principal to the holders of the Class A Certificates in an amount equal to the sum of the Certificate Balance of the Class A Certificates outstanding immediately prior to such Distribution Date; third, to distributions of interest to the holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates; fourth, to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of the Certificate Balance of the Class B Certificates outstanding immediately prior to such Distribution Date; and thereafter, to distributions to holders of the Private Certificates.

The Trustee

     ____________, a _____________________, will act as Trustee on behalf of the
Certificateholders. [The Master Servicer will be responsible for the fees and normal disbursements of the Trustee.] The offices of the Trustee primarily responsible for the administration of the Trust Fund are located at _____________________________. See "Description of the Pooling Agreements-the Trustee", "-Duties of the Trustee", "-Certain Matters Regarding the Trustee" and "-Resignation and Removal of the Trustee" in the Prospectus.


                        YIELD AND MATURITY CONSIDERATIONS

Yield Considerations

     General. The yield on any Offered Certificate will depend on: (i) the Pass-Through Rate in effect from time to time for such Certificate; (ii) the price paid for such Certificate and, if the price was other than par, the rate and timing of payments of principal on such Certificate; and (iii) the aggregate amount of distributions on such Certificate.

     Pass-Through Rate. The Pass-Through Rate applicable to the Class A Certificates and the Class B Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such date. Accordingly, the yield on the Offered Certificates will be sensitive to (x) adjustments to the Mortgage Rates on the ARM Loans and (y) changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of the Mortgage Loans. See "Description of the Mortgage Pool" herein and "-Yield Considerations-Rate and Timing of Principal Payments" below.

     Rate and Timing of Principal Payments. The yield to holders of Offered Certificates that are purchased at a discount or premium will be affected by the rate and timing of principal payments on such Certificates. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely in respect of the Class B Certificates. See "Description of the Certificates-Distributions-Priority" and "-Distributions-Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. Consequently, the rate and timing of principal payments on the Offered Certificates will be directly related to the rate and timing of principal payments on or in respect of the Mortgage Loans (including principal prepayments on the Mortgage Loans resulting from both voluntary prepayments by the mortgagors and involuntary liquidations). The rate and timing of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans, will result in distributions on the Offered Certificates of amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Offered Certificates) while work-outs are negotiated or foreclosures are completed. See "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein and "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans-Foreclosure" in the Prospectus.

     The extent to which the yield to maturity of any Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans are in turn distributed on such Certificates. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal on the Mortgage Loans is distributed on an Offered Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments (to the extent distributable on such investor's Offered Certificates) occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the Mortgage Loans.

     The yield to maturity of Offered Certificates that are purchased at a discount or premium will be similarly affected by payments of principal thereon made with funds in excess of the Distributable Principal to which the holders of such Certificates may be then entitled. As described herein under "Description of the Certificates-Distributions-Priority", if there exists an Uncovered
Portion of the Certificate Balance of any Class of Regular Certificates outstanding immediately prior to a Distribution Date, distributions will be made, to the extent of the lesser of available funds and such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of Regular Certificates and each other Class of Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of such Class designations. Accordingly, losses incurred in respect of the Mortgage Pool, to the extent creating an Uncovered Portion of the Certificate Balance of the Class C Certificates, could speed amortization of the Offered Certificates, to the extent described above, beyond any positive effect on such amortization that would generally result from liquidations of Mortgage Loans prior to their maturity.

     Losses and Shortfalls. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Losses and other shortfalls on the Mortgage Loans will, with the exception of any Net Aggregate Prepayment Interest Shortfalls, generally be borne: first, by the holders of the Private Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; second, by the holders of the Class B Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; and last, by the holders of the Class A Certificates. As more fully described herein under "Description of the Certificates-Distributions-Distributable Certificate Interest", Net Aggregate Prepayment Interest Shortfalls will generally be borne by the respective Classes of Certificateholders on a pro rata basis.

     Certain Relevant Factors. The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, Prepayment Premiums, adjustable Mortgage Rates and amortization terms that require balloon payments), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for rental units in such areas, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors-The Mortgage Loans" and "Description of the Mortgage Pool" herein and "Yield and Maturity Considerations-Principal Prepayments" in the Prospectus.

     The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Although most of the Mortgage Loans are ARM Loans, adjustments to the Mortgage Rates thereon will generally be limited by lifetime and/or periodic caps and floors and, in each case, will be based on the related Index (which may not rise and fall consistently with mortgage interest rates then available) plus the related Gross Margin (which may be different from margins then offered on adjustable rate mortgage loans). See "Description of the Mortgage Pool-Certain Payment Characteristics" and "-The Index" herein. As a result, the Mortgage Rates on the ARM Loans at any time may not be comparable to prevailing market interest rates. In addition, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on the ARM Loans decline in a manner consistent therewith, related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate, or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. The Mortgage Loans may be prepaid at any time and, in ____ cases (approximately _____% of the Initial Pool Balance), may be prepaid in whole or in part without payment of a Prepayment Premium.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by Federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

     The Depositor makes no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

     Delay in Payment of Distributions. Because monthly distributions will not be made to Certificateholders until a date that is scheduled to be at least _____ days and as many as ______ days following the Due Dates for the Mortgage Loans during the related Due Period, the effective yield to the holders of the Offered Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rates and purchase prices (assuming such prices did not account for such delay).

     Unpaid Distributable Certificate Interest. As described under "Description of the Certificates-Distributions-Priority" herein, if the portion of the Available Distribution Amount distributable in respect of interest on either Class of Offered Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

Weighted Average Life

     The weighted average life of an Offered Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of an Offered Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected or advanced and by the availability of any amounts other than Distributable Principal to amortize the Certificate Balance of its Class. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely in respect of the Class B Certificates. In addition, as and to the extent described herein, distributions in respect of an Uncovered Portion of the Certificate Balance of any Class of Regular Certificates will be applied, to the extent of such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of Regular Certificates and each other
Class of Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of such Class designations. See "Description of the Certificates-Distributions-Priority" and "-Distributions-Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. As a consequence of the foregoing, the weighted average life of the Class A Certificates will be shorter, and the weighted average life of the Class B Certificates may be longer, than would otherwise be the case if Distributable Principal and any other amounts being applied in reduction of the Certificate Balances of the Regular Certificates were being distributed on a pro rata basis among the respective Classes thereof.

     Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the ["Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of the pool of mortgage loans. As used in each of the following tables, the column headed "0%" assumes that none of the Mortgage Loans is prepaid before maturity. The columns headed "___%", "___%", "___%" and "___%" assume that prepayments on the Mortgage Loans are made at those CPRs. There is no assurance, however, that prepayments of the Mortgage Loans will conform to any level of CPR, and no representation is made that the Mortgage Loans will prepay at the CPRs shown or at any other prepayment rate. ]

     The following tables indicate the percentage of the initial Certificate Balance of each Class of Offered Certificates that would be outstanding after each of the dates shown at various CPRs and the corresponding weighted average life of each such Class of Offered Certificates. The tables have been prepared on the basis of the following assumptions, among others: (i) scheduled monthly payments of principal and interest on the Mortgage Loans will be timely received (with no defaults) and will be distributed on the 25th day of each month commencing in ________ 199___; (ii) the Mortgage Rate in effect for each Mortgage Loan as of the Cut-off Date will remain in effect (a) in the case of each Fixed Rate Loan, to maturity and, (b) in the case of each ARM Loan, until its next Interest Rate Adjustment Date, when a new Mortgage Rate that is to remain in effect to maturity will be calculated reflecting the value of the related Index as of ________, 199__, subject to such Mortgage Loan's lifetime and/or periodic rate caps and floors, if any; (iii) all Mortgage Loans accrue and pay interest on a 360/360 basis; (iv) the monthly principal and interest payment due for each Mortgage Loan on the first Due Date following the Cut-off Date will continue to be due (a) in the case of each Fixed Rate Loan, on each Due Date until maturity and (b) in the case of each ARM Loan, until its next Payment Adjustment Date, when a new payment that is to be due on each Due Date until maturity will be calculated reflecting the appropriate Mortgage Rate and remaining amortization term; (v) principal prepayments on the Mortgage Loans will be received on their respective Due Dates at the respective CPRs set forth in the tables, and there will be no Net Aggregate Prepayment Interest Shortfalls in connection therewith; and (vi) the Mortgage Loan Seller will not be required to repurchase any Mortgage Loan, and the Master Servicer will not exercise its option to purchase all the Mortgage Loans and thereby cause an early termination of the Trust Fund. To the extent that the Mortgage Loans have characteristics that differ from those assumed in preparing the tables set forth below, each Class of the Offered Certificates may mature earlier or later than indicated by the tables. It is highly unlikely that the Mortgage Loans will prepay at any constant rate until maturity or that all the Mortgage Loans will prepay at the same rate. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Certificate Balances (and weighted average lives) shown in the following tables. Such variations may occur even if the average prepayment experience of the Mortgage Loans were to equal any of the specified CPR percentages.

     Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay.

     Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class A Certificates and sets forth the percentage of the initial Certificate Balance of the Class A Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent of the Initial Certificate Balance of the
                   Class A Certificates at the Respective CPRs
                                Set Forth Below:

Date                                     0%       %       %       %       %
----                                     --       -       -       -       -
Delivery Date                           100.0   100.0   100.0   100.0   100.0
_________ 25, 1996...................
_________ 25, 1997...................
_________ 25, 1998...................
_________ 25, 1999...................
_________ 25, 2000...................
_________ 25, 2001...................
_________ 25, 2002...................
_________ 25, 2003...................
Weighted Average Life (years)(A).....

---------------
(A) The weighted average life of a Class A Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class A Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class A Certificate.


     Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class B Certificates and sets forth the percentage of the initial Certificate Balance of the Class B Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent of the Initial Certificate Balance of the
                   Class B Certificates at the Respective CPRs
                                Set Forth Below:

Date                                     0%       %       %       %       %
----                                     --       -       -       -       -
Delivery Date                           100.0   100.0   100.0   100.0   100.0
_________ 25, 1996...................
_________ 25, 1997...................
_________ 25, 1998...................
_________ 25, 1999...................
_________ 25, 2000...................
_________ 25, 2001...................
_________ 25, 2002...................
_________ 25, 2003...................
_________ 25, 2004...................
Weighted Average Life (years)(A).....

---------------
(A) The weighted average life of a Class B Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class B Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class B Certificate.


[The following disclosure is applicable to Stripped Interest Certificates...

Yield Sensitivity of the Class S Certificates

     The yield to maturity of the Class S Certificates will be especially sensitive to the prepayment, repurchase and default experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rapid rate of principal payments will have a material negative effect on the yield to maturity of the Class S Certificates. There can be no assurance that the Mortgage Loans will prepay at any particular rate. Prospective investors in the Class S Certificates should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment.

     The following table indicates the sensitivity to various rates of prepayment on the Mortgage Loans of the annual aggregate payments of interest on the Class S Certificates and the pre-tax yields to maturity on a corporate bond equivalent basis of the Class S Certificates. Such calculations are based on the assumptions described on page __ hereof and that the Class S Certificates are purchased on _____________, at an assumed aggregate purchase price equal to $____________ (which includes accrued interest from ____________).

               Projected Annual Aggregate Payments of Interest and
                    Pre-Tax Yield on the Class S Certificates
                                 (in thousands)

Twelve consecutive              Percentages of [Prepayment speed model]
Distribution Dates     ---------------------------------------------------------
      ending               %           %           %           %           %
      ------           ---------   ---------   ---------   ---------   ---------

________ 25, 1996...
________ 25, 1997...
________ 25, 1998...
________ 25, 1999...
________ 25, 2000...
________ 25, 2001...
________ 25, 2002...
________ 25, 2003...
________ 25, 2004...
________ 25, 2005...
________ 25, 2006...
________ 25, 2007...
Total Payments......
Pre-Tax Yield.......


     The pre-tax yields set forth in the preceding table were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the Class S Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed aggregate purchase price of such Certificates and by converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account shortfalls in collection of interest due to prepayments (or other liquidations) on the Mortgage Loans or the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class S Certificates and consequently does not purport to reflect the return on any investment in the Class S Certificates when such reinvestment rates are considered. Such calculation does not presume receipt of any distributions in respect of Prepayment Premiums.

     The characteristics of the Mortgage Loans may differ from those assumed in preparing the table above. There can be no assurance that the Mortgage Loans will prepay at any of the rates shown in the table or at any other particular rate, that the cash flows on the Class S Certificates will correspond to the cash flow shown herein or that the aggregate purchase price of the Class S Certificates will be as assumed. [Describe prepayment speed model] In addition, it is unlikely that any Mortgage Loan will prepay at the specified percentages of [Prepayment speed model] until maturity or that all of the Mortgage Loans will prepay at the same rate. The timing of changes in the rate of prepayments may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments is consistent with the expectations of investors. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class S Certificates.]


                                 USE OF PROCEEDS

     Substantially all of the proceeds from the sale of the Offered Certificates will be used by the Depositor to purchase the Mortgage Loans and to pay certain expenses in connection with the issuance of the Certificates.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Upon the issuance of the Offered Certificates, Cadwalader, Wickersham & Taft, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a REMIC under the Code.

     For federal income tax purposes, the Class R Certificates will be the sole class of "residual interests" in the REMIC and the Class A, Class B and Class C Certificates will be the "regular interests" in the REMIC and will be treated as debt instruments of the REMIC.

     See   "Certain   Federal   Income  Tax   Consequences-Federal   Income  Tax
Consequences for REMIC Certificates" in the Prospectus.

     The Class _____ Certificates [may] [will not] be treated as having been issued with original issue discount for federal income tax purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to ___% [CPR] [SPA]. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates-Taxation of Regular Certificates-Original Issue Discount" in the Prospectus.

     The Class _____ Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such class of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates-Taxation of Regular Certificates-Premium" in the Prospectus.

     The Offered Certificates will be treated as [, assets described in Section 7701(a)(19)(C) of the Code] and "real estate assets" within the meaning of
Section 856(c)(5)(A) of the Code generally in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. [In addition, the Offered Certificates will be "obligation(s) ... which ... [are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(C) of the Code generally to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(5)(A) of the Code. Moreover, the Offered Certificates will be "obligation[s] ... which
 ... [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(C) of the Code.] [The Offered Certificates will not be considered to represent an interest in "loans ... secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code.] See "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates-Status of REMIC Certificates" in the Prospectus.

     For further information regarding the federal income tax consequences of investing in the Class A Certificates, see "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates" in the Prospectus.


                              ERISA CONSIDERATIONS

     A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and insurance company general and separate accounts in which such plans, accounts or arrangements are invested, that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan") should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto.

     [The U.S. Department of Labor issued to The Chase Manhattan Corporation (formerly known as Chemical Banking Corporation) an individual prohibited transaction exemption, Prohibited Transaction Exemption 90-33 (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions  of  Section  406 of ERISA,  and the  excise  taxes  imposed  on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of mortgage pools, such as the Mortgage Pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the Class A Certificates, underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "ERISA Considerations", the term "Underwriter" shall include (a) The Chase Manhattan Corporation, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with The Chase Manhattan Corporation [(such as Chase Securities Inc.)], and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to the Class A Certificates.

     The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Class A Certificates to be eligible for exemptive relief thereunder. First, the acquisition of the Class A Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by the Class A Certificates must not be subordinated to the rights and interests evidenced by the other certificates of the same trust. Third, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group", which consists of any Underwriter, the Depositor, the Master Servicer, the Trustee, any sub-servicer, and any mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the Class A Certificates. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the Class A Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     Because the Class A Certificates are not subordinated to any other Class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of the Class A Certificates that they be rated not lower than "__" by _______________________________________. As of the Delivery Date, the fourth general condition set forth above will be satisfied with respect to the Class A Certificates. A fiduciary of a Plan contemplating purchasing a Class A Certificate in the secondary market must make its own determination that, at the time of such purchase, the Class A Certificates continue to satisfy the third and fourth general conditions set forth above. A fiduciary of a Plan contemplating purchasing a Class A Certificate, whether in the initial issuance of such Certificates or in the secondary market, must make its own determination that the first, fifth and sixth general conditions set forth above will be satisfied with respect to such Class A Certificate.

     The Exemption also requires that the Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of Standard & Poor's, Moody's, Duff & Phelps or Fitch for at least one year prior to the Plan's acquisition of Class A Certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Class A
Certificates. [The Depositor has confirmed to its satisfaction that such requirements have been satisfied as of the date hereof.]

     If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code) in connection with (i) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the Depositor, the Underwriter, the Trustee, the Master Servicer, a sub-servicer or a mortgagor is a Party in Interest with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of the Class A Certificates by a Plan and
(iii) the holding of Class A Certificates by a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Class A Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

     If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in such Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or (b) an affiliate of such a person,
(2) the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by a Plan and (3) the holding of Class A Certificates by a Plan. Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Mortgage Pool.

     Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm that (i) the Class A Certificates constitute "certificates" for purposes of the Exemption and (ii) the specific and general conditions and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. See "ERISA Considerations" in the Prospectus. A purchaser of a Class A Certificate should be aware, however, that even if the conditions specified in one or more exemptions are satisfied, the scope of relief provided by an exemption may not cover all acts which might be construed as prohibited transactions.]

     [Because the characteristics of the Class B Certificates do not meet the requirements of the Exemption, the purchase or holding of such Certificates by a Plan may result in prohibited transactions or the imposition of excise taxes or civil penalties. As a result,] no transfer of a [Class B] Certificate or any interest therein may be made to a Plan or to any person who is directly or indirectly purchasing such [Class B] Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an opinion of counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. See "ERISA Considerations" in the Prospectus.

     [The Small Business Job Protection Act of 1996 added a new Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by the code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL, is required to issue final regulations ("401(c) Regulations") no later than December 31, 1997 which are to provide guidance for the purpose of determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets continue Plan assets. Section 401(c) of ERISA generally provides that, until the date which is 18 months after the 401(c) Regulations become final, no person shall be subject to liability under Part 4 of Title I of ERISA and Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute Plan assets, unless (i) as otherwise provided by the Secretary of Labor in the 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998, or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as Plan assets. In addition, because Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the Offered Certificates should consult with their legal counsel with respect to the applicability of Section 401(c) of ERISA, including the general account's ability to continue to hold the Offered Certificates after the date which is 18 months after the date the 401(c) Regulations become final.]

     Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

     A governmental plan as defined in Section 3(32) of ERISA is not subject to Title I of ERISA or Section 4975 of the Code. However, such a governmental plan may be subject to a federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA of the Code ("Similar Law"). A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under Similar Law.

     The sale of Certificates to a Plan is in no respect a representation by the Depositor or Underwriter that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.


                                LEGAL INVESTMENT

     [As long as the Class A Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, the Class A Certificates will constitute "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

     [The Class B Certificates will not be "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the Class B Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Class B Certificates, is subject to significant interpretive uncertainties.]

     [Except as to the status of the Class A Certificates as "mortgage related securities," no] [No] representation is made as to the proper characterization of the Offered Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions.

     See "Legal Investment" in the Prospectus.


                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and the Underwriter, the Offered Certificates will be purchased from the Depositor by the Underwriter, an affiliate of the Depositor, upon issuance. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor estimated to be approximately $_______, will be _______% of the initial aggregate Certificate Balance thereof, plus accrued interest.

     Distribution of the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter. In connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Securities Act").

     Purchasers of the Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     The Depositor also has been advised by the Underwriter that it, through one or more of its affiliates, currently intends to make a market in the Offered Certificates; however, it has no obligation to do so, any market making may be discontinued at any time and there can be no assurance that an active public market for the Offered Certificates will develop. See "Risk Factors-Limited Liquidity" herein and "Risk Factors-Secondary Market" in the Prospectus.

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will be used by the Underwriter in connection with offers and sales related to market-making transactions in the Offered Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.]

     The Depositor has agreed to indemnify the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act against, or make contributions to the Underwriter and each such controlling person with respect to, certain liabilities, including liabilities under the Securities Act.


                                  LEGAL MATTERS

     Certain legal matters will be passed upon for the Depositor and the Underwriter by Cadwalader, Wickersham & Taft, New York, New York.


                                     RATING

     It is a condition to issuance that the Class A Certificates be rated not lower than "__", and the Class B Certificates be rated not lower than "__", by
____________________________________.

     A securities rating on mortgage pass-through certificates addresses the likelihood of the receipt by holders thereof of payments to which they are entitled. The rating takes into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments required under the certificates. The ratings on the Offered Certificates do not, however, constitute a statement regarding the likelihood or frequency of prepayments (whether voluntary or involuntary) on the Mortgage Loans, [The following disclosure is applicable to Stripped Interest Certificates... or the possibility that as a result of prepayments investors in the Class S Certificates may realize a lower than anticipated yield or may fail to recover fully their initial investment.]

     There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating to either or both Classes thereof and, if so, what such rating or ratings would be. A rating assigned to either Class of Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned thereto by ___________________________.

     The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. See "Risk Factors-Limited Nature of Ratings" in the Prospectus.

                         INDEX OF PRINCIPAL DEFINITIONS


360/360 basis...............................................................S-40
Accrued Certificate Interest................................................S-40
Advance.....................................................................S-43
ARM Loans.........................................................S-2, S-8, S-23
Available Distribution Amount.........................................S-12, S-38
Balloon Payment........................................................S-9, S-23
Certificate Balance..........................................................S-2
Certificate Registrar.......................................................S-37
Certificates............................................................S-1, S-7
Class........................................................................S-1
Class A Certificate Owner....................................................S-7
Class S Certificate..........................................................S-2
Code........................................................................S-18
Constant Prepayment Rate....................................................S-46
CPR.........................................................................S-47
Custodian...................................................................S-32
Cut-off Date............................................................S-1, S-7
Cut-off Date LTV Ratio......................................................S-28
Debt Service Coverage Ratio.................................................S-29
Definitive Class A Certificate...............................................S-7
Delivery Date...........................................................S-2, S-7
Depositor...............................................................S-1, S-7
Determination Date..........................................................S-39
Distributable Certificate Interest....................................S-14, S-40
Distributable Principal...............................................S-13, S-41
Distribution Date................................................S-2, S-11, S-38
Distribution Date Statement.................................................S-43
DTC..........................................................................S-7
Due Date.....................................................................S-8
Due Period............................................................S-11, S-39
Effective Net Mortgage Rate...........................................S-11, S-40
ERISA.................................................................S-18, S-52
ERISA Considerations........................................................S-38
Exemption...................................................................S-52
Fixed Rate Loans..................................................S-2, S-8, S-23
Form 8-K....................................................................S-34
Gross Margin.................................................................S-8
Index.............................................................S-2, S-8, S-23
Initial Pool Balance.........................................................S-1
Interest Rate Adjustment Date................................................S-8
Master Servicer..............................................................S-7
Master Servicer Reimbursement Rate....................................S-16, S-43
Monthly Payments........................................................S-2, S-8
Mortgage....................................................................S-23
Mortgage File...............................................................S-32
Mortgage Loan Purchase Agreement.......................................S-8, S-31
Mortgage Loan Seller........................................S-2, S-7, S-23, S-31
Mortgage Loans...............................................................S-1
Mortgage Note...............................................................S-23
Mortgage Pool................................................................S-1
Mortgage Rate...........................................................S-2, S-8
Mortgaged Property.....................................................S-8, S-23
Net Aggregate Prepayment Interest Shortfall...........................S-13, S-40
Net Mortgage Rate.....................................................S-11, S-41
Net Operating Income........................................................S-28
Nonrecoverable P&I Advance..................................................S-43
Offered Certificates..............................................S-1, S-7, S-37
Ownership Percentage..................................................S-14, S-41
P&I Advance...........................................................S-16, S-42
Participants.................................................................S-7
Pass-Through Rate............................................................S-2
Payment Adjustment Date......................................................S-9
Percentage Interest.........................................................S-38
Permitted Investments.......................................................S-35
Plan..................................................................S-18, S-51
Pooling and Servicing Agreement.......................................S-10, S-37
Prepayment Interest Excess............................................S-13, S-35
Prepayment Interest Shortfall.........................................S-13, S-35
Prepayment Premiums.........................................................S-24
Private Certificates...................................................S-7, S-37
Purchase Price..............................................................S-33
Rating Agencies.............................................................S-18
Record Date.................................................................S-11
Related Proceeds............................................................S-42
REMIC........................................................................S-3
Regular Certificates..............................................S-3, S-7, S-36
REO Loan....................................................................S-41
REO Property..........................................................S-14, S-37
Scheduled Principal Distribution Amount...............................S-13, S-40
Securities Act..............................................................S-55
Servicing Fee...............................................................S-35
Servicing Fee Rate..........................................................S-35
SMMEA.................................................................S-18, S-54
Stated Principal Balance..............................................S-11, S-41
Subordinate Certificates..............................................S-17, S-41
Trustee......................................................................S-7
Trust Fund.............................................................S-1, S-10
Uncovered Portion.....................................................S-10, S-42
Underwriter..................................................................S-1
Unscheduled Principal Distribution Amount.............................S-14, S-41
Weighted Average Effective Net Mortgage Rate..........................S-11, S-40

                                     ANNEX A

                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

     No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the accompanying Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or by the Underwriter. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the accompanying Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement or the accompanying Prospectus.

                                TABLE OF CONTENTS
                                                                            Page
                              Prospectus Supplement

Summary......................................................................S-7
Risk Factors................................................................S-20
Description of the Mortgage Pool............................................S-23
Servicing of the Mortgage Loans.............................................S-34
Description of the Certificates.............................................S-37
Yield and Maturity Considerations...........................................S-44
Use of Proceeds.............................................................S-51
Certain Federal Income Tax Consequences.....................................S-51
ERISA Considerations........................................................S-52
Legal Investment............................................................S-54
Method of Distribution......................................................S-54
Legal Matters...............................................................S-55
Rating......................................................................S-55
Index of Principal Definitions..............................................S-57

                                   Prospectus

Available Information..........................................................4
Incorporation of Certain Information by Reference..............................5
Summary of Prospectus.........................................................10
Risk Factors..................................................................19
Description of the Trust Funds................................................29
Yield and Maturity Considerations.............................................35
The Depositor.................................................................43
Use of Proceeds...............................................................44
Description of the Certificates...............................................44
Description of the Pooling Agreements.........................................54
Description of Credit Support.................................................73
Certain Legal Aspects of Mortgage Loans.......................................76
Certain Federal Income Tax Consequences.......................................90
State Tax Considerations.....................................................126
ERISA Considerations.........................................................126
Legal Investment.............................................................128
Method of Distribution.......................................................131
Legal Matters................................................................132
Financial Information........................................................132
Rating.......................................................................132
Index of Principal Definitions...............................................134


                                   $__________

                           CHASE COMMERCIAL MORTGAGE
                                SECURITIES CORP.

                        Commercial Mortgage Pass-Through
                                  Certificates



                                 Series 199_0_

                                   ----------

                             PROSPECTUS SUPPLEMENT

                                  -----------

                            [Chase Securities Inc.]

                                __________, 199_

                                   ----------

                                   PROSPECTUS
                       Mortgage Pass-Through Certificates
                              (Issuable in Series)
                   Chase Commercial Mortgage Securities Corp.
                                   (Depositor)

                                   -----------


     The mortgage pass-through certificates (the "Offered Certificates") offered hereby and by the supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates".

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the "Trust Fund") consisting primarily of a segregated pool (a "Mortgage Asset Pool") of various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans, or a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Credit Support"), and interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support".

     The Depositor does not intend to list any of the Offered Certificates on any securities exchange and has not made any other arrangement for secondary trading of the Offered Certificates. There will have been no public market for the Certificates of any series prior to the offering thereof. No assurance can be given that such a market will develop as a result of such an offering. See "Risk Factors".

     See "Risk Factors" beginning on page 17 of this Prospectus for certain factors to be considered in purchasing the Offered Certificates.

                                                  (cover continued on next page)

                                   -----------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   -----------

     The Offered Certificates of any series may be offered through one or more different methods, including offerings through underwriters, which may include Chase Securities Inc., an affiliate of the Depositor, as more fully described under "Method of Distribution" and in the related Prospectus Supplement.

     This Prospectus may not be used to consummate sales of the Offered Certificates of any series unless accompanied by the Prospectus Supplement for such series.

                  The date of this Prospectus is March 20, 1998

(cover continued)

     As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that: (i) provide for the accrual of interest thereon based on a fixed, variable or adjustable interest rate; (ii) are senior or subordinate to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) are entitled to distributions of principal, with disproportionately small, nominal or no distributions of interest; (iv) are entitled to distributions of interest, with disproportionately small, nominal or no distributions of principal; (v) provide for distributions of interest thereon or principal thereof that commence only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; or (vii) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology. See "Description of the Certificates".

     Distributions in respect of the Certificates of each series will be made on a monthly, quarterly, semi-annual, annual or other periodic basis as specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, such distributions will be made only from the assets of the related Trust Fund.

     No series of Certificates will represent an obligation of or interest in the Depositor or any of its affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates of any series nor the assets in any Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates (the "Certificateholders") pursuant to a Pooling Agreement, as more fully described herein.

     The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described herein and in the related Prospectus Supplement. See "Yield and Maturity Considerations". A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates".

     If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. See "Certain Federal Income Tax Consequences".

                              PROSPECTUS SUPPLEMENT

     As more particularly described herein, the Prospectus Supplement relating to each series of Offered Certificates will, among other things, set forth, as and to the extent appropriate: (i) a description of the class or classes of such Offered Certificates, including the payment provisions with respect to each such class, the aggregate principal amount of each such class (the "Certificate Balance"), the rate at which interest accrues from time to time, if at all, with respect to each such class (the "Pass-Through Rate") or the method of determining such rate, and whether interest with respect to each such class will accrue from time to time on its aggregate principal amount or a specified notional amount, if at all; (ii) information with respect to any other classes of Certificates of the same series; (iii) the respective dates on which distributions are to be made; (iv) information as to the assets constituting the related Trust Fund, including the general characteristics of the assets included therein, including the Mortgage Assets and any Credit Support and Cash Flow Agreements (with respect to the Certificates of any series, the "Trust Assets");
(v) the circumstances, if any, under which the related Trust Fund may be subject to early termination; (vi) additional information with respect to the method of distribution of such Offered Certificates; (vii) whether one or more REMIC elections will be made and the designation of the "regular interests" and "residual interests" in each REMIC to be created; (viii) the initial percentage ownership interest in the related Trust Fund to be evidenced by each class of Certificates of such series; (ix) information concerning the trustee (as to any series, the "Trustee") of the related Trust Fund; (x) if the related Trust Fund includes Mortgage Loans, information concerning the master servicer (as to any series, the "Master Servicer") and any special servicer (as to any series, the "Special Servicer") of such Mortgage Loans; (xi) information as to the nature and extent of subordination of any class of Certificates of such series, including a class of Offered Certificates; and (xii) whether such Offered Certificates will be initially issued in definitive or book-entry form.


                              AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement relating to each series of Offered Certificates contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. The Commission also maintains a World Wide Web site which provides on-line access to reports, proxy and information statements and other information regarding registrants that file electronically with the Commission at the address "http://www.sec.gov."

     No person has been authorized to give any information or to make any representation not contained in this Prospectus and any related Prospectus Supplement and, if given or made, such information or representation must not be relied upon. This Prospectus and any related Prospectus Supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Offered Certificates, or an offer of the Offered Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

     The Master Servicer or Trustee for each series will be required to mail to holders of the Offered Certificates of each series periodic unaudited reports concerning the related Trust Fund. If beneficial interests in a class of Offered Certificates are being held and transferred in book-entry format through the facilities of The Depository Trust Company ("DTC") as described herein, then unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to a nominee of DTC as the registered holder of such Offered Certificates. Conveyance of notices and other communications by DTC to its participating organizations, and directly or indirectly through such participating organizations to the beneficial owners of the applicable Offered Certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. See "Description of the Certificates--Reports to Certificateholders" and "--Book-Entry Registration and Definitive Certificates" and "Description of the Pooling Agreements--Evidence as to Compliance". The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.


                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of an offering of Offered Certificates evidencing interests therein. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of such person, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to its principal executive offices at 270 Park Avenue, New York, New York 10017-2070,
Attention: President, or by telephone at (212) 834-5588. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

                                TABLE OF CONTENTS

                                                                          Page

PROSPECTUS SUPPLEMENT......................................................3
AVAILABLE INFORMATION......................................................3
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE..........................4
SUMMARY OF PROSPECTUS......................................................9
RISK FACTORS..............................................................17
  Secondary Market........................................................17
  Limited Assets..........................................................18
  Prepayments; Average Life of Certificates; Yields.......................18
  Limited Nature of Ratings...............................................20
  Risks Associated with Certain Mortgage Loans and Mortgaged Properties...20
  Balloon Payments; Borrower Default......................................22
  Credit Support Limitations..............................................22
  Leases and Rents........................................................23
  Environmental Risks.....................................................23
  Special Hazard Losses...................................................24
  ERISA Considerations....................................................24
  Certain Federal Tax Considerations Regarding Residual Certificates......24
  Certain Federal Tax Considerations Regarding Original Issue Discount....25
  Book-Entry Registration.................................................25
  Delinquent and Non-Performing Mortgage Loans............................25
DESCRIPTION OF THE TRUST FUNDS............................................26
  General.................................................................26
  Mortgage Loans..........................................................26
  MBS.....................................................................30
  Certificate Accounts....................................................30
  Credit Support..........................................................31
  Cash Flow Agreements....................................................31
YIELD AND MATURITY CONSIDERATIONS.........................................32
  General.................................................................32
  Pass-Through Rate.......................................................32
  Payment Delays..........................................................32
  Certain Shortfalls in Collections of Interest...........................32
  Yield and Prepayment Considerations.....................................33
  Weighted Average Life and Maturity......................................35
  Controlled Amortization Classes and Companion Classes...................36
  Other Factors Affecting Yield, Weighted Average Life and Maturity.......37
THE DEPOSITOR.............................................................39
USE OF PROCEEDS...........................................................39
DESCRIPTION OF THE CERTIFICATES...........................................40
  General.................................................................40
  Distributions...........................................................40
  Distributions of Interest on the Certificates...........................41
  Distributions of Principal on the Certificates..........................42
  Distributions on the Certificates in Respect of Prepayment
  Premiums or in Respect of Equity Participations........................43
  Allocation of Losses and Shortfalls....................................43
  Advances in Respect of Delinquencies...................................43
  Reports to Certificateholders..........................................44
  Voting Rights..........................................................46
  Termination............................................................46
  Book-Entry Registration and Definitive Certificates....................47
DESCRIPTION OF THE POOLING AGREEMENTS....................................49
  General................................................................49
  Assignment of Mortgage Loans; Repurchases..............................49
  Representations and Warranties; Repurchases............................50
  Collection and Other Servicing Procedures..............................51
  Sub-Servicers..........................................................52
  Special Servicers......................................................52
  Certificate Account....................................................53
  Modifications, Waivers and Amendments of Mortgage Loans................56
  Realization Upon Defaulted Mortgage Loans..............................56
  Hazard Insurance Policies..............................................59
  Due-on-Sale and Due-on-Encumbrance Provisions..........................59
  Servicing Compensation and Payment of Expenses.........................60
  Evidence as to Compliance..............................................60
  Certain Matters Regarding the Master Servicer and the Depositor........61
  Events of Default......................................................62
  Rights Upon Event of Default...........................................62
  Amendment..............................................................63
  List of Certificateholders.............................................64
  The Trustee............................................................64
  Duties of the Trustee..................................................64
  Certain Matters Regarding the Trustee..................................64
  Resignation and Removal of the Trustee.................................65
DESCRIPTION OF CREDIT SUPPORT............................................66
  General................................................................66
  Subordinate Certificates...............................................66
  Cross-Support Provisions...............................................67
  Insurance or Guarantees with Respect to Mortgage Loans.................67
  Letter of Credit.......................................................67
  Certificate Insurance and Surety Bonds.................................67
  Reserve Funds..........................................................68
  Credit Support with respect to MBS.....................................68
CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS..................................68
  General................................................................68
  Types of Mortgage Instruments..........................................69
  Leases and Rents.......................................................69
  Personalty.............................................................70
  Foreclosure............................................................70
  Bankruptcy Laws........................................................74
  Environmental Risks....................................................76
  Due-on-Sale and Due-on-Encumbrance.....................................78
  Subordinate Financing..................................................78
  Default Interest and Limitations on Prepayments........................79
  Applicability of Usury Laws............................................79
  Soldiers' and Sailors' Civil Relief Act of 1940........................79
  Type of Mortgaged Property.............................................80
  Americans with Disabilities Act........................................80
  Forfeitures In Drug And RICO Proceedings...............................80
CERTAIN FEDERAL INCOME TAX CONSEQUENCES..................................82
  Federal Income Tax Consequences for REMIC Certificates.................82
      General............................................................82
      Status of REMIC Certificates.......................................83
      Qualification as a REMIC...........................................83
      Taxation of Regular Certificates...................................85
         General.........................................................85
         Original Issue Discount.........................................86
         Acquisition Premium.............................................88
         Variable Rate Regular Certificates..............................88
         Deferred Interest...............................................90
         Market Discount.................................................90
         Premium.........................................................91
         Election to Treat All Interest Under the Constant Yield Method..91
         Sale or Exchange of Regular Certificates........................92
         Treatment of Losses.............................................92
      Taxation of Residual Certificates..................................93
         Taxation of REMIC Income........................................93
         Basis and Losses................................................94
         Treatment of Certain Items of REMIC Income and Expense..........95
         Limitations on Offset or Exemption of REMIC Income..............96
         Tax-Related Restrictions on Transfer of Residual Certificates...97
         Sale or Exchange of a Residual Certificate.....................100
         Mark to Market Regulations.....................................100
      Taxes That May Be Imposed on the REMIC Pool.......................101
          Prohibited Transactions.......................................101
         Contributions to the REMIC Pool After the Startup Day..........101
         Net Income from Foreclosure Property...........................101
      Liquidation of the REMIC Pool.....................................102
      Administrative Matters............................................102
      Limitations on Deduction of Certain Expenses......................102
      Taxation of Certain Foreign Investors.............................103
         Regular Certificates...........................................103
         Residual Certificates..........................................103
      Backup Withholding................................................104
      Reporting Requirements............................................104
  Federal Income Tax Consequences For Certificates as to Which
      No REMIC Election Is Made.........................................105
      Standard Certificates.............................................105
         General........................................................105
         Tax Status.....................................................106
         Premium and Discount...........................................106
         Recharacterization of Servicing Fees...........................107
         Sale or Exchange of Standard Certificates......................108
      Stripped Certificates.............................................108
         General........................................................108
         Status of Stripped Certificates................................109
         Taxation of Stripped Certificates..............................110
      Reporting Requirements and Backup Withholding.....................111
      Taxation of Certain Foreign Investors.............................112
STATE AND OTHER TAX CONSIDERATIONS......................................112
ERISA CONSIDERATIONS....................................................112
  General...............................................................112
  Plan Asset Regulations................................................113
  Administrative Exemptions.............................................114
  Unrelated Business Taxable Income; Residual Certificates..............114
LEGAL INVESTMENT........................................................114
METHOD OF DISTRIBUTION..................................................117
LEGAL MATTERS...........................................................118
FINANCIAL INFORMATION...................................................118
RATING..................................................................118
INDEX OF PRINCIPAL DEFINITIONS..........................................120

                              SUMMARY OF PROSPECTUS

     The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of Offered Certificates of such series. An Index of Principal Definitions is included at the end of this Prospectus.

Title of Certificates.....................  Mortgage Pass-Through Certificates,
                                            issuable      in     series     (the
                                            "Certificates").

Depositor.................................  Chase Commercial Mortgage Securities
                                            Corp., a wholly-owned  subsidiary of
                                            The Chase Manhattan Bank, a New York
                                            banking  corporation.  On  July  14,
                                            1996,   The  Chase   Manhattan  Bank
                                            (National  Association)  was  merged
                                            with  and  into  Chemical  Bank  and
                                            Chemical  Bank then changed its name
                                            to The  Chase  Manhattan  Bank.  See
                                            "The Depositor".

Master Servicer...........................  The master  servicer (the "Master
                                            Servicer"),  if any, for a series of
                                            Certificates  will be  named  in the
                                            related Prospectus  Supplement.  The
                                            Master  Servicer  for any  series of
                                            Certificates  may be an affiliate of
                                            the Depositor or a Special Servicer.
                                            See   "Description  of  the  Pooling
                                            Agreements--Collection   and   Other
                                            Servicing Procedures".

Special Servicer..........................  One or more special  servicers
                                            (each,  a  "Special  Servicer"),  if
                                            any,  for a series  of  Certificates
                                            will be named, or the  circumstances
                                            under which a Special  Servicer will
                                            be appointed  will be described,  in
                                            the related Prospectus Supplement. A
                                            Special  Servicer  for any series of
                                            Certificates  may be an affiliate of
                                            the    Depositor   or   the   Master
                                            Servicer.  See  "Description  of the
                                            Pooling          Agreements--Special
                                            Servicers".

Trustee...................................  The trustee (the  "Trustee")  for each series of Certificates  will be
                                            named  in  the  related   Prospectus
                                            Supplement.  See "Description of the
                                            Pooling Agreements--The Trustee".

The Trust Assets..........................  Each  series  of  Certificates  will
                                            represent  in  the   aggregate   the
                                            entire beneficial ownership interest
                                            in a Trust Fund consisting primarily
                                            of:

 A. Mortgage Assets.......................  The Mortgage Assets with respect to each series of Certificates will, in
                                            general,  consist of a pool of loans
                                            (collectively, the "Mortgage Loans")
                                            secured  by liens  on,  or  security
                                            interests   in,   (i)    residential
                                            properties  consisting  of  five  or
                                            more  rental or  cooperatively-owned
                                            dwelling    units   or   by   shares
                                            allocable  to a number of such units
                                            and proprietary  leases  appurtenant
                                            thereto      (the       "Multifamily
                                            Properties")    or    (ii)    office
                                            buildings,  shopping centers, retail
                                            stores and establishments, hotels or
                                            motels,  nursing homes, hospitals or
                                            other      health-care       related
                                            facilities,   mobile   home   parks,
                                            warehouse facilities, mini-warehouse
                                            facilities, self-storage facilities,
                                            industrial  plants,   parking  lots,
                                            mixed use or various  other types of
                                            income-producing          properties
                                            described  in  this   Prospectus  or
                                            unimproved  land  (the   "Commercial
                                            Properties"). If so specified in the
                                            related  Prospectus  Supplement,   a
                                            Trust  Fund  may  include   Mortgage
                                            Loans   secured  by  liens  on  real
                                            estate projects under  construction.
                                            The  Mortgage   Loans  will  not  be
                                            guaranteed   or   insured   by   the
                                            Depositor  or any of its  affiliates
                                            or, unless otherwise provided in the
                                            related  Prospectus  Supplement,  by
                                            any    governmental     agency    or
                                            instrumentality   or  by  any  other
                                            person.   If  so  specified  in  the
                                            related Prospectus Supplement,  some
                                            Mortgage  Loans may be delinquent or
                                            non-performing  as of the  date  the
                                            related Trust Fund is formed.

                                            As and to the  extent  described  in
                                            the related Prospectus Supplement, a
                                            Mortgage Loan (i) may provide for no
                                            accrual of  interest  or for accrual
                                            of  interest  thereon at an interest
                                            rate  (a  "Mortgage  Rate")  that is
                                            fixed over its term or that  adjusts
                                            from  time to  time,  or that may be
                                            converted at the borrower's election
                                            from  an   adjustable   to  a  fixed
                                            Mortgage Rate, or from a fixed to an
                                            adjustable  Mortgage Rate,  (ii) may
                                            provide   for  level   payments   to
                                            maturity or for payments that adjust
                                            from  time to  time  to  accommodate
                                            changes in the  Mortgage  Rate or to
                                            reflect  the  occurrence  of certain
                                            events,   and  may  permit  negative
                                            amortization,  (iii)  may  be  fully
                                            amortizing  or partially  amortizing
                                            or  non-amortizing,  with a  balloon
                                            payment  due on its stated  maturity
                                            date,  (iv)  may  prohibit  over its
                                            term   or  for  a   certain   period
                                            prepayments  and/or require  payment
                                            of a premium or a yield  maintenance
                                            penalty in  connection  with certain
                                            prepayments  and (v) may provide for
                                            payments of  principal,  interest or
                                            both,   on  due  dates   that  occur
                                            monthly, quarterly, semi-annually or
                                            at  such   other   interval   as  is
                                            specified in the related  Prospectus
                                            Supplement.     Unless     otherwise
                                            provided in the  related  Prospectus
                                            Supplement,  each Mortgage Loan will
                                            have  had  a  principal  balance  at
                                            origination of not less than $25,000
                                            and an original  term to maturity of
                                            not  more  than  40  years.   Unless
                                            otherwise  provided  in the  related
                                            Prospectus  Supplement,  no Mortgage
                                            Loan will have  been  originated  by
                                            the Depositor;  however, some or all
                                            of the  Mortgage  Loans in any Trust
                                            Fund may have been  originated by an
                                            affiliate  of  the  Depositor.   See
                                            "Description     of    the     Trust
                                            Funds--Mortgage Loans".

                                            If and to the  extent  specified  in
                                            the related  Prospectus  Supplement,
                                            the Mortgage  Assets with respect to
                                            a series  of  Certificates  may also
                                            include,  or consist of, (i) private
                                            mortgage  participations,   mortgage
                                            pass-through  certificates  or other
                                            mortgage-backed  securities  or (ii)
                                            certificates  insured or  guaranteed
                                            by the  Federal  Home Loan  Mortgage
                                            Corporation  ("FHLMC"),  the Federal
                                            National    Mortgage     Association
                                            ("FNMA"),  the Governmental National
                                            Mortgage Association ("GNMA") or the
                                            Federal    Agricultural     Mortgage
                                            Corporation ("FAMC")  (collectively,
                                            the    mortgage-backed    securities
                                            referred to in clauses (i) and (ii),
                                            "MBS"),  provided that each MBS will
                                            evidence an interest  in, or will be
                                            secured  by a pledge of, one or more
                                            mortgage  loans that  conform to the
                                            descriptions  of the Mortgage  Loans
                                            contained  herein.  See "Description
                                            of the Trust Funds--MBS".

 B. Certificate Account...................  Each Trust Fund will include one or
                                            more  accounts  (collectively,   the
                                            "Certificate  Account")  established
                                            and  maintained  on  behalf  of  the
                                            Certificateholders  into  which  the
                                            person or persons  designated in the
                                            related Prospectus  Supplement will,
                                            to the extent  described  herein and
                                            in   such   Prospectus   Supplement,
                                            deposit  all   payments   and  other
                                            collections   received  or  advanced
                                            with respect to the Mortgage  Assets
                                            and other assets in such Trust Fund.
                                            A   Certificate   Account   may   be
                                            maintained as an interest bearing or
                                            a non-interest  bearing account, and
                                            funds  held  therein  may be held as
                                            cash   or    invested   in   certain
                                            obligations   acceptable   to   each
                                            Rating  Agency  (as  defined  below)
                                            rating  one or more  classes  of the
                                            related     series    of     Offered
                                            Certificates.  See  "Description  of
                                            the     Trust     Funds--Certificate
                                            Accounts"  and  "Description  of the
                                            Pooling      Agreements--Certificate
                                            Account".

 C. Credit Support........................  If so provided in the related
                                            Prospectus  Supplement,  partial  or
                                            full   protection   against  certain
                                            defaults  and losses on the Mortgage
                                            Assets in the related Trust Fund may
                                            be provided  to one or more  classes
                                            of   Certificates   of  the  related
                                            series in the form of  subordination
                                            of  one or  more  other  classes  of
                                            Certificates  of such series,  which
                                            other  classes  may  include  one or
                                            more      classes     of     Offered
                                            Certificates,  or  by  one  or  more
                                            other types of credit support,  such
                                            as a  letter  of  credit,  insurance
                                            policy,  guarantee,  reserve fund or
                                            another   type  of  credit   support
                                            described in this  Prospectus,  or a
                                            combination    thereof   (any   such
                                            coverage   with   respect   to   the
                                            Certificates of any series,  "Credit
                                            Support").  The  amount and types of
                                            any     Credit     Support,      the
                                            identification    of   the    entity
                                            providing  it  (if  applicable)  and
                                            related   information  will  be  set
                                            forth in the  Prospectus  Supplement
                                            for    a    series    of     Offered
                                            Certificates.        See       "Risk
                                            Factors--Credit              Support
                                            Limitations",  "Description  of  the
                                            Trust  Funds--Credit   Support"  and
                                            "Description of Credit Support".

 D. Cash Flow Agreements..................  If so provided in the related
                                            Prospectus Supplement,  a Trust Fund
                                            may  include  guaranteed  investment
                                            contracts  pursuant to which  moneys
                                            held  in  the  funds  and   accounts
                                            established  for the related  series
                                            will  be  invested  at  a  specified
                                            rate.   The  Trust   Fund  may  also
                                            include   interest   rate   exchange
                                            agreements,  interest  rate  cap  or
                                            floor   agreements,    or   currency
                                            exchange      agreements,      which
                                            agreements  are  designed  to reduce
                                            the  effects  of  interest  rate  or
                                            currency  exchange rate fluctuations
                                            on the Mortgage  Assets or on one or
                                            more  classes of  Certificates.  The
                                            principal    terms   of   any   such
                                            guaranteed  investment  contract  or
                                            other agreement (any such agreement,
                                            a "Cash Flow Agreement"), including,
                                            without    limitation,    provisions
                                            relating to the  timing,  manner and
                                            amount of  payments  thereunder  and
                                            provisions     relating    to    the
                                            termination    thereof,    will   be
                                            described    in    the    Prospectus
                                            Supplement  for the related  series.
                                            In addition,  the related Prospectus
                                            Supplement   will  contain   certain
                                            information  that  pertains  to  the
                                            obligor  under  any such  Cash  Flow
                                            Agreement.  See  "Description of the
                                            Trust Funds--Cash Flow Agreements".

Description of Certificates...............  Each  series of  Certificates  will be  issued  in one or  more  classes
                                            pursuant to a pooling and  servicing
                                            agreement    or   other    agreement
                                            specified in the related  Prospectus
                                            Supplement   (in  either   case,   a
                                            "Pooling    Agreement")   and   will
                                            represent  in  the   aggregate   the
                                            entire beneficial ownership interest
                                            in the related Trust Fund.

                                            As    described   in   the   related
                                            Prospectus      Supplement,      the
                                            Certificates    of   each    series,
                                            including  the Offered  Certificates
                                            of such  series,  may consist of one
                                            or  more  classes  of   Certificates
                                            that,  among other  things:  (i) are
                                            senior    (collectively,     "Senior
                                            Certificates")     or    subordinate
                                            (collectively,          "Subordinate
                                            Certificates")  to one or more other
                                            classes    of     Certificates    in
                                            entitlement to certain distributions
                                            on  the   Certificates;   (ii)   are
                                            entitled   to    distributions    of
                                            principal,  with  disproportionately
                                            small,  nominal or no  distributions
                                            of interest (collectively, "Stripped
                                            Principal Certificates");  (iii) are
                                            entitled   to    distributions    of
                                            interest,   with  disproportionately
                                            small,  nominal or no  distributions
                                            of     principal      (collectively,
                                            "Stripped  Interest  Certificates");
                                            (iv)  provide for  distributions  of
                                            interest    thereon   or   principal
                                            thereof that commence only after the
                                            occurrence of certain  events,  such
                                            as the  retirement  of  one or  more
                                            other  classes  of  Certificates  of
                                            such   series;   (v)   provide   for
                                            distributions  of principal  thereof
                                            to be made, from time to time or for
                                            designated  periods,  at a rate that
                                            is  faster  (and,   in  some  cases,
                                            substantially   faster)   or  slower
                                            (and,  in some cases,  substantially
                                            slower)   than  the  rate  at  which
                                            payments  or  other  collections  of
                                            principal   are   received   on  the
                                            Mortgage Assets in the related Trust
                                            Fund; (vi) provide for distributions
                                            of  principal  thereof  to be  made,
                                            subject to available funds, based on
                                            a   specified    principal   payment
                                            schedule  or other  methodology;  or
                                            (vii) provide for distribution based
                                            on   collections   on  the  Mortgage
                                            Assets  in the  related  Trust  Fund
                                            attributable to prepayment premiums,
                                            yield   maintenance   penalties   or
                                            equity participations.

                                            Each  class of  Certificates,  other
                                            than  certain  classes  of  Stripped
                                            Interest  Certificates  and  certain
                                            classes of Residual Certificates (as
                                            defined herein),  will have a stated
                                            principal   amount  (a  "Certificate
                                            Balance");   and   each   class   of
                                            Certificates,   other  than  certain
                                            classes   of   Stripped    Principal
                                            Certificates  and certain classes of
                                            Residual  Certificates,  will accrue
                                            interest on its Certificate  Balance
                                            or, in the case of  certain  classes
                                            of Stripped  Interest  Certificates,
                                            on a  notional  amount (a  "Notional
                                            Amount") based on a fixed,  variable
                                            or   adjustable   interest  rate  (a
                                            "Pass-Through  Rate").  The  related
                                            Prospectus  Supplement  will specify
                                            the  Certificate  Balance,  Notional
                                            Amount and/or Pass-Through Rate (or,
                                            in  the  case  of  a   variable   or
                                            adjustable  Pass-Through  Rate,  the
                                            method for  determining  such rate),
                                            as  applicable,  for  each  class of
                                            Offered Certificates.

                                            The   Certificates   will   not   be
                                            guaranteed   or   insured   by   the
                                            Depositor or any of its  affiliates,
                                            by  any   governmental   agency   or
                                            instrumentality   or  by  any  other
                                            person or entity,  unless  otherwise
                                            provided in the  related  Prospectus
                                            Supplement.         See        "Risk
                                            Factors--Limited     Assets"     and
                                            "Description of the Certificates".

Distributions of Interest on the
  Certificates............................  Interest  on each class of Offered
                                            Certificates   (other  than  certain
                                            classes   of   Stripped    Principal
                                            Certificates  and certain classes of
                                            Residual   Certificates)   of   each
                                            series will accrue at the applicable
                                            Pass-Through Rate on the Certificate
                                            Balance  or, in the case of  certain
                                            classes   of    Stripped    Interest
                                            Certificates,  the  Notional  Amount
                                            thereof  outstanding  from  time  to
                                            time  and  will  be  distributed  to
                                            Certificateholders  as  provided  in
                                            the  related  Prospectus  Supplement
                                            (each  of  the  specified  dates  on
                                            which  distributions are to be made,
                                            a       "Distribution        Date").
                                            Distributions   of   interest   with
                                            respect  to one or more  classes  of
                                            Certificates (collectively, "Accrual
                                            Certificates")   may  not   commence
                                            until  the   occurrence  of  certain
                                            events,  such as the  retirement  of
                                            one  or  more   other   classes   of
                                            Certificates,  and interest  accrued
                                            with  respect  to a class of Accrual
                                            Certificates prior to the occurrence
                                            of  such an  event  will  either  be
                                            added  to  the  Certificate  Balance
                                            thereof   or   otherwise   deferred.
                                            Distributions   of   interest   with
                                            respect  to one or more  classes  of
                                            Certificates  may be  reduced to the
                                            extent  of  certain   delinquencies,
                                            losses   and   other   contingencies
                                            described  herein and in the related
                                            Prospectus  Supplement.   See  "Risk
                                            Factors--Prepayments;  Average  Life
                                            of Certificates; Yields", "Yield and
                                            Maturity     Considerations"     and
                                            "Description          of         the
                                            Certificates--Distributions       of
                                            Interest on the Certificates".

Distributions of Principal of the
  Certificates............................  Each class of  Certificates  of each series  (other than certain  classes
                                            of  Stripped  Interest  Certificates
                                            and  certain   classes  of  Residual
                                            Certificates)     will     have    a
                                            Certificate Balance. The Certificate
                                            Balance  of a class of  Certificates
                                            outstanding  from  time to time will
                                            represent  the  maximum  amount that
                                            the   holders   thereof   are   then
                                            entitled  to  receive  in respect of
                                            principal  from  future cash flow on
                                            the  assets  in  the  related  Trust
                                            Fund. Unless otherwise  specified in
                                            the related  Prospectus  Supplement,
                                            the  initial  aggregate  Certificate
                                            Balance    of   all    classes    of
                                            Certificates of a series will not be
                                            greater    than   the    outstanding
                                            principal  balance  of  the  related
                                            Mortgage  Assets  as of a  specified
                                            date  (the  "Cut-off  Date"),  after
                                            application  of  scheduled  payments
                                            due on or before such date,  whether
                                            or  not  received.  As  and  to  the
                                            extent  described in each Prospectus
                                            Supplement,     distributions     of
                                            principal   with   respect   to  the
                                            related series of Certificates  will
                                            be made on each Distribution Date to
                                            the  holders of the class or classes
                                            of   Certificates   of  such  series
                                            entitled     thereto    until    the
                                            Certificate    Balances    of   such
                                            Certificates  have been  reduced  to
                                            zero.   Distributions  of  principal
                                            with  respect to one or more classes
                                            of  Certificates  may be  made  at a
                                            rate  that is faster  (and,  in some
                                            cases,  substantially  faster)  than
                                            the rate at which  payments or other
                                            collections    of   principal    are
                                            received on the  Mortgage  Assets in
                                            the     related      Trust     Fund.
                                            Distributions   of  principal   with
                                            respect  to one or more  classes  of
                                            Certificates  may not commence until
                                            the  occurrence  of certain  events,
                                            such  as  the  retirement  of one or
                                            more other  classes of  Certificates
                                            of the same  series,  or may be made
                                            at a rate  that is slower  (and,  in
                                            some  cases,  substantially  slower)
                                            than the rate at which  payments  or
                                            other  collections  of principal are
                                            received on the  Mortgage  Assets in
                                            the     related      Trust     Fund.
                                            Distributions   of  principal   with
                                            respect  to one or more  classes  of
                                            Certificates  (each  such  class,  a
                                            "Controlled Amortization Class") may
                                            be   made,    subject   to   certain
                                            limitations,  based  on a  specified
                                            principal      payment     schedule.
                                            Distributions   of  principal   with
                                            respect  to one or more  classes  of
                                            Certificates  (each  such  class,  a
                                            "Companion Class") may be contingent
                                            on the specified  principal  payment
                                            schedule     for    a     Controlled
                                            Amortization   Class   of  the  same
                                            series   and  the   rate  at   which
                                            payments  and other  collections  of
                                            principal on the Mortgage  Assets in
                                            the related Trust Fund are received.
                                            Unless  otherwise  specified  in the
                                            related    Prospectus    Supplement,
                                            distributions  of  principal  of any
                                            class of Offered  Certificates  will
                                            be made on a pro  rata  basis  among
                                            all  of  the  Certificates  of  such
                                            class.   See   "Description  of  the
                                            Certificates--Distributions       of
                                            Principal of the Certificates".

Advances..................................  If and to the extent  provided  in the related  Prospectus  Supplement,
                                            if a Trust  Fund  includes  Mortgage
                                            Loans,   the  Master   Servicer,   a
                                            Special Servicer,  the Trustee,  any
                                            provider  of Credit  Support  and/or
                                            any other  specified  person  may be
                                            obligated  to  make,   or  have  the
                                            option of making,  certain  advances
                                            with respect to delinquent scheduled
                                            payments   of    principal    and/or
                                            interest on such Mortgage Loans. Any
                                            such advances made with respect to a
                                            particular  Mortgage  Loan  will  be
                                            reimbursable     from     subsequent
                                            recoveries   in   respect   of  such
                                            Mortgage  Loan and  otherwise to the
                                            extent  described  herein and in the
                                            related  Prospectus  Supplement.  If
                                            and to the  extent  provided  in the
                                            Prospectus  Supplement  for a series
                                            of  Certificates,  any entity making
                                            such  advances  may be  entitled  to
                                            receive  interest  thereon  for  the
                                            period   that  such   advances   are
                                            outstanding, payable from amounts in
                                            the   related   Trust   Fund.    See
                                            "Description          of         the
                                            Certificates--Advances in Respect of
                                            Delinquencies".   If  a  Trust  Fund
                                            includes    MBS,   any    comparable
                                            advancing  obligation  of a party to
                                            the related Pooling Agreement, or of
                                            a   party   to   the   related   MBS
                                            Agreement,  will be described in the
                                            related Prospectus Supplement.

Termination...............................  If so  specified  in the  related
                                            Prospectus  Supplement,  a series of
                                            Certificates   may  be   subject  to
                                            optional early  termination  through
                                            the   repurchase   of  the  Mortgage
                                            Assets in the related  Trust Fund by
                                            the  party  or   parties   specified
                                            therein, under the circumstances and
                                            in the manner set forth therein.  If
                                            so    provided    in   the   related
                                            Prospectus   Supplement,   upon  the
                                            reduction of the Certificate Balance
                                            of a  specified  class or classes of
                                            Certificates    by    a    specified
                                            percentage   or   amount,   a  party
                                            specified  therein may be authorized
                                            or required to solicit  bids for the
                                            purchase  of  all  of  the  Mortgage
                                            Assets of the related Trust Fund, or
                                            of  a  sufficient  portion  of  such
                                            Mortgage Assets to retire such class
                                            or classes,  under the circumstances
                                            and in the manner set forth therein.
                                            See      "Description     of     the
                                            Certificates--Termination".

Registration of Book-Entry
  Certificates............................  If so  provided  in the  related
                                            Prospectus  Supplement,  one or more
                                            classes of the Offered  Certificates
                                            of any  series  will be  offered  in
                                            book-entry   format   (collectively,
                                            "Book-Entry  Certificates")  through
                                            the  facilities  of  The  Depository
                                            Trust Company ("DTC"). Each class of
                                            Book-Entry   Certificates   will  be
                                            initially represented by one or more
                                            Certificates  registered in the name
                                            of  a  nominee  of  DTC.  No  person
                                            acquiring  an interest in a class of
                                            Book-Entry      Certificates      (a
                                            "Certificate    Owner")    will   be
                                            entitled to receive  Certificates of
                                            such  class  in  fully   registered,
                                            definitive     form     ("Definitive
                                            Certificates"),   except  under  the
                                            limited   circumstances    described
                                            herein.           See          "Risk
                                            Factors--Book-Entry    Registration"
                                            and      "Description     of     the
                                            Certificates--Book-Entry
                                            Registration      and     Definitive
                                            Certificates".

Certain Federal Income
  Tax Consequences........................  The federal income tax  consequences
                                            to   Certificateholders   will  vary
                                            depending  on  whether  one or  more
                                            elections  are  made  to  treat  the
                                            Trust  Fund  or  specified  portions
                                            thereof as one or more "real  estate
                                            mortgage investment conduits" (each,
                                            a "REMIC")  under the  provisions of
                                            the  Internal  Revenue Code of 1986,
                                            as   amended   (the   "Code").   The
                                            Prospectus   Supplement   for   each
                                            series of Certificates  will specify
                                            whether  one or more such  elections
                                            will be made.  See "Certain  Federal
                                            Income Tax Consequences".

ERISA Considerations......................  Fiduciaries  of employee  benefit plans and certain  other  retirement
                                            plans  and  arrangements,  including
                                            individual    retirement   accounts,
                                            annuities,    Keogh    plans,    and
                                            collective   investment   funds  and
                                            insurance    company   general   and
                                            separate   accounts  in  which  such
                                            plans,   accounts,    annuities   or
                                            arrangements are invested,  that are
                                            subject to the  Employee  Retirement
                                            Income  Security  Act  of  1974,  as
                                            amended  ("ERISA"),  or Section 4975
                                            of the Code, should carefully review
                                            with their  legal  advisors  whether
                                            the  purchase  or holding of Offered
                                            Certificates  could  give  rise to a
                                            transaction that is prohibited or is
                                            not  otherwise   permissible  either
                                            under  ERISA or Section  4975 of the
                                            Code.  See  "ERISA   Considerations"
                                            herein and in the related Prospectus
                                            Supplement.

Legal Investment..........................  The   Offered    Certificates   will
                                            constitute     "mortgage     related
                                            securities"   for  purposes  of  the
                                            Secondary       Mortgage      Market
                                            Enhancement  Act of 1984, as amended
                                            ("SMMEA,")  only if so  specified in
                                            the related  Prospectus  Supplement.
                                            Investors whose investment authority
                                            is  subject  to  legal  restrictions
                                            should   consult   their  own  legal
                                            advisors to determine whether and to
                                            what extent the Offered Certificates
                                            constitute  legal   investments  for
                                            them. See "Legal  Investment" herein
                                            and   in  the   related   Prospectus
                                            Supplement.

Rating....................................  At  their  respective   dates  of
                                            issuance,   each  class  of  Offered
                                            Certificates will be rated not lower
                                            than investment grade by one or more
                                            nationally  recognized   statistical
                                            rating  agencies  (each,  a  "Rating
                                            Agency"). See "Rating" herein and in
                                            the related Prospectus Supplement.

                                  RISK FACTORS

     In considering an investment in the Offered Certificates of any series, investors should consider, among other things, the following risk factors and any other factors set forth under the heading "Risk Factors" in the related Prospectus Supplement. In general, to the extent that the factors discussed below pertain to or are influenced by the characteristics or behavior of Mortgage Loans included in a particular Trust Fund, they would similarly pertain to and be influenced by the characteristics or behavior of the mortgage loans underlying any MBS included in such Trust Fund.


Secondary Market

     There can be no assurance that a secondary market for the Offered Certificates of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue for as long as such Certificates remain outstanding. The Prospectus Supplement for any series of Offered Certificates may indicate that an underwriter specified therein intends to make a secondary market in such Offered Certificates; however, no underwriter will be obligated to do so. Any such secondary market may provide less liquidity to investors than any comparable market for securities that evidence interests in single-family mortgage loans.

     The primary source of ongoing information regarding the Offered Certificates of any series, including information regarding the status of the related Mortgage Assets and any Credit Support for such Certificates, will be the periodic reports to Certificateholders to be delivered pursuant to the related Pooling Agreement as described herein under the heading "Description of the Certificates--Reports to Certificateholders". There can be no assurance that any additional ongoing information regarding the Offered Certificates of any series will be available through any other source. The limited nature of such information in respect of a series of Offered Certificates may adversely affect the liquidity thereof, even if a secondary market for such Certificates does develop.

     Insofar as a secondary market does develop with respect to any series of Offered Certificates or class thereof, the market value of such Certificates will be affected by several factors, including the perceived liquidity thereof, the anticipated cash flow thereon (which may vary widely depending upon the prepayment and default assumptions applied in respect of the underlying Mortgage Loans) and prevailing interest rates. The price payable at any given time in respect of certain classes of Offered Certificates (in particular, a class with a relatively long average life, a Companion Class or a class of Stripped Interest Certificates or Stripped Principal Certificates) may be extremely sensitive to small fluctuations in prevailing interest rates; and the relative change in price for an Offered Certificate in response to an upward or downward movement in prevailing interest rates may not necessarily equal the relative change in price for such Offered Certificate in response to an equal but opposite movement in such rates. Accordingly, the sale of Offered Certificates by a holder in any secondary market that may develop may be at a discount from the price paid by such holder. The Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis.

     Except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights, and the Offered Certificates of each series are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates--Termination".


Limited Assets

     Unless otherwise specified in the related Prospectus Supplement, neither the Offered Certificates of any series nor the Mortgage Assets in the related Trust Fund will be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person or entity; and no Offered Certificate of any series will represent a claim against or security interest in the Trust Funds for any other series. Accordingly, if the related Trust Fund has insufficient assets to make payments on a series of Offered Certificates, no other assets will be available for payment of the deficiency. Additionally, certain amounts on deposit from time to time in certain funds or accounts constituting part of a Trust Fund, including the Certificate Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, as described in the related Prospectus Supplement, for purposes other than the payment of principal of or interest on the related series of Certificates. If and to the extent so provided in the Prospectus Supplement for a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, all or a portion of the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.


Prepayments; Average Life of Certificates; Yields

     As a result of, among other things, prepayments on the Mortgage Loans in any Trust Fund, the amount and timing of distributions of principal and/or interest on the Offered Certificates of the related series may be highly unpredictable. Prepayments on the Mortgage Loans in any Trust Fund will result in a faster rate of principal payments on one or more classes of the related series of Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans in a Trust Fund may affect the average life of one or more classes of Certificates of the related series, including a class of Offered Certificates. The rate of principal payments on pools of mortgage loans varies among pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. For example, if prevailing interest rates fall significantly below the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, then, subject to, among other things, the particular terms of the Mortgage Loans (e.g., provisions that prohibit voluntary prepayments during specified periods or impose penalties in connection therewith) and the ability of borrowers to get new financing, principal prepayments on such Mortgage Loans are likely to be higher than if prevailing interest rates remain at or above the rates borne by those Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, then principal prepayments on such Mortgage Loans are likely to be lower than if prevailing interest rates remain at or below the rates borne by those Mortgage Loans. There can be no assurance as to the actual rate of prepayment on the Mortgage Loans in any Trust Fund or that such rate of prepayment will conform to any model described herein or in any Prospectus Supplement. As a result, depending on the anticipated rate of prepayment for the Mortgage Loans in any Trust Fund, the retirement of any class of Certificates of the related series could occur significantly earlier or later than expected.

     The extent to which prepayments on the Mortgage Loans in any Trust Fund ultimately affect the average life of any class of Certificates of the related series will depend on the terms of such Certificates. A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to a pro rata share of the prepayments on the Mortgage Loans in the related Trust Fund that are distributable on such date, to a disproportionately large share (which, in some cases, may be all) of such prepayments, or to a disproportionately small share (which, in some cases, may be none) of such prepayments. A class of Certificates that entitles the holders thereof to a disproportionately large share of the prepayments on the Mortgage Loans in the related Trust Fund increases the likelihood of early retirement of such class ("call risk") if the rate of prepayment is relatively fast; while a class of Certificates that entitles the holders thereof to a disproportionately small share of the prepayments on the Mortgage Loans in the related Trust Fund increases the likelihood of an extended average life of such class ("extension risk") if the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of
Certificateholders of any series to receive payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

     A series of Certificates may include one or more Controlled Amortization Classes, which will entitle the holders thereof to receive principal distributions according to a specified principal payment schedule. Although prepayment risk cannot be eliminated entirely for any class of Certificates, a Controlled Amortization Class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the Mortgage Loans in the related Trust Fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such Certificates. Prepayment risk with respect to a given Mortgage Asset Pool does not disappear, however, and the stability afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series, any of which Companion Classes may also be a class of Offered Certificates. In general, and as more specifically described in the related Prospectus Supplement, a Companion Class may entitle the holders thereof to a disproportionately large share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively fast, and/or may entitle the holders thereof to a disproportionately small share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, a Companion Class absorbs some (but not all) of the "call risk" and/or "extension risk" that would otherwise belong to the related Controlled Amortization Class if all payments of principal of the Mortgage Loans in the related Trust Fund were allocated on a pro rata basis.

     A series  of  Certificates  may  include  one or more  classes  of  Offered
Certificates offered at a premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on the Mortgage Loans in the related Trust Fund and, where the amount of interest payable with respect to a class is disproportionately large, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might fail to recover its original investment under some prepayment scenarios. The extent to which the yield to maturity of any class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and the amount and timing of distributions thereon. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. See "Yield and Maturity Considerations" herein.


Limited Nature of Ratings

     Any rating assigned by a Rating Agency to a class of Offered Certificates will reflect only its assessment of the likelihood that holders of such Offered Certificates will receive payments to which such Certificateholders are entitled under the related Pooling Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the related Trust Fund. Furthermore, such rating will not address the possibility that prepayment of the related Mortgage Loans at a higher or lower rate than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor that purchases an Offered Certificate at a significant premium might fail to recover its initial investment under certain prepayment scenarios.

     The amount, type and nature of Credit Support, if any, provided with respect to a series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of the Certificates of such series. Those criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. However, there can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. In other cases, such criteria may be based upon determinations of the values of the Mortgaged Properties that provide security for the Mortgage Loans. However, no assurance can be given that those values will not decline in the future. See "Description of Credit Support" and "Rating".

Risks Associated with Certain Mortgage Loans and Mortgaged Properties

     A description of risks associated with investments in mortgage loans is included herein under "Certain Legal Aspects of Mortgage Loans". Mortgage loans made on the security of multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with loans made on the security of an owner-occupied single-family property. See "Description of the Trust Funds--Mortgage Loans". The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower; thus, the value of an income-producing property is directly related to the net operating income derived from such property. If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the loan may be impaired. A number of the Mortgage Loans may be secured by liens on owner-occupied Mortgaged Properties or on Mortgaged Properties leased to a single tenant or a small number of significant tenants. Accordingly, a decline in the financial condition of the borrower or a significant tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants. Furthermore, the value of any Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation; acts of God; and other factors beyond the control of a Master Servicer.

     In addition, additional risk may be presented by the type and use of a particular Mortgaged Property. For instance, Mortgaged Properties that operate as hospitals and nursing homes may present special risks to lenders due to the significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements that may be terminable by the franchisor or operator. Moreover, the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements. The ability of a borrower to repay a Mortgage Loan secured by shares allocable to one or more cooperative dwelling units may be dependent upon the ability of the dwelling units to generate sufficient rental income, which may be subject to rent control or stabilization laws, to cover both debt service on the loan as well as maintenance charges to the cooperative. Further, a Mortgage Loan secured by cooperative shares is subordinate to the mortgage, if any, on the cooperative apartment building.

     Other multifamily properties, hotels, retail properties, office buildings, mobile home parks, nursing homes and self-storage facilities located in the areas of the Mortgaged Properties compete with the Mortgaged Properties to attract residents and customers. The leasing of real estate is highly competitive. The principal means of competition are price, location and the nature and condition of the facility to be leased. A borrower under a Mortgage Loan competes with all lessors and developers of comparable types of real estate in the are in which the Mortgaged Property is located. Such lessors or developers could have lower rentals, lower operating costs, more favorable locations or better facilities. While a borrower under a Mortgage Loan may renovate, refurbish or expand the Mortgaged Property to maintain it and remain competitive, such renovation, refurbishment or expansion may itself entail significant risk. Increased competition could adversely affect income from and market value of the Mortgaged Properties. In addition, the business conducted at each Mortgaged Property may face competition from other industries and industry segments.

     It is anticipated that some or all of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to any such Mortgage Loan, recourse in the event of borrower default will be limited to the specific real property and other assets, if any, that were pledged to secure the Mortgage Loan. However, even with respect to those Mortgage Loans that provide for recourse against the borrower and its assets generally, there can be no assurance that enforcement of such recourse provisions will be practicable, or that the assets of the borrower will be sufficient to permit a recovery in respect of a defaulted Mortgage Loan in excess of the liquidation value of the related Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans--Foreclosure".

     Further, the concentration of default, foreclosure and loss risks in individual Mortgage Loans in a particular Trust Fund will generally be greater than for pools of single-family loans because Mortgage Loans in a Trust Fund will generally consist of a smaller number of higher balance loans than would a pool of single-family loans of comparable aggregate unpaid principal balance.

Balloon Payments; Borrower Default

     Certain of the Mortgage Loans included in a Trust Fund may be non-amortizing or only partially amortizing over their terms to maturity and, thus, will require substantial principal payments (that is, balloon payments) at their stated maturity. Mortgage Loans of this type involve a greater degree of risk than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the value of the related Mortgaged Property, the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition and operating history of the borrower and the related Mortgaged Property, tax laws, rent control laws (with respect to certain residential properties), Medicaid and Medicare reimbursement rates (with respect to hospitals and nursing homes), prevailing general economic conditions and the availability of credit for loans secured by multifamily or commercial, as the case may be, real properties generally. Neither the Depositor nor any of its affiliates will be required to refinance any Mortgage Loan.

     If and to the extent described herein and in the related Prospectus Supplement, in order to maximize recoveries on defaulted Mortgage Loans, the Master Servicer or a Special Servicer will be permitted (within prescribed limits) to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent. While a Master Servicer or a Special Servicer generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery, taking into account the time value of money, than liquidation, there can be no assurance that any such extension or modification will in fact increase the present value of receipts from or proceeds of the affected Mortgage Loans.

Credit Support Limitations

     The Prospectus Supplement for a series of Certificates will describe any Credit Support provided with respect thereto. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks; for example, Credit Support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

     A series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Certificates of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the later paid classes of Certificates of such series has been repaid in full. As a result, the impact of losses and shortfalls experienced with respect to the Mortgage Assets may fall primarily upon those classes of Certificates having a later right of payment. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series.

     The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies and losses on the underlying Mortgage Assets and certain other factors. There can, however, be no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "--Limited Nature of Ratings", "Description of the Certificates" and "Description of Credit Support".

Leases and Rents

     Each Mortgage Loan included in any Trust Fund secured by Mortgaged Property that is subject to leases typically will be secured by an assignment of leases and rents pursuant to which the borrower assigns to the lender its right, title and interest as landlord under the leases of the related Mortgaged Property, and the income derived therefrom, as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect rents. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of Mortgage Loans--Leases and Rents".

Environmental Risks

     Under the laws of certain states, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over an existing mortgage lien on such property. In addition, under various federal, state and local laws, ordinances and regulations, an owner or operator of real estate may be liable for the costs of removal or remediation of hazardous substances or toxic substances on, in or beneath such property. Such liability may be imposed without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner or operator's liability therefor as to any property is generally not limited under such laws, ordinances and regulations and could exceed the value of the mortgaged property and the aggregate assets of the owner or operator. In addition, as to the owners or operators of mortgaged properties that generate hazardous substances that are disposed of at "off-site" locations, such owners or operators may be held strictly, jointly and severally liable if there are releases or threatened releases of hazardous substances at the off-site locations where such person's hazardous substances were disposed.

     Although the federal Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended ("CERCLA"), provides an exemption from the definition of "owner" for lenders whose primary indicia of ownership in a particular property is the holding of a security interest, lenders may forfeit, as a result of their actions with respect to particular borrowers, their secured creditor exemption and be deemed an owner or operator of property such that they are liable for remediation costs. See "Certain Legal Aspects of Mortgage Loans--Environmental Risks" herein. A lender also risks such liability on foreclosure of the mortgage. Unless otherwise specified in the related Prospectus Supplement, if a Trust Fund includes Mortgage Loans, then the related Pooling Agreement will contain provisions generally to the effect that the Master Servicer, acting on behalf of the Trust Fund, may not acquire title to a Mortgaged Property or assume control of its operation unless the Master
Servicer, based upon a report prepared by a person who regularly conducts environmental audits, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans". See "Certain Legal Aspects of Mortgage
Loans--Environmental Risks". There can be no assurance that any such requirements of a Pooling Agreement will effectively insulate the related Trust Fund from potential liability for a materially adverse environmental condition at a Mortgaged Property.


Special Hazard Losses

     Unless otherwise specified in a Prospectus Supplement, the Master Servicer for the related Trust Fund will be required to cause the borrower on each Mortgage Loan in such Trust Fund to maintain such insurance coverage in respect of the related Mortgaged Property as is required under the related Mortgage, including hazard insurance; provided that, as and to the extent described herein and in the related Prospectus Supplement, the Master Servicer may satisfy its obligation to cause hazard insurance to be maintained with respect to any Mortgaged Property through acquisition of a blanket policy. In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of risks. Unless the related Mortgage specifically requires the mortgagor to insure against physical damage arising from such causes, then, to the extent any consequent losses are not covered by Credit Support, such losses may be borne, at least in part, by the holders of one or more classes of Offered Certificates of the related series. See "Description of the Pooling Agreements--Hazard Insurance Policies".

ERISA Considerations

     Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations that govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Offered Certificates of any series. See "ERISA Considerations".

Certain Federal Tax Considerations Regarding Residual Certificates

     Holders of Residual Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates". Accordingly, under certain circumstances, holders of Offered Certificates that constitute Residual Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. The requirement that holders of Residual Certificates report their pro rata share of the taxable income and net loss of the REMIC will continue until the Certificate Balances of all classes of Certificates of the related series have been reduced to zero, even though holders of Residual Certificates have received full payment of their stated interest and principal. A portion (or, in certain circumstances, all) of such Certificateholder's share of the REMIC taxable income may be treated as "excess inclusion" income to such holder which (i) generally, will not be subject to offset by losses from other activities, (ii) for a tax-exempt holder, will be treated as unrelated business taxable income and (iii) for a foreign holder, will not qualify for exemption from withholding tax. Individual holders of Residual Certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, Residual Certificates are subject to certain restrictions on transfer. Because of the special tax treatment of Residual Certificates, the taxable income arising in a given year on a Residual Certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the Residual Certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics.

Certain Federal Tax Considerations Regarding Original Issue Discount

     Accrual Certificates will be, and certain of the other Classes of Certificates of a series may be, issued with "original issue discount" for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of cash attributable to such income. See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates".

Book-Entry Registration

     If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates of any series will be issued as Book-Entry Certificates. Each class of Book-Entry Certificates will be initially represented by one or more Certificates registered in the name of a nominee for DTC. As a result, unless and until corresponding Definitive Certificates are issued, the Certificate Owners with respect to any class of Book-Entry
Certificates will be able to exercise the rights of Certificateholders only indirectly through DTC and its participating organizations ("Participants"). In addition, the access of Certificate Owners to information regarding the Book-Entry Certificates in which they hold interests may be limited. Conveyance of notices and other communications by DTC to its Participants, and directly and indirectly through such Participants to Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Furthermore, as described herein,
Certificate Owners may suffer delays in the receipt of payments on the Book-Entry Certificates, and the ability of any Certificate Owner to pledge or otherwise take actions with respect to its interest in the Book-Entry Certificates may be limited due to the lack of a physical certificate evidencing such interest. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates".

Delinquent and Non-Performing Mortgage Loans

     If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are past due or are non-performing. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans may be performed by a Special Servicer. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to such delinquent or non-performing Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments on the Mortgage Assets in such Trust Fund and the yield on the Offered Certificates of such series. See "Description of the Trust Funds--Mortgage Loans--General".

                         DESCRIPTION OF THE TRUST FUNDS

General

     The primary assets of each Trust Fund will consist of (i) various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), (ii) mortgage participations, pass-through certificates or other mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans or (iii) a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). Each Trust Fund will be established by Chase Commercial Mortgage Securities Corp. (the "Depositor"). Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a "Mortgage Asset Seller"), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS and may be an affiliate of the Depositor. The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates or, unless otherwise provided in the related Prospectus Supplement, by any governmental agency or instrumentality or by any other person. The discussion below under the heading "--Mortgage Loans", unless otherwise noted, applies equally to mortgage loans underlying any MBS included in a particular Trust Fund.

Mortgage Loans

     General. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or similar security instruments (the "Mortgages") that create liens on fee or leasehold estates in properties (the "Mortgaged Properties") consisting of (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures ("Multifamily Properties") or (ii) office buildings, retail stores and establishments, hotels or motels, nursing homes, assisted living facilities, continuum care facilities, day care centers, schools, hospitals or other healthcare related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, distribution centers, transportation centers, industrial plants, parking facilities, entertainment and/or recreation facilities, mixed use properties and/or unimproved land ("Commercial Properties"). The Multifamily Properties may include mixed commercial and residential structures, apartment buildings owned by private cooperative housing corporations ("Cooperatives"), and shares of the Cooperative allocable to one or more dwelling units occupied by non-owner tenants or to vacant units. Each Mortgage will create a first priority or junior priority mortgage lien on a borrower's fee estate in a Mortgaged Property. If a Mortgage creates a lien on a borrower's leasehold estate in a property, then, unless otherwise specified in the related Prospectus Supplement, the term of any such leasehold will exceed the term of the Mortgage Note by at least two years. Unless otherwise specified in the related Prospectus Supplement, each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor; however, the Originator may be or may have been an affiliate of the Depositor.

     If so specified in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans made on the security of real estate projects under construction. In that case, the related Prospectus Supplement will describe the procedures and timing for making disbursements from construction reserve funds as portions of the related real estate project are completed. In addition, the Mortgage Assets for a particular series of Certificates may include Mortgage Loans that are delinquent or non-performing as of the date such Certificates are issued. In that case, the related Prospectus Supplement will set forth, as to each such Mortgage Loan, available information as to the period of such delinquency or non-performance, any forbearance arrangement then in effect, the condition of the related Mortgaged Property and the ability of the Mortgaged Property to generate income to service the mortgage debt.

     Default and Loss Considerations with Respect to the Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon the successful operation of such property (that is, its ability to generate income). Moreover, some or all of the Mortgage Loans included in a particular Trust Fund may be non-recourse loans, which means that, absent special facts, recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure repayment of the Mortgage Loan.

     Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important factor in evaluating the risk of default on such a loan. Unless otherwise defined in the related Prospectus Supplement, the "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of (i) the Net Operating Income derived from the related Mortgaged Property for a twelve-month period to (ii) the annualized scheduled payments on the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property. Unless otherwise defined in the related Prospectus Supplement, "Net Operating Income" means, for any given period, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on the related Mortgage Loan or on any other loans that are secured by such Mortgaged Property. The Net Operating Income of a Mortgaged Property will fluctuate over time and may or may not be sufficient to cover debt service on the related Mortgage Loan at any given time. As the primary source of the operating revenues of a non-owner occupied, income-producing property, rental income (and, with respect to a Mortgage Loan secured by a Cooperative apartment building, maintenance payments from tenant-stockholders of a Cooperative) may be affected by the condition of the applicable real estate market and/or area economy. In addition, properties typically leased, occupied or used on a short-term basis, such as certain healthcare-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial Properties may be owner-occupied or leased to a small number of tenants. Thus, the Net Operating Income of such a Mortgaged Property may depend substantially on the financial condition of the borrower or a tenant, and Mortgage Loans secured by liens on such properties may pose greater risks than loans secured by liens on Multifamily Properties or on multi-tenant Commercial Properties.

     Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the risk of default on a Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses ("Net Leases"). However, the existence of such "net of expense" provisions will result in stable Net Operating Income to the borrower/landlord only to the extent that the lessee is able to absorb operating expense increases while continuing to make rent payments.

     Lenders also look to the Loan-to-Value Ratio of a mortgage loan as a factor in evaluating risk of loss if a property must be liquidated following a default. Unless otherwise defined in the related Prospectus Supplement, the
"Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of (i) the then outstanding principal balance of the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property to (ii) the Value of the related Mortgaged Property. The "Value" of a Mortgaged Property is generally its fair market value determined in an appraisal obtained by the Originator at the origination of such loan. The lower the Loan-to-Value Ratio, the greater the percentage of the borrower's equity in a Mortgaged Property, and thus (a) the greater the incentive of the borrower to perform under the terms of the related Mortgage Loan (in order to protect such equity) and (b) the greater the cushion provided to the lender against loss on liquidation following a default.

     Loan-to-Value Ratios will not necessarily constitute an accurate measure of the risk of liquidation loss in a pool of Mortgage Loans. For example, the value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon changes in economic conditions, the real estate market and other factors described herein. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of default and loss risks, is even more difficult.

     While the Depositor believes that the foregoing considerations are important factors that generally distinguish loans secured by liens on income-producing real estate from single-family mortgage loans, there can be no assurance that all of such factors will in fact have been prudently considered by the Originators of the Mortgage Loans, or that, for a particular Mortgage Loan, they are complete or relevant. See "Risk Factors--Risks Associated with Certain Mortgage Loans and Mortgaged Properties" and "--Balloon Payments; Borrower Default".

     Payment Provisions of the Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will (i) have had individual principal balances at origination of not less than $25,000, (ii) have had original terms to maturity of not more than 40 years and (iii) provide for scheduled payments of principal, interest or both, to be made on specified dates ("Due Dates") that occur monthly, quarterly, semi-annually or annually. A Mortgage Loan (i) may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Rate") that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, (ii) may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may permit negative amortization, (iii) may be fully amortizing or partially amortizing or non-amortizing, with a balloon payment due on its stated maturity date, and (iv) may prohibit over its term or for a certain period prepayments (the period of such prohibition, a "Lock-out Period" and its date of expiration, a "Lock-out Date") and/or require payment of a premium or a yield maintenance penalty (a "Prepayment Premium") in connection with certain prepayments, in each case as described in the related Prospectus Supplement. A Mortgage Loan may also contain a provision that entitles the lender to a share of appreciation of the related Mortgaged Property, or profits realized from the operation or disposition of such Mortgaged Property or the benefit, if any, resulting from the refinancing of the Mortgage Loan (any such provision, an "Equity Participation"), as described in the related Prospectus Supplement. If holders of any class or classes of Offered Certificates of a series will be entitled to all or a portion of an Equity Participation in addition to payments of interest on and/or principal of such Offered Certificates, the related Prospectus Supplement will describe the Equity Participation and the method or methods by which distributions in respect thereof will be made to such holders.

     Mortgage Loan Information in Prospectus Supplements. Each Prospectus Supplement will contain certain information pertaining to the Mortgage Loans in the related Trust Fund, which will generally be current as of a date specified in the related Prospectus Supplement and which, to the extent then applicable and specifically known to the Depositor, will include the following: (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans, (ii) the type or types of property that provide security for repayment of the Mortgage Loans, (iii) the earliest and latest origination date and maturity date of the Mortgage Loans,
(iv) the original and remaining terms to maturity of the Mortgage Loans, or the respective ranges thereof, and the weighted average original and remaining terms to maturity of the Mortgage Loans, (v) the original Loan-to-Value Ratios of the Mortgage Loans, or the range thereof, and the weighted average original Loan-to-Value Ratio of the Mortgage Loans, (vi) the Mortgage Rates borne by the Mortgage Loans, or range thereof, and the weighted average Mortgage Rate borne by the Mortgage Loans, (vii) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the index or indices upon which such adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on Mortgage Rate adjustments at the time of any adjustment and over the life of the ARM Loan, (viii) information regarding the payment characteristics of the Mortgage Loans, including, without limitation, balloon payment and other amortization provisions, Lock-out Periods and Prepayment Premiums, (ix) the Debt Service Coverage Ratios of the Mortgage Loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Debt Service Coverage Ratios, and (x) the geographic distribution of the Mortgaged Properties on a state-by-state basis. In appropriate cases, the related Prospectus Supplement will also contain certain information available to the Depositor that pertains to the provisions of leases and the nature of tenants of the Mortgaged Properties. If the Depositor is unable to tabulate the specific information described above at the time Offered Certificates of a series are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of those Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within fifteen days following such issuance.

MBS

     MBS may include (i) private (that is, not guaranteed or insured by the United States or any agency or instrumentality thereof) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities or (ii) certificates insured or guaranteed by FHLMC, FNMA, GNMA or FAMC provided that, unless otherwise specified in the related Prospectus Supplement, each MBS will evidence an interest in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the Mortgage Loans contained herein.

     Any MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). The issuer of the MBS (the "MBS Issuer") and/or the servicer of the underlying mortgage loans (the "MBS Servicer") will have entered into the MBS Agreement, generally with a trustee (the "MBS Trustee") or, in the alternative, with the original purchaser or purchasers of the MBS.

     The MBS may have been issued in one or more classes with characteristics similar to the classes of Certificates described herein. Distributions in respect of the MBS will be made by the MBS Issuer, the MBS Servicer or the MBS Trustee on the dates specified in the related Prospectus Supplement. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Reserve funds, subordination or other credit support similar to that described for the Certificates under "Description of Credit Support" may have been provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any Rating Agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.

     The Prospectus Supplement for a series of Certificates that evidence interests in MBS will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amount and type of the MBS to be included in the Trust Fund, (ii) the original and remaining term to stated maturity of the MBS, if applicable, (iii) the pass-through or bond rate of the MBS or the formula for determining such rates, (iv) the payment characteristics of the MBS, (v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable,
(vi) a description of the credit support, if any, (vii) the circumstances under which the related underlying mortgage loans, or the MBS themselves, may be purchased prior to their maturity, (viii) the terms on which mortgage loans may be substituted for those originally underlying the MBS, (ix) the type of mortgage loans underlying the MBS and, to the extent available to the Depositor and appropriate under the circumstances, such other information in respect of the underlying mortgage loans described under "--Mortgage Loans--Mortgage Loan Information in Prospectus Supplements", and (x) the characteristics of any cash flow agreements that relate to the MBS.

Certificate Accounts

     Each Trust Fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement, deposit all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain obligations acceptable to each Rating Agency rating one or more classes of the related series of Offered Certificates.

Credit Support

     If so provided in the Prospectus Supplement for a series of Certificates, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates of such series in the form of subordination of one or more other classes of Certificates of such series or by one or more other types of credit support, such as letters of credit, overcollateralization, insurance policies, guarantees, surety bonds or reserve funds, or a combination thereof (any such coverage with respect to the Certificates of any series, "Credit Support"). The amount and types of Credit Support, the identification of the entity providing it (if applicable) and related information with respect to each type of Credit Support, if any, will be set forth in the Prospectus Supplement for a series of Certificates. See "Risk Factors--Credit Support Limitations" and "Description of Credit Support".

Cash Flow Agreements

     If so provided in the Prospectus Supplement for a series of Certificates, the related Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for such series will be invested at a specified rate. The Trust Fund may also include interest rate exchange agreements, interest rate cap or floor agreements, or currency exchange agreements, which agreements are designed to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Assets on one or more classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow Agreement"), and the identity of the Cash Flow Agreement obligor, will be described in the Prospectus Supplement for a series of Certificates.

                        YIELD AND MATURITY CONSIDERATIONS

General

     The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate and the amount and timing of distributions on the Certificate. See "Risk Factors--Prepayments; Average Life of Certificates; Yields". The following discussion contemplates a Trust Fund that consists solely of Mortgage Loans. While the characteristics and behavior of mortgage loans underlying an MBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a class of Certificates as will the characteristics and behavior of comparable Mortgage Loans, the effect may differ due to the payment characteristics of the MBS. If a Trust Fund includes MBS, the related Prospectus Supplement will discuss the effect that the MBS payment characteristics may have on the yield to maturity and weighted average lives of the Offered Certificates of the related series.

Pass-Through Rate

     The Certificates of any class within a series may have a fixed, variable or adjustable Pass-Through Rate, which may or may not be based upon the interest rates borne by the Mortgage Loans in the related Trust Fund. The Prospectus Supplement with respect to any series of Certificates will specify the Pass-Through Rate for each class of Offered Certificates of such series or, in the case of a class of Offered Certificates with a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Loan on the Pass-Through Rate of one or more classes of Offered Certificates; and whether the distributions of interest on the Offered Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

Payment Delays

     With respect to any series of Certificates, a period of time will elapse between the date upon which payments on the Mortgage Loans in the related Trust Fund are due and the Distribution Date on which such payments are passed through to Certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on such Mortgage Loans were distributed to Certificateholders on or near the date they were due.

Certain Shortfalls in Collections of Interest

     When a principal prepayment in full or in part is made on a Mortgage Loan, the borrower is generally charged interest on the amount of such prepayment only through the date of such prepayment, instead of through the Due Date for the next succeeding scheduled payment. However, interest accrued on any series of Certificates and distributable thereon on any Distribution Date will generally correspond to interest accrued on the Mortgage Loans to their respective Due Dates during the related Due Period. Unless otherwise specified in the Prospectus Supplement for a series of Certificates, a "Due Period" is a specified time period generally corresponding in length to the time period between Distribution Dates, and all scheduled payments on the Mortgage Loans in the related Trust Fund that are due during a given Due Period will, to the extent received by a specified date (the "Determination Date") or otherwise advanced by the related Master Servicer or other specified person, be distributed to the holders of the Certificates of such series on the next succeeding Distribution Date. Consequently, if a prepayment on any Mortgage Loan is distributable to Certificateholders on a particular Distribution Date, but such prepayment is not accompanied by interest thereon to the Due Date for such Mortgage Loan in the related Due Period, then the interest charged to the borrower (net of servicing and administrative fees) may be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accrued and otherwise payable on the Certificates of the related series. If and to the extent that any such shortfall is allocated to a class of Offered
Certificates, the yield thereon will be adversely affected. The Prospectus Supplement for each series of Certificates will describe the manner in which any such shortfalls will be allocated among the classes of such Certificates. If so specified in the Prospectus Supplement for a series of Certificates, the Master Servicer for such series will be required to apply some or all of its servicing compensation for the corresponding period to offset the amount of any such shortfalls. The related Prospectus Supplement will also describe any other amounts available to offset such shortfalls. See "Description of the Pooling Agreements--Servicing Compensation and Payment of Expenses".

Yield and Prepayment Considerations

     A Certificate's yield to maturity will be affected by the rate of principal payments on the Mortgage Loans in the related Trust Fund and the allocation thereof to reduce the principal balance (or notional amount, if applicable) of such Certificate. The rate of principal payments on the Mortgage Loans in any Trust Fund will in turn be affected by the amortization schedules thereof (which, in the case of ARM Loans, may change periodically to accommodate adjustments to the Mortgage Rates thereon), the dates on which any balloon payments are due, and the rate of principal prepayments thereon (including for this purpose, prepayments resulting from liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the related Trust Fund). Because the rate of principal prepayments on the Mortgage Loans in any Trust Fund will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate.

     The extent to which the yield to maturity of a class of Offered Certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans in the related Trust Fund are in turn distributed on such Certificates (or, in the case of a class of Stripped Interest Certificates, result in the reduction of the Notional Amount thereof). An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans in the related Trust Fund could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield. In addition, if an investor purchases an Offered Certificate at a discount (or premium), and principal payments are made in reduction of the principal balance or notional amount of such investor's Offered Certificates at a rate slower (or faster) than the rate anticipated by the investor during any particular period, the consequent adverse effects on such investor's yield would not be fully offset by a subsequent like increase (or decrease) in the rate of principal payments.

     A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to a pro rata share of the prepayments on the Mortgage Loans in the related Trust Fund that are distributable on such date, to a disproportionately large share (which, in some cases, may be all) of such prepayments, or to a disproportionately small share (which, in some cases, may be none) of such prepayments. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of Certificates of any series to receive distributions in respect of payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

     In general, the Notional Amount of a class of Stripped Interest Certificates will either (i) be based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal the Certificate Balances of one or more of the other classes of Certificates of the same series. Accordingly, the yield on such Stripped Interest Certificates will be inversely related to the rate at which payments and other collections of principal are received on such Mortgage Assets or distributions are made in reduction of the Certificate Balances of such classes of Certificates, as the case may be.

     Consistent with the foregoing, if a class of Certificates of any series consists of Stripped Interest Certificates or Stripped Principal Certificates, a lower than anticipated rate of principal prepayments on the Mortgage Loans in the related Trust Fund will negatively affect the yield to investors in Stripped Principal Certificates, and a higher than anticipated rate of principal prepayments on such Mortgage Loans will negatively affect the yield to investors in Stripped Interest Certificates. If the Offered Certificates of a series include any such Certificates, the related Prospectus Supplement will include a table showing the effect of various assumed levels of prepayment on yields on such Certificates. Such tables will be intended to illustrate the sensitivity of yields to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, yields or prepayment rates.

     The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a group of multifamily or commercial mortgage loans. However, the extent of prepayments of principal of the Mortgage Loans in any Trust Fund may be affected by a number of factors, including, without limitation, the availability of mortgage credit, the relative economic vitality of the area in which the Mortgaged Properties are located, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. In addition, the rate of principal payments on the Mortgage Loans in any Trust Fund may be affected by the existence of Lock-out Periods and requirements that principal prepayments be accompanied by Prepayment Premiums, and by the extent to which such provisions may be practicably enforced.

     The rate of prepayment on a pool of mortgage loans is also affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of ARM Loans, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on such ARM Loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits. The Depositor will make no representation as to the particular factors that will affect the prepayment of the Mortgage Loans in any Trust Fund, as to the relative importance of such factors, as to the percentage of the principal balance of such Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on such Mortgage Loans.

Weighted Average Life and Maturity

     The rate at which principal payments are received on the Mortgage Loans in any Trust Fund will affect the ultimate maturity and the weighted average life of one or more classes of the Certificates of such series. Weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of such instrument is repaid to the investor.

     The weighted average life and maturity of a class of Certificates of any series will be influenced by the rate at which principal on the related Mortgage Loans, whether in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes voluntary prepayments, liquidations due to default and purchases of Mortgage Loans out of the related Trust Fund), is paid to such class. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model. CPR represents an assumed constant rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed variable rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family loans. Thus, it is unlikely that the prepayment experience of the Mortgage Loans included in any Trust Fund will conform to any particular level of CPR or SPA.

     The Prospectus Supplement with respect to each series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Certificates of such series and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the related Mortgage Loans are made at rates corresponding to various percentages of CPR or SPA, or at such other rates specified in such Prospectus Supplement. Such tables and assumptions will illustrate the sensitivity of the weighted average lives of the Certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the Certificates.

Controlled Amortization Classes and Companion Classes

     A series of Certificates may include one or more Controlled Amortization Classes, which will entitle the holders thereof to receive principal distributions according to a specified principal payment schedule, which schedule is supported by creating priorities, as and to the extent described in the related Prospectus Supplement, to receive principal payments from the Mortgage Loans in the related Trust Fund. Unless otherwise specified in the related Prospectus Supplement, each Controlled Amortization Class will either be a Planned Amortization Class (a "PAC") or a Targeted Amortization Class (a "TAC"). In general, a PAC has a "prepayment collar" (that is, a range of prepayment rates that can be sustained without disruption) that determines the principal cash flow of such Certificates. Such a prepayment collar is not static, and may expand or contract after the issuance of the PAC depending on the actual prepayment experience for the underlying Mortgage Loans. Distributions of principal on a PAC would be made in accordance with the specified schedule so long as prepayments on the underlying Mortgage Loans remain at a relatively constant rate within the prepayment collar and, as described below, Companion Classes exist to absorb "excesses" or "shortfalls" in principal payments on the underlying Mortgage Loans. If the rate of prepayment on the underlying Mortgage Loans from time to time falls outside the prepayment collar, or fluctuates significantly within the prepayment collar, especially for any extended period of time, such an event may have material consequences in respect of the anticipated weighted average life and maturity for a PAC. A TAC is structured so that principal distributions generally will be payable thereon in accordance with its specified principal payments schedule so long as the rate of prepayments on the related Mortgage Assets remains relatively constant at the particular rate used in establishing such schedule. A TAC will generally afford the holders thereof some protection against early retirement or some protection against an extended average life, but not both.

     Although prepayment risk cannot be eliminated entirely for any class of Certificates, a Controlled Amortization Class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the Mortgage Loans in the related Trust Fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such Certificates. Prepayment risk with respect to a given Mortgage Asset Pool does not disappear, however, and the stability afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series, any of which Companion Classes may also be a class of Offered Certificates. In general, and as more particularly described in the related Prospectus Supplement, a Companion Class will entitle the holders thereof to a disproportionately large share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively fast, and will entitle the holders thereof to a disproportionately small share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively slow. A class of Certificates that entitles the holders thereof to a disproportionately large share of the prepayments on the Mortgage Loans in the related Trust Fund enhances the risk of early retirement of such class ("call risk") if the rate of prepayment is relatively fast; while a class of Certificates that entitles the holders thereof to a disproportionately small share of the prepayments on the Mortgage Loans in the related Trust Fund enhances the risk of an extended average life of such class ("extension risk") if the rate of prepayment is relatively slow. Thus, as and to the extent described in the related Prospectus Supplement, a Companion Class absorbs some (but not all) of the "call risk" and/or "extension risk" that would otherwise belong to the related Controlled Amortization Class if all payments of principal of the Mortgage Loans in the related Trust Fund were allocated on a pro rata basis.

Other Factors Affecting Yield, Weighted Average Life and Maturity

     Balloon Payments; Extensions of Maturity. Some or all of the Mortgage Loans included in a particular Trust Fund may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that Mortgage Loans that require balloon payments may default at maturity, or that the maturity of such a Mortgage Loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the Master Servicer or a Special Servicer, to the extent and under the circumstances set forth herein and in the related Prospectus Supplement, may be authorized to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan may delay distributions of principal on a class of Offered Certificates and thereby extend the weighted average life of such Certificates and, if such Certificates were purchased at a discount, reduce the yield thereon.

     Negative Amortization. The weighted average life of a class of Certificates can be affected by Mortgage Loans that permit negative amortization to occur. A Mortgage Loan that provides for the payment of interest calculated at a rate lower than the rate at which interest accrues thereon would be expected during a period of increasing interest rates to amortize at a slower rate (and perhaps not at all) than if interest rates were declining or were remaining constant. Such slower rate of Mortgage Loan amortization would correspondingly be reflected in a slower rate of amortization for one or more classes of Certificates of the related series. In addition, negative amortization on one or more Mortgage Loans in any Trust Fund may result in negative amortization on the Certificates of the related series. The related Prospectus Supplement will describe, if applicable, the manner in which negative amortization in respect of the Mortgage Loans in any Trust Fund is allocated among the respective classes of Certificates of the related series. The portion of any Mortgage Loan negative amortization allocated to a class of Certificates may result in a deferral of some or all of the interest payable thereon, which deferred interest may be added to the Certificate Balance thereof. Accordingly, the weighted average lives of Mortgage Loans that permit negative amortization (and that of the classes of Certificates to which any such negative amortization would be allocated or that would bear the effects of a slower rate of amortization on such Mortgage Loans) may increase as a result of such feature.

     Negative amortization also may occur in respect of an ARM Loan that limits the amount by which its scheduled payment may adjust in response to a change in its Mortgage Rate, provides that its scheduled payment will adjust less frequently than its Mortgage Rate or provides for constant scheduled payments notwithstanding adjustments to its Mortgage Rate. Accordingly, during a period of declining interest rates, the scheduled payment on such a Mortgage Loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable Mortgage Rate, thereby resulting in the accelerated amortization of such Mortgage Loan. Any such acceleration in amortization of its principal balance will shorten the weighted average life of such Mortgage Loan and, correspondingly, the weighted average lives of those classes of Certificates entitled to a portion of the principal payments on such Mortgage Loan.

     The extent to which the yield on any Offered Certificate will be affected by the inclusion in the related Trust Fund of Mortgage Loans that permit negative amortization, will depend upon (i) whether such Offered Certificate was purchased at a premium or a discount and (ii) the extent to which the payment characteristics of such Mortgage Loans delay or accelerate the distributions of principal on such Certificate (or, in the case of a Stripped Interest Certificate, delay or accelerate the amortization of the notional amount thereof). See "--Yield and Prepayment Considerations" above.

     Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the Mortgage Loans that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average lives of those Mortgage Loans and, accordingly, the weighted average lives of and yields on the Certificates of the related series. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average lives of and yields on the Certificates of the related series.

     Losses and Shortfalls on the Mortgage Assets. The yield to holders of the Offered Certificates of any series will directly depend on the extent to which such holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the Mortgage Loans in the related Trust Fund and the timing of such losses and shortfalls. In general, the earlier that any such loss or shortfall occurs, the greater will be the negative effect on yield for any class of Certificates that is required to bear the effects thereof.

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by a reduction in the entitlements to interest and/or
Certificate Balances of one or more such classes of Certificates, or by establishing a priority of payments among such classes of Certificates.

     The yield to maturity on a class of Subordinate Certificates may be extremely sensitive to losses and shortfalls in collections on the Mortgage Loans in the related Trust Fund.

     Additional Certificate Amortization. In addition to entitling the holders thereof to a specified portion (which may during specified periods range from none to all) of the principal payments received on the Mortgage Assets in the related Trust Fund, one or more classes of Certificates of any series, including one or more classes of Offered Certificates of such series, may provide for distributions of principal thereof from (i) amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates, (ii) Excess Funds or (iii) any other amounts described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, "Excess Funds" will, in general, represent that portion of the amounts distributable in respect of the Certificates of any series on any Distribution Date that represent (i) interest received or advanced on the Mortgage Assets in the related Trust Fund that is in excess of the interest currently accrued on the Certificates of such series, or (ii) Prepayment Premiums, payments from Equity Participations or any other amounts received on the Mortgage Assets in the related Trust Fund that do not constitute interest thereon or principal thereof.

     The amortization of any class of Certificates out of the sources described in the preceding paragraph would shorten the weighted average life of such Certificates and, if such Certificates were purchased at a premium, reduce the yield thereon. The related Prospectus Supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of Certificates out of such sources would have any material effect on the rate at which such Certificates are amortized.

     Optional Early Termination. If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus
Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party specified therein may be authorized or required to solicit bids for the purchase of all of the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. In the absence of other factors, any such early retirement of a class of Offered Certificates would shorten the weighted average life thereof and, if such Certificates were purchased at premium, reduce the yield thereon.

                                  THE DEPOSITOR

     Chase Commercial Mortgage Securities Corp., the Depositor, is a New York corporation organized on August 2, 1993 as a wholly-owned subsidiary of Chemical Bank (now known as The Chase Manhattan Bank). On July 14, 1996, The Chase Manhattan Bank (National Association) merged with and into Chemical Bank, a New York bank, and Chemical Bank then changed its name to The Chase Manhattan Bank. The Depositor maintains its principal office at 270 Park Avenue, New York, New York 10017-2070. Its telephone number is (212) 834-5588. The Depositor does not have, nor is it expected in the future to have, any significant assets.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the Certificates of any series will be applied by the Depositor to the purchase of Trust Assets or will be used by the Depositor for general corporate purposes. The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                         DESCRIPTION OF THE CERTIFICATES

General

     Each series of Certificates will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Pooling Agreement. As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that, among other things: (i) provide for the accrual of interest thereon at a fixed, variable or adjustable rate; (ii) are senior (collectively, "Senior Certificates") or subordinate (collectively, "Subordinate Certificates") to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) are entitled to distributions of principal, with disproportionately small, nominal or no distributions of interest (collectively, "Stripped Principal Certificates"); (iv) are entitled to distributions of interest, with disproportionately small, nominal or no distributions of principal (collectively, "Stripped Interest Certificates"); (v) provide for distributions of interest thereon or principal thereof that commence only after the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; (vii) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or (viii) provide for distributions based on collections on the Mortgage Assets in the related Trust Fund attributable to Prepayment Premiums and Equity Participations.

     Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to the principal balances or, in case of certain classes of Stripped Interest Certificates or Residual Certificates, notional amounts or percentage interests, specified in the related Prospectus Supplement. As provided in the related Prospectus Supplement, one or more classes of Offered Certificates of any series may be issued in fully registered, definitive form (such Certificates, "Definitive Certificates") or may be offered in book-entry format (such Certificates, "Book-Entry Certificates") through the facilities of The Depository Trust Company ("DTC"). The Offered Certificates of each series (if issued as Definitive Certificates) may be transferred or exchanged, subject to any restrictions on transfer described in the related Prospectus Supplement, at the location specified in the related Prospectus Supplement, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. Interests in a class of Book-Entry Certificates will be transferred on the book-entry records of DTC and its participating organizations. See "Risk Factors--Limited Liquidity" and "--Book-Entry Registration".

Distributions

     Distributions on the Certificates of each series will be made by or on behalf of the related Trustee or Master Servicer on each Distribution Date as specified in the related Prospectus Supplement from the Available Distribution Amount for such series and such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the "Available Distribution Amount" for any series of Certificates and any Distribution Date will refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the Mortgage Assets and any other assets included in the related Trust Fund that are available for distribution to the holders of Certificates of such series on such date. The particular components of the Available
Distribution Amount for any series on each Distribution Date will be more specifically described in the related Prospectus Supplement.

     Except as otherwise specified in the related Prospectus Supplement, distributions on the Certificates of each series (other than the final distribution in retirement of any such Certificate) will be made to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month in which the applicable Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date (the "Determination Date") specified in the related Prospectus Supplement. All distributions with respect to each class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such class. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has provided the person required to make such payments with wiring instructions (which may be provided in the form of a standing order applicable to all subsequent distributions) no later than the date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, such Certificateholder holds Certificates in the requisite amount or denomination specified therein), or by check mailed to the address of such Certificateholder as it appears on the Certificate Register; provided, however, that the final distribution in retirement of any class of Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of such Certificates at the location specified in the notice to Certificateholders of such final distribution.

Distributions of Interest on the Certificates

     Each class of Certificates of each series (other than certain classes of Stripped Principal Certificates and certain classes of Residual Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which in each case may be fixed, variable or adjustable. The related Prospectus
Supplement will specify the Pass-Through Rate or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate, for each class. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates of each series will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest in respect of any class of Certificates (other than certain classes of Certificates that will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement ("Accrual Certificates"), and other than any class of Stripped Principal Certificates or Residual Certificates that is not entitled to any distributions of interest) will be made on each Distribution Date based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each Distribution Date. With respect to each class of Certificates (other than certain classes of Stripped Interest Certificates and certain classes of Residual Certificates), the "Accrued Certificate Interest" for each Distribution Date will be equal to interest at the applicable Pass-Through Rate accrued for a specified period (generally equal to the time period between Distribution Dates) on the outstanding Certificate Balance of such class of Certificates immediately prior to such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the Accrued Certificate Interest for each Distribution Date on a class of Stripped Interest Certificates will be similarly calculated except that it will accrue on a notional amount (a "Notional Amount") that is either (i) based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal to the Certificate Balances of one or more other classes of Certificates of the same series. Reference to a Notional Amount with respect to a class of Stripped Interest Certificates is solely for convenience in making certain calculations and does not represent the right to receive any distributions of principal. If so specified in the related Prospectus Supplement, the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) one or more classes of the Certificates of a series will be reduced to the extent that any Prepayment Interest Shortfalls, as described under "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest", exceed the amount of any sums (including, if and to the extent specified in the related Prospectus Supplement, all or a portion of the Master Servicer's servicing compensation) that are applied to offset the amount of such shortfalls. The particular manner in which such shortfalls will be allocated among some or all of the classes of Certificates of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of Certificates by reason of the allocation to such class of a portion of any deferred interest on or in respect of the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such class. See "Risk Factors--Prepayments; Average Life of Certificates; Yields" and "Yield and Maturity Considerations".

Distributions of Principal on the Certificates

     Each class of  Certificates  of each series (other than certain  classes of
Stripped Interest Certificates and certain classes of Residual Certificates) will have a "Certificate Balance" which, at any time, will equal the then maximum amount that the holders of Certificates of such class will be entitled to receive in respect of principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a class of Certificates will be reduced by distributions of principal made thereon from time to time and, if so provided in the related Prospectus Supplement, further by any losses incurred in respect of the related Mortgage Assets allocated thereto from time to time. In turn, the outstanding Certificate Balance of a class of Certificates may be increased as a result of any deferred interest on or in respect of the related Mortgage Assets being allocated thereto from time to time, and will be increased, in the case of a class of Accrual Certificates prior to the Distribution Date on which distributions of interest thereon are required to commence, by the amount of any Accrued Certificate Interest in respect thereof (reduced as described above). Unless otherwise provided in the related Prospectus Supplement, the initial aggregate Certificate Balance of all classes of a series of Certificates will not be greater than the aggregate outstanding principal balance of the related Mortgage Assets as of the applicable Cut-off Date, after application of scheduled payments due on or before such date, whether or not received. The initial Certificate Balance of each class of a series of Certificates will be specified in the related Prospectus Supplement. As and to the extent described in the related Prospectus Supplement, distributions of principal with respect to a series of Certificates will be made on each Distribution Date to the holders of the class or classes of Certificates of such series entitled thereto until the Certificate Balances of such Certificates have been reduced to zero. Distributions of principal with respect to one or more classes of Certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Controlled Amortization Class") may be made, subject to available funds, based on a specified principal payment schedule. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Companion Class") may be contingent on the specified principal payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other collections of principal on the Mortgage Assets in the related Trust Fund are received. Unless otherwise specified in the related Prospectus Supplement, distributions of principal of any class of Offered Certificates will be made on a pro rata basis among all of the Certificates of such class.

Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of Equity Participations

     If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations received on or in connection with the Mortgage Assets in any Trust Fund will be distributed on each Distribution Date to the holders of the class of Certificates of the related series entitled thereto in accordance with the provisions described in such Prospectus Supplement.

Allocation of Losses and Shortfalls

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by a reduction in the entitlements to interest and/or
Certificate Balances of one or more such classes of Certificates, or by establishing a priority of payments among such classes of Certificates.

Advances in Respect of Delinquencies

     If and to the extent provided in the related Prospectus Supplement, if a Trust Fund includes Mortgage Loans, the Master Servicer, a Special Servicer, the Trustee, any provider of Credit Support and/or any other specified person may be obligated to advance, or have the option of advancing, on or before each Distribution Date, from its or their own funds or from excess funds held in the related Certificate Account that are not part of the Available Distribution Amount for the related series of Certificates for such Distribution Date, an amount up to the aggregate of any payments of principal (other than any balloon payments) and interest that were due on or in respect of such Mortgage Loans during the related Due Period and were delinquent on the related Determination Date.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Accordingly, all advances made out of a specific entity's own funds will be reimbursable out of related recoveries on the Mortgage Loans (including amounts received under any instrument of Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and such other specific sources as may be identified in the related Prospectus Supplement, including in the case of a series that includes one or more classes of Subordinate Certificates, collections on other Mortgage Loans in the related Trust Fund that would otherwise be distributable to the holders of one or more classes of such Subordinate Certificates. No advance will be required to be made by a Master Servicer, Special Servicer or Trustee if, in the good faith judgment of the Master Servicer, Special Servicer or Trustee, as the case may be, such advance would not be recoverable from Related Proceeds or another specifically identified source (any such advance, a "Nonrecoverable Advance"); and, if previously made by a Master Servicer, Special Servicer or Trustee, a Nonrecoverable Advance will be reimbursable thereto from any amounts in the related Certificate Account prior to any distributions being made to the related series of Certificateholders.

     If advances have been made by a Master Servicer, Special Servicer, Trustee or other entity from excess funds in a Certificate Account, such Master Servicer, Special Servicer, Trustee or other entity, as the case may be, will be required to replace such funds in such Certificate Account on any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to the related series of Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligation of a Master Servicer, Special Servicer, Trustee or other entity to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

     If and to the extent so provided in the related Prospectus Supplement, any entity making advances will be entitled to receive interest thereon for the period that such advances are outstanding at the rate specified in such
Prospectus Supplement, and such entity will be entitled to payment of such interest periodically from general collections on the Mortgage Loans in the related Trust Fund prior to any payment to the related series of Certificateholders or as otherwise provided in the related Pooling Agreement and described in such Prospectus Supplement.

     The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS will describe any comparable advancing obligation of a party to the related Pooling Agreement or of a party to the related MBS Agreement.

Reports to Certificateholders

     On each Distribution Date, together with the distribution to the holders of each class of the Offered Certificates of a series, a Master Servicer or Trustee, as provided in the related Prospectus Supplement, will forward to each such holder, a statement (a "Distribution Date Statement") that, unless otherwise provided in the related Prospectus Supplement, will set forth, among other things, in each case to the extent applicable:

           (i) the amount of such distribution to holders of such class of Offered Certificates that was applied to reduce the Certificate Balance thereof;

           (ii) the amount of such distribution to holders of such class of Offered Certificates that is allocable to Accrued Certificate Interest;

           (iii) the amount, if any, of such distribution to holders of such class of Offered Certificates that is allocable to (A) Prepayment Premiums and (B) payments on account of Equity Participations;

           (iv) the amount, if any, by which such distribution is less than the amounts to which holders of such class of Offered Certificates are entitled;

           (v) if the related Trust Fund includes Mortgage Loans, the aggregate amount of advances included in such distribution;

           (vi) if the related Trust Fund includes Mortgage Loans, the amount of servicing compensation received by the related Master Servicer (and, if payable directly out of the related Trust Fund, by any Special Servicer and any Sub-Servicer) and such other customary information as the reporting party deems necessary or desirable, or that a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

           (vii) information regarding the aggregate principal balance of the related Mortgage Assets on or about such Distribution Date;

           (viii) if the related Trust Fund includes Mortgage Loans, information regarding the number and aggregate principal balance of such Mortgage Loans that are delinquent in varying degrees;

           (ix) if the related Trust Fund includes Mortgage Loans, information regarding the aggregate amount of losses incurred and principal prepayments made with respect to such Mortgage Loans during the related Prepayment Period (that is, the specified period, generally equal in length to the time period between Distribution Dates, during which prepayments and other unscheduled collections on the Mortgage Loans in the related Trust Fund must be received in order to be distributed on a particular Distribution Date);

           (x) the Certificate Balance or Notional Amount, as the case may be, of each class of Certificates (including any class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance or Notional Amount due to the allocation of any losses in respect of the related Mortgage Assets, any increase in such Certificate Balance or Notional Amount due to the allocation of any negative amortization in respect of the related Mortgage Assets and any increase in the Certificate Balance of a class of Accrual Certificates, if any, in the event that Accrued Certificate Interest has been added to such balance;

           (xi) if such class of Offered Certificates has a variable Pass-Through Rate or an adjustable Pass-Through Rate, the Pass-Through Rate applicable thereto for such Distribution Date and, if determinable, for the next succeeding Distribution Date;

           (xii) the amount deposited in or withdrawn from any reserve fund on such Distribution Date, and the amount remaining on deposit in such reserve fund as of the close of business on such Distribution Date;

           (xiii) if the related Trust Fund includes one or more instruments of Credit Support, such as a letter of credit, an insurance policy and/or a surety bond, the amount of coverage under each such instrument as of the close of business on such Distribution Date; and

           (xiv) to the extent not otherwise reflected through the information furnished pursuant to subclauses (viii) and (x) above, the amount of Credit Support being afforded by any classes of Subordinate Certificates.

     In the case of information furnished pursuant to subclauses (i)-(iii) above, the amounts will be expressed as a dollar amount per minimum denomination of the relevant class of Offered Certificates or per a specified portion of such minimum denomination. The Prospectus Supplement for each series of Certificates may describe additional information to be included in reports to the holders of the Offered Certificates of such series.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer or Trustee for a series of Certificates, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an Offered Certificate of such series a statement containing the information set forth in subclauses (i)-(iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. See, however, "Description of the Certificates--Book-Entry Registration and Definitive Certificates".

     If the Trust Fund for a series of Certificates includes MBS, the ability of the related Master Servicer or Trustee, as the case may be, to include in any Distribution Date Statement information regarding the mortgage loans underlying such MBS will depend on the reports received with respect to such MBS. In such cases, the related Prospectus Supplement will describe the loan-specific information to be included in the Distribution Date Statements that will be forwarded to the holders of the Offered Certificates of that series in connection with distributions made to them.


Voting Rights

     The voting rights evidenced by each series of Certificates (as to such series, the "Voting Rights") will be allocated among the respective classes of such series in the manner described in the related Prospectus Supplement.

     Certificateholders will generally not have a right to vote, except with respect to required consents to certain amendments to the related Pooling Agreement and as otherwise specified in the related Prospectus Supplement. See "Description of the Pooling Agreements--Amendment". The holders of specified amounts of Certificates of a particular series will have the right to act as a group to remove the related Trustee and also upon the occurrence of certain events which if continuing would constitute an Event of Default on the part of the related Master Servicer. See "Description of the Pooling Agreements--Events of Default", "--Rights Upon Event of Default" and "--Resignation and Removal of the Trustee".


Termination

     The obligations created by the Pooling Agreement for each series of Certificates will terminate following (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Mortgage Loan subject thereto and (ii) the payment to the Certificateholders of that series of all amounts required to be paid to them pursuant to such Pooling Agreement. Written notice of termination of a Pooling Agreement will be given to each Certificateholder of the related series, and the final distribution will be made only upon presentation and surrender of the Certificates of such series at the location to be specified in the notice of termination.

     If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party designated therein may be authorized or required to solicit bids for the purchase of all the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein.


Book-Entry Registration and Definitive Certificates

     If so provided in the Prospectus Supplement for a series of Certificates, one or more classes of the Offered Certificates of such series will be offered in book-entry format through the facilities of The Depository Trust Company ("DTC"), and each such class will be represented by one or more global Certificates registered in the name of DTC or its nominee.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations
("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. "Direct Participants", which maintain accounts with DTC, include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and its Participants are on file with the Commission.

     Purchases of Book-Entry Certificates under the DTC system must be made by or through Direct Participants, which will receive a credit for the Book-Entry Certificates on DTC's records. The ownership interest of each actual purchaser of a Book-Entry Certificate (a "Certificate Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Certificate Owners will not receive written confirmation from DTC of their purchases, but Certificate Owners are expected to receive written confirmations providing details of such transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which each Certificate Owner entered into the transaction. Transfers of ownership interest in the Book-Entry Certificates are to be accomplished by entries made on the books of Participants acting on behalf of Certificate Owners. Certificate Owners will not receive certificates representing their ownership interests in the Book-Entry Certificates, except in the event that use of the book-entry system for the Book-Entry Certificates of any series is discontinued as described below.

     DTC has no knowledge of the actual Certificate Owners of the Book-Entry Certificates; DTC's records reflect only the identity of the Direct Participants to whose accounts such Certificates are credited, which may or may not be the Certificate Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Distributions on the Book-Entry Certificates will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the related Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such date. Disbursement of such distributions by Participants to Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of each such Participant (and not of DTC, the Depositor or any Trustee or Master Servicer), subject to any statutory or regulatory requirements as may be in effect from time to time. Under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

     Unless otherwise provided in the related Prospectus Supplement, the only "Certificateholder" (as such term is used in the related Pooling Agreement) will be the nominee of DTC, and the Certificate Owners will not be recognized as Certificateholders under the Pooling Agreement. Certificate Owners will be permitted to exercise the rights of Certificateholders under the related Pooling Agreement only indirectly through the Participants who in turn will exercise their rights through DTC. The Depositor is informed that DTC will take action permitted to be taken by a Certificateholder under a Pooling Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Certificates are credited.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

     Unless otherwise specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued as Definitive Certificates to Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC with respect to such Certificates. Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all Participants of the availability through DTC of
Definitive Certificates. Upon surrender by DTC of the certificate or certificates representing a class of Book-Entry Certificates, together with instructions for registration, the Trustee for the related series or other designated party will be required to issue to the Certificate Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the holders of such Definitive Certificates will be recognized as Certificateholders under the related Pooling Agreement.


                      DESCRIPTION OF THE POOLING AGREEMENTS


General

     The Certificates of each series will be issued pursuant to a pooling and servicing agreement or other agreement specified in the related Prospectus Supplement (in either case, a "Pooling Agreement"). In general, the parties to a Pooling Agreement will include the Depositor, the Trustee, the Master Servicer and, in some cases, a Special Servicer appointed as of the date of the Pooling Agreement. However, a Pooling Agreement may include a Mortgage Asset Seller as a party, and a Pooling Agreement that relates to a Trust Fund that consists solely of MBS may not include a Master Servicer or other servicer as a party. All parties to each Pooling Agreement under which Certificates of a series are issued will be identified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, an affiliate of the Depositor, or the Mortgage Asset Seller or an affiliate thereof, may perform the functions of Master Servicer or Special Servicer. Any party to a Pooling Agreement may own Certificates issued thereunder; however, except with respect to required consents to certain amendments to a Pooling Agreement, Certificates issued thereunder that are held by the Master Servicer or Special Servicer for the related series will not be allocated Voting Rights.

     A form of a pooling and servicing agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. However, the provisions of each Pooling Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. The following summaries describe certain provisions that may appear in a Pooling Agreement under which Certificates that evidence interests in Mortgage Loans will be issued. The Prospectus Supplement for a series of Certificates will describe any provision of the related Pooling Agreement that materially differs from the description thereof contained in this Prospectus and, if the related Trust Fund includes MBS, will summarize all of the material provisions of the related Pooling Agreement. The summaries herein do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling Agreement for each series of Certificates and the description of such provisions in the related Prospectus Supplement. As used herein with respect to any series, the term "Certificate" refers to all of the Certificates of that series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Pooling Agreement (without exhibits) that relates to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017-2070, Attention: President.


Assignment of Mortgage Loans; Repurchases

     At the time of issuance of any series of Certificates, the Depositor will assign (or cause to be assigned) to the designated Trustee the Mortgage Loans to be included in the related Trust Fund, together with, unless otherwise specified in the related Prospectus Supplement, all principal and interest to be received on or with respect to such Mortgage Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date. The Trustee will, concurrently with such assignment, deliver the Certificates to or at the direction of the Depositor in exchange for the Mortgage Loans and the other assets to be included in the Trust Fund for such series. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling Agreement. Such schedule generally will include detailed information that pertains to each Mortgage Loan included in the related Trust Fund, which information will typically include the address of the related Mortgaged Property and type of such property; the Mortgage Rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information; the original and remaining term to maturity; the original amortization term; and the original and outstanding principal balance.

     With respect to each Mortgage Loan to be included in a Trust Fund, the Depositor will deliver (or cause to be delivered) to the related Trustee (or to a custodian appointed by the Trustee) certain loan documents which, unless otherwise specified in the related Prospectus Supplement, will include the original Mortgage Note endorsed, without recourse, to the order of the Trustee, the original Mortgage (or a certified copy thereof) with evidence of recording indicated thereon and an assignment of the Mortgage to the Trustee in recordable form. Unless otherwise provided in the Prospectus Supplement for a series of Certificates, the related Pooling Agreement will require that the Depositor or another party thereto promptly cause each such assignment of Mortgage to be recorded in the appropriate public office for real property records.

     The Trustee (or a custodian appointed by the Trustee) for a series of Certificates will be required to review the Mortgage Loan documents delivered to it within a specified period of days after receipt thereof, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders of such series. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective, and such omission or defect, as the case may be, materially and adversely affects the interests of the Certificateholders of the related series, the Trustee (or such custodian) will be required to notify the Master Servicer and the Depositor, and one of such persons will be required to notify the relevant Mortgage Asset Seller. In that case, and if the Mortgage Asset Seller cannot deliver the document or cure the defect within a specified number of days after receipt of such notice, then, except as otherwise specified below or in the related Prospectus Supplement, the Mortgage Asset Seller will be obligated to repurchase the related Mortgage Loan from the Trustee at a price that will be specified in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a series of Certificates, a Mortgage Asset Seller, in lieu of repurchasing a Mortgage Loan as to which there is missing or defective loan documentation, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy to holders of the Certificates of any series or to the related Trustee on their behalf for missing or defective loan documentation and neither the Depositor nor, unless it is the Mortgage Asset Seller, the Master Servicer will be obligated to purchase or replace a Mortgage Loan if a Mortgage Asset Seller defaults on its obligation to do so. Notwithstanding the foregoing, if a document has not been delivered to the related Trustee (or to a custodian appointed by the Trustee) because such document has been submitted for recording, and neither such document nor a certified copy thereof, in either case with evidence of recording thereon, can be obtained because of delays on the part of the applicable recording office, then, unless otherwise specified in the related Prospectus Supplement, the Mortgage Asset Seller will not be required to repurchase or replace the affected Mortgage Loan on the basis of such missing document so long as it continues in good faith to attempt to obtain such document or such certified copy.


Representations and Warranties; Repurchases

     Unless otherwise provided in the Prospectus Supplement for a series of Certificates, the Depositor will, with respect to each Mortgage Loan in the related Trust Fund, make or assign, or cause to be made or assigned, certain representations and warranties (the person making such representations and warranties, the "Warranting Party") covering, by way of example: (i) the accuracy of the information set forth for such Mortgage Loan on the schedule of Mortgage Loans appearing as an exhibit to the related Pooling Agreement; (ii) the enforceability of the related Mortgage Note and Mortgage and the existence of title insurance insuring the lien priority of the related Mortgage; (iii) the Warranting Party's title to the Mortgage Loan and the authority of the Warranting Party to sell the Mortgage Loan; and (iv) the payment status of the Mortgage Loan. It is expected that in most cases the Warranting Party will be the Mortgage Asset Seller; however, the Warranting Party may also be an affiliate of the Mortgage Asset Seller, the Depositor or an affiliate of the Depositor, the Master Servicer, a Special Servicer or another person acceptable to the Depositor. The Warranting Party, if other than the Mortgage Asset Seller, will be identified in the related Prospectus Supplement.

     Unless otherwise provided in the related Prospectus Supplement, each Pooling Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly any Warranting Party of any breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the interests of the Certificateholders of the related series. If such Warranting Party cannot cure such breach within a specified period following the date on which it was notified of such breach, then, unless otherwise provided in the related Prospectus Supplement, it will be obligated to repurchase such Mortgage Loan from the Trustee at a price that will be specified in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a series of Certificates, a Warranting Party, in lieu of repurchasing a Mortgage Loan as to which a breach has occurred, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy available to holders of the Certificates of any series or to the related Trustee on their behalf for a breach of representation and warranty by a Warranting Party and neither the Depositor nor the Master Servicer, in either case unless it is the Warranting Party, will be obligated to purchase or replace a Mortgage Loan if a Warranting Party defaults on its obligation to do so.

     In some cases, representations and warranties will have been made in respect of a Mortgage Loan as of a date prior to the date upon which the related series of Certificates is issued, and thus may not address events that may occur following the date as of which they were made. However, the Depositor will not include any Mortgage Loan in the Trust Fund for any series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made in respect of such Mortgage Loan will not be accurate in all material respects as of the date of issuance. The date as of which the representations and warranties regarding the Mortgage Loans in any Trust Fund were made will be specified in the related Prospectus Supplement.


Collection and Other Servicing Procedures

     The Master Servicer for any Trust Fund, directly or through Sub-Servicers, will be required to make reasonable efforts to collect all scheduled payments under the Mortgage Loans in such Trust Fund, and will be required to follow such collection procedures as it would follow with respect to mortgage loans that are comparable to the Mortgage Loans in such Trust Fund and held for its own account, provided such procedures are consistent with (i) the terms of the related Pooling Agreement and any related instrument of Credit Support included in such Trust Fund, (ii) applicable law and (iii) the servicing standard specified in the related Pooling Agreement and Prospectus Supplement (the "Servicing Standard").

     The Master Servicer for any Trust Fund, directly or through Sub-Servicers, will also be required to perform as to the Mortgage Loans in such Trust Fund various other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts, if required under the related Pooling Agreement, for payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items; attempting to collect delinquent payments; supervising foreclosures; negotiating modifications; conducting property inspections on a periodic or other basis; managing (or overseeing the management of) Mortgaged Properties acquired on behalf of such Trust Fund through foreclosure, deed-in-lieu of foreclosure or otherwise (each, an "REO Property"); and maintaining servicing records relating to such Mortgage Loans. Unless otherwise specified in the related Prospectus
Supplement, the Master Servicer will be responsible for filing and settling claims in respect of particular Mortgage Loans under any applicable instrument of Credit Support. See "Description of Credit Support".


Sub-Servicers

     A Master Servicer may delegate its servicing obligations in respect of the Mortgage Loans serviced thereby to one or more third-party servicers (each, a "Sub-Servicer"); provided that, unless otherwise specified in the related Prospectus Supplement, such Master Servicer will remain obligated under the related Pooling Agreement. A Sub-Servicer for any series of Certificates may be an affiliate of the Depositor or Master Servicer. Unless otherwise provided in the related Prospectus Supplement, each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") will provide that, if for any reason the Master Servicer is no longer acting in such capacity, the Trustee or any successor Master Servicer may assume the Master Servicer's rights and obligations under such Sub-Servicing Agreement. A Master Servicer will be required to monitor the performance of Sub-Servicers retained by it and will have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

     Unless otherwise provided in the related Prospectus Supplement, a Master Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to the related Pooling Agreement is sufficient to pay such fees. Each Sub-Servicer will be reimbursed by the Master Servicer that retained it for certain expenditures which it makes, generally to the same extent the Master Servicer would be reimbursed under a Pooling Agreement. See "--Certificate Account" and "--Servicing Compensation and Payment of Expenses".


Special Servicers

     To the extent so specified in the related Prospectus Supplement, one or more special servicers (each, a "Special Servicer") may be a party to the related Pooling Agreement or may be appointed by the Master Servicer or another specified party. A Special Servicer for any series of Certificates may be an affiliate of the Depositor or the Master Servicer. A Special Servicer may be entitled to any of the rights, and subject to any of the obligations, described herein in respect of a Master Servicer. The related Prospectus Supplement will describe the rights, obligations and compensation of any Special Servicer for a particular series of Certificates. The Master Servicer will be liable for the performance of a Special Servicer only if, and to the extent, set forth in the related Prospectus Supplement.


Certificate Account

     General. The Master Servicer, the Trustee and/or a Special Servicer will, as to each Trust Fund that includes Mortgage Loans, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on or in respect of such Mortgage Loans (collectively, the "Certificate Account"), which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of Certificates of the related series. A Certificate Account may be maintained as an interest-bearing or a non-interest-bearing account and the funds held therein may be invested pending each succeeding Distribution Date in United States government securities and other obligations that are acceptable to each Rating Agency that has rated any one or more classes of Certificates of the related series ("Permitted Investments"). Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in a Certificate Account will be paid to the related Master Servicer, Trustee or Special Servicer (if any) as additional compensation. A Certificate Account may be maintained with the related Master Servicer, Special Servicer or Mortgage Asset Seller or with a depository institution that is an affiliate of any of the foregoing or of the Depositor, provided that it complies with applicable Rating Agency standards. If permitted by the applicable Rating Agency or Agencies and so specified in the related Prospectus Supplement, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related Master Servicer or Special Servicer (if any) or serviced by either on behalf of others.

     Deposits. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Master Servicer, Trustee or Special Servicer will be required to deposit or cause to be deposited in the Certificate Account for each Trust Fund that includes Mortgage Loans, within a certain period following receipt (in the case of collections on or in respect of the Mortgage Loans) or otherwise as provided in the related Pooling Agreement, the following payments and collections received or made by the Master Servicer, the Trustee or any Special Servicer subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date):

           (i) all payments on account of principal, including principal prepayments, on the Mortgage Loans;

           (ii) all payments on account of interest on the Mortgage Loans, including any default interest collected, in each case net of any portion thereof retained by the Master Servicer or any Special Servicer as its servicing compensation or as compensation to the Trustee;

           (iii) all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a Mortgaged Property or the related Mortgage Loan or in connection with the full or partial condemnation of a Mortgaged Property (other than proceeds applied to the restoration of the property or released to the related borrower in accordance with the customary servicing practices of the Master Servicer (or, if applicable, a Special Servicer) and/or the terms and conditions of the related Mortgage) (collectively, "Insurance and Condemnation Proceeds") and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, by foreclosure or otherwise ("Liquidation Proceeds"), together with the net operating income (less reasonable reserves for future expenses) derived from the operation of any Mortgaged Properties acquired by the Trust Fund through foreclosure or otherwise;

           (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates as described under "Description of Credit Support";

           (v) any advances made as described under "Description of the Certificates--Advances in Respect of Delinquencies";

           (vi) any amounts paid under any Cash Flow Agreement, as described under "Description of the Trust Funds--Cash Flow Agreements";

           (vii) all proceeds of the purchase of any Mortgage Loan, or property acquired in respect thereof, by the Depositor, any Mortgage Asset Seller or any other specified person as described under "--Assignment of Mortgage Loans; Repurchases" and "--Representations and Warranties; Repurchases", all proceeds of the purchase of any defaulted Mortgage Loan as described under "--Realization Upon Defaulted Mortgage Loans", and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates--Termination" (all of the foregoing, also "Liquidation Proceeds");

           (viii) any amounts paid by the Master Servicer to cover Prepayment Interest Shortfalls arising out of the prepayment of Mortgage Loans as described under "--Servicing Compensation and Payment of Expenses";

           (ix) to the extent that any such item does not constitute additional servicing compensation to the Master Servicer or a Special Servicer, any payments on account of modification or assumption fees, late payment charges, Prepayment Premiums or Equity Participations with respect to the Mortgage Loans;

           (x) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance Policies";

           (xi) any amount required to be deposited by the Master Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer or the Trustee, as the case may be, of funds held in the Certificate Account; and

           (xii) any other amounts required to be deposited in the Certificate Account as provided in the related Pooling Agreement and described in the related Prospectus Supplement.

     Withdrawals. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Master Servicer, Trustee or Special Servicer may make withdrawals from the Certificate Account for each Trust Fund that includes Mortgage Loans for any of the following purposes:

           (i)  to  make  distributions  to  the   Certificateholders   on  each
      Distribution Date;

           (ii) to pay the Master Servicer, the Trustee or a Special Servicer any servicing fees not previously retained thereby, such payment to be made out of payments on the particular Mortgage Loans as to which such fees were earned;

           (iii) to reimburse the Master Servicer, a Special Servicer, the Trustee or any other specified person for any unreimbursed amounts advanced by it as described under "Description of the Certificates--Advances in Respect of Delinquencies", such reimbursement to be made out of amounts received that were identified and applied by the Master Servicer or a Special Servicer, as applicable, as late collections of interest on and principal of the particular Mortgage Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans;

           (iv) to reimburse the Master Servicer, the Trustee or a Special Servicer for unpaid servicing fees earned by it and certain unreimbursed servicing expenses incurred by it with respect to Mortgage Loans in the Trust Fund and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance and Condemnation Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans and properties;

           (v) to reimburse the Master Servicer, a Special Servicer, the Trustee or other specified person for any advances described in clause (iii) above made by it and/or any servicing expenses referred to in clause (iv) above incurred by it that, in the good faith judgment of the Master Servicer, Special Servicer, Trustee or other specified person, as applicable, will not be recoverable from the amounts described in clauses (iii) and (iv), respectively, such reimbursement to be made from amounts collected on other Mortgage Loans in the same Trust Fund or, if and to the extent so provided by the related Pooling Agreement and described in the related Prospectus Supplement, only from that portion of amounts collected on such other Mortgage Loans that is otherwise distributable on one or more classes of Subordinate Certificates of the related series;

           (vi) if and to the extent described in the related Prospectus Supplement, to pay the Master Servicer, a Special Servicer, the Trustee or any other specified person interest accrued on the advances described in clause (iii) above made by it and the servicing expenses described in clause (iv) above incurred by it while such remain outstanding and unreimbursed;

           (vii) to pay for costs and expenses incurred by the Trust Fund for environmental site assessments performed with respect to Mortgaged Properties that constitute security for defaulted Mortgage Loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on such Mortgaged Properties, as described under "--Realization Upon Defaulted Mortgage Loans";

           (viii) to reimburse the Master Servicer, the Special Servicer, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Master Servicer and the Depositor";

           (ix) if and to the extent described in the related Prospectus Supplement, to pay the fees of Trustee;

           (x) to reimburse the Trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Trustee";

           (xi) if and to the extent described in the related Prospectus Supplement, to pay the fees of any provider of Credit Support;

           (xii) if and to the extent described in the related Prospectus Supplement, to reimburse prior draws on any form of Credit Support;

           (xiii) to pay the Master Servicer, a Special Servicer or the Trustee, as appropriate, interest and investment income earned in respect of amounts held in the Certificate Account as additional compensation;

           (xiv) to pay (generally from related income) for costs incurred in connection with the operation, management and maintenance of any Mortgaged Property acquired by the Trust Fund by foreclosure or otherwise;

           (xv) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxes That May Be Imposed on the REMIC Pool";

           (xvi) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Mortgage Loan or a property acquired in respect thereof in connection with the liquidation of such Mortgage Loan or property;

           (xvii) to pay for the cost of various  opinions  of counsel  obtained
      pursuant   to  the   related   Pooling   Agreement   for  the  benefit  of
      Certificateholders;

           (xviii)to make any other withdrawals permitted by the related Pooling Agreement and described in the related Prospectus Supplement; and

           (xix) to clear and terminate the Certificate Account upon the termination of the Trust Fund.


Modifications, Waivers and Amendments of Mortgage Loans

     A Master Servicer may agree to modify, waive or amend any term of any Mortgage Loan serviced by it in a manner consistent with the applicable Servicing Standard; provided that, unless otherwise set forth in the related Prospectus Supplement, the modification, waiver or amendment (i) will not affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan, (ii) will not, in the judgment of the Master Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon and (iii) will not adversely affect the coverage under any applicable instrument of Credit Support. Unless otherwise provided in the related Prospectus Supplement, a Master Servicer also may agree to any other modification, waiver or amendment if, in its judgment, (i) a material default on the Mortgage Loan has occurred or a payment default is imminent, (ii) such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation and (iii) such modification, waiver or amendment will not adversely affect the coverage under any applicable instrument of Credit Support.


Realization Upon Defaulted Mortgage Loans

     A borrower's failure to make required Mortgage Loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make Mortgage Loan payments may also be unable to make timely payment of taxes and insurance premiums and to otherwise maintain the related Mortgaged Property. In general, the Master Servicer for a series of Certificates will be required to monitor any Mortgage Loan in the related Trust Fund that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the borrower if cure is likely, inspect the related Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Master Servicer is able to assess the success of any such corrective action or the need for additional initiatives.

     The time within which the Master Servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders may vary considerably depending on the particular Mortgage Loan, the Mortgaged Property, the borrower, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. If a borrower files a bankruptcy petition, the Master Servicer may not be permitted to accelerate the maturity of the related Mortgage Loan or to foreclose on the related Mortgaged Property for a considerable period of time, and such Mortgage Loan may be restructured in the resulting bankruptcy proceedings. See "Certain Legal Aspects of Mortgage Loans".

     A Pooling Agreement may grant to the Master Servicer, a Special Servicer, a provider of Credit Support and/or the holder or holders of certain classes of the related series of Certificates a right of first refusal to purchase from the Trust Fund, at a predetermined purchase price (which, if insufficient to fully fund the entitlements of Certificateholders to principal and interest thereon, will be specified in the related Prospectus Supplement), any Mortgage Loan as to which a specified number of scheduled payments are delinquent. In addition, unless otherwise specified in the related Prospectus Supplement, the Master Servicer may offer to sell any defaulted Mortgage Loan if and when the Master Servicer determines, consistent with the applicable Servicing Standard, that such a sale would produce a greater recovery, taking into account the time value of money, than would liquidation of the related Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the related Pooling Agreement will require that the Master Servicer accept the highest cash bid received from any person (including itself, the Depositor or any affiliate of either of them or any Certificateholder) that constitutes a fair price for such defaulted Mortgage Loan. In the absence of any bid determined in accordance with the related Pooling Agreement to be fair, the Master Servicer will generally be required to proceed against the related Mortgaged Property, subject to the discussion below.

     If a default on a Mortgage Loan has occurred or, in the Master Servicer's judgment, a payment default is imminent, the Master Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in the related Mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related Mortgaged Property, by operation of law or otherwise, if such action is consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may not, however, acquire title to any Mortgaged Property, have a receiver of rents appointed with respect to any Mortgaged Property or take any other action with respect to any Mortgaged Property that would cause the Trustee, for the benefit of the related series of Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Master Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund), that either:

         (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that taking such actions as are necessary to bring the Mortgaged Property into compliance therewith is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking such actions; and

         (ii) there are no circumstances or conditions present at the Mortgaged Property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could be required, taking such actions with respect to the Mortgaged Property is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking such actions. See "Certain Legal Aspects of Mortgage Loans--Environmental Risks".

     Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which one or more REMIC elections have been made, the Master Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property prior to the close of the third calendar year following the year of acquisition, unless (i) the Internal Revenue Service grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund beyond such period will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund (or any designated portion thereof) to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Subject to the foregoing, the Master Servicer will generally be required to solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property. If the Trust Fund acquires title to any Mortgaged Property, the Master Servicer, on behalf of the Trust Fund, generally must retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Master Servicer of its obligation to manage such Mortgaged Property in a manner consistent with the Servicing Standard.

     If Liquidation Proceeds collected with respect to a defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon plus the aggregate amount of reimbursable expenses incurred by the Master Servicer in connection with such Mortgage Loan, the Trust Fund will realize a loss in the amount of such shortfall. The Master Servicer will be entitled to reimbursement out of the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the distribution of such Liquidation
Proceeds to Certificateholders, amounts that represent unpaid servicing compensation in respect of the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan.

     If any Mortgaged Property suffers damage such that the proceeds, if any, of the related hazard insurance policy are insufficient to restore fully the damaged property, the Master Servicer will not be required to expend its own funds to effect such restoration unless (and to the extent not otherwise provided in the related Prospectus Supplement) it determines (i) that such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance and Condemnation Proceeds or Liquidation Proceeds.


Hazard Insurance Policies

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will require the Master Servicer to cause each Mortgage Loan borrower to maintain a hazard insurance policy that provides for such coverage as is required under the related Mortgage or, if the Mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related Mortgaged Property, such coverage as is consistent with the requirements of the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, such coverage generally will be in an amount equal to the lesser of the principal balance owing on such Mortgage Loan and the replacement cost of the related Mortgaged Property. The ability of a Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information concerning covered losses is furnished by borrowers. All amounts collected by a Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with the Master Servicer's normal servicing procedures and/or to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the related Certificate Account. The Pooling Agreement may provide that the Master Servicer may satisfy its obligation to cause each borrower to maintain such a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on all of the Mortgage Loans in a Trust Fund. If such blanket policy contains a deductible clause, the Master Servicer will be required, in the event of a casualty covered by such blanket policy, to deposit in the related Certificate Account all sums that would have been deposited therein but for such deductible clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of risks. Accordingly, a Mortgaged Property may not be insured for losses arising from any such cause unless the related Mortgage specifically requires, or permits the holder thereof to require, such coverage.

     The hazard insurance policies covering the Mortgaged Properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clauses generally provide that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.


Due-on-Sale and Due-on-Encumbrance Provisions

     Certain of the Mortgage Loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the Mortgage Loan upon any sale or other transfer of the related Mortgaged Property made without the lender's consent. Certain of the Mortgage Loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the Mortgage Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will determine whether to exercise any right the Trustee may have under any such provision in a manner consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance".


Servicing Compensation and Payment of Expenses

     Unless otherwise specified in the related Prospectus Supplement, a Master Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a specified portion of the interest payments on each Mortgage Loan in the related Trust Fund. Because that compensation is generally based on a percentage of the principal balance of each such Mortgage Loan outstanding from time to time, it will decrease in accordance with the amortization of the Mortgage Loans. The Prospectus
Supplement with respect to a series of Certificates may provide that, as additional compensation, the Master Servicer may retain all or a portion of late payment charges, Prepayment Premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the Certificate Account. Any Sub-Servicer will receive a portion of the Master Servicer's compensation as its sub-servicing compensation.

     In addition to amounts payable to any Sub-Servicer, a Master Servicer may be required, to the extent provided in the related Prospectus Supplement, to pay from amounts that represent its servicing compensation certain expenses incurred in connection with the administration of the related Trust Fund, including, without limitation, payment of the fees and disbursements of independent accountants and payment of expenses incurred in connection with distributions and reports to Certificateholders. Certain other expenses, including certain expenses related to Mortgage Loan defaults and liquidations and, to the extent so provided in the related Prospectus Supplement, interest on such expenses at the rate specified therein, and the fees of any Special Servicer, may be required to be borne by the Trust Fund.

     If and to the extent provided in the related Prospectus Supplement, a Master Servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any period to Prepayment Interest Shortfalls. See "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest".


Evidence as to Compliance

     Unless otherwise provided in the related Prospectus Supplement, each Pooling Agreement will require, on or before a specified date in each year, the Master Servicer to cause a firm of independent public accountants to furnish to the Trustee a statement to the effect that, on the basis of the examination by such firm conducted substantially in compliance with either the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, the servicing by or on behalf of the Master Servicer of mortgage loans under pooling and servicing agreements substantially similar to each other (which may include such Pooling Agreement) was conducted through the preceding calendar year or other specified twelve month period in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Audit Program for Mortgage Bankers, requires it to report.

     Each Pooling Agreement will also require, on or before a specified date in each year, the Master Servicer to furnish to the Trustee a statement signed by one or more officers of the Master Servicer to the effect that the Master Servicer has fulfilled its material obligations under such Pooling Agreement throughout the preceding calendar year or other specified twelve month period.


Certain Matters Regarding the Master Servicer and the Depositor

     The entity serving as Master Servicer under a Pooling Agreement may be an affiliate of the Depositor and may have other normal business relationships with the Depositor or the Depositor's affiliates. Unless otherwise specified in the Prospectus Supplement for a series of Certificates, the related Pooling Agreement will permit the Master Servicer to resign from its obligations thereunder only upon (a) the appointment of, and the acceptance of such appointment by, a successor thereto and receipt by the Trustee of written confirmation from each applicable Rating Agency that such resignation and appointment will not have an adverse effect on the rating assigned by such Rating Agency to any class of Certificates of such series or (b) a determination that such obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Pooling Agreement. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer for each Trust Fund will be required to maintain a fidelity bond and errors and omissions policy or their equivalent that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions permitted by the related Pooling Agreement.

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that none of the Master Servicer, the Depositor or any director, officer, employee or agent of either of them will be under any liability to the related Trust Fund or Certificateholders for any action taken, or not taken, in good faith pursuant to the Pooling Agreement or for errors in judgment; provided, however, that none of the Master Servicer, the Depositor or any such person will be protected against any breach of a representation, warranty or covenant made in such Pooling Agreement, or against any expense or liability that such person is specifically required to bear pursuant to the terms of such Pooling Agreement, or against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of such obligations and duties. Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that the Master Servicer, the Depositor and any director, officer, employee or agent of either of them will be entitled to indemnification by the related Trust Fund against any loss, liability or expense incurred in connection with any legal action that relates to such Pooling Agreement or the related series of Certificates; provided, however, that such indemnification will not extend to any loss, liability or expense (i) that such person is specifically required to bear pursuant to the terms of such agreement, or is incidental to the performance of obligations and duties thereunder and is not otherwise reimbursable pursuant to such Pooling Agreement; (ii) incurred in connection with any breach of a representation, warranty or covenant made in such Pooling Agreement; (iii) incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties under such Pooling Agreement, or by reason of reckless disregard of such obligations or duties; or
(iv) incurred in connection with any violation of any state or federal securities law. In addition, each Pooling Agreement will provide that neither the Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the Pooling Agreement and that in its opinion may involve it in any expense or liability. However, each of the Master Servicer and the Depositor will be permitted, in the exercise of its discretion, to undertake any such action that it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the Pooling Agreement and the interests of the related series of Certificateholders thereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, will be expenses, costs and liabilities of the related series of Certificateholders, and the Master Servicer or the Depositor, as the case may be, will be entitled to charge the related Certificate Account therefor.

     Any person into which the Master Servicer or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Depositor is a party, or any person succeeding to the business of the Master Servicer or the Depositor, will be the successor of the Master Servicer or the Depositor, as the case may be, under the related Pooling Agreement.


Events of Default

     Unless otherwise provided in the Prospectus Supplement for a series of Certificates, "Events of Default" under the related Pooling Agreement will include (i) any failure by the Master Servicer to distribute or cause to be distributed to the Certificateholders of such series, or to remit to the Trustee for distribution to such Certificateholders, any amount required to be so distributed or remitted, which failure continues unremedied for five days after written notice thereof has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of or relating to the Master Servicer and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to add thereto or shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement.


Rights Upon Event of Default

     If an Event of Default occurs with respect to the Master Servicer under a Pooling Agreement, then, in each and every such case, so long as the Event of Default remains unremedied, the Depositor or the Trustee will be authorized, and at the direction of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, the Trustee will be required, to terminate all of the rights and obligations of the Master Servicer as master servicer under the Pooling Agreement, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Pooling Agreement (except that if the Master Servicer is required to make advances thereunder regarding delinquent Mortgage Loans, but the Trustee is prohibited by law from obligating itself to do so, or if the related Prospectus Supplement so specifies, the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, if the Trustee is unwilling or unable so to act, it may (or, at the written request of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, it will be required to) appoint, or petition a court of competent jurisdiction to appoint, a loan servicing institution that (unless otherwise provided in the related Prospectus Supplement) is acceptable to each applicable Rating Agency to act as successor to the Master Servicer under the Pooling Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity.

     No Certificateholder will have the right under any Pooling Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless Certificateholders of the same series entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series shall have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and shall have offered to the Trustee reasonable indemnity, and the Trustee for sixty days (or such other period specified in the related Prospectus Supplement) shall have neglected or refused to institute any such proceeding. The Trustee, however, will be under no obligation to exercise any of the trusts or powers vested in it by any Pooling Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates of the related series, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.


Amendment

     Each Pooling Agreement may be amended by the respective parties thereto, without the consent of any of the holders of the related series of Certificates,
(i) to cure any ambiguity, (ii) to correct a defective provision therein or to correct, modify or supplement any provision therein that may be inconsistent with any other provision therein, (iii) to add any other provisions with respect to matters or questions arising under the Pooling Agreement that are not inconsistent with the provisions thereof, (iv) to comply with any requirements imposed by the Code, or (v) for any other purpose; provided that such amendment (other than an amendment for the specific purpose referred to in clause (iv) above) may not (as evidenced by an opinion of counsel to such effect satisfactory to the Trustee) adversely affect in any material respect the interests of any such holder; and provided further that such amendment (other than an amendment for one of the specific purposes referred to in clauses (i) through (iv) above) must be acceptable to each applicable Rating Agency. Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement may also be amended by the respective parties thereto, with the consent of the holders of the related series of Certificates entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series allocated to the affected classes, for any purpose; provided that, unless otherwise specified in the related Prospectus Supplement, no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans that are required to be distributed in respect of any Certificate without the consent of the holder of such Certificate, (ii) adversely affect in any material respect the interests of the holders of any class of Certificates, in a manner other than as described in clause (i), without the consent of the holders of all Certificates of such class or (iii) modify the provisions of the Pooling Agreement described in this paragraph without the consent of the holders of all Certificates of the related series. However, unless otherwise specified in the related Prospectus Supplement, the Trustee will be prohibited from consenting to any amendment of a Pooling Agreement pursuant to which one or more REMIC elections are to be or have been made unless the Trustee shall first have received an opinion of counsel to the effect that such amendment will not result in the imposition of a tax on the related Trust Fund or cause the related Trust Fund (or designated portion thereof) to fail to qualify as a REMIC at any time that the related Certificates are outstanding.


List of Certificateholders

     Unless otherwise specified in the related Prospectus Supplement, upon written request of three or more Certificateholders of record made for purposes of communicating with other holders of Certificates of the same series with respect to their rights under the related Pooling Agreement, the Trustee or other specified person will afford such Certificateholders access during normal business hours to the most recent list of Certificateholders of that series held by such person. If such list is of a date more than 90 days prior to the date of receipt of such Certificateholders' request, then such person, if not the registrar for such series of Certificates, will be required to request from such registrar a current list and to afford such requesting Certificateholders access thereto promptly upon receipt.


The Trustee

     The Trustee under each Pooling Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company that serves as Trustee may have typical banking relationships with the Depositor and its affiliates and with any Master Servicer or Special Servicer and its affiliates.


Duties of the Trustee

     The Trustee for each series of Certificates will make no representation as to the validity or sufficiency of the related Pooling Agreement, the Certificates or any underlying Mortgage Loan or related document and will not be accountable for the use or application by or on behalf of the Master Servicer for such series of any funds paid to the Master Servicer or any Special Servicer in respect of the Certificates or the underlying Mortgage Loans, or any funds deposited into or withdrawn from the Certificate Account or any other account for such series by or on behalf of the Master Servicer or any Special Servicer. If no Event of Default has occurred and is continuing, the Trustee for each series of Certificates will be required to perform only those duties specifically required under the related Pooling Agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Pooling Agreement, a Trustee will be required to examine such documents and to determine whether they conform to the requirements of such agreement.


Certain Matters Regarding the Trustee

     As and to the extent described in the related Prospectus Supplement, the fees and normal disbursements of any Trustee may be the expense of the related Master Servicer or other specified person or may be required to be borne by the related Trust Fund.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to indemnification, from amounts held in the Certificate Account for such series, for any loss, liability or expense incurred by the Trustee in connection with the Trustee's acceptance or administration of its trusts under the related Pooling Agreement; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability imposed on the Trustee pursuant to the related Pooling Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made therein.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to execute any of its trusts or powers under the related Pooling Agreement or perform any of its duties thereunder either directly or by or through agents or attorneys, and the Trustee will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.


Resignation and Removal of the Trustee

     A Trustee will be permitted at any time to resign from its obligations and duties under the related Pooling Agreement by giving written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor (or such other person as may be specified in the related Prospectus Supplement) will be required to use its best efforts to promptly appoint a successor trustee. If no successor trustee shall have accepted an appointment within a specified period after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction to appoint a successor trustee.

     If at any time a Trustee ceases to be eligible to continue as such under the related Pooling Agreement, or if at any time the Trustee becomes incapable of acting, or if certain events of (or proceedings in respect of) bankruptcy or insolvency occur with respect to the Trustee, the Depositor will be authorized to remove the Trustee and appoint a successor trustee. In addition, holders of the Certificates of any series entitled to at least 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series may at any time (with or without cause) remove the Trustee under the related Pooling Agreement and appoint a successor trustee.

     Any resignation or removal of a Trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT


General

     Credit Support may be provided with respect to one or more classes of the Certificates of any series, or with respect to the related Mortgage Assets. Credit Support may be in the form of letters of credit, overcollateralization, the subordination of one or more classes of Certificates, insurance policies, surety bonds, guarantees or reserve funds, or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may provide credit enhancement for more than one series of Certificates to the extent described therein.

     Unless otherwise provided in the related Prospectus Supplement for a series of Certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee payment to Certificateholders of all amounts to which they are entitled under the related Pooling Agreement. If losses or shortfalls occur that exceed the amount covered by the related Credit Support or that are not covered by such Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series before the former receive their intended share of such coverage.

     If Credit Support is provided with respect to one or more classes of Certificates of a series, or with respect to the related Mortgage Assets, the related Prospectus Supplement will include a description of (i) the nature and amount of coverage under such Credit Support, (ii) any conditions to payment thereunder not otherwise described herein, (iii) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (iv) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' equity or policyholders' surplus, if applicable, as of a date that will be specified in the Prospectus Supplement. See "Risk Factors--Credit Support Limitations".


Subordinate Certificates

     If so specified in the related Prospectus Supplement, one or more classes of Certificates of a series may be Subordinate Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions from the Certificate Account on any Distribution Date will be subordinated to the corresponding rights of the holders of Senior Certificates. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the method and amount of subordination provided by a class or classes of Subordinate Certificates in a series and the circumstances under which such subordination will be available.


Cross-Support Provisions

     If the Mortgage Assets in any Trust Fund are divided into separate groups, each supporting a separate class or classes of Certificates of the related series, Credit Support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.


Insurance or Guarantees with Respect to Mortgage Loans

     If so provided in the Prospectus Supplement for a series of Certificates, Mortgage Loans included in the related Trust Fund will be covered for certain default risks by insurance policies or guarantees. To the extent deemed by the Depositor to be material, a copy of each such instrument will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.


Letter of Credit

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. A copy of any such letter of credit will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.


Certificate Insurance and Surety Bonds

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. The related Prospectus Supplement will describe any limitations on the draws that may be made under any such instrument. A copy of any such instrument will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.


Reserve Funds

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered (to the extent of available funds) by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts specified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, the reserve fund for a series may also be funded over time by a specified amount of the collections received on the related Mortgage Assets.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, reserve funds may be established to provide protection only against certain types of losses and shortfalls. Following each Distribution Date, amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement.

     If so specified in the related Prospectus Supplement, amounts deposited in any reserve fund will be invested in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to such reserve fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.


Credit Support with respect to MBS

     If so provided in the Prospectus Supplement for a series of Certificates, any MBS included in the related Trust Fund and/or the related underlying mortgage loans may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify, as to each such form of Credit Support, the information indicated above with respect thereto, to the extent such information is material and available.


                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the Mortgage Loans (or mortgage loans underlying any MBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Funds--Mortgage Loans". For purposes of the following discussion, "Mortgage Loan" includes a mortgage loan underlying an MBS.


General

     Each Mortgage Loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.


Types of Mortgage Instruments

     There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. The grantor (the borrower) conveys title to the real property to the grantee (the lender) generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Soldiers' and Sailors' Civil Relief Act of 1940) and, in some deed of trust transactions, the directions of the beneficiary.


Leases and Rents

     Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ("UCC"); in cases where hotels or motels constitute loan security, the rates are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. Even if the lender's security interest in room rates is perfected under the UCC, it may be required to commence a foreclosure action or otherwise take possession of the property in order to collect the room rates following a default. See "--Bankruptcy Laws".


Personalty

     In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest therein, and must file continuation statements, generally every five years, to maintain that perfection.


Foreclosure

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

     Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete. Moreover, as discussed below, even a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the borrower was insolvent and within a specified period prior to the borrower's filing for bankruptcy protection.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

     Equitable Limitations on Enforceability of Certain Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lenders and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a non-monetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

     Non-Judicial Foreclosure/Power of Sale. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of such property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. Potential buyers may be reluctant to purchase property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company and other decisions that have followed its reasoning. The court in Durrett held that even a non-collusive, regularly conducted foreclosure sale was a fraudulent transfer under the federal Bankruptcy Code, as amended from time to time (11 U.S.C.) and, therefore, could be rescinded in favor of the bankrupt's estate, if (i) the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition and (ii) the price paid for the foreclosed property did not represent "fair consideration" ("reasonably equivalent value" under the Bankruptcy Code). Although the reasoning and result of Durrett in respect of the Bankruptcy Code was rejected by the United States Supreme Court in May 1994, the case could nonetheless be persuasive to a court applying a state fraudulent conveyance law which has provisions similar to those construed in Durrett. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to the lesser of fair market value and the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels or restaurants or nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's (including franchisors') perception of the quality of such operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the amount of the mortgage against the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Risks". Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their "equity of redemption". The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law (non-statutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Anti-Deficiency Legislation. Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure the Mortgage Loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

     Leasehold Risks. Mortgage Loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and contains certain other protective provisions typically included in a "mortgageable" ground lease.

     Cooperative Shares. Mortgage Loans may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases appurtenant thereto, allocable to cooperative dwelling units that may be vacant or occupied by non-owner tenants. Such loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Such a loan typically is subordinate to the mortgage, if any, on the Cooperative's building which, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the Cooperative. Further, transfer of shares in a Cooperative are subject to various regulations as well as to restrictions under the governing documents of the Cooperative, and the shares may be cancelled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the Cooperative provides, among other things, the lender with an opportunity to cure a default under a proprietary lease.

     Under the laws applicable in many states, "foreclosure" on Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative to receive sums due under the proprietary leases.


Bankruptcy Laws

     Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a secured lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified. For example, the lender's lien may be transferred to other collateral and/or the outstanding amount of the secured loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity. The priority of a mortgage loan may also be subordinated to bankruptcy court-approved financing. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor, through its rehabilitative plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

     The bankruptcy court can also reinstate accelerated indebtedness and also, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization. Under Section 363(b) and (f) of the Bankruptcy Code, a trustee for a lessor, or a lessor as debtor-in-possession, may, despite the provisions of the related Mortgage Loan to the contrary, sell the Mortgaged Property free and clear of all liens, which liens would then attach to the proceeds of such sale.

     The Bankruptcy Code provides that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary "based on the equities of the case." Thus, unless a court orders otherwise, revenues from a Mortgaged Property generated after the date the bankruptcy petition is filed will constitute "cash collateral" under the Bankruptcy Code. Debtors may only use cash collateral upon obtaining the lender's consent or a prior court order finding that the lender's interest in the Mortgaged Properties and the cash collateral is "adequately protected" and such term is defined and interpreted under the Bankruptcy Code. It should be noted, however, that the court may find that the lender has no security interest in either pre-petition or post-petition revenues if the court finds that the loan documents do not contain language covering accounts, room rents, or other forms of personalty necessary for a security interest to attach to hotel revenues.

     Lessee bankruptcies at the Mortgaged Properties could have an adverse impact on the Mortgagors' ability to meet their obligations. For example,
Section 365(e) of the Bankruptcy Code provides generally that rights and obligations under an unexpired lease may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely because of a provision in the lease conditioned upon the commencement of a case under the Bankruptcy Code or certain other similar events. In addition, Section 362 of the Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property of or from a debtor's estate, which may delay the Trustee's exercise of such remedies in the event that a lessee becomes the subject of a proceeding under the Bankruptcy Code.

     Section 365(a) of the Bankruptcy Code generally provides that a trustee or a debtor-in-possession in a case under the Bankruptcy Code has the power to assume or to reject an executory contract or an unexpired lease of the debtor, in each case subject to the approval of the bankruptcy court administering such case. If the trustee or debtor-in-possession rejects an executory contract or an unexpired lease, such rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of the filing of the petition. As a consequence, the other party or parties to such executory contract or unexpired lease, such as the lessor or Mortgagor, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from such breach, which could adversely affect the security for the related Mortgage Loan. Moreover, under Section 502(b)(6) of the Bankruptcy Code, the claim of a lessor for such damages from the termination of a lease of real property will be limited to the sum of (i) the rent reserved by such lease, without acceleration, for the greater of one year or 15 percent, not to exceed three years, of the remaining term of such lease, following the earlier of the date of the filing of the petition and the date on which such lender repossessed, or the lessee surrendered, the leased property, and (ii) any unpaid rent due under such lease, without acceleration, on the earlier of such dates.

     Under Section 365(f) of the Bankruptcy Code, if a trustee or debtor-in-possession assumes an executory contract or an unexpired lease of the debtor, the trustee or debtor-in-possession generally may assign such executory contract or unexpired lease, notwithstanding any provision therein or in applicable law that prohibits, restricts or conditions such assignment, provided that the trustee or debtor-in-possession provides "adequate assurance of future performance" by the assignee. The Bankruptcy Code specifically provides, however, that adequate assurance of future performance for purposes of a lease of real property in a shopping center includes adequate assurance of the source of rent and other consideration due under such lease, and in the case of an assignment, that the financial condition and operating performance of the proposed assignee and its guarantors, if any, shall be similar to the financial condition and operating performance of the debtor and its guarantors, if any, as of the time the debtor became the lessee under the lease, that any percentage rent due under such lease will not decline substantially, that the assumption and assignment of the lease is subject to all the provisions thereof, including (but not limited to) provisions such as a radius location, use or exclusivity provision, and will not breach any such provision contained in any other lease, financing agreement, or master agreement relating to such shopping center, and that the assumption or assignment of such lease will not disrupt the tenant mix or balance in such shopping center. Thus, an undetermined third party may assume the obligations of the lessee under a lease in the event of commencement of a proceeding under the Bankruptcy Code with respect to the lessee.

     Under Section 365(h) of the Bankruptcy Code, if a trustee for a lessor as a debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat such lease as terminated by such rejection or, in the alternative, may remain in possession of the leasehold for the balance of such term and for any renewal or extension of such term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after such a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any such renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date.

     In a bankruptcy or similar proceeding, action may be taken seeking the recovery as a preferential transfer of any payments made by the mortgagor under the related Mortgage Loan to the Trust Fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of certain states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     Pursuant to the federal doctrine of "substantive  consolidation"  or to the
(predominantly state law) doctrine of "piercing the corporate veil", a bankruptcy court, in the exercise of its equitable powers, also has the authority to order that the assets and liabilities of a related entity be consolidated with those of an entity before it. Thus, property ostensibly the property of one entity may be determined to be the property of a different entity in bankruptcy, the automatic stay applicable to the second entity extended to the first and the rights of creditors of the first entity impaired in the fashion set forth above in the discussion of ordinary bankruptcy principles. Depending on facts and circumstances not wholly in existence at the time a loan is originated or transferred to the Trust Fund, the application of any of these doctrines to one or more of the mortgagors in the context of the bankruptcy of one or more of their affiliates could result in material impairment of the rights of the Certificateholders.

     For each mortgagor that is described as a "special purpose entity", "single purpose entity" or "bankruptcy-remote entity" in the Prospectus Supplement, the activities that may be conducted by such mortgagor and its ability to incur debt are restricted by the applicable Mortgage or the organizational documents of such mortgagor in such manner as is intended to make the likelihood of a bankruptcy proceeding being commenced by or against such mortgagor remote, and such mortgagor has been organized and is designed to operate in a manner such that its separate existence should be respected notwithstanding a bankruptcy proceeding in respect of one or more affiliated entities of such mortgagor. However, the Depositor makes no representation as to the likelihood of the institution of a bankruptcy proceeding by or in respect of any mortgagor or the likelihood that the separate existence of any mortgagor would be respected if there were to be a bankruptcy proceeding in respect of any affiliated entity of a mortgagor.


Environmental Risks

     A lender may be subject to unforeseen environmental risks with respect to loans secured by real or personal property, such as the Mortgage Loans. Under the laws of many states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, such a lien has priority over all existing liens (a "superlien"), including those of existing mortgages; in these states, the lien of the mortgage for any Mortgage Loan may lose its priority to such a superlien.

     Under the federal Comprehensive Response Compensation and Liability Act ("CERCLA"), a lender may be liable either to the government or to private parties for cleanup costs on a property securing a loan, even if the lender does not cause or contribute to the contamination. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties ("PRPs"), including current owners and operators of the property who did not cause or contribute to the contamination. Many states have laws similar to CERCLA.

     Lenders may be held liable under CERCLA as owners or operators unless they qualify for the secured creditor exemption to CERCLA. On April 29, 1992, the United States Environmental Protection Agency ("EPA") issued a final rule intended to protect lenders from liability under CERCLA. This rule was in response to a 1990 decision of the United States Court of Appeals for the Eleventh Circuit, United States v. Fleet Factors Corp., which narrowly construed the security interest exemption under CERCLA to hold lenders liable if they had the capacity to influence their borrower's management of hazardous waste. On February 4, 1994, the United States Court of Appeals for the District of Columbia Circuit in Kelley v. Environmental Protection Agency invalidated this EPA rule. As a result of the Kelley case, the state of the law with respect to the secured creditor exemption and the scope of permissible activities in which a lender may engage to protect its security interest remain uncertain. EPA and the Department of Justice ("DOJ"), however, issued a joint policy memorandum in which these agencies announced that they would continue to follow the "Lender Liability Rule" vacated by the Kelley case. These agencies indicated that prior to its invalidation, several courts adhered to the terms of the "Lender Liability Rule" or interpreted CERCLA in a manner consistent with the "Lender Liability Rule." EPA and DOJ indicated in the September 22, 1995 memorandum that they intend to follow this line of cases. This EPA/DOJ policy, however, would not necessarily affect the potential for lender liability in actions by parties other than EPA or under laws or legal theories other than CERCLA. If a lender is or becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof.

     Environment  clean-up  costs may be  substantial.  It is possible that such
costs  could   become  a  liability   of  the  Trust  and  occasion  a  loss  to
Certificateholders if such remedial costs were incurred.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. It is possible that a property securing a Mortgage Loan could be subject to such transfer restrictions. In such a case, if the lender becomes the owner upon foreclosure, it may be required to clean up the contamination before selling the property.

     The cost of remediating hazardous substance contamination at a property can be substantial. If a lender is or becomes liable, it can bring an action for contribution against the owner or operator that created the environmental hazard, but that person or entity may be without substantial assets. Accordingly, it is possible that such costs could become a liability of a Trust Fund and occasion a loss to Certificateholders of the related series.

     To reduce the likelihood of such a loss, and unless otherwise provided in the related Prospectus Supplement, the related Pooling Agreement will provide that the Master Servicer may, on behalf of the Trust Fund, acquire title to a Mortgaged Property or take over its operation unless the Master Servicer, based on a report prepared by a person who regularly conducts environmental site assessments, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans".

     Even when a lender is not directly liable for cleanup costs on property securing loans, if a property securing a loan is contaminated, the value of the security is likely to be affected. In addition, a lender bears the risk that unanticipated cleanup costs may jeopardize the borrower's repayment. Neither of these two issues is likely to pose risks exceeding the amount of unpaid principal and interest of a particular loan secured by a contaminated property, particularly if the lender declines to foreclose on a mortgage secured by the property.

     If a lender forecloses on a mortgage secured by a property the operations of which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Compliance may entail some expense.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property and thereby lessen the ability of the lender to recover its investment in a loan upon foreclosure.


Due-on-Sale and Due-on-Encumbrance

     Certain of the Mortgage Loans may contain "due-on-sale" and "due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related Mortgaged Property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. By virtue, however, of the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act"), effective October 15, 1982 (which purports to preempt state laws that prohibit the enforcement of due-on-sale clauses by providing among other matters, that "due-on-sale" clauses in certain loans made after the effective date of the Garn Act are enforceable, within certain limitations as set forth in the Garn Act and the regulations promulgated thereunder), a Master Servicer may nevertheless have the right to accelerate the maturity of a Mortgage Loan that contains a "due-on-sale" provision upon transfer of an interest in the property, regardless of the Master Servicer's ability to demonstrate that a sale threatens its legitimate security interest.


Subordinate Financing

     Certain of the Mortgage Loans may not restrict the ability of the borrower to use the Mortgaged Property as security for one or more additional loans. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.


Default Interest and Limitations on Prepayments

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.


Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     No Mortgage Loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted, will (if originated after that rejection or adoption) be eligible for inclusion in a Trust Fund unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such Mortgage Loan provides that the terms thereof are to be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that such choice of law provision would be given effect.


Soldiers' and Sailors' Civil Relief Act of 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three-month period thereafter.


Type of Mortgaged Property

     The lender may be subject to additional risk depending upon the type and use of the Mortgaged Property in question. For instance, Mortgaged Properties which are hospitals, nursing homes or convalescent homes may present special risks to lenders in large part due to significant governmental regulation of the operation, maintenance, control and financing of health care institutions. Mortgages on Mortgaged Properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged Properties which are hotels or motels may present additional risk to the lender in that: (i) hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator; and (ii) the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchase or foreclosure is subject to the vagaries of local law requirements. In addition, Mortgaged Properties which are multifamily properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of such properties.


Americans with Disabilities Act

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.


Forfeitures In Drug And RICO Proceedings

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property", including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Certificates. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as well as regulations (the "REMIC Regulations") promulgated by the U.S. Department of Treasury (the "Treasury"). Investors should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of Certificates.

     For purposes of this discussion, (i) references to the Mortgage Loans include references to the mortgage loans underlying MBS included in the Mortgage Assets and (ii) where the applicable Prospectus Supplement provides for a fixed retained yield with respect to the Mortgage Loans underlying a series of Certificates, references to the Mortgage Loans will be deemed to refer to that portion of the Mortgage Loans held by the Trust Fund which does not include the Retained Interest. References to a "holder" or "Certificateholder" in this discussion generally mean the beneficial owner of a Certificate.


             Federal Income Tax Consequences for REMIC Certificates


     General

     With respect to a particular series of Certificates, an election may be made to treat the Trust Fund or one or more segregated pools of assets therein as one or more REMICs within the meaning of Code Section 860D. A Trust Fund or a portion thereof as to which a REMIC election will be made will be referred to as a "REMIC Pool". For purposes of this discussion, Certificates of a series as to which one or more REMIC elections are made are referred to as "REMIC Certificates" and will consist of one or more Classes of "Regular Certificates" and one Class of "Residual Certificates" in the case of each REMIC Pool. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each series of REMIC Certificates, Cadwalader, Wickersham & Taft, counsel to the Depositor, has advised the Depositor that in the firm's opinion, assuming (i) the making of such an election, (ii) compliance with the Pooling Agreement and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, each REMIC Pool will qualify as a REMIC. In such case, the Regular Certificates will be considered to be "regular interests" in the REMIC Pool and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Residual Certificates will be considered to be "residual interests" in the REMIC Pool. The Prospectus Supplement for each series of Certificates will indicate whether one or more REMIC elections with respect to the related Trust Fund will be made, in which event references to "REMIC" or "REMIC Pool" herein shall be deemed to refer to each such REMIC Pool. If so specified in the applicable Prospectus Supplement, the portion of a Trust Fund as to which a REMIC election is not made may be treated as a grantor trust for federal income tax purposes. See "--Federal Income Tax Consequences for Certificates as to Which No REMIC Election Is Made".


     Status of REMIC Certificates

     REMIC  Certificates  held by a domestic  building and loan association will constitute "a regular or residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi), but only in the same proportion that the assets of the REMIC Pool would be treated as "loans . . . secured by an interest in real property which is . . . residential real property" (such as single family or multifamily properties, but not commercial properties) within the meaning of Code Section 7701(a)(19)(C)(v) or as other assets described in Code Section 7701(a)(19)(C), and otherwise will not qualify for such treatment. REMIC Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(A), and interest on the Regular Certificates and income with respect to Residual Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the REMIC Pool would be so treated. If at all times 95% or more of the assets of the REMIC Pool qualify for each of the foregoing respective treatments, the REMIC Certificates will qualify for the corresponding status in their entirety. For purposes of Code Section 856(c)(5)(A), payments of principal and interest on the Mortgage Loans that are reinvested pending distribution to holders of REMIC Certificates qualify for such treatment. Where two REMIC Pools are a part of a tiered structure they will be treated as one REMIC for purposes of the tests described above respecting asset ownership of more or less than 95%. In addition, if the assets of the REMIC include Buy-Down Mortgage Loans, it is possible that the percentage of such assets constituting "loans . . . secured by an interest in real property which is . . . residential real property" for purposes of Code
Section 7701(a)(19)(C)(v) may be required to be reduced by the amount of the related Buy-Down Funds. REMIC Certificates held by a regulated investment company will not constitute "Government Securities" within the meaning of Code
Section 851(b)(4)(A)(i). REMIC Certificates held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1). The Small Business Job Protection Act of 1996 (the "SBJPA of 1996") repealed the reserve method for bad debts of domestic building and loan associations and mutual savings banks, and thus has eliminated the asset category of "qualifying real property loans" in former Code Section 593(d) for taxable years beginning after December 31, 1995. The requirement in the SBJPA of 1996 that such institutions must "recapture" a portion of their existing bad debt reserves is suspended if a certain portion of their assets are maintained in "residential loans" under Code Section 7701(a)(19)(C)(v), but only if such loans were made to acquire, construct or improve the related real property and not for the purpose of refinancing. However, no effort will be made to identify the portion of the Mortgage Loans of any Series meeting this requirement, and no representation is made in this regard.


     Qualification as a REMIC

     In order for the REMIC Pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC Pool with the requirements set forth in the Code. The REMIC Pool must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC Pool, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the REMIC Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments". The REMIC Regulations provide a safe harbor pursuant to which the de minimis requirement is met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the REMIC Pool's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC also must provide "reasonable arrangements" to prevent its residual interest from being held by "disqualified organizations" and must furnish applicable tax information to transferors or agents that violate this requirement. The Pooling Agreement for each Series will contain a provision designed to meet this requirement. See "Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations".

     A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC Pool on the Startup Day or is purchased by the REMIC Pool within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the Mortgage Loans, certificates of beneficial interest in a grantor trust that holds mortgage loans, including certain of the MBS, regular interests in another REMIC, such as MBS in a trust as to which a REMIC election has been made, loans secured by timeshare interests and loans secured by shares held by a tenant stockholder in a cooperative housing corporation, provided, in general, (i) the fair market value of the real property security (including buildings and structural components thereof) is at least 80% of the principal balance of the related Mortgage Loan or mortgage loan underlying the Mortgage Certificate either at origination or as of the Startup Day (an original loan-to-value ratio of not more than 125% with respect to the real property security) or (ii) substantially all the proceeds of the Mortgage Loan or the underlying mortgage loan were used to acquire, improve or protect an interest in real property that, at the origination date, was the only security for the Mortgage Loan or underlying mortgage loan. If the Mortgage Loan has been substantially modified other than in connection with a default or reasonably foreseeable default, it must meet the loan-to-value test in (i) of the preceding sentence as of the date of the last such modification or at closing. A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC Pool on the Startup Day and that is received either (i) in exchange for any qualified mortgage within a three-month period thereafter or (ii) in exchange for a "defective obligation" within a two-year period thereafter. A "defective obligation" includes (i) a mortgage in default or as to which default is reasonably foreseeable, (ii) a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC Pool has been breached, (iii) a mortgage that was fraudulently procured by the mortgagor, and (iv) a mortgage that was not in fact principally secured by real property (but only if such mortgage is disposed of within 90 days of discovery). A Mortgage Loan that is "defective" as described in clause (iv) that is not sold or, if within two years of the Startup Day, exchanged, within 90 days of discovery, ceases to be a qualified mortgage after such 90-day period.

     Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC Pool. A qualified reserve asset is any intangible property held for investment that is part of any reasonably required reserve maintained by the REMIC Pool to provide for payments of expenses of the REMIC Pool or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and certain other contingencies. The reserve fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced "promptly and appropriately" as payments on the Mortgage Loans are received. Foreclosure property is real property acquired by the REMIC Pool in connection with the default or imminent default of a qualified mortgage and generally not held beyond the close of the third calendar year following the acquisition of the property by the REMIC Pool, with an extension that may be granted by the Internal Revenue Service (the "Service").

     In addition to the foregoing requirements, the various interests in a REMIC Pool also must meet certain requirements. All of the interests in a REMIC Pool must be either of the following: (i) one or more classes of regular interests or
(ii) a single class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC Pool that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. Such a specified portion may consist of a fixed number of basis points, a fixed percentage of the total interest, or a fixed or qualified variable or inverse variable rate on some or all of the qualified mortgages minus a different fixed or qualified variable rate. The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A residual interest is an interest in a REMIC Pool other than a regular interest that is issued on the Startup Day and that is designated as a residual interest. An interest in a REMIC Pool may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC Pool, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC Pool or prepayment interest shortfalls. Accordingly, the Regular Certificates of a series will constitute one or more classes of regular interests, and the Residual Certificates with respect to that series will constitute a single class of residual interests on which distributions are made pro rata.

     If an entity, such as the REMIC Pool, fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and the Regular Certificates may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC Pool would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period of time in which the requirements for REMIC status are not satisfied.


Taxation of Regular Certificates


     General

     In general, interest, original issue discount and market discount on a Regular Certificate will be treated as ordinary income to a holder of the Regular Certificate (the "Regular Certificateholder") as they accrue, and principal payments on a Regular Certificate will be treated as a return of capital to the extent of the Regular Certificateholder's basis in the Regular Certificate allocable thereto. Regular Certificateholders must use the accrual method of accounting with regard to Regular Certificates, regardless of the method of accounting otherwise used by such Regular Certificateholders.


     Original Issue Discount

     Accrual Certificates and principal-only Certificates will be, and other Classes of Regular Certificates may be, issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any Class of Regular Certificates having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with the constant yield method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on temporary and final Treasury regulations issued on February 2, 1994, as amended on June 14, 1996 (the "OID Regulations") under Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act. Regular Certificateholders should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Certificates. To the extent such issues are not addressed in such regulations, the Depositor intends to apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Service will not take a different position as to those matters not currently addressed by the OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the Service to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the Regular Certificates.

     Each Regular Certificate (except to the extent described below with respect to a Regular Certificate on which principal is distributed by random lot ("Random Lot Certificates")) will be treated as a single installment obligation for purposes of determining the original issue discount includible in a Regular Certificateholder's income. The total amount of original issue discount on a Regular Certificate is the excess of the "stated redemption price at maturity" of the Regular Certificate over its "issue price". The issue price of a Class of Regular Certificates offered pursuant to this Prospectus generally is the first price at which a substantial amount of Regular Certificates of that Class is sold to the public (excluding bond houses, brokers and underwriters). Although unclear under the OID Regulations, the Depositor intends to treat the issue price of a Class as to which there is no substantial sale as of the issue date or that is retained by the Depositor as the fair market value of that Class as of the issue date. The issue price of a Regular Certificate also includes the amount paid by an initial Regular Certificateholder for accrued interest that relates to a period prior to the issue date of the Regular Certificate, unless the Regular Certificateholder elects on its federal income tax return to exclude such amount from the issue price and to recover it on the first Distribution Date. The stated redemption price at maturity of a Regular Certificate always includes the original principal amount of the Regular Certificate, but generally will not include distributions of stated interest if such interest distributions constitute "qualified stated interest". Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Regular Certificate. Because there is no penalty or default remedy in the case of nonpayment of interest with respect to a Regular Certificate, it is possible that no interest on any Class of Regular Certificates will be treated as qualified stated interest. However, except as provided in the following three sentences or in the applicable Prospectus Supplement, because the underlying Mortgage Loans provide for remedies in the event of default, the Depositor intends to treat interest with respect to the Regular Certificates as qualified stated interest. Distributions of interest on an Accrual Certificate, or on other Regular Certificates with respect to which deferred interest will accrue, will not constitute qualified stated interest, in which case the stated redemption price at maturity of such Regular Certificates includes all distributions of interest as well as principal thereon. Likewise, the Depositor intends to treat an "interest only" class, or a class on which interest is substantially disproportionate to its principal amount (a so-called "super-premium" class) as having no qualified stated interest. Where the interval between the issue date and the first Distribution Date on a Regular Certificate is shorter than the interval between subsequent Distribution Dates, the interest attributable to the additional days will be included in the stated redemption price at maturity.

     Under a de minimis rule, original issue discount on a Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average maturity of the Regular Certificate. For this purpose, the weighted average maturity of the Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Certificate and the denominator of which is the stated redemption price at maturity of the Regular Certificate. The Conference Committee Report to the 1986 Act provides that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the Mortgage Loans (the "Prepayment Assumption") and the anticipated reinvestment rate, if any, relating to the Regular Certificates. The Prepayment Assumption with respect to a Series of Regular Certificates will be set forth in the related Prospectus Supplement. Holders generally must report de minimis original issue discount pro rata as principal payments are received, and such income will be capital gain if the Regular Certificate is held as a capital asset. However, under the OID Regulations, Regular Certificateholders may elect to accrue all de minimis original issue discount as well as market discount and market premium under the constant yield method. See "Election to Treat All Interest Under the Constant Yield Method".

     A Regular Certificateholder generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the original issue discount on the Regular Certificate accrued during an accrual period for each day on which it holds the Regular Certificate, including the date of purchase but excluding the date of disposition. The Depositor will treat the monthly period ending on the day before each Distribution Date as the accrual period. With respect to each Regular Certificate, a calculation will be made of the original issue discount that accrues during each successive full accrual period (or shorter period from the date of original issue) that ends on the day before the related Distribution Date on the Regular Certificate. The Conference Committee Report to the 1986 Act states that the rate of accrual of original issue discount is intended to be based on the Prepayment Assumption. Other than as discussed below with respect to a Random Lot Certificate, the original issue discount accruing in a full accrual period would be the excess, if any, of (i) the sum of (a) the present value of all of the remaining distributions to be made on the Regular Certificate as of the end of that accrual period that are included in the Regular Certificate's stated redemption price at maturity and
(b) the distributions made on the Regular Certificate during the accrual period that are included in the Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of the Regular Certificate at the
beginning  of  the  accrual   period.   The  present   value  of  the  remaining
distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the Regular Certificate at the issue date, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period and (iii) the Prepayment Assumption. For these purposes, the adjusted issue price of a Regular Certificate at the beginning of any accrual period equals the issue price of the Regular Certificate, increased by the aggregate amount of original issue discount with respect to the Regular Certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the Regular Certificate's stated redemption price at maturity that were made on the Regular Certificate in such prior periods. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

     Under the method described above, the daily portions of original issue discount required to be included in income by a Regular Certificateholder generally will increase to take into account prepayments on the Regular Certificates as a result of prepayments on the Mortgage Loans that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if the prepayments are slower than the Prepayment Assumption. An increase in prepayments on the Mortgage Loans with respect to a Series of Regular Certificates can result in both a change in the priority of principal payments with respect to certain Classes of Regular Certificates and either an increase or decrease in the daily portions of original issue discount with respect to such Regular Certificates.

     In the case of a Random Lot Certificate, the Depositor intends to determine the yield to maturity of such Certificate based upon the anticipated payment characteristics of the Class as a whole under the Prepayment Assumption. In general, the original issue discount accruing on each Random Lot Certificate in a full accrual period would be its allocable share of the original issue discount with respect to the entire Class, as determined in accordance with the preceding paragraph. However, in the case of a distribution in retirement of the entire unpaid principal balance of any Random Lot Certificate (or portion of such unpaid principal balance), (a) the remaining unaccrued original issue discount allocable to such Certificate (or to such portion) will accrue at the time of such distribution, and (b) the accrual of original issue discount allocable to each remaining Certificate of such Class (or the remaining unpaid principal balance of a partially redeemed Random Lot Certificate after a distribution of principal has been received) will be adjusted by reducing the present value of the remaining payments on such Class and the adjusted issue price of such Class to the extent attributable to the portion of the unpaid principal balance thereof that was distributed. The Depositor believes that the foregoing treatment is consistent with the "pro rata prepayment" rules of the OID Regulations, but with the rate of accrual of original issue discount determined based on the Prepayment Assumption for the Class as a whole. Investors are advised to consult their tax advisors as to this treatment.


     Acquisition Premium

     A purchaser of a Regular Certificate at a price greater than its adjusted issue price but less than its stated redemption price at maturity will be required to include in gross income the daily portions of the original issue discount on the Regular Certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading "Election to Treat All Interest Under the Constant Yield Method".


     Variable Rate Regular Certificates

     Regular Certificates may provide for interest based on a variable rate. Under the OID Regulations, interest is treated as payable at a variable rate if, generally, (i) the issue price does not exceed the original principal balance by more than a specified amount and (ii) the interest compounds or is payable at least annually at current values of (a) one or more "qualified floating rates",
(b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate", or (d) a single fixed rate and a single objective rate that is a "qualified inverse floating rate". A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds, where such rate is subject to a fixed multiple that is greater than 0.65, but not more than
1.35. Such rate may also be increased or decreased by a fixed spread or subject to a fixed cap or floor, or a cap or floor that is not reasonably expected as of the issue date to affect the yield of the instrument significantly. An objective rate (other than a qualified floating rate) is a rate that is determined using a single fixed formula and that is based on objective financial or economic information, provided that such information is not (i) within the control of the issuer or a related party or (ii) unique to the circumstances of the issuer or a related party. A qualified inverse floating rate is a rate equal to a fixed rate minus a qualified floating rate that inversely reflects contemporaneous variations in the cost of newly borrowed funds; an inverse floating rate that is not a qualified floating rate may nevertheless be an objective rate. A Class of Regular Certificates may be issued under this Prospectus that does not have a variable rate under the OID Regulations, for example, a Class that bears different rates at different times during the period it is outstanding such that it is considered significantly "front-loaded" or "back-loaded" within the meaning of the OID Regulations. It is possible that such a Class may be considered to bear "contingent interest" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to Regular Certificates. However, if final regulations dealing with contingent interest with respect to Regular Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion than would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Regular
Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate treatment of any Regular Certificate that does not pay interest at a fixed rate or variable rate as described in this paragraph.

     Under the REMIC Regulations, a Regular Certificate (i) bearing a rate that qualifies as a variable rate under the OID Regulations that is tied to current values of a variable rate (or the highest, lowest or average of two or more variable rates), including a rate based on the average cost of funds of one or more financial institutions, or a positive or negative multiple of such a rate (plus or minus a specified number of basis points), or that represents a weighted average of rates on some or all of the Mortgage Loans, including such a rate that is subject to one or more caps or floors, or (ii) bearing one or more such variable rates for one or more periods or one or more fixed rates for one or more periods, and a different variable rate or fixed rate for other periods qualifies as a regular interest in a REMIC. Accordingly, unless otherwise indicated in the applicable Prospectus Supplement, the Depositor intends to treat Regular Certificates that qualify as regular interests under this rule in the same manner as obligations bearing a variable rate for original issue discount reporting purposes.

     The amount of original issue discount with respect to a Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "Original Issue Discount" with the yield to maturity and future payments on such Regular Certificate generally to be determined by assuming that interest will be payable for the life of the Regular Certificate based on the initial rate (or, if different, the value of the applicable variable rate as of the pricing date) for the relevant Class. Unless otherwise specified in the applicable Prospectus Supplement, the Depositor intends to treat such variable interest as qualified stated interest, other than variable interest on an interest-only or super-premium Class, which will be treated as non-qualified stated interest includible in the stated redemption price at maturity. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.

     Although unclear under the OID Regulations, unless required otherwise by applicable final regulations, the Depositor intends to treat Regular
Certificates bearing an interest rate that is a weighted average of the net interest rates on Mortgage Loans or Mortgage Certificates having fixed or adjustable rates, as having qualified stated interest, except to the extent that initial "teaser" rates cause sufficiently "back-loaded" interest to create more than de minimis original issue discount. The yield on such Regular Certificates for purposes of accruing original issue discount will be a hypothetical fixed rate based on the fixed rates, in the case of fixed rate Mortgage Loans, and initial "teaser rates" followed by fully indexed rates, in the case of adjustable rate Mortgage Loans. In the case of adjustable rate Mortgage Loans, the applicable index used to compute interest on the Mortgage Loans in effect on the pricing date (or possibly the issue date) will be deemed to be in effect beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. Adjustments will be made in each accrual period either increasing or decreasing the amount of ordinary income reportable to reflect the actual Pass-Through Rate on the Regular Certificates.


     Deferred Interest

     Under the OID Regulations, all interest on a Regular Certificate as to which there may be Deferred Interest is includible in the stated redemption price at maturity thereof. Accordingly, any Deferred Interest that accrues with respect to a Class of Regular Certificates may constitute income to the holders of such Regular Certificates prior to the time distributions of cash with respect to such Deferred Interest are made.


     Market Discount

     A purchaser of a Regular Certificate also may be subject to the market discount rules of Code Section 1276 through 1278. Under these Code sections and the principles applied by the OID Regulations in the context of original issue discount, "market discount" is the amount by which the purchaser's original basis in the Regular Certificate (i) is exceeded by the then-current principal amount of the Regular Certificate or (ii) in the case of a Regular Certificate having original issue discount, is exceeded by the adjusted issue price of such Regular Certificate at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such Regular Certificate as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate or (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or in the case of a Regular Certificate issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a Regular Certificate over the interest distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Certificate for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Regular Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Regular Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which such election may be deemed to be made.

     Market discount with respect to a Regular Certificate will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Regular Certificate multiplied by the weighted average maturity of the Regular Certificate (determined as described above in the third paragraph under "Original Issue Discount") remaining after the date of purchase. It appears that de minimis market discount would be reported in a manner similar to de minimis original issue discount. See "Original Issue Discount" above. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules. Investors should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of the constant yield method.


     Premium

     A Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Regular Certificateholder holds such Regular Certificate as a "capital asset" within the meaning of Code Section 1221, the Regular
Certificateholder may elect under Code Section 171 to amortize such premium under the constant yield method. The Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that will apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Regular Certificates, although it is unclear whether the alternatives to the constant yield method described above under "Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a Regular Certificate rather than as a separate deduction item. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Code Section 171 election may be deemed to be made.


     Election to Treat All Interest Under the Constant Yield Method

     A holder of a debt instrument such as a Regular Certificate may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election, (i) "interest" includes stated interest, original issue discount, de minimis original issue discount, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium and (ii) the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis immediately after acquisition. It is unclear whether, for this purpose, the initial Prepayment Assumption would continue to apply or if a new prepayment assumption as of the date of the holder's acquisition would apply. A holder generally may make such an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all debt instruments acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Service. Investors should consult their own tax advisors regarding the advisability of making such an election.


     Sale or Exchange of Regular Certificates

     If a Regular Certificateholder sells or exchanges a Regular Certificate, the Regular Certificateholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the Regular Certificate. The adjusted basis of a Regular Certificate generally will equal the cost of the Regular Certificate to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Regular Certificate and reduced by amounts included in the stated redemption price at maturity of the Regular Certificate that were previously received by the seller, by any amortized premium and by previously recognized losses.

     Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Regular Certificate realized by an investor who holds the Regular Certificate as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the Regular Certificate has been held for the long-term capital gain holding period (currently more than one year). Such gain will be treated as ordinary income (i) if a Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior distribution of property that was held as a part of such transaction, (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if its yield on such Regular Certificate were 110% of the applicable Federal rate as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to the Regular Certificate. In addition, gain or loss recognized from the sale of a Regular Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code
Section 582(c). Capital gains of certain non-corporate taxpayers generally are subject to a lower maximum tax rate (28%) than ordinary income of such taxpayers (39.6%) for property held for more than one year but not more than 18 months, and a still lower maximum rate (20%) for property held for more than 18 months. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.


     Treatment of Losses

     Holders of Regular Certificates will be required to report income with respect to Regular Certificates on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans allocable to a particular class of Regular Certificates, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a Regular Certificate may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, investors are cautioned that while they may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the Internal Revenue Service may take the position that original issue discount must continue to be accrued in spite of its uncollectibility until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the rules of Code Section 166. To the extent the rules of Code Section 166 regarding bad debts are applicable, it appears that holders of Regular Certificates that are corporations or that otherwise hold the Regular Certificates in connection with a trade or business should in general be allowed to deduct as an ordinary loss any such loss sustained during the taxable year on account of any such Regular Certificates becoming wholly or partially worthless, and that, in general, holders of Regular Certificates that are not corporations and do not hold the Regular Certificates in connection with a trade or business will be allowed to deduct as a short-term capital loss any loss with respect to principal sustained during the taxable year on account of a portion of any class or subclass of such Regular Certificates becoming wholly worthless. Although the matter is not free from doubt, non-corporate holders of Regular Certificates should be allowed a bad debt deduction at such time as the principal balance of any class or subclass of such Regular Certificates is reduced to reflect losses resulting from any liquidated Mortgage Loans. The Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect such losses only after all Mortgage Loans remaining in the Trust Fund have been liquidated or such class of Regular Certificates has been otherwise retired. The Service could also assert that losses on the Regular Certificates are deductible based on some other method that may defer such deductions for all holders, such as reducing future cash flow for purposes of computing original issue discount. This may have the effect of creating "negative" original issue discount which would be deductible only against future positive original issue discount or otherwise upon termination of the Class. Holders of Regular Certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Regular Certificates. While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders, the Internal Revenue Service may take the position that losses attributable to accrued original issue discount may only be deducted as short-term capital losses by non-corporate holders not engaged in a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Regular Certificates.


Taxation of Residual Certificates


     Taxation of REMIC Income

     Generally, the "daily portions" of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of Residual Certificates ("Residual Certificateholders"), and will not be taxed separately to the REMIC Pool. The daily portions of REMIC taxable income or net loss of a Residual Certificateholder are determined by allocating the REMIC Pool's taxable income or net loss for each calendar quarter ratably to each day in such quarter and by allocating such daily portion among the Residual Certificateholders in proportion to their respective holdings of Residual Certificates in the REMIC Pool on such day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. The REMIC Pool's gross income includes interest, original issue discount income and market discount income, if any, on the Mortgage Loans, reduced by amortization of any premium on the Mortgage Loans, plus income from amortization of issue premium, if any, on the Regular Certificates, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the Regular Certificates. The REMIC Pool's deductions include interest and original issue discount expense on the Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses of the REMIC Pool and realized losses on the Mortgage Loans. The requirement that Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC Pool will continue until there are no Certificates of any class of the related series outstanding.

     The taxable income recognized by a Residual Certificateholder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with respect to the Mortgage Loans, on the one hand, and the timing of deductions for interest (including original issue discount) on the Regular Certificates or income from amortization of issue premium on the Regular Certificates, on the other hand. In the event that an interest in the Mortgage Loans is acquired by the REMIC Pool at a discount, and one or more of such Mortgage Loans is prepaid, the Residual Certificateholder may recognize taxable income without being entitled to receive a corresponding amount of cash because (i) the prepayment may be used in whole or in part to make distributions in reduction of principal on the Regular Certificates and
(ii) the discount on the Mortgage Loans which is includible in income may exceed the deduction allowed upon such distributions on those Regular Certificates on account of any unaccrued original issue discount relating to those Regular Certificates. When there is more than one class of Regular Certificates that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Certificates when distributions in reduction of principal are being made in respect of earlier classes of Regular Certificates to the extent that such classes are not issued with substantial discount. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on the later classes of Regular Certificates are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of such a series of Regular Certificates, may increase over time as distributions in reduction of principal are made on the lower yielding classes of Regular Certificates, whereas to the extent that the REMIC Pool includes fixed rate Mortgage Loans, interest income with respect to any given Mortgage Loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, Residual Certificateholders must have sufficient other sources of cash to pay any federal, state or local income taxes due as a result of such mismatching or unrelated deductions against which to offset such income, subject to the discussion of "excess inclusions" below under "Limitations on Offset or Exemption of REMIC Income". The timing of such mismatching of income and deductions described in this paragraph, if present with respect to a series of Certificates, may have a significant adverse effect upon the Residual
Certificateholder's after-tax rate of return. In addition, a Residual Certificateholder's taxable income during certain periods may exceed the income reflected by such Residual Certificateholder for such periods in accordance with generally accepted accounting principles. Investors should consult their own accountants concerning the accounting treatment of their investment in Residual Certificates.


     Basis and Losses

     The amount of any net loss of the REMIC Pool that may be taken into account by the Residual Certificateholder is limited to the adjusted basis of the Residual Certificate as of the close of the quarter (or time of disposition of the Residual Certificate if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a
Residual Certificate is the amount paid for such Residual Certificate. Such adjusted basis will be increased by the amount of taxable income of the REMIC Pool reportable by the Residual Certificateholder and will be decreased (but not below zero), first, by a cash distribution from the REMIC Pool and, second, by the amount of loss of the REMIC Pool reportable by the Residual Certificateholder. Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to the Residual Certificateholder as to whom such loss was disallowed and may be used by such Residual Certificateholder only to offset any income generated by the same REMIC Pool.

     A Residual Certificateholder will not be permitted to amortize directly the cost of its Residual Certificate as an offset to its share of the taxable income of the related REMIC Pool. However, that taxable income will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's basis in its assets. Such recovery of basis by the REMIC Pool will have the effect of amortization of the issue price of the Residual Certificates over their life. However, in view of the possible acceleration of the income of Residual Certificateholders described above under "Taxation of REMIC Income", the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Certificates.

     A Residual Certificate may have a negative value if the net present value of anticipated tax liabilities exceeds the present value of anticipated cash flows. The REMIC Regulations appear to treat the issue price of such a residual interest as zero rather than such negative amount for purposes of determining the REMIC Pool's basis in its assets. The preamble to the REMIC Regulations states that the Service may provide future guidance on the proper tax treatment of payments made by a transferor of such a residual interest to induce the transferee to acquire the interest, and Residual Certificateholders should consult their own tax advisors in this regard.

     Further, to the extent that the initial adjusted basis of a Residual Certificateholder (other than an original holder) in the Residual Certificate is greater that the corresponding portion of the REMIC Pool's basis in the Mortgage Loans, the Residual Certificateholder will not recover a portion of such basis until termination of the REMIC Pool unless future Treasury regulations provide for periodic adjustments to the REMIC income otherwise reportable by such holder. The REMIC Regulations currently in effect do not so provide. See "Treatment of Certain Items of REMIC Income and Expense--Market Discount" below regarding the basis of Mortgage Loans to the REMIC Pool and "Sale or Exchange of a Residual Certificate" below regarding possible treatment of a loss upon termination of the REMIC Pool as a capital loss.


     Treatment of Certain Items of REMIC Income and Expense

     Although the Depositor intends to compute REMIC income and expense in accordance with the Code and applicable regulations, the authorities regarding the determination of specific items of income and expense are subject to differing interpretations. The Depositor makes no representation as to the specific method that it will use for reporting income with respect to the Mortgage Loans and expenses with respect to the Regular Certificates, and different methods could result in different timing of reporting of taxable income or net loss to Residual Certificateholders or differences in capital gain versus ordinary income.

     Original Issue Discount and Premium. Generally, the REMIC Pool's deductions for original issue discount and income from amortization of issue premium will be determined in the same manner as original issue discount income on Regular Certificates as described above under "Taxation of Regular Certificates--Original Issue Discount" and "--Variable Rate Regular Certificates", without regard to the de minimis rule described therein, and "--Premium".

     Deferred Interest. Any Deferred Interest that accrues with respect to any adjustable rate Mortgage Loans held by the REMIC Pool will constitute income to the REMIC Pool and will be treated in a manner similar to the Deferred Interest that accrues with respect to Regular Certificates as described above under "Taxation of Regular Certificates--Deferred Interest".

     Market Discount. The REMIC Pool will have market discount income in respect of Mortgage Loans if, in general, the basis of the REMIC Pool allocable to such Mortgage Loans is exceeded by their unpaid principal balances. The REMIC Pool's basis in such Mortgage Loans is generally the fair market value of the Mortgage Loans immediately after the transfer thereof to the REMIC Pool. The REMIC Regulations provide that such basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC Pool (or the fair market value thereof at the Closing Date, in the case of a retained Class). In respect of Mortgage Loans that have market discount to which Code Section 1276 applies, the accrued portion of such market discount would be recognized currently as an item of ordinary income in a manner similar to original issue discount. Market discount income generally should accrue in the manner described above under "Taxation of Regular Certificates--Market Discount".

     Premium. Generally, if the basis of the REMIC Pool in the Mortgage Loans exceeds the unpaid principal balances thereof, the REMIC Pool will be considered to have acquired such Mortgage Loans at a premium equal to the amount of such excess. As stated above, the REMIC Pool's basis in Mortgage Loans is the fair market value of the Mortgage Loans, based on the aggregate of the issue prices (or the fair market value of retained Classes) of the regular and residual interests in the REMIC Pool immediately after the transfer thereof to the REMIC Pool. In a manner analogous to the discussion above under "Taxation of Regular Certificates--Premium", a REMIC Pool that holds a Mortgage Loan as a capital asset under Code Section 1221 may elect under Code Section 171 to amortize premium on whole mortgage loans or mortgage loans underlying MBS that were originated after September 27, 1985 or MBS that are REMIC regular interests under the constant yield method. Amortizable bond premium will be treated as an offset to interest income on the Mortgage Loans, rather than as a separate deduction item. To the extent that the mortgagors with respect to the Mortgage Loans are individuals, Code Section 171 will not be available for premium on Mortgage Loans (including underlying mortgage loans) originated on or prior to September 27, 1985. Premium with respect to such Mortgage Loans may be deductible in accordance with a reasonable method regularly employed by the holder thereof. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the Service may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.


      Limitations on Offset or Exemption of REMIC Income

     A portion or all of the REMIC taxable income includible in determining the federal income tax liability of a Residual Certificateholder will be subject to special treatment. That portion, referred to as the "excess inclusion", is equal to the excess of REMIC taxable income for the calendar quarter allocable to a Residual Certificate over the daily accruals for such quarterly period of (i) 120% of the long-term applicable Federal rate that would have applied to the Residual Certificate (if it were a debt instrument) on the Startup Day under Code Section 1274(d), multiplied by (ii) the adjusted issue price of such Residual Certificate at the beginning of such quarterly period. For this purpose, the adjusted issue price of a Residual Certificate at the beginning of a quarter is the issue price of the Residual Certificate, plus the amount of such daily accruals of REMIC income described in this paragraph for all prior quarters, decreased by any distributions made with respect to such Residual Certificate prior to the beginning of such quarterly period. Accordingly, the portion of the REMIC Pool's taxable income that will be treated as excess inclusions will be a larger portion of such income as the adjusted issue price of the Residual Certificates diminishes.

     The portion of a Residual Certificateholder's REMIC taxable income consisting of the excess inclusions generally may not be offset by other deductions, including net operating loss carryforwards, on such Residual Certificateholder's return. However, net operating loss carryovers are determined without regard to excess inclusion income. Further, if the Residual Certificateholder is an organization subject to the tax on unrelated business income imposed by Code Section 511, the Residual Certificateholder's excess inclusions will be treated as unrelated business taxable income of such Residual Certificateholder for purposes of Code Section 511. In addition, REMIC taxable income is subject to 30% withholding tax with respect to certain persons who are not U.S. Persons (as defined below under "Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors"), and the portion thereof attributable to excess inclusions is not eligible for any reduction in the rate of withholding tax (by treaty or otherwise). See "Taxation of Certain Foreign Investors--Residual Certificates" below. Finally, if a real estate investment trust or a regulated investment company owns a Residual Certificate, a portion (allocated under Treasury regulations yet to be issued) of dividends paid by the real estate investment trust or a regulated investment company could not be offset by net operating losses of its shareholders, would constitute unrelated business taxable income for tax-exempt shareholders, and would be ineligible for reduction of withholding to certain persons who are not U.S. Persons. The SBJPA of 1996 has eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from Residual Certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to Residual Certificates continuously held by thrift institutions since November 1, 1995.

     In addition, the SBJPA of 1996 provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a
Residual Certificateholder. First, alternative minimum taxable income for a Residual Certificateholder is determined without regard to the special rule, discussed above, that taxable income cannot be less than excess inclusions. Second, a Residual Certificateholder's alternative minimum taxable income for a taxable year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deduction must be computed without regard to any excess inclusions. These rules are effective for taxable years beginning after December 31, 1996, unless a Residual Certificateholder elects to have such rules apply only to taxable years beginning after August 20, 1996.


     Tax-Related Restrictions on Transfer of Residual Certificates

     Disqualified Organizations. If any legal or beneficial interest in a Residual Certificate is transferred to a Disqualified Organization (as defined below), a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such
Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The REMIC Regulations provide that the anticipated excess inclusions are based on actual prepayment experience to the date of the transfer and projected payments based on the Prepayment Assumption. The present value rate equals the applicable Federal rate under Code Section 1274(d) as of the date of the transfer for a term ending with the last calendar quarter in which excess inclusions are expected to accrue. Such a tax generally would be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent (including a broker, nominee or other middleman) for a Disqualified Organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The tax also may be waived by the Treasury Department if the Disqualified Organization promptly disposes of the residual interest and the transferor pays income tax at the highest corporate rate on the excess inclusions for the period the Residual Certificate is actually held by the Disqualified Organization.

     In addition, if a "Pass-Through Entity" (as defined below) has excess inclusion income with respect to a Residual Certificate during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of (i) the amount of excess inclusions on the Residual Certificate that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization, and (ii) the highest marginal federal corporate income tax rate. Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that it is not a Disqualified Organization or stating such holder's taxpayer identification number and, during the period such person is the record holder of the Residual Certificate, the Pass-Through Entity does not have actual knowledge that such affidavit is false.

     For these purposes, (i) "Disqualified Organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), and any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511, and (ii) "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis. Except as may be provided in Treasury regulations, any person holding an interest in a Pass-Through Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Through Entity.

     The Pooling Agreement with respect to a series of Certificates will provide that no legal or beneficial interest in a Residual Certificate may be transferred unless (i) the proposed transferee provides to the transferor and the Trustee an affidavit providing its taxpayer identification number and stating that such transferee is the beneficial owner of the Residual Certificate, is not a Disqualified Organization and is not purchasing such
Residual Certificates on behalf of a Disqualified Organization (i.e., as a broker, nominee or middleman thereof), and (ii) the transferor provides a statement in writing to the Depositor and the Trustee that it has no actual knowledge that such affidavit is false. Moreover, the Pooling Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each Residual Certificate with respect to a series will bear a legend referring to such restrictions on transfer, and each Residual Certificateholder will be deemed to have agreed, as a condition of ownership thereof, to any amendments to the related Pooling Agreement required under the Code or applicable Treasury regulations to effectuate the foregoing restrictions. Information necessary to compute an applicable excise tax must be furnished to the Service and to the requesting party within 60 days of the request, and the Depositor or the Trustee may charge a fee for computing and providing such information.

     Noneconomic Residual Interests. The REMIC Regulations would disregard certain transfers of Residual Certificates, in which case the transferor would continue to be treated as the owner of the Residual Certificates and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC Pool. Under the REMIC Regulations, a transfer of a "noneconomic residual interest" (as defined below) to a Residual Certificateholder (other than a Residual Certificateholder who is not a U.S. Person, as defined below under "Foreign Investors") is disregarded for all federal income tax purposes if a significant purpose of the transferor is to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of the transfer, (i) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under "Disqualified Organizations". The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee historically had paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they came due in the future, and (ii) the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, the transferee may incur tax liabilities in excess of cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due. The Pooling Agreement with respect to each series of Certificates will require the transferee of a Residual Certificate to certify to the matters in the preceding sentence as part of the affidavit described above under the heading "Disqualified Organizations". The transferor must have no actual knowledge or reason to know that such statements are false.

     Foreign Investors. The REMIC Regulations provide that the transfer of a Residual Certificate that has "tax avoidance potential" to a "foreign person" will be disregarded for all federal tax purposes. This rule appears intended to apply to a transferee who is not a "U.S. Person" (as defined below), unless such transferee's income is effectively connected with the conduct of a trade or business within the United States. A Residual Certificate is deemed to have tax avoidance potential unless, at the time of the transfer, (i) the future value of expected distributions equals at least 30% of the anticipated excess inclusions after the transfer, and (ii) the transferor reasonably expects that the transferee will receive sufficient distributions from the REMIC Pool at or after the time at which the excess inclusions accrue and prior to the end of the next succeeding taxable year for the accumulated withholding tax liability to be paid. If the non-U.S. Person transfers the Residual Certificate back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

     The Prospectus Supplement relating to a series of Certificates may provide that a Residual Certificate may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which such a transfer may be made. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership (except to the extent provided in the applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if (A) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust, or (B) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income (or, to the extent provided on the applicable Treasury regulations, certain trusts in existence on August 20, 1996, which are eligible to elect to be treated as U.S. Persons).


     Sale or Exchange of a Residual Certificate

     Upon the sale or exchange of a Residual Certificate, the Residual Certificateholder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under "Taxation of Residual Certificates--Basis and Losses") of such Residual Certificateholder in such Residual Certificate at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC Pool, a Residual Certificateholder will have taxable income to the extent that any cash distribution to it from the REMIC Pool exceeds such adjusted basis on that Distribution Date. Such income will be treated as gain from the sale or exchange of the Residual Certificate. It is possible that the termination of the REMIC Pool may be treated as a sale or exchange of a Residual Certificateholder's Residual Certificate, in which case, if the Residual Certificateholder has an adjusted basis in such Residual Certificateholder's Residual Certificate remaining when its interest in the REMIC Pool terminates, and if such Residual Certificateholder holds such Residual Certificate as a capital asset under Code Section 1221, then such Residual Certificateholder will recognize a capital loss at that time in the amount of such remaining adjusted basis.

     Any gain on the sale of a Residual Certificate will be treated as ordinary income (i) if a Residual Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Residual Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. In addition, gain or loss recognized from the sale of a Residual Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c).

     The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury regulations yet to be issued, the wash sale rules of Code
Section 1091 will apply to dispositions of Residual Certificates where the seller of the Residual Certificate, during the period beginning six months before the sale or disposition of the Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Section 1091) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Certificate.


     Mark to Market Regulations

     The Service has issued regulations (the "Mark to Market Regulations") under Code Section 475 relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities of a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark to Market Regulations provide that, for purposes of this mark-to-market requirement, a Residual Certificate is not treated as a security and thus may not be marked to market. The Mark to Market Regulations apply to all Residual Certificates acquired on or after January 4, 1995.


Taxes That May Be Imposed on the REMIC Pool


     Prohibited Transactions

     Income from certain transactions by the REMIC Pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Certificateholders, but rather will be taxed directly to the REMIC Pool at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the REMIC Pool or (d) a qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC Pool is permitted to hold, (iii) the receipt of compensation for services or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding (i) and (iv), it is not a prohibited transaction to sell REMIC Pool property to prevent a default on Regular Certificates as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the Certificates is outstanding). The REMIC Regulations indicate that the modification of a Mortgage Loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the Mortgage Loan, the waiver of a due-on-sale or due-on-encumbrance clause or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate Mortgage Loan.


     Contributions to the REMIC Pool After the Startup Day

     In general, the REMIC Pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC Pool after the Startup Day. Exceptions are provided for cash contributions to the REMIC Pool (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a Residual Certificateholder, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call and (v) as otherwise permitted in Treasury regulations yet to be issued.


     Net Income from Foreclosure Property

     The REMIC Pool will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by deed in lieu of foreclosure would be treated as "foreclosure property" for a period ending with the third calendar year following the year of acquisition of such property, with a possible extension. Net income from foreclosure property generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

     It is not anticipated that the REMIC Pool will receive income or contributions subject to tax under the preceding three paragraphs, except as described in the applicable Prospectus Supplement with respect to net income from foreclosure property on a commercial or multifamily residential property that secured a Mortgage Loan. In addition, unless otherwise disclosed in the applicable Prospectus Supplement, it is not anticipated that any material state income or franchise tax will be imposed on a REMIC Pool.


Liquidation of the REMIC Pool

     If a REMIC Pool adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC Pool's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on the date of the adoption of the plan of liquidation, the REMIC Pool will not be subject to the prohibited transaction rules on the sale of its assets, provided that the REMIC Pool credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of Regular Certificates and Residual Certificateholders within the 90-day period.


Administrative Matters

     The REMIC Pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for such income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Trustee will be required to sign the REMIC Pool's returns. Treasury regulations provide that, except where there is a single Residual Certificateholder for an entire taxable year, the REMIC Pool will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the Service of any adjustments to, among other things, items of REMIC income, gain, loss, deduction or credit in a unified administrative proceeding. The Residual Certificateholder owning the largest percentage interest in the Residual Certificates will be obligated to act as "tax matters person", as defined in applicable Treasury regulations, with respect to the REMIC Pool. Each Residual Certificateholder will be deemed, by acceptance of such Residual Certificates, to have agreed (i) to the appointment of the tax matters person as provided in the preceding sentence and (ii) to the irrevocable designation of the Master Servicer as agent for performing the functions of the tax matters person.


Limitations on Deduction of Certain Expenses

     An investor who is an individual, estate or trust will be subject to limitation with respect to certain itemized deductions described in Code Section 67, to the extent that such itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000 ($50,000 in the case of a married individual filing a separate return) (subject to adjustments for inflation) or
(ii) 80% of the amount of itemized deductions otherwise allowable for such year. In the case of a REMIC Pool, such deductions may include deductions under Code
Section 212 for the servicing fee and all administrative and other expenses relating to the REMIC Pool, or any similar expenses allocated to the REMIC Pool with respect to a regular interest it holds in another REMIC. Such investors who hold REMIC Certificates either directly or indirectly through certain pass-through entities may have their pro rata share of such expenses allocated to them as additional gross income, but may be subject to such limitation on deductions. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Temporary Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of Residual Certificates in the case of a REMIC Pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, such additional gross income and limitation on deductions will apply to the allocable portion of such expenses to holders of Regular Certificates, as well as holders of Residual Certificates, where such Regular Certificates are issued in a manner that is similar to pass-through certificates in a fixed investment trust. In general, such allocable portion will be determined based on the ratio that a REMIC Certificateholder's income, determined on a daily basis, bears to the income of all holders of Regular Certificates and Residual Certificates with respect to a REMIC Pool. As a result, individuals, estates or trusts holding REMIC Certificates (either directly or indirectly through a grantor trust, partnership, S corporation, REMIC, or certain other pass-through entities described in the foregoing temporary Treasury regulations) may have taxable income in excess of the interest income at the pass-through rate on Regular Certificates that are issued in a single Class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on Residual Certificates. Unless otherwise indicated in the applicable Prospectus Supplement, all such expenses will be allocable to the Residual Certificates.


Taxation of Certain Foreign Investors


     Regular Certificates

     Interest, including original issue discount, distributable to Regular Certificateholders who are non-resident aliens, foreign corporations, or other Non-U.S. Persons (as defined below), will be considered "portfolio interest" and, therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person (i) is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code Section 881(c)(3)(C) and (ii) provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating, among other things, that the beneficial owner of the Regular Certificate is a Non-U.S. Person. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Regular Certificate is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Prepayment Premiums distributable to Regular Certificateholders who are Non-U.S. Persons may be subject to 30% United States withholding tax. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Regular Certificate. The term "Non-U.S. Person" means any person who is not a U.S. Person.


     Residual Certificates

     The Conference Committee Report to the 1986 Act indicates that amounts paid to Residual Certificateholders who are Non-U.S. Persons are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Treasury regulations provide that amounts distributed to Residual Certificateholders may qualify as "portfolio interest", subject to the conditions described in "Regular Certificates" above, but only to the extent that (i) the Mortgage Loans (including mortgage loans underlying MBS) were issued after July 18, 1984 and (ii) the Trust Fund or segregated pool of assets therein (as to which a separate REMIC election will be made), to which the Residual Certificate relates, consists of obligations issued in "registered form" within the meaning of Code Section 163(f)(1). Generally, whole mortgage loans will not be, but MBS and regular interests in another REMIC Pool will be, considered obligations issued in registered form. Furthermore, a Residual Certificateholder will not be entitled to any exemption from the 30% withholding tax (or lower treaty rate) to the extent of that portion of REMIC taxable income that constitutes an "excess inclusion". See "Taxation of Residual Certificates--Limitations on Offset or Exemption of REMIC Income". If the amounts paid to Residual Certificateholders who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Persons, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. If 30% (or lower treaty rate) withholding is applicable, such amounts generally will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the Residual Certificate is disposed of) under rules similar to withholding upon disposition of debt instruments that have original issue discount. See "Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors" above concerning the disregard of certain transfers having "tax avoidance potential". Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Residual Certificates.


Backup Withholding

     Distributions made on the Regular Certificates, and proceeds from the sale of the Regular Certificates to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 of 31% on "reportable payments" (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the Regular Certificateholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Trustee, its agent or the broker who effected the sale of the Regular Certificate, or such Certificateholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the Regular Certificates would be refunded by the Service or allowed as a credit against the Regular Certificateholder's federal income tax liability.


Reporting Requirements

     Reports of accrued interest, original issue discount and information necessary to compute the accrual of any market discount on the Regular Certificates will be made annually to the Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Certificates or beneficial owners who own Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Service Publication 938 with respect to a particular series of Regular Certificates. Holders through nominees must request such information from the nominee.

     The Service's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC Pool to each Residual Certificateholder by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC Pool is in existence.

     Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to Residual Certificateholders, furnished annually, if applicable, to holders of Regular Certificates, and filed annually with the Service concerning Code Section 67 expenses (see "Limitations on Deduction of Certain Expenses" above) allocable to such holders. Furthermore, under such regulations, information must be furnished quarterly to Residual Certificateholders, furnished annually to holders of Regular Certificates, and filed annually with the Service concerning the percentage of the REMIC Pool's assets meeting the qualified asset tests described above under "Status of REMIC Certificates".


               Federal Income Tax Consequences For Certificates as
                       to Which No REMIC Election Is Made


Standard Certificates


     General

     In the event that no election is made to treat a Trust Fund (or a segregated pool of assets therein) with respect to a series of Certificates that are not designated as "Stripped Certificates", as described below, as a REMIC (Certificates of such a series hereinafter referred to as "Standard Certificates"), the Trust Fund will be classified as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i). Where there is no fixed retained yield with respect to the Mortgage Loans underlying the Standard Certificates, the holder of each such Standard Certificate (a "Standard Certificateholder") in such series will be treated as the owner of a pro rata undivided interest in the ordinary income and corpus portions of the Trust Fund represented by its Standard Certificate and will be considered the beneficial owner of a pro rata undivided interest in each of the Mortgage Loans, subject to the discussion below under "Recharacterization of Servicing Fees". Accordingly, the holder of a Standard Certificate of a particular series will be required to report on its federal income tax return its pro rata share of the entire income from the Mortgage Loans represented by its Standard Certificate, including interest at the coupon rate on such Mortgage Loans, original issue discount (if any), prepayment fees, assumption fees, and late payment charges received by the Master Servicer, in accordance with such Standard Certificateholder's method of accounting. A Standard Certificateholder generally will be able to deduct its share of the servicing fee and all administrative and other expenses of the Trust Fund in accordance with its method of accounting, provided that such amounts are reasonable compensation for services rendered to that Trust Fund. However, investors who are individuals, estates or trusts who own Standard Certificates, either directly or indirectly through certain pass-through entities, will be subject to limitation with respect to certain itemized deductions described in Code Section 67, including deductions under Code Section 212 for the servicing fee and all such administrative and other expenses of the Trust Fund, to the extent that such deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000 ($50,000 in the case of a married individual filing a separate return) (subject to adjustments for inflation), or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. As a result, such investors holding Standard Certificates, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate amount of cash received on such Standard Certificates with respect to interest at the pass-through rate on such Standard Certificates. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Moreover, where there is fixed retained yield with respect to the Mortgage Loans underlying a series of Standard Certificates or where the servicing fee is in excess of reasonable servicing compensation, the transaction will be subject to the application of the "stripped bond" and "stripped coupon" rules of the Code, as described below under "Stripped Certificates" and "Recharacterization of Servicing Fees", respectively.


     Tax Status

     Standard Certificates will have the following status for federal income tax purposes:

     1. A Standard Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) will be considered to represent "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), provided that the real property securing the Mortgage Loans represented by that Standard Certificate is of the type described in such section of the Code.

     2. A Standard Certificate owned by a real estate investment trust will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(5)(A) to the extent that the assets of the related Trust Fund consist of qualified assets, and interest income on such assets will be considered "interest on obligations secured by mortgages on real property" to such extent within the meaning of Code Section 856(c)(3)(B).

     3. A Standard Certificate owned by a REMIC will be considered to represent an "obligation . . . which is principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A) to the extent that the assets of the related Trust Fund consist of "qualified mortgages" within the meaning of Code Section 860G(a)(3).


     Premium and Discount

     Standard Certificateholders are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of Standard Certificates or thereafter.

     Premium. The treatment of premium incurred upon the purchase of a Standard Certificate will be determined generally as described above under "Certain
Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Treatment of Certain Items of REMIC Income and Expense--Premium".

     Original Issue Discount. The original issue discount rules will be applicable to a Standard Certificateholder's interest in those Mortgage Loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgages in an amount greater than a statutory de minimis exception, including a payment of points currently deductible by the borrower under applicable Code provisions or, under certain circumstances, by the presence of "teaser rates" on the Mortgage Loans.

     Original issue discount must generally be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest, in advance of the cash attributable to such income. Unless indicated otherwise in the applicable Prospectus Supplement, no prepayment assumption will be assumed for purposes of such accrual. However, Code Section 1272 provides for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such Mortgage Loans acquired by a Standard Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Loans, no original issue discount attributable to the difference between the issue price and the original principal amount of such Mortgage Loans (i.e., points) will be includible by such holder.

     Market Discount. Standard Certificateholders also will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the Mortgage Loans will be determined and will be reported as ordinary income generally in the manner described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount", except that the ratable accrual methods described therein will not apply and it is unclear whether a Prepayment Assumption would apply. Rather, the holder will accrue market discount pro rata over the life of the Mortgage Loans, unless the constant yield method is elected. Unless indicated otherwise in the applicable Prospectus Supplement, no prepayment assumption will be assumed for purposes of such accrual.


     Recharacterization of Servicing Fees

     If the servicing fee paid to the Master Servicer were deemed to exceed reasonable servicing compensation, the amount of such excess would represent neither income nor a deduction to Certificateholders. In this regard, there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the Standard Certificate, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that such amount would exceed reasonable servicing compensation as to some of the Mortgage Loans would be increased.
Service guidance indicates that a servicing fee in excess of reasonable compensation ("excess servicing") will cause the Mortgage Loans to be treated under the "stripped bond" rules. Such guidance provides safe harbors for servicing deemed to be reasonable and requires taxpayers to demonstrate that the value of servicing fees in excess of such amounts is not greater than the value of the services provided.

     Accordingly, if the Service's approach is upheld, a servicer who receives a servicing fee in excess of such amounts would be viewed as retaining an ownership interest in a portion of the interest payments on the Mortgage Loans. Under the rules of Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of such Mortgage Loans as "stripped coupons" and "stripped bonds". Subject to the de minimis rule discussed below under "--Stripped Certificates", each stripped bond or stripped coupon could be considered for this purpose as a non-interest bearing obligation issued on the date of issue of the Standard Certificates, and the original issue discount rules of the Code would apply to the holder thereof. While Standard Certificateholders would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of such trust could be viewed as excluding the portion of the Mortgage Loans the ownership of which is attributed to the Master Servicer, or as including such portion as a second class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple classes of ownership interests is incidental to that purpose. In general, such a recharacterization should not have any significant effect upon the timing or amount of income reported by a Standard Certificateholder, except that the income reported by a cash method holder may be slightly accelerated. See "Stripped Certificates" below for a further description of the federal income tax treatment of stripped bonds and stripped coupons.


     Sale or Exchange of Standard Certificates

     Upon sale or exchange of a Standard Certificate, a Standard Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the Mortgage Loans and the other assets represented by the Standard Certificate. In general, the aggregate adjusted basis will equal the Standard Certificateholder's cost for the Standard Certificate, increased by the amount of any income previously reported with respect to the Standard Certificate and decreased by the amount of any losses previously reported with respect to the Standard Certificate and the amount of any distributions received thereon. Except as provided above with respect to market discount on any Mortgage Loans, and except for certain financial institutions subject to the provisions of Code Section 582(c), any such gain or loss would be capital gain or loss if the Standard Certificate was held as a capital asset. However, gain on the sale of a Standard Certificate will be treated as ordinary income (i) if a Standard Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Standard Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. Capital gains of certain non-corporate taxpayers generally are subject to a lower maximum tax rate (28%) than ordinary income of such taxpayers (39.6%) for property held for more than one year but not more than 18 months, and a still lower maximum rate (20%) for property held for more than 18 months. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.


Stripped Certificates


     General

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of this discussion, Certificates that are subject to those rules will be referred to as "Stripped Certificates". Stripped Certificates include "Stripped Interest Certificates" and "Stripped Principal Certificates" (as defined in this Prospectus) as to which no REMIC election is made.

     The Certificates will be subject to those rules if (i) the Depositor or any of its affiliates retains (for its own account or for purposes of resale), in the form of fixed retained yield or otherwise, an ownership interest in a portion of the payments on the Mortgage Loans, (ii) the Master Servicer is treated as having an ownership interest in the Mortgage Loans to the extent it is paid (or retains) servicing compensation in an amount greater than reasonable consideration for servicing the Mortgage Loans (see "Standard Certificates--Recharacterization of Servicing Fees" above) and (iii) Certificates are issued in two or more classes or subclasses representing the right to non-pro-rata percentages of the interest and principal payments on the Mortgage Loans.

     In general, a holder of a Stripped Certificate will be considered to own "stripped bonds" with respect to its pro rata share of all or a portion of the principal payments on each Mortgage Loan and/or "stripped coupons" with respect to its pro rata share of all or a portion of the interest payments on each Mortgage Loan, including the Stripped Certificate's allocable share of the servicing fees paid to the Master Servicer, to the extent that such fees represent reasonable compensation for services rendered. See discussion above under "Standard Certificates--Recharacterization of Servicing Fees". Although not free from doubt, for purposes of reporting to Stripped Certificateholders, the servicing fees will be allocated to the Stripped Certificates in proportion to the respective entitlements to distributions of each class (or subclass) of Stripped Certificates for the related period or periods. The holder of a Stripped Certificate generally will be entitled to a deduction each year in respect of the servicing fees, as described above under "Standard Certificates--General", subject to the limitation described therein.

     Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued at an original issue discount on the date that such stripped interest is purchased. Although the treatment of Stripped Certificates for federal income tax purposes is not clear in certain respects at this time, particularly where such Stripped Certificates are issued with respect to a Mortgage Pool containing variable-rate Mortgage Loans, the Depositor has been advised by counsel that (i) the Trust Fund will be treated as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code
Section 7701(i), and (ii) each Stripped Certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. This treatment is based on the interrelationship of Code Section 1286, Code Sections 1272 through 1275, and the OID Regulations. While under Code Section 1286 computations with respect to Stripped Certificates arguably should be made in one of the ways described below under "Taxation of Stripped Certificates--Possible Alternative Characterizations," the OID Regulations state, in general, that two or more debt instruments issued by a single issuer to a single investor in a single transaction should be treated as a single debt instrument for original issue discount purposes. The Pooling Agreement requires that the Trustee make and report all computations described below using this aggregate approach, unless substantial legal authority requires otherwise.

     Furthermore, Treasury regulations issued December 28, 1992 provide for the treatment of a Stripped Certificate as a single debt instrument issued on the date it is purchased for purposes of calculating any original issue discount. In addition, under these regulations, a Stripped Certificate that represents a right to payments of both interest and principal may be viewed either as issued with original issue discount or market discount (as described below), at a de minimis original issue discount, or, presumably, at a premium. This treatment suggests that the interest component of such a Stripped Certificate would be treated as qualified stated interest under the OID Regulations. Further, these final regulations provide that the purchaser of such a Stripped Certificate will be required to account for any discount as market discount rather than original issue discount if either (i) the initial discount with respect to the Stripped Certificate was treated as zero under the de minimis rule, or (ii) no more than 100 basis points in excess of reasonable servicing is stripped off the related Mortgage Loans. Any such market discount would be reportable as described under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount," without regard to the de minimis rule therein, assuming that a prepayment assumption is employed in such computation.


     Status of Stripped Certificates

     No specific legal authority exists as to whether the character of the Stripped Certificates, for federal income tax purposes, will be the same as that of the Mortgage Loans. Although the issue is not free from doubt, counsel has advised the Depositor that Stripped Certificates owned by applicable holders should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(5)(A), "obligation[s] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A), and "loans . .
 . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest (including original issue discount) income attributable to Stripped Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the Mortgage Loans and interest on such Mortgage Loans qualify for such treatment.


     Taxation of Stripped Certificates

     Original Issue Discount. Except as described above under "General", each Stripped Certificate will be considered to have been issued at an original issue discount for federal income tax purposes. Original issue discount with respect to a Stripped Certificate must be included in ordinary income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to such income. Based in part on the OID Regulations and the amendments to the original issue discount sections of the Code made by the 1986 Act, the amount of original issue discount required to be included in the income of a holder of a Stripped Certificate (referred to in this discussion as a "Stripped Certificateholder") in any taxable year likely will be computed generally as described above under "Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Original Issue Discount" and "--Variable Rate Regular Certificates". However, with the apparent exception of a Stripped Certificate qualifying as a market discount obligation, as described above under "General", the issue price of a Stripped Certificate will be the purchase price paid by each holder thereof, and the stated redemption price at maturity will include the aggregate amount of the payments, other than qualified stated interest to be made on the Stripped Certificate to such Stripped Certificateholder, presumably under the Prepayment Assumption.

     If the Mortgage Loans prepay at a rate either faster or slower than that under the Prepayment Assumption, a Stripped Certificateholder's recognition of original issue discount will be either accelerated or decelerated and the amount of such original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each Mortgage Loan represented by such Stripped Certificateholder's Stripped Certificate. While the matter is not free from doubt, the holder of a Stripped Certificate should be entitled in the year that it becomes certain (assuming no further prepayments) that the holder will not recover a portion of its adjusted basis in such Stripped Certificate to recognize an ordinary loss equal to such portion of unrecoverable basis.

     As an alternative to the method described above, the fact that some or all of the interest payments with respect to the Stripped Certificates will not be made if the Mortgage Loans are prepaid could lead to the interpretation that such interest payments are "contingent" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to prepayable securities such as the Stripped Certificates. However, if final regulations dealing with contingent interest with respect to the Stripped Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion that would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Stripped Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate tax treatment of Stripped Certificates.

     Sale or Exchange of Stripped Certificates. Sale or exchange of a Stripped Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the Stripped Certificateholder's adjusted basis in such Stripped Certificate, as described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Sale or Exchange of Regular Certificates". To the extent that a subsequent purchaser's purchase price is exceeded by the remaining payments on the Stripped Certificates, such subsequent purchaser will be required for federal income tax purposes to accrue and report such excess as if it were original issue discount in the manner described above. It is not clear for this purpose whether the assumed prepayment rate that is to be used in the case of a Stripped Certificateholder other than an original Stripped Certificateholder should be the Prepayment Assumption or a new rate based on the circumstances at the date of subsequent purchase.

     Purchase of More Than One Class of Stripped Certificates. Where an investor purchases more than one class of Stripped Certificates, it is currently unclear whether for federal income tax purposes such classes of Stripped Certificates should be treated separately or aggregated for purposes of the rules described above.

     Possible Alternative Characterizations. The characterizations of the Stripped Certificates discussed above are not the only possible interpretations of the applicable Code provisions. For example, the Stripped Certificateholder may be treated as the owner of (i) one installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to principal on each Mortgage Loan and a second installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to interest on each Mortgage Loan, (ii) as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each Mortgage Loan or
(iii) a separate installment obligation for each Mortgage Loan, representing the Stripped Certificate's pro rata share of payments of principal and/or interest to be made with respect thereto. Alternatively, the holder of one or more classes of Stripped Certificates may be treated as the owner of a pro rata fractional undivided interest in each Mortgage Loan to the extent that such Stripped Certificate, or classes of Stripped Certificates in the aggregate, represent the same pro rata portion of principal and interest on each such Mortgage Loan, and a stripped bond or stripped coupon (as the case may be), treated as an installment obligation or contingent payment obligation, as to the remainder. Final regulations issued on December 28, 1992 regarding original issue discount on stripped obligations make the foregoing interpretations less likely to be applicable. The preamble to those regulations states that they are premised on the assumption that an aggregation approach is appropriate for determining whether original issue discount on a stripped bond or stripped coupon is de minimis, and solicits comments on appropriate rules for aggregating stripped bonds and stripped coupons under Code Section 1286.

     Because of these possible varying characterizations of Stripped Certificates and the resultant differing treatment of income recognition, Stripped Certificateholders are urged to consult their own tax advisors regarding the proper treatment of Stripped Certificates for federal income tax purposes.


Reporting Requirements and Backup Withholding

     The Trustee will furnish, within a reasonable time after the end of each calendar year, to each Standard Certificateholder or Stripped Certificateholder at any time during such year, such information (prepared on the basis described above) as the Trustee deems to be necessary or desirable to enable such Certificateholders to prepare their federal income tax returns. Such information will include the amount of original issue discount accrued on Certificates held by persons other than Certificateholders exempted from the reporting requirements. The amounts required to be reported by the Trustee may not be equal to the proper amount of original issue discount required to be reported as taxable income by a Certificateholder, other than an original Certificateholder that purchased at the issue price. In particular, in the case of Stripped Certificates, unless provided otherwise in the applicable Prospectus Supplement, such reporting will be based upon a representative initial offering price of each class of Stripped Certificates. The Trustee will also file such original issue discount information with the Service. If a Certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a Certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, 31% backup withholding may be required in respect of any reportable payments, as described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Backup Withholding".


Taxation of Certain Foreign Investors

     To the extent that a Certificate evidences ownership in Mortgage Loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442 to nonresident aliens, foreign corporations, or other Non-U.S. Persons generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the Standard Certificateholder or Stripped
Certificateholder on original issue discount recognized by the Standard Certificateholder or Stripped Certificateholders on the sale or exchange of such a Certificate also will be subject to federal income tax at the same rate.

         Treasury regulations provide that interest or original issue discount paid by the Trustee or other withholding agent to a Non-U.S. Person evidencing ownership interest in Mortgage Loans issued after July 18, 1984 will be "portfolio interest" and will be treated in the manner, and such persons will be subject to the same certification requirements, described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Certain Foreign Investors--Regular Certificates".


                       STATE AND OTHER TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences", potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.


                              ERISA CONSIDERATIONS


General

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, collective investment funds, insurance company and separate accounts and some insurance company general accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (all of which are hereinafter referred to as "Plans"), and on persons who are fiduciaries with respect to Plans, in connection with the investment of Plan assets. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Offered Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, ERISA and the Code prohibit a broad range of transactions involving assets of a Plan and persons ("Parties in Interest") who have certain specified relationships to the Plan, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in
Section 406 of ERISA and Section 4975 of the Code. Special caution should be exercised before the assets of a Plan are used to purchase a Certificate if, with respect to such assets, the Depositor, the Master Servicer or the Trustee or an affiliate thereof, either: (a) has investment discretion with respect to the investment of such assets of such Plan; or (b) has authority or responsibility to give, or regularly gives investment advice with respect to such assets for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular investment needs of the Plan.

     Before purchasing any Offered Certificates, a Plan fiduciary should consult with its counsel and determine whether there exists any prohibition to such purchase under the requirements of ERISA, whether any prohibited transaction class-exemption or any individual administrative prohibited transaction exemption (as described below) applies, including whether the appropriate conditions set forth therein would be met, or whether any statutory prohibited transaction exemption is applicable, and further should consult the applicable Prospectus Supplement relating to such Series of Certificates.


Plan Asset Regulations

     A Plan's investment in Certificates may cause the Trust Assets to be deemed Plan assets. Section 2510.3-101 of the regulations of the United States Department of Labor ("DOL") provides that when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable to this discussion apply, or unless the equity participation in the entity by "benefit plan investors" (that is, Plans and certain employee benefit plans not subject to ERISA) is not "significant". For this purpose, in general, equity participation in a Trust Fund will be "significant" on any date if, immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors.

     Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Trust Assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as a Master Servicer, a Special Servicer or any Sub-Servicer, may be deemed to be a Plan "fiduciary" with respect to the investing Plan, and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code. In addition, if the Trust Assets constitute Plan assets, the purchase of Certificates by a Plan, as well as the operation of the Trust Fund, may constitute or involve a prohibited transaction under ERISA and the Code.


Administrative Exemptions

     Several underwriters of mortgage-backed securities have applied for and obtained individual administrative ERISA prohibited transaction exemptions which can only apply to the purchase and holding of mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an exemption might be applicable to a Series of Certificates, the related Prospectus Supplement will refer to such possibility, as well as provide a summary of the conditions to the applicability.


Unrelated Business Taxable Income; Residual Certificates

     The purchase of a Residual Certificate by any employee benefit plan qualified under Code Section 401(a) and exempt from taxation under Code Section 501(a), including most varieties of ERISA Plans, may give rise to "unrelated business taxable income" as described in Code Sections 511-515 and 860E. Further, prior to the purchase of Residual Certificates, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing a Residual Certificate on behalf of, a "Disqualified Organization," which term as defined above includes certain tax-exempt entities not subject to Code Section 511 including certain governmental plans, as discussed above under the caption "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations."

     Due to the complexity of these rules and the penalties imposed upon persons involved in prohibited transactions, it is particularly important that potential investors who are Plan fiduciaries consult with their counsel regarding the consequences under ERISA of their acquisition and ownership of Certificates.

     The sale of Certificates to an employee benefit plan is in no respect a representation by the Depositor or the Underwriter that this investment meets all relevant legal requirements with respect to investments by plans generally or by any particular plan, or that this investment is appropriate for plans generally or for any particular plan.


                                LEGAL INVESTMENT

     The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), only if so specified in the related Prospectus Supplement. The appropriate characterization of those Certificates not qualifying as "mortgage related securities" ("Non-SMMEA Certificates") under various legal investment restriction, and thus the ability of investors subject to these restrictions to purchase such Certificates, may be subject to significant interpretive uncertainties. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

     Generally, only classes of Offered Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies and (ii) are part of a series evidencing interests in a Trust Fund consisting of loans originated by certain types of Originators as specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. As "mortgage related securities," such classes will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies, trustees and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, a number of states enacted legislation on or prior to the October 3, 1991 cut-off for such enactments limiting to various extents the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities," secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to Section 347 of the Riegle Community Development and Regulatory Improvement Act of 1994, which amended the definition of "mortgage related security" (effective December 31, 1996) to include, in relevant part, Certificates satisfying the rating and qualified Originator requirements for "mortgage related securities," but evidencing interests in a Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state regulated entities in such types of Certificates. Accordingly, the investors affected by any such state legislation will be authorized to invest in Offered Certificates qualifying as "mortgage related securities" only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C.
Section 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, the Office of the Comptroller of the Currency (the "OCC") has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. Section 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12 C.F.R. ss.1.2(1) to include certain "commercial mortgage-related securities" and "residential mortgage-related securities." As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any class of Certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. Federal credit unions should review National Credit Union Adminstration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The NCUA has adopted rules, codified as 12 C.F.R. Section 703.5(f)-(k), which prohibit federal credit unions from investing in certain mortgage related securities (including securities such as certain classes of the Offered Certificates), except under limited circumstances. Effective January 1, 1998, the NCUA has amended its rules governing investments by federal credit unions at 12 C.F.R. Part 703; the revised rules will permit investments in "mortgage related securities" under certain limited circumstances, but will prohibit investments in stripped mortgage related securities, residual interests in mortgage related securities, and commercial mortgage related securities, unless the credit union has obtained written approval from the NCUA to participate in the "investment pilot program" described in 12 C.F.R. Section 703.140.

     All depository institutions considering an investment in the Offered Certificates should review the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992, as revised April 15, 1994 (the "Policy
Statement") of the Federal Financial Institutions Examination Council (the "FFIEC"). The Policy Statement, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Depository Insurance Company and the Office of Thrift Supervision, and by the NCUA (with certain modifications), prohibits depository institutions from investing in certain "high-risk mortgage securities" (including securities such as certain classes of the Offered Certificates), except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions. On September 29, 1997, the FFIEC released for public comment a proposed "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" (the "1997 Statement"), which would replace the Policy Statement. As proposed, the 1997 Statement would delete the specific "high-risk mortgage securities" tests, and substitute general guidelines which depository institutions should follow in managing risks (including market, credit, liquidity, operational (transactional), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage derivative products) used for investment purposes.

     Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any class of the Offered Certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines (in certain instances irrespective of SMMEA).

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying," and, with regard to any class of the Offered
Certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

         Except as to the status of certain classes of Offered Certificates as "mortgage related securities," no representations are made as to the proper characterization of any class of Offered Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase any class of Offered Certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of any class of Offered Certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions.


                             METHOD OF DISTRIBUTION

     The Offered Certificates offered hereby and by Prospectus Supplements hereto will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Depositor from such sale.

     The Depositor intends that Offered Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of Certificates may be made through a combination of two or more of these methods. Such methods are as follows:

          1. by negotiated firm commitment underwriting and public offering by one or more underwriters specified in the related Prospectus Supplement;

          2. by placements through one or more placement agents specified in the related Prospectus Supplement primarily with institutional investors and dealers; and

          3. through direct offerings by the Depositor.

     If underwriters are used in a sale of any Offered Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. Such underwriters may be broker-dealers affiliated with the Depositor whose identities and relationships to the Depositor will be as set forth in the related Prospectus Supplement. The managing underwriter or underwriters with respect to the offer and sale of a particular series of Certificates will be set forth in the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

     In connection with the sale of the Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of the Offered Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Offered Certificates may be deemed to be underwriters in connection with such Offered Certificates, and any discounts or commissions received by them from the Depositor and any profit on the resale of Offered Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Securities Act").

     It is anticipated that the underwriting agreement pertaining to the sale of any series of Certificates will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all Offered Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that the Depositor will indemnify the several underwriters, and each person, if any, who controls any such underwriter within the meaning of Section 15 of the Securities Act, against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments required to be made in respect thereof.

     The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such series.

     The Depositor anticipates that the Offered Certificates offered hereby will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     As to each series of Certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any unrated class may be initially retained by the Depositor, and may be sold by the Depositor at any time to one or more institutional investors.

     If and to the extent required by applicable law or regulation, this Prospectus will be used by Chase Securities Inc., an affiliate of the Depositor, in connection with offers and sales related to market-making transactions in the Offered Certificates previously offered hereunder in transactions in which Chase Securities Inc. acts as principal. Chase Securities Inc. may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.


                                  LEGAL MATTERS

     The validity of the Certificates of each series will be passed upon for the Depositor by Cadwalader, Wickersham & Taft, New York, New York.


                              FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each series of Certificates, and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.


                                     RATING

     It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders thereof of all collections on the underlying mortgage assets to which such holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                         INDEX OF PRINCIPAL DEFINITIONS


1986 Act...........................................85
1997 Statement....................................116
Accrual Certificates...........................13, 41
Accrued Certificate Interest.......................41
ADA................................................80
ARM Loans..........................................29
Available Distribution Amount......................40
Book-Entry Certificates........................15, 40
call risk......................................19, 36
Cash Flow Agreement.........................1, 12, 31
CERCLA.........................................23, 76
Certificate.....................................9, 49
Certificate Account........................11, 30, 53
Certificate Balance.............................3, 13
Certificate Owner..............................16, 47
Certificateholders..................................2
Certificates........................................1
Code...........................................16, 82
Commercial Properties..........................10, 26
Commission..........................................3
Companion Class................................14, 43
Controlled Amortization Class..................14, 43
Cooperatives.......................................26
CPR................................................35
Credit Support..............................1, 11, 30
Crime Control Act..................................80
Cut-off Date.......................................14
Debt Service Coverage Ratio........................26
Definitive Certificates........................16, 40
Depositor.......................................9, 25
Determination Date.............................32, 41
Direct Participants................................47
Disqualified Organization..........................98
Distribution Date..................................13
Distribution Date Statement........................44
DOL...............................................113
DTC.....................................4, 15, 40, 47
Due Dates..........................................28
Due Period.........................................32
EPA................................................77
Equity Participation...............................28
ERISA.........................................16, 112
Events of Default..................................62
Excess Funds.......................................38
Exchange Act........................................4
extension risk.................................19, 36
FAMC...............................................11
FFIEC.............................................116
FHLMC..............................................11
FNMA...............................................11
Garn Act...........................................78
GNMA...............................................11
Indirect Participants..............................47
Insurance and Condemnation Proceeds................53
L/C Bank...........................................67
Liquidation Proceeds...........................53, 54
Loan-to-Value Ratio................................27
Lock-out Date......................................28
Lock-out Period....................................28
Master Servicer..................................3, 9
MBS.........................................1, 11, 25
MBS Agreement......................................29
MBS Issuer.........................................29
MBS Servicer.......................................29
MBS Trustee........................................29
Mortgage...........................................26
Mortgage Asset Pool.................................1
Mortgage Asset Seller..............................25
Mortgage Assets.................................1, 25
Mortgage Loans...............................1, 9, 25
Mortgage Notes.....................................26
Mortgage Rate..................................10, 28
Mortgaged Properties...............................26
Multifamily Properties..........................9, 26
Net Leases.........................................27
Nonrecoverable Advance.............................44
Non-SMMEA Certificates............................114
Non-U.S. Person...................................103
Notional Amount................................13, 41
OCC...............................................115
Offered Certificates................................1
OID Regulations....................................86
Originator.........................................26
PAC................................................36
Participants...................................25, 47
Parties in Interest...............................113
Pass-Through Entity................................98
Pass-Through Rate...............................3, 13
Permitted Investments..............................53
Plans.............................................113
Policy Statement..................................116
Pooling Agreement..............................12, 49
Prepayment Assumption..............................87
Prepayment Interest Shortfall......................33
Prepayment Period..................................45
Prepayment Premium.................................28
Prospectus Supplement...............................1
PRPs...............................................77
Rating Agency......................................16
Record Date........................................41
Regular Certificateholder..........................85
Regular Certificates...............................82
Related Proceeds...................................43
Relief Act.........................................79
REMIC...........................................2, 16
REMIC Certificates.................................82
REMIC Pool.........................................82
REMIC Regulations..................................82
REO Property.......................................52
Residual Certificateholders........................93
Residual Certificates..............................82
RICO...............................................80
Securities Act....................................117
Senior Certificates................................12
Service............................................84
Servicing Standard.................................51
SMMEA.........................................16, 114
SPA................................................35
Special Servicer.............................3, 9, 52
Standard Certificateholder........................105
Standard Certificates.............................105
Startup Day........................................83
Stripped Certificateholder........................110
Stripped Certificates.............................108
Stripped Interest Certificates.....................12
Stripped Principal Certificates....................12
Subordinate Certificates...........................12
Sub-Servicer.......................................52
Sub-Servicing Agreement............................52
TAC................................................36
Title V............................................79
Treasury...........................................82
Trust Assets........................................3
Trust Fund..........................................1
Trustee..........................................3, 9
UCC................................................69
Value..............................................27
Voting Rights......................................46
Warranting Party...................................50

                                    VERSION 2


     The following is a form of prospectus supplement and a base prospectus for a series of commercial mortgage pass-through certificates backed in part by a material concentration of loans secured by hotel/motel properties.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 199__-__


                     $_________________ Class A Certificates
                     $_________________ Class B Certificates

     The Series 199___-__ Commercial Mortgage Pass-Through Certificates (the "Certificates") will consist of four classes (each, a "Class") of Certificates, designated as the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates. As and to the extent described herein, the Class B, Class C and Class R Certificates will be subordinate to the Class A Certificates; and the Class C and Class R Certificates will be subordinate to the Class B Certificates. Only the Class A and Class B Certificates (collectively, the "Offered Certificates") are offered hereby. It is a condition of their issuance that the Class A and Class B Certificates be
rated    not    lower    than    "____"    and    "____",    respectively,    by
__________________________.

     The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), to be established by Chase Commercial Mortgage Securities Corp. (the "Depositor"), that will consist primarily of a segregated pool (the "Mortgage Pool") of ____ conventional,
multifamily or commercial,   mortgage loans (the "Mortgage Loans"). As of
____________, 199___ (the "Cut-off Date"), the Mortgage Loans had an aggregate principal balance (the "Initial Pool Balance") of $___________________, after application of all payments of principal due on or before such date, whether or not received. Approximately __% of the Mortgage Loans (by principal balance as of the Cut-off Date) are secured by hotel/motel properties. The initial principal balance of the Class A Certificates will be $__________________, which represents _____% of the Initial Pool Balance; and the initial principal balance of the Class B Certificates will be $_____________, which represents ___% of the Initial Pool Balance.

     See "Risk Factors" beginning on page S-__ of this Prospectus Supplement and "Risk Factors" beginning on page 17 of the Prospectus for certain factors to be considered in purchasing the Offered Certificates. (cover continued on next page)
                                ----------------

   PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON
     THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES DO NOT REPRESENT AN
      INTEREST IN OR OBLIGATION OF THE DEPOSITOR OR ANY OF ITS AFFILIATES.
           NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS ARE
               INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR
                                INSTRUMENTALITY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS.
                ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.
                                ----------------

     The Offered Certificates will be purchased by [Chase Securities Inc.] (the "Underwriter") from the Depositor and will be offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor estimated to be approximately $_____________, will be ______% of the initial
aggregate  Certificate  Balance  of  the  Offered  Certificates,   plus  accrued
interest.

(cover continued)

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will also be used by the Underwriter after the completion of the offering in connection with offers and sales related to market-making transactions in the Offered Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]

     The Offered Certificates are offered by the Underwriter when, as and if delivered to and accepted by the Underwriter and subject to prior sale and to its right to reject any order in whole or in part. It is expected that the Class A Certificates will be delivered in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company and that the Class B Certificates will be delivered at the offices of the Underwriter, _________________________ _________________________________, on or about
_____________, 199__ (the "Delivery Date"), against payment therefor in immediately available funds.

     The Mortgage Loans provide for monthly payments of principal and/or interest ("Monthly Payments"), in all cases based on amortization schedules that are significantly longer than their remaining terms, thereby leaving substantial principal amounts due and payable on their respective maturity dates. As more fully described herein, (i) ___ of the Mortgage Loans (the "ARM Loans"), which represent ______% of the Initial Pool Balance, provide for periodic adjustments (which may occur monthly, semi-annually or annually) to the respective annualized rates at which they accrue interest (their "Mortgage Rates") based on fluctuations in a base index (an "Index") and subject to the limitations described herein, and (ii) the remaining Mortgage Loans (the "Fixed Rate Loans") bear interest at fixed Mortgage Rates. [Describe Index]

     All of the Mortgage Loans are currently held by _____________ (the "Mortgage Loan Seller"), which either originated the Mortgage Loans or acquired them from their respective originators. On or before the date of initial issuance of the Certificates, the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller and will transfer them to the Trustee in exchange for the Certificates.

     Distributions of interest on and principal of the Certificates will be made, to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, beginning in _____________ 199____ (each, a "Distribution Date"). As more fully described herein, distributions allocable to interest accrued on each Class of Offered Certificates will be made on each Distribution Date based on the variable pass-through rate (the "Pass-Through Rate") then applicable to such Class and the stated principal amount (the "Certificate Balance") of such Class outstanding immediately prior to such Distribution Date. The Pass-Through Rate for the Class A and Class B Certificates applicable to the first Distribution Date will be _________% per annum. Subsequent to the initial Distribution Date, the Pass-Through Rate for the Class A and Class B Certificates will equal from time to time the weighted average of, subject to certain adjustments described herein, the Net Mortgage Rates on the Mortgage Loans. The Net Mortgage Rate for any Mortgage Loan is its Mortgage Rate less _____ basis points. Distributions allocable to principal of each Class of Offered Certificates will be made in the amounts and in accordance with the priorities described herein. See "Description of the Certificates-Distributions" herein.

     The yield to maturity on each Class of Offered Certificates will depend on, among other things, fluctuations in its respective Pass-Through Rate and the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on the Mortgage Loans. See "Yield and Maturity
Considerations" herein and "Yield and Maturity Considerations" and "Risk Factors-Prepayments; Average Life of Certificates; Yields" in the Prospectus. [The following disclosure is applicable to Stripped Interest Certificates ("Class S Certificates")... The yield to maturity on the Class S Certificates will be extremely sensitive to the rate and timing of principal payments (including by reasons of prepayments, defaults and liquidations) on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal prepayments on the Mortgage Loans that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. Investors in the Class S Certificates should carefully consider the associated risks, including the risk that a rapid rate of principal prepayments on the Mortgage Loans could result in the failure of investors in such Certificates to recover fully their initial investments. See "Risk Factors-Yield Sensitivity of the Class S Certificates" and "Yield and Maturity Considerations" herein and "Yield Considerations" and "Risk Factors-Average Life of Certificates; Prepayments; Yields" in the Prospectus.]

     An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. The Offered Certificates and the Class C Certificates (collectively, the "Regular Certificates") will constitute "regular interests", and the Class R Certificates will constitute the sole class of "residual interests", in the Trust Fund. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

     There is currently no secondary market for the Offered Certificates and there can be no assurance a secondary market for the Offered Certificates will develop. The Underwriter expects to establish a market in the Offered Certificates, but is not obligated to do so. There is no assurance that any such market, if established, will continue. See "Risk Factors--Limited Liquidity" herein.


                             [Chase Securities Inc.]

     The date of this Prospectus Supplement is __________, 199__.

                              [inside front cover]

     THE PROSPECTUS THAT ACCOMPANIES THIS PROSPECTUS SUPPLEMENT CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING THAT IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL TO OBTAIN MATERIAL INFORMATION CONCERNING THE OFFERED CERTIFICATES. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT.

                                   -----------

     UNTIL [NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT], ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                                                            Page
SUMMARY OF PROSPECTUS SUPPLEMENT...............................................
RISK FACTORS...................................................................
  The Certificates.............................................................
      Limited Liquidity........................................................
      Variability in Yield; Priority of Payments...............................
      Yield Sensitivity of the Class S Certificates............................
  The Mortgage Loans...........................................................
      Nature of the Mortgaged Properties.......................................
      Limited Recourse.........................................................
      Environmental Law Considerations.........................................
      Geographic Concentration.................................................
      Concentration of Mortgage Loans and Borrowers............................
      Adjustable Rate Mortgage Loans...........................................
      Balloon Payments.........................................................
      Management...............................................................
      Alternative Uses.........................................................
      Hotels...................................................................
DESCRIPTION OF THE MORTGAGE POOL...............................................
  General......................................................................
  Certain Payment Characteristics..............................................
  The Index....................................................................
  Additional Mortgage Loan Information.........................................
  The Mortgage Loan Seller.....................................................
      General..................................................................
      Delinquency and Foreclosure Experience...................................
  Underwriting Standards.......................................................
  Assignment of the Mortgage Loans; Repurchase.................................
  Representations and Warranties; Repurchases..................................
  Changes in Mortgage Pool Characteristics.....................................
SERVICING OF THE MORTGAGE LOANS................................................
  General......................................................................
  The Master Servicer..........................................................
  Servicing and Other Compensation and Payment of Expenses.....................
  Modifications, Waivers and Amendments........................................
  Inspections; Collection of Operating Information.............................
  Additional Obligations of the Master Servicer with Respect to ARM Loans......
DESCRIPTION OF THE CERTIFICATES................................................
  General......................................................................
  Distributions................................................................
      Method, Timing and Amount................................................
      Priority.................................................................
      Pass-Through Rates.......................................................
      Distributable Certificate Interest.......................................
      Scheduled Principal Distribution Amount and Unscheduled Principal
      Distribution Amount .....................................................
      Certain Calculations with Respect to Individual Mortgage Loans...........
  Subordination................................................................
  P&I Advances.................................................................
  Reports to Certificateholders; Certain Available Information.................
  Voting Rights................................................................
  Termination..................................................................
  The Trustee..................................................................
YIELD AND MATURITY CONSIDERATIONS..............................................
  Yield Considerations.........................................................
      General..................................................................
      Pass-Through Rate........................................................
      Rate and Timing of Principal Payments....................................
      Losses and Shortfalls....................................................
      Certain Relevant Factors.................................................
      Delay in Payment of Distributions........................................
      Unpaid Distributable Certificate Interest................................
  Weighted Average Life........................................................
  Yield Sensitivity of the Class S Certificates................................
USE OF PROCEEDS................................................................
CERTAIN FEDERAL INCOME TAX CONSEQUENCES........................................
ERISA CONSIDERATIONS...........................................................
LEGAL INVESTMENT...............................................................
METHOD OF DISTRIBUTION.........................................................
LEGAL MATTERS..................................................................
RATING.........................................................................
INDEX OF PRINCIPAL DEFINITIONS.................................................
      General..................................................................
      Default and Loss Considerations with Respect to the Mortgage Loans.......
      Payment Provisions of the Mortgage Loans.................................
      Mortgage Loan Information in Prospectus Supplements......................
      Balloon Payments; Extensions of Maturity.................................
      Negative Amortization....................................................
      Foreclosures and Payment Plans...........................................
      Losses and Shortfalls on the Mortgage Assets.............................
      Additional Certificate Amortization......................................
      Optional Early Termination...............................................
      General..................................................................
      Deposits.................................................................
      Withdrawals..............................................................
      General..................................................................
      Judicial Foreclosure.....................................................
      Equitable Limitations on Enforceability of Certain Provisions............
      Non-Judicial Foreclosure/Power of Sale...................................
      Public Sale..............................................................
      Rights of Redemption.....................................................
      Anti-Deficiency Legislation..............................................
      Leasehold Risks..........................................................
      Cooperative Shares.......................................................

                        SUMMARY OF PROSPECTUS SUPPLEMENT

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary may be defined elsewhere in this Prospectus Supplement or in the Prospectus. An "Index of Principal Definitions" is included at the end of both this Prospectus Supplement and the Prospectus. Terms that are used but not defined in this Prospectus Supplement will have the meanings specified in the Prospectus.

Title of Certificates.........Chase  Commercial   Mortgage   Securities   Corp.,
                              Commercial Mortgage Pass-Through Certificates, Series 199__-__ (the "Certificates"), to be issued in four Classes, designated as the Class A, Class B, Class C and Class R Certificates. The Class A, Class B and Class C Certificates are herein collectively referred to from time to time as the "Regular Certificates". Only the Class A and Class B Certificates (collectively, the "Offered Certificates") are offered hereby. The Class C and Class R Certificates are herein collectively referred to from time to time as the "Private Certificates".

Depositor.....................Chase Commercial  Mortgage Securities Corp., a New
                              York corporation. The Depositor is a wholly-owned subsidiary of The Chase Manhattan Bank, a New York bank [and an affiliate of Chase Securities Inc. (the "Underwriter")]. See "The Depositor" in the Prospectus. Neither the Depositor nor any of its affiliates has insured or guaranteed the Offered Certificates.

Master Servicer...............______________________________,                  a
                              _____________________.   See   "Servicing  of  the
                              Mortgage Loans-The Master Servicer" herein.

Trustee ......................_____________________,  a _______________________.
                              See "Description of the Certificates-The Trustee" herein.

Mortgage Loan Seller .........________________________,                        a
                              __________________________.  See  "Description  of
                              the  Mortgage   Pool-The   Mortgage  Loan  Seller"
                              herein.

Cut-off Date..................___________________, 199__.

Delivery Date ................___________________, 199__.

Registration of the
     ClassA Certificates......The Class A  Certificates  will be  represented by one or more global Certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). No person acquiring an interest in the Class A Certificates (any such person, a "Class A Certificate Owner") will be entitled to receive a Class A Certificate in fully registered, certificated form (a "Definitive Class A Certificate"), except under the limited circumstances described in the Prospectus under
                              "Description of the Certificates-Book Entry Registration and Definitive Certificates". Instead, DTC will effect payments and transfers in respect of the Class A Certificates by means of its electronic recordkeeping services, acting through certain participating organizations ("Participants"). This may result in certain delays in receipt of payments by an investor and may restrict an investor's ability to pledge its securities. Unless and until Definitive Class A Certificates are issued, all references herein to the rights of holders of the Class A Certificates are to the rights of Class A Certificate Owners as they may be exercised through DTC and its Participants, except as otherwise specified herein. See "Description of the Certificates--General" herein and "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the Prospectus.

Denominations.................The   Class  A   Certificates   will  be   issued,
                              maintained and transferred on the book-entry records of DTC and its Participants in denominations of $1,000 and in integral multiples thereof. The Class B Certificates will be issuable in fully registered, certificated form in denominations of $____________ and in integral multiples of $1,000 in excess thereof, with one Class B Certificate evidencing an additional amount equal to the remainder of the initial Certificate Balance of such Class.

The Mortgage  Pool............The   Mortgage   Pool   will   consist   of  _____
                              conventional, balloon Mortgage Loans with an Initial Pool Balance of $_________________. On or prior to the Delivery Date, the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller pursuant to a Mortgage Loan Purchase Agreement, dated [the date hereof], between the Depositor and the Mortgage Loan Seller (the "Mortgage Loan Purchase Agreement"). In the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller has made certain representations and warranties to the Depositor regarding the characteristics and quality of the Mortgage Loans and, as more particularly described herein, has agreed to cure any material breach thereof or repurchase the affected Mortgage Loan. In connection with the assignment of its interests in the Mortgage Loans to the Trustee, the Depositor will also assign its rights under the Mortgage Loan Purchase Agreement insofar as they relate to or arise out of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. See "Description of the Mortgage Pool-Representations and Warranties; Repurchases" herein.

                              Each Mortgage Loan is secured by a first mortgage lien on a fee simple estate in a multifamily rental or commercial property (each, a "Mortgaged Property"). ________ of the Mortgage Loans, which represent _____% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in _______________. The remaining Mortgaged Properties are located throughout ___________ other states. See "Description of the Mortgage Pool-Additional Mortgage Loan Information" herein.

                              ___________ of the Mortgage Loans, which represent
                              ______% of the Initial Pool Balance, provide for scheduled payments of principal and/or interest ("Monthly Payments") to be due on the first day of each month; the remainder of the Mortgage Loans provide for Monthly Payments to be due on the ____, _____, _____ or _____ day of each month (the date in any month on which a Monthly Payment on a Mortgage Loan is first due, the "Due Date"). The annualized rate at which interest accrues (the "Mortgage Rate") on ____ of the Mortgage Loans (the "ARM Loans"), which represent _____% of the Initial Pool Balance, is subject to adjustment on specified Due Dates (each such date of adjustment, an "Interest Rate Adjustment Date") by adding a fixed number of basis points (a "Gross Margin") to the value of a base index (an "Index"), subject, in ______ cases, to lifetime maximum and/or minimum Mortgage Rates, and in _____ cases, to periodic maximum and/or minimum Mortgage Rates, in each case as described herein; and the remaining Mortgage Loans (the "Fixed Rate Loans") bear interest at fixed Mortgage Rates. ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur monthly, while the remainder of the ARM Loans provide for adjustments of the Mortgage Rate to occur semi-annually or annually. [Identify Mortgage Loan Index] See "Description of the Mortgage Pool-Certain Payment Characteristics" herein.

                              The amount of the Monthly Payment on all of the ARM Loans is subject to adjustment on specified Due Dates (each such date, a "Payment Adjustment Date") to an amount that would amortize the outstanding principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the then applicable Mortgage Rate. The ARM Loans provide for Payment Adjustment Dates that occur on the Due Date following each related Interest Rate Adjustment Date.

                              All of the Mortgage Loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Mortgage Loans, thereby leaving substantial principal amounts due and payable (each such payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.

                              As of the Cut-off Date, the Mortgage Loans had the following additional characteristics:

                              (i) Mortgage Rates ranging from ____% per annum to ____% per annum, and a weighted average Mortgage Rate of _____% per annum;

                              (ii) in the case of the ARM Loans, Gross Margins ranging from _____ basis points to _____ basis points, and a weighted average Gross Margin of _____ basis points;

                              (iii) for those ___ ARM Loans as to which such characteristic applies, minimum lifetime Mortgage Rates ranging from ___% per annum to ___% per annum, and a weighted average minimum lifetime Mortgage Rate of ____% per annum;

                              (iv) for those ___ ARM Loans as to which such characteristic applies, maximum lifetime Mortgage Rates ranging from ___% per annum to ___% per annum, and a weighted average maximum lifetime Mortgage Rate of ___% per annum;

                              (v)   Cut-off   Date    Balances    ranging   from
                              $____________  to  $____________,  and an  average
                              Cut-off Date Balance of $____________;

                              (vi) original terms to scheduled maturity ranging from ___ months to ____ months, and a weighted average original term to scheduled maturity of ___ months;

                              (vii) remaining terms to scheduled maturity ranging from ___ months to ____ months, and a weighted average remaining term to scheduled maturity of ____ months;

                              (viii) Cut-off Date LTV Ratios (that is, in each case, a loan-to-value ratio based upon (a) the Cut-off Date Balance of the Mortgage Loan, and (b) the appraised value of the related Mortgaged Property determined at the time of origination of such loan), ranging from _____% to ____%, and a weighted average Cut-off Date LTV Ratio of _____%; and

                              (ix) for those ___ Mortgage Loans as to which such characteristic was determinable, Debt Service Coverage Ratios (calculated as more particularly described under "Description of the Mortgage
                              Pool-Additional Mortgage Loan Information") ranging from _______x to ______x, and a weighted average Debt Service Coverage Ratio of _______x.

                              The Mortgage Loans were originated between 19__ and 19__.

Description of the
     Certificates.............The  Certificates  will be  issued  pursuant  to a
                              Pooling and Servicing Agreement, to be dated as of the Cut-off Date, among the Depositor, the Master Servicer and the Trustee (the "Pooling and Servicing Agreement"), and will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting of the Mortgage Pool and certain related assets.

A. Certificate  Balance.......The   aggregate   Certificate   Balance   of   the
                              Certificates as of the Delivery Date will equal the Initial Pool Balance. The Class A Certificates will have an initial Certificate Balance of $_______________, which represents _____% of the
                              Initial Pool Balance; the Class B Certificates will have an initial Certificate Balance of $___________, which represents ___% of the Initial Pool Balance; the Class C Certificates will have an initial Certificate Balance of $____________, which represents ___% of the Initial Pool Balance; and the Class R Certificates will have a Certificate Balance of zero. The Certificate Balance of each Class of Certificates outstanding at any time represents the maximum amount that the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and other assets in the Trust Fund. As more specifically described herein, the Certificate Balance of each Class of Regular Certificates will be adjusted from time to time on each Distribution Date to reflect any reductions therein resulting from the distribution of principal of such Class. See "Description of the Certificates-General" herein.

                              Losses experienced with respect to the Mortgage Loans or otherwise with respect to the Trust Fund will not be applied to reduce either the Certificate Balance or the absolute entitlement to interest of any Class of Regular Certificates, even though such losses may cause one or more of such Classes to receive less than the full amount of principal and interest to which it is entitled. As a result, the aggregate Stated Principal Balance of the Mortgage Pool at any time subsequent to the initial Distribution Date may be less than the aggregate Certificate Balance of the Regular Certificates. Such deficit will be allocated to the respective Classes of Regular Certificates (in each case to the extent of its Certificate Balance) in reverse alphabetical order of their Class designations (i.e., C, B, A). Such allocation will not reduce the Certificate Balance of any such Class and is intended solely to identify the portion (the "Uncovered Portion") of the Certificate Balance of each such Class for which there is at such time no corresponding principal amount of Mortgage Loans. See "Description of the Certificates-Subordination" herein.

                              The "Stated Principal Balance" of each Mortgage Loan outstanding at any time represents the principal balance of such Mortgage Loan ultimately due and payable to the Certificateholders. As more particularly described herein, the Stated Principal Balance of each Mortgage Loan initially will equal the Cut-off Date Balance thereof and, on each Distribution Date, will be reduced by any payments or other collections (or advances in lieu thereof) of principal of such Mortgage Loan that are distributed on the Certificates on such date.
                              See          "Description          of          the
                              Certificates-Distributions-Certain    Calculations
                              with Respect to Individual Mortgage Loans" herein.

B.  Pass-Through  Rates.......The  Pass-Through  Rate  applicable to the Class A and Class B Certificates for the initial Distribution Date will equal _____% per annum. With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for the Class A Certificates and the Class B Certificates will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date.

                              [The Pass-Through Rate applicable to the Class C Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date. The Class R Certificates will have no specified Pass-Through Rate.]

                              The "Weighted Average Effective Net Mortgage Rate" for each Distribution Date is the weighted average of the applicable Effective Net Mortgage Rates for the Mortgage Loans, weighted on the basis of their respective Stated Principal Balances immediately prior to such Distribution Date. For purposes of calculating the Weighted Average Effective Net Mortgage Rate for any Distribution Date, the applicable "Effective Net Mortgage Rate" for each Mortgage Loan is an annualized rate equal to the Mortgage Rate in effect for such Mortgage Loan as of the commencement of the related Due Period, (a) reduced by ___ basis points (the Mortgage Rate, as so reduced, the "Net Mortgage Rate"), and (b) if the accrual of interest on such Mortgage Loan is computed other than on the basis of a 360-day year consisting of twelve 30-day months (which is the basis of accrual for interest on the Regular Certificates), then adjusted to reflect that difference in computation.

                              The "Due Period" for each Distribution Date will be the period that begins on the ____ day of the month preceding the month in which such Distribution Date occurs and ends on the ____ day of the month in which such Distribution Date occurs. See "Description of the Certificates-Distributions-Pass-Through Rates"
                              herein.

C.  Distributions.............Distributions on the Certificates  will be made by the Master Servicer, to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, beginning in __________ 199__ (each, a "Distribution Date"), to the holders of record as of the close of business on the last business day of the month preceding the month of each such distribution (each, a "Record Date"). Notwithstanding the above, the final distribution on any Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of such Certificates at the location to be specified in such notice. The total of all payments or other collections (or advances in lieu thereof) on or in respect of the Mortgage Loans that are available for distribution to. Certificateholders on any Distribution Date is herein referred to as the "Available Distribution Amount" for such date. See "Description of the Certificates-Distributions-Method, Timing and
                              Amount" herein.

                              On each Distribution Date, for so long as the Class A and/or Class B Certificates remain outstanding, the Master Servicer will (except as otherwise described under "Description of the
                              Certificates-Termination" herein) apply the Available Distribution Amount for such date for the following purposes and in the following order of priority, in each case to the extent of remaining available funds:

                              (1) to distributions of interest to the holders of the Class A Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class A Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                              (2) to distributions of principal to the holders of the Class A Certificates in an amount equal to the sum of (a) the product of (i) the Class A Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class A Certificates to zero);

                              (3) to distributions of principal to the holders of the Class A Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date;

                              (4) to distributions of interest to the holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                              (5) to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of (a) the product of (i) the Class B Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) if the Class A Certificates have been retired, then to the extent not distributed in retirement thereof on such Distribution Date, the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class B Certificates to zero);

                              (6) to distributions of principal to the holders of the Class A Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class B Certificates immediately prior to such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class A Certificates to zero);

                              (7) to distributions of principal to the holders of the Class B Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class B Certificates immediately prior to such Distribution Date, net of any distributions of principal made on such Distribution Date in respect of the Class A Certificates as described in the immediately preceding clause (6);

                              (8) to distributions of interest to the holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously distributed, for all prior Distribution Dates;

                              (9) to distributions of principal to the holders of the Class C Certificates in an amount equal to the product of (a) the Class C Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by
                              (b) the Scheduled Principal Distribution Amount for such Distribution Date;

                              (10) to distributions of principal to the holders of the respective Classes of Regular Certificates, in alphabetical order of their Class designations (i.e., A, B, C), in an aggregate amount equal to any Uncovered Portion of the Certificate Balance of the Class C Certificates immediately prior to such Distribution Date (but, in each case, not more than would be necessary to reduce the related Certificate Balance to zero); and

                              (11) to distributions to the holders of the Class R Certificates in an amount equal to the remaining balance, if any, of the Available Distribution Amount. See "Description of the Certificates-Distributions-Priority" herein.

                              The "Distributable Certificate Interest" in respect of any Class of Regular Certificates for any Distribution Date will equal 30 days' interest at the applicable Pass-Through Rate accrued on the Certificate Balance of such Class of Regular Certificates immediately prior to such Distribution Date, reduced (to not less than zero) by such Class of Regular Certificates' allocable share (in each case, calculated as described herein) any Net Aggregate Prepayment Interest Shortfall (as described below) for such Distribution Date. The "Net Aggregate Prepayment Interest Shortfall" for any Distribution Date will be the amount, if any, by which (a) the aggregate of any Prepayment Interest Shortfalls incurred during the related Due Period exceeds (b) the aggregate of any Prepayment Interest Excesses and prepayment premiums collected during the related Due Period. A "Prepayment Interest Shortfall" is a shortfall in the collection of a full month's interest (net of related servicing fees) on any Mortgage Loan by reason of a full or partial principal prepayment made prior to its Due Date in any Due Period. A "Prepayment Interest Excess" is a payment of interest (net of related servicing fees) made in connection with any full or partial prepayment of a Mortgage Loan subsequent to its Due Date in any Due Period, which payment of interest is intended to cover the period on and after such Due Date. See "Description of the Certificates-Distributions-Distributable
                              Certificate Interest" herein.

                              The "Scheduled Principal Distribution Amount" for any Distribution Date will equal the aggregate of all scheduled payments of principal (including the principal portion of any Balloon Payments) due on the Mortgage Loans during or, if and to the extent not previously received or advanced and distributed on prior Distribution Dates, prior to the related Due Period that were either received from the borrowers as of the ___ day of the month in which such Distribution Date occurs or advanced by the Master Servicer in respect of such Distribution Date. The "Unscheduled Principal Distribution Amount" for any Distribution Date will, in general, equal the aggregate of (i) all prepayments of principal of the Mortgage Loans received from the borrowers during the related Due Period, and (ii) any other unscheduled collections on or in respect of the Mortgage Loans and any Mortgaged Properties acquired in respect of defaulted Mortgage Loans through foreclosure, deed in lieu of foreclosure or otherwise (each, an "REO Property"), which other unscheduled collections were received during the related Due Period and were identified and applied by the Master Servicer as recoveries of previously unadvanced principal of the related Mortgage Loans. The respective amounts which constitute the Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount for any Distribution Date are herein collectively referred to from time to time as the "Distributable Principal". The "Ownership Percentage" evidenced by any Class of Certificates as of any date of determination will equal a fraction, expressed as a percentage, the numerator of which is the then Certificate Balance of such Class of Certificates, net (in the case of a Class of Regular Certificates) of any Uncovered Portion of such Certificate Balance, and the denominator of which is the then aggregate Stated Principal Balance of the Mortgage Pool. See "Description of the Certificates-Distributions-Scheduled Principal
                              Distribution Amount and Unscheduled Principal Distribution Amount" herein.

Certain Investment
     Considerations; Mortgage
     Loan Prepayments.........The yield on the  Offered  Certificates  of either class will depend on, among other things, the Pass-Through Rate for such Certificates. The yield on any Offered Certificate that is purchased at a discount or premium will also be affected by the rate and timing of distributions in respect of principal on such Certificate, which in turn will be affected by (i) the rate and timing of principal payments (including principal prepayments) on the Mortgage Loans, (ii) the availability from time to time of an amount other than Distributable Principal to amortize the Class Balances of such Certificates and (iii) the extent to which the items described in subclauses (i) and
                              (ii) are applied on any Distribution Date in reduction of the Certificate Balance of the Class to which such Certificate belongs, which will be dependent, in part, on the nature of such amounts.
                              See          "Description          of          the
                              Certificates-Distributions-Priority"           and
                              "-Distributions-Calculation      of      Principal
                              Distributions" herein.

                              Mortgage  Loan  Prepayments.  The  actual  rate of
                              prepayment of principal on the Mortgage Loans cannot be predicted. The Mortgage Loans may be prepaid at any time, subject, in the case of ____ Mortgage Loans, to payment of a Prepayment Premium. The investment performance of the Offered Certificates may vary materially and adversely from the investment expectations of investors due to prepayments on the Mortgage Loans being higher or lower than anticipated by investors. The actual yield to the holder of an Offered Certificate may not be equal to the yield anticipated at the time of purchase of the Certificate or, notwithstanding that the actual yield is equal to the yield anticipated at that time, the total return on investment expected by the investor or the expected weighted average life of the Certificate may not be realized. These effects are summarized below. For a discussion of certain factors affecting prepayment of the Mortgage Loans, including the effect of Prepayment Premiums, see "Risk Factors" and "Yield and Maturity Considerations" herein and "Yield Considerations" in the Prospectus. In deciding whether to purchase any Offered Certificates, an investor should make an independent decision as to the appropriate prepayment assumptions to be used.

                              Yield.   If  an  investor   purchases  an  Offered
                              Certificate at an amount equal to its unpaid principal balance (that is, at "par"), the effective yield to that investor (assuming that there are no interest shortfalls and assuming the full return of the purchaser's investment principal) will approximate the pass-through rate on that Certificate. If an investor pays less or more than the unpaid principal balance of the Certificate (that is, buys the Certificate at a "discount" or "premium", respectively), then, based on the assumptions set forth in the preceding sentence, the effective yield to the investor will be higher or lower, respectively, than the pass-through rate on that Certificate, because such discount or premium will be amortized over the life of the Certificate. Any deviation in the actual rate of prepayments on the Mortgage Loans from the rate assumed by the investor will affect the period of time over which, or the rate at which, the discount or premium will be amortized and, consequently, will change the investor's actual yield from that anticipated. An investor that purchases an Offered Certificate at a discount should carefully consider the risk that a slower than anticipated rate of principal payments on the Mortgage Loans will result in an actual yield that is lower than such investor's expected yield. An investor that purchases any Offered Certificate at a premium should consider the risk that a faster than anticipated rate of principal payments on the Mortgage Loans will result in an actual yield that is lower than such investor's expected yield. Insofar as an investor's initial investment in any Offered Certificate is returned in the form of payments of principal thereon, there can be no assurance that such amounts can be reinvested in a comparable alternative investment with a comparable yield.

                              Reinvestment Risk. As stated above, if an Offered Certificate is purchased at par, fluctuations in the rate of distributions of principal will generally not affect the yield to maturity of that Certificate. However, the total return on any purchaser's investment, including an investor who purchases at par, will be reduced to the extent that principal distributions received on its Certificate cannot be reinvested at a rate as high as the pass-through rate of the Certificate. Investors in the Offered Certificates should consider the risk that rapid rates of prepayments on the Mortgage Loans may coincide with periods of low prevailing market interest rates. During periods of low prevailing market interest rates, mortgagors may be expected to prepay or refinance Mortgage Loans that carry interest rates significantly higher than then-current interest rates for mortgage loans. Consequently, the amount of principal distributions available to an investor for reinvestment at such low prevailing interest rates may be relatively large.
                              Conversely, slow rates of prepayments on the Mortgage Loans may coincide with periods of high prevailing market interest rates. During such periods, it is less likely that mortgagors will elect to prepay or refinance Mortgage Loans and, therefore, the amount of principal distributions available to an investor for reinvestment at such high prevailing interest rates may be relatively small.

                              Weighted Average Life Volatility. One indication of the effect of varying prepayment rates on a security is the change in its weighted average life. The "weighted average life" of an Offered Certificate is the average amount of time that will elapse between the date of issuance of the Certificate and the date on which each dollar in reduction of the principal balance of the
                              Certificate is distributed to the investor. Low rates of prepayment may result in the extension of the weighted average life of a Certificate; high rates, in the shortening of such weighted average life. In general, if the weighted average life of a Certificate purchased at par is extended beyond that initially anticipated, such Certificate's market value may be adversely affected, even though the yield to maturity on the Certificate is unaffected. The weighted average lives of the Offered Certificates, under various prepayment scenarios, are displayed in the table appearing under the heading "Yield and Maturity Considerations-Weighted Average Life" herein.

                              [The following disclosure is applicable to Stripped Interest Certificates... The Stripped Interest Certificates. The Class S Certificates are interest-only Certificates and are not entitled to any distributions in respect of principal. The yield to maturity of the Class S Certificates will be especially sensitive to the prepayment, repurchase and default experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal payments that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. See "Risk Factors-Yield Sensitivity of the Class S Certificates" and "Yield and Maturity Considerations-Yield Sensitivity of the Class S Certificates" herein.]

P&I   Advances................[Subject  to  a  recoverability  determination  as described herein, the Master Servicer is required to make advances (each, a "P&I Advance") with respect to each Distribution Date in an amount that is generally equal to the aggregate of: (i) all delinquent payments of principal and interest (net of related servicing fees) on the Mortgage Loans, other than delinquent Balloon Payments, scheduled to be due during the related Due Period;
                              (ii) in the case of each Mortgage Loan delinquent in respect of its Balloon Payment, an amount equal to 30 days' interest thereon (net of related servicing fees), but only to the extent that the related borrower has not made a payment sufficient to cover such amount under any forbearance arrangement or otherwise, which payment has been included in the Available Distribution Amount for such Distribution Date; and (iii) in the case of each REO Property, an amount equal to 30 days' imputed interest with respect thereto (net of related servicing fees), but only to the extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date.

                              As more fully described herein, the Master Servicer will be entitled to interest on any P&I Advances made, and certain servicing expenses incurred, by it or on its behalf. Such interest will accrue from the date any such P&I Advance is made or such servicing expense is incurred at an annualized rate equal to ____% (the "Master Servicer Reimbursement Rate") and will be paid, contemporaneously with the reimbursement of such P&I Advance or such servicing expense, out of general collections on the Mortgage Pool then on deposit in the Certificate Account. See "Description of the Certificates-P&I Advances" herein and "Description of the Certificates-Advances in Respect of Delinquencies" and "Description of the Pooling Agreements-Certificate Account" in the Prospectus.]

Subordination.................The rights of holders of the Class B  Certificates and each Class of the Private Certificates (collectively, the "Subordinate Certificates") to receive distributions of amounts collected or advanced on the Mortgage Loans will, in each case, be subordinated, to the extent described herein, to the rights of holders of the Class A Certificates and each other Class of Subordinate Certificates, if any, with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Class A Certificates of the full amount of Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to the entire Certificate Balance of the Class A Certificates. Similarly, but to a lesser degree, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B Certificates of the full amount of
                              Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to the entire Certificate Balance of the related Class of Certificates. The protection afforded to the holders of each Class of Offered Certificates by means of the subordination of each other Class of Certificates with a later alphabetical Class designation will be accomplished by the application of the Available Distribution Amount on each Distribution Date in the order described above in this Summary
                              under          "Description         of         the
                              Certificates-Distributions". No other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

Optional Termination..........At its option,  the Master  Servicer  may purchase all of the Mortgage Loans and REO Properties, and thereby effect termination of the Trust Fund and early retirement of the then outstanding Certificates, on any Distribution Date on which the remaining aggregate Stated Principal Balance of the Mortgage Pool is less than ___% of the Initial Pool Balance. See "Description of the Certificates-Termination" herein and in the Prospectus.

Certain Federal Income
      Tax Consequences........Beneficial owners of the Offered Certificates will be required to report income thereon in accordance with the accrual method of accounting. [It is anticipated that the Class _____ Certificates will be issued with original issue discount in an amount equal to the excess of the initial Class Certificate Balances thereof (plus _____ days of interest at the pass-through rates thereon) over their respective issue prices (including accrued interest). It is further anticipated that the Class _____ Certificates will be issued at a premium and that the Class _____ Certificates will be issued with de minimis original issue discount for federal income tax purposes. Although not free from doubt, it is anticipated that the Class _____ Certificates will be treated as issued with original issue discount in an amount equal to the excess of all distributions of principal and interest thereon over their issue price (including accrued interest), and the Company intends to report income in respect of such Class of Certificates in this manner.] See "Certain Federal Income Tax Consequences" in the Prospectus.


ERISA Considerations..........A fiduciary of any employee  benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (a "Plan") should review carefully with its legal advisors whether the purchase or holding of
                              Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable to an investment therein.

                              [The U.S. Department of Labor has issued to The Chase Manhattan Corporation (formerly known as Chemical Banking Corporation) an individual prohibited transaction exemption, Prohibited Transaction Exemption 90-33, that generally exempts from the application of certain of the prohibited transaction provisions of Section 406 of ERISA and the excise taxes imposed on such prohibited transactions by Section 4975(a) and (b) of the Internal Revenue Code of 1986, as amended (the "Code"), transactions relating to the purchase, sale and holding of pass-through certificates underwritten by the Underwriter, as an affiliate of The Chase Manhattan Corporation, and the servicing and operation of related asset pools, provided that certain conditions are satisfied.]

                              [The Depositor expects that Prohibited Transaction Exemption 90-33 will generally apply to the Class A Certificates, but it will not apply to the Class B Certificates. As a result,] no transfer of a [Class B] Certificate or any interest therein may be made to a Plan or to any person who is directly or indirectly purchasing such [Class B] Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee (at its own expense) provides the Certificate Registrar (as identified herein) with a certification and an opinion of counsel which establish to the Certificate Registrar's satisfaction that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under
                              Section 4975 of the Code. See "ERISA Considerations" herein and in the Prospectus.

Rating........................It is a condition of their issuance that the Class
                              A and Class B Certificates be rated not lower than "___" and "___", respectively, by _______________________ ([collectively,] the
                              "Rating Agenc[ies]"). A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments of Mortgage Loans, or the corresponding effect on yield to investors. [The following disclosure is applicable to Stripped
                              Interest Certificates... A security rating does not address the frequency or likelihood of prepayments (whether voluntary or involuntary) of Mortgage Loans, or the possibility that, as a result of prepayments, investors in the Class S Certificates may realize a lower than anticipated yield or may fail to recover fully their initial investment.] See "Rating" herein and "Risk Factors-Limited Nature of Ratings" in the Prospectus.

Legal   Investment............[The   Class  A   Certificates   will   constitute
                              "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), for so long as they are rated in one of the two highest ratings categories by one or more nationally recognized statistical rating organizations and, as such, are legal investments for certain entities to the extent provided in SMMEA. Such investments, however, will be subject to general regulatory considerations governing investment practices under state and federal law. In addition, institutions whose investment activities are subject to review by federal or state regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage related securities.

                              [The Class B Certificates will not be "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984. As a result, the appropriate characterization of the Class B Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Class B Certificates, may be subject to significant interpretative uncertainties.]

                              Investors should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "Legal Investment" herein and in the Prospectus.

                                  RISK FACTORS

     Prospective purchasers of Offered Certificates should consider, among other things, the following risk factors (as well as the risk factors set forth under "Risk Factors" in the Prospectus) in connection with an investment therein.

The Certificates

     Limited Liquidity. There is currently no secondary market for the Offered Certificates. The Depositor has been advised by the Underwriter that it currently intends to make a secondary market in the Offered Certificates; however, it has no obligation to do so and any market making may be discontinued at any time. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will provide holders of Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates. The Offered Certificates will not be listed on any securities exchange. See "Risk Factors-Secondary Market" in the Prospectus.

     Variability in Yield; Priority of Payments. The yield on any Offered Certificate will depend on, among other things, the Pass-Through Rate in effect from time to time for such Certificate, which, for any Distribution Date, will equal the Weighted Average Effective Net Mortgage Rate for such date. Accordingly, the yield on the Offered Certificates will be sensitive to adjustments to the Mortgage Rates on the ARM Loans and to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of Mortgage Loans. See "Description of the Certificates-Distributions-Pass-Through Rate" herein.

     The yield on any Offered Certificate that is purchased at a discount or premium will also be affected by the rate and timing of principal payments on such Certificate, which in turn will be affected by (i) the rate and timing of principal payments (including principal prepayments) and other principal collections on the Mortgage Loans, (ii) the availability from time to time of amounts other than Distributable Principal to amortize the Certificate Balances of the respective Classes of Certificates, and (iii) the extent to which the items described in subclauses (i) and (ii) are applied on any Distribution Date in reduction of the Certificate Balance of the Class to which such Certificate belongs. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely to the holders of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely to the holders of the Class B Certificates, until the Certificate Balance thereof is reduced to zero. The amount of the Unscheduled Principal Distribution Amount for any Distribution Date will be dependent in part upon the amount of principal prepayments received during the related Due Period. See "-The Mortgage Loans-Prepayments" herein. In addition, as and to the extent described herein, distributions in respect of an Uncovered Portion of the Certificate Balance of any Class of Regular Certificates will be applied, to the extent of such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of Regular Certificates and each other Class of Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of
such      Class       designations.       See      "Description      of      the
Certificates-Distributions-Priority" and "-Distributions-Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. Because it is impossible to predict accurately the timing and amount of principal prepayments and other unscheduled recoveries of principal, if any, that will be received, or the availability from time to time of any amounts other than Distributable Principal to amortize the Certificate Balances of the respective Classes of Certificates, investors may find it difficult to analyze the effect that such items might have on the yield and weighted average lives of the Offered Certificates.

     Furthermore, the yield on any Offered Certificate also will be affected by the rate and timing of delinquencies and defaults on the Mortgage Loans and the severity of ensuing losses. As and to the extent described herein, the Private Certificates are subordinate in right and time of payment to the Offered Certificates and will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans prior to the Offered Certificates; and the Class B Certificates are subordinate in right and time of payment to the Class A Certificates and will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans prior to the Class A Certificates. See "Description of the Mortgage Pool", "Description of the
Certificates-Distributions" and "-Subordination" and "Yield and Maturity Considerations" herein and "Yield and Maturity Considerations" in the Prospectus.

[The following disclosure is applicable to Stripped Interest Certificates...

     Yield Sensitivity of the Class S Certificates. The yield to maturity of the Class S Certificates will be especially sensitive to the prepayment, repurchase and default experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal payments that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. There can be no assurance that the Mortgage Loans will prepay at any particular rate. Further, because the Notional Amount of the Class S Certificates is equal to the Certificate Balance of the Class A Certificates, any amount distributable in respect of principal of the Class A Certificates will have a negative effect on the yield to maturity of the Class S Certificates. Prospective investors in the Class S Certificates should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment. See "Yield and Maturity Considerations-Yield Sensitivity of the Class S Certificates" herein.]

The Mortgage Loans

     Nature of the Mortgaged Properties. The Mortgaged Properties consist solely of multifamily and commercial properties. Lending on the security of multifamily residential and commercial property is generally viewed as exposing the lender to a greater risk of loss than lending upon the security of one- to four-family residences. In contrast to lending on the security of single-family residences, multifamily residential and commercial lending typically involves larger loans to a single obligor or group of related obligors. Furthermore, the repayment of loans secured by income producing properties is typically dependent upon the successful operation of the related real estate project, which in turn is dependent upon, among other things, the supply and demand for comparable rental space or hotel rooms in the relevant locale and the performance of the property manager. If the cash flow from the project is reduced (for example, if leases are not obtained or renewed), the obligor's ability to repay the loan may be impaired and the resale value of the particular property may decline. In addition, the successful operation of a multifamily rental or full or limited service hotel property may be affected by circumstances outside the control of the borrower or lender, such as the deterioration of the surrounding neighborhood, the imposition of rent control or an oversupply of hotel rooms, or changes in the zoning or tax laws. Historical operating results of the Mortgaged Properties may not be comparable to future operating results. See "Risk Factors-Risks Associated with Certain Mortgage Loans and Mortgaged Properties" in the Prospectus.

     Limited Recourse. The Mortgage Loans are not insured or guaranteed by any governmental entity or private mortgage insurer. The Depositor has not undertaken any evaluation of the significance of the recourse provisions of any of a number of the Mortgage Loans that provide for recourse against the related borrower or another person in the event of a default. Accordingly, investors should consider all of the Mortgage Loans to be non-recourse loans as to which recourse in the case of default will be limited to the specific property and such other assets, if any, as were pledged to secure a Mortgage Loan.

     Environmental Law Considerations. [The Mortgage Loan Seller has represented and warranted in the Mortgage Loan Purchase Agreement that an environmental site assessment was conducted in connection with the origination of each Mortgage Loan. Furthermore, the Mortgage Loan Seller has agreed that, in the event of a material breach of such representation and warranty, it will either cure the breach or repurchase the affected Mortgage Loan. The Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement will be assigned, together with the related cure and repurchase obligations, by the Depositor to the Trustee in connection with the Depositor's assignment of its interests in the Mortgage Loans. Furthermore, the Mortgage Loan Seller's repurchase obligation will constitute the sole remedy to Certificateholders and the Trustee for any material breach of such representation and warranty, and neither the Depositor nor any of its affiliates will be obligated to repurchase the affected Mortgage Loan if the Mortgage Loan Seller defaults on its obligation to do so. See "Description of the Mortgage Pool-Representations and Warranties; Repurchases" herein.]

     The Pooling  and  Servicing  Agreement  requires  that the Master  Servicer obtain an environmental site assessment of a Mortgaged Property prior to acquiring title thereto or assuming its operation. Such prohibition effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable for a material adverse environmental condition at the Mortgaged Property. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability for a materially adverse environmental condition at any Mortgaged Property. Given the limited scope of environmental site assessments, an environmental condition that may affect or exist on or around a particular Mortgaged Property may not have been discovered during the course of such environmental site assessment (including regulatory file reviews). Moreover, the severity of an environmental condition discovered during an environmental site assessment may not have been revealed fully because of the limited nature of the investigation. In addition, environmental conditions may develop after completion of the environmental site assessments, by operation of the property or otherwise. See "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans", "Risk Factors-Environmental Risks" and "Certain Legal Aspects of Mortgage Loans-Environmental Legislation" in the Prospectus.

     Geographic Concentration. ______ Mortgage Loans, which represent ____% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in _____________. In general, that concentration increases the exposure of the Mortgage Pool to any adverse economic or other developments that may occur in _________. In recent periods, _____________ (along with other regions of the United States) has experienced a significant downturn in the market value of real estate.

     Concentration of Mortgage Loans and Borrowers. Several of the Mortgage Loans have Cut-off Date Balances that are substantially higher than the average Cut-off Date Balance. In general, concentrations in a mortgage pool of loans with larger-than-average balances can result in losses that are more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were more evenly distributed. Concentration of borrowers also poses increased risks. For instance, if a borrower that owns several Mortgaged Properties experiences financial difficulty at one Mortgaged Property, or at another income-producing property that it owns, it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting Monthly Payments for an indefinite period on all of the related Mortgage Loans.

     Adjustable Rate Mortgage Loans. ________ of the Mortgage Loans, which represent ____% of the Initial Pool Balance, are ARM Loans. Increases in the required Monthly Payments on ARM Loans in excess of those assumed in the original underwriting of such loans may result in a default rate higher than that on mortgage loans with fixed mortgage rates.

     Balloon Payments. None of the Mortgage Loans is fully amortizing over its term to maturity. Thus, each Mortgage Loan will have a substantial payment (that is, a Balloon Payment) due at its stated maturity unless prepaid prior thereto. Loans with Balloon Payments involve a greater risk to the lender than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property. See "Risk Factors-Balloon Payments" in the Prospectus.

     In order to maximize recoveries on defaulted Mortgage Loans, the Pooling and Servicing Agreement enables the Master Servicer to extend and modify Mortgage Loans that are in material default or as to which a payment default (including the failure to make a Balloon Payment) is imminent; subject, however, to the limitations described under "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein. There can be no assurance, however, that any such extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a Balloon Payment that would otherwise be distributable in respect of a Class of Offered Certificates, whether such delay is due to borrower default or to modification of the related Mortgage Loan by the Master Servicer, will likely extend the weighted average life of such Class of Offered Certificates. See "Yield and Maturity Considerations" herein and in the Prospectus.

     Management. The successful operation of a real estate project, particularly a project involving a hotel, is dependent upon the performance and viability of the property manager of such project. The property manager is responsible for responding to changes in the local market, planning and implementing the rental structure, including establishing levels of rent payments, and advising the borrowers so that maintenance and capital improvements are carried out in a timely fashion. There is no assurance regarding the performance of any operator and/or managers or persons who may become operators and/or managers upon the expiration or termination of leases or management agreements or following any default or foreclosure under a Mortgage Loan.

     Self-Storage Facilities. Self-storage properties are considered vulnerable to competition, because both acquisition costs and break-even occupancy are relatively low. The conversion of self-storage facilities to alternative uses would generally require substantial capital expenditures. Thus, if the operation of any of the self-storage Mortgaged Properties becomes unprofitable due to decreased demand, competition, age of improvements or other factors such that the borrower becomes unable to meet its obligations on the related Mortgage Loan, the liquidation value of that self-storage Mortgaged Property may be substantially less, relative to the amount owing on the Mortgage Loan, than would be the case if the self-storage Mortgaged Property were readily adaptable to other uses. Tenant privacy, anonymity and efficient access may heighten environmental risks. No environmental assessment of a Mortgaged Property included an inspection of the contents of the self-storage units included in the self-storage Mortgaged Properties and there is no assurance that all of the units included in the self-storage Mortgaged Properties are free from hazardous substances or other pollutants or contaminants or will remain so in the future.

                        DESCRIPTION OF THE MORTGAGE POOL

General

     The Trust Fund will consist primarily of ___ conventional, balloon Mortgage Loans with an Initial Pool Balance of $_______________. Each Mortgage Loan is evidenced by a promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") that creates a first mortgage lien on a fee simple estate in a multifamily rental or commercial property (a "Mortgaged Property"). All percentages of the Mortgage Loans, or of any specified group of Mortgage Loans, referred to herein without further description are approximate percentages by aggregate Cut-off Date Balance.

     The Mortgage Loans will be acquired by the Depositor on or before the Delivery Date from __________________ (the "Mortgage Loan Seller"), which either originated the Mortgage Loans or acquired them from their respective originators. See "-The Mortgage Loan Seller" herein.

     The Mortgage Loans were originated between 19__ and 19__. [While the Depositor has caused to be undertaken a limited review of the records and files related to the Mortgage Loans in connection with the issuance of the Certificates, none of the Mortgage Loans was "re-underwritten" or subjected to the type of review that would typically be made in respect of a newly originated mortgage loan. All of the Mortgaged Properties were inspected by or on behalf of the Depositor within the ____ month period preceding the Cut-off Date to assess their general condition, which in virtually all cases was determined to be average or better. However, no Mortgaged Property was re-appraised by or on behalf of the Depositor to assess its current value, and no evaluation was made as to the extent of deferred maintenance at any Mortgaged Property or whether adequate reserves, if any, have been escrowed to cover such.]

Certain Payment Characteristics

     ___ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, have Due Dates that occur on the first day of each month. The remaining Mortgage Loans have Due Dates that occur on the ______ (____% of the Mortgage
Loans), _____ (____% of the Mortgage Loans), _____ (____% of the Mortgage Loans), and _______ (____% of the Mortgage Loans) day of each month.

     ____________ of the Mortgage Loans (the "ARM Loans"), which represent ____% of the Initial Pool Balance, bear interest at Mortgage Rates that are subject to adjustment on periodically occurring Interest Rate Adjustment Dates by adding the related Gross Margin to the value of a base index (an "Index"), subject in ______ cases to rounding conventions and lifetime minimum and/or maximum
Mortgage Rates and, in the case of ________ Mortgage Loans, which represent ____% of the Initial Pool Balance, to periodic minimum and/or maximum Mortgage Rates. The remaining Mortgage Loans (the "Fixed Rate Loans") bear interest at fixed Mortgage Rates. None of the ARM Loans is convertible into a Fixed Rate Loan.

     [Identify Mortgage Loan Index] The adjustments to the Mortgage Rates on the ARM Loans may in each case be based on the value of the related Index as available a specified number of days prior to an Interest Rate Adjustment Date, or may be based on the value of the related Index as most recently published as of an Interest Rate Adjustment Date or as of a designated date preceding an Interest Rate Adjustment Date. ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur monthly; ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Date that occur semi-annually; and the remaining ARM Loans provide for Interest Rate Adjustment Dates that occur annually.

     The Monthly Payments on each ARM Loan are subject to adjustment on each Payment Adjustment Date to an amount that would amortize fully the principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the Mortgage Rate in effect during the one month period preceding such Payment Adjustment Date. The ARM Loans provide for Payment Adjustment Dates that occur on the Due Date following each related Interest Rate Adjustment Date.

     All of the Mortgage Loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Mortgage Loans, thereby leaving substantial principal amounts due and payable (each such payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.

     No Mortgage Loan currently prohibits principal prepayments; however, [certain] of the Mortgage Loans impose fees or penalties ("Prepayment Premiums") in connection with full or partial prepayments. Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, to the extent not otherwise applied to offset Prepayment Interest Shortfalls, and may be waived by the Master Servicer in accordance with the servicing standard described under "Servicing of the Mortgage Loans-General" herein.

[The Index]

     Describe Index and include 5 year history.

Additional Mortgage Loan Information

     The following tables set forth the specified characteristics of, in each case as indicated, the ARM Loans, the Fixed Rate Loans or all the Mortgage Loans. The sum in any column may not equal the indicated total due to rounding.

     The following table sets forth the range of Mortgage Rates on the Mortgage Loans as of the Cut-off Date:


                      Mortgage Rates as of the Cut-off Date

                                                 Number of     Aggregate Cut-off                         Percent by
                                                 Mortgage        Date Balance        Percent by      Aggregate Cut-off
          Range of Mortgage Rates(%)               Loans                               Number           Date Balance











      Total................................    .........      .........            .........        .........

 Weighted Average
 Mortgage Rate (All Loans): ______% per annum
 Weighted Average
 Mortgage Rate (ARM Loans): ____% per annum
 Weighted Average
 Mortgage Rate (Fixed Rate Loans): _____% per annum



         The  following  table sets forth the range of Gross Margins for the ARM
Loans:


          Gross Margins for the ARM Loans

                                                 Number of     Aggregate Cut-off                         Percent by
                                                 ARM Loans        Date Balance        Percent by      Aggregate Cut-off
          Range of Gross Margins(%)                                                   Number            Date Balance








      Total................................    .........      .........            .........        .........


 Weighted Average
 Gross Margin: ______%

         The following table sets forth the frequency of adjustments to the Mortgage Rates and Monthly Payments of the ARM Loans.


                   Frequency of Adjustments to Mortgage Rates
                     and Monthly Payments for the ARM Loans

                                          Monthly Payment                                                    Percent by
                         Mortgage Rate      Adjustment       Number of       Aggregate                       Aggregate
                           Adjustment        Frequency     Mortgage Loans     Cut-off        Percent by       Cut-off
                           Frequency                                        Date Balance       Number       Date Balance










                        .........        .........         .........       .........       .........       .........

    Total.............. .........        .........         .........       .........       .........       .........




         The following table sets forth the range of maximum lifetime Mortgage Rates for the ARM Loans to which such characteristic applies:


                Maximum Lifetime Mortgage Rates for the ARM Loans

                                                 Number of     Aggregate Cut-off                         Percent by
           Range of Maximum Lifetime                ARM          Date Balance        Percent by      Aggregate Cut-off
               Mortgage Rates(%)                   Loans                               Number           Date Balance







      Total................................    .........      .........            .........        .........

 Weighted Average Maximum Lifetime
 Mortgage Rate (ARM Loans): ______% per annum (A)

-----------------

(A) This calculation does not include the __________ ARM Loans without maximum lifetime Mortgage Rates.



     The following table sets forth the range of minimum lifetime Mortgage Rates for the ARM Loans to which such characteristic applies:


                Minimum Lifetime Mortgage Rates for the ARM Loans

                                                 Number of     Aggregate Cut-off                         Percent by
           Range of Minimum Lifetime                ARM          Date Balance        Percent by      Aggregate Cut-off
               Mortgage Rates(%)                   Loans                               Number           Date Balance






      Total................................    .........      .........            .........        .........

 Weighted Average Minimum Lifetime
 Mortgage Rate (ARM Loans): ______% per annum (A)

-----------------

(A) This calculation does not include the _____ ARM Loans without minimum lifetime Mortgage Rates.



     The following table sets forth the range of Cut-off Date Balances of the Mortgage Loans:


                              Cut-off Date Balances

                                                 Number of     Aggregate Cut-off                         Percent by
              Cut-off Date                       Mortgage        Date Balance        Percent by      Aggregate Cut-off
            Balance Range (%)                      Loans                               Number           Date Balance










      Total................................    .........      .........            .........        .........

 Average Cut-off Date
 Balance (All Loans):  $___________

 Average Cut-off Date
 Balance (ARM Loans):  $___________

 Average Cut-off Date
 Balance (Fixed Rate Loans):  $___________



         The following tables set forth the original and remaining terms to stated maturity (in months) of the Mortgage Loans:


                  Original Term to Stated Maturity (in Months)

                                                 Number of     Aggregate Cut-off                         Percent by
            Range of Original                    Mortgage        Date Balance        Percent by      Aggregate Cut-off
            Term (In Months)                       Loans                               Number           Date Balance







      Total................................    .........      .........            .........        .........

 Weighted Average Original
 Term to Stated Maturity
 (All Loans): _____ months

 Weighted Average Original
 Term to Stated Maturity
 (ARM Loans): _____ months

 Weighted Average Original
 Term to Stated Maturity
 (Fixed Rate Loans): _____ months


                  Remaining Term to Stated Maturity (in Months)
                             as of the Cut-off Date

                                                 Number of     Aggregate Cut-off                         Percent by
            Range of Remaining                   Mortgage        Date Balance        Percent by      Aggregate Cut-off
             Term (In Months)                      Loans                               Number           Date Balance








      Total................................    .........      .........            .........        .........

 Weighted Average Remaining
 Term to Stated Maturity
 (All Loans): _____ months

 Weighted Average Remaining
 Term to Stated Maturity
 (ARM Loans): _____ months

 Weighted Average Remaining
 Term to Stated Maturity
 (Fixed Rate Loans): _____ months



         The following table sets forth the respective years in which the Mortgage Loans were originated:


                               Year of Origination

                                                 Number of     Aggregate Cut-off                         Percent by
                                                 Mortgage        Date Balance        Percent by      Aggregate Cut-off
                   Year                            Loans                               Number           Date Balance







      Total................................    .........      .........            .........        .........


     The following table sets forth the respective years in which the Mortgage Loans are scheduled to mature. The table provides an indication (which does not account for any scheduled amortization or prepayments), of the concentration of Balloon Payments that will be due in those years with respect to the Mortgage Loans. See "Risk Factors-Balloon Payments" herein.


                           Year of Scheduled Maturity

                                                 Number of     Aggregate Cut-off                         Percent by
                                                 Mortgage        Date Balance        Percent by      Aggregate Cut-off
                   Year                            Loans                               Number           Date Balance







      Total................................    .........      .........            .........        .........

     The following table sets forth the range of Cut-off Date LTV Ratios of the Mortgage Loans. A "Cut-off Date LTV Ratio" is a fraction, expressed as a percentage, the numerator of which is the Cut-off Date Balance of a Mortgage Loan, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. A Cut-off Date LTV Ratio, because it is based on the value of a Mortgaged Property determined as of loan origination, is not necessarily a reliable measure of the borrower's current equity in that Mortgaged Property. In a declining real estate market, the fair market value of the Mortgaged Property could have decreased from the value determined at origination, and the actual loan-to-value ratio of a Mortgage Loan may be higher than its Cut-off Date LTV Ratio.


                             Cut-off Date LTV Ratios

                                                 Number of     Aggregate Cut-off                         Percent by
           Range of Cut-off Date                 Mortgage        Date Balance        Percent by      Aggregate Cut-off
              LTV Ratios (%)                       Loans                               Number           Date Balance







      Total................................    .........      .........            .........        .........

 Weighted Average Cut-off
 Date LTV Ratio
 (All Loans): _____%

 Weighted Average Cut-off
 Date LTV Ratio
 (ARM Loans): _____%

 Weighted Average Cut-off
 Date LTV Ratio
 (Fixed Rate Loans): _____%

     The following table sets forth the range of Debt Service Coverage Ratios for the Mortgage Loans as of the Cut-off Date. The "Debt Service Coverage Ratio" for any Mortgage Loan is the ratio of Net Operating Income produced by the related Mortgaged Property for the period (annualized if the period was less than one year) covered by an operating statement to the amount of the Monthly Payment in effect as of the Cut-off Date multiplied by 12. "Net Operating
Income" is the revenue derived from the use and operation of a Mortgaged Property (consisting primarily of rental income, room rents and deposit forfeitures), less operating expenses (such as utilities, general administrative expenses, management fees, advertising, repairs and maintenance), and further less fixed expenses (such as insurance and real estate taxes). Net Operating Income generally does not reflect capital expenditures. The following table was prepared using operating statements obtained from the respective mortgagors. In each case, the information contained in such operating statements was unaudited, and the Depositor has made no attempt to verify its accuracy. In the case of _____ Mortgage Loans (____ ARM Loans and ____ Fixed Rate Loans), operating statements could not be obtained, and accordingly, Debt Service Coverage Ratios for those Mortgage Loans were not calculated. The last day of the period (which may not correspond to the end of the calendar year most recent to the Cut-off
Date) covered by each operating statement from which a Debt Service Coverage Ratio was calculated is set forth in Annex A with respect to the related Mortgage Loan.


                          Debt Service Coverage Ratios
                             as of the Cut-off Date

                                                 Number of     Aggregate Cut-off                         Percent by
            Range of Debt Service                Mortgage        Date Balance        Percent by      Aggregate Cut-off
               Coverage Ratios                     Loans                               Number           Date Balance

          Not Calculated (A)...............

          Total............................

          Weighted Average
          Debt Service Coverage Ratio
          (All Loans): _______x(B)

          Weighted Average
          Debt Service Coverage Ratio
          (ARM Loans): _______x(C)

          Weighted Average
          Debt Service Coverage Ratio
          (Fixed Rate Loans): _______x(D)

-------------------

(A) The Debt Service Coverage Ratios for these Mortgage Loans were not calculated due to a lack of available operating statements.

(B) This calculation does not include the ________ Mortgage Loans as to which Debt Service Coverage Ratios were not calculated.

(C) This calculation does not include the ________ ARM Loans as to which Debt Service Coverage Ratios were not calculated.

(D) This calculation does not include the ________ Fixed Rate Loans as to which Debt Service Coverage Ratios were not calculated.



     The Mortgage Loans are secured by Mortgaged Properties located in _____ different states. The following table sets forth the states in which the Mortgaged Properties are located:


                             Geographic Distribution

                                                 Number of     Aggregate Cut-off                         Percent by
                                                 Mortgage        Date Balance        Percent by      Aggregate Cut-off
                  State                            Loans                               Number           Date Balance






      Total................................    .........      .........            .........        .........


     Specified in Annex A to this Prospectus Supplement are the foregoing and certain additional characteristics of the Mortgage Loans set forth on a loan-by-loan basis. Certain additional information regarding the Mortgage Loans is contained herein under "-Underwriting Standards", "-Assignment of the Mortgage Loans; Repurchases" and "-Representations and Warranties; Repurchases" and in the Prospectus under "Description of the Trust Funds" and "Certain Legal Aspects of Mortgage Loans".


The Mortgage Loan Seller

     General. On or prior to the Delivery Date, the Depositor will acquire the Mortgage Loans from ____________ (the "Mortgage Loan Seller") pursuant to a Mortgage Loan Purchase Agreement, dated [the date hereof], between the Depositor and the Mortgage Loan Seller (the "Mortgage Loan Purchase Agreement"). [The Mortgage Loan Seller originated ___ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, and acquired the remaining Mortgage Loans from the respective originators thereof, generally in accordance with the underwriting criteria described below under "-Underwriting Standards".]

     [The Mortgage Loans Seller [, a wholly-owned subsidiary of __________,] is a _________________ organized in ____ under the laws of __________________. As of December 31, 199_, the Mortgage Loan Seller had a net worth of approximately $_________________, and currently holds and services for its own account a total residential and commercial mortgage loan portfolio of approximately $__________________, of which approximately $__________________ constitutes multifamily mortgage loans, approximately $______________________ constitutes full or limited service hotel mortgage loans, [and approximately $______________________ constitutes other types of commercial mortgage loans].]

     The information set forth herein concerning the Mortgage Loan Seller, the delinquency, foreclosure and loss experience of its mortgage loan portfolio and its underwriting standards has been provided by the Mortgage Loan Seller, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

     [Delinquency and Foreclosure Experience. The following table sets forth certain information concerning the delinquency experience (including pending foreclosures) on the Mortgage Loan Seller's portfolio of multifamily and commercial mortgage loans held and serviced for its own account. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until 30 days past due on a contractual basis.


                                   As of December 31, 199      As of December 31, 199       As of         , 199
                                   ----------------------      ----------------------       -----         -----
                                   By Number     By Dollar     By Number      By Dollar    By Number     By Dollar
                                    of Loans     Amount of      of Loans     Amount of      of Loans     Amount of
                                                   Loans                       Loans                       Loans

                                                             (Dollar Amounts in Millions)
 Total Multifamily                              $                           $                           $
 Mortgage Loans...............
 Total Self-Storage Facility
   Mortgage Loans............     .........     .........     .........     .........     .........     .........
 [Total Other Types of
 Commercial Mortgage Loans]...
 Period of Delinquency
      30 to 59 days...........
      60 to 89 days...........
      90 days or more.........
 Total Delinquent Loans.......    .........     .........     .........     .........     .........     .........
 Foreclosures
 pending(1)...................
 Real Estate Owned............

----------
(1)  Includes bankruptcies which stay foreclosure.

     The following table presents, for the Mortgage Loan Seller's portfolio of multifamily and commercial mortgage loans held and serviced for its own account, the net gains (losses) resulting from foreclosures and the disposition of properties acquired in foreclosure or by deed in lieu of foreclosure during the periods indicated.


                                         Year Ended December 31               Months Ended
                                         ----------------------               ------------

                                  199                        199                    199                199
                                -----------------    ---------------------    -------------     ---------------------
Net gains (losses)(1)


----------
(1) Gains (losses) are defined as proceeds from sale less outstanding principal balance less certain capitalized costs related to the foreclosure and/or disposition of the related property (exclusive of accrued interest).

     There can be no assurance that the delinquency and foreclosure experience of the Mortgage Loans comprising the Mortgage Pool will correspond to the delinquency, foreclosure and loss experience of the Mortgage Loan Seller's total multifamily and commercial mortgage loan portfolio set forth in the foregoing tables. The aggregate delinquency, foreclosure and loss experience on the Mortgage Loans comprising the Mortgage Pool will depend on the results obtained over the life of the Mortgage Pool.]

Underwriting Standards

     [All of the Mortgage Loans were originated or acquired by the Mortgage Loan Seller, generally in accordance with the underwriting criteria described herein.

     [Description of underwriting standards.]

     The Depositor believes that the Mortgage Loans selected for inclusion in the Mortgage Pool from the Mortgage Loan Seller's portfolio were not so selected on any basis which would have a material adverse effect on the Certificateholders.]

Assignment of the Mortgage Loans; Repurchase

     On or prior to the Delivery Date, the Depositor will assign its interests in the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. In connection with such assignment, the Depositor will require the Mortgage Loan Seller to deliver to the Trustee or to a document custodian appointed by the Trustee (a "Custodian"), among other things, the following documents with respect to each Mortgage Loan (collectively, as to such Mortgage Loan, the "Mortgage File"): [(i) the original Mortgage Note, endorsed (without recourse) to the order of Trustee; (ii) the original Mortgage or a certified copy thereof, together with originals or certified copies of any intervening assignments of such document, in each case with evidence of recording thereon; (iii) the original or a certified copy of any related assignment of leases, rents and profits (if such item is a document separate from the Mortgage), together with originals or certified copies of any intervening assignments of such document, in each case with evidence of recording thereon; (iv) the original or a certified copy of any related security agreement (if such item is a document separate from the Mortgage), together with originals or certified copies of any intervening assignments of such document;
(v) an assignment of the Mortgage in favor of the Trustee,  in recordable  form;
(vi) an assignment of any related assignment of leases, rents and profits (if such item is a document separate from the Mortgage) in favor of the Trustee, in recordable form; (vii) an assignment of any related security agreement (if such item is a document separate from the Mortgage) in favor of the Trustee; (viii) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed; (ix) the original lender's title insurance policy issued on the date of the origination of such Mortgage Loan or, with respect to each Mortgage Loan as to which a lender's title insurance policy has not yet been issued, a preliminary title report or a title insurance commitment or binder or, with respect to each Mortgage Loan not covered by a lender's title insurance policy, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located; and (x) the original of any guaranty of the borrower's obligations under the related Mortgage Note.]

     The Trustee or a Custodian on its behalf will be required to review each Mortgage File within a period of ___ days of the receipt thereof, and the Trustee or a Custodian on its behalf will hold such documents in trust for the benefit of the Certificateholders. If any of the above-described documents is found during the course of such review to be missing from any Mortgage File or defective, and in either case such omission or defect materially and adversely affects the value of any Mortgage Loan or the interests of Certificateholders therein, the Trustee will be required to notify the Master Servicer, the Depositor and the Mortgage Loan Seller. In any such case, and if the Mortgage Loan Seller cannot deliver the document or cure the defect within a period of ___ days following its receipt of such notice, then, except as otherwise provided below, the Mortgage Loan Seller will be obligated pursuant to the Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such ___-day period at a price (the "Purchase Price") equal to the sum of (i) the unpaid principal balance of such Mortgage Loan, (ii) unpaid accrued interest on such Mortgage Loan at the Mortgage Rate from the date to which interest was last paid to the Due Date in the Due Period in which the purchase is to occur, (iii) certain servicing expenses that are reimbursable to the Master Servicer, and (iv) any unpaid accrued interest at the Master Servicer Reimbursement Rate that may be payable to the Master Servicer in respect of related unreimbursed P&I Advances and servicing expenses as described under "Description of the Certificates P&I Advances" herein. This repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any defect in or omission from a Mortgage File, and neither the Depositor nor any of its affiliates will be obligated to repurchase the affected Mortgage Loan if the Mortgage Loan Seller defaults on its obligation to do so. Notwithstanding the foregoing, if a document is missing from any Mortgage File because it has been submitted for recording, and neither such document nor a certified copy thereof, in either case with evidence of recording thereon, can be obtained because of delays on the part of the applicable recording office, then the Mortgage Loan Seller will not be required to repurchase the affected Mortgage Loan on the basis of such missing document so long as it continues in good faith to obtain such document or such certified copy.

     The Pooling and Servicing Agreement will require the Master Servicer promptly (and in any event within ___ days of the Delivery Date) to cause each assignment of a Mortgage described in clause (v) of the second preceding paragraph and each assignment of an assignment of leases, rents and profits described in clause (vi) of the second preceding paragraph to be submitted for recording in the real property records of the jurisdiction in which the related Mortgaged Property is located except in states where, in the written opinion of local counsel acceptable to the Depositor and the Trustee, such recordation is not required to protect the Trustee's interests in the related Mortgage Loans against sale, further assignment, satisfaction or discharge by the Mortgage Loan Seller, the Master Servicer, any sub-servicers or the Depositor. See "Description of the Pooling Agreements-Assignment of Mortgage Loans; Repurchases" in the Prospectus.

Representations and Warranties; Repurchases

     In the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller has represented and warranted with respect to each Mortgage Loan, as of [the
Delivery Date], or as of such other date specifically provided in the representation and warranty, among other things, that:

              [Specify significant representations and warranties.]

     If the Master Servicer, the Trustee or the Depositor discovers a breach of any of the foregoing representations and warranties, and such breach materially and adversely affects the value of any Mortgage Loan or the interests of Certificateholders therein, the party making such discovery will be required to so notify each of the other parties and the Mortgage Loan Seller. In any such case, and if the Mortgage Loan Seller cannot cure such breach within a period of ____ days following its receipt of such notice, then the Mortgage Loan Seller will be obligated pursuant to the Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such ___-day period at the applicable Purchase Price.

     The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any breach of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. [Thus, if the Mortgage Loan Seller were found to have breached its representation set forth in clause __ above regarding environmental matters, it would have no obligation to indemnify the Trust Fund for any consequent liability that the Trust Fund might have incurred for clean-up costs at the affected Mortgaged Property. However, because of the restrictions imposed by the Pooling and Servicing Agreement upon the ability of the Master Servicer to acquire title to a Mortgaged Property or to assume control of its operations, the Depositor believes that it is unlikely that the Trust Fund will incur any such liability. See "Risk Factors-Environmental Law Considerations" herein and "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans", "Risk Factors-Environmental Risks" and "Certain Legal Aspects of Mortgage Loans-Environmental Legislation" in the Prospectus.]

     The Mortgage Loan Seller will be the sole Warranting Party in respect of the Mortgage Loans, and neither the Depositor nor any of its affiliates will be obligated to repurchase any affected Mortgage Loan in connection with a breach of the Mortgage Loan Seller's representations and warranties if the Mortgage Loan Seller defaults on its obligation to do so. However, the Depositor will not include any Mortgage Loan in the Mortgage Pool if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made by the Mortgage Loan Seller regarding such Mortgage Loan will not be correct in all material respects. See "Description of the Pooling Agreements-Representations and Warranties; Repurchases" in the Prospectus.

Changes in Mortgage Pool Characteristics

     The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the time the Offered Certificates are issued, as adjusted for the scheduled principal payments due on or before the Cut-off Date. Prior to the issuance of the Offered Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Offered Certificates, unless including such Mortgage Loans would materially alter the characteristics of the Mortgage Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

     A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates on or shortly after the Delivery Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.


                         SERVICING OF THE MORTGAGE LOANS

General

     The Master Servicer will be required to service and administer the Mortgage Loans, either directly or through sub-servicers, on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing
Agreement, the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in the same manner as would prudent institutional mortgage lenders and loan servicers servicing mortgage loans comparable to the Mortgage Loans in the jurisdictions where the Mortgaged Properties are located, and with a view to the maximization of timely and complete recovery of principal and interest, but without regard to: (i) any relationship that the Master Servicer or any affiliate of the Master Servicer may have with the related mortgagor; (ii) the ownership of any Certificate by the Master Servicer or any affiliate of the Master Servicer; (iii) the Master Servicer's obligation to make P&I Advances and advances to cover certain servicing expenses; and (iv) the Master Servicer's right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction.

     Set forth below, following the subsection captioned "-The Master Servicer", is a description of certain pertinent provisions of the Pooling and Servicing Agreement relating to the servicing of the Mortgage Loans. Reference is also made to the Prospectus, in particular to the section captioned "Description of the Pooling Agreements", for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement as they relate to the rights and obligations of the Master Servicer thereunder.

The Master Servicer

     [__________________________________,  a  ___________________,  will  act as
Master Servicer with respect to the Mortgage Pool. Founded in ____ as a ____________, the Master Servicer today furnishes a variety of wholesale banking services. As of December 31, 19__, the Master Servicer had a net worth of approximately $__________, and a total mortgage loan servicing portfolio of approximately $___________, of which approximately $_____________ represented multifamily mortgage loans, approximately $_________________ represented full or limited service hotel mortgage loans, [and approximately $_________________ represented other types of commercial mortgage loans].]

     The offices of the Master  Servicer that will be primarily  responsible for
servicing    and    administering    the   Mortgage    Pool   are   located   at
____________________________.

     For so long as the long-term unsecured debt obligations of the Master Servicer are rated ___ or better by _____________________, the Master Servicer will not be required to maintain the errors and omissions policy described in the Prospectus under "Description of the Pooling Agreements-Certain Matters Regarding the Master Servicer and the Depositor".]

     The information set forth herein concerning the Master Servicer has been provided by the Master Servicer, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

Servicing and Other Compensation and Payment of Expenses

     The principal compensation to be paid to the Master Servicer in respect of its master servicing activities will be the Servicing Fee. The "Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to ________% per annum (the "Servicing Fee Rate") and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. As additional servicing compensation, the Master Servicer will be entitled to retain all assumption and modification fees, late charges and penalty interest and, as and to the extent described below, Prepayment Premiums and Prepayment Interest Excesses collected from mortgagors. In addition, the Master Servicer is authorized but not required to invest or direct the investment of funds held in the Certificate Account in certain short-term United States government securities and other obligations acceptable to the Rating Agencies ("Permitted Investments"), and the Master Servicer will be entitled to retain any interest or other income earned on such funds. Although the Master Servicer is required to service and administer the Mortgage Pool in accordance with the general servicing standard described under "-General" above and, accordingly, without regard to its right to receive compensation under the Pooling and Servicing Agreement, additional servicing compensation in the nature of assumption and modification fees, Prepayment Premiums and Prepayment Interest Excesses may under certain circumstances provide the Master Servicer with an economic disincentive to comply with such standard.

     [If a borrower voluntarily prepays a Mortgage Loan in whole or in part during any Due Period on a date that is prior to its Due Date in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment will be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accruing on the Certificates. If such a principal prepayment occurs during any Due Period after the Due Date for such Mortgage Loan in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment will exceed (such excess, a "Prepayment Interest Excess") the corresponding amount of interest accruing on the Certificates. As to any Due Period, to the extent Prepayment Interest Excesses and Prepayment Premiums collected for all Mortgage Loans are greater than Prepayment Interest Shortfalls incurred, such excess will be paid to the Master Servicer as additional servicing compensation.]

     [As and to the extent described herein under "Description of the Certificates-P&I Advances", the Master Servicer will be entitled to receive interest on P&I Advances and reimbursable servicing expenses, such interest to be paid, contemporaneously with the reimbursement of the related P&I Advance or servicing expense, out of any other collections on the Mortgage Loans.]

     The Master Servicer generally will be required to pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. However, the Master Servicer will be permitted to pay certain such expenses directly out of the Certificate Account and at times without regard to the relationship between the expense and the funds from which it is being paid. In connection therewith, the Master Servicer will be responsible for all fees of any sub-servicers, other than management fees earned in connection with the operation of an REO Property, which management fees the Master Servicer will be authorized to pay out of revenues received from such property (thereby reducing the portion of such revenues that would otherwise be available for distribution to Certificateholders). See "Description of the Certificates-Distributions-Method, Timing and Amount" herein and "Description of the Pooling Agreements-Certificate Account" and "-Servicing Compensation and Payment of Expenses" in the Prospectus.

Modifications, Waivers and Amendments

     The Master Servicer may agree to modify, waive or amend any term of any Mortgage Loan in a manner consistent with the servicing standard described herein, provided that such modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon. The Master Servicer also may agree to any other modification, waiver or amendment of the terms of a Mortgage Loan, but only if, in its judgment, a material default on the Mortgage Loan has occurred or a payment default is imminent, and such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation.

     To the extent consistent with the foregoing, the Master Servicer will be permitted: [describe permitted modification standards]

     The Master Servicer is required to notify the Trustee of any modification, waiver or amendment of any term of any Mortgage Loan, and must deliver to the Trustee or the related Custodian, for deposit in the related Mortgage File, an original counterpart of the agreement related to such modification, waiver or amendment, promptly (and in any event within [10] business days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are to be available for review during normal business hours at the offices of the Master Servicer. See "Description of the Certificates-Reports to Certificateholders; Available Information" herein.

Inspections; Collection of Operating Information

     The Master Servicer is required to perform a physical inspection of each Mortgaged Property at such times and in such manner as are consistent with the servicing standard set forth herein, but in any event (i) at least once per calendar year, commencing in the calendar year _______, and (ii), if any scheduled payment becomes more than 60 days delinquent on the related Mortgage Loan, as soon as practicable thereafter. The Master Servicer will be required to prepare a written report of each such inspection describing the condition of the Mortgaged Property and specifying the existence of any material vacancies in the Mortgaged Property, of any sale, transfer or abandonment of the Mortgaged
Property, of any material change in the condition or value of the Mortgaged Property, or of any waste committed thereon.

     With respect to each Mortgage Loan that requires the borrower to deliver such statements, the Master Servicer is also required to collect and review the annual operating statements of the related Mortgaged Property. [Most] of the Mortgages obligate the related borrower to deliver annual property operating statements. However, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor is the Master Servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing Mortgage Loan.

     Copies of the inspection reports and operating statements referred to above are to be available for review by Certificateholders during normal business hours at the offices of the [Trustee]. See "Description of the Certificates-Reports to Certificateholders; Available Information" herein.

Additional Obligations of the Master Servicer with Respect to ARM Loans

     The Master Servicer is responsible for calculating adjustments in the Mortgage Rate and the Monthly Payment for each ARM Loan and for notifying the related borrower of such adjustments. If the base index for any ARM Loan is not published or is otherwise unavailable, then the Master Servicer is required to select a comparable alternative index over which it has no direct control, that is readily verifiable and that is acceptable under the terms of the related Mortgage Note. If the Mortgage Rate or the Monthly Payment with respect to any ARM Loan is not properly adjusted by the Master Servicer pursuant to the terms of such Mortgage Loan and applicable law, the Master Servicer is required to deposit in the Certificate Account on or prior to the Due Date of the affected Monthly Payment, an amount equal to the excess, if any, of (i) the amount that would have been received from the borrower if the Mortgage Rate or Monthly Payment had been properly adjusted, over (ii) the amount of such improperly adjusted Monthly Payment, subject to reimbursement only out of such amounts as are recovered from the borrower in respect of such excess.


                         DESCRIPTION OF THE CERTIFICATES

General

     The Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of the Cut-off Date, among the Depositor, the Master Servicer and the Trustee (the "Pooling and Servicing Agreement"), and will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) the Mortgage Loans and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise (upon acquisition, an "REO Property"); (iii) such funds or assets as from time to time are deposited in the Certificate Account;
(iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans; and (v) certain rights of the Depositor under the Mortgage Loan Purchase Agreement relating to Mortgage Loan document delivery requirements and the representations and warranties of the Mortgage Loan Seller regarding the Mortgage Loans.

     The Certificates will consist of four classes to be designated as the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates. The Class A Certificates will have an initial Certificate Balance of $____________, which represents ____% of the Initial Pool Balance;
the Class B Certificates will have an initial Certificate Balance of $____________, which represents ____% of the Initial Pool Balance; the Class C Certificates will have an initial Certificate Balance of $____________, which represents ___% of the Initial Pool Balance; and the Class R Certificates will have a Certificate Balance of zero. The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. On each Distribution Date, the respective Certificate Balances of the Class A, Class B and Class C Certificates (the "Regular Certificates") will in each case be reduced by any amounts actually distributed on such Class of Certificates on such Distribution Date that are allocable to principal.

     Only the Class A and Class B Certificates (the "Offered Certificates") are offered hereby. The Class C and Class R Certificates (the "Private Certificates") have not been registered under the Securities Act of 1933 and are not offered hereby. [___________________________________, has agreed with the
Depositor to purchase the Class C and, except for a nominal interest therein, the Class R Certificates.]

     The Class A Certificates will be issued, maintained and transferred on the book-entry records of DTC and its Participants in denominations of $1,000 and in integral multiples thereof. The Class B Certificates will be issuable in fully registered, certificated form in denominations of $____________ and integral multiples of $1,000 in excess thereof, with one Class B Certificate evidencing an additional amount equal to the remainder of the initial Certificate Balance of such Class.

     The Class A Certificates will initially be represented by one or more global Certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No Class A Certificate Owner will be entitled to receive a Definitive Class A Certificate representing its interest in such Class, except under the limited circumstances described in the Prospectus under "Description of the Certificates-Book-Entry Registration and Definitive Certificates". Unless and until Definitive Class A Certificates are issued, all references to actions by holders of the Class A Certificates will refer to actions taken by DTC upon instructions received from Class A Certificate Owners through its Participants, and all references herein to payments, notices, reports and statements to holders of the Class A Certificates will refer to payments notices, reports and statements to DTC or Cede & Co., as the registered holder of the Class A Certificates, for distribution to Class A Certificate Owners through its Participants in accordance with DTC procedures. See "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

     Until Definitive Class A Certificates are issued, interests in such Class will be transferred on the book-entry records of DTC and its Participants. The Class B Certificates may be transferred or exchanged, subject to certain restrictions on the transfer of such Certificates to Plans (see "ERISA Considerations" herein), at the offices of ___________________________ located at ______________________________________________, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. ________________________ will initially serve as registrar (in such capacity, the "Certificate Registrar") for purposes of recording and otherwise providing for the registration of the Offered Certificates and of transfers and exchanges of the Class B and, if issued, the Definitive Class A Certificates.

Distributions

     Method, Timing and Amount. Distributions on the Certificates will be made by the Master Servicer, to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, commencing in _________ 199__ (each, a "Distribution Date"). All such distributions (other than the final distribution on any Certificate) will be made to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last business day of the month preceding the month in which the related Distribution Date occurs. Each such distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Master Servicer with wiring instructions [no less than five business days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates with an aggregate initial principal amount of at least $5,000,000], or otherwise by check mailed to such Certificateholder. The final distribution on any Certificate will be made in like manner, but only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. All distributions made with respect to a Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. The "Percentage
Interest" evidenced by any Offered Certificate is equal to the initial denomination thereof as of the Delivery Date, divided by the initial Certificate Balance of the Class to which it belongs.

     The aggregate amount available for distribution to Certificateholders on each Distribution Date (the "Available Distribution Amount") will, in general, equal the sum of the following amounts:

     (a) the total amount of all cash received on the Mortgage Loans and any REO Properties that is on deposit in the Certificate Account as of the related Determination Date, exclusive of:

          (i) all Monthly Payments collected but due on a Due Date subsequent to the related Due Period,

          (ii) all principal prepayments (together with related payments of the interest thereon and related Prepayment Premiums), Liquidation Proceeds, Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period, and

          (iii)all  amounts  in  the   Certificate   Account  that  are  due  or
               reimbursable to any person other than the Certificateholders; and

     (b)  all P&I  Advances  made by the Master  Servicer  with  respect to such
          Distribution     Date.    See     "Description    of    the    Pooling
          Agreements-Certificate Account" in the Prospectus.

     The "Due Period" for each Distribution Date will be the period that begins on the ______ day of the month preceding the month in which such Distribution Date occurs and ends on the _____ day of the month in which such Distribution Date occurs. For purposes of the discussion in the Prospectus, the Due Period is also the Prepayment Period. The "Determination Date" for each Distribution Date is the _______ day of the month in which such Distribution Date occurs or, if any such ________ day is not a business day, then the next preceding business day.

     Priority. On each Distribution Date, for so long as the Class A and/or Class B Certificates are outstanding, the Master Servicer will (except as otherwise described under "-Termination" below) apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount, in the following order of priority:

     (1)  to   distributions   of  interest  to  the  holders  of  the  Class  A
          Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class A Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (2) to distributions of principal to the holders of the Class A Certificates in an amount equal to the sum of (a) the product of (i) the Class A Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class A Certificates to zero);

     (3) to distributions of principal to the holders of the Class A Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date;

     (4)  to   distributions   of  interest  to  the  holders  of  the  Class  B
          Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

     (5) to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of (a) the product of (i) the Class B Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) if the Class A Certificates have been retired, then to the extent not distributed in retirement thereof on such Distribution Date, the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class B Certificates to zero);

     (6) to distributions of principal to the holders of the Class A Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class B Certificates immediately prior to such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class A Certificates to zero);

     (7) to distributions of principal to the holders of the Class B Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class B Certificates immediately prior to such Distribution Date, net of any distributions of principal made on such Distribution Date in respect of the Class A Certificates as described in the immediately preceding clause (6);

     (8)  to   distributions   of  interest  to  the  holders  of  the  Class  C
          Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously distributed, for all prior Distribution Dates;

     (9) to distributions of principal to the holders of the Class C Certificates in an amount equal to the product of (a) the Class C Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (b) the Scheduled Principal Distribution Amount for such Distribution Date;

     (10) to distributions of principal to the holders of the respective Classes of Regular Certificates, in alphabetical order of their Class designations (i.e., A, B, C), in an aggregate amount equal to any Uncovered Portion of the Certificate Balance of the Class C Certificates immediately prior to such Distribution Date (but, in each case, not more than would be necessary to reduce the related Certificate Balance to zero); and

     (11) to distributions to the holders of the Class R Certificates in an amount equal to the remaining balance, if any, of the Available Distribution Amount.

     Pass-Through Rates. The Pass-Through Rate applicable to the Class A and Class B Certificates for the initial Distribution Date will equal _______% per annum. With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for the Class A Certificates and the Class B Certificates will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date.

     [The Pass-Through Rate applicable to the Class C Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date. The Class R Certificates will have no specified Pass-Through Rate.]

     The "Weighted Average Effective Net Mortgage Rate" for each Distribution Date is the weighted average of the applicable Effective Net Mortgage Rates for the Mortgage Loans, weighted on the basis of their respective Stated Principal Balances immediately prior to such Distribution Date. For purposes of calculating the Weighted Average Effective Net Mortgage Rate for any
Distribution Date, the applicable "Effective Net Mortgage Rate" for each Mortgage Loan is: (a) if such Mortgage Loan accrues interest on the basis of a 360-day year consisting of twelve 30-day months (a "360/360 basis", which is the basis of accrual for interest on the Regular Certificates), the Net Mortgage Rate in effect for such Mortgage Loan as of the commencement of the related Due Period; and (b) if such Mortgage Loan does not accrue interest on a 360/360 basis, the annualized rate at which interest would have to accrue during the one month period preceding the Due Date for such Mortgage Loan during the related Due Period on a 360/360 basis in order to produce the aggregate amount of interest (adjusted to the actual Net Mortgage Rate) accrued during such period. The "Net Mortgage Rate" for each Mortgage Loan is equal to the related Mortgage Rate in effect from time to time less the Servicing Fee Rate.

     Distributable Certificate Interest. The "Distributable Certificate Interest" in respect of each Class of Regular Certificates for each Distribution Date represents that portion of the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date that is net of such Class's allocable share (calculated as described below) of the aggregate of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments made on the Mortgage Loans during the related Due Period that are not offset by Prepayment Interest Excesses and Prepayment Premiums collected during the related Due Period (the aggregate of such Prepayment Interest Shortfalls that are not so offset or covered, as to such Distribution Date, the "Net Aggregate Prepayment Interest Shortfall").

     The "Accrued Certificate Interest" in respect of each Class of Regular Certificates for each Distribution Date is equal to 30 days' interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Certificate Balance outstanding immediately prior to such Distribution Date.

     The portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocable to each Class of Regular Certificates will equal the product of (a) such Net Aggregate Prepayment Interest Shortfall, multiplied by (b) a fraction, the numerator of which is equal to 30 days' interest at the Pass-Through Rate applicable to such Class of Regular
Certificates for such Distribution Date accrued on the related Certificate Balance (net of any Uncovered Portion thereof) outstanding immediately prior to such Distribution Date, and the denominator of which is equal to 30 days' interest at the Weighted Average Effective Net Mortgage Rate for such
Distribution Date accrued on the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately prior to such Distribution Date.

     Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount. The "Scheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of the principal portions of all Monthly Payments, including Balloon Payments, due during or, if and to the extent not previously received or advanced and distributed to Certificateholders on a preceding Distribution Date, prior to the related Due Period, in each case to the extent paid by the related borrower or advanced by the Master Servicer and included in the Available Distribution Amount for such Distribution Date. The Scheduled Principal Distribution Amount from time to time will include all late payments of principal made by a borrower, including late payments in respect of a delinquent Balloon Payment, regardless of the timing of such late payments, except to the extent such late payments are otherwise reimbursable to the Master Servicer for prior P&I Advances.

     The "Unscheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of: (a) all voluntary prepayments of principal received on the Mortgage Loans during the related Due Period; and (b) any other collections (exclusive of payments by borrowers) received on the Mortgage Loans and any REO Properties during the related Due Period, whether in the form of Liquidation Proceeds, Insurance Proceeds, net income from REO Property or otherwise, that were identified and applied by the Master Servicer as recoveries of previously unadvanced principal of the related Mortgage Loan.

     The respective amounts which constitute the Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount for any Distribution Date are herein collectively referred to from time to time as the "Distributable Principal".

     The "Ownership Percentage" evidenced by any Class of Certificates as of any date of determination will equal a fraction, expressed as a percentage, the numerator of which is the then Certificate Balance of such Class of Certificates, net (in the case of a Class of Regular Certificates) of any Uncovered Portion of such Certificate Balance, and the denominator of which is the then aggregate Stated Principal Balance of the Mortgage Pool.

     Certain Calculations with Respect to Individual Mortgage Loans. The "Stated Principal Balance" of each Mortgage Loan outstanding at any time represents the principal balance of such Mortgage Loan ultimately due and payable to the Certificateholders. The Stated Principal Balance of each Mortgage Loan will initially equal the Cut-off Date Balance thereof and, on each Distribution Date, will be reduced by the portion of the Distributable Principal for such date, which in either case is attributable to such Mortgage Loan. The Stated Principal Balance of a Mortgage Loan may also be reduced in connection with any forced reduction of the actual unpaid principal balance thereof imposed by a court presiding over a bankruptcy proceeding wherein the related borrower is the debtor. See "Certain Legal Aspects of Mortgage Loans-Foreclosure-Bankruptcy Laws" in the Prospectus.

     For purposes of calculating distributions on the Certificates, as well as the amount of Servicing Fees payable each month, each REO Property will be treated as if there exists with respect thereto an outstanding mortgage loan (an "REO Loan"), and all references to "Mortgage Loan", "Mortgage Loans" and "Mortgage Pool" herein and in the Prospectus, when used in such context, will be deemed to also be references to or to also include, as the case may be, any "REO Loans". Each REO Loan will generally be deemed to have the same characteristics as its actual predecessor Mortgage Loan, including the same adjustable or fixed Mortgage Rate (and, accordingly, the same Net Mortgage Rate and Effective Net Mortgage Rate) and the same unpaid principal balance and Stated Principal Balance. Amounts due on such predecessor Mortgage Loan, including any portion thereof payable or reimbursable to the Master Servicer, will continue to be "due" in respect of the REO Loan; and amounts received in respect of the related REO Property, net of payments to be made, or reimbursement to the Master Servicer for payments previously advanced, in connection with the operation and management of such property, generally will be applied by the Master Servicer as if received on the predecessor Mortgage Loan. However, notwithstanding the terms of the predecessor Mortgage Loan, the Monthly Payment "due" on an REO Loan will in all cases, for so long as the related Mortgaged Property is part of the Trust Fund, equal one month's interest thereon at the applicable Mortgage Rate.

Subordination

     The rights of holders of the Class B Certificates and each Class of the Private Certificates (collectively, the "Subordinate Certificates") to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Class A Certificates and each other Class of Subordinate Certificates with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Class A
Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class A Certificates. Similarly, but to a lesser degree, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class B Certificates. The protection afforded to the holders of each Class of Offered Certificates by means of the subordination of each other Class of Certificates with a later alphabetical Class designation, will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described under "-Distributions-Priority" above. No other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

     Allocation to the Class A Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will generally accelerate the amortization of the Class A Certificates relative to the actual amortization of the Mortgage Loans. To the extent that the Class A Certificates are amortized faster than the Mortgage Loans, the percentage interest evidenced by the Class A Certificates in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Subordinate Certificates), thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Certificates by the Subordinate Certificates. Following retirement of the Class A Certificates, allocation to the Class B Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will provide a similar benefit to such Class of Certificates as regards the relative amount of subordination afforded thereto by the Private Certificates.

     Losses and other shortfalls experienced with respect to the Mortgage Loans will not, with the exception of any Net Aggregate Prepayment Interest Shortfalls, be applied to reduce either the Certificate Balance or the absolute entitlement to interest of any Class of Regular Certificates, even though such losses and shortfalls may cause one or more of such Classes to receive less than the full amount of principal and interest to which it is entitled. As a result, the aggregate Stated Principal Balance of the Mortgage Pool at any time may be less than the aggregate Certificate Balance of the Regular Certificates. Such deficit will be allocated to the respective Classes of Regular Certificates (in each case to the extent of its Certificate Balance) in reverse alphabetical order of their Class designations (i.e., C, B, A). Such allocation will not reduce the Certificate Balance of any such Class and is intended solely to identify the portion (the "Uncovered Portion") of the Certificate Balance of each such Class for which there is at such time no corresponding principal amount of Mortgage Loans.

P&I Advances

     [On the business day immediately preceding each Distribution Date, the Master Servicer will be obligated, subject to the recoverability determination described in the next paragraph, to make advances (each, a "P&I Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, funds held in the Certificate Account that are not required to be part of the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of: (i) all Monthly Payments (net of the related Servicing Fee), other than Balloon Payments, which were due on the Mortgage Loans during the related Due Period and delinquent as of the related Determination Date; (ii) in the case of each Mortgage Loan delinquent in respect of its Balloon Payment as of the related Determination Date, an amount equal to 30 days' interest thereon at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing Fee), but only to the extent that the related mortgagor has not made a payment sufficient to cover such amount under any forbearance arrangement or otherwise that has been included in the Available Distribution Amount for such Distribution Date; and (iii) in the case of each REO Property, an amount equal to thirty days' imputed interest with respect thereto at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing
Fee), but only to the extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date. The Master Servicer's obligations to make P&I Advances in respect of any Mortgage Loan or REO Property will continue through liquidation of such Mortgage Loan or disposition of such REO Property, as the case may be.

     The Master Servicer will be entitled to recover any P&I Advance made out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such P&I Advance was made, whether in the form of late payments, Insurance Proceeds, Liquidation Proceeds or otherwise ("Related Proceeds"). Notwithstanding the foregoing, the Master Servicer will not be obligated to make any P&I Advance that it determines in its reasonable good faith judgment would, if made, not be recoverable out of Related Proceeds (a "Nonrecoverable P&I Advance"), and the Master Servicer will be entitled to recover any P&I Advance that it so determines to be a Nonrecoverable P&I Advance out of general funds on deposit in the Certificate Account. See "Description of the Certificates--Advances in Respect of Delinquencies" and "Description of the Pooling Agreements--Certificate Account" in the Prospectus.

     In connection with its recovery of any P&I Advance or reimbursable servicing expense (each, an "Advance"), the Master Servicer will be entitled to retain, out of any amounts then on deposit in the Certificate Account, interest at a per annum rate equal to ________________ (the "Master Servicer Reimbursement Rate"), accrued on the amount of such Advance from the date made to but not including the date of reimbursement.

     To the extent not offset or covered by amounts otherwise payable on the Private Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class B Certificates; and to the extent not offset or covered by amounts otherwise payable on the Class B and the Private Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class A Certificates. To the extent that any holder of an Offered Certificate must bear the cost of the Master Servicer's Advances, the benefits of such Advances to such holder will be contingent on the ability of such holder to reinvest the amounts received as a result of such Advances at a rate of return equal to or greater than the Master Servicer Reimbursement Rate.]

Reports to Certificateholders; Certain Available Information

     On each Distribution Date, the [Master Servicer] [Trustee] will be required to forward by mail to each holder of an Offered Certificate a statement (a "Distribution Date Statement") providing various items of information relating to distributions made on such date with respect to the relevant Class and the recent status of the Mortgage Pool. For a more detailed discussion of the particular items of information to be provided in each Distribution Date Statement, as well as a discussion of certain annual information reports to be furnished by the [Master Servicer] [Trustee] to persons who at any time during the prior calendar year were holders of the Offered Certificates, see
"Description  of  the   Certificates-Reports   to   Certificateholders"  in  the
Prospectus.

     The Pooling and Servicing Agreement requires that the [Master Servicer] [Trustee] make available at its offices primarily responsible for servicing the Mortgage Loans, during normal business hours, for review by any holder of an Offered Certificate, originals or copies of, among other things, the following items: (a) the Pooling and Servicing Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Offered Certificates since the Delivery Date, (c) all officer's certificates delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (d) all accountants' reports delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (e) the most recent property inspection report prepared by or on behalf of the Master Servicer in respect of each Mortgaged Property, (f) the most recent Mortgaged Property annual operating statements, if any, collected by or on behalf of the Master Servicer, and (g) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer. Copies of any and all of the foregoing items will be available from the [Master Servicer] [Trustee] upon request; however, the [Master Servicer] [Trustee] will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

     Until such time as Definitive Class A Certificates are issued, the foregoing information will be available to Class A Certificate Owners only to the extent it is forwarded by or otherwise available through DTC and its Participants. Conveyance of notices and other communications by DTC to
Participants, and by Participants to Class A Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Master Servicer, the Trustee, the Depositor and the Certificate Registrar are required to recognize as Certificateholders only those persons in whose names the Certificates are registered on the books and records of the Certificate Registrar. The initial registered holder of the Class A Certificates will be Cede & Co. as nominee for DTC.

Voting Rights

     At all times during the term of the Pooling and Servicing Agreement, the Voting Rights for the series offered hereby shall be allocated among the respective Classes of Certificateholders in proportion to the Certificate
Balances of their Certificates (net, in the case of a Class of Regular Certificates, of any Uncovered Portion of the related Certificate Balance). Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates. See "Description of the Certificates-Voting Rights" in the Prospectus.

Termination

     The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the assets of the Trust Fund by the Master Servicer. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar or other location specified in such notice of termination.

     Any such purchase by the Master Servicer of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to the excess of (a) the sum of (i) the aggregate Purchase Price of all the Mortgage Loans then included in the Trust Fund and (ii) the fair market value of all REO Properties then included in the Trust Fund, as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee, over (b) the aggregate of amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Master Servicer to effect such termination is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Pool be less than __% of the Initial Pool Balance.

     On the final Distribution Date, the aggregate amount paid by the Master Servicer for the Mortgage Loans and other assets in the Trust Fund (if the Trust Fund is to be terminated as a result of the purchase described in the preceding paragraph), together with all other amounts on deposit in the Certificate Account and not otherwise payable to a person other than the Certificateholders (see "Description of the Pooling Agreements-Certificate Account" in the Prospectus), will be applied: first, to distributions of interest to the holders of the Class A Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class A Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates; second, to distributions of principal to the holders of the Class A Certificates in an amount equal to the sum of the Certificate Balance of the Class A Certificates outstanding immediately prior to such Distribution Date; third, to distributions of interest to the holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates; fourth, to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of the Certificate Balance of the Class B Certificates outstanding immediately prior to such Distribution Date; and thereafter, to distributions to holders of the Private Certificates.

The Trustee

     ____________, a _____________________, will act as Trustee on behalf of the
Certificateholders. [The Master Servicer will be responsible for the fees and normal disbursements of the Trustee.] The offices of the Trustee primarily responsible for the administration of the Trust Fund are located at _____________________________. See "Description of the Pooling Agreements-the Trustee", "-Duties of the Trustee", "-Certain Matters Regarding the Trustee" and "-Resignation and Removal of the Trustee" in the Prospectus.


                        YIELD AND MATURITY CONSIDERATIONS

Yield Considerations

     General. The yield on any Offered Certificate will depend on: (i) the Pass-Through Rate in effect from time to time for such Certificate; (ii) the price paid for such Certificate and, if the price was other than par, the rate and timing of payments of principal on such Certificate; and (iii) the aggregate amount of distributions on such Certificate.

     Pass-Through Rate. The Pass-Through Rate applicable to the Class A Certificates and the Class B Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such date. Accordingly, the yield on the Offered Certificates will be sensitive to (x) adjustments to the Mortgage Rates on the ARM Loans and (y) changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of the Mortgage Loans. See "Description of the Mortgage Pool" herein and "-Yield Considerations-Rate and Timing of Principal Payments" below.

     Rate and Timing of Principal Payments. The yield to holders of Offered Certificates that are purchased at a discount or premium will be affected by the rate and timing of principal payments on such Certificates. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely in respect of the Class B Certificates. See "Description of the Certificates-Distributions-Priority" and "-Distributions-Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. Consequently, the rate and timing of principal payments on the Offered Certificates will be directly related to the rate and timing of principal payments on or in respect of the Mortgage Loans (including principal prepayments on the Mortgage Loans resulting from both voluntary prepayments by the mortgagors and involuntary liquidations). The rate and timing of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans, will result in distributions on the Offered Certificates of amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Offered Certificates) while work-outs are negotiated or foreclosures are completed. See "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein and "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans-Foreclosure" in the Prospectus.

     The extent to which the yield to maturity of any Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans are in turn distributed on such Certificates. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal on the Mortgage Loans is distributed on an Offered Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments (to the extent distributable on such investor's Offered Certificates) occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the Mortgage Loans.

     The yield to maturity of Offered Certificates that are purchased at a discount or premium will be similarly affected by payments of principal thereon made with funds in excess of the Distributable Principal to which the holders of such Certificates may be then entitled. As described herein under "Description of the Certificates-Distributions-Priority", if there exists an Uncovered
Portion of the Certificate Balance of any Class of Regular Certificates outstanding immediately prior to a Distribution Date, distributions will be made, to the extent of the lesser of available funds and such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of Regular Certificates and each other Class of Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of such Class designations. Accordingly, losses incurred in respect of the Mortgage Pool, to the extent creating an Uncovered Portion of the Certificate Balance of the Class C Certificates, could speed amortization of the Offered Certificates, to the extent described above, beyond any positive effect on such amortization that would generally result from liquidations of Mortgage Loans prior to their maturity.

     Losses and Shortfalls. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Losses and other shortfalls on the Mortgage Loans will, with the exception of any Net Aggregate Prepayment Interest Shortfalls, generally be borne: first, by the holders of the Private Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; second, by the holders of the Class B Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; and last, by the holders of the Class A Certificates. As more fully described herein under "Description of the Certificates-Distributions-Distributable Certificate Interest", Net Aggregate Prepayment Interest Shortfalls will generally be borne by the respective Classes of Certificateholders on a pro rata basis.

     Certain Relevant Factors. The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, Prepayment Premiums, adjustable Mortgage Rates and amortization terms that require balloon payments), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for rental units and hotel rooms in such areas, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors-The Mortgage Loans" and "Description of the Mortgage Pool" herein and "Yield and Maturity Considerations-Principal Prepayments" in the Prospectus.

     The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Although most of the Mortgage Loans are ARM Loans, adjustments to the Mortgage Rates thereon will generally be limited by lifetime and/or periodic caps and floors and, in each case, will be based on the related Index (which may not rise and fall consistently with mortgage interest rates then available) plus the related Gross Margin (which may be different from margins then offered on adjustable rate mortgage loans). See "Description of the Mortgage Pool-Certain Payment Characteristics" and "-The Index" herein. As a result, the Mortgage Rates on the ARM Loans at any time may not be comparable to prevailing market interest rates. In addition, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on the ARM Loans decline in a manner consistent therewith, related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate, or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. The Mortgage Loans may be prepaid at any time and, in ____ cases (approximately _____% of the Initial Pool Balance), may be prepaid in whole or in part without payment of a Prepayment Premium.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by Federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

     The Depositor makes no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

     Delay in Payment of Distributions. Because monthly distributions will not be made to Certificateholders until a date that is scheduled to be at least _____ days and as many as ______ days following the Due Dates for the Mortgage Loans during the related Due Period, the effective yield to the holders of the Offered Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rates and purchase prices (assuming such prices did not account for such delay).

     Unpaid Distributable Certificate Interest. As described under "Description of the Certificates-Distributions-Priority" herein, if the portion of the Available Distribution Amount distributable in respect of interest on either Class of Offered Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

Weighted Average Life

     The weighted average life of an Offered Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of an Offered Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected or advanced and by the availability of any amounts other than Distributable Principal to amortize the Certificate Balance of its Class. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely in respect of the Class B Certificates. In addition, as and to the extent described herein, distributions in respect of an Uncovered Portion of the Certificate Balance of any Class of Regular Certificates will be applied, to the extent of such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of Regular Certificates and each other
Class of Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of such Class designations. See "Description of the Certificates-Distributions-Priority" and "-Distributions-Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. As a consequence of the foregoing, the weighted average life of the Class A Certificates will be shorter, and the weighted average life of the Class B Certificates may be longer, than would otherwise be the case if Distributable Principal and any other amounts being applied in reduction of the Certificate Balances of the Regular Certificates were being distributed on a pro rata basis among the respective Classes thereof.

     Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the ["Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of the pool of mortgage loans. As used in each of the following tables, the column headed "0%" assumes that none of the Mortgage Loans is prepaid before maturity. The columns headed "___%", "___%", "___%" and "___%" assume that prepayments on the Mortgage Loans are made at those CPRs. There is no assurance, however, that prepayments of the Mortgage Loans will conform to any level of CPR, and no representation is made that the Mortgage Loans will prepay at the CPRs shown or at any other prepayment rate. ]

     The following tables indicate the percentage of the initial Certificate Balance of each Class of Offered Certificates that would be outstanding after each of the dates shown at various CPRs and the corresponding weighted average life of each such Class of Offered Certificates. The tables have been prepared on the basis of the following assumptions, among others: (i) scheduled monthly payments of principal and interest on the Mortgage Loans will be timely received (with no defaults) and will be distributed on the 25th day of each month commencing in ________ 199___; (ii) the Mortgage Rate in effect for each Mortgage Loan as of the Cut-off Date will remain in effect (a) in the case of each Fixed Rate Loan, to maturity and, (b) in the case of each ARM Loan, until its next Interest Rate Adjustment Date, when a new Mortgage Rate that is to remain in effect to maturity will be calculated reflecting the value of the related Index as of ________, 199__, subject to such Mortgage Loan's lifetime and/or periodic rate caps and floors, if any; (iii) all Mortgage Loans accrue and pay interest on a 360/360 basis; (iv) the monthly principal and interest payment due for each Mortgage Loan on the first Due Date following the Cut-off Date will continue to be due (a) in the case of each Fixed Rate Loan, on each Due Date until maturity and (b) in the case of each ARM Loan, until its next Payment Adjustment Date, when a new payment that is to be due on each Due Date until maturity will be calculated reflecting the appropriate Mortgage Rate and remaining amortization term; (v) principal prepayments on the Mortgage Loans will be received on their respective Due Dates at the respective CPRs set forth in the tables, and there will be no Net Aggregate Prepayment Interest Shortfalls in connection therewith; and (vi) the Mortgage Loan Seller will not be required to repurchase any Mortgage Loan, and the Master Servicer will not exercise its option to purchase all the Mortgage Loans and thereby cause an early termination of the Trust Fund. To the extent that the Mortgage Loans have characteristics that differ from those assumed in preparing the tables set forth below, each Class of the Offered Certificates may mature earlier or later than indicated by the tables. It is highly unlikely that the Mortgage Loans will prepay at any constant rate until maturity or that all the Mortgage Loans will prepay at the same rate. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Certificate Balances (and weighted average lives) shown in the following tables. Such variations may occur even if the average prepayment experience of the Mortgage Loans were to equal any of the specified CPR percentages.

     Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay.

     Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class A Certificates and sets forth the percentage of the initial Certificate Balance of the Class A Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent of the Initial Certificate Balance of the
                   Class A Certificates at the Respective CPRs
                                Set Forth Below:

         Date                                                    0%         %        %        %         %
         ----                                                    --     -   -    -   -     -  -    -    -

         Delivery Date.................................         100.0    100.0     100.0    100.0     100.0
         _________ 25, 1996............................
         _________ 25, 1997............................
         _________ 25, 1998............................
         _________ 25, 1999............................
         _________ 25, 2000............................
         _________ 25, 2001............................
         _________ 25, 2002............................
         _________ 25, 2003............................
         Weighted Average Life (years)(A)..............

----

(A) The weighted average life of a Class A Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class A Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class A Certificate.



     Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class B Certificates and sets forth the percentage of the initial Certificate Balance of the Class B Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent of the Initial Certificate Balance of the
                   Class B Certificates at the Respective CPRs
                                Set Forth Below:

         Date                                                0%         %        %          %          %
         ----                                                --     -   -    -   -     -    -     -    -
         Delivery Date                                      100.0    100.0     100.0     100.0      100.0
         _________ 25, 1996............................
         _________ 25, 1997............................
         _________ 25, 1998............................
         _________ 25, 1999............................
         _________ 25, 2000............................
         _________ 25, 2001............................
         _________ 25, 2002............................
         _________ 25, 2003............................
         _________ 25, 2004............................
         Weighted Average Life (years)(A)..............

----

(A) The weighted average life of a Class B Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class B Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class B Certificate.

[The following disclosure is applicable to Stripped Interest Certificates...

Yield Sensitivity of the Class S Certificates

     The yield to maturity of the Class S Certificates will be especially sensitive to the prepayment, repurchase and default experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rapid rate of principal payments will have a material negative effect on the yield to maturity of the Class S Certificates. There can be no assurance that the Mortgage Loans will prepay at any particular rate. Prospective investors in the Class S Certificates should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment.

     The following table indicates the sensitivity to various rates of prepayment on the Mortgage Loans of the annual aggregate payments of interest on the Class S Certificates and the pre-tax yields to maturity on a corporate bond equivalent basis of the Class S Certificates. Such calculations are based on the assumptions described on page __ hereof and that the Class S Certificates are purchased on _____________, at an assumed aggregate purchase price equal to $____________ (which includes accrued interest from ____________).

               Projected Annual Aggregate Payments of Interest and
                    Pre-Tax Yield on the Class S Certificates
                                 (in thousands)

         Twelve consecutive
         Distribution Dates                              Percentages of [Prepayment speed model]
                                      ------------------------------------------------------------------------------
               ending                        %                %                %              %                %
                                      ------------     ------------     ------------    -----------     ------------
         ________ 25, 1996.........
         ________ 25, 1997.........
         ________ 25, 1998.........
         ________ 25, 1999.........
         ________ 25, 2000.........
         ________ 25, 2001.........
         ________ 25, 2002.........
         ________ 25, 2003.........
         ________ 25, 2004.........
         ________ 25, 2005.........
         ________ 25, 2006.........
         ________ 25, 2007.........
         Total Payments............
         Pre-Tax Yield.............

     The pre-tax yields set forth in the preceding table were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the Class S Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed aggregate purchase price of such Certificates and by converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account shortfalls in collection of interest due to prepayments (or other liquidations) on the Mortgage Loans or the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class S Certificates and consequently does not purport to reflect the return on any investment in the Class S Certificates when such reinvestment rates are considered. Such calculation does not presume receipt of any distributions in respect of Prepayment Premiums.

     The characteristics of the Mortgage Loans may differ from those assumed in preparing the table above. There can be no assurance that the Mortgage Loans will prepay at any of the rates shown in the table or at any other particular rate, that the cash flows on the Class S Certificates will correspond to the cash flow shown herein or that the aggregate purchase price of the Class S Certificates will be as assumed. [Describe prepayment speed model] In addition, it is unlikely that any Mortgage Loan will prepay at the specified percentages of [Prepayment speed model] until maturity or that all of the Mortgage Loans will prepay at the same rate. The timing of changes in the rate of prepayments may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments is consistent with the expectations of investors. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class S Certificates.]


                                 USE OF PROCEEDS

     Substantially all of the proceeds from the sale of the Offered Certificates will be used by the Depositor to purchase the Mortgage Loans and to pay certain expenses in connection with the issuance of the Certificates.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Upon the issuance of the Offered Certificates, Cadwalader, Wickersham & Taft, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a REMIC under the Code.

     For federal income tax purposes, the Class R Certificates will be the sole class of "residual interests" in the REMIC and the Class A, Class B and Class C Certificates will be the "regular interests" in the REMIC and will be treated as debt instruments of the REMIC.

     See   "Certain   Federal   Income  Tax   Consequences-Federal   Income  Tax
Consequences for REMIC Certificates" in the Prospectus.

     The Class _____ Certificates [may] [will not] be treated as having been issued with original issue discount for federal income tax purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to ___% [CPR] [SPA]. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates-Taxation of Regular Certificates-Original Issue Discount" in the Prospectus.

     The Class _____ Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such class of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates-Taxation of Regular Certificates-Premium" in the Prospectus.

     The Offered Certificates will be treated as [, assets described in Section 7701(a)(19)(C) of the Code] and "real estate assets" within the meaning of
Section 856(c)(5)(A) of the Code generally in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. [In addition, the Offered Certificates will be "obligation(s) ... which ... [are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(C) of the Code generally to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(5)(A) of the Code. Moreover, the Offered Certificates will be "obligation[s] ... which
 ... [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(C) of the Code.] [The Offered Certificates will not be considered to represent an interest in "loans ... secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code.] See "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates-Status of REMIC Certificates" in the Prospectus.

     For further information regarding the federal income tax consequences of investing in the Class A Certificates, see "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates" in the Prospectus.


                              ERISA CONSIDERATIONS

     A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and insurance company general and separate accounts in which such plans, accounts or arrangements are invested, that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan") should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto.

     [The U.S. Department of Labor issued to The Chase Manhattan Corporation (formerly known as Chemical Banking Corporation) an individual prohibited transaction exemption, Prohibited Transaction Exemption 90-33 (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions  of  Section  406 of ERISA,  and the  excise  taxes  imposed  on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of mortgage pools, such as the Mortgage Pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the Class A Certificates, underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "ERISA Considerations", the term "Underwriter" shall include (a) The Chase Manhattan Corporation, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with The Chase Manhattan Corporation [(such as Chase Securities Inc.)], and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to the Class A Certificates.

     The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Class A Certificates to be eligible for exemptive relief thereunder. First, the acquisition of the Class A Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by the Class A Certificates must not be subordinated to the rights and interests evidenced by the other certificates of the same trust. Third, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group", which consists of any Underwriter, the Depositor, the Master Servicer, the Trustee, any sub-servicer, and any mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the Class A Certificates. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the Class A Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     Because the Class A Certificates are not subordinated to any other Class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of the Class A Certificates that they be rated not lower than "__" by _______________________________________. As of the Delivery Date, the fourth general condition set forth above will be satisfied with respect to the Class A Certificates. A fiduciary of a Plan contemplating purchasing a Class A Certificate in the secondary market must make its own determination that, at the time of such purchase, the Class A Certificates continue to satisfy the third and fourth general conditions set forth above. A fiduciary of a Plan contemplating purchasing a Class A Certificate, whether in the initial issuance of such Certificates or in the secondary market, must make its own determination that the first, fifth and sixth general conditions set forth above will be satisfied with respect to such Class A Certificate.

     The Exemption also requires that the Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of Standard & Poor's, Moody's, Duff & Phelps or Fitch for at least one year prior to the Plan's acquisition of Class A Certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Class A
Certificates. [The Depositor has confirmed to its satisfaction that such requirements have been satisfied as of the date hereof.]

     If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code) in connection with (i) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the Depositor, the Underwriter, the Trustee, the Master Servicer, a sub-servicer or a mortgagor is a Party in Interest with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of the Class A Certificates by a Plan and
(iii) the holding of Class A Certificates by a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Class A Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

     If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in such Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or (b) an affiliate of such a person,
(2) the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by a Plan and (3) the holding of Class A Certificates by a Plan. Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Mortgage Pool.

     Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm that (i) the Class A Certificates constitute "certificates" for purposes of the Exemption and (ii) the specific and general conditions and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. See "ERISA Considerations" in the Prospectus. A purchaser of a Class A Certificate should be aware, however, that even if the conditions specified in one or more exemptions are satisfied, the scope of relief provided by an exemption may not cover all acts which might be construed as prohibited transactions.]

     [Because the characteristics of the Class B Certificates do not meet the requirements of the Exemption, the purchase or holding of such Certificates by a Plan may result in prohibited transactions or the imposition of excise taxes or civil penalties. As a result,] no transfer of a [Class B] Certificate or any interest therein may be made to a Plan or to any person who is directly or indirectly purchasing such [Class B] Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an opinion of counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. See "ERISA Considerations" in the Prospectus.

     [The Small Business Job Protection Act of 1996 added a new Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by the code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL, is required to issue final regulations ("401(c) Regulations") no later than December 31, 1997 which are to provide guidance for the purpose of determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets continue Plan assets. Section 401(c) of ERISA generally provides that, until the date which is 18 months after the 401(c) Regulations become final, no person shall be subject to liability under Part 4 of Title I of ERISA and Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute Plan assets, unless (i) as otherwise provided by the Secretary of Labor in the 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998, or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as Plan assets. In addition, because Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the Offered Certificates should consult with their legal counsel with respect to the applicability of Section 401(c) of ERISA, including the general account's ability to continue to hold the Offered Certificates after the date which is 18 months after the date the 401(c) Regulations become final.]

     Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

     A governmental plan as defined in Section 3(32) of ERISA is not subject to Title I of ERISA or Section 4975 of the Code. However, such a governmental plan may be subject to a federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA of the Code ("Similar Law"). A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under Similar Law.

     The sale of Certificates to a Plan is in no respect a representation by the Depositor or Underwriter that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.


                                LEGAL INVESTMENT

     [As long as the Class A Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, the Class A Certificates will constitute "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

     [The Class B Certificates will not be "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the Class B Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Class B Certificates, is subject to significant interpretive uncertainties.]

     [Except as to the status of the Class A Certificates as "mortgage related securities," no] [No] representation is made as to the proper characterization of the Offered Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions.

     See "Legal Investment" in the Prospectus.


                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and the Underwriter, the Offered Certificates will be purchased from the Depositor by the Underwriter, an affiliate of the Depositor, upon issuance. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor estimated to be approximately $_______, will be _______% of the initial aggregate Certificate Balance thereof, plus accrued interest.

     Distribution of the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter. In connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Securities Act").

     Purchasers of the Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     The Depositor also has been advised by the Underwriter that it, through one or more of its affiliates, currently intends to make a market in the Offered Certificates; however, it has no obligation to do so, any market making may be discontinued at any time and there can be no assurance that an active public market for the Offered Certificates will develop. See "Risk Factors-Limited Liquidity" herein and "Risk Factors-Secondary Market" in the Prospectus.

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will be used by the Underwriter in connection with offers and sales related to market-making transactions in the Offered Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.]

     The Depositor has agreed to indemnify the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act against, or make contributions to the Underwriter and each such controlling person with respect to, certain liabilities, including liabilities under the Securities Act.


                                  LEGAL MATTERS

     Certain legal matters will be passed upon for the Depositor and the Underwriter by Cadwalader, Wickersham & Taft, New York, New York.


                                     RATING

     It is a condition to issuance that the Class A Certificates be rated not lower than "__", and the Class B Certificates be rated not lower than "__", by
____________________________________.

     A securities rating on mortgage pass-through certificates addresses the likelihood of the receipt by holders thereof of payments to which they are entitled. The rating takes into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments required under the certificates. The ratings on the Offered Certificates do not, however, constitute a statement regarding the likelihood or frequency of prepayments (whether voluntary or involuntary) on the Mortgage Loans, [The following disclosure is applicable to Stripped Interest Certificates... or the possibility that as a result of prepayments investors in the Class S Certificates may realize a lower than anticipated yield or may fail to recover fully their initial investment.]

     There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating to either or both Classes thereof and, if so, what such rating or ratings would be. A rating assigned to either Class of Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned thereto by ____________________________.

     The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. See "Risk Factors-Limited Nature of Ratings" in the Prospectus.

                         INDEX OF PRINCIPAL DEFINITIONS


360/360 basis....................................S-40

Accrued Certificate Interest.....................S-40
Advance..........................................S-43
ARM Loans..............................S-2, S-8, S-24
Available Distribution Amount..............S-12, S-38
Balloon Payment.............................S-9, S-24
Certificate Balance...............................S-2
Certificate Registrar............................S-38
Certificates.................................S-1, S-7
Class.............................................S-1
Class A Certificate Owner.........................S-7
Class S Certificate...............................S-2
Code.............................................S-18
Constant Prepayment Rate.........................S-47
CPR..............................................S-47
Custodian........................................S-32
Cut-off Date.................................S-1, S-7
Cut-off Date LTV Ratio...........................S-28
Debt Service Coverage Ratio......................S-28
Definitive Class A Certificate....................S-7
Delivery Date................................S-2, S-7
Depositor....................................S-1, S-7
Determination Date...............................S-39
Distributable Certificate Interest.........S-14, S-40
Distributable Principal....................S-13, S-41
Distribution Date.....................S-2, S-11, S-38
Distribution Date Statement......................S-43
DTC...............................................S-7
Due Date..........................................S-8
Due Period.................................S-11, S-39
Effective Net Mortgage Rate................S-11, S-40
ERISA......................................S-18, S-52
ERISA Considerations.............................S-38
Exemption........................................S-52
Fixed Rate Loans.......................S-2, S-8, S-24
Form 8-K.........................................S-34
Gross Margin......................................S-8
Hotel Property...................................S-23
Index..................................S-2, S-8, S-24
Initial Pool Balance..............................S-1
Interest Rate Adjustment Date.....................S-8
Master Servicer...................................S-7
Master Servicer Reimbursement Rate.........S-15, S-43
Monthly Payments.............................S-2, S-8
Mortgage.........................................S-23
Mortgage File....................................S-32
Mortgage Loan Purchase Agreement............S-8, S-31
Mortgage Loan Seller.............S-2, S-7, S-23, S-31
Mortgage Loans....................................S-1
Mortgage Note....................................S-23
Mortgage Pool.....................................S-1
Mortgage Rate................................S-2, S-8
Mortgaged Property..........................S-8, S-23
Net Aggregate Prepayment Interest ShortfallS-13, S-40
Net Mortgage Rate..........................S-11, S-40
Net Operating Income.............................S-28
Nonrecoverable P&I Advance.......................S-43
Offered Certificates...................S-1, S-7, S-37
Ownership Percentage.......................S-14, S-41
P&I Advance................................S-16, S-42
Participants......................................S-7
Pass-Through Rate.................................S-2
Payment Adjustment Date...........................S-9
Percentage Interest..............................S-38
Permitted Investments............................S-35
Plan.......................................S-18, S-52
Pooling and Servicing Agreement............S-10, S-37
Prepayment Interest Excess.................S-13, S-35
Prepayment Interest Shortfall..............S-13, S-35
Prepayment Premiums..............................S-24
Private Certificates........................S-7, S-37
Purchase Price...................................S-33
Rating Agencies..................................S-18
Record Date......................................S-11
Related Proceeds.................................S-43
REMIC.............................................S-3
Regular Certificates...................S-3, S-7, S-37
REO Loan.........................................S-41
REO Property...............................S-14, S-37
Scheduled Principal Distribution Amount....S-13, S-41
Securities Act...................................S-55
Servicing Fee....................................S-35
Servicing Fee Rate...............................S-35
SMMEA......................................S-18, S-54
Stated Principal Balance...................S-11, S-41
Subordinate Certificates...................S-17, S-41
Trustee...........................................S-7
Trust Fund..................................S-1, S-10
Uncovered Portion..........................S-10, S-42
Underwriter.......................................S-1
Unscheduled Principal Distribution Amount..S-14, S-41
Weighted Average Effective Net Mortgage RateS-11, S-40

                                     ANNEX A

                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

     No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the accompanying Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or by the Underwriter. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any h such offer or solicitation. Neither the delivery of this Prospectus Supplement and the accompanying Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement or the accompanying Prospectus.


            $___________

     CHASE COMMERCIAL MORTGAGE
          SECURITIES CORP.

  Commercial Mortgage Pass-Throug

            Certificates





          Series 199_-_

           -----------

      PROSPECTUS SUPPLEMENT

           ___________


     [Chase Securities Inc.]

         ________, 199_

           ___________

                    TABLE OF CONTENTS
                                                 Page
                  Prospectus Supplement


Summary..........................................S-7
Risk Factors....................................S-20
Description of the Mortgage Pool................S-23
Servicing of the Mortgage Loans.................S-34
Description of the Certificates.................S-37
Yield and Maturity Considerations...............S-45
Use of Proceeds.................................S-51
Certain Federal Income Tax Consequences.........S-51
ERISA Considerations............................S-52
Legal Investment................................S-54
Method of Distribution..........................S-54
Legal Matters...................................S-55
Rating..........................................S-55
Index of Principal Definitions..................S-57

                        Prospectus

Available Information..............................4
Incorporation of Certain Information by Reference..5
Summary of Prospectus.............................10
Risk Factors......................................19
Description of the Trust Funds....................29
Yield and Maturity Considerations.................36
The Depositor.....................................44
Use of Proceeds...................................44
Description of the Certificates...................45
Description of the Pooling Agreements.............55
Description of Credit Support.....................74
Certain Legal Aspects of Mortgage Loans...........77
Certain Federal Income Tax Consequences...........91
State and Other Tax Considerations...............126
ERISA Considerations.............................127
Legal Investment.................................129
Method of Distribution...........................131
Legal Matters....................................133
Financial Information............................133
Rating...........................................133
Index of Principal Definitions...................134

                                   PROSPECTUS
                       Mortgage Pass-Through Certificates
                              (Issuable in Series)
                   Chase Commercial Mortgage Securities Corp.
                                   (Depositor)

                                   -----------

     The mortgage pass-through certificates (the "Offered Certificates") offered hereby and by the supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates".

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the "Trust Fund") consisting primarily of a segregated pool (a "Mortgage Asset Pool") of various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans, or a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). If so specified in the related Prospectus Supplement, a material portion of the Mortgage Loans in any Mortgage Asset Pool will be secured by hotel/motel properties. If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Credit Support"), and interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements described in this Prospects, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support".

     The Depositor does not intend to list any of the Offered Certificates on any securities exchange and has not made any other arrangement for secondary trading of the Offered Certificates. There will have been no public market for the Certificates of any series prior to the offering thereof. No assurance can be given that such a market will develop as a result of such an offering. See "Risk Factors".

     See "Risk Factors" beginning on page 17 of this Prospectus for certain factors to be considered in purchasing the Offered Certificates.

                                                  (cover continued on next page)
                                   -----------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   -----------

     The Offered Certificates of any series may be offered through one or more different methods, including offerings through underwriters, which may include Chase Securities Inc., an affiliate of the Depositor, as more fully described under "Method of Distribution" and in the related Prospectus Supplement.

     This Prospectus may not be used to consummate sales of the Offered Certificates of any series unless accompanied by the Prospectus Supplement for such series.

     The date of this Prospectus is March 20, 1998

(cover continued)

     As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that: (i) provide for the accrual of interest thereon based on a fixed, variable or adjustable interest rate; (ii) are senior or subordinate to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) are entitled to distributions of principal, with disproportionately small, nominal or no distributions of interest; (iv) are entitled to distributions of interest, with disproportionately small, nominal or no distributions of principal; (v) provide for distributions of interest thereon or principal thereof that commence only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; or (vii) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology. See "Description of the Certificates".

     Distributions in respect of the Certificates of each series will be made on a monthly, quarterly, semi-annual, annual or other periodic basis as specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, such distributions will be made only from the assets of the related Trust Fund.

     No series of Certificates will represent an obligation of or interest in the Depositor or any of its affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates of any series nor the assets in any Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates (the "Certificateholders") pursuant to a Pooling Agreement, as more fully described herein.

     The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described herein and in the related Prospectus Supplement. See "Yield and Maturity Considerations". A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates".

     If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. See "Certain Federal Income Tax Consequences".

                              PROSPECTUS SUPPLEMENT

     As more particularly described herein, the Prospectus Supplement relating to each series of Offered Certificates will, among other things, set forth, as and to the extent appropriate: (i) a description of the class or classes of such Offered Certificates, including the payment provisions with respect to each such class, the aggregate principal amount of each such class (the "Certificate Balance"), the rate at which interest accrues from time to time, if at all, with respect to each such class (the "Pass-Through Rate") or the method of determining such rate, and whether interest with respect to each such class will accrue from time to time on its aggregate principal amount or a specified notional amount, if at all; (ii) information with respect to any other classes of Certificates of the same series; (iii) the respective dates on which distributions are to be made; (iv) information as to the assets constituting the related Trust Fund, including the general characteristics of the assets included therein, including the Mortgage Assets and any Credit Support and Cash Flow Agreements (with respect to the Certificates of any series, the "Trust Assets");
(v) the circumstances, if any, under which the related Trust Fund may be subject to early termination; (vi) additional information with respect to the method of distribution of such Offered Certificates; (vii) whether one or more REMIC elections will be made and the designation of the "regular interests" and "residual interests" in each REMIC to be created; (viii) the initial percentage ownership interest in the related Trust Fund to be evidenced by each class of Certificates of such series; (ix) information concerning the trustee (as to any series, the "Trustee") of the related Trust Fund; (x) if the related Trust Fund includes Mortgage Loans, information concerning the master servicer (as to any series, the "Master Servicer") and any special servicer (as to any series, the "Special Servicer") of such Mortgage Loans; (xi) information as to the nature and extent of subordination of any class of Certificates of such series, including a class of Offered Certificates; and (xii) whether such Offered Certificates will be initially issued in definitive or book-entry form.


                              AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement relating to each series of Offered Certificates contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. The Commission also maintains a World Wide Web site which provides on-line access to reports, proxy and information statements and other information regarding registrants that file electronically with the Commission at the address "http://www.sec.gov."

     No person has been authorized to give any information or to make any representation not contained in this Prospectus and any related Prospectus Supplement and, if given or made, such information or representation must not be relied upon. This Prospectus and any related Prospectus Supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Offered Certificates, or an offer of the Offered Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

     The Master Servicer or Trustee for each series will be required to mail to holders of the Offered Certificates of each series periodic unaudited reports concerning the related Trust Fund. If beneficial interests in a class of Offered Certificates are being held and transferred in book-entry format through the facilities of The Depository Trust Company ("DTC") as described herein, then unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to a nominee of DTC as the registered holder of such Offered Certificates. Conveyance of notices and other communications by DTC to its participating organizations, and directly or indirectly through such participating organizations to the beneficial owners of the applicable Offered Certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. See "Description of the Certificates--Reports to Certificateholders" and "--Book-Entry Registration and Definitive Certificates" and "Description of the Pooling Agreements--Evidence as to Compliance". The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.


                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of an offering of Offered Certificates evidencing interests therein. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of such person, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to its principal executive offices at 270 Park Avenue, New York, New York 10017-2070,
Attention: President, or by telephone at (212) 834-5588. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

                                TABLE OF CONTENTS

                                                                            Page

PROSPECTUS SUPPLEMENT..........................................................
AVAILABLE INFORMATION..........................................................
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE..............................
SUMMARY OF PROSPECTUS..........................................................
RISK FACTORS...................................................................
  Secondary Market.............................................................
  Limited Assets...............................................................
  Prepayments; Average Life of Certificates; Yields............................
  Limited Nature of Ratings....................................................
  Risks Associated with Certain Mortgage Loans and Mortgaged Properties........
  Balloon Payments; Borrower Default...........................................
  Credit Support Limitations...................................................
  Leases and Rents.............................................................
  Environmental Risks..........................................................
  Special Hazard Losses........................................................
  ERISA Considerations.........................................................
  Certain Federal Tax Considerations Regarding Residual Certificates...........
  Certain Federal Tax Considerations Regarding Original Issue Discount.........
  Book-Entry Registration......................................................
  Delinquent and Non-Performing Mortgage Loans.................................
DESCRIPTION OF THE TRUST FUNDS.................................................
  General......................................................................
  Mortgage Loans...............................................................
  MBS..........................................................................
  Certificate Accounts.........................................................
  Credit Support...............................................................
  Cash Flow Agreements.........................................................
YIELD AND MATURITY CONSIDERATIONS..............................................
  General......................................................................
  Pass-Through Rate............................................................
  Payment Delays...............................................................
  Certain Shortfalls in Collections of Interest................................
  Yield and Prepayment Considerations..........................................
  Weighted Average Life and Maturity...........................................
  Controlled Amortization Classes and Companion Classes........................
  Other Factors Affecting Yield, Weighted Average Life and Maturity............
THE DEPOSITOR..................................................................
USE OF PROCEEDS................................................................
DESCRIPTION OF THE CERTIFICATES................................................
  General......................................................................
  Distributions................................................................
  Distributions of Interest on the Certificates................................
  Distributions of Principal on the Certificates...............................
  Distributions on the Certificates in Respect of Prepayment Premiums or in
  Respect of Equity Participations ............................................
  Allocation of Losses and Shortfalls..........................................
  Advances in Respect of Delinquencies.........................................
  Reports to Certificateholders................................................
  Voting Rights................................................................
  Termination..................................................................
  Book-Entry Registration and Definitive Certificates..........................
DESCRIPTION OF THE POOLING AGREEMENTS..........................................
  General......................................................................
  Assignment of Mortgage Loans; Repurchases....................................
  Representations and Warranties; Repurchases..................................
  Collection and Other Servicing Procedures....................................
  Sub-Servicers................................................................
  Special Servicers............................................................
  Certificate Account..........................................................
  Modifications, Waivers and Amendments of Mortgage Loans......................
  Realization Upon Defaulted Mortgage Loans....................................
  Hazard Insurance Policies....................................................
  Due-on-Sale and Due-on-Encumbrance Provisions................................
  Servicing Compensation and Payment of Expenses...............................
  Evidence as to Compliance....................................................
  Certain Matters Regarding the Master Servicer and the Depositor..............
  Events of Default............................................................
  Rights Upon Event of Default.................................................
  Amendment....................................................................
  List of Certificateholders...................................................
  The Trustee..................................................................
  Duties of the Trustee........................................................
  Certain Matters Regarding the Trustee........................................
  Resignation and Removal of the Trustee.......................................
DESCRIPTION OF CREDIT SUPPORT..................................................
  General......................................................................
  Subordinate Certificates.....................................................
  Cross-Support Provisions.....................................................
  Insurance or Guarantees with Respect to Mortgage Loans.......................
  Letter of Credit.............................................................
  Certificate Insurance and Surety Bonds.......................................
  Reserve Funds................................................................
  Credit Support with respect to MBS...........................................
CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS........................................
  General......................................................................
  Types of Mortgage Instruments................................................
  Leases and Rents.............................................................
  Personalty...................................................................
  Foreclosure..................................................................
  Bankruptcy Laws..............................................................
  Environmental Risks..........................................................
  Due-on-Sale and Due-on-Encumbrance...........................................
  Subordinate Financing........................................................
  Default Interest and Limitations on Prepayments..............................
  Applicability of Usury Laws..................................................
  Soldiers' and Sailors' Civil Relief Act of 1940..............................
  Type of Mortgaged Property...................................................
  Americans with Disabilities Act..............................................
  Forfeitures In Drug And RICO Proceedings.....................................
CERTAIN FEDERAL INCOME TAX CONSEQUENCES........................................
  Federal Income Tax Consequences for REMIC Certificates.......................
      General..................................................................
      Status of REMIC Certificates.............................................
      Qualification as a REMIC.................................................
      Taxation of Regular Certificates.........................................
         General...............................................................
         Original Issue Discount...............................................
         Acquisition Premium...................................................
         Variable Rate Regular Certificates....................................
         Deferred Interest.....................................................
         Market Discount.......................................................
         Premium...............................................................
         Election to Treat All Interest Under the Constant Yield Method........
         Sale or Exchange of Regular Certificates..............................
         Treatment of Losses...................................................
      Taxation of Residual Certificates........................................
         Taxation of REMIC Income..............................................
         Basis and Losses......................................................
         Treatment of Certain Items of REMIC Income and Expense................
         Limitations on Offset or Exemption of REMIC Income....................
         Tax-Related Restrictions on Transfer of Residual Certificates.........
         Sale or Exchange of a Residual Certificate............................
         Mark to Market Regulations............................................
      Taxes That May Be Imposed on the REMIC Pool..............................
          Prohibited Transactions..............................................
         Contributions to the REMIC Pool After the Startup Day.................
         Net Income from Foreclosure Property..................................
      Liquidation of the REMIC Pool............................................
      Administrative Matters...................................................
      Limitations on Deduction of Certain Expenses.............................
      Taxation of Certain Foreign Investors....................................
         Regular Certificates..................................................
         Residual Certificates.................................................
      Backup Withholding.......................................................
      Reporting Requirements...................................................
  Federal Income Tax Consequences For Certificates as to Which No REMIC
  Election Is Made.............................................................
      Standard Certificates....................................................
         General...............................................................
         Tax Status............................................................
         Premium and Discount..................................................
         Recharacterization of Servicing Fees..................................
         Sale or Exchange of Standard Certificates.............................
      Stripped Certificates....................................................
         General...............................................................
         Status of Stripped Certificates.......................................
         Taxation of Stripped Certificates.....................................
      Reporting Requirements and Backup Withholding............................
      Taxation of Certain Foreign Investors....................................
STATE AND OTHER TAX CONSIDERATIONS.............................................
ERISA CONSIDERATIONS...........................................................
  General......................................................................
  Plan Asset Regulations.......................................................
  Administrative Exemptions....................................................
  Unrelated Business Taxable Income; Residual Certificates.....................
LEGAL INVESTMENT...............................................................
METHOD OF DISTRIBUTION.........................................................
LEGAL MATTERS..................................................................
FINANCIAL INFORMATION..........................................................
RATING.........................................................................
INDEX OF PRINCIPAL DEFINITIONS.................................................

                              SUMMARY OF PROSPECTUS

         The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of Offered Certificates of such series. An Index of Principal Definitions is included at the end of this Prospectus.

Title of Certificates.........Mortgage  Pass-Through  Certificates,  issuable in series (the "Certificates").

Depositor.....................Chase  Commercial  Mortgage  Securities  Corp.,  a
                              wholly-owned subsidiary of The Chase Manhattan Bank, a New York banking corporation. On July 14, 1996, The Chase Manhattan Bank (National Association) was merged with and into Chemical Bank and Chemical Bank then changed its name to The Chase Manhattan Bank. See "The Depositor".

Master Servicer...............The master  servicer (the "Master  Servicer"),  if any, for a series of Certificates will be named in the related Prospectus Supplement. The Master Servicer for any series of Certificates may be an affiliate of the Depositor or a Special Servicer. See "Description of the Pooling Agreements--Collection and Other Servicing Procedures".

Special Servicer..............One or more special  servicers  (each,  a "Special
                              Servicer"), if any, for a series of Certificates will be named, or the circumstances under which a Special Servicer will be appointed will be described, in the related Prospectus Supplement. A Special Servicer for any series of Certificates may be an affiliate of the Depositor or the Master Servicer. See "Description of the Pooling Agreements--Special Servicers".

Trustee.......................The  trustee  (the  "Trustee")  for each series of
                              Certificates will be named in the related Prospectus Supplement. See "Description of the Pooling Agreements--The Trustee".

The Trust Assets..............Each series of Certificates  will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of:

 A. Mortgage Assets...........The Mortgage Assets with respect to each series of
                              Certificates will, in general, consist of a pool of loans (collectively, the "Mortgage Loans") secured by liens on, or security interests in, (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units or by shares allocable to a number of such units and proprietary leases appurtenant thereto (the "Multifamily Properties") or (ii) office buildings, shopping centers, retail stores and establishments, hotels or motels, nursing homes, hospitals or other health-care related facilities, mobile home parks, warehouse facilities,
                              mini-warehouse      facilities,       self-storage
                              facilities, industrial plants, parking lots, mixed use or various other types of income-producing properties described in this Prospectus or unimproved land (the "Commercial Properties"). If so specified in the related Prospectus Supplement, a Trust Fund may include Mortgage Loans secured by liens on real estate projects under construction. The Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates or, unless otherwise provided in the related Prospectus Supplement, by any governmental agency or instrumentality or by any other person. If so specified in the related Prospectus Supplement, some Mortgage Loans may be delinquent or non-performing as of the date the related Trust Fund is formed.

                              As and to the extent described in the related Prospectus Supplement, a Mortgage Loan (i) may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Rate") that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, (ii) may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may permit negative amortization, (iii) may be fully amortizing or partially amortizing or non-amortizing, with a balloon payment due on its stated maturity date, (iv) may prohibit over its term or for a certain period prepayments and/or require payment of a premium or a yield maintenance penalty in connection with certain prepayments and (v) may provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or at such other interval as is specified in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, each Mortgage Loan will have had a principal balance at origination of not less than $25,000 and an original term to maturity of not more than 40 years. Unless otherwise provided in the related Prospectus Supplement, no Mortgage Loan will have been originated by the Depositor; however, some or all of the Mortgage Loans in any Trust Fund may have been originated by an affiliate of the Depositor. See "Description of the Trust Funds--Mortgage Loans".

                              If and to the extent specified in the related Prospectus Supplement, the Mortgage Assets with respect to a series of Certificates may also include, or consist of, (i) private mortgage participations, mortgage pass-through certificates or other mortgage-backed securities or (ii) certificates insured or guaranteed by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Governmental National Mortgage Association ("GNMA") or the Federal Agricultural Mortgage Corporation ("FAMC") (collectively, the mortgage-backed securities referred to in clauses
                              (i) and (ii), "MBS"), provided that each MBS will evidence an interest in, or will be secured by a pledge of, one or more mortgage loans that conform to the descriptions of the Mortgage Loans contained herein. See "Description of the Trust Funds--MBS".

 B. Certificate Account.......Each Trust Fund will include one or more  accounts
                              (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement, deposit all payments and other collections received or advanced with respect to the Mortgage Assets and other assets in such Trust Fund. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain obligations acceptable to each Rating Agency (as defined below) rating one or more classes of the related series of Offered Certificates. See "Description of the Trust Funds--Certificate Accounts" and "Description of the Pooling Agreements--Certificate Account".

 C. Credit Support............If  so   provided   in  the   related   Prospectus
                              Supplement, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates of the related series in the form of subordination of one or more other classes of Certificates of such series, which other classes may include one or more classes of Offered Certificates, or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support described in this Prospectus, or a combination thereof (any such coverage with respect to the Certificates of any series, "Credit Support"). The amount and types of any Credit Support, the identification of the entity providing it (if applicable) and related information will be set forth in the Prospectus Supplement for a series of Offered Certificates. See "Risk Factors--Credit Support Limitations", "Description of the Trust Funds--Credit Support" and "Description of Credit Support".

 D. Cash Flow Agreements......If  so   provided   in  the   related   Prospectus
                              Supplement, a Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The Trust Fund may also include interest rate exchange agreements, interest rate cap or floor agreements, or currency exchange agreements, which agreements are designed to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Assets or on one or more classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow Agreement"), including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus Supplement for the related series. In addition, the related Prospectus Supplement will contain certain information that pertains to the obligor under any such Cash Flow Agreement. See "Description of the Trust Funds--Cash Flow Agreements".

Description of Certificates...Each series of Certificates  will be issued in one or more classes pursuant to a pooling and servicing agreement or other agreement specified in the related Prospectus Supplement (in either case, a "Pooling Agreement") and will represent in the aggregate the entire beneficial ownership interest in the related Trust Fund.

                              As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that, among other things: (i) are senior (collectively, "Senior Certificates") or subordinate (collectively, "Subordinate Certificates") to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (ii) are entitled to distributions of principal, with disproportionately small, nominal or no distributions of interest (collectively, "Stripped Principal Certificates");
                              (iii) are entitled to distributions of interest, with disproportionately small, nominal or no distributions of principal (collectively, "Stripped Interest Certificates"); (iv) provide for distributions of interest thereon or principal thereof that commence only after the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series;
                              (v) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; (vi) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or (vii) provide for distribution based on collections on the Mortgage Assets in the related Trust Fund attributable to prepayment premiums, yield maintenance penalties or equity participations.

                              Each class of Certificates, other than certain classes of Stripped Interest Certificates and
                              certain  classes  of  Residual   Certificates  (as
                              defined herein), will have a stated principal amount (a "Certificate Balance"); and each class of Certificates, other than certain classes of Stripped Principal Certificates and certain classes of Residual Certificates, will accrue interest on its Certificate Balance or, in the case of certain classes of Stripped Interest Certificates, on a notional amount (a "Notional Amount") based on a fixed, variable or adjustable interest rate (a "Pass-Through Rate"). The related Prospectus Supplement will specify the Certificate Balance, Notional Amount and/or Pass-Through Rate (or, in the case of a variable or adjustable Pass-Through Rate, the method for determining such rate), as applicable, for each class of Offered Certificates.

                              The Certificates will not be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person or entity, unless otherwise provided in the related Prospectus Supplement. See "Risk Factors--Limited Assets" and "Description of the Certificates".

Distributions of Interest
  on the Certificates.........Interest  on each  class of  Offered  Certificates
                              (other than certain classes of Stripped Principal Certificates and certain classes of Residual Certificates) of each series will accrue at the applicable Pass-Through Rate on the Certificate Balance or, in the case of certain classes of Stripped Interest Certificates, the Notional Amount thereof outstanding from time to time and will be distributed to Certificateholders as provided  in  the  related  Prospectus  Supplement
                              (each of the specified dates on which distributions are to be made, a "Distribution Date"). Distributions of interest with respect to one or more classes of Certificates (collectively, "Accrual Certificates") may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates, and interest accrued with respect to a class of Accrual Certificates prior to the occurrence of such an event will either be added to the Certificate Balance thereof or otherwise deferred. Distributions of interest with respect to one or more classes of Certificates may be reduced to the extent of certain delinquencies, losses and other contingencies described herein and in the related Prospectus Supplement. See "Risk Factors--Prepayments; Average Life of Certificates; Yields", "Yield and Maturity Considerations" and "Description of the Certificates--Distributions of Interest on the Certificates".

Distributions of Principal
  of the Certificates.........Each class of  Certificates  of each series (other than certain classes of Stripped Interest Certificates and certain classes of Residual Certificates) will have a Certificate Balance. The Certificate Balance of a class of Certificates outstanding from time to time will represent the maximum amount that the holders thereof are then entitled to receive in respect of principal from future cash flow on the assets in the related Trust Fund. Unless otherwise specified in the related Prospectus Supplement, the initial aggregate Certificate Balance of all classes of Certificates of a series will not be greater than the outstanding principal balance of the related Mortgage Assets as of a specified date (the
                              "Cut-off Date"), after application of scheduled payments due on or before such date, whether or not received. As and to the extent described in each Prospectus Supplement, distributions of principal with respect to the related series of Certificates will be made on each Distribution Date to the holders of the class or classes of Certificates of such series entitled thereto until the Certificate Balances of such Certificates have been reduced to zero. Distributions of principal with respect to one or more classes of Certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Controlled
                              Amortization Class") may be made, subject to certain limitations, based on a specified principal payment schedule. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Companion Class") may be contingent on the specified principal payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other collections of principal on the Mortgage Assets in the related Trust Fund are received. Unless otherwise specified in the related Prospectus Supplement, distributions of principal of any class of Offered Certificates will be made on a pro rata basis among all of the Certificates of such class. See "Description of the Certificates--Distributions of Principal of the Certificates".

Advances......................If and  to  the  extent  provided  in the  related
                              Prospectus Supplement, if a Trust Fund includes Mortgage Loans, the Master Servicer, a Special Servicer, the Trustee, any provider of Credit Support and/or any other specified person may be obligated to make, or have the option of making, certain advances with respect to delinquent scheduled payments of principal and/or interest on such Mortgage Loans. Any such advances made with respect to a particular Mortgage Loan will be reimbursable from subsequent recoveries in respect of such Mortgage Loan and otherwise to the extent described herein and in the related Prospectus Supplement. If and to the extent provided in the Prospectus Supplement for a series of Certificates, any entity making such advances may be entitled to receive interest thereon for the period that such advances are outstanding, payable from amounts in the related Trust Fund. See "Description of the Certificates--Advances in Respect of Delinquencies". If a Trust Fund includes MBS, any comparable advancing obligation of a party to the related Pooling Agreement, or of a party to the related MBS Agreement, will be described in the related Prospectus Supplement.

Termination...................If  so   specified   in  the  related   Prospectus
                              Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party specified therein may be authorized or required to solicit bids for the purchase of all of the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. See "Description of the Certificates--Termination".

Registration of Book-Entry
  Certificates................If  so   provided   in  the   related   Prospectus
                              Supplement, one or more classes of the Offered Certificates of any series will be offered in book-entry format (collectively, "Book-Entry Certificates") through the facilities of The Depository Trust Company ("DTC"). Each class of Book-Entry Certificates will be initially represented by one or more Certificates registered in the name of a nominee of DTC. No person acquiring an interest in a class of Book-Entry Certificates (a "Certificate Owner") will be entitled to receive Certificates of such class in fully registered, definitive form ("Definitive Certificates"), except under the limited circumstances described herein. See "Risk Factors--Book-Entry Registration" and "Description of the Certificates--Book-Entry Registration and Definitive Certificates".

Certain Federal Income
  Tax Consequences............The   federal   income   tax    consequences    to
                              Certificateholders will vary depending on whether one or more elections are made to treat the Trust Fund or specified portions thereof as one or more "real estate mortgage investment conduits" (each, a "REMIC") under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Prospectus Supplement for each series of Certificates will specify whether one or more such elections will be made. See "Certain Federal Income Tax Consequences".

ERISA Considerations..........Fiduciaries of employee  benefit plans and certain other retirement plans and arrangements, including individual retirement accounts, annuities, Keogh plans, and collective investment funds and insurance company general and separate accounts in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, should carefully review with their legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permissible either under ERISA or Section 4975 of the Code. See "ERISA Considerations" herein and in the related Prospectus Supplement.

Legal Investment..............The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA,") only if so specified in the related Prospectus Supplement. Investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "Legal Investment" herein and in the related Prospectus Supplement.

Rating........................At their respective dates of issuance,  each class of Offered Certificates will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies (each, a "Rating Agency"). See "Rating" herein and in the related Prospectus Supplement.

                                  RISK FACTORS

     In considering an investment in the Offered Certificates of any series, investors should consider, among other things, the following risk factors and any other factors set forth under the heading "Risk Factors" in the related Prospectus Supplement. In general, to the extent that the factors discussed below pertain to or are influenced by the characteristics or behavior of Mortgage Loans included in a particular Trust Fund, they would similarly pertain to and be influenced by the characteristics or behavior of the mortgage loans underlying any MBS included in such Trust Fund.


Secondary Market

     There can be no assurance that a secondary market for the Offered Certificates of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue for as long as such Certificates remain outstanding. The Prospectus Supplement for any series of Offered Certificates may indicate that an underwriter specified therein intends to make a secondary market in such Offered Certificates; however, no underwriter will be obligated to do so. Any such secondary market may provide less liquidity to investors than any comparable market for securities that evidence interests in single-family mortgage loans.

     The primary source of ongoing information regarding the Offered Certificates of any series, including information regarding the status of the related Mortgage Assets and any Credit Support for such Certificates, will be the periodic reports to Certificateholders to be delivered pursuant to the related Pooling Agreement as described herein under the heading "Description of the Certificates--Reports to Certificateholders". There can be no assurance that any additional ongoing information regarding the Offered Certificates of any series will be available through any other source. The limited nature of such information in respect of a series of Offered Certificates may adversely affect the liquidity thereof, even if a secondary market for such Certificates does develop.

     Insofar as a secondary market does develop with respect to any series of Offered Certificates or class thereof, the market value of such Certificates will be affected by several factors, including the perceived liquidity thereof, the anticipated cash flow thereon (which may vary widely depending upon the prepayment and default assumptions applied in respect of the underlying Mortgage Loans) and prevailing interest rates. The price payable at any given time in respect of certain classes of Offered Certificates (in particular, a class with a relatively long average life, a Companion Class or a class of Stripped Interest Certificates or Stripped Principal Certificates) may be extremely sensitive to small fluctuations in prevailing interest rates; and the relative change in price for an Offered Certificate in response to an upward or downward movement in prevailing interest rates may not necessarily equal the relative change in price for such Offered Certificate in response to an equal but opposite movement in such rates. Accordingly, the sale of Offered Certificates by a holder in any secondary market that may develop may be at a discount from the price paid by such holder. The Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis.

     Except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights, and the Offered Certificates of each series are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates--Termination".


Limited Assets

     Unless otherwise specified in the related Prospectus Supplement, neither the Offered Certificates of any series nor the Mortgage Assets in the related Trust Fund will be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person or entity; and no Offered Certificate of any series will represent a claim against or security interest in the Trust Funds for any other series. Accordingly, if the related Trust Fund has insufficient assets to make payments on a series of Offered Certificates, no other assets will be available for payment of the deficiency. Additionally, certain amounts on deposit from time to time in certain funds or accounts constituting part of a Trust Fund, including the Certificate Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, as described in the related Prospectus Supplement, for purposes other than the payment of principal of or interest on the related series of Certificates. If and to the extent so provided in the Prospectus Supplement for a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, all or a portion of the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.


Prepayments; Average Life of Certificates; Yields

     As a result of, among other things, prepayments on the Mortgage Loans in any Trust Fund, the amount and timing of distributions of principal and/or interest on the Offered Certificates of the related series may be highly unpredictable. Prepayments on the Mortgage Loans in any Trust Fund will result in a faster rate of principal payments on one or more classes of the related series of Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans in a Trust Fund may affect the average life of one or more classes of Certificates of the related series, including a class of Offered Certificates. The rate of principal payments on pools of mortgage loans varies among pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. For example, if prevailing interest rates fall significantly below the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, then, subject to, among other things, the particular terms of the Mortgage Loans (e.g., provisions that prohibit voluntary prepayments during specified periods or impose penalties in connection therewith) and the ability of borrowers to get new financing, principal prepayments on such Mortgage Loans are likely to be higher than if prevailing interest rates remain at or above the rates borne by those Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, then principal prepayments on such Mortgage Loans are likely to be lower than if prevailing interest rates remain at or below the rates borne by those Mortgage Loans. There can be no assurance as to the actual rate of prepayment on the Mortgage Loans in any Trust Fund or that such rate of prepayment will conform to any model described herein or in any Prospectus Supplement. As a result, depending on the anticipated rate of prepayment for the Mortgage Loans in any Trust Fund, the retirement of any class of Certificates of the related series could occur significantly earlier or later than expected.

     The extent to which prepayments on the Mortgage Loans in any Trust Fund ultimately affect the average life of any class of Certificates of the related series will depend on the terms of such Certificates. A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to a pro rata share of the prepayments on the Mortgage Loans in the related Trust Fund that are distributable on such date, to a disproportionately large share (which, in some cases, may be all) of such prepayments, or to a disproportionately small share (which, in some cases, may be none) of such prepayments. A class of Certificates that entitles the holders thereof to a disproportionately large share of the prepayments on the Mortgage Loans in the related Trust Fund increases the likelihood of early retirement of such class ("call risk") if the rate of prepayment is relatively fast; while a class of Certificates that entitles the holders thereof to a disproportionately small share of the prepayments on the Mortgage Loans in the related Trust Fund increases the likelihood of an extended average life of such class ("extension risk") if the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of
Certificateholders of any series to receive payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

     A series of Certificates may include one or more Controlled Amortization Classes, which will entitle the holders thereof to receive principal distributions according to a specified principal payment schedule. Although prepayment risk cannot be eliminated entirely for any class of Certificates, a Controlled Amortization Class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the Mortgage Loans in the related Trust Fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such Certificates. Prepayment risk with respect to a given Mortgage Asset Pool does not disappear, however, and the stability afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series, any of which Companion Classes may also be a class of Offered Certificates. In general, and as more specifically described in the related Prospectus Supplement, a Companion Class may entitle the holders thereof to a disproportionately large share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively fast, and/or may entitle the holders thereof to a disproportionately small share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, a Companion Class absorbs some (but not all) of the "call risk" and/or "extension risk" that would otherwise belong to the related Controlled Amortization Class if all payments of principal of the Mortgage Loans in the related Trust Fund were allocated on a pro rata basis.

     A series  of  Certificates  may  include  one or more  classes  of  Offered
Certificates offered at a premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on the Mortgage Loans in the related Trust Fund and, where the amount of interest payable with respect to a class is disproportionately large, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might fail to recover its original investment under some prepayment scenarios. The extent to which the yield to maturity of any class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and the amount and timing of distributions thereon. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. See "Yield and Maturity Considerations" herein.


Limited Nature of Ratings

     Any rating assigned by a Rating Agency to a class of Offered Certificates will reflect only its assessment of the likelihood that holders of such Offered Certificates will receive payments to which such Certificateholders are entitled under the related Pooling Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the related Trust Fund. Furthermore, such rating will not address the possibility that prepayment of the related Mortgage Loans at a higher or lower rate than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor that purchases an Offered Certificate at a significant premium might fail to recover its initial investment under certain prepayment scenarios.

     The amount, type and nature of Credit Support, if any, provided with respect to a series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of the Certificates of such series. Those criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. However, there can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. In other cases, such criteria may be based upon determinations of the values of the Mortgaged Properties that provide security for the Mortgage Loans.
However, no assurance can be given that those values will not decline in the future. See "Description of Credit Support" and "Rating".


Risks Associated with Certain Mortgage Loans and Mortgaged Properties

     A description of risks associated with investments in mortgage loans is included herein under "Certain Legal Aspects of Mortgage Loans". Mortgage loans made on the security of multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with loans made on the security of an owner-occupied single-family property. See "Description of the Trust Funds--Mortgage Loans". The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower; thus, the value of an income-producing property is directly related to the net operating income derived from such property. If the net operating income of the property is reduced (for example, if rental, hotel room or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the loan may be impaired. A number of the Mortgage Loans may be secured by liens on owner-occupied Mortgaged Properties or on Mortgaged Properties leased to a single tenant or a small number of significant tenants. Accordingly, a decline in the financial condition of the borrower or a significant tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants. Furthermore, the value of any Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation; acts of God; and other factors beyond the control of a Master Servicer.

     In addition, additional risk may be presented by the type and use of a particular Mortgaged Property. For instance, Mortgaged Properties that operate as hospitals and nursing homes may present special risks to lenders due to the significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements that may be terminable by the franchisor or operator. Moreover, the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements. The ability of a borrower to repay a Mortgage Loan secured by shares allocable to one or more cooperative dwelling units may be dependent upon the ability of the dwelling units to generate sufficient rental income, which may be subject to rent control or stabilization laws, to cover both debt service on the loan as well as maintenance charges to the cooperative. Further, a Mortgage Loan secured by cooperative shares is subordinate to the mortgage, if any, on the cooperative apartment building.

     The economic performance of Mortgage Loans that are secured by full service hotels, limited service hotels, hotels associated with national franchise chains, hotels associated with regional franchise chains and hotels that are not affiliated with any franchise chain but may have their own brand identity (each, a "Hotel Property") are affected by various factors, including location, quality and franchise affiliation. Adverse economic conditions, either local, regional or national, may limit the amount that can be charged for a room and may result in a reduction in occupancy levels. The construction of competing hotels can have similar effects. To meet competition in the industry and to maintain economic values, continuing expenditures must be made for modernizing, refurbishing, and maintaining existing facilities prior to the expiration of their anticipated useful lives. Because hotel rooms generally are rented for short periods of time, hotels tend to respond more quickly to adverse economic conditions and competition than do other commercial properties. Furthermore, the financial strength and capabilities of the owner and operator of a hotel may have an impact on such hotel's quality of service and economic performance. Additionally, the hotel and lodging industry is generally seasonal in nature and this seasonality can be expected to cause periodic fluctuations in room and other revenues, occupancy levels, room rates and operating expenses. The demand for particular accommodations may also be affected by changes in travel patterns caused by changes in energy prices, strikes, relocation of highways, the construction of additional highways and other factors.

     The viability of any Hotel Property which is the franchisee of a national or regional chain depends in part on the continued existence and financial strength of the franchisor, the public perception of the franchise service mark and the duration of the franchise licensing agreements. The transferability of franchise license agreements may be restricted and, in the event of a foreclosure on any such Hotel Property, such property would not have the right to use the franchise license without the franchisor's consent. Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Further, in the event of a foreclosure on a Hotel Property, it is unlikely that the Trustee (or Servicer or Special Servicer) or purchaser of such Hotel Property may be entitled to the rights under any liquor license for such Hotel Property and such party would be required to apply in its own right for such license or licenses. There can be no assurance that a new license could be obtained or that it could be obtained promptly.

     Other multifamily properties, hotels, retail properties, office buildings, mobile home parks, nursing homes and self-storage facilities located in the areas of the Mortgaged Properties compete with the Mortgaged Properties to attract residents and customers. The leasing of real estate is highly competitive. The principal means of competition are price, location and the nature and condition of the facility to be leased. A borrower under a Mortgage Loan competes with all lessors and developers of comparable types of real estate in the are in which the Mortgaged Property is located. Such lessors or developers could have lower rentals, lower operating costs, more favorable locations or better facilities. While a borrower under a Mortgage Loan may renovate, refurbish or expand the Mortgaged Property to maintain it and remain competitive, such renovation, refurbishment or expansion may itself entail significant risk. Increased competition could adversely affect income from and market value of the Mortgaged Properties. In addition, the business conducted at each Mortgaged Property may face competition from other industries and industry segments.

     It is anticipated that some or all of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to any such Mortgage Loan, recourse in the event of borrower default will be limited to the specific real property and other assets, if any, that were pledged to secure the Mortgage Loan. However, even with respect to those Mortgage Loans that provide for recourse against the borrower and its assets generally, there can be no assurance that enforcement of such recourse provisions will be practicable, or that the assets of the borrower will be sufficient to permit a recovery in respect of a defaulted Mortgage Loan in excess of the liquidation value of the related Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans--Foreclosure".

     Further, the concentration of default, foreclosure and loss risks in individual Mortgage Loans in a particular Trust Fund will generally be greater than for pools of single-family loans because Mortgage Loans in a Trust Fund will generally consist of a smaller number of higher balance loans than would a pool of single-family loans of comparable aggregate unpaid principal balance.


Balloon Payments; Borrower Default

     Certain of the Mortgage Loans included in a Trust Fund may be non-amortizing or only partially amortizing over their terms to maturity and, thus, will require substantial principal payments (that is, balloon payments) at their stated maturity. Mortgage Loans of this type involve a greater degree of risk than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the value of the related Mortgaged Property, the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition and operating history of the borrower and the related Mortgaged Property, tax laws, rent control laws (with respect to certain residential properties), Medicaid and Medicare reimbursement rates (with respect to hospitals and nursing homes), prevailing general economic conditions and the availability of credit for loans secured by multifamily or commercial, as the case may be, real properties generally. Neither the Depositor nor any of its affiliates will be required to refinance any Mortgage Loan.

     If and to the extent described herein and in the related Prospectus Supplement, in order to maximize recoveries on defaulted Mortgage Loans, the Master Servicer or a Special Servicer will be permitted (within prescribed limits) to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent. While a Master Servicer or a Special Servicer generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery, taking into account the time value of money, than liquidation, there can be no assurance that any such extension or modification will in fact increase the present value of receipts from or proceeds of the affected Mortgage Loans.


Credit Support Limitations

     The Prospectus Supplement for a series of Certificates will describe any Credit Support provided with respect thereto. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks; for example, Credit Support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

     A series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Certificates of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the later paid classes of Certificates of such series has been repaid in full. As a result, the impact of losses and shortfalls experienced with respect to the Mortgage Assets may fall primarily upon those classes of Certificates having a later right of payment. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series.

     The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies and losses on the underlying Mortgage Assets and certain other factors. There can, however, be no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "--Limited Nature of Ratings", "Description of the Certificates" and "Description of Credit Support".


Leases and Rents

     Each Mortgage Loan included in any Trust Fund secured by Mortgaged Property that is subject to leases typically will be secured by an assignment of leases and rents pursuant to which the borrower assigns to the lender its right, title and interest as landlord under the leases of the related Mortgaged Property, and the income derived therefrom, as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect rents. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of Mortgage Loans--Leases and Rents".


Environmental Risks

     Under the laws of certain states, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over an existing mortgage lien on such property. In addition, under various federal, state and local laws, ordinances and regulations, an owner or operator of real estate may be liable for the costs of removal or remediation of hazardous substances or toxic substances on, in or beneath such property. Such liability may be imposed without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner or operator's liability therefor as to any property is generally not limited under such laws, ordinances and regulations and could exceed the value of the mortgaged property and the aggregate assets of the owner or operator. In addition, as to the owners or operators of mortgaged properties that generate hazardous substances that are disposed of at "off-site" locations, such owners or operators may be held strictly, jointly and severally liable if there are releases or threatened releases of hazardous substances at the off-site locations where such person's hazardous substances were disposed.

     Although the federal Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended ("CERCLA"), provides an exemption from the definition of "owner" for lenders whose primary indicia of ownership in a particular property is the holding of a security interest, lenders may forfeit, as a result of their actions with respect to particular borrowers, their secured creditor exemption and be deemed an owner or operator of property such that they are liable for remediation costs. See "Certain Legal Aspects of Mortgage Loans--Environmental Risks" herein. A lender also risks such liability on foreclosure of the mortgage. Unless otherwise specified in the related Prospectus Supplement, if a Trust Fund includes Mortgage Loans, then the related Pooling Agreement will contain provisions generally to the effect that the Master Servicer, acting on behalf of the Trust Fund, may not acquire title to a Mortgaged Property or assume control of its operation unless the Master
Servicer, based upon a report prepared by a person who regularly conducts environmental audits, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans". See "Certain Legal Aspects of Mortgage
Loans--Environmental Risks". There can be no assurance that any such requirements of a Pooling Agreement will effectively insulate the related Trust Fund from potential liability for a materially adverse environmental condition at a Mortgaged Property.


Special Hazard Losses

     Unless otherwise specified in a Prospectus Supplement, the Master Servicer for the related Trust Fund will be required to cause the borrower on each Mortgage Loan in such Trust Fund to maintain such insurance coverage in respect of the related Mortgaged Property as is required under the related Mortgage, including hazard insurance; provided that, as and to the extent described herein and in the related Prospectus Supplement, the Master Servicer may satisfy its obligation to cause hazard insurance to be maintained with respect to any Mortgaged Property through acquisition of a blanket policy. In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of risks. Unless the related Mortgage specifically requires the mortgagor to insure against physical damage arising from such causes, then, to the extent any consequent losses are not covered by Credit Support, such losses may be borne, at least in part, by the holders of one or more classes of Offered Certificates of the related series. See "Description of the Pooling Agreements--Hazard Insurance Policies".


ERISA Considerations

     Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations that govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Offered Certificates of any series. See "ERISA Considerations".


Certain Federal Tax Considerations Regarding Residual Certificates

     Holders of Residual Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates". Accordingly, under certain circumstances, holders of Offered Certificates that constitute Residual Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. The requirement that holders of Residual Certificates report their pro rata share of the taxable income and net loss of the REMIC will continue until the Certificate Balances of all classes of Certificates of the related series have been reduced to zero, even though holders of Residual Certificates have received full payment of their stated interest and principal. A portion (or, in certain circumstances, all) of such Certificateholder's share of the REMIC taxable income may be treated as "excess inclusion" income to such holder which (i) generally, will not be subject to offset by losses from other activities, (ii) for a tax-exempt holder, will be treated as unrelated business taxable income and (iii) for a foreign holder, will not qualify for exemption from withholding tax. Individual holders of Residual Certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, Residual Certificates are subject to certain restrictions on transfer. Because of the special tax treatment of Residual Certificates, the taxable income arising in a given year on a Residual Certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the Residual Certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics.


Certain Federal Tax Considerations Regarding Original Issue Discount

     Accrual Certificates will be, and certain of the other Classes of Certificates of a series may be, issued with "original issue discount" for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of cash attributable to such income. See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates".


Book-Entry Registration

     If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates of any series will be issued as Book-Entry Certificates. Each class of Book-Entry Certificates will be initially represented by one or more Certificates registered in the name of a nominee for DTC. As a result, unless and until corresponding Definitive Certificates are issued, the Certificate Owners with respect to any class of Book-Entry
Certificates will be able to exercise the rights of Certificateholders only indirectly through DTC and its participating organizations ("Participants"). In addition, the access of Certificate Owners to information regarding the Book-Entry Certificates in which they hold interests may be limited. Conveyance of notices and other communications by DTC to its Participants, and directly and indirectly through such Participants to Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Furthermore, as described herein,
Certificate Owners may suffer delays in the receipt of payments on the Book-Entry Certificates, and the ability of any Certificate Owner to pledge or otherwise take actions with respect to its interest in the Book-Entry Certificates may be limited due to the lack of a physical certificate evidencing such interest. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates".


Delinquent and Non-Performing Mortgage Loans

     If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are past due or are non-performing. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans may be performed by a Special Servicer. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to such delinquent or non-performing Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments on the Mortgage Assets in such Trust Fund and the yield on the Offered Certificates of such series. See "Description of the Trust Funds--Mortgage Loans--General".


                         DESCRIPTION OF THE TRUST FUNDS


General

     The primary assets of each Trust Fund will consist of (i) various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), (ii) mortgage participations, pass-through certificates or other mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans or (iii) a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). Each Trust Fund will be established by Chase Commercial Mortgage Securities Corp. (the "Depositor"). Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a "Mortgage Asset Seller"), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS and may be an affiliate of the Depositor. The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates or, unless otherwise provided in the related Prospectus Supplement, by any governmental agency or instrumentality or by any other person. The discussion below under the heading "--Mortgage Loans", unless otherwise noted, applies equally to mortgage loans underlying any MBS included in a particular Trust Fund.


Mortgage Loans

     General. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or similar security instruments (the "Mortgages") that create liens on fee or leasehold estates in properties (the "Mortgaged Properties") consisting of (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures ("Multifamily Properties") or (ii) office buildings, retail stores and establishments, hotels or motels, nursing homes, assisted living facilities, continuum care facilities, day care centers, schools, hospitals or other healthcare related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, distribution centers, transportation centers, industrial plants, parking facilities, entertainment and/or recreation facilities, mixed use properties and/or unimproved land ("Commercial Properties"). The Multifamily Properties may include mixed commercial and residential structures, apartment buildings owned by private cooperative housing corporations ("Cooperatives"), and shares of the Cooperative allocable to one or more dwelling units occupied by non-owner tenants or to vacant units. Each Mortgage will create a first priority or junior priority mortgage lien on a borrower's fee estate in a Mortgaged Property. If a Mortgage creates a lien on a borrower's leasehold estate in a property, then, unless otherwise specified in the related Prospectus Supplement, the term of any such leasehold will exceed the term of the Mortgage Note by at least two years. Unless otherwise specified in the related Prospectus Supplement, each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor; however, the Originator may be or may have been an affiliate of the Depositor.

     If so specified in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans made on the security of real estate projects under construction. In that case, the related Prospectus Supplement will describe the procedures and timing for making disbursements from construction reserve funds as portions of the related real estate project are completed. In addition, the Mortgage Assets for a particular series of Certificates may include Mortgage Loans that are delinquent or non-performing as of the date such Certificates are issued. In that case, the related Prospectus Supplement will set forth, as to each such Mortgage Loan, available information as to the period of such delinquency or non-performance, any forbearance arrangement then in effect, the condition of the related Mortgaged Property and the ability of the Mortgaged Property to generate income to service the mortgage debt.

     Default and Loss Considerations with Respect to the Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon the successful operation of such property (that is, its ability to generate income). Moreover, some or all of the Mortgage Loans included in a particular Trust Fund may be non-recourse loans, which means that, absent special facts, recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure repayment of the Mortgage Loan.

     Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important factor in evaluating the risk of default on such a loan. Unless otherwise defined in the related Prospectus Supplement, the "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of (i) the Net Operating Income derived from the related Mortgaged Property for a twelve-month period to (ii) the annualized scheduled payments on the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property. Unless otherwise defined in the related Prospectus Supplement, "Net Operating Income" means, for any given period, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on the related Mortgage Loan or on any other loans that are secured by such Mortgaged Property. The Net Operating Income of a Mortgaged Property will fluctuate over time and may or may not be sufficient to cover debt service on the related Mortgage Loan at any given time. As the primary source of the operating revenues of a non-owner occupied, income-producing property, rental income (and, with respect to a Mortgage Loan secured by a Cooperative apartment building, maintenance payments from tenant-stockholders of a Cooperative) may be affected by the condition of the applicable real estate market and/or area economy. In addition, properties typically leased, occupied or used on a short-term basis, such as certain healthcare-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial Properties may be owner-occupied or leased to a small number of tenants. Thus, the Net Operating Income of such a Mortgaged Property may depend substantially on the financial condition of the borrower or a tenant, and Mortgage Loans secured by liens on such properties may pose greater risks than loans secured by liens on Multifamily Properties or on multi-tenant Commercial Properties.

     Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the risk of default on a Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses ("Net Leases"). However, the existence of such "net of expense" provisions will result in stable Net Operating Income to the borrower/landlord only to the extent that the lessee is able to absorb operating expense increases while continuing to make rent payments.

     Lenders also look to the Loan-to-Value Ratio of a mortgage loan as a factor in evaluating risk of loss if a property must be liquidated following a default. Unless otherwise defined in the related Prospectus Supplement, the
"Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of (i) the then outstanding principal balance of the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property to (ii) the Value of the related Mortgaged Property. The "Value" of a Mortgaged Property is generally its fair market value determined in an appraisal obtained by the Originator at the origination of such loan. The lower the Loan-to-Value Ratio, the greater the percentage of the borrower's equity in a Mortgaged Property, and thus (a) the greater the incentive of the borrower to perform under the terms of the related Mortgage Loan (in order to protect such equity) and (b) the greater the cushion provided to the lender against loss on liquidation following a default.

     Loan-to-Value Ratios will not necessarily constitute an accurate measure of the risk of liquidation loss in a pool of Mortgage Loans. For example, the value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon changes in economic conditions, the real estate market and other factors described herein. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of default and loss risks, is even more difficult.

     While the Depositor believes that the foregoing considerations are important factors that generally distinguish loans secured by liens on income-producing real estate from single-family mortgage loans, there can be no assurance that all of such factors will in fact have been prudently considered by the Originators of the Mortgage Loans, or that, for a particular Mortgage Loan, they are complete or relevant.
See "Risk Factors--Risks Associated with Certain Mortgage Loans and Mortgaged Properties" and "--Balloon Payments; Borrower Default".

     Payment Provisions of the Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will (i) have had individual principal balances at origination of not less than $25,000, (ii) have had original terms to maturity of not more than 40 years and (iii) provide for scheduled payments of principal, interest or both, to be made on specified dates ("Due Dates") that occur monthly, quarterly, semi-annually or annually. A Mortgage Loan (i) may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Rate") that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, (ii) may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may permit negative amortization, (iii) may be fully amortizing or partially amortizing or non-amortizing, with a balloon payment due on its stated maturity date, and (iv) may prohibit over its term or for a certain period prepayments (the period of such prohibition, a "Lock-out Period" and its date of expiration, a "Lock-out Date") and/or require payment of a premium or a yield maintenance penalty (a "Prepayment Premium") in connection with certain prepayments, in each case as described in the related Prospectus Supplement. A Mortgage Loan may also contain a provision that entitles the lender to a share of appreciation of the related Mortgaged Property, or profits realized from the operation or disposition of such Mortgaged Property or the benefit, if any, resulting from the refinancing of the Mortgage Loan (any such provision, an "Equity Participation"), as described in the related Prospectus Supplement. If holders of any class or classes of Offered Certificates of a series will be entitled to all or a portion of an Equity Participation in addition to payments of interest on and/or principal of such Offered Certificates, the related Prospectus Supplement will describe the Equity Participation and the method or methods by which distributions in respect thereof will be made to such holders.

     Mortgage Loan Information in Prospectus Supplements. Each Prospectus Supplement will contain certain information pertaining to the Mortgage Loans in the related Trust Fund, which will generally be current as of a date specified in the related Prospectus Supplement and which, to the extent then applicable and specifically known to the Depositor, will include the following: (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans, (ii) the type or types of property that provide security for repayment of the Mortgage Loans, (iii) the earliest and latest origination date and maturity date of the Mortgage Loans,
(iv) the original and remaining terms to maturity of the Mortgage Loans, or the respective ranges thereof, and the weighted average original and remaining terms to maturity of the Mortgage Loans, (v) the original Loan-to-Value Ratios of the Mortgage Loans, or the range thereof, and the weighted average original Loan-to-Value Ratio of the Mortgage Loans, (vi) the Mortgage Rates borne by the Mortgage Loans, or range thereof, and the weighted average Mortgage Rate borne by the Mortgage Loans, (vii) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the index or indices upon which such adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on Mortgage Rate adjustments at the time of any adjustment and over the life of the ARM Loan, (viii) information regarding the payment characteristics of the Mortgage Loans, including, without limitation, balloon payment and other amortization provisions, Lock-out Periods and Prepayment Premiums, (ix) the Debt Service Coverage Ratios of the Mortgage Loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Debt Service Coverage Ratios, and (x) the geographic distribution of the Mortgaged Properties on a state-by-state basis. In appropriate cases, the related Prospectus Supplement will also contain certain information available to the Depositor that pertains to the provisions of leases and the nature of tenants of the Mortgaged Properties. If the Depositor is unable to tabulate the specific information described above at the time Offered Certificates of a series are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of those Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within fifteen days following such issuance.


MBS

     MBS may include (i) private (that is, not guaranteed or insured by the United States or any agency or instrumentality thereof) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities or (ii) certificates insured or guaranteed by FHLMC, FNMA, GNMA or FAMC provided that, unless otherwise specified in the related Prospectus Supplement, each MBS will evidence an interest in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the Mortgage Loans contained herein.

     Any MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). The issuer of the MBS (the "MBS Issuer") and/or the servicer of the underlying mortgage loans (the "MBS Servicer") will have entered into the MBS Agreement, generally with a trustee (the "MBS Trustee") or, in the alternative, with the original purchaser or purchasers of the MBS.

     The MBS may have been issued in one or more classes with characteristics similar to the classes of Certificates described herein. Distributions in respect of the MBS will be made by the MBS Issuer, the MBS Servicer or the MBS Trustee on the dates specified in the related Prospectus Supplement. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Reserve funds, subordination or other credit support similar to that described for the Certificates under "Description of Credit Support" may have been provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any Rating Agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.

     The Prospectus Supplement for a series of Certificates that evidence interests in MBS will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amount and type of the MBS to be included in the Trust Fund, (ii) the original and remaining term to stated maturity of the MBS, if applicable, (iii) the pass-through or bond rate of the MBS or the formula for determining such rates, (iv) the payment characteristics of the MBS, (v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable,
(vi) a description of the credit support, if any, (vii) the circumstances under which the related underlying mortgage loans, or the MBS themselves, may be purchased prior to their maturity, (viii) the terms on which mortgage loans may be substituted for those originally underlying the MBS, (ix) the type of mortgage loans underlying the MBS and, to the extent available to the Depositor and appropriate under the circumstances, such other information in respect of the underlying mortgage loans described under "--Mortgage Loans--Mortgage Loan Information in Prospectus Supplements", and (x) the characteristics of any cash flow agreements that relate to the MBS.


Certificate Accounts

     Each Trust Fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement, deposit all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain obligations acceptable to each Rating Agency rating one or more classes of the related series of Offered Certificates.


Credit Support

     If so provided in the Prospectus Supplement for a series of Certificates, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates of such series in the form of subordination of one or more other classes of Certificates of such series or by one or more other types of credit support, such as letters of credit, overcollateralization, insurance policies, guarantees, surety bonds or reserve funds, or a combination thereof (any such coverage with respect to the Certificates of any series, "Credit Support"). The amount and types of Credit Support, the identification of the entity providing it (if applicable) and related information with respect to each type of Credit Support, if any, will be set forth in the Prospectus Supplement for a series of Certificates. See "Risk Factors--Credit Support Limitations" and "Description of Credit Support".


Cash Flow Agreements

     If so provided in the Prospectus Supplement for a series of Certificates, the related Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for such series will be invested at a specified rate. The Trust Fund may also include interest rate exchange agreements, interest rate cap or floor agreements, or currency exchange agreements, which agreements are designed to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Assets on one or more classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow Agreement"), and the identity of the Cash Flow Agreement obligor, will be described in the Prospectus Supplement for a series of Certificates.

                        YIELD AND MATURITY CONSIDERATIONS

General

     The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate and the amount and timing of distributions on the Certificate. See "Risk Factors--Prepayments; Average Life of Certificates; Yields". The following discussion contemplates a Trust Fund that consists solely of Mortgage Loans. While the characteristics and behavior of mortgage loans underlying an MBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a class of Certificates as will the characteristics and behavior of comparable Mortgage Loans, the effect may differ due to the payment characteristics of the MBS. If a Trust Fund includes MBS, the related Prospectus Supplement will discuss the effect that the MBS payment characteristics may have on the yield to maturity and weighted average lives of the Offered Certificates of the related series.


Pass-Through Rate

     The Certificates of any class within a series may have a fixed, variable or adjustable Pass-Through Rate, which may or may not be based upon the interest rates borne by the Mortgage Loans in the related Trust Fund. The Prospectus Supplement with respect to any series of Certificates will specify the Pass-Through Rate for each class of Offered Certificates of such series or, in the case of a class of Offered Certificates with a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Loan on the Pass-Through Rate of one or more classes of Offered Certificates; and whether the distributions of interest on the Offered Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.


Payment Delays

     With respect to any series of Certificates, a period of time will elapse between the date upon which payments on the Mortgage Loans in the related Trust Fund are due and the Distribution Date on which such payments are passed through to Certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on such Mortgage Loans were distributed to Certificateholders on or near the date they were due.


Certain Shortfalls in Collections of Interest

     When a principal prepayment in full or in part is made on a Mortgage Loan, the borrower is generally charged interest on the amount of such prepayment only through the date of such prepayment, instead of through the Due Date for the next succeeding scheduled payment. However, interest accrued on any series of Certificates and distributable thereon on any Distribution Date will generally correspond to interest accrued on the Mortgage Loans to their respective Due Dates during the related Due Period. Unless otherwise specified in the Prospectus Supplement for a series of Certificates, a "Due Period" is a specified time period generally corresponding in length to the time period between Distribution Dates, and all scheduled payments on the Mortgage Loans in the related Trust Fund that are due during a given Due Period will, to the extent received by a specified date (the "Determination Date") or otherwise advanced by the related Master Servicer or other specified person, be distributed to the holders of the Certificates of such series on the next succeeding Distribution Date. Consequently, if a prepayment on any Mortgage Loan is distributable to Certificateholders on a particular Distribution Date, but such prepayment is not accompanied by interest thereon to the Due Date for such Mortgage Loan in the related Due Period, then the interest charged to the borrower (net of servicing and administrative fees) may be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accrued and otherwise payable on the Certificates of the related series. If and to the extent that any such shortfall is allocated to a class of Offered
Certificates, the yield thereon will be adversely affected. The Prospectus Supplement for each series of Certificates will describe the manner in which any such shortfalls will be allocated among the classes of such Certificates. If so specified in the Prospectus Supplement for a series of Certificates, the Master Servicer for such series will be required to apply some or all of its servicing compensation for the corresponding period to offset the amount of any such shortfalls. The related Prospectus Supplement will also describe any other amounts available to offset such shortfalls. See "Description of the Pooling Agreements--Servicing Compensation and Payment of Expenses".


Yield and Prepayment Considerations

     A Certificate's yield to maturity will be affected by the rate of principal payments on the Mortgage Loans in the related Trust Fund and the allocation thereof to reduce the principal balance (or notional amount, if applicable) of such Certificate. The rate of principal payments on the Mortgage Loans in any Trust Fund will in turn be affected by the amortization schedules thereof (which, in the case of ARM Loans, may change periodically to accommodate adjustments to the Mortgage Rates thereon), the dates on which any balloon payments are due, and the rate of principal prepayments thereon (including for this purpose, prepayments resulting from liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the related Trust Fund). Because the rate of principal prepayments on the Mortgage Loans in any Trust Fund will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate.

     The extent to which the yield to maturity of a class of Offered Certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans in the related Trust Fund are in turn distributed on such Certificates (or, in the case of a class of Stripped Interest Certificates, result in the reduction of the Notional Amount thereof). An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans in the related Trust Fund could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield. In addition, if an investor purchases an Offered Certificate at a discount (or premium), and principal payments are made in reduction of the principal balance or notional amount of such investor's Offered Certificates at a rate slower (or faster) than the rate anticipated by the investor during any particular period, the consequent adverse effects on such investor's yield would not be fully offset by a subsequent like increase (or decrease) in the rate of principal payments.

     A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to a pro rata share of the prepayments on the Mortgage Loans in the related Trust Fund that are distributable on such date, to a disproportionately large share (which, in some cases, may be all) of such prepayments, or to a disproportionately small share (which, in some cases, may be none) of such prepayments. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of Certificates of any series to receive distributions in respect of payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

     In general, the Notional Amount of a class of Stripped Interest Certificates will either (i) be based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal the Certificate Balances of one or more of the other classes of Certificates of the same series. Accordingly, the yield on such Stripped Interest Certificates will be inversely related to the rate at which payments and other collections of principal are received on such Mortgage Assets or distributions are made in reduction of the Certificate Balances of such classes of Certificates, as the case may be.

     Consistent with the foregoing, if a class of Certificates of any series consists of Stripped Interest Certificates or Stripped Principal Certificates, a lower than anticipated rate of principal prepayments on the Mortgage Loans in the related Trust Fund will negatively affect the yield to investors in Stripped Principal Certificates, and a higher than anticipated rate of principal prepayments on such Mortgage Loans will negatively affect the yield to investors in Stripped Interest Certificates. If the Offered Certificates of a series include any such Certificates, the related Prospectus Supplement will include a table showing the effect of various assumed levels of prepayment on yields on such Certificates. Such tables will be intended to illustrate the sensitivity of yields to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, yields or prepayment rates.

     The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a group of multifamily or commercial mortgage loans. However, the extent of prepayments of principal of the Mortgage Loans in any Trust Fund may be affected by a number of factors, including, without limitation, the availability of mortgage credit, the relative economic vitality of the area in which the Mortgaged Properties are located, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. In addition, the rate of principal payments on the Mortgage Loans in any Trust Fund may be affected by the existence of Lock-out Periods and requirements that principal prepayments be accompanied by Prepayment Premiums, and by the extent to which such provisions may be practicably enforced.

     The rate of prepayment on a pool of mortgage loans is also affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of ARM Loans, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on such ARM Loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits. The Depositor will make no representation as to the particular factors that will affect the prepayment of the Mortgage Loans in any Trust Fund, as to the relative importance of such factors, as to the percentage of the principal balance of such Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on such Mortgage Loans.


Weighted Average Life and Maturity

     The rate at which principal payments are received on the Mortgage Loans in any Trust Fund will affect the ultimate maturity and the weighted average life of one or more classes of the Certificates of such series. Weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of such instrument is repaid to the investor.

     The weighted average life and maturity of a class of Certificates of any series will be influenced by the rate at which principal on the related Mortgage Loans, whether in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes voluntary prepayments, liquidations due to default and purchases of Mortgage Loans out of the related Trust Fund), is paid to such class. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model. CPR represents an assumed constant rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed variable rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family loans. Thus, it is unlikely that the prepayment experience of the Mortgage Loans included in any Trust Fund will conform to any particular level of CPR or SPA.

     The Prospectus Supplement with respect to each series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Certificates of such series and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the related Mortgage Loans are made at rates corresponding to various percentages of CPR or SPA, or at such other rates specified in such Prospectus Supplement. Such tables and assumptions will illustrate the sensitivity of the weighted average lives of the Certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the Certificates.


Controlled Amortization Classes and Companion Classes

     A series of Certificates may include one or more Controlled Amortization Classes, which will entitle the holders thereof to receive principal distributions according to a specified principal payment schedule, which schedule is supported by creating priorities, as and to the extent described in the related Prospectus Supplement, to receive principal payments from the Mortgage Loans in the related Trust Fund. Unless otherwise specified in the related Prospectus Supplement, each Controlled Amortization Class will either be a Planned Amortization Class (a "PAC") or a Targeted Amortization Class (a "TAC"). In general, a PAC has a "prepayment collar" (that is, a range of prepayment rates that can be sustained without disruption) that determines the principal cash flow of such Certificates. Such a prepayment collar is not static, and may expand or contract after the issuance of the PAC depending on the actual prepayment experience for the underlying Mortgage Loans. Distributions of principal on a PAC would be made in accordance with the specified schedule so long as prepayments on the underlying Mortgage Loans remain at a relatively constant rate within the prepayment collar and, as described below, Companion Classes exist to absorb "excesses" or "shortfalls" in principal payments on the underlying Mortgage Loans. If the rate of prepayment on the underlying Mortgage Loans from time to time falls outside the prepayment collar, or fluctuates significantly within the prepayment collar, especially for any extended period of time, such an event may have material consequences in respect of the anticipated weighted average life and maturity for a PAC. A TAC is structured so that principal distributions generally will be payable thereon in accordance with its specified principal payments schedule so long as the rate of prepayments on the related Mortgage Assets remains relatively constant at the particular rate used in establishing such schedule. A TAC will generally afford the holders thereof some protection against early retirement or some protection against an extended average life, but not both.

     Although prepayment risk cannot be eliminated entirely for any class of Certificates, a Controlled Amortization Class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the Mortgage Loans in the related Trust Fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such Certificates. Prepayment risk with respect to a given Mortgage Asset Pool does not disappear, however, and the stability afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series, any of which Companion Classes may also be a class of Offered Certificates. In general, and as more particularly described in the related Prospectus Supplement, a Companion Class will entitle the holders thereof to a disproportionately large share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively fast, and will entitle the holders thereof to a disproportionately small share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively slow. A class of Certificates that entitles the holders thereof to a disproportionately large share of the prepayments on the Mortgage Loans in the related Trust Fund enhances the risk of early retirement of such class ("call risk") if the rate of prepayment is relatively fast; while a class of Certificates that entitles the holders thereof to a disproportionately small share of the prepayments on the Mortgage Loans in the related Trust Fund enhances the risk of an extended average life of such class ("extension risk") if the rate of prepayment is relatively slow. Thus, as and to the extent described in the related Prospectus Supplement, a Companion Class absorbs some (but not all) of the "call risk" and/or "extension risk" that would otherwise belong to the related Controlled Amortization Class if all payments of principal of the Mortgage Loans in the related Trust Fund were allocated on a pro rata basis.


Other Factors Affecting Yield, Weighted Average Life and Maturity

     Balloon Payments; Extensions of Maturity. Some or all of the Mortgage Loans included in a particular Trust Fund may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that Mortgage Loans that require balloon payments may default at maturity, or that the maturity of such a Mortgage Loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the Master Servicer or a Special Servicer, to the extent and under the circumstances set forth herein and in the related Prospectus Supplement, may be authorized to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan may delay distributions of principal on a class of Offered Certificates and thereby extend the weighted average life of such Certificates and, if such Certificates were purchased at a discount, reduce the yield thereon.

     Negative Amortization. The weighted average life of a class of Certificates can be affected by Mortgage Loans that permit negative amortization to occur. A Mortgage Loan that provides for the payment of interest calculated at a rate lower than the rate at which interest accrues thereon would be expected during a period of increasing interest rates to amortize at a slower rate (and perhaps not at all) than if interest rates were declining or were remaining constant. Such slower rate of Mortgage Loan amortization would correspondingly be reflected in a slower rate of amortization for one or more classes of Certificates of the related series. In addition, negative amortization on one or more Mortgage Loans in any Trust Fund may result in negative amortization on the Certificates of the related series. The related Prospectus Supplement will describe, if applicable, the manner in which negative amortization in respect of the Mortgage Loans in any Trust Fund is allocated among the respective classes of Certificates of the related series. The portion of any Mortgage Loan negative amortization allocated to a class of Certificates may result in a deferral of some or all of the interest payable thereon, which deferred interest may be added to the Certificate Balance thereof. Accordingly, the weighted average lives of Mortgage Loans that permit negative amortization (and that of the classes of Certificates to which any such negative amortization would be allocated or that would bear the effects of a slower rate of amortization on such Mortgage Loans) may increase as a result of such feature.

     Negative amortization also may occur in respect of an ARM Loan that limits the amount by which its scheduled payment may adjust in response to a change in its Mortgage Rate, provides that its scheduled payment will adjust less frequently than its Mortgage Rate or provides for constant scheduled payments notwithstanding adjustments to its Mortgage Rate. Accordingly, during a period of declining interest rates, the scheduled payment on such a Mortgage Loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable Mortgage Rate, thereby resulting in the accelerated amortization of such Mortgage Loan. Any such acceleration in amortization of its principal balance will shorten the weighted average life of such Mortgage Loan and, correspondingly, the weighted average lives of those classes of Certificates entitled to a portion of the principal payments on such Mortgage Loan.

     The extent to which the yield on any Offered Certificate will be affected by the inclusion in the related Trust Fund of Mortgage Loans that permit negative amortization, will depend upon (i) whether such Offered Certificate was purchased at a premium or a discount and (ii) the extent to which the payment characteristics of such Mortgage Loans delay or accelerate the distributions of principal on such Certificate (or, in the case of a Stripped Interest Certificate, delay or accelerate the amortization of the notional amount thereof). See "--Yield and Prepayment Considerations" above.

     Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the Mortgage Loans that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average lives of those Mortgage Loans and, accordingly, the weighted average lives of and yields on the Certificates of the related series. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average lives of and yields on the Certificates of the related series.

     Losses and Shortfalls on the Mortgage Assets. The yield to holders of the Offered Certificates of any series will directly depend on the extent to which such holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the Mortgage Loans in the related Trust Fund and the timing of such losses and shortfalls. In general, the earlier that any such loss or shortfall occurs, the greater will be the negative effect on yield for any class of Certificates that is required to bear the effects thereof.

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by a reduction in the entitlements to interest and/or
Certificate Balances of one or more such classes of Certificates, or by establishing a priority of payments among such classes of Certificates.

     The yield to maturity on a class of Subordinate Certificates may be extremely sensitive to losses and shortfalls in collections on the Mortgage Loans in the related Trust Fund.

     Additional Certificate Amortization. In addition to entitling the holders thereof to a specified portion (which may during specified periods range from none to all) of the principal payments received on the Mortgage Assets in the related Trust Fund, one or more classes of Certificates of any series, including one or more classes of Offered Certificates of such series, may provide for distributions of principal thereof from (i) amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates, (ii) Excess Funds or (iii) any other amounts described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, "Excess Funds" will, in general, represent that portion of the amounts distributable in respect of the Certificates of any series on any Distribution Date that represent (i) interest received or advanced on the Mortgage Assets in the related Trust Fund that is in excess of the interest currently accrued on the Certificates of such series, or (ii) Prepayment Premiums, payments from Equity Participations or any other amounts received on the Mortgage Assets in the related Trust Fund that do not constitute interest thereon or principal thereof.

     The amortization of any class of Certificates out of the sources described in the preceding paragraph would shorten the weighted average life of such Certificates and, if such Certificates were purchased at a premium, reduce the yield thereon. The related Prospectus Supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of Certificates out of such sources would have any material effect on the rate at which such Certificates are amortized.

     Optional Early Termination. If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus
Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party specified therein may be authorized or required to solicit bids for the purchase of all of the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. In the absence of other factors, any such early retirement of a class of Offered Certificates would shorten the weighted average life thereof and, if such Certificates were purchased at premium, reduce the yield thereon.


                                  THE DEPOSITOR

     Chase Commercial Mortgage Securities Corp., the Depositor, is a New York corporation organized on August 2, 1993 as a wholly-owned subsidiary of Chemical Bank (now known as The Chase Manhattan Bank). On July 14, 1996, The Chase Manhattan Bank (National Association) merged with and into Chemical Bank, a New York bank, and Chemical Bank then changed its name to The Chase Manhattan Bank. The Depositor maintains its principal office at 270 Park Avenue, New York, New York 10017-2070. Its telephone number is (212) 834-5588. The Depositor does not have, nor is it expected in the future to have, any significant assets.


                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the Certificates of any series will be applied by the Depositor to the purchase of Trust Assets or will be used by the Depositor for general corporate purposes. The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                         DESCRIPTION OF THE CERTIFICATES


General

     Each series of Certificates will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Pooling Agreement. As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that, among other things: (i) provide for the accrual of interest thereon at a fixed, variable or adjustable rate; (ii) are senior (collectively, "Senior Certificates") or subordinate (collectively, "Subordinate Certificates") to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) are entitled to distributions of principal, with disproportionately small, nominal or no distributions of interest (collectively, "Stripped Principal Certificates"); (iv) are entitled to distributions of interest, with disproportionately small, nominal or no distributions of principal (collectively, "Stripped Interest Certificates"); (v) provide for distributions of interest thereon or principal thereof that commence only after the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; (vii) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or (viii) provide for distributions based on collections on the Mortgage Assets in the related Trust Fund attributable to Prepayment Premiums and Equity Participations.

     Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to the principal balances or, in case of certain classes of Stripped Interest Certificates or Residual Certificates, notional amounts or percentage interests, specified in the related Prospectus Supplement. As provided in the related Prospectus Supplement, one or more classes of Offered Certificates of any series may be issued in fully registered, definitive form (such Certificates, "Definitive Certificates") or may be offered in book-entry format (such Certificates, "Book-Entry Certificates") through the facilities of The Depository Trust Company ("DTC"). The Offered Certificates of each series (if issued as Definitive Certificates) may be transferred or exchanged, subject to any restrictions on transfer described in the related Prospectus Supplement, at the location specified in the related Prospectus Supplement, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. Interests in a class of Book-Entry Certificates will be transferred on the book-entry records of DTC and its participating organizations. See "Risk Factors--Limited Liquidity" and "--Book-Entry Registration".


Distributions

     Distributions on the Certificates of each series will be made by or on behalf of the related Trustee or Master Servicer on each Distribution Date as specified in the related Prospectus Supplement from the Available Distribution Amount for such series and such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the "Available Distribution Amount" for any series of Certificates and any Distribution Date will refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the Mortgage Assets and any other assets included in the related Trust Fund that are available for distribution to the holders of Certificates of such series on such date. The particular components of the Available
Distribution Amount for any series on each Distribution Date will be more specifically described in the related Prospectus Supplement.

     Except as otherwise specified in the related Prospectus Supplement, distributions on the Certificates of each series (other than the final distribution in retirement of any such Certificate) will be made to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month in which the applicable Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date (the "Determination Date") specified in the related Prospectus Supplement. All distributions with respect to each class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such class. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has provided the person required to make such payments with wiring instructions (which may be provided in the form of a standing order applicable to all subsequent distributions) no later than the date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, such Certificateholder holds Certificates in the requisite amount or denomination specified therein), or by check mailed to the address of such Certificateholder as it appears on the Certificate Register; provided, however, that the final distribution in retirement of any class of Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of such Certificates at the location specified in the notice to Certificateholders of such final distribution.


Distributions of Interest on the Certificates

     Each class of Certificates of each series (other than certain classes of Stripped Principal Certificates and certain classes of Residual Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which in each case may be fixed, variable or adjustable. The related Prospectus
Supplement will specify the Pass-Through Rate or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate, for each class. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates of each series will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest in respect of any class of Certificates (other than certain classes of Certificates that will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement ("Accrual Certificates"), and other than any class of Stripped Principal Certificates or Residual Certificates that is not entitled to any distributions of interest) will be made on each Distribution Date based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each Distribution Date. With respect to each class of Certificates (other than certain classes of Stripped Interest Certificates and certain classes of Residual Certificates), the "Accrued Certificate Interest" for each Distribution Date will be equal to interest at the applicable Pass-Through Rate accrued for a specified period (generally equal to the time period between Distribution Dates) on the outstanding Certificate Balance of such class of Certificates immediately prior to such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the Accrued Certificate Interest for each Distribution Date on a class of Stripped Interest Certificates will be similarly calculated except that it will accrue on a notional amount (a "Notional Amount") that is either (i) based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal to the Certificate Balances of one or more other classes of Certificates of the same series. Reference to a Notional Amount with respect to a class of Stripped Interest Certificates is solely for convenience in making certain calculations and does not represent the right to receive any distributions of principal. If so specified in the related Prospectus Supplement, the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) one or more classes of the Certificates of a series will be reduced to the extent that any Prepayment Interest Shortfalls, as described under "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest", exceed the amount of any sums (including, if and to the extent specified in the related Prospectus Supplement, all or a portion of the Master Servicer's servicing compensation) that are applied to offset the amount of such shortfalls. The particular manner in which such shortfalls will be allocated among some or all of the classes of Certificates of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of Certificates by reason of the allocation to such class of a portion of any deferred interest on or in respect of the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such class. See "Risk Factors--Prepayments; Average Life of Certificates; Yields" and "Yield and Maturity Considerations".


Distributions of Principal on the Certificates

     Each class of  Certificates  of each series (other than certain  classes of
Stripped Interest Certificates and certain classes of Residual Certificates) will have a "Certificate Balance" which, at any time, will equal the then maximum amount that the holders of Certificates of such class will be entitled to receive in respect of principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a class of Certificates will be reduced by distributions of principal made thereon from time to time and, if so provided in the related Prospectus Supplement, further by any losses incurred in respect of the related Mortgage Assets allocated thereto from time to time. In turn, the outstanding Certificate Balance of a class of Certificates may be increased as a result of any deferred interest on or in respect of the related Mortgage Assets being allocated thereto from time to time, and will be increased, in the case of a class of Accrual Certificates prior to the Distribution Date on which distributions of interest thereon are required to commence, by the amount of any Accrued Certificate Interest in respect thereof (reduced as described above). Unless otherwise provided in the related Prospectus Supplement, the initial aggregate Certificate Balance of all classes of a series of Certificates will not be greater than the aggregate outstanding principal balance of the related Mortgage Assets as of the applicable Cut-off Date, after application of scheduled payments due on or before such date, whether or not received. The initial Certificate Balance of each class of a series of Certificates will be specified in the related Prospectus Supplement. As and to the extent described in the related Prospectus Supplement, distributions of principal with respect to a series of Certificates will be made on each Distribution Date to the holders of the class or classes of Certificates of such series entitled thereto until the Certificate Balances of such Certificates have been reduced to zero. Distributions of principal with respect to one or more classes of Certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Controlled Amortization Class") may be made, subject to available funds, based on a specified principal payment schedule. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Companion Class") may be contingent on the specified principal payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other collections of principal on the Mortgage Assets in the related Trust Fund are received. Unless otherwise specified in the related Prospectus Supplement, distributions of principal of any class of Offered Certificates will be made on a pro rata basis among all of the Certificates of such class.


Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of Equity Participations

     If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations received on or in connection with the Mortgage Assets in any Trust Fund will be distributed on each Distribution Date to the holders of the class of Certificates of the related series entitled thereto in accordance with the provisions described in such Prospectus Supplement.


Allocation of Losses and Shortfalls

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by a reduction in the entitlements to interest and/or
Certificate Balances of one or more such classes of Certificates, or by establishing a priority of payments among such classes of Certificates.


Advances in Respect of Delinquencies

     If and to the extent provided in the related Prospectus Supplement, if a Trust Fund includes Mortgage Loans, the Master Servicer, a Special Servicer, the Trustee, any provider of Credit Support and/or any other specified person may be obligated to advance, or have the option of advancing, on or before each Distribution Date, from its or their own funds or from excess funds held in the related Certificate Account that are not part of the Available Distribution Amount for the related series of Certificates for such Distribution Date, an amount up to the aggregate of any payments of principal (other than any balloon payments) and interest that were due on or in respect of such Mortgage Loans during the related Due Period and were delinquent on the related Determination Date.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Accordingly, all advances made out of a specific entity's own funds will be reimbursable out of related recoveries on the Mortgage Loans (including amounts received under any instrument of Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and such other specific sources as may be identified in the related Prospectus Supplement, including in the case of a series that includes one or more classes of Subordinate Certificates, collections on other Mortgage Loans in the related Trust Fund that would otherwise be distributable to the holders of one or more classes of such Subordinate Certificates. No advance will be required to be made by a Master Servicer, Special Servicer or Trustee if, in the good faith judgment of the Master Servicer, Special Servicer or Trustee, as the case may be, such advance would not be recoverable from Related Proceeds or another specifically identified source (any such advance, a "Nonrecoverable Advance"); and, if previously made by a Master Servicer, Special Servicer or Trustee, a Nonrecoverable Advance will be reimbursable thereto from any amounts in the related Certificate Account prior to any distributions being made to the related series of Certificateholders.

     If advances have been made by a Master Servicer, Special Servicer, Trustee or other entity from excess funds in a Certificate Account, such Master Servicer, Special Servicer, Trustee or other entity, as the case may be, will be required to replace such funds in such Certificate Account on any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to the related series of Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligation of a Master Servicer, Special Servicer, Trustee or other entity to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

     If and to the extent so provided in the related Prospectus Supplement, any entity making advances will be entitled to receive interest thereon for the period that such advances are outstanding at the rate specified in such
Prospectus Supplement, and such entity will be entitled to payment of such interest periodically from general collections on the Mortgage Loans in the related Trust Fund prior to any payment to the related series of Certificateholders or as otherwise provided in the related Pooling Agreement and described in such Prospectus Supplement.

     The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS will describe any comparable advancing obligation of a party to the related Pooling Agreement or of a party to the related MBS Agreement.

Reports to Certificateholders

     On each Distribution Date, together with the distribution to the holders of each class of the Offered Certificates of a series, a Master Servicer or Trustee, as provided in the related Prospectus Supplement, will forward to each such holder, a statement (a "Distribution Date Statement") that, unless otherwise provided in the related Prospectus Supplement, will set forth, among other things, in each case to the extent applicable:

     (i) the amount of such distribution to holders of such class of Offered Certificates that was applied to reduce the Certificate Balance thereof;

     (ii) the amount of such distribution to holders of such class of Offered Certificates that is allocable to Accrued Certificate Interest;

     (iii) the amount, if any, of such distribution to holders of such class of Offered Certificates that is allocable to (A) Prepayment Premiums and (B) payments on account of Equity Participations;

     (iv) the amount, if any, by which such distribution is less than the amounts to which holders of such class of Offered Certificates are entitled;

     (v) if the related Trust Fund includes Mortgage Loans, the aggregate amount of advances included in such distribution;

     (vi) if the related Trust Fund includes Mortgage Loans, the amount of servicing compensation received by the related Master Servicer (and, if payable directly out of the related Trust Fund, by any Special Servicer and any Sub-Servicer) and such other customary information as the reporting party deems necessary or desirable, or that a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

     (vii) information regarding the aggregate principal balance of the related Mortgage Assets on or about such Distribution Date;

     (viii) if the related Trust Fund includes Mortgage Loans, information regarding the number and aggregate principal balance of such Mortgage Loans that are delinquent in varying degrees;

     (ix) if the related Trust Fund includes Mortgage Loans, information regarding the aggregate amount of losses incurred and principal prepayments made with respect to such Mortgage Loans during the related Prepayment Period (that is, the specified period, generally equal in length to the time period between Distribution Dates, during which prepayments and other unscheduled collections on the Mortgage Loans in the related Trust Fund must be received in order to be distributed on a particular Distribution Date);

     (x) the Certificate Balance or Notional Amount, as the case may be, of each class of Certificates (including any class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance or Notional Amount due to the allocation of any losses in respect of the related Mortgage Assets, any increase in such Certificate Balance or Notional Amount due to the allocation of any negative amortization in respect of the related Mortgage Assets and any increase in the Certificate Balance of a class of Accrual Certificates, if any, in the event that Accrued Certificate Interest has been added to such balance;

     (xi) if such class of Offered Certificates has a variable Pass-Through Rate or an adjustable Pass-Through Rate, the Pass-Through Rate applicable thereto for such Distribution Date and, if determinable, for the next succeeding Distribution Date;

     (xii) the amount deposited in or withdrawn from any reserve fund on such Distribution Date, and the amount remaining on deposit in such reserve fund as of the close of business on such Distribution Date;

     (xiii) if the related Trust Fund includes one or more instruments of Credit Support, such as a letter of credit, an insurance policy and/or a surety bond, the amount of coverage under each such instrument as of the close of business on such Distribution Date; and

     (xiv) to the extent not otherwise reflected through the information furnished pursuant to subclauses (viii) and (x) above, the amount of Credit Support being afforded by any classes of Subordinate Certificates.

     In the case of information furnished pursuant to subclauses (i)-(iii) above, the amounts will be expressed as a dollar amount per minimum denomination of the relevant class of Offered Certificates or per a specified portion of such minimum denomination. The Prospectus Supplement for each series of Certificates may describe additional information to be included in reports to the holders of the Offered Certificates of such series.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer or Trustee for a series of Certificates, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an Offered Certificate of such series a statement containing the information set forth in subclauses (i)-(iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. See, however, "Description of the Certificates--Book-Entry Registration and Definitive Certificates".

     If the Trust Fund for a series of Certificates includes MBS, the ability of the related Master Servicer or Trustee, as the case may be, to include in any Distribution Date Statement information regarding the mortgage loans underlying such MBS will depend on the reports received with respect to such MBS. In such cases, the related Prospectus Supplement will describe the loan-specific information to be included in the Distribution Date Statements that will be forwarded to the holders of the Offered Certificates of that series in connection with distributions made to them.


Voting Rights

     The voting rights evidenced by each series of Certificates (as to such series, the "Voting Rights") will be allocated among the respective classes of such series in the manner described in the related Prospectus Supplement.

     Certificateholders will generally not have a right to vote, except with respect to required consents to certain amendments to the related Pooling Agreement and as otherwise specified in the related Prospectus Supplement. See "Description of the Pooling Agreements--Amendment". The holders of specified amounts of Certificates of a particular series will have the right to act as a group to remove the related Trustee and also upon the occurrence of certain events which if continuing would constitute an Event of Default on the part of the related Master Servicer. See "Description of the Pooling Agreements--Events of Default", "--Rights Upon Event of Default" and "--Resignation and Removal of the Trustee".


Termination

     The obligations created by the Pooling Agreement for each series of Certificates will terminate following (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Mortgage Loan subject thereto and (ii) the payment to the Certificateholders of that series of all amounts required to be paid to them pursuant to such Pooling Agreement. Written notice of termination of a Pooling Agreement will be given to each Certificateholder of the related series, and the final distribution will be made only upon presentation and surrender of the Certificates of such series at the location to be specified in the notice of termination.

     If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party designated therein may be authorized or required to solicit bids for the purchase of all the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein.


Book-Entry Registration and Definitive Certificates

     If so provided in the Prospectus Supplement for a series of Certificates, one or more classes of the Offered Certificates of such series will be offered in book-entry format through the facilities of The Depository Trust Company ("DTC"), and each such class will be represented by one or more global Certificates registered in the name of DTC or its nominee.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations
("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. "Direct Participants", which maintain accounts with DTC, include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and its Participants are on file with the Commission.

     Purchases of Book-Entry Certificates under the DTC system must be made by or through Direct Participants, which will receive a credit for the Book-Entry Certificates on DTC's records. The ownership interest of each actual purchaser of a Book-Entry Certificate (a "Certificate Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Certificate Owners will not receive written confirmation from DTC of their purchases, but Certificate Owners are expected to receive written confirmations providing details of such transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which each Certificate Owner entered into the transaction. Transfers of ownership interest in the Book-Entry Certificates are to be accomplished by entries made on the books of Participants acting on behalf of Certificate Owners. Certificate Owners will not receive certificates representing their ownership interests in the Book-Entry Certificates, except in the event that use of the book-entry system for the Book-Entry Certificates of any series is discontinued as described below.

     DTC has no knowledge of the actual Certificate Owners of the Book-Entry Certificates; DTC's records reflect only the identity of the Direct Participants to whose accounts such Certificates are credited, which may or may not be the Certificate Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Distributions on the Book-Entry Certificates will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the related Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such date. Disbursement of such distributions by Participants to Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of each such Participant (and not of DTC, the Depositor or any Trustee or Master Servicer), subject to any statutory or regulatory requirements as may be in effect from time to time. Under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

     Unless otherwise provided in the related Prospectus Supplement, the only "Certificateholder" (as such term is used in the related Pooling Agreement) will be the nominee of DTC, and the Certificate Owners will not be recognized as Certificateholders under the Pooling Agreement. Certificate Owners will be permitted to exercise the rights of Certificateholders under the related Pooling Agreement only indirectly through the Participants who in turn will exercise their rights through DTC. The Depositor is informed that DTC will take action permitted to be taken by a Certificateholder under a Pooling Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Certificates are credited.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

     Unless otherwise specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued as Definitive Certificates to Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC with respect to such Certificates. Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all Participants of the availability through DTC of
Definitive Certificates. Upon surrender by DTC of the certificate or certificates representing a class of Book-Entry Certificates, together with instructions for registration, the Trustee for the related series or other designated party will be required to issue to the Certificate Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the holders of such Definitive Certificates will be recognized as Certificateholders under the related Pooling Agreement.


                      DESCRIPTION OF THE POOLING AGREEMENTS


General

     The Certificates of each series will be issued pursuant to a pooling and servicing agreement or other agreement specified in the related Prospectus Supplement (in either case, a "Pooling Agreement"). In general, the parties to a Pooling Agreement will include the Depositor, the Trustee, the Master Servicer and, in some cases, a Special Servicer appointed as of the date of the Pooling Agreement. However, a Pooling Agreement may include a Mortgage Asset Seller as a party, and a Pooling Agreement that relates to a Trust Fund that consists solely of MBS may not include a Master Servicer or other servicer as a party. All parties to each Pooling Agreement under which Certificates of a series are issued will be identified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, an affiliate of the Depositor, or the Mortgage Asset Seller or an affiliate thereof, may perform the functions of Master Servicer or Special Servicer. Any party to a Pooling Agreement may own Certificates issued thereunder; however, except with respect to required consents to certain amendments to a Pooling Agreement, Certificates issued thereunder that are held by the Master Servicer or Special Servicer for the related series will not be allocated Voting Rights.

     A form of a pooling and servicing agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. However, the provisions of each Pooling Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. The following summaries describe certain provisions that may appear in a Pooling Agreement under which Certificates that evidence interests in Mortgage Loans will be issued. The Prospectus Supplement for a series of Certificates will describe any provision of the related Pooling Agreement that materially differs from the description thereof contained in this Prospectus and, if the related Trust Fund includes MBS, will summarize all of the material provisions of the related Pooling Agreement. The summaries herein do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling Agreement for each series of Certificates and the description of such provisions in the related Prospectus Supplement. As used herein with respect to any series, the term "Certificate" refers to all of the Certificates of that series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Pooling Agreement (without exhibits) that relates to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017-2070, Attention: President.


Assignment of Mortgage Loans; Repurchases

     At the time of issuance of any series of Certificates, the Depositor will assign (or cause to be assigned) to the designated Trustee the Mortgage Loans to be included in the related Trust Fund, together with, unless otherwise specified in the related Prospectus Supplement, all principal and interest to be received on or with respect to such Mortgage Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date. The Trustee will, concurrently with such assignment, deliver the Certificates to or at the direction of the Depositor in exchange for the Mortgage Loans and the other assets to be included in the Trust Fund for such series. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling Agreement. Such schedule generally will include detailed information that pertains to each Mortgage Loan included in the related Trust Fund, which information will typically include the address of the related Mortgaged Property and type of such property; the Mortgage Rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information; the original and remaining term to maturity; the original amortization term; and the original and outstanding principal balance.

     With respect to each Mortgage Loan to be included in a Trust Fund, the Depositor will deliver (or cause to be delivered) to the related Trustee (or to a custodian appointed by the Trustee) certain loan documents which, unless otherwise specified in the related Prospectus Supplement, will include the original Mortgage Note endorsed, without recourse, to the order of the Trustee, the original Mortgage (or a certified copy thereof) with evidence of recording indicated thereon and an assignment of the Mortgage to the Trustee in recordable form. Unless otherwise provided in the Prospectus Supplement for a series of Certificates, the related Pooling Agreement will require that the Depositor or another party thereto promptly cause each such assignment of Mortgage to be recorded in the appropriate public office for real property records.

     The Trustee (or a custodian appointed by the Trustee) for a series of Certificates will be required to review the Mortgage Loan documents delivered to it within a specified period of days after receipt thereof, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders of such series. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective, and such omission or defect, as the case may be, materially and adversely affects the interests of the Certificateholders of the related series, the Trustee (or such custodian) will be required to notify the Master Servicer and the Depositor, and one of such persons will be required to notify the relevant Mortgage Asset Seller. In that case, and if the Mortgage Asset Seller cannot deliver the document or cure the defect within a specified number of days after receipt of such notice, then, except as otherwise specified below or in the related Prospectus Supplement, the Mortgage Asset Seller will be obligated to repurchase the related Mortgage Loan from the Trustee at a price that will be specified in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a series of Certificates, a Mortgage Asset Seller, in lieu of repurchasing a Mortgage Loan as to which there is missing or defective loan documentation, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy to holders of the Certificates of any series or to the related Trustee on their behalf for missing or defective loan documentation and neither the Depositor nor, unless it is the Mortgage Asset Seller, the Master Servicer will be obligated to purchase or replace a Mortgage Loan if a Mortgage Asset Seller defaults on its obligation to do so. Notwithstanding the foregoing, if a document has not been delivered to the related Trustee (or to a custodian appointed by the Trustee) because such document has been submitted for recording, and neither such document nor a certified copy thereof, in either case with evidence of recording thereon, can be obtained because of delays on the part of the applicable recording office, then, unless otherwise specified in the related Prospectus Supplement, the Mortgage Asset Seller will not be required to repurchase or replace the affected Mortgage Loan on the basis of such missing document so long as it continues in good faith to attempt to obtain such document or such certified copy.


Representations and Warranties; Repurchases

     Unless otherwise provided in the Prospectus Supplement for a series of Certificates, the Depositor will, with respect to each Mortgage Loan in the related Trust Fund, make or assign, or cause to be made or assigned, certain representations and warranties (the person making such representations and warranties, the "Warranting Party") covering, by way of example: (i) the accuracy of the information set forth for such Mortgage Loan on the schedule of Mortgage Loans appearing as an exhibit to the related Pooling Agreement; (ii) the enforceability of the related Mortgage Note and Mortgage and the existence of title insurance insuring the lien priority of the related Mortgage; (iii) the Warranting Party's title to the Mortgage Loan and the authority of the Warranting Party to sell the Mortgage Loan; and (iv) the payment status of the Mortgage Loan. It is expected that in most cases the Warranting Party will be the Mortgage Asset Seller; however, the Warranting Party may also be an affiliate of the Mortgage Asset Seller, the Depositor or an affiliate of the Depositor, the Master Servicer, a Special Servicer or another person acceptable to the Depositor. The Warranting Party, if other than the Mortgage Asset Seller, will be identified in the related Prospectus Supplement.

     Unless otherwise provided in the related Prospectus Supplement, each Pooling Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly any Warranting Party of any breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the interests of the Certificateholders of the related series. If such Warranting Party cannot cure such breach within a specified period following the date on which it was notified of such breach, then, unless otherwise provided in the related Prospectus Supplement, it will be obligated to repurchase such Mortgage Loan from the Trustee at a price that will be specified in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a series of Certificates, a Warranting Party, in lieu of repurchasing a Mortgage Loan as to which a breach has occurred, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy available to holders of the Certificates of any series or to the related Trustee on their behalf for a breach of representation and warranty by a Warranting Party and neither the Depositor nor the Master Servicer, in either case unless it is the Warranting Party, will be obligated to purchase or replace a Mortgage Loan if a Warranting Party defaults on its obligation to do so.

     In some cases, representations and warranties will have been made in respect of a Mortgage Loan as of a date prior to the date upon which the related series of Certificates is issued, and thus may not address events that may occur following the date as of which they were made. However, the Depositor will not include any Mortgage Loan in the Trust Fund for any series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made in respect of such Mortgage Loan will not be accurate in all material respects as of the date of issuance. The date as of which the representations and warranties regarding the Mortgage Loans in any Trust Fund were made will be specified in the related Prospectus Supplement.


Collection and Other Servicing Procedures

     The Master Servicer for any Trust Fund, directly or through Sub-Servicers, will be required to make reasonable efforts to collect all scheduled payments under the Mortgage Loans in such Trust Fund, and will be required to follow such collection procedures as it would follow with respect to mortgage loans that are comparable to the Mortgage Loans in such Trust Fund and held for its own account, provided such procedures are consistent with (i) the terms of the related Pooling Agreement and any related instrument of Credit Support included in such Trust Fund, (ii) applicable law and (iii) the servicing standard specified in the related Pooling Agreement and Prospectus Supplement (the "Servicing Standard").

     The Master Servicer for any Trust Fund, directly or through Sub-Servicers, will also be required to perform as to the Mortgage Loans in such Trust Fund various other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts, if required under the related Pooling Agreement, for payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items; attempting to collect delinquent payments; supervising foreclosures; negotiating modifications; conducting property inspections on a periodic or other basis; managing (or overseeing the management of) Mortgaged Properties acquired on behalf of such Trust Fund through foreclosure, deed-in-lieu of foreclosure or otherwise (each, an "REO Property"); and maintaining servicing records relating to such Mortgage Loans. Unless otherwise specified in the related Prospectus
Supplement, the Master Servicer will be responsible for filing and settling claims in respect of particular Mortgage Loans under any applicable instrument of Credit Support. See "Description of Credit Support".


Sub-Servicers

     A Master Servicer may delegate its servicing obligations in respect of the Mortgage Loans serviced thereby to one or more third-party servicers (each, a "Sub-Servicer"); provided that, unless otherwise specified in the related Prospectus Supplement, such Master Servicer will remain obligated under the related Pooling Agreement. A Sub-Servicer for any series of Certificates may be an affiliate of the Depositor or Master Servicer. Unless otherwise provided in the related Prospectus Supplement, each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") will provide that, if for any reason the Master Servicer is no longer acting in such capacity, the Trustee or any successor Master Servicer may assume the Master Servicer's rights and obligations under such Sub-Servicing Agreement. A Master Servicer will be required to monitor the performance of Sub-Servicers retained by it and will have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

     Unless otherwise provided in the related Prospectus Supplement, a Master Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to the related Pooling Agreement is sufficient to pay such fees. Each Sub-Servicer will be reimbursed by the Master Servicer that retained it for certain expenditures which it makes, generally to the same extent the Master Servicer would be reimbursed under a Pooling Agreement. See "--Certificate Account" and "--Servicing Compensation and Payment of Expenses".


Special Servicers

     To the extent so specified in the related Prospectus Supplement, one or more special servicers (each, a "Special Servicer") may be a party to the related Pooling Agreement or may be appointed by the Master Servicer or another specified party. A Special Servicer for any series of Certificates may be an affiliate of the Depositor or the Master Servicer. A Special Servicer may be entitled to any of the rights, and subject to any of the obligations, described herein in respect of a Master Servicer. The related Prospectus Supplement will describe the rights, obligations and compensation of any Special Servicer for a particular series of Certificates. The Master Servicer will be liable for the performance of a Special Servicer only if, and to the extent, set forth in the related Prospectus Supplement.


Certificate Account

     General. The Master Servicer, the Trustee and/or a Special Servicer will, as to each Trust Fund that includes Mortgage Loans, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on or in respect of such Mortgage Loans (collectively, the "Certificate Account"), which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of Certificates of the related series. A Certificate Account may be maintained as an interest-bearing or a non-interest-bearing account and the funds held therein may be invested pending each succeeding Distribution Date in United States government securities and other obligations that are acceptable to each Rating Agency that has rated any one or more classes of Certificates of the related series ("Permitted Investments"). Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in a Certificate Account will be paid to the related Master Servicer, Trustee or Special Servicer (if any) as additional compensation. A Certificate Account may be maintained with the related Master Servicer, Special Servicer or Mortgage Asset Seller or with a depository institution that is an affiliate of any of the foregoing or of the Depositor, provided that it complies with applicable Rating Agency standards. If permitted by the applicable Rating Agency or Agencies and so specified in the related Prospectus Supplement, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related Master Servicer or Special Servicer (if any) or serviced by either on behalf of others.

     Deposits. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Master Servicer, Trustee or Special Servicer will be required to deposit or cause to be deposited in the Certificate Account for each Trust Fund that includes Mortgage Loans, within a certain period following receipt (in the case of collections on or in respect of the Mortgage Loans) or otherwise as provided in the related Pooling Agreement, the following payments and collections received or made by the Master Servicer, the Trustee or any Special Servicer subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date):

     (i) all payments on account of principal, including principal prepayments, on the Mortgage Loans;

     (ii) all payments on account of interest on the Mortgage Loans, including any default interest collected, in each case net of any portion thereof retained by the Master Servicer or any Special Servicer as its servicing compensation or as compensation to the Trustee;

     (iii) all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a Mortgaged Property or the related Mortgage Loan or in connection with the full or partial condemnation of a Mortgaged Property (other than proceeds applied to the restoration of the property or released to the related borrower in accordance with the customary servicing practices of the Master Servicer (or, if applicable, a Special
Servicer) and/or the terms and conditions of the related Mortgage) (collectively, "Insurance and Condemnation Proceeds") and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, by foreclosure or otherwise
("Liquidation Proceeds"), together with the net operating income (less reasonable reserves for future expenses) derived from the operation of any
Mortgaged   Properties  acquired  by  the  Trust  Fund  through  foreclosure  or otherwise;

     (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates as described under "Description of Credit Support";

     (v)  any   advances   made  as   described   under   "Description   of  the
Certificates--Advances in Respect of Delinquencies";

     (vi) any amounts paid under any Cash Flow Agreement, as described under "Description of the Trust Funds--Cash Flow Agreements";

     (vii) all proceeds of the purchase of any Mortgage Loan, or property acquired in respect thereof, by the Depositor, any Mortgage Asset Seller or any other specified person as described under "--Assignment of Mortgage Loans; Repurchases" and "--Representations and Warranties; Repurchases", all proceeds of the purchase of any defaulted Mortgage Loan as described under "--Realization Upon Defaulted Mortgage Loans", and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates--Termination" (all of the foregoing, also "Liquidation Proceeds");

     (viii) any amounts paid by the Master Servicer to cover Prepayment Interest Shortfalls arising out of the prepayment of Mortgage Loans as described under "--Servicing Compensation and Payment of Expenses";

     (ix) to the extent that any such item does not constitute additional servicing compensation to the Master Servicer or a Special Servicer, any payments on account of modification or assumption fees, late payment charges, Prepayment Premiums or Equity Participations with respect to the Mortgage Loans;

     (x) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance Policies";

     (xi) any amount required to be deposited by the Master Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer or the Trustee, as the case may be, of funds held in the Certificate Account; and

     (xii) any other amounts required to be deposited in the Certificate Account as provided in the related Pooling Agreement and described in the related Prospectus Supplement.

     Withdrawals. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Master Servicer, Trustee or Special Servicer may make withdrawals from the Certificate Account for each Trust Fund that includes Mortgage Loans for any of the following purposes:

     (i) to make distributions to the Certificateholders on each Distribution Date;

     (ii) to pay the Master Servicer, the Trustee or a Special Servicer any servicing fees not previously retained thereby, such payment to be made out of payments on the particular Mortgage Loans as to which such fees were earned;

     (iii) to reimburse the Master Servicer, a Special Servicer, the Trustee or any other specified person for any unreimbursed amounts advanced by it as described under "Description of the Certificates--Advances in Respect of Delinquencies", such reimbursement to be made out of amounts received that were identified and applied by the Master Servicer or a Special Servicer, as applicable, as late collections of interest on and principal of the particular Mortgage Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans;

     (iv) to reimburse the Master Servicer, the Trustee or a Special Servicer for unpaid servicing fees earned by it and certain unreimbursed servicing expenses incurred by it with respect to Mortgage Loans in the Trust Fund and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance and Condemnation Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans and properties;

     (v) to reimburse the Master Servicer, a Special Servicer, the Trustee or other specified person for any advances described in clause (iii) above made by it and/or any servicing expenses referred to in clause (iv) above incurred by it that, in the good faith judgment of the Master Servicer, Special Servicer, Trustee or other specified person, as applicable, will not be recoverable from the amounts described in clauses (iii) and (iv), respectively, such reimbursement to be made from amounts collected on other Mortgage Loans in the same Trust Fund or, if and to the extent so provided by the related Pooling Agreement and described in the related Prospectus Supplement, only from that portion of amounts collected on such other Mortgage Loans that is otherwise distributable on one or more classes of Subordinate Certificates of the related series;

     (vi) if and to the extent described in the related Prospectus Supplement, to pay the Master Servicer, a Special Servicer, the Trustee or any other specified person interest accrued on the advances described in clause (iii) above made by it and the servicing expenses described in clause (iv) above incurred by it while such remain outstanding and unreimbursed;

     (vii) to pay for costs and expenses incurred by the Trust Fund for environmental site assessments performed with respect to Mortgaged Properties that constitute security for defaulted Mortgage Loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on such Mortgaged Properties, as described under "--Realization Upon Defaulted Mortgage Loans";

     (viii) to reimburse the Master Servicer, the Special Servicer, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Master Servicer and the Depositor";

     (ix) if and to the extent described in the related Prospectus Supplement, to pay the fees of Trustee;

     (x) to reimburse the Trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Trustee";

     (xi) if and to the extent described in the related Prospectus Supplement, to pay the fees of any provider of Credit Support;

     (xii) if and to the extent described in the related Prospectus Supplement, to reimburse prior draws on any form of Credit Support;

     (xiii) to pay the Master Servicer, a Special Servicer or the Trustee, as appropriate, interest and investment income earned in respect of amounts held in the Certificate Account as additional compensation;

     (xiv) to pay (generally from related income) for costs incurred in connection with the operation, management and maintenance of any Mortgaged Property acquired by the Trust Fund by foreclosure or otherwise;

     (xv) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxes That May Be Imposed on the REMIC Pool";

     (xvi) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Mortgage Loan or a property acquired in respect thereof in connection with the liquidation of such Mortgage Loan or property;

     (xvii) to pay for the cost of various opinions of counsel obtained pursuant to the related Pooling Agreement for the benefit of Certificateholders;

     (xviii) to make any other withdrawals permitted by the related Pooling Agreement and described in the related Prospectus Supplement; and

     (xix) to clear and terminate the Certificate Account upon the termination of the Trust Fund.


Modifications, Waivers and Amendments of Mortgage Loans

     A Master Servicer may agree to modify, waive or amend any term of any Mortgage Loan serviced by it in a manner consistent with the applicable Servicing Standard; provided that, unless otherwise set forth in the related Prospectus Supplement, the modification, waiver or amendment (i) will not affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan, (ii) will not, in the judgment of the Master Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon and (iii) will not adversely affect the coverage under any applicable instrument of Credit Support. Unless otherwise provided in the related Prospectus Supplement, a Master Servicer also may agree to any other modification, waiver or amendment if, in its judgment, (i) a material default on the Mortgage Loan has occurred or a payment default is imminent, (ii) such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation and (iii) such modification, waiver or amendment will not adversely affect the coverage under any applicable instrument of Credit Support.


Realization Upon Defaulted Mortgage Loans

     A borrower's failure to make required Mortgage Loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make Mortgage Loan payments may also be unable to make timely payment of taxes and insurance premiums and to otherwise maintain the related Mortgaged Property. In general, the Master Servicer for a series of Certificates will be required to monitor any Mortgage Loan in the related Trust Fund that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the borrower if cure is likely, inspect the related Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Master Servicer is able to assess the success of any such corrective action or the need for additional initiatives.

     The time within which the Master Servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders may vary considerably depending on the particular Mortgage Loan, the Mortgaged Property, the borrower, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. If a borrower files a bankruptcy petition, the Master Servicer may not be permitted to accelerate the maturity of the related Mortgage Loan or to foreclose on the related Mortgaged Property for a considerable period of time, and such Mortgage Loan may be restructured in the resulting bankruptcy proceedings. See "Certain Legal Aspects of Mortgage Loans".

     A Pooling Agreement may grant to the Master Servicer, a Special Servicer, a provider of Credit Support and/or the holder or holders of certain classes of the related series of Certificates a right of first refusal to purchase from the Trust Fund, at a predetermined purchase price (which, if insufficient to fully fund the entitlements of Certificateholders to principal and interest thereon, will be specified in the related Prospectus Supplement), any Mortgage Loan as to which a specified number of scheduled payments are delinquent. In addition, unless otherwise specified in the related Prospectus Supplement, the Master Servicer may offer to sell any defaulted Mortgage Loan if and when the Master Servicer determines, consistent with the applicable Servicing Standard, that such a sale would produce a greater recovery, taking into account the time value of money, than would liquidation of the related Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the related Pooling Agreement will require that the Master Servicer accept the highest cash bid received from any person (including itself, the Depositor or any affiliate of either of them or any Certificateholder) that constitutes a fair price for such defaulted Mortgage Loan. In the absence of any bid determined in accordance with the related Pooling Agreement to be fair, the Master Servicer will generally be required to proceed against the related Mortgaged Property, subject to the discussion below.

     If a default on a Mortgage Loan has occurred or, in the Master Servicer's judgment, a payment default is imminent, the Master Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in the related Mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related Mortgaged Property, by operation of law or otherwise, if such action is consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may not, however, acquire title to any Mortgaged Property, have a receiver of rents appointed with respect to any Mortgaged Property or take any other action with respect to any Mortgaged Property that would cause the Trustee, for the benefit of the related series of Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Master Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund), that either:

     (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that taking such actions as are necessary to bring the Mortgaged Property into compliance therewith is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking such actions; and

     (ii) there are no circumstances or conditions present at the Mortgaged Property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could be required, taking such actions with respect to the Mortgaged Property is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking such actions. See "Certain Legal Aspects of Mortgage Loans--Environmental Risks".

     Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which one or more REMIC elections have been made, the Master Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property prior to the close of the third calendar year following the year of acquisition, unless (i) the Internal Revenue Service grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund beyond such period will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund (or any designated portion thereof) to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Subject to the foregoing, the Master Servicer will generally be required to solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property. If the Trust Fund acquires title to any Mortgaged Property, the Master Servicer, on behalf of the Trust Fund, generally must retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Master Servicer of its obligation to manage such Mortgaged Property in a manner consistent with the Servicing Standard.

     If Liquidation Proceeds collected with respect to a defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon plus the aggregate amount of reimbursable expenses incurred by the Master Servicer in connection with such Mortgage Loan, the Trust Fund will realize a loss in the amount of such shortfall. The Master Servicer will be entitled to reimbursement out of the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the distribution of such Liquidation
Proceeds to Certificateholders, amounts that represent unpaid servicing compensation in respect of the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan.

     If any Mortgaged Property suffers damage such that the proceeds, if any, of the related hazard insurance policy are insufficient to restore fully the damaged property, the Master Servicer will not be required to expend its own funds to effect such restoration unless (and to the extent not otherwise provided in the related Prospectus Supplement) it determines (i) that such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance and Condemnation Proceeds or Liquidation Proceeds.


Hazard Insurance Policies

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will require the Master Servicer to cause each Mortgage Loan borrower to maintain a hazard insurance policy that provides for such coverage as is required under the related Mortgage or, if the Mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related Mortgaged Property, such coverage as is consistent with the requirements of the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, such coverage generally will be in an amount equal to the lesser of the principal balance owing on such Mortgage Loan and the replacement cost of the related Mortgaged Property. The ability of a Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information concerning covered losses is furnished by borrowers. All amounts collected by a Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with the Master Servicer's normal servicing procedures and/or to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the related Certificate Account. The Pooling Agreement may provide that the Master Servicer may satisfy its obligation to cause each borrower to maintain such a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on all of the Mortgage Loans in a Trust Fund. If such blanket policy contains a deductible clause, the Master Servicer will be required, in the event of a casualty covered by such blanket policy, to deposit in the related Certificate Account all sums that would have been deposited therein but for such deductible clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of risks. Accordingly, a Mortgaged Property may not be insured for losses arising from any such cause unless the related Mortgage specifically requires, or permits the holder thereof to require, such coverage.

     The hazard insurance policies covering the Mortgaged Properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clauses generally provide that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.


Due-on-Sale and Due-on-Encumbrance Provisions

     Certain of the Mortgage Loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the Mortgage Loan upon any sale or other transfer of the related Mortgaged Property made without the lender's consent. Certain of the Mortgage Loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the Mortgage Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will determine whether to exercise any right the Trustee may have under any such provision in a manner consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance".


Servicing Compensation and Payment of Expenses

     Unless otherwise specified in the related Prospectus Supplement, a Master Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a specified portion of the interest payments on each Mortgage Loan in the related Trust Fund. Because that compensation is generally based on a percentage of the principal balance of each such Mortgage Loan outstanding from time to time, it will decrease in accordance with the amortization of the Mortgage Loans. The Prospectus
Supplement with respect to a series of Certificates may provide that, as additional compensation, the Master Servicer may retain all or a portion of late payment charges, Prepayment Premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the Certificate Account. Any Sub-Servicer will receive a portion of the Master Servicer's compensation as its sub-servicing compensation.

     In addition to amounts payable to any Sub-Servicer, a Master Servicer may be required, to the extent provided in the related Prospectus Supplement, to pay from amounts that represent its servicing compensation certain expenses incurred in connection with the administration of the related Trust Fund, including, without limitation, payment of the fees and disbursements of independent accountants and payment of expenses incurred in connection with distributions and reports to Certificateholders. Certain other expenses, including certain expenses related to Mortgage Loan defaults and liquidations and, to the extent so provided in the related Prospectus Supplement, interest on such expenses at the rate specified therein, and the fees of any Special Servicer, may be required to be borne by the Trust Fund.

     If and to the extent provided in the related Prospectus Supplement, a Master Servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any period to Prepayment Interest Shortfalls. See "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest".


Evidence as to Compliance

     Unless otherwise provided in the related Prospectus Supplement, each Pooling Agreement will require, on or before a specified date in each year, the Master Servicer to cause a firm of independent public accountants to furnish to the Trustee a statement to the effect that, on the basis of the examination by such firm conducted substantially in compliance with either the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, the servicing by or on behalf of the Master Servicer of mortgage loans under pooling and servicing agreements substantially similar to each other (which may include such Pooling Agreement) was conducted through the preceding calendar year or other specified twelve month period in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Audit Program for Mortgage Bankers, requires it to report.

     Each Pooling Agreement will also require, on or before a specified date in each year, the Master Servicer to furnish to the Trustee a statement signed by one or more officers of the Master Servicer to the effect that the Master Servicer has fulfilled its material obligations under such Pooling Agreement throughout the preceding calendar year or other specified twelve month period.


Certain Matters Regarding the Master Servicer and the Depositor

     The entity serving as Master Servicer under a Pooling Agreement may be an affiliate of the Depositor and may have other normal business relationships with the Depositor or the Depositor's affiliates. Unless otherwise specified in the Prospectus Supplement for a series of Certificates, the related Pooling Agreement will permit the Master Servicer to resign from its obligations thereunder only upon (a) the appointment of, and the acceptance of such appointment by, a successor thereto and receipt by the Trustee of written confirmation from each applicable Rating Agency that such resignation and appointment will not have an adverse effect on the rating assigned by such Rating Agency to any class of Certificates of such series or (b) a determination that such obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Pooling Agreement. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer for each Trust Fund will be required to maintain a fidelity bond and errors and omissions policy or their equivalent that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions permitted by the related Pooling Agreement.

     Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that none of the Master Servicer, the Depositor or any director, officer, employee or agent of either of them will be under any liability to the related Trust Fund or Certificateholders for any action taken, or not taken, in good faith pursuant to the Pooling Agreement or for errors in judgment; provided, however, that none of the Master Servicer, the Depositor or any such person will be protected against any breach of a representation, warranty or covenant made in such Pooling Agreement, or against any expense or liability that such person is specifically required to bear pursuant to the terms of such Pooling Agreement, or against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of such obligations and duties. Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that the Master Servicer, the Depositor and any director, officer, employee or agent of either of them will be entitled to indemnification by the related Trust Fund against any loss, liability or expense incurred in connection with any legal action that relates to such Pooling Agreement or the related series of Certificates; provided, however, that such indemnification will not extend to any loss, liability or expense (i) that such person is specifically required to bear pursuant to the terms of such agreement, or is incidental to the performance of obligations and duties thereunder and is not otherwise reimbursable pursuant to such Pooling Agreement; (ii) incurred in connection with any breach of a representation, warranty or covenant made in such Pooling Agreement; (iii) incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties under such Pooling Agreement, or by reason of reckless disregard of such obligations or duties; or
(iv) incurred in connection with any violation of any state or federal securities law. In addition, each Pooling Agreement will provide that neither the Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the Pooling Agreement and that in its opinion may involve it in any expense or liability. However, each of the Master Servicer and the Depositor will be permitted, in the exercise of its discretion, to undertake any such action that it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the Pooling Agreement and the interests of the related series of Certificateholders thereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, will be expenses, costs and liabilities of the related series of Certificateholders, and the Master Servicer or the Depositor, as the case may be, will be entitled to charge the related Certificate Account therefor.

     Any person into which the Master Servicer or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Depositor is a party, or any person succeeding to the business of the Master Servicer or the Depositor, will be the successor of the Master Servicer or the Depositor, as the case may be, under the related Pooling Agreement.


Events of Default

     Unless otherwise provided in the Prospectus Supplement for a series of Certificates, "Events of Default" under the related Pooling Agreement will include (i) any failure by the Master Servicer to distribute or cause to be distributed to the Certificateholders of such series, or to remit to the Trustee for distribution to such Certificateholders, any amount required to be so distributed or remitted, which failure continues unremedied for five days after written notice thereof has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of or relating to the Master Servicer and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to add thereto or shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement.


Rights Upon Event of Default

     If an Event of Default occurs with respect to the Master Servicer under a Pooling Agreement, then, in each and every such case, so long as the Event of Default remains unremedied, the Depositor or the Trustee will be authorized, and at the direction of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, the Trustee will be required, to terminate all of the rights and obligations of the Master Servicer as master servicer under the Pooling Agreement, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Pooling Agreement (except that if the Master Servicer is required to make advances thereunder regarding delinquent Mortgage Loans, but the Trustee is prohibited by law from obligating itself to do so, or if the related Prospectus Supplement so specifies, the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, if the Trustee is unwilling or unable so to act, it may (or, at the written request of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, it will be required to) appoint, or petition a court of competent jurisdiction to appoint, a loan servicing institution that (unless otherwise provided in the related Prospectus Supplement) is acceptable to each applicable Rating Agency to act as successor to the Master Servicer under the Pooling Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity.

     No Certificateholder will have the right under any Pooling Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless Certificateholders of the same series entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series shall have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and shall have offered to the Trustee reasonable indemnity, and the Trustee for sixty days (or such other period specified in the related Prospectus Supplement) shall have neglected or refused to institute any such proceeding. The Trustee, however, will be under no obligation to exercise any of the trusts or powers vested in it by any Pooling Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates of the related series, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.


Amendment

     Each Pooling Agreement may be amended by the respective parties thereto, without the consent of any of the holders of the related series of Certificates,
(i) to cure any ambiguity, (ii) to correct a defective provision therein or to correct, modify or supplement any provision therein that may be inconsistent with any other provision therein, (iii) to add any other provisions with respect to matters or questions arising under the Pooling Agreement that are not inconsistent with the provisions thereof, (iv) to comply with any requirements imposed by the Code, or (v) for any other purpose; provided that such amendment (other than an amendment for the specific purpose referred to in clause (iv) above) may not (as evidenced by an opinion of counsel to such effect satisfactory to the Trustee) adversely affect in any material respect the interests of any such holder; and provided further that such amendment (other than an amendment for one of the specific purposes referred to in clauses (i) through (iv) above) must be acceptable to each applicable Rating Agency. Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement may also be amended by the respective parties thereto, with the consent of the holders of the related series of Certificates entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series allocated to the affected classes, for any purpose; provided that, unless otherwise specified in the related Prospectus Supplement, no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans that are required to be distributed in respect of any Certificate without the consent of the holder of such Certificate, (ii) adversely affect in any material respect the interests of the holders of any class of Certificates, in a manner other than as described in clause (i), without the consent of the holders of all Certificates of such class or (iii) modify the provisions of the Pooling Agreement described in this paragraph without the consent of the holders of all Certificates of the related series. However, unless otherwise specified in the related Prospectus Supplement, the Trustee will be prohibited from consenting to any amendment of a Pooling Agreement pursuant to which one or more REMIC elections are to be or have been made unless the Trustee shall first have received an opinion of counsel to the effect that such amendment will not result in the imposition of a tax on the related Trust Fund or cause the related Trust Fund (or designated portion thereof) to fail to qualify as a REMIC at any time that the related Certificates are outstanding.


List of Certificateholders

     Unless otherwise specified in the related Prospectus Supplement, upon written request of three or more Certificateholders of record made for purposes of communicating with other holders of Certificates of the same series with respect to their rights under the related Pooling Agreement, the Trustee or other specified person will afford such Certificateholders access during normal business hours to the most recent list of Certificateholders of that series held by such person. If such list is of a date more than 90 days prior to the date of receipt of such Certificateholders' request, then such person, if not the registrar for such series of Certificates, will be required to request from such registrar a current list and to afford such requesting Certificateholders access thereto promptly upon receipt.


The Trustee

     The Trustee under each Pooling Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company that serves as Trustee may have typical banking relationships with the Depositor and its affiliates and with any Master Servicer or Special Servicer and its affiliates.


Duties of the Trustee

     The Trustee for each series of Certificates will make no representation as to the validity or sufficiency of the related Pooling Agreement, the Certificates or any underlying Mortgage Loan or related document and will not be accountable for the use or application by or on behalf of the Master Servicer for such series of any funds paid to the Master Servicer or any Special Servicer in respect of the Certificates or the underlying Mortgage Loans, or any funds deposited into or withdrawn from the Certificate Account or any other account for such series by or on behalf of the Master Servicer or any Special Servicer. If no Event of Default has occurred and is continuing, the Trustee for each series of Certificates will be required to perform only those duties specifically required under the related Pooling Agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Pooling Agreement, a Trustee will be required to examine such documents and to determine whether they conform to the requirements of such agreement.


Certain Matters Regarding the Trustee

     As and to the extent described in the related Prospectus Supplement, the fees and normal disbursements of any Trustee may be the expense of the related Master Servicer or other specified person or may be required to be borne by the related Trust Fund.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to indemnification, from amounts held in the Certificate Account for such series, for any loss, liability or expense incurred by the Trustee in connection with the Trustee's acceptance or administration of its trusts under the related Pooling Agreement; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability imposed on the Trustee pursuant to the related Pooling Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made therein.

     Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to execute any of its trusts or powers under the related Pooling Agreement or perform any of its duties thereunder either directly or by or through agents or attorneys, and the Trustee will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.


Resignation and Removal of the Trustee

     A Trustee will be permitted at any time to resign from its obligations and duties under the related Pooling Agreement by giving written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor (or such other person as may be specified in the related Prospectus Supplement) will be required to use its best efforts to promptly appoint a successor trustee. If no successor trustee shall have accepted an appointment within a specified period after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction to appoint a successor trustee.

     If at any time a Trustee ceases to be eligible to continue as such under the related Pooling Agreement, or if at any time the Trustee becomes incapable of acting, or if certain events of (or proceedings in respect of) bankruptcy or insolvency occur with respect to the Trustee, the Depositor will be authorized to remove the Trustee and appoint a successor trustee. In addition, holders of the Certificates of any series entitled to at least 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series may at any time (with or without cause) remove the Trustee under the related Pooling Agreement and appoint a successor trustee.

     Any resignation or removal of a Trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT


General

     Credit Support may be provided with respect to one or more classes of the Certificates of any series, or with respect to the related Mortgage Assets. Credit Support may be in the form of letters of credit, overcollateralization, the subordination of one or more classes of Certificates, insurance policies, surety bonds, guarantees or reserve funds, or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may provide credit enhancement for more than one series of Certificates to the extent described therein.

     Unless otherwise provided in the related Prospectus Supplement for a series of Certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee payment to Certificateholders of all amounts to which they are entitled under the related Pooling Agreement. If losses or shortfalls occur that exceed the amount covered by the related Credit Support or that are not covered by such Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series before the former receive their intended share of such coverage.

     If Credit Support is provided with respect to one or more classes of Certificates of a series, or with respect to the related Mortgage Assets, the related Prospectus Supplement will include a description of (i) the nature and amount of coverage under such Credit Support, (ii) any conditions to payment thereunder not otherwise described herein, (iii) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (iv) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' equity or policyholders' surplus, if applicable, as of a date that will be specified in the Prospectus Supplement.
See "Risk Factors--Credit Support Limitations".


Subordinate Certificates

     If so specified in the related Prospectus Supplement, one or more classes of Certificates of a series may be Subordinate Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions from the Certificate Account on any Distribution Date will be subordinated to the corresponding rights of the holders of Senior Certificates. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the method and amount of subordination provided by a class or classes of Subordinate Certificates in a series and the circumstances under which such subordination will be available.


Cross-Support Provisions

     If the Mortgage Assets in any Trust Fund are divided into separate groups, each supporting a separate class or classes of Certificates of the related series, Credit Support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.


Insurance or Guarantees with Respect to Mortgage Loans

     If so provided in the Prospectus Supplement for a series of Certificates, Mortgage Loans included in the related Trust Fund will be covered for certain default risks by insurance policies or guarantees. To the extent deemed by the Depositor to be material, a copy of each such instrument will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.


Letter of Credit

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. A copy of any such letter of credit will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.


Certificate Insurance and Surety Bonds

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. The related Prospectus Supplement will describe any limitations on the draws that may be made under any such instrument. A copy of any such instrument will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.


Reserve Funds

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered (to the extent of available funds) by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts specified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, the reserve fund for a series may also be funded over time by a specified amount of the collections received on the related Mortgage Assets.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, reserve funds may be established to provide protection only against certain types of losses and shortfalls. Following each Distribution Date, amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement.

     If so specified in the related Prospectus Supplement, amounts deposited in any reserve fund will be invested in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to such reserve fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.


Credit Support with respect to MBS

     If so provided in the Prospectus Supplement for a series of Certificates, any MBS included in the related Trust Fund and/or the related underlying mortgage loans may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify, as to each such form of Credit Support, the information indicated above with respect thereto, to the extent such information is material and available.


                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the Mortgage Loans (or mortgage loans underlying any MBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Funds--Mortgage Loans". For purposes of the following discussion, "Mortgage Loan" includes a mortgage loan underlying an MBS.


General

     Each Mortgage Loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.


Types of Mortgage Instruments

     There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. The grantor (the borrower) conveys title to the real property to the grantee (the lender) generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Soldiers' and Sailors' Civil Relief Act of 1940) and, in some deed of trust transactions, the directions of the beneficiary.


Leases and Rents

     Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ("UCC"); in cases where hotels or motels constitute loan security, the rates are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. Even if the lender's security interest in room rates is perfected under the UCC, it may be required to commence a foreclosure action or otherwise take possession of the property in order to collect the room rates following a default. See "--Bankruptcy Laws".


Personalty

     In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest therein, and must file continuation statements, generally every five years, to maintain that perfection.


Foreclosure

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

     Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete. Moreover, as discussed below, even a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the borrower was insolvent and within a specified period prior to the borrower's filing for bankruptcy protection.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

     Equitable Limitations on Enforceability of Certain Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lenders and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a non-monetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

     Non-Judicial Foreclosure/Power of Sale. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of such property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. Potential buyers may be reluctant to purchase property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company and other decisions that have followed its reasoning. The court in Durrett held that even a non-collusive, regularly conducted foreclosure sale was a fraudulent transfer under the federal Bankruptcy Code, as amended from time to time (11 U.S.C.) and, therefore, could be rescinded in favor of the bankrupt's estate, if (i) the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition and (ii) the price paid for the foreclosed property did not represent "fair consideration" ("reasonably equivalent value" under the Bankruptcy Code). Although the reasoning and result of Durrett in respect of the Bankruptcy Code was rejected by the United States Supreme Court in May 1994, the case could nonetheless be persuasive to a court applying a state fraudulent conveyance law which has provisions similar to those construed in Durrett. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to the lesser of fair market value and the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels or restaurants or nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's (including franchisors') perception of the quality of such operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the amount of the mortgage against the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Risks". Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their "equity of redemption". The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law (non-statutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Anti-Deficiency Legislation. Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure the Mortgage Loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

     Leasehold Risks. Mortgage Loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and contains certain other protective provisions typically included in a "mortgageable" ground lease.

     Cooperative Shares. Mortgage Loans may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases appurtenant thereto, allocable to cooperative dwelling units that may be vacant or occupied by non-owner tenants. Such loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Such a loan typically is subordinate to the mortgage, if any, on the Cooperative's building which, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the Cooperative. Further, transfer of shares in a Cooperative are subject to various regulations as well as to restrictions under the governing documents of the Cooperative, and the shares may be cancelled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the Cooperative provides, among other things, the lender with an opportunity to cure a default under a proprietary lease.

     Under the laws applicable in many states, "foreclosure" on Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative to receive sums due under the proprietary leases.


Bankruptcy Laws

     Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a secured lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified. For example, the lender's lien may be transferred to other collateral and/or the outstanding amount of the secured loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity. The priority of a mortgage loan may also be subordinated to bankruptcy court-approved financing. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor, through its rehabilitative plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

     The bankruptcy court can also reinstate accelerated indebtedness and also, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization. Under Section 363(b) and (f) of the Bankruptcy Code, a trustee for a lessor, or a lessor as debtor-in-possession, may, despite the provisions of the related Mortgage Loan to the contrary, sell the Mortgaged Property free and clear of all liens, which liens would then attach to the proceeds of such sale.

     The Bankruptcy Code provides that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary "based on the equities of the case." Thus, unless a court orders otherwise, revenues from a Mortgaged Property generated after the date the bankruptcy petition is filed will constitute "cash collateral" under the Bankruptcy Code. Debtors may only use cash collateral upon obtaining the lender's consent or a prior court order finding that the lender's interest in the Mortgaged Properties and the cash collateral is "adequately protected" and such term is defined and interpreted under the Bankruptcy Code. It should be noted, however, that the court may find that the lender has no security interest in either pre-petition or post-petition revenues if the court finds that the loan documents do not contain language covering accounts, room rents, or other forms of personalty necessary for a security interest to attach to hotel revenues.

     Lessee bankruptcies at the Mortgaged Properties could have an adverse impact on the Mortgagors' ability to meet their obligations. For example,
Section 365(e) of the Bankruptcy Code provides generally that rights and obligations under an unexpired lease may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely because of a provision in the lease conditioned upon the commencement of a case under the Bankruptcy Code or certain other similar events. In addition, Section 362 of the Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property of or from a debtor's estate, which may delay the Trustee's exercise of such remedies in the event that a lessee becomes the subject of a proceeding under the Bankruptcy Code.

     Section 365(a) of the Bankruptcy Code generally provides that a trustee or a debtor-in-possession in a case under the Bankruptcy Code has the power to assume or to reject an executory contract or an unexpired lease of the debtor, in each case subject to the approval of the bankruptcy court administering such case. If the trustee or debtor-in-possession rejects an executory contract or an unexpired lease, such rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of the filing of the petition. As a consequence, the other party or parties to such executory contract or unexpired lease, such as the lessor or Mortgagor, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from such breach, which could adversely affect the security for the related Mortgage Loan. Moreover, under Section 502(b)(6) of the Bankruptcy Code, the claim of a lessor for such damages from the termination of a lease of real property will be limited to the sum of (i) the rent reserved by such lease, without acceleration, for the greater of one year or 15 percent, not to exceed three years, of the remaining term of such lease, following the earlier of the date of the filing of the petition and the date on which such lender repossessed, or the lessee surrendered, the leased property, and (ii) any unpaid rent due under such lease, without acceleration, on the earlier of such dates.

     Under Section 365(f) of the Bankruptcy Code, if a trustee or debtor-in-possession assumes an executory contract or an unexpired lease of the debtor, the trustee or debtor-in-possession generally may assign such executory contract or unexpired lease, notwithstanding any provision therein or in applicable law that prohibits, restricts or conditions such assignment, provided that the trustee or debtor-in-possession provides "adequate assurance of future performance" by the assignee. The Bankruptcy Code specifically provides, however, that adequate assurance of future performance for purposes of a lease of real property in a shopping center includes adequate assurance of the source of rent and other consideration due under such lease, and in the case of an assignment, that the financial condition and operating performance of the proposed assignee and its guarantors, if any, shall be similar to the financial condition and operating performance of the debtor and its guarantors, if any, as of the time the debtor became the lessee under the lease, that any percentage rent due under such lease will not decline substantially, that the assumption and assignment of the lease is subject to all the provisions thereof, including (but not limited to) provisions such as a radius location, use or exclusivity provision, and will not breach any such provision contained in any other lease, financing agreement, or master agreement relating to such shopping center, and that the assumption or assignment of such lease will not disrupt the tenant mix or balance in such shopping center. Thus, an undetermined third party may assume the obligations of the lessee under a lease in the event of commencement of a proceeding under the Bankruptcy Code with respect to the lessee.

     Under Section 365(h) of the Bankruptcy Code, if a trustee for a lessor as a debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat such lease as terminated by such rejection or, in the alternative, may remain in possession of the leasehold for the balance of such term and for any renewal or extension of such term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after such a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any such renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date.

     In a bankruptcy or similar proceeding, action may be taken seeking the recovery as a preferential transfer of any payments made by the mortgagor under the related Mortgage Loan to the Trust Fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of certain states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     Pursuant to the federal doctrine of "substantive  consolidation"  or to the
(predominantly state law) doctrine of "piercing the corporate veil", a bankruptcy court, in the exercise of its equitable powers, also has the authority to order that the assets and liabilities of a related entity be consolidated with those of an entity before it. Thus, property ostensibly the property of one entity may be determined to be the property of a different entity in bankruptcy, the automatic stay applicable to the second entity extended to the first and the rights of creditors of the first entity impaired in the fashion set forth above in the discussion of ordinary bankruptcy principles. Depending on facts and circumstances not wholly in existence at the time a loan is originated or transferred to the Trust Fund, the application of any of these doctrines to one or more of the mortgagors in the context of the bankruptcy of one or more of their affiliates could result in material impairment of the rights of the Certificateholders.

     For each mortgagor that is described as a "special purpose entity", "single purpose entity" or "bankruptcy-remote entity" in the Prospectus Supplement, the activities that may be conducted by such mortgagor and its ability to incur debt are restricted by the applicable Mortgage or the organizational documents of such mortgagor in such manner as is intended to make the likelihood of a bankruptcy proceeding being commenced by or against such mortgagor remote, and such mortgagor has been organized and is designed to operate in a manner such that its separate existence should be respected notwithstanding a bankruptcy proceeding in respect of one or more affiliated entities of such mortgagor. However, the Depositor makes no representation as to the likelihood of the institution of a bankruptcy proceeding by or in respect of any mortgagor or the likelihood that the separate existence of any mortgagor would be respected if there were to be a bankruptcy proceeding in respect of any affiliated entity of a mortgagor.


Environmental Risks

     A lender may be subject to unforeseen environmental risks with respect to loans secured by real or personal property, such as the Mortgage Loans. Under the laws of many states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, such a lien has priority over all existing liens (a "superlien"), including those of existing mortgages; in these states, the lien of the mortgage for any Mortgage Loan may lose its priority to such a superlien.

     Under the federal Comprehensive Response Compensation and Liability Act ("CERCLA"), a lender may be liable either to the government or to private parties for cleanup costs on a property securing a loan, even if the lender does not cause or contribute to the contamination. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties ("PRPs"), including current owners and operators of the property who did not cause or contribute to the contamination. Many states have laws similar to CERCLA.

     Lenders may be held liable under CERCLA as owners or operators unless they qualify for the secured creditor exemption to CERCLA. On April 29, 1992, the United States Environmental Protection Agency ("EPA") issued a final rule intended to protect lenders from liability under CERCLA. This rule was in response to a 1990 decision of the United States Court of Appeals for the Eleventh Circuit, United States v. Fleet Factors Corp., which narrowly construed the security interest exemption under CERCLA to hold lenders liable if they had the capacity to influence their borrower's management of hazardous waste. On February 4, 1994, the United States Court of Appeals for the District of Columbia Circuit in Kelley v. Environmental Protection Agency invalidated this EPA rule. As a result of the Kelley case, the state of the law with respect to the secured creditor exemption and the scope of permissible activities in which a lender may engage to protect its security interest remain uncertain. EPA and the Department of Justice ("DOJ"), however, issued a joint policy memorandum in which these agencies announced that they would continue to follow the "Lender Liability Rule" vacated by the Kelley case. These agencies indicated that prior to its invalidation, several courts adhered to the terms of the "Lender Liability Rule" or interpreted CERCLA in a manner consistent with the "Lender Liability Rule." EPA and DOJ indicated in the September 22, 1995 memorandum that they intend to follow this line of cases. This EPA/DOJ policy, however, would not necessarily affect the potential for lender liability in actions by parties other than EPA or under laws or legal theories other than CERCLA. If a lender is or becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof.

     Environment  clean-up  costs may be  substantial.  It is possible that such
costs  could   become  a  liability   of  the  Trust  and  occasion  a  loss  to
Certificateholders if such remedial costs were incurred.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. It is possible that a property securing a Mortgage Loan could be subject to such transfer restrictions. In such a case, if the lender becomes the owner upon foreclosure, it may be required to clean up the contamination before selling the property.

     The cost of remediating hazardous substance contamination at a property can be substantial. If a lender is or becomes liable, it can bring an action for contribution against the owner or operator that created the environmental hazard, but that person or entity may be without substantial assets. Accordingly, it is possible that such costs could become a liability of a Trust Fund and occasion a loss to Certificateholders of the related series.

     To reduce the likelihood of such a loss, and unless otherwise provided in the related Prospectus Supplement, the related Pooling Agreement will provide that the Master Servicer may, on behalf of the Trust Fund, acquire title to a Mortgaged Property or take over its operation unless the Master Servicer, based on a report prepared by a person who regularly conducts environmental site assessments, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans".

     Even when a lender is not directly liable for cleanup costs on property securing loans, if a property securing a loan is contaminated, the value of the security is likely to be affected. In addition, a lender bears the risk that unanticipated cleanup costs may jeopardize the borrower's repayment. Neither of these two issues is likely to pose risks exceeding the amount of unpaid principal and interest of a particular loan secured by a contaminated property, particularly if the lender declines to foreclose on a mortgage secured by the property.

     If a lender forecloses on a mortgage secured by a property the operations of which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Compliance may entail some expense.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property and thereby lessen the ability of the lender to recover its investment in a loan upon foreclosure.


Due-on-Sale and Due-on-Encumbrance

     Certain of the Mortgage Loans may contain "due-on-sale" and "due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related Mortgaged Property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. By virtue, however, of the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act"), effective October 15, 1982 (which purports to preempt state laws that prohibit the enforcement of due-on-sale clauses by providing among other matters, that "due-on-sale" clauses in certain loans made after the effective date of the Garn Act are enforceable, within certain limitations as set forth in the Garn Act and the regulations promulgated thereunder), a Master Servicer may nevertheless have the right to accelerate the maturity of a Mortgage Loan that contains a "due-on-sale" provision upon transfer of an interest in the property, regardless of the Master Servicer's ability to demonstrate that a sale threatens its legitimate security interest.


Subordinate Financing

     Certain of the Mortgage Loans may not restrict the ability of the borrower to use the Mortgaged Property as security for one or more additional loans. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.


Default Interest and Limitations on Prepayments

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.


Applicability of Usury Laws

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     No Mortgage Loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted, will (if originated after that rejection or adoption) be eligible for inclusion in a Trust Fund unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such Mortgage Loan provides that the terms thereof are to be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that such choice of law provision would be given effect.


Soldiers' and Sailors' Civil Relief Act of 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three-month period thereafter.


Type of Mortgaged Property

     The lender may be subject to additional risk depending upon the type and use of the Mortgaged Property in question. For instance, Mortgaged Properties which are hospitals, nursing homes or convalescent homes may present special risks to lenders in large part due to significant governmental regulation of the operation, maintenance, control and financing of health care institutions. Mortgages on Mortgaged Properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged Properties which are hotels or motels may present additional risk to the lender in that: (i) hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator; and (ii) the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchase or foreclosure is subject to the vagaries of local law requirements. In addition, Mortgaged Properties which are multifamily properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of such properties.


Americans with Disabilities Act

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject


Forfeitures In Drug And RICO Proceedings

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property", including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Certificates. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as well as regulations (the "REMIC Regulations") promulgated by the U.S. Department of Treasury (the "Treasury"). Investors should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of Certificates.

     For purposes of this discussion, (i) references to the Mortgage Loans include references to the mortgage loans underlying MBS included in the Mortgage Assets and (ii) where the applicable Prospectus Supplement provides for a fixed retained yield with respect to the Mortgage Loans underlying a series of Certificates, references to the Mortgage Loans will be deemed to refer to that portion of the Mortgage Loans held by the Trust Fund which does not include the Retained Interest. References to a "holder" or "Certificateholder" in this discussion generally mean the beneficial owner of a Certificate.


             Federal Income Tax Consequences for REMIC Certificates

     General

     With respect to a particular series of Certificates, an election may be made to treat the Trust Fund or one or more segregated pools of assets therein as one or more REMICs within the meaning of Code Section 860D. A Trust Fund or a portion thereof as to which a REMIC election will be made will be referred to as a "REMIC Pool". For purposes of this discussion, Certificates of a series as to which one or more REMIC elections are made are referred to as "REMIC Certificates" and will consist of one or more Classes of "Regular Certificates" and one Class of "Residual Certificates" in the case of each REMIC Pool. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each series of REMIC Certificates, Cadwalader, Wickersham & Taft, counsel to the Depositor, has advised the Depositor that in the firm's opinion, assuming (i) the making of such an election, (ii) compliance with the Pooling Agreement and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, each REMIC Pool will qualify as a REMIC. In such case, the Regular Certificates will be considered to be "regular interests" in the REMIC Pool and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Residual Certificates will be considered to be "residual interests" in the REMIC Pool. The Prospectus Supplement for each series of Certificates will indicate whether one or more REMIC elections with respect to the related Trust Fund will be made, in which event references to "REMIC" or "REMIC Pool" herein shall be deemed to refer to each such REMIC Pool. If so specified in the applicable Prospectus Supplement, the portion of a Trust Fund as to which a REMIC election is not made may be treated as a grantor trust for federal income tax purposes. See "--Federal Income Tax Consequences for Certificates as to Which No REMIC Election Is Made".

     Status of REMIC Certificates

     REMIC  Certificates  held by a domestic  building and loan association will constitute "a regular or residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi), but only in the same proportion that the assets of the REMIC Pool would be treated as "loans . . . secured by an interest in real property which is . . . residential real property" (such as single family or multifamily properties, but not commercial properties) within the meaning of Code Section 7701(a)(19)(C)(v) or as other assets described in Code Section 7701(a)(19)(C), and otherwise will not qualify for such treatment. REMIC Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(A), and interest on the Regular Certificates and income with respect to Residual Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the REMIC Pool would be so treated. If at all times 95% or more of the assets of the REMIC Pool qualify for each of the foregoing respective treatments, the REMIC Certificates will qualify for the corresponding status in their entirety. For purposes of Code Section 856(c)(5)(A), payments of principal and interest on the Mortgage Loans that are reinvested pending distribution to holders of REMIC Certificates qualify for such treatment. Where two REMIC Pools are a part of a tiered structure they will be treated as one REMIC for purposes of the tests described above respecting asset ownership of more or less than 95%. In addition, if the assets of the REMIC include Buy-Down Mortgage Loans, it is possible that the percentage of such assets constituting or "loans . . . secured by an interest in real property which is . . . residential real property" for purposes of Code
Section 7701(a)(19)(C)(v) may be required to be reduced by the amount of the related Buy-Down Funds. REMIC Certificates held by a regulated investment company will not constitute "Government Securities" within the meaning of Code
Section 851(b)(4)(A)(i). REMIC Certificates held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1). The Small Business Job Protection Act of 1996 (the "SBJPA of 1996") repealed the reserve method for bad debts of domestic building and loan associations and mutual savings banks, and thus has eliminated the asset category of "qualifying real property loans" in former Code Section 593(d) for taxable years beginning after December 31, 1995. The requirement in the SBJPA of 1996 that such institutions must "recapture" a portion of their existing bad debt reserves is suspended if a certain portion of their assets are maintained in "residential loans" under Code Section 7701(a)(19)(C)(v), but only if such loans were made to acquire, construct or improve the related real property and not for the purpose of refinancing. However, no effort will be made to identify the portion of the Mortgage Loans of any Series meeting this requirement, and no representation is made in this regard.

     Qualification as a REMIC

     In order for the REMIC Pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC Pool with the requirements set forth in the Code. The REMIC Pool must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC Pool, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the REMIC Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments". The REMIC Regulations provide a safe harbor pursuant to which the de minimis requirement is met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the REMIC Pool's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC also must provide "reasonable arrangements" to prevent its residual interest from being held by "disqualified organizations" and must furnish applicable tax information to transferors or agents that violate this requirement. The Pooling Agreement for each Series will contain a provision designed to meet this requirement. See "Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations".

     A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC Pool on the Startup Day or is purchased by the REMIC Pool within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the Mortgage Loans, certificates of beneficial interest in a grantor trust that holds mortgage loans, including certain of the MBS, regular interests in another REMIC, such as MBS in a trust as to which a REMIC election has been made, loans secured by timeshare interests and loans secured by shares held by a tenant stockholder in a cooperative housing corporation, provided, in general, (i) the fair market value of the real property security (including buildings and structural components thereof) is at least 80% of the principal balance of the related Mortgage Loan or mortgage loan underlying the Mortgage Certificate either at origination or as of the Startup Day (an original loan-to-value ratio of not more than 125% with respect to the real property security) or (ii) substantially all the proceeds of the Mortgage Loan or the underlying mortgage loan were used to acquire, improve or protect an interest in real property that, at the origination date, was the only security for the Mortgage Loan or underlying mortgage loan. If the Mortgage Loan has been substantially modified other than in connection with a default or reasonably foreseeable default, it must meet the loan-to-value test in (i) of the preceding sentence as of the date of the last such modification or at closing. A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC Pool on the Startup Day and that is received either (i) in exchange for any qualified mortgage within a three-month period thereafter or (ii) in exchange for a "defective obligation" within a two-year period thereafter. A "defective obligation" includes (i) a mortgage in default or as to which default is reasonably foreseeable, (ii) a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC Pool has been breached, (iii) a mortgage that was fraudulently procured by the mortgagor, and (iv) a mortgage that was not in fact principally secured by real property (but only if such mortgage is disposed of within 90 days of discovery). A Mortgage Loan that is "defective" as described in clause (iv) that is not sold or, if within two years of the Startup Day, exchanged, within 90 days of discovery, ceases to be a qualified mortgage after such 90-day period.

     Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC Pool. A qualified reserve asset is any intangible property held for investment that is part of any reasonably required reserve maintained by the REMIC Pool to provide for payments of expenses of the REMIC Pool or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and certain other contingencies. The reserve fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced "promptly and appropriately" as payments on the Mortgage Loans are received. Foreclosure property is real property acquired by the REMIC Pool in connection with the default or imminent default of a qualified mortgage and generally not held beyond the close of the third calendar year following the acquisition of the property by the REMIC Pool, with an extension that may be granted by the Internal Revenue Service (the "Service").

     In addition to the foregoing requirements, the various interests in a REMIC Pool also must meet certain requirements. All of the interests in a REMIC Pool must be either of the following: (i) one or more classes of regular interests or
(ii) a single class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC Pool that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. Such a specified portion may consist of a fixed number of basis points, a fixed percentage of the total interest, or a fixed or qualified variable or inverse variable rate on some or all of the qualified mortgages minus a different fixed or qualified variable rate. The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A residual interest is an interest in a REMIC Pool other than a regular interest that is issued on the Startup Day and that is designated as a residual interest. An interest in a REMIC Pool may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC Pool, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC Pool or prepayment interest shortfalls. Accordingly, the Regular Certificates of a series will constitute one or more classes of regular interests, and the Residual Certificates with respect to that series will constitute a single class of residual interests on which distributions are made pro rata.

     If an entity, such as the REMIC Pool, fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and the Regular Certificates may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC Pool would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period of time in which the requirements for REMIC status are not satisfied.


Taxation of Regular Certificates

     General

     In general, interest, original issue discount and market discount on a Regular Certificate will be treated as ordinary income to a holder of the Regular Certificate (the "Regular Certificateholder") as they accrue, and principal payments on a Regular Certificate will be treated as a return of capital to the extent of the Regular Certificateholder's basis in the Regular Certificate allocable thereto. Regular Certificateholders must use the accrual method of accounting with regard to Regular Certificates, regardless of the method of accounting otherwise used by such Regular Certificateholders.

     Original Issue Discount

     Accrual Certificates and principal-only Certificates will be, and other Classes of Regular Certificates may be, issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any Class of Regular Certificates having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with the constant yield method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on temporary and final Treasury regulations issued on February 2, 1994, as amended on June 14, 1996 (the "OID Regulations") under Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act. Regular Certificateholders should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Certificates. To the extent such issues are not addressed in such regulations, the Depositor intends to apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Service will not take a different position as to those matters not currently addressed by the OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the Service to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the Regular Certificates.

     Each Regular Certificate (except to the extent described below with respect to a Regular Certificate on which principal is distributed by random lot ("Random Lot Certificates")) will be treated as a single installment obligation for purposes of determining the original issue discount includible in a Regular Certificateholder's income. The total amount of original issue discount on a Regular Certificate is the excess of the "stated redemption price at maturity" of the Regular Certificate over its "issue price". The issue price of a Class of Regular Certificates offered pursuant to this Prospectus generally is the first price at which a substantial amount of Regular Certificates of that Class is sold to the public (excluding bond houses, brokers and underwriters). Although unclear under the OID Regulations, the Depositor intends to treat the issue price of a Class as to which there is no substantial sale as of the issue date or that is retained by the Depositor as the fair market value of that Class as of the issue date. The issue price of a Regular Certificate also includes the amount paid by an initial Regular Certificateholder for accrued interest that relates to a period prior to the issue date of the Regular Certificate, unless the Regular Certificateholder elects on its federal income tax return to exclude such amount from the issue price and to recover it on the first Distribution Date. The stated redemption price at maturity of a Regular Certificate always includes the original principal amount of the Regular Certificate, but generally will not include distributions of stated interest if such interest distributions constitute "qualified stated interest". Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Regular Certificate. Because there is no penalty or default remedy in the case of nonpayment of interest with respect to a Regular Certificate, it is possible that no interest on any Class of Regular Certificates will be treated as qualified stated interest. However, except as provided in the following three sentences or in the applicable Prospectus Supplement, because the underlying Mortgage Loans provide for remedies in the event of default, the Depositor intends to treat interest with respect to the Regular Certificates as qualified stated interest. Distributions of interest on an Accrual Certificate, or on other Regular Certificates with respect to which deferred interest will accrue, will not constitute qualified stated interest, in which case the stated redemption price at maturity of such Regular Certificates includes all distributions of interest as well as principal thereon. Likewise, the Depositor intends to treat an "interest only" class, or a class on which interest is substantially disproportionate to its principal amount (a so-called "super-premium" class) as having no qualified stated interest. Where the interval between the issue date and the first Distribution Date on a Regular Certificate is shorter than the interval between subsequent Distribution Dates, the interest attributable to the additional days will be included in the stated redemption price at maturity.

     Under a de minimis rule, original issue discount on a Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average maturity of the Regular Certificate. For this purpose, the weighted average maturity of the Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Certificate and the denominator of which is the stated redemption price at maturity of the Regular Certificate. The Conference Committee Report to the 1986 Act provides that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the Mortgage Loans (the "Prepayment Assumption") and the anticipated reinvestment rate, if any, relating to the Regular Certificates. The Prepayment Assumption with respect to a Series of Regular Certificates will be set forth in the related Prospectus Supplement. Holders generally must report de minimis original issue discount pro rata as principal payments are received, and such income will be capital gain if the Regular Certificate is held as a capital asset. However, under the OID Regulations, Regular Certificateholders may elect to accrue all de minimis original issue discount as well as market discount and market premium under the constant yield method. See "Election to Treat All Interest Under the Constant Yield Method".

     A Regular Certificateholder generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the original issue discount on the Regular Certificate accrued during an accrual period for each day on which it holds the Regular Certificate, including the date of purchase but excluding the date of disposition. The Depositor will treat the monthly period ending on the day before each Distribution Date as the accrual period. With respect to each Regular Certificate, a calculation will be made of the original issue discount that accrues during each successive full accrual period (or shorter period from the date of original issue) that ends on the day before the related Distribution Date on the Regular Certificate. The Conference Committee Report to the 1986 Act states that the rate of accrual of original issue discount is intended to be based on the Prepayment Assumption. Other than as discussed below with respect to a Random Lot Certificate, the original issue discount accruing in a full accrual period would be the excess, if any, of (i) the sum of (a) the present value of all of the remaining distributions to be made on the Regular Certificate as of the end of that accrual period that are included in the Regular Certificate's stated redemption price at maturity and
(b) the distributions made on the Regular Certificate during the accrual period that are included in the Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of the Regular Certificate at the
beginning  of  the  accrual   period.   The  present   value  of  the  remaining
distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the Regular Certificate at the issue date, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period and (iii) the Prepayment Assumption. For these purposes, the adjusted issue price of a Regular Certificate at the beginning of any accrual period equals the issue price of the Regular Certificate, increased by the aggregate amount of original issue discount with respect to the Regular Certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the Regular Certificate's stated redemption price at maturity that were made on the Regular Certificate in such prior periods. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

     Under the method described above, the daily portions of original issue discount required to be included in income by a Regular Certificateholder generally will increase to take into account prepayments on the Regular Certificates as a result of prepayments on the Mortgage Loans that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if the prepayments are slower than the Prepayment Assumption. An increase in prepayments on the Mortgage Loans with respect to a Series of Regular Certificates can result in both a change in the priority of principal payments with respect to certain Classes of Regular Certificates and either an increase or decrease in the daily portions of original issue discount with respect to such Regular Certificates.

     In the case of a Random Lot Certificate, the Depositor intends to determine the yield to maturity of such Certificate based upon the anticipated payment characteristics of the Class as a whole under the Prepayment Assumption. In general, the original issue discount accruing on each Random Lot Certificate in a full accrual period would be its allocable share of the original issue discount with respect to the entire Class, as determined in accordance with the preceding paragraph. However, in the case of a distribution in retirement of the entire unpaid principal balance of any Random Lot Certificate (or portion of such unpaid principal balance), (a) the remaining unaccrued original issue discount allocable to such Certificate (or to such portion) will accrue at the time of such distribution, and (b) the accrual of original issue discount allocable to each remaining Certificate of such Class (or the remaining unpaid principal balance of a partially redeemed Random Lot Certificate after a distribution of principal has been received) will be adjusted by reducing the present value of the remaining payments on such Class and the adjusted issue price of such Class to the extent attributable to the portion of the unpaid principal balance thereof that was distributed. The Depositor believes that the foregoing treatment is consistent with the "pro rata prepayment" rules of the OID Regulations, but with the rate of accrual of original issue discount determined based on the Prepayment Assumption for the Class as a whole. Investors are advised to consult their tax advisors as to this treatment.

     Acquisition Premium

     A purchaser of a Regular Certificate at a price greater than its adjusted issue price but less than its stated redemption price at maturity will be required to include in gross income the daily portions of the original issue discount on the Regular Certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading "Election to Treat All Interest Under the Constant Yield Method".

     Variable Rate Regular Certificates

     Regular Certificates may provide for interest based on a variable rate. Under the OID Regulations, interest is treated as payable at a variable rate if, generally, (i) the issue price does not exceed the original principal balance by more than a specified amount and (ii) the interest compounds or is payable at least annually at current values of (a) one or more "qualified floating rates",
(b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate", or (d) a single fixed rate and a single objective rate that is a "qualified inverse floating rate". A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds, where such rate is subject to a fixed multiple that is greater than 0.65, but not more than
1.35. Such rate may also be increased or decreased by a fixed spread or subject to a fixed cap or floor, or a cap or floor that is not reasonably expected as of the issue date to affect the yield of the instrument significantly. An objective rate (other than a qualified floating rate) is a rate that is determined using a single fixed formula and that is based on objective financial or economic information, provided that such information is not (i) within the control of the issuer or a related party or (ii) unique to the circumstances of the issuer or a related party. A qualified inverse floating rate is a rate equal to a fixed rate minus a qualified floating rate that inversely reflects contemporaneous variations in the cost of newly borrowed funds; an inverse floating rate that is not a qualified floating rate may nevertheless be an objective rate. A Class of Regular Certificates may be issued under this Prospectus that does not have a variable rate under the OID Regulations, for example, a Class that bears different rates at different times during the period it is outstanding such that it is considered significantly "front-loaded" or "back-loaded" within the meaning of the OID Regulations. It is possible that such a Class may be considered to bear "contingent interest" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to Regular Certificates. However, if final regulations dealing with contingent interest with respect to Regular Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion than would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Regular
Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate treatment of any Regular Certificate that does not pay interest at a fixed rate or variable rate as described in this paragraph.

     Under the REMIC Regulations, a Regular Certificate (i) bearing a rate that qualifies as a variable rate under the OID Regulations that is tied to current values of a variable rate (or the highest, lowest or average of two or more variable rates), including a rate based on the average cost of funds of one or more financial institutions, or a positive or negative multiple of such a rate (plus or minus a specified number of basis points), or that represents a weighted average of rates on some or all of the Mortgage Loans, including such a rate that is subject to one or more caps or floors, or (ii) bearing one or more such variable rates for one or more periods or one or more fixed rates for one or more periods, and a different variable rate or fixed rate for other periods qualifies as a regular interest in a REMIC. Accordingly, unless otherwise indicated in the applicable Prospectus Supplement, the Depositor intends to treat Regular Certificates that qualify as regular interests under this rule in the same manner as obligations bearing a variable rate for original issue discount reporting purposes.

     The amount of original issue discount with respect to a Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "Original Issue Discount" with the yield to maturity and future payments on such Regular Certificate generally to be determined by assuming that interest will be payable for the life of the Regular Certificate based on the initial rate (or, if different, the value of the applicable variable rate as of the pricing date) for the relevant Class. Unless otherwise specified in the applicable Prospectus Supplement, the Depositor intends to treat such variable interest as qualified stated interest, other than variable interest on an interest-only or super-premium Class, which will be treated as non-qualified stated interest includible in the stated redemption price at maturity. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.

     Although unclear under the OID Regulations, unless required otherwise by applicable final regulations, the Depositor intends to treat Regular
Certificates bearing an interest rate that is a weighted average of the net interest rates on Mortgage Loans or Mortgage Certificates having fixed or adjustable rates, as having qualified stated interest, except to the extent that initial "teaser" rates cause sufficiently "back-loaded" interest to create more than de minimis original issue discount. The yield on such Regular Certificates for purposes of accruing original issue discount will be a hypothetical fixed rate based on the fixed rates, in the case of fixed rate Mortgage Loans, and initial "teaser rates" followed by fully indexed rates, in the case of adjustable rate Mortgage Loans. In the case of adjustable rate Mortgage Loans, the applicable index used to compute interest on the Mortgage Loans in effect on the pricing date (or possibly the issue date) will be deemed to be in effect beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. Adjustments will be made in each accrual period either increasing or decreasing the amount of ordinary income reportable to reflect the actual Pass-Through Rate on the Regular Certificates.

     Deferred Interest

     Under the OID Regulations, all interest on a Regular Certificate as to which there may be Deferred Interest is includible in the stated redemption price at maturity thereof. Accordingly, any Deferred Interest that accrues with respect to a Class of Regular Certificates may constitute income to the holders of such Regular Certificates prior to the time distributions of cash with respect to such Deferred Interest are made.

     Market Discount

     A purchaser of a Regular Certificate also may be subject to the market discount rules of Code Section 1276 through 1278. Under these Code sections and the principles applied by the OID Regulations in the context of original issue discount, "market discount" is the amount by which the purchaser's original basis in the Regular Certificate (i) is exceeded by the then-current principal amount of the Regular Certificate or (ii) in the case of a Regular Certificate having original issue discount, is exceeded by the adjusted issue price of such Regular Certificate at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such Regular Certificate as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate or (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or in the case of a Regular Certificate issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a Regular Certificate over the interest distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Certificate for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Regular Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Regular Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which such election may be deemed to be made.

     Market discount with respect to a Regular Certificate will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Regular Certificate multiplied by the weighted average maturity of the Regular Certificate (determined as described above in the third paragraph under "Original Issue Discount") remaining after the date of purchase. It appears that de minimis market discount would be reported in a manner similar to de minimis original issue discount. See "Original Issue Discount" above. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules. Investors should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of the constant yield method.

     Premium

     A Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Regular Certificateholder holds such Regular Certificate as a "capital asset" within the meaning of Code Section 1221, the Regular
Certificateholder may elect under Code Section 171 to amortize such premium under the constant yield method. The Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that will apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Regular Certificates, although it is unclear whether the alternatives to the constant yield method described above under "Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a Regular Certificate rather than as a separate deduction item. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Code Section 171 election may be deemed to be made.

     Election to Treat All Interest Under the Constant Yield Method

     A holder of a debt instrument such as a Regular Certificate may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election, (i) "interest" includes stated interest, original issue discount, de minimis original issue discount, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium and (ii) the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis immediately after acquisition. It is unclear whether, for this purpose, the initial Prepayment Assumption would continue to apply or if a new prepayment assumption as of the date of the holder's acquisition would apply. A holder generally may make such an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all debt instruments acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Service. Investors should consult their own tax advisors regarding the advisability of making such an election.

     Sale or Exchange of Regular Certificates

     If a Regular Certificateholder sells or exchanges a Regular Certificate, the Regular Certificateholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the Regular Certificate. The adjusted basis of a Regular Certificate generally will equal the cost of the Regular Certificate to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Regular Certificate and reduced by amounts included in the stated redemption price at maturity of the Regular Certificate that were previously received by the seller, by any amortized premium and by previously recognized losses.

     Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Regular Certificate realized by an investor who holds the Regular Certificate as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the Regular Certificate has been held for the long-term capital gain holding period (currently more than one year). Such gain will be treated as ordinary income (i) if a Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior distribution of property that was held as a part of such transaction, (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if its yield on such Regular Certificate were 110% of the applicable Federal rate as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to the Regular Certificate. In addition, gain or loss recognized from the sale of a Regular Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code
Section 582(c). Capital gains of certain non-corporate taxpayers generally are subject to a lower maximum tax rate (28%) than ordinary income of such taxpayers (36%) for property held for more than one year but not more than 18 months, and a still lower maximum rate (20%) for property held for more than 18 months. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

     Treatment of Losses

     Holders of Regular Certificates will be required to report income with respect to Regular Certificates on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans allocable to a particular class of Regular Certificates, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a Regular Certificate may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, investors are cautioned that while they may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the Internal Revenue Service may take the position that original issue discount must continue to be accrued in spite of its uncollectibility until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the rules of Code Section 166. To the extent the rules of Code Section 166 regarding bad debts are applicable, it appears that holders of Regular Certificates that are corporations or that otherwise hold the Regular Certificates in connection with a trade or business should in general be allowed to deduct as an ordinary loss any such loss sustained during the taxable year on account of any such Regular Certificates becoming wholly or partially worthless, and that, in general, holders of Regular Certificates that are not corporations and do not hold the Regular Certificates in connection with a trade or business will be allowed to deduct as a short-term capital loss any loss with respect to principal sustained during the taxable year on account of a portion of any class or subclass of such Regular Certificates becoming wholly worthless. Although the matter is not free from doubt, non-corporate holders of Regular Certificates should be allowed a bad debt deduction at such time as the principal balance of any class or subclass of such Regular Certificates is reduced to reflect losses resulting from any liquidated Mortgage Loans. The Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect such losses only after all Mortgage Loans remaining in the Trust Fund have been liquidated or such class of Regular Certificates has been otherwise retired. The Service could also assert that losses on the Regular Certificates are deductible based on some other method that may defer such deductions for all holders, such as reducing future cash flow for purposes of computing original issue discount. This may have the effect of creating "negative" original issue discount which would be deductible only against future positive original issue discount or otherwise upon termination of the Class. Holders of Regular Certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Regular Certificates. While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders, the Internal Revenue Service may take the position that losses attributable to accrued original issue discount may only be deducted as short-term capital losses by non-corporate holders not engaged in a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Regular Certificates.

     Taxation of Residual Certificates

     Taxation of REMIC Income

     Generally, the "daily portions" of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of Residual Certificates ("Residual Certificateholders"), and will not be taxed separately to the REMIC Pool. The daily portions of REMIC taxable income or net loss of a Residual Certificateholder are determined by allocating the REMIC Pool's taxable income or net loss for each calendar quarter ratably to each day in such quarter and by allocating such daily portion among the Residual Certificateholders in proportion to their respective holdings of Residual Certificates in the REMIC Pool on such day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. The REMIC Pool's gross income includes interest, original issue discount income and market discount income, if any, on the Mortgage Loans, reduced by amortization of any premium on the Mortgage Loans, plus income from amortization of issue premium, if any, on the Regular Certificates, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the Regular Certificates. The REMIC Pool's deductions include interest and original issue discount expense on the Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses of the REMIC Pool and realized losses on the Mortgage Loans. The requirement that Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC Pool will continue until there are no Certificates of any class of the related series outstanding.

     The taxable income recognized by a Residual Certificateholder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with respect to the Mortgage Loans, on the one hand, and the timing of deductions for interest (including original issue discount) on the Regular Certificates or income from amortization of issue premium on the Regular Certificates, on the other hand. In the event that an interest in the Mortgage Loans is acquired by the REMIC Pool at a discount, and one or more of such Mortgage Loans is prepaid, the Residual Certificateholder may recognize taxable income without being entitled to receive a corresponding amount of cash because (i) the prepayment may be used in whole or in part to make distributions in reduction of principal on the Regular Certificates and
(ii) the discount on the Mortgage Loans which is includible in income may exceed the deduction allowed upon such distributions on those Regular Certificates on account of any unaccrued original issue discount relating to those Regular Certificates. When there is more than one class of Regular Certificates that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Certificates when distributions in reduction of principal are being made in respect of earlier classes of Regular Certificates to the extent that such classes are not issued with substantial discount. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on the later classes of Regular Certificates are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of such a series of Regular Certificates, may increase over time as distributions in reduction of principal are made on the lower yielding classes of Regular Certificates, whereas to the extent that the REMIC Pool includes fixed rate Mortgage Loans, interest income with respect to any given Mortgage Loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, Residual Certificateholders must have sufficient other sources of cash to pay any federal, state or local income taxes due as a result of such mismatching or unrelated deductions against which to offset such income, subject to the discussion of "excess inclusions" below under "Limitations on Offset or Exemption of REMIC Income". The timing of such mismatching of income and deductions described in this paragraph, if present with respect to a series of Certificates, may have a significant adverse effect upon the Residual
Certificateholder's after-tax rate of return. In addition, a Residual Certificateholder's taxable income during certain periods may exceed the income reflected by such Residual Certificateholder for such periods in accordance with generally accepted accounting principles. Investors should consult their own accountants concerning the accounting treatment of their investment in Residual Certificates.

     Basis and Losses

     The amount of any net loss of the REMIC Pool that may be taken into account by the Residual Certificateholder is limited to the adjusted basis of the Residual Certificate as of the close of the quarter (or time of disposition of the Residual Certificate if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a
Residual Certificate is the amount paid for such Residual Certificate. Such adjusted basis will be increased by the amount of taxable income of the REMIC Pool reportable by the Residual Certificateholder and will be decreased (but not below zero), first, by a cash distribution from the REMIC Pool and, second, by the amount of loss of the REMIC Pool reportable by the Residual Certificateholder. Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to the Residual Certificateholder as to whom such loss was disallowed and may be used by such Residual Certificateholder only to offset any income generated by the same REMIC Pool.

     A Residual Certificateholder will not be permitted to amortize directly the cost of its Residual Certificate as an offset to its share of the taxable income of the related REMIC Pool. However, that taxable income will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's basis in its assets. Such recovery of basis by the REMIC Pool will have the effect of amortization of the issue price of the Residual Certificates over their life. However, in view of the possible acceleration of the income of Residual Certificateholders described above under "Taxation of REMIC Income", the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Certificates.

     A Residual Certificate may have a negative value if the net present value of anticipated tax liabilities exceeds the present value of anticipated cash flows. The REMIC Regulations appear to treat the issue price of such a residual interest as zero rather than such negative amount for purposes of determining the REMIC Pool's basis in its assets. The preamble to the REMIC Regulations states that the Service may provide future guidance on the proper tax treatment of payments made by a transferor of such a residual interest to induce the transferee to acquire the interest, and Residual Certificateholders should consult their own tax advisors in this regard.

     Further, to the extent that the initial adjusted basis of a Residual Certificateholder (other than an original holder) in the Residual Certificate is greater that the corresponding portion of the REMIC Pool's basis in the Mortgage Loans, the Residual Certificateholder will not recover a portion of such basis until termination of the REMIC Pool unless future Treasury regulations provide for periodic adjustments to the REMIC income otherwise reportable by such holder. The REMIC Regulations currently in effect do not so provide. See "Treatment of Certain Items of REMIC Income and Expense--Market Discount" below regarding the basis of Mortgage Loans to the REMIC Pool and "Sale or Exchange of a Residual Certificate" below regarding possible treatment of a loss upon termination of the REMIC Pool as a capital loss.

     Treatment of Certain Items of REMIC Income and Expense

     Although the Depositor intends to compute REMIC income and expense in accordance with the Code and applicable regulations, the authorities regarding the determination of specific items of income and expense are subject to differing interpretations. The Depositor makes no representation as to the specific method that it will use for reporting income with respect to the Mortgage Loans and expenses with respect to the Regular Certificates, and different methods could result in different timing of reporting of taxable income or net loss to Residual Certificateholders or differences in capital gain versus ordinary income.

     Original Issue Discount and Premium. Generally, the REMIC Pool's deductions for original issue discount and income from amortization of issue premium will be determined in the same manner as original issue discount income on Regular Certificates as described above under "Taxation of Regular Certificates--Original Issue Discount" and "--Variable Rate Regular Certificates", without regard to the de minimis rule described therein, and "--Premium".

     Deferred Interest. Any Deferred Interest that accrues with respect to any adjustable rate Mortgage Loans held by the REMIC Pool will constitute income to the REMIC Pool and will be treated in a manner similar to the Deferred Interest that accrues with respect to Regular Certificates as described above under "Taxation of Regular Certificates--Deferred Interest".

     Market Discount. The REMIC Pool will have market discount income in respect of Mortgage Loans if, in general, the basis of the REMIC Pool allocable to such Mortgage Loans is exceeded by their unpaid principal balances. The REMIC Pool's basis in such Mortgage Loans is generally the fair market value of the Mortgage Loans immediately after the transfer thereof to the REMIC Pool. The REMIC Regulations provide that such basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC Pool (or the fair market value thereof at the Closing Date, in the case of a retained Class). In respect of Mortgage Loans that have market discount to which Code Section 1276 applies, the accrued portion of such market discount would be recognized currently as an item of ordinary income in a manner similar to original issue discount. Market discount income generally should accrue in the manner described above under "Taxation of Regular Certificates--Market Discount".

     Premium. Generally, if the basis of the REMIC Pool in the Mortgage Loans exceeds the unpaid principal balances thereof, the REMIC Pool will be considered to have acquired such Mortgage Loans at a premium equal to the amount of such excess. As stated above, the REMIC Pool's basis in Mortgage Loans is the fair market value of the Mortgage Loans, based on the aggregate of the issue prices (or the fair market value of retained Classes) of the regular and residual interests in the REMIC Pool immediately after the transfer thereof to the REMIC Pool. In a manner analogous to the discussion above under "Taxation of Regular Certificates--Premium", a REMIC Pool that holds a Mortgage Loan as a capital asset under Code Section 1221 may elect under Code Section 171 to amortize premium on whole mortgage loans or mortgage loans underlying MBS that were originated after September 27, 1985 or MBS that are REMIC regular interests under the constant yield method. Amortizable bond premium will be treated as an offset to interest income on the Mortgage Loans, rather than as a separate deduction item. To the extent that the mortgagors with respect to the Mortgage Loans are individuals, Code Section 171 will not be available for premium on Mortgage Loans (including underlying mortgage loans) originated on or prior to September 27, 1985. Premium with respect to such Mortgage Loans may be deductible in accordance with a reasonable method regularly employed by the holder thereof. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the Service may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.

     Limitations on Offset or Exemption of REMIC Income

     A portion or all of the REMIC taxable income includible in determining the federal income tax liability of a Residual Certificateholder will be subject to special treatment. That portion, referred to as the "excess inclusion", is equal to the excess of REMIC taxable income for the calendar quarter allocable to a Residual Certificate over the daily accruals for such quarterly period of (i) 120% of the long-term applicable Federal rate that would have applied to the Residual Certificate (if it were a debt instrument) on the Startup Day under Code Section 1274(d), multiplied by (ii) the adjusted issue price of such Residual Certificate at the beginning of such quarterly period. For this purpose, the adjusted issue price of a Residual Certificate at the beginning of a quarter is the issue price of the Residual Certificate, plus the amount of such daily accruals of REMIC income described in this paragraph for all prior quarters, decreased by any distributions made with respect to such Residual Certificate prior to the beginning of such quarterly period. Accordingly, the portion of the REMIC Pool's taxable income that will be treated as excess inclusions will be a larger portion of such income as the adjusted issue price of the Residual Certificates diminishes.

     The portion of a Residual Certificateholder's REMIC taxable income consisting of the excess inclusions generally may not be offset by other deductions, including net operating loss carryforwards, on such Residual Certificateholder's return. However, net operating loss carryovers are determined without regard to excess inclusion income. Further, if the Residual Certificateholder is an organization subject to the tax on unrelated business income imposed by Code Section 511, the Residual Certificateholder's excess inclusions will be treated as unrelated business taxable income of such Residual Certificateholder for purposes of Code Section 511. In addition, REMIC taxable income is subject to 30% withholding tax with respect to certain persons who are not U.S. Persons (as defined below under "Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors"), and the portion thereof attributable to excess inclusions is not eligible for any reduction in the rate of withholding tax (by treaty or otherwise). See "Taxation of Certain Foreign Investors--Residual Certificates" below. Finally, if a real estate investment trust or a regulated investment company owns a Residual Certificate, a portion (allocated under Treasury regulations yet to be issued) of dividends paid by the real estate investment trust or a regulated investment company could not be offset by net operating losses of its shareholders, would constitute unrelated business taxable income for tax-exempt shareholders, and would be ineligible for reduction of withholding to certain persons who are not U.S. Persons. The SBJPA of 1996 has eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from Residual Certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to Residual Certificates continuously held by thrift institutions since November 1, 1995.

     In addition, the SBJPA of 1996 provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a
Residual Certificateholder. First, alternative minimum taxable income for a Residual Certificateholder is determined without regard to the special rule, discussed above, that taxable income cannot be less than excess inclusions. Second, a Residual Certificateholder's alternative minimum taxable income for a taxable year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deduction must be computed without regard to any excess inclusions. These rules are effective for taxable years beginning after December 31, 1996, unless a Residual Certificateholder elects to have such rules apply only to taxable years beginning after August 20, 1996.

     Tax-Related Restrictions on Transfer of Residual Certificates

     Disqualified Organizations. If any legal or beneficial interest in a Residual Certificate is transferred to a Disqualified Organization (as defined below), a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such
Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The REMIC Regulations provide that the anticipated excess inclusions are based on actual prepayment experience to the date of the transfer and projected payments based on the Prepayment Assumption. The present value rate equals the applicable Federal rate under Code Section 1274(d) as of the date of the transfer for a term ending with the last calendar quarter in which excess inclusions are expected to accrue. Such a tax generally would be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent (including a broker, nominee or other middleman) for a Disqualified Organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The tax also may be waived by the Treasury Department if the Disqualified Organization promptly disposes of the residual interest and the transferor pays income tax at the highest corporate rate on the excess inclusions for the period the Residual Certificate is actually held by the Disqualified Organization.

     In addition, if a "Pass-Through Entity" (as defined below) has excess inclusion income with respect to a Residual Certificate during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of (i) the amount of excess inclusions on the Residual Certificate that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization, and (ii) the highest marginal federal corporate income tax rate. Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that it is not a Disqualified Organization or stating such holder's taxpayer identification number and, during the period such person is the record holder of the Residual Certificate, the Pass-Through Entity does not have actual knowledge that such affidavit is false.

     For these purposes, (i) "Disqualified Organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), and any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511, and (ii) "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis. Except as may be provided in Treasury regulations, any person holding an interest in a Pass-Through Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Through Entity.

     The Pooling Agreement with respect to a series of Certificates will provide that no legal or beneficial interest in a Residual Certificate may be transferred unless (i) the proposed transferee provides to the transferor and the Trustee an affidavit providing its taxpayer identification number and stating that such transferee is the beneficial owner of the Residual Certificate, is not a Disqualified Organization and is not purchasing such
Residual Certificates on behalf of a Disqualified Organization (i.e., as a broker, nominee or middleman thereof), and (ii) the transferor provides a statement in writing to the Depositor and the Trustee that it has no actual knowledge that such affidavit is false. Moreover, the Pooling Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each Residual Certificate with respect to a series will bear a legend referring to such restrictions on transfer, and each Residual Certificateholder will be deemed to have agreed, as a condition of ownership thereof, to any amendments to the related Pooling Agreement required under the Code or applicable Treasury regulations to effectuate the foregoing restrictions. Information necessary to compute an applicable excise tax must be furnished to the Service and to the requesting party within 60 days of the request, and the Depositor or the Trustee may charge a fee for computing and providing such information.

     Noneconomic Residual Interests. The REMIC Regulations would disregard certain transfers of Residual Certificates, in which case the transferor would continue to be treated as the owner of the Residual Certificates and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC Pool. Under the REMIC Regulations, a transfer of a "noneconomic residual interest" (as defined below) to a Residual Certificateholder (other than a Residual Certificateholder who is not a U.S. Person, as defined below under "Foreign Investors") is disregarded for all federal income tax purposes if a significant purpose of the transferor is to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of the transfer, (i) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under "Disqualified Organizations". The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee historically had paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they came due in the future, and (ii) the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, the transferee may incur tax liabilities in excess of cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due. The Pooling Agreement with respect to each series of Certificates will require the transferee of a Residual Certificate to certify to the matters in the preceding sentence as part of the affidavit described above under the heading "Disqualified Organizations". The transferor must have no actual knowledge or reason to know that such statements are false.

     Foreign Investors. The REMIC Regulations provide that the transfer of a Residual Certificate that has "tax avoidance potential" to a "foreign person" will be disregarded for all federal tax purposes. This rule appears intended to apply to a transferee who is not a "U.S. Person" (as defined below), unless such transferee's income is effectively connected with the conduct of a trade or business within the United States. A Residual Certificate is deemed to have tax avoidance potential unless, at the time of the transfer, (i) the future value of expected distributions equals at least 30% of the anticipated excess inclusions after the transfer, and (ii) the transferor reasonably expects that the transferee will receive sufficient distributions from the REMIC Pool at or after the time at which the excess inclusions accrue and prior to the end of the next succeeding taxable year for the accumulated withholding tax liability to be paid. If the non-U.S. Person transfers the Residual Certificate back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

     The Prospectus Supplement relating to a series of Certificates may provide that a Residual Certificate may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which such a transfer may be made. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership (except to the extent provided in the applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if (A) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust, or (B) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income (or, to the extent provided in the applicable Treasury regulations, certain trusts in existence on August 20, 1996, which are eligible to elect to be treated as U.S. Persons).

     Sale or Exchange of a Residual Certificate

     Upon the sale or exchange of a Residual Certificate, the Residual Certificateholder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under "Taxation of Residual Certificates--Basis and Losses") of such Residual Certificateholder in such Residual Certificate at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC Pool, a Residual Certificateholder will have taxable income to the extent that any cash distribution to it from the REMIC Pool exceeds such adjusted basis on that Distribution Date. Such income will be treated as gain from the sale or exchange of the Residual Certificate. It is possible that the termination of the REMIC Pool may be treated as a sale or exchange of a Residual Certificateholder's Residual Certificate, in which case, if the Residual Certificateholder has an adjusted basis in such Residual Certificateholder's Residual Certificate remaining when its interest in the REMIC Pool terminates, and if such Residual Certificateholder holds such Residual Certificate as a capital asset under Code Section 1221, then such Residual Certificateholder will recognize a capital loss at that time in the amount of such remaining adjusted basis.

     Any gain on the sale of a Residual Certificate will be treated as ordinary income (i) if a Residual Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Residual Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. In addition, gain or loss recognized from the sale of a Residual Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c).

     The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury regulations yet to be issued, the wash sale rules of Code
Section 1091 will apply to dispositions of Residual Certificates where the seller of the Residual Certificate, during the period beginning six months before the sale or disposition of the Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Section 1091) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Certificate.

     Mark to Market Regulations

     The Service has issued regulations (the "Mark to Market Regulations") under Code Section 475 relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities of a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark to Market Regulations provide that, for purposes of this mark-to-market requirement, a Residual Certificate is not treated as a security and thus may not be marked to market. The Mark to Market Regulations apply to all Residual Certificates acquired on or after January 4, 1995.


Taxes That May Be Imposed on the REMIC Pool

      Prohibited Transactions

     Income from certain transactions by the REMIC Pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Certificateholders, but rather will be taxed directly to the REMIC Pool at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the REMIC Pool or (d) a qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC Pool is permitted to hold, (iii) the receipt of compensation for services or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding (i) and (iv), it is not a prohibited transaction to sell REMIC Pool property to prevent a default on Regular Certificates as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the Certificates is outstanding). The REMIC Regulations indicate that the modification of a Mortgage Loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the Mortgage Loan, the waiver of a due-on-sale or due-on-encumbrance clause or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate Mortgage Loan.

     Contributions to the REMIC Pool After the Startup Day

     In general, the REMIC Pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC Pool after the Startup Day. Exceptions are provided for cash contributions to the REMIC Pool (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a Residual Certificateholder, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call and (v) as otherwise permitted in Treasury regulations yet to be issued.

     Net Income from Foreclosure Property

     The REMIC Pool will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by deed in lieu of foreclosure would be treated as "foreclosure property" for a period ending with the third calendar year following the year of acquisition of such property, with a possible extension. Net income from foreclosure property generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

     It is not anticipated that the REMIC Pool will receive income or contributions subject to tax under the preceding three paragraphs, except as described in the applicable Prospectus Supplement with respect to net income from foreclosure property on a commercial or multifamily residential property that secured a Mortgage Loan. In addition, unless otherwise disclosed in the applicable Prospectus Supplement, it is not anticipated that any material state income or franchise tax will be imposed on a REMIC Pool.


Liquidation of the REMIC Pool

     If a REMIC Pool adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC Pool's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on the date of the adoption of the plan of liquidation, the REMIC Pool will not be subject to the prohibited transaction rules on the sale of its assets, provided that the REMIC Pool credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of Regular Certificates and Residual Certificateholders within the 90-day period.


Administrative Matters

     The REMIC Pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for such income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Trustee will be required to sign the REMIC Pool's returns. Treasury regulations provide that, except where there is a single Residual Certificateholder for an entire taxable year, the REMIC Pool will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the Service of any adjustments to, among other things, items of REMIC income, gain, loss, deduction or credit in a unified administrative proceeding. The Residual Certificateholder owning the largest percentage interest in the Residual Certificates will be obligated to act as "tax matters person", as defined in applicable Treasury regulations, with respect to the REMIC Pool. Each Residual Certificateholder will be deemed, by acceptance of such Residual Certificates, to have agreed (i) to the appointment of the tax matters person as provided in the preceding sentence and (ii) to the irrevocable designation of the Master Servicer as agent for performing the functions of the tax matters person.


Limitations on Deduction of Certain Expenses

     An investor who is an individual, estate or trust will be subject to limitation with respect to certain itemized deductions described in Code Section 67, to the extent that such itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000 ($50,000 in the case of a married individual filing a separate return) (subject to adjustments for inflation) or
(ii) 80% of the amount of itemized deductions otherwise allowable for such year. In the case of a REMIC Pool, such deductions may include deductions under Code
Section 212 for the servicing fee and all administrative and other expenses relating to the REMIC Pool, or any similar expenses allocated to the REMIC Pool with respect to a regular interest it holds in another REMIC. Such investors who hold REMIC Certificates either directly or indirectly through certain pass-through entities may have their pro rata share of such expenses allocated to them as additional gross income, but may be subject to such limitation on deductions. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Temporary Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of Residual Certificates in the case of a REMIC Pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, such additional gross income and limitation on deductions will apply to the allocable portion of such expenses to holders of Regular Certificates, as well as holders of Residual Certificates, where such Regular Certificates are issued in a manner that is similar to pass-through certificates in a fixed investment trust. In general, such allocable portion will be determined based on the ratio that a REMIC Certificateholder's income, determined on a daily basis, bears to the income of all holders of Regular Certificates and Residual Certificates with respect to a REMIC Pool. As a result, individuals, estates or trusts holding REMIC Certificates (either directly or indirectly through a grantor trust, partnership, S corporation, REMIC, or certain other pass-through entities described in the foregoing temporary Treasury regulations) may have taxable income in excess of the interest income at the pass-through rate on Regular Certificates that are issued in a single Class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on Residual Certificates.
Unless otherwise indicated in the applicable Prospectus Supplement, all such expenses will be allocable to the Residual Certificates.


Taxation of Certain Foreign Investors

     Regular Certificates

     Interest, including original issue discount, distributable to Regular Certificateholders who are non-resident aliens, foreign corporations, or other Non-U.S. Persons (as defined below), will be considered "portfolio interest" and, therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person (i) is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code Section 881(c)(3)(C) and (ii) provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating, among other things, that the beneficial owner of the Regular Certificate is a Non-U.S. Person. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Regular Certificate is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Prepayment Premiums distributable to Regular Certificateholders who are Non-U.S. Persons may be subject to 30% United States withholding tax. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Regular Certificate. The term "Non-U.S. Person" means any person who is not a U.S. Person.

     Residual Certificates

     The Conference Committee Report to the 1986 Act indicates that amounts paid to Residual Certificateholders who are Non-U.S. Persons are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Treasury regulations provide that amounts distributed to Residual Certificateholders may qualify as "portfolio interest", subject to the conditions described in "Regular Certificates" above, but only to the extent that (i) the Mortgage Loans (including mortgage loans underlying MBS) were issued after July 18, 1984 and (ii) the Trust Fund or segregated pool of assets therein (as to which a separate REMIC election will be made), to which the Residual Certificate relates, consists of obligations issued in "registered form" within the meaning of Code Section 163(f)(1). Generally, whole mortgage loans will not be, but MBS and regular interests in another REMIC Pool will be, considered obligations issued in registered form. Furthermore, a Residual Certificateholder will not be entitled to any exemption from the 30% withholding tax (or lower treaty rate) to the extent of that portion of REMIC taxable income that constitutes an "excess inclusion". See "Taxation of Residual Certificates--Limitations on Offset or Exemption of REMIC Income". If the amounts paid to Residual Certificateholders who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Persons, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. If 30% (or lower treaty rate) withholding is applicable, such amounts generally will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the Residual Certificate is disposed of) under rules similar to withholding upon disposition of debt instruments that have original issue discount. See "Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors" above concerning the disregard of certain transfers having "tax avoidance potential". Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Residual Certificates.


Backup Withholding

     Distributions made on the Regular Certificates, and proceeds from the sale of the Regular Certificates to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 of 31% on "reportable payments" (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the Regular Certificateholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Trustee, its agent or the broker who effected the sale of the Regular Certificate, or such Certificateholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the Regular Certificates would be refunded by the Service or allowed as a credit against the Regular Certificateholder's federal income tax liability.


Reporting Requirements

     Reports of accrued interest, original issue discount and information necessary to compute the accrual of any market discount on the Regular Certificates will be made annually to the Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Certificates or beneficial owners who own Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Service Publication 938 with respect to a particular series of Regular Certificates. Holders through nominees must request such information from the nominee.

     The Service's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC Pool to each Residual Certificateholder by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC Pool is in existence.

     Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to Residual Certificateholders, furnished annually, if applicable, to holders of Regular Certificates, and filed annually with the Service concerning Code Section 67 expenses (see "Limitations on Deduction of Certain Expenses" above) allocable to such holders. Furthermore, under such regulations, information must be furnished quarterly to Residual Certificateholders, furnished annually to holders of Regular Certificates, and filed annually with the Service concerning the percentage of the REMIC Pool's assets meeting the qualified asset tests described above under "Status of REMIC Certificates".


               Federal Income Tax Consequences For Certificates as
                       to Which No REMIC Election Is Made


Standard Certificates

     General

     In the event that no election is made to treat a Trust Fund (or a segregated pool of assets therein) with respect to a series of Certificates that are not designated as "Stripped Certificates", as described below, as a REMIC (Certificates of such a series hereinafter referred to as "Standard Certificates"), the Trust Fund will be classified as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i). Where there is no fixed retained yield with respect to the Mortgage Loans underlying the Standard Certificates, the holder of each such Standard Certificate (a "Standard Certificateholder") in such series will be treated as the owner of a pro rata undivided interest in the ordinary income and corpus portions of the Trust Fund represented by its Standard Certificate and will be considered the beneficial owner of a pro rata undivided interest in each of the Mortgage Loans, subject to the discussion below under "Recharacterization of Servicing Fees". Accordingly, the holder of a Standard Certificate of a particular series will be required to report on its federal income tax return its pro rata share of the entire income from the Mortgage Loans represented by its Standard Certificate, including interest at the coupon rate on such Mortgage Loans, original issue discount (if any), prepayment fees, assumption fees, and late payment charges received by the Master Servicer, in accordance with such Standard Certificateholder's method of accounting. A Standard Certificateholder generally will be able to deduct its share of the servicing fee and all administrative and other expenses of the Trust Fund in accordance with its method of accounting, provided that such amounts are reasonable compensation for services rendered to that Trust Fund. However, investors who are individuals, estates or trusts who own Standard Certificates, either directly or indirectly through certain pass-through entities, will be subject to limitation with respect to certain itemized deductions described in Code Section 67, including deductions under Code Section 212 for the servicing fee and all such administrative and other expenses of the Trust Fund, to the extent that such deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000 ($50,000 in the case of a married individual filing a separate return) (subject to adjustments for inflation), or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. As a result, such investors holding Standard Certificates, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate amount of cash received on such Standard Certificates with respect to interest at the pass-through rate on such Standard Certificates. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Moreover, where there is fixed retained yield with respect to the Mortgage Loans underlying a series of Standard Certificates or where the servicing fee is in excess of reasonable servicing compensation, the transaction will be subject to the application of the "stripped bond" and "stripped coupon" rules of the Code, as described below under "Stripped Certificates" and "Recharacterization of Servicing Fees", respectively.

     Tax Status

     Standard Certificates will have the following status for federal income tax purposes:

     1. A Standard Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) will be considered to represent "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), provided that the real property securing the Mortgage Loans represented by that Standard Certificate is of the type described in such section of the Code.

     2. A Standard Certificate owned by a real estate investment trust will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(5)(A) to the extent that the assets of the related Trust Fund consist of qualified assets, and interest income on such assets will be considered "interest on obligations secured by mortgages on real property" to such extent within the meaning of Code Section 856(c)(3)(B).

     3. A Standard Certificate owned by a REMIC will be considered to represent an "obligation . . . which is principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A) to the extent that the assets of the related Trust Fund consist of "qualified mortgages" within the meaning of Code Section 860G(a)(3).

     Premium and Discount

     Standard Certificateholders are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of Standard Certificates or thereafter.

     Premium. The treatment of premium incurred upon the purchase of a Standard Certificate will be determined generally as described above under "Certain
Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Treatment of Certain Items of REMIC Income and Expense--Premium".

     Original Issue Discount. The original issue discount rules will be applicable to a Standard Certificateholder's interest in those Mortgage Loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgages in an amount greater than a statutory de minimis exception, including a payment of points currently deductible by the borrower under applicable Code provisions or, under certain circumstances, by the presence of "teaser rates" on the Mortgage Loans.

     Original issue discount must generally be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest, in advance of the cash attributable to such income. Unless indicated otherwise in the applicable Prospectus Supplement, no prepayment assumption will be assumed for purposes of such accrual. However, Code Section 1272 provides for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such Mortgage Loans acquired by a Standard Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Loans, no original issue discount attributable to the difference between the issue price and the original principal amount of such Mortgage Loans (i.e., points) will be includible by such holder.

     Market Discount. Standard Certificateholders also will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the Mortgage Loans will be determined and will be reported as ordinary income generally in the manner described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount", except that the ratable accrual methods described therein will not apply and it is unclear whether a Prepayment Assumption would apply. Rather, the holder will accrue market discount pro rata over the life of the Mortgage Loans, unless the constant yield method is elected. Unless indicated otherwise in the applicable Prospectus Supplement, no prepayment assumption will be assumed for purposes of such accrual.

     Recharacterization of Servicing Fees

     If the servicing fee paid to the Master Servicer were deemed to exceed reasonable servicing compensation, the amount of such excess would represent neither income nor a deduction to Certificateholders. In this regard, there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the Standard Certificate, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that such amount would exceed reasonable servicing compensation as to some of the Mortgage Loans would be increased.
Service guidance indicates that a servicing fee in excess of reasonable compensation ("excess servicing") will cause the Mortgage Loans to be treated under the "stripped bond" rules. Such guidance provides safe harbors for servicing deemed to be reasonable and requires taxpayers to demonstrate that the value of servicing fees in excess of such amounts is not greater than the value of the services provided.

     Accordingly, if the Service's approach is upheld, a servicer who receives a servicing fee in excess of such amounts would be viewed as retaining an ownership interest in a portion of the interest payments on the Mortgage Loans. Under the rules of Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of such Mortgage Loans as "stripped coupons" and "stripped bonds". Subject to the de minimis rule discussed below under "--Stripped Certificates", each stripped bond or stripped coupon could be considered for this purpose as a non-interest bearing obligation issued on the date of issue of the Standard Certificates, and the original issue discount rules of the Code would apply to the holder thereof. While Standard Certificateholders would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of such trust could be viewed as excluding the portion of the Mortgage Loans the ownership of which is attributed to the Master Servicer, or as including such portion as a second class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple classes of ownership interests is incidental to that purpose. In general, such a recharacterization should not have any significant effect upon the timing or amount of income reported by a Standard Certificateholder, except that the income reported by a cash method holder may be slightly accelerated. See "Stripped Certificates" below for a further description of the federal income tax treatment of stripped bonds and stripped coupons.

     Sale or Exchange of Standard Certificates

     Upon sale or exchange of a Standard Certificate, a Standard Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the Mortgage Loans and the other assets represented by the Standard Certificate. In general, the aggregate adjusted basis will equal the Standard Certificateholder's cost for the Standard Certificate, increased by the amount of any income previously reported with respect to the Standard Certificate and decreased by the amount of any losses previously reported with respect to the Standard Certificate and the amount of any distributions received thereon. Except as provided above with respect to market discount on any Mortgage Loans, and except for certain financial institutions subject to the provisions of Code Section 582(c), any such gain or loss would be capital gain or loss if the Standard Certificate was held as a capital asset. However, gain on the sale of a Standard Certificate will be treated as ordinary income (i) if a Standard Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Standard Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. Capital gains of certain non-corporate taxpayers generally are subject to a lower maximum tax rate (28%) than ordinary income of such taxpayers (36.9%) for property held for more than one year but not more than 18 months, and a still lower maximum rate (20%) for property held for more than 18 months. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.


Stripped Certificates

     General

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of this discussion, Certificates that are subject to those rules will be referred to as "Stripped Certificates". Stripped Certificates include "Stripped Interest Certificates" and "Stripped Principal Certificates" (as defined in this Prospectus) as to which no REMIC election is made.

     The Certificates will be subject to those rules if (i) the Depositor or any of its affiliates retains (for its own account or for purposes of resale), in the form of fixed retained yield or otherwise, an ownership interest in a portion of the payments on the Mortgage Loans, (ii) the Master Servicer is treated as having an ownership interest in the Mortgage Loans to the extent it is paid (or retains) servicing compensation in an amount greater than reasonable consideration for servicing the Mortgage Loans (see "Standard Certificates--Recharacterization of Servicing Fees" above) and (iii) Certificates are issued in two or more classes or subclasses representing the right to non-pro-rata percentages of the interest and principal payments on the Mortgage Loans.

     In general, a holder of a Stripped Certificate will be considered to own "stripped bonds" with respect to its pro rata share of all or a portion of the principal payments on each Mortgage Loan and/or "stripped coupons" with respect to its pro rata share of all or a portion of the interest payments on each Mortgage Loan, including the Stripped Certificate's allocable share of the servicing fees paid to the Master Servicer, to the extent that such fees represent reasonable compensation for services rendered. See discussion above under "Standard Certificates--Recharacterization of Servicing Fees". Although not free from doubt, for purposes of reporting to Stripped Certificateholders, the servicing fees will be allocated to the Stripped Certificates in proportion to the respective entitlements to distributions of each class (or subclass) of Stripped Certificates for the related period or periods. The holder of a Stripped Certificate generally will be entitled to a deduction each year in respect of the servicing fees, as described above under "Standard Certificates--General", subject to the limitation described therein.

     Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued at an original issue discount on the date that such stripped interest is purchased. Although the treatment of Stripped Certificates for federal income tax purposes is not clear in certain respects at this time, particularly where such Stripped Certificates are issued with respect to a Mortgage Pool containing variable-rate Mortgage Loans, the Depositor has been advised by counsel that (i) the Trust Fund will be treated as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code
Section 7701(i), and (ii) each Stripped Certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. This treatment is based on the interrelationship of Code Section 1286, Code Sections 1272 through 1275, and the OID Regulations. While under Code Section 1286 computations with respect to Stripped Certificates arguably should be made in one of the ways described below under "Taxation of Stripped Certificates--Possible Alternative Characterizations," the OID Regulations state, in general, that two or more debt instruments issued by a single issuer to a single investor in a single transaction should be treated as a single debt instrument for original issue discount purposes. The Pooling Agreement requires that the Trustee make and report all computations described below using this aggregate approach, unless substantial legal authority requires otherwise.

     Furthermore, Treasury regulations issued December 28, 1992 provide for the treatment of a Stripped Certificate as a single debt instrument issued on the date it is purchased for purposes of calculating any original issue discount. In addition, under these regulations, a Stripped Certificate that represents a right to payments of both interest and principal may be viewed either as issued with original issue discount or market discount (as described below), at a de minimis original issue discount, or, presumably, at a premium. This treatment suggests that the interest component of such a Stripped Certificate would be treated as qualified stated interest under the OID Regulations. Further, these final regulations provide that the purchaser of such a Stripped Certificate will be required to account for any discount as market discount rather than original issue discount if either (i) the initial discount with respect to the Stripped Certificate was treated as zero under the de minimis rule, or (ii) no more than 100 basis points in excess of reasonable servicing is stripped off the related Mortgage Loans. Any such market discount would be reportable as described under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount," without regard to the de minimis rule therein, assuming that a prepayment assumption is employed in such computation.

     Status of Stripped Certificates

     No specific legal authority exists as to whether the character of the Stripped Certificates, for federal income tax purposes, will be the same as that of the Mortgage Loans. Although the issue is not free from doubt, counsel has advised the Depositor that Stripped Certificates owned by applicable holders should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(5)(A), "obligation[s] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A), and "loans . .
 . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest (including original issue discount) income attributable to Stripped Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the Mortgage Loans and interest on such Mortgage Loans qualify for such treatment.

     Taxation of Stripped Certificates

     Original Issue Discount. Except as described above under "General", each Stripped Certificate will be considered to have been issued at an original issue discount for federal income tax purposes. Original issue discount with respect to a Stripped Certificate must be included in ordinary income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to such income. Based in part on the OID Regulations and the amendments to the original issue discount sections of the Code made by the 1986 Act, the amount of original issue discount required to be included in the income of a holder of a Stripped Certificate (referred to in this discussion as a "Stripped Certificateholder") in any taxable year likely will be computed generally as described above under "Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Original Issue Discount" and "--Variable Rate Regular Certificates". However, with the apparent exception of a Stripped Certificate qualifying as a market discount obligation, as described above under "General", the issue price of a Stripped Certificate will be the purchase price paid by each holder thereof, and the stated redemption price at maturity will include the aggregate amount of the payments, other than qualified stated interest to be made on the Stripped Certificate to such Stripped Certificateholder, presumably under the Prepayment Assumption.

     If the Mortgage Loans prepay at a rate either faster or slower than that under the Prepayment Assumption, a Stripped Certificateholder's recognition of original issue discount will be either accelerated or decelerated and the amount of such original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each Mortgage Loan represented by such Stripped Certificateholder's Stripped Certificate. While the matter is not free from doubt, the holder of a Stripped Certificate should be entitled in the year that it becomes certain (assuming no further prepayments) that the holder will not recover a portion of its adjusted basis in such Stripped Certificate to recognize an ordinary loss equal to such portion of unrecoverable basis.

     As an alternative to the method described above, the fact that some or all of the interest payments with respect to the Stripped Certificates will not be made if the Mortgage Loans are prepaid could lead to the interpretation that such interest payments are "contingent" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to prepayable securities such as the Stripped Certificates. However, if final regulations dealing with contingent interest with respect to the Stripped Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion that would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Stripped Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate tax treatment of Stripped Certificates.

     Sale or Exchange of Stripped Certificates. Sale or exchange of a Stripped Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the Stripped Certificateholder's adjusted basis in such Stripped Certificate, as described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Sale or Exchange of Regular Certificates". To the extent that a subsequent purchaser's purchase price is exceeded by the remaining payments on the Stripped Certificates, such subsequent purchaser will be required for federal income tax purposes to accrue and report such excess as if it were original issue discount in the manner described above. It is not clear for this purpose whether the assumed prepayment rate that is to be used in the case of a Stripped Certificateholder other than an original Stripped Certificateholder should be the Prepayment Assumption or a new rate based on the circumstances at the date of subsequent purchase.

     Purchase of More Than One Class of Stripped Certificates. Where an investor purchases more than one class of Stripped Certificates, it is currently unclear whether for federal income tax purposes such classes of Stripped Certificates should be treated separately or aggregated for purposes of the rules described above.

     Possible Alternative Characterizations. The characterizations of the Stripped Certificates discussed above are not the only possible interpretations of the applicable Code provisions. For example, the Stripped Certificateholder may be treated as the owner of (i) one installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to principal on each Mortgage Loan and a second installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to interest on each Mortgage Loan, (ii) as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each Mortgage Loan or
(iii) a separate installment obligation for each Mortgage Loan, representing the Stripped Certificate's pro rata share of payments of principal and/or interest to be made with respect thereto. Alternatively, the holder of one or more classes of Stripped Certificates may be treated as the owner of a pro rata fractional undivided interest in each Mortgage Loan to the extent that such Stripped Certificate, or classes of Stripped Certificates in the aggregate, represent the same pro rata portion of principal and interest on each such Mortgage Loan, and a stripped bond or stripped coupon (as the case may be), treated as an installment obligation or contingent payment obligation, as to the remainder. Final regulations issued on December 28, 1992 regarding original issue discount on stripped obligations make the foregoing interpretations less likely to be applicable. The preamble to those regulations states that they are premised on the assumption that an aggregation approach is appropriate for determining whether original issue discount on a stripped bond or stripped coupon is de minimis, and solicits comments on appropriate rules for aggregating stripped bonds and stripped coupons under Code Section 1286.

     Because of these possible varying characterizations of Stripped Certificates and the resultant differing treatment of income recognition, Stripped Certificateholders are urged to consult their own tax advisors regarding the proper treatment of Stripped Certificates for federal income tax purposes.


Reporting Requirements and Backup Withholding

     The Trustee will furnish, within a reasonable time after the end of each calendar year, to each Standard Certificateholder or Stripped Certificateholder at any time during such year, such information (prepared on the basis described above) as the Trustee deems to be necessary or desirable to enable such Certificateholders to prepare their federal income tax returns. Such information will include the amount of original issue discount accrued on Certificates held by persons other than Certificateholders exempted from the reporting requirements. The amounts required to be reported by the Trustee may not be equal to the proper amount of original issue discount required to be reported as taxable income by a Certificateholder, other than an original Certificateholder that purchased at the issue price. In particular, in the case of Stripped Certificates, unless provided otherwise in the applicable Prospectus Supplement, such reporting will be based upon a representative initial offering price of each class of Stripped Certificates. The Trustee will also file such original issue discount information with the Service. If a Certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a Certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, 31% backup withholding may be required in respect of any reportable payments, as described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Backup Withholding".


Taxation of Certain Foreign Investors

     To the extent that a Certificate evidences ownership in Mortgage Loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442 to nonresident aliens, foreign corporations, or other Non-U.S. Persons generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the Standard Certificateholder or Stripped
Certificateholder on original issue discount recognized by the Standard Certificateholder or Stripped Certificateholders on the sale or exchange of such a Certificate also will be subject to federal income tax at the same rate.

     Treasury regulations provide that interest or original issue discount paid by the Trustee or other withholding agent to a Non-U.S. Person evidencing ownership interest in Mortgage Loans issued after July 18, 1984 will be "portfolio interest" and will be treated in the manner, and such persons will be subject to the same certification requirements, described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Certain Foreign Investors--Regular Certificates".


                       STATE AND OTHER TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences", potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.


                              ERISA CONSIDERATIONS


General

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, collective investment funds, insurance company and separate accounts and some insurance company general accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (all of which are hereinafter referred to as "Plans"), and on persons who are fiduciaries with respect to Plans, in connection with the investment of Plan assets. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Offered Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, ERISA and the Code prohibit a broad range of transactions involving assets of a Plan and persons ("Parties in Interest") who have certain specified relationships to the Plan, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in
Section 406 of ERISA and Section 4975 of the Code. Special caution should be exercised before the assets of a Plan are used to purchase a Certificate if, with respect to such assets, the Depositor, the Master Servicer or the Trustee or an affiliate thereof, either: (a) has investment discretion with respect to the investment of such assets of such Plan; or (b) has authority or responsibility to give, or regularly gives investment advice with respect to such assets for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular investment needs of the Plan.

     Before purchasing any Offered Certificates, a Plan fiduciary should consult with its counsel and determine whether there exists any prohibition to such purchase under the requirements of ERISA, whether any prohibited transaction class-exemption or any individual administrative prohibited transaction exemption (as described below) applies, including whether the appropriate conditions set forth therein would be met, or whether any statutory prohibited transaction exemption is applicable, and further should consult the applicable Prospectus Supplement relating to such Series of Certificates.


Plan Asset Regulations

     A Plan's investment in Certificates may cause the Trust Assets to be deemed Plan assets. Section 2510.3-101 of the regulations of the United States Department of Labor ("DOL") provides that when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable to this discussion apply, or unless the equity participation in the entity by "benefit plan investors" (that is, Plans and certain employee benefit plans not subject to ERISA) is not "significant". For this purpose, in general, equity participation in a Trust Fund will be "significant" on any date if, immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors.

     Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Trust Assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as a Master Servicer, a Special Servicer or any Sub-Servicer, may be deemed to be a Plan "fiduciary" with respect to the investing Plan, and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code. In addition, if the Trust Assets constitute Plan assets, the purchase of Certificates by a Plan, as well as the operation of the Trust Fund, may constitute or involve a prohibited transaction under ERISA and the Code.


Administrative Exemptions

     Several underwriters of mortgage-backed securities have applied for and obtained individual administrative ERISA prohibited transaction exemptions which can only apply to the purchase and holding of mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an exemption might be applicable to a Series of Certificates, the related Prospectus Supplement will refer to such possibility, as well as provide a summary of the conditions to the applicability.


Unrelated Business Taxable Income; Residual Certificates

     The purchase of a Residual Certificate by any employee benefit plan qualified under Code Section 401(a) and exempt from taxation under Code Section 501(a), including most varieties of ERISA Plans, may give rise to "unrelated business taxable income" as described in Code Sections 511-515 and 860E. Further, prior to the purchase of Residual Certificates, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing a Residual Certificate on behalf of, a "Disqualified Organization," which term as defined above includes certain tax-exempt entities not subject to Code Section 511 including certain governmental plans, as discussed above under the caption "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations."

     Due to the complexity of these rules and the penalties imposed upon persons involved in prohibited transactions, it is particularly important that potential investors who are Plan fiduciaries consult with their counsel regarding the consequences under ERISA of their acquisition and ownership of Certificates.

     The sale of Certificates to an employee benefit plan is in no respect a representation by the Depositor or the Underwriter that this investment meets all relevant legal requirements with respect to investments by plans generally or by any particular plan, or that this investment is appropriate for plans generally or for any particular plan.


                                LEGAL INVESTMENT

     The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), only if so specified in the related Prospectus Supplement. The appropriate characterization of those Certificates not qualifying as "mortgage related securities" ("Non-SMMEA Certificates") under various legal investment restriction, and thus the ability of investors subject to these restrictions to purchase such Certificates, may be subject to significant interpretive uncertainties. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

     Generally, only classes of Offered Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies and (ii) are part of a series evidencing interests in a Trust Fund consisting of loans originated by certain types of Originators as specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. As "mortgage related securities," such classes will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies, trustees and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, a number of states enacted legislation on or prior to the October 3, 1991 cut-off for such enactments limiting to various extents the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities," secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to Section 347 of the Riegle Community Development and Regulatory Improvement Act of 1994, which amended the definition of "mortgage related security" (effective December 31, 1996) to include, in relevant part, Certificates satisfying the rating and qualified Originator requirements for "mortgage related securities," but evidencing interests in a Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state regulated entities in such types of Certificates. Accordingly, the investors affected by any such state legislation will be authorized to invest in Offered Certificates qualifying as "mortgage related securities" only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C.
Section 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, the Office of the Comptroller of the Currency (the "OCC") has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. Section 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12 C.F.R. ss.1.2(1) to include certain "commercial mortgage-related securities" and "residential mortgage-related securities." As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any class of Certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. Federal credit unions should review National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The NCUA has adopted rules, codified as 12 C.F.R. Section 703.5(f)-(k), which prohibit federal credit unions from investing in certain mortgage related securities (including securities such as certain classes of the Offered Certificates), except under limited circumstances. Effective January 1, 1998, the NCUA has amended its rules governing investments by federal credit unions at 12 C.F.R. Part 703; the revised rules will permit investments in "mortgage related securities" under certain limited circumstances, but will prohibit investments in stripped mortgage related securities, residual interests in mortgage related securities, and commercial mortgage related securities, unless the credit union has obtained written approval from the NCUA to participate in the "investment pilot program" described in 12 C.F.R. Section 703.140.

     All depository institutions considering an investment in the Offered Certificates should review the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992, as revised April 15, 1994 (the "Policy
Statement") of the Federal Financial Institutions Examination Council (the "FFIEC"). The Policy Statement, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Depository Insurance Company and the Office of Thrift Supervision, and by the NCUA (with certain modifications), prohibits depository institutions from investing in certain "high-risk mortgage securities" (including securities such as certain classes of the Offered Certificates), except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions. On September 29, 1997, the FFIEC released for public comment a proposed "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" (the "1997 Statement") , which would replace the Policy Statement. As proposed, the 1997 Statement would delete the specific "high-risk mortgage securities" tests, and substitute general guidelines which depository institutions should follow in managing risks (including market, credit, liquidity, operational (transactional), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

     Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any class of the Offered Certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines (in certain instances irrespective of SMMEA).

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying," and, with regard to any class of the Offered
Certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

     Except as to the status of certain classes of Offered Certificates as "mortgage related securities," no representations are made as to the proper characterization of any class of Offered Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase any class of Offered Certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of any class of Offered Certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions.


                             METHOD OF DISTRIBUTION

     The Offered Certificates offered hereby and by Prospectus Supplements hereto will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Depositor from such sale.

     The Depositor intends that Offered Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of Certificates may be made through a combination of two or more of these methods. Such methods are as follows:

     1. by negotiated firm commitment underwriting and public offering by one or more underwriters specified in the related Prospectus Supplement;

     2. by  placements  through one or more  placement  agents  specified in the
related  Prospectus  Supplement  primarily  with  institutional   investors  and
dealers; and

     3. through direct offerings by the Depositor.

     If underwriters are used in a sale of any Offered Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. Such underwriters may be broker-dealers affiliated with the Depositor whose identities and relationships to the Depositor will be as set forth in the related Prospectus Supplement. The managing underwriter or underwriters with respect to the offer and sale of a particular series of Certificates will be set forth in the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

     In connection with the sale of the Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of the Offered Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Offered Certificates may be deemed to be underwriters in connection with such Offered Certificates, and any discounts or commissions received by them from the Depositor and any profit on the resale of Offered Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Securities Act").

     It is anticipated that the underwriting agreement pertaining to the sale of any series of Certificates will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all Offered Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that the Depositor will indemnify the several underwriters, and each person, if any, who controls any such underwriter within the meaning of Section 15 of the Securities Act, against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments required to be made in respect thereof.

     The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such series.

     The Depositor anticipates that the Offered Certificates offered hereby will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     As to each series of Certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any unrated class may be initially retained by the Depositor, and may be sold by the Depositor at any time to one or more institutional investors.

     If and to the extent required by applicable law or regulation, this Prospectus will be used by Chase Securities Inc., an affiliate of the Depositor, in connection with offers and sales related to market-making transactions in the Offered Certificates previously offered hereunder in transactions in which Chase Securities Inc. acts as principal. Chase Securities Inc. may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.


                                  LEGAL MATTERS

     The validity of the Certificates of each series will be passed upon for the Depositor by Cadwalader, Wickersham & Taft, New York, New York.


                              FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each series of Certificates, and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.


                                     RATING

     It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders thereof of all collections on the underlying mortgage assets to which such holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                         INDEX OF PRINCIPAL DEFINITIONS

1986 Act...........................................85
1997 Statement....................................117

Accrual Certificates...........................13, 41
Accrued Certificate Interest.......................41
ADA................................................80
ARM Loans..........................................30
Available Distribution Amount......................40

Book-Entry Certificates........................15, 40

call risk......................................19, 36
Cash Flow Agreement.........................1, 12, 31
CERCLA.........................................24, 77
Certificate.....................................9, 49
Certificate Account........................11, 31, 53
Certificate Balance.............................3, 13
Certificate Owner..............................16, 47
Certificateholders..................................2
Certificates........................................1
Code...........................................16, 82
Commercial Properties..........................10, 27
Commission..........................................3
Companion Class................................14, 43
Controlled Amortization Class..................14, 43
Cooperatives.......................................27
CPR................................................35
Credit Support..............................1, 11, 31
Crime Control Act..................................81
Cut-off Date.......................................14

Debt Service Coverage Ratio........................27
Definitive Certificates........................16, 40
Depositor.......................................9, 26
Determination Date.............................33, 41
Direct Participants................................47
Disqualified Organization..........................98
Distribution Date..................................13
Distribution Date Statement........................44
DOL...............................................114
DTC.....................................4, 15, 40, 47
Due Dates..........................................29
Due Period.........................................32

EPA................................................77
Equity Participation...............................29
ERISA.........................................16, 113
Events of Default..................................62
Excess Funds.......................................38
Exchange Act........................................4
extension risk.................................19, 36

FAMC...............................................11
FFIEC.............................................117
FHLMC..............................................11
FNMA...............................................11

Garn Act...........................................78
GNMA...............................................11

Hotel Property.....................................21

Indirect Participants..............................47
Insurance and Condemnation Proceeds................53

L/C Bank...........................................67
Liquidation Proceeds...........................53, 54
Loan-to-Value Ratio................................28
Lock-out Date......................................29
Lock-out Period....................................29

Master Servicer..................................3, 9
MBS.........................................1, 11, 26
MBS Agreement......................................30
MBS Issuer.........................................30
MBS Servicer.......................................30
MBS Trustee........................................30
Mortgage...........................................26
Mortgage Asset Pool.................................1
Mortgage Asset Seller..............................26
Mortgage Assets.................................1, 26
Mortgage Loans...............................1, 9, 26
Mortgage Notes.....................................26
Mortgage Rate..................................10, 29
Mortgaged Properties...............................26
Multifamily Properties..........................9, 26

Net Leases.........................................28
Nonrecoverable Advance.............................44
Non-SMMEA Certificates............................115
Non-U.S. Person...................................104
Notional Amount................................13, 41

OCC...............................................116
Offered Certificates................................1
OID Regulations....................................86
Originator.........................................27

PAC................................................36
Participants...................................26, 47
Parties in Interest...............................114
Pass-Through Entity................................98
Pass-Through Rate...............................3, 13
Permitted Investments..............................53
Plans.............................................113
Policy Statement..................................117
Pooling Agreement..............................12, 49
Prepayment Assumption..............................87
Prepayment Interest Shortfall......................33
Prepayment Period..................................45
Prepayment Premium.................................29
Prospectus Supplement...............................1
PRPs...............................................77

Rating Agency......................................16
Record Date........................................41
Regular Certificateholder..........................85
Regular Certificates...............................82
Related Proceeds...................................44
Relief Act.........................................80
REMIC...........................................2, 16
REMIC Certificates.................................82
REMIC Pool.........................................82
REMIC Regulations..................................82
REO Property.......................................52
Residual Certificateholders........................93
Residual Certificates..............................82
RICO...............................................81

Securities Act....................................118
Senior Certificates................................12
Service............................................85
Servicing Standard.................................51
SMMEA.........................................16, 115
SPA................................................35
Special Servicer.............................3, 9, 52
Standard Certificateholder........................106
Standard Certificates.............................105
Startup Day........................................83
Stripped Certificateholder........................111
Stripped Certificates.............................109
Stripped Interest Certificates.....................12
Stripped Principal Certificates....................12
Subordinate Certificates...........................12
Sub-Servicer.......................................52
Sub-Servicing Agreement............................52

TAC................................................36
Title V............................................79
Treasury...........................................82
Trust Assets........................................3
Trust Fund..........................................1
Trustee..........................................3, 9

UCC................................................69

Value..............................................28
Voting Rights......................................46

Warranting Party...................................51

                                    VERSION 3


         The following is a form of prospectus supplement and a base prospectus for a series of commercial mortgage pass-through certificates backed in part by a material concentration of loans secured by self-storage properties.

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 199---


                     $----------------- Class A Certificates
                     $----------------- Class B Certificates

         The Series 199------ Commercial Mortgage Pass-Through Certificates (the "Certificates") will consist of four classes (each, a "Class") of Certificates, designated as the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates. As and to the extent described herein, the Class B, Class C and Class R Certificates will be subordinate to the Class A Certificates; and the Class C and Class R Certificates will be subordinate to the Class B Certificates. Only the Class A and Class B Certificates (collectively, the "Offered Certificates") are offered hereby. It is a condition of their issuance that the Class A and Class B Certificates be rated not lower than "----" and "----", respectively, by
--------------------------.

         The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), to be established by Chase Commercial Mortgage Securities Corp. (the "Depositor"), that will consist primarily of a segregated pool (the "Mortgage Pool") of ---- conventional, multifamily or commercial, balloon mortgage loans (the "Mortgage Loans"). As of ------------, 199--- (the "Cut-off Date"), the Mortgage Loans had an aggregate principal balance (the "Initial Pool Balance") of $-------------------, after application of all payments of principal due on or before such date, whether or not received. Approximately ---% of the Mortgage Loans (by principal balance as of the Cut-off Date) are secured by self-storage properties. The initial principal balance of the Class A Certificates will be $------------------, which represents -----% of the Initial Pool Balance; and the initial principal balance of the Class B Certificates will be $-------------, which represents ---% of the Initial Pool Balance.

         See "Risk Factors" beginning on page S--- of this Prospectus Supplement and "Risk Factors" beginning on page 19 of the Prospectus for certain factors to be considered in purchasing the Offered Certificates.
                                                  (cover continued on next page)
                                ----------------

   PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON
     THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES DO NOT REPRESENT AN
      INTEREST IN OR OBLIGATION OF THE DEPOSITOR OR ANY OF ITS AFFILIATES.
           NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS ARE
               INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR
                                INSTRUMENTALITY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS.
                ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.
                                ----------------

     The Offered Certificates will be purchased by [Chase Securities Inc.] (the "Underwriter") from the Depositor and will be offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor estimated to be approximately $-------------, will be ------% of the initial
aggregate  Certificate  Balance  of  the  Offered  Certificates,   plus  accrued
interest.

(cover continued)

         [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will also be used by the Underwriter after the completion of the offering in connection with offers and sales related to market-making transactions in the Offered Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]

         The Offered Certificates are offered by the Underwriter when, as and if delivered to and accepted by the Underwriter and subject to prior sale and to its right to reject any order in whole or in part. It is expected that the Class A Certificates will be delivered in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company and that the Class B Certificates will be delivered at the offices of the Underwriter, ------------------------- ----------------------------------, on or about
-------------, 199-- (the "Delivery Date"), against payment therefor in immediately available funds.

         The Mortgage Loans provide for monthly payments of principal and/or interest ("Monthly Payments"), in all cases based on amortization schedules that are significantly longer than their remaining terms, thereby leaving substantial principal amounts due and payable on their respective maturity dates. As more fully described herein, (i) --- of the Mortgage Loans (the "ARM Loans"), which represent ------% of the Initial Pool Balance, provide for periodic adjustments (which may occur monthly, semi-annually or annually) to the respective annualized rates at which they accrue interest (their "Mortgage Rates") based on fluctuations in a base index (an "Index") and subject to the limitations described herein, and (ii) the remaining Mortgage Loans (the "Fixed Rate Loans") bear interest at fixed Mortgage Rates. [Describe Index]

         All of the Mortgage Loans are currently held by --------------- (the "Mortgage Loan Seller"), which either originated the Mortgage Loans or acquired them from their respective originators. On or before the date of initial issuance of the Certificates, the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller and will transfer them to the Trustee in exchange for the Certificates.

         Distributions of interest on and principal of the Certificates will be made, to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, beginning in ------------- 199--- (each, a "Distribution Date"). As more fully described herein, distributions allocable to interest accrued on each Class of Offered Certificates will be made on each Distribution Date based on the variable pass-through rate (the "Pass-Through Rate") then applicable to such Class and the stated principal amount (the "Certificate Balance") of such Class outstanding immediately prior to such Distribution Date. The Pass-Through Rate for the Class A and Class B Certificates applicable to the first Distribution Date will be ---------% per annum. Subsequent to the initial Distribution Date, the Pass-Through Rate for the Class A and Class B Certificates will equal from time to time the weighted average of, subject to certain adjustments described herein, the Net Mortgage Rates on the Mortgage Loans. The Net Mortgage Rate for any Mortgage Loan is its Mortgage Rate less ----- basis points. Distributions allocable to principal of each Class of Offered Certificates will be made in the amounts and in accordance with the priorities described herein. See "Description of the Certificates-Distributions" herein.

         The yield to maturity on each Class of Offered Certificates will depend on, among other things, fluctuations in its respective Pass-Through Rate and the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on the Mortgage Loans. See "Yield and Maturity
Considerations" herein and "Yield and Maturity Considerations" and "Risk Factors-Prepayments; Average Life of Certificates; Yields" in the Prospectus. [The following disclosure is applicable to Stripped Interest Certificates ("Class S Certificates")... The yield to maturity on the Class S Certificates will be extremely sensitive to the rate and timing of principal payments (including by reasons of prepayments, defaults and liquidations) on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal prepayments on the Mortgage Loans that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. Investors in the Class S Certificates should carefully consider the associated risks, including the risk that a rapid rate of principal prepayments on the Mortgage Loans could result in the failure of investors in such Certificates to recover fully their initial investments. See "Risk Factors-Yield Sensitivity of the Class S Certificates" and "Yield and Maturity Considerations" herein and "Yield Considerations" and "Risk Factors-Average Life of Certificates; Prepayments; Yields" in the Prospectus.]

         An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. The Offered Certificates and the Class C Certificates (collectively, the "Regular Certificates") will constitute "regular interests", and the Class R Certificates will constitute the sole class of "residual interests", in the Trust Fund. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

         There is currently no secondary market for the Offered Certificates and there can be no assurance a secondary market for the Offered Certificates will develop. The Underwriter expects to establish a market in the Offered Certificates, but is not obligated to do so. There is no assurance that any such market, if established, will continue. See "Risk Factors--Limited Liquidity" herein.


                             [Chase Securities Inc.]

          The date of this Prospectus Supplement is ----------, 199--.

                              [inside front cover]

          THE PROSPECTUS THAT ACCOMPANIES THIS PROSPECTUS SUPPLEMENT CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING THAT IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL TO OBTAIN MATERIAL INFORMATION CONCERNING THE OFFERED CERTIFICATES. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT.

                                   -----------

          UNTIL [NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT], ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                TABLE OF CONTENTS


SUMMARY OF PROSPECTUS SUPPLEMENT
RISK FACTORS
  The Certificates
      Limited Liquidity
      Variability in Yield; Priority of Payments
      Yield Sensitivity of the Class S Certificates
  The Mortgage Loans
      Nature of the Mortgaged Properties
      Limited Recourse
      Environmental Law Considerations
      Geographic Concentration
      Concentration of Mortgage Loans and Borrowers
      Adjustable Rate Mortgage Loans
      Balloon Payments
      Management
      Self-Storage Facilities
DESCRIPTION OF THE MORTGAGE POOL
  General
  Certain Payment Characteristics
  The Index
  Additional Mortgage Loan Information
  The Mortgage Loan Seller
      General
      Delinquency and Foreclosure Experience
  Underwriting Standards
  Assignment of the Mortgage Loans; Repurchase
  Representations and Warranties; Repurchases
  Changes in Mortgage Pool Characteristics
SERVICING OF THE MORTGAGE LOANS
  General
  The Master Servicer
  Servicing and Other Compensation and Payment of Expenses
  Modifications, Waivers and Amendments
  Inspections; Collection of Operating Information
  Additional Obligations of the Master Servicer with Respect to ARM Loans DESCRIPTION OF THE CERTIFICATES
  General
  Distributions
      Method, Timing and Amount
      Priority
      Pass-Through Rates
      Distributable Certificate Interest
      Scheduled Principal Distribution Amount and Unscheduled Principal
        Distribution Amount
      Certain Calculations with Respect to Individual Mortgage Loans
  Subordination
  P&I Advances
  Reports to Certificateholders; Certain Available Information
  Voting Rights
  Termination
  The Trustee
YIELD AND MATURITY CONSIDERATIONS
  Yield Considerations
      General
      Pass-Through Rate
      Rate and Timing of Principal Payments
      Losses and Shortfalls
      Certain Relevant Factors
      Delay in Payment of Distributions
      Unpaid Distributable Certificate Interest
  Weighted Average Life
  Yield Sensitivity of the Class S Certificates
USE OF PROCEEDS
CERTAIN FEDERAL INCOME TAX CONSEQUENCES
ERISA CONSIDERATIONS
LEGAL INVESTMENT
METHOD OF DISTRIBUTION
LEGAL MATTERS
RATING
INDEX OF PRINCIPAL DEFINITIONS
      General
      Default and Loss Considerations with Respect to the Mortgage Loans Payment Provisions of the Mortgage Loans
      Mortgage Loan Information in Prospectus Supplements
      Balloon Payments; Extensions of Maturity
      Negative Amortization
      Foreclosures  and Payment  Plans
      Losses and  Shortfalls  on the  Mortgage Assets
      Additional  Certificate  Amortization
      Optional Early  Termination
      General
      Deposits
      Withdrawals
      General
      Judicial Foreclosure
      Equitable Limitations on Enforceability of Certain Provisions Non-Judicial Foreclosure/Power of Sale
      Public Sale
      Rights of Redemption
      Anti-Deficiency Legislation
      Leasehold Risks
      Cooperative Shares

                        SUMMARY OF PROSPECTUS SUPPLEMENT

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary may be defined elsewhere in this Prospectus Supplement or in the Prospectus. An "Index of Principal Definitions" is included at the end of both this Prospectus Supplement and the Prospectus. Terms that are used but not defined in this Prospectus Supplement will have the meanings specified in the Prospectus.

Title of Certificates.........Chase  Commercial   Mortgage   Securities   Corp.,
                              Commercial Mortgage Pass-Through Certificates, Series 199--- (the "Certificates"), to be issued in four Classes, designated as the Class A, Class B, Class C and Class R Certificates. The Class A, Class B and Class C Certificates are herein collectively referred to from time to time as the "Regular Certificates". Only the Class A and Class B Certificates (collectively, the "Offered Certificates") are offered hereby. The Class C and Class R Certificates are herein collectively referred to from time to time as the "Private Certificates".

Depositor.....................Chase Commercial  Mortgage Securities Corp., a New
                              York corporation. The Depositor is a wholly-owned subsidiary of The Chase Manhattan Bank, a New York bank [and an affiliate of Chase Securities Inc. (the "Underwriter")]. See "The Depositor" in the Prospectus. Neither the Depositor nor any of its affiliates has insured or guaranteed the Offered Certificates.

Master Servicer...............--------------, a ---------------.  See "Servicing
                              of the Mortgage Loans-The Master Servicer" herein.

Trustee.......................--------------,  a -------------. See "Description
                              of the Certificates-The Trustee" herein.

Mortgage Loan Seller..........--------------,  a ------------.  See "Description
                              of the Mortgage Pool-The Mortgage Loan Seller" herein.

Cut-off Date..................------------------, 199--.

Delivery Date.................------------------, 199--.

Registration of the
  Class A Certificates........The Class A  Certificates  will be  represented by one or more global Certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). No person acquiring an interest in the Class A Certificates (any such person, a "Class A Certificate Owner") will be entitled to receive a Class A Certificate in fully registered, certificated form (a "Definitive Class A Certificate"), except under the limited circumstances described in the Prospectus under
                              "Description of the Certificates-Book Entry Registration and Definitive Certificates". Instead, DTC will effect payments and transfers in respect of the Class A Certificates by means of its electronic recordkeeping services, acting through certain participating organizations ("Participants"). This may result in certain delays in receipt of payments by an investor and may restrict an investor's ability to pledge its securities. Unless and until Definitive Class A Certificates are issued, all references herein to the rights of holders of the Class A Certificates are to the rights of Class A Certificate Owners as they may be exercised through DTC and its Participants, except as otherwise specified herein. See "Description of the Certificates--General" herein and "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the Prospectus.

Denominations.................The   Class  A   Certificates   will  be   issued,
                              maintained and transferred on the book-entry records of DTC and its Participants in denominations of $1,000 and in integral multiples thereof. The Class B Certificates will be issuable in fully registered, certificated form in denominations of $------------- and in integral multiples of $1,000 in excess thereof, with one Class B Certificate evidencing an additional amount equal to the remainder of the initial Certificate Balance of such Class.

The Mortgage Pool.............The   Mortgage Pool will   consist   of ----------
                              conventional, balloon Mortgage Loans with an Initial Pool Balance of $-----------------. On or prior to the Delivery Date, the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller pursuant to a Mortgage Loan Purchase Agreement, dated [the date hereof], between the Depositor and the Mortgage Loan Seller (the "Mortgage Loan Purchase Agreement"). In the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller has made certain representations and warranties to the Depositor regarding the characteristics and quality of the Mortgage Loans and, as more particularly described herein, has agreed to cure any material breach thereof or repurchase the affected Mortgage Loan. In connection with the assignment of its interests in the Mortgage Loans to the Trustee, the Depositor will also assign its rights under the Mortgage Loan Purchase Agreement insofar as they relate to or arise out of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. See "Description of the Mortgage Pool-Representations and Warranties; Repurchases" herein.

                              Each Mortgage Loan is secured by a first mortgage lien on a fee simple estate in a multifamily rental or commercial property (each, a "Mortgaged Property"). --------- of the Mortgage Loans, which represent -----% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in -----------------. The remaining Mortgaged Properties are located throughout ------------- other states. See "Description of the Mortgage Pool-Additional Mortgage Loan Information" herein.

                              ----------- of the Mortgage Loans, which represent ------% of the Initial Pool Balance, provide for scheduled payments of principal and/or interest ("Monthly Payments") to be due on the first day of each month; the remainder of the Mortgage Loans provide for Monthly Payments to be due on the ----, -----, ----- or ----- day of each month (the date in any month on which a Monthly Payment on a Mortgage Loan is first due, the "Due Date"). The annualized rate at which interest accrues (the "Mortgage Rate") on ---- of the Mortgage Loans (the "ARM Loans"), which represent ------% of the Initial Pool Balance, is subject to adjustment on specified Due Dates (each such date of adjustment, an "Interest Rate Adjustment Date") by adding a fixed number of basis points (a "Gross Margin") to the value of a base index (an "Index"), subject, in -------- cases, to lifetime maximum and/or minimum Mortgage Rates, and in ----- cases, to periodic maximum and/or minimum Mortgage Rates, in each case as described herein; and the remaining Mortgage Loans (the "Fixed Rate Loans") bear interest at fixed Mortgage Rates. ---- of the ARM Loans, which represent ----% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur monthly, while the remainder of the ARM Loans provide for adjustments of the Mortgage Rate to occur semi-annually or annually. [Identify Mortgage Loan Index] See "Description of the Mortgage Pool-Certain Payment Characteristics" herein.

                              The amount of the Monthly Payment on all of the ARM Loans is subject to adjustment on specified Due Dates (each such date, a "Payment Adjustment Date") to an amount that would amortize the outstanding principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the then applicable Mortgage Rate. The ARM Loans provide for Payment Adjustment Dates that occur on the Due Date following each related Interest Rate Adjustment Date.

                              All of the Mortgage Loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Mortgage Loans, thereby leaving substantial principal amounts due and payable (each such payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.

                              As of the Cut-off Date, the Mortgage Loans had the following additional characteristics:

                              (i) Mortgage Rates ranging from ----% per annum to ----% per annum, and a weighted average Mortgage Rate of ------% per annum;

                              (ii) in the case of the ARM Loans, Gross Margins ranging from ----- basis points to ----- basis points, and a weighted average Gross Margin of ------ basis points;

                              (iii) for those --- ARM Loans as to which such characteristic applies, minimum lifetime Mortgage Rates ranging from ----% per annum to ---% per annum, and a weighted average minimum lifetime Mortgage Rate of ----% per annum;

                              (iv) for those --- ARM Loans as to which such characteristic applies, maximum lifetime Mortgage Rates ranging from ---% per annum to ---% per annum, and a weighted average maximum lifetime Mortgage Rate of ---% per annum;

                              (v) Cut-off Date Balances ranging from $------------ to $------------, and an
                                        average    Cut-off   Date   Balance   of
                                        $------------;

                              (vi) original terms to scheduled maturity ranging from --- months to ---- months, and a weighted average original term to scheduled maturity of --- months;

                              (vii) remaining terms to scheduled maturity ranging from --- months to ---- months, and a weighted average remaining term to scheduled maturity of ---- months;

                              (viii) Cut-off Date LTV Ratios (that is, in each case, a loan-to-value ratio based upon (a) the Cut-off Date Balance of the Mortgage Loan, and (b) the appraised value of the related Mortgaged Property determined at the time of origination of such loan), ranging from ------% to ----%, and a weighted average Cut-off Date LTV Ratio of -----%; and

                              (ix) for those --- Mortgage Loans as to which such characteristic was determinable, Debt Service Coverage Ratios (calculated as more particularly described under "Description of the Mortgage
                                        Pool-Additional       Mortgage      Loan
                                        Information")  ranging from --------x to
                                        ------x,  and a  weighted  average  Debt
                                        Service Coverage Ratio of -------x.

                              The Mortgage Loans were originated between 19-- and 19--.

Description of the
   Certificates...............The  Certificates  will be  issued  pursuant  to a
                              Pooling and Servicing Agreement, to be dated as of the Cut-off Date, among the Depositor, the Master Servicer and the Trustee (the "Pooling and Servicing Agreement"), and will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting of the Mortgage Pool and certain related assets.

    A.  Certificate Balance...The   aggregate   Certificate   Balance   of   the
                              Certificates as of the Delivery Date will equal the Initial Pool Balance. The Class A Certificates will have an initial Certificate Balance of $---------------, which represents ------% of the
                              Initial Pool Balance; the Class B Certificates will have an initial Certificate Balance of $-----------, which represents ---% of the Initial Pool Balance; the Class C Certificates will have an initial Certificate Balance of $------------, which represents ---% of the Initial Pool Balance; and the Class R Certificates will have a Certificate Balance of zero. The Certificate Balance of each Class of Certificates outstanding at any time represents the maximum amount that the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and other assets in the Trust Fund. As more specifically described herein, the Certificate Balance of each Class of Regular Certificates will be adjusted from time to time on each Distribution Date to reflect any reductions therein resulting from the distribution of principal of such Class. See "Description of the Certificates-General" herein.

                              Losses experienced with respect to the Mortgage Loans or otherwise with respect to the Trust Fund will not be applied to reduce either the Certificate Balance or the absolute entitlement to interest of any Class of Regular Certificates, even though such losses may cause one or more of such Classes to receive less than the full amount of principal and interest to which it is entitled. As a result, the aggregate Stated Principal Balance of the Mortgage Pool at any time subsequent to the initial Distribution Date may be less than the aggregate Certificate Balance of the Regular Certificates. Such deficit will be allocated to the respective Classes of Regular Certificates (in each case to the extent of its Certificate Balance) in reverse alphabetical order of their Class designations (i.e., C, B, A). Such allocation will not reduce the Certificate Balance of any such Class and is intended solely to identify the portion (the "Uncovered Portion") of the Certificate Balance of each such Class for which there is at such time no corresponding principal amount of Mortgage Loans. See "Description of the Certificates-Subordination" herein.

                              The "Stated Principal Balance" of each Mortgage Loan outstanding at any time represents the principal balance of such Mortgage Loan ultimately due and payable to the Certificateholders. As more particularly described herein, the Stated Principal Balance of each Mortgage Loan initially will equal the Cut-off Date Balance thereof and, on each Distribution Date, will be reduced by any payments or other collections (or advances in lieu thereof) of principal of such Mortgage Loan that are distributed on the Certificates on such date. See "Description of the Certificates-Distributions-Certain Calculations with Respect to Individual Mortgage Loans" herein.

    B.  Pass-Through Rates....The  Pass-Through  Rate  applicable to the Class A and Class B Certificates for the initial Distribution Date will equal ------% per annum. With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for the Class A Certificates and the Class B Certificates will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date.

                              [The Pass-Through Rate applicable to the Class C Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date. The Class R Certificates will have no specified Pass-Through Rate.]

                              The "Weighted Average Effective Net Mortgage Rate" for each Distribution Date is the weighted average of the applicable Effective Net Mortgage Rates for the Mortgage Loans, weighted on the basis of their respective Stated Principal Balances immediately prior to such Distribution Date. For purposes of calculating the Weighted Average Effective Net Mortgage Rate for any Distribution Date, the applicable "Effective Net Mortgage Rate" for each Mortgage Loan is an annualized rate equal to the Mortgage Rate in effect for such Mortgage Loan as of the commencement of the related Due Period, (a) reduced by --- basis points (the Mortgage Rate, as so reduced, the "Net Mortgage Rate"), and (b) if the accrual of interest on such Mortgage Loan is computed other than on the basis of a 360-day year consisting of twelve 30-day months (which is the basis of accrual for interest on the Regular Certificates), then adjusted to reflect that difference in computation.

                              The "Due Period" for each Distribution Date will be the period that begins on the ---- day of the month preceding the month in which such Distribution Date occurs and ends on the ---- day of the month in which such Distribution Date occurs. See "Description of the Certificates-Distributions-Pass-Through Rates" herein.

    C.  Distributions.........Distributions on the Certificates  will be made by the Master Servicer, to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, beginning in ---------- 199-- (each, a "Distribution Date"), to the holders of record as of the close of business on the last business day of the month preceding the month of each such distribution (each, a "Record Date"). Notwithstanding the above, the final distribution on any Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of such Certificates at the location to be specified in such notice. The total of all payments or other collections (or advances in lieu thereof) on or in respect of the Mortgage Loans that are available for distribution to Certificateholders on any Distribution Date is herein referred to as the "Available Distribution Amount" for such date. See "Description of the Certificates-Distributions-Method, Timing and
                              Amount" herein.

                              On each Distribution Date, for so long as the Class A and/or Class B Certificates remain outstanding, the Master Servicer will (except as otherwise described under "Description of the
                              Certificates-Termination" herein) apply the Available Distribution Amount for such date for the following purposes and in the following order of priority, in each case to the extent of remaining available funds:

                              (1) to distributions of interest to the holders of the Class A Certificates in an amount equal to all Distributable Certificate
                                     Interest   in   respect   of  the  Class  A
                                     Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                              (2) to distributions of principal to the holders of the Class A Certificates in an amount equal to the sum of (a) the product of (i) the Class A Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by
                                     (ii) the Scheduled  Principal  Distribution
                                     Amount for such Distribution Date, plus (b)
                                     the    entire     Unscheduled     Principal
                                     Distribution  Amount for such  Distribution
                                     Date (but not more than would be necessary to reduce the Certificate Balance of the Class A Certificates to zero);

                              (3) to distributions of principal to the holders of the Class A Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date;

                              (4) to distributions of interest to the holders of the Class B Certificates in an amount equal to all Distributable Certificate
                                     Interest   in   respect   of  the  Class  B
                                     Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                              (5) to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of (a) the product of (i) the Class B Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by
                                     (ii) the Scheduled  Principal  Distribution
                                     Amount for such Distribution Date, plus (b)
                                     if  the  Class  A  Certificates  have  been
                                     retired, then to the extent not distributed
                                     in retirement  thereof on such Distribution
                                     Date,  the  entire  Unscheduled   Principal
                                     Distribution  Amount for such  Distribution
                                     Date (but not more than would be necessary to reduce the Certificate Balance of the Class B Certificates to zero);

                              (6) to distributions of principal to the holders of the Class A Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class B Certificates immediately prior to such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class A Certificates to
                                     zero);

                              (7) to distributions of principal to the holders of the Class B Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class B Certificates immediately prior to such Distribution Date, net of any distributions of principal made on such Distribution Date in respect of the Class A Certificates as described in the immediately preceding clause (6);

                              (8) to distributions of interest to the holders of the Class C Certificates in an amount equal to all Distributable Certificate
                                     Interest   in   respect   of  the  Class  C
                                     Certificates  for  such  Distribution  Date
                                     and,   to   the   extent   not   previously
                                     distributed,  for  all  prior  Distribution
                                     Dates;

                              (9) to distributions of principal to the holders of the Class C Certificates in an amount equal to the product of (a) the Class C Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (b) the Scheduled Principal Distribution Amount for such Distribution Date;

                              (10) to distributions of principal to the holders of the respective Classes of Regular Certificates, in alphabetical order of their Class designations (i.e., A, B,
                                     C),  in an  aggregate  amount  equal to any
                                     Uncovered   Portion   of  the   Certificate
                                     Balance   of  the   Class  C   Certificates
                                     immediately prior to such Distribution Date
                                     (but, in each case, not more than would be necessary to reduce the related Certificate Balance to zero); and

                              (11) to distributions to the holders of the ClassR Certificates in an amount equal to the remaining balance, if any, of the Available Distribution Amount. See "Description of the Certificates-Distributions-Priority" herein.

                              The "Distributable Certificate Interest" in respect of any Class of Regular Certificates for any Distribution Date will equal 30 days' interest at the applicable Pass-Through Rate accrued on the Certificate Balance of such Class of Regular Certificates immediately prior to such Distribution Date, reduced (to not less than zero) by such Class of Regular Certificates' allocable share (in each case, calculated as described herein) any Net Aggregate Prepayment Interest Shortfall (as described below) for such Distribution Date. The "Net Aggregate Prepayment Interest Shortfall" for any Distribution Date will be the amount, if any, by which (a) the aggregate of any Prepayment Interest Shortfalls incurred during the related Due Period exceeds (b) the aggregate of any Prepayment Interest Excesses and prepayment premiums collected during the related Due Period. A "Prepayment Interest Shortfall" is a shortfall in the collection of a full month's interest (net of related servicing fees) on any Mortgage Loan by reason of a full or partial principal prepayment made prior to its Due Date in any Due Period. A "Prepayment Interest Excess" is a payment of interest (net of related servicing fees) made in connection with any full or partial prepayment of a Mortgage Loan subsequent to its Due Date in any Due Period, which payment of interest is intended to cover the period on and after such Due Date. See "Description of the Certificates-Distributions-Distributable Certifi-cate Interest" herein.

                              The "Scheduled Principal Distribution Amount" for any Distribution Date will equal the aggregate of all scheduled payments of principal (including the principal portion of any Balloon Payments) due on the Mortgage Loans during or, if and to the extent not previously received or advanced and distributed on prior Distribution Dates, prior to the related Due Period that were either received from the borrowers as of the --- day of the month in which such Distribution Date occurs or advanced by the Master Servicer in respect of such Distribution Date. The "Unscheduled Principal Distribution Amount" for any Distribution Date will, in general, equal the aggregate of (i) all prepayments of principal of the Mortgage Loans received from the borrowers during the related Due Period, and (ii) any other unscheduled collections on or in respect of the Mortgage Loans and any Mortgaged Properties acquired in respect of defaulted Mortgage Loans through foreclosure, deed in lieu of foreclosure or otherwise (each, an "REO Property"), which other unscheduled collections were received during the related Due Period and were identified and applied by the Master Servicer as recoveries of previously unadvanced principal of the related Mortgage Loans. The respective amounts which constitute the Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount for any Distribution Date are herein collectively referred to from time to time as the "Distributable Principal". The "Ownership Percentage" evidenced by any Class of Certificates as of any date of determination will equal a fraction, expressed as a percentage, the numerator of which is the then Certificate Balance of such Class of Certificates, net (in the case of a Class of Regular Certificates) of any Uncovered Portion of such Certificate Balance, and the denominator of which is the then aggregate Stated Principal Balance of the Mortgage Pool. See "Description of the Certificates-Distributions-Scheduled Principal
                              Distribution Amount and Unscheduled Principal Distribution Amount" herein.

Certain Investment
  Considerations; Mortgage
  Loan Prepayments............The yield on the  Offered  Certificates  of either class will depend on, among other things, the Pass-Through Rate for such Certificates. The yield on any Offered Certificate that is purchased at a discount or premium will also be affected by the rate and timing of distributions in respect of principal on such Certificate, which in turn will be affected by (i) the rate and timing of principal payments (including principal prepayments) on the Mortgage Loans, (ii) the availability from time to time of an amount other than Distributable Principal to amortize the Class Balances of such Certificates and (iii) the extent to which the items described in subclauses (i) and
                              (ii) are applied on any Distribution Date in reduction of the Certificate Balance of the Class to which such Certificate belongs, which will be dependent, in part, on the nature of such amounts. See "Description of the Certificates-Distributions -Priority" and "-Distributions-Calculation of Principal Distributions" herein.

                              Mortgage  Loan  Prepayments.  The  actual  rate of
                              prepayment of principal on the Mortgage Loans cannot be predicted. The Mortgage Loans may be prepaid at any time, subject, in the case of ---- Mortgage Loans, to payment of a Prepayment Premium. The investment performance of the Offered Certificates may vary materially and adversely from the investment expectations of investors due to prepayments on the Mortgage Loans being higher or lower than anticipated by investors. The actual yield to the holder of an Offered Certificate may not be equal to the yield anticipated at the time of purchase of the Certificate or, notwithstanding that the actual yield is equal to the yield anticipated at that time, the total return on investment expected by the investor or the expected weighted average life of the Certificate may not be realized. These effects are summarized below. For a discussion of certain factors affecting prepayment of the Mortgage Loans, including the effect of Prepayment Premiums, see "Risk Factors" and "Yield and Maturity Considerations" herein and "Yield Considerations" in the Prospectus. In deciding whether to purchase any Offered Certificates, an investor should make an independent decision as to the appropriate prepayment assumptions to be used.

                              Yield.   If  an  investor   purchases  an  Offered
                              Certificate at an amount equal to its unpaid principal balance (that is, at "par"), the effective yield to that investor (assuming that there are no interest shortfalls and assuming the full return of the purchaser's investment principal) will approximate the pass-through rate on that Certificate. If an investor pays less or more than the unpaid principal balance of the Certificate (that is, buys the Certificate at a "discount" or "premium", respectively), then, based on the assumptions set forth in the preceding sentence, the effective yield to the investor will be higher or lower, respectively, than the pass-through rate on that Certificate, because such discount or premium will be amortized over the life of the Certificate. Any deviation in the actual rate of prepayments on the Mortgage Loans from the rate assumed by the investor will affect the period of time over which, or the rate at which, the discount or premium will be amortized and, consequently, will change the investor's actual yield from that anticipated. An investor that purchases an Offered Certificate at a discount should carefully consider the risk that a slower than anticipated rate of principal payments on the Mortgage Loans will result in an actual yield that is lower than such investor's expected yield. An investor that purchases any Offered Certificate at a premium should consider the risk that a faster than anticipated rate of principal payments on the Mortgage Loans will result in an actual yield that is lower than such investor's expected yield. Insofar as an investor's initial investment in any Offered Certificate is returned in the form of payments of principal thereon, there can be no assurance that such amounts can be reinvested in a comparable alternative investment with a comparable yield.

                              Reinvestment Risk. As stated above, if an Offered Certificate is purchased at par, fluctuations in the rate of distributions of principal will generally not affect the yield to maturity of that Certificate. However, the total return on any purchaser's investment, including an investor who purchases at par, will be reduced to the extent that principal distributions received on its Certificate cannot be reinvested at a rate as high as the pass-through rate of the Certificate. Investors in the Offered Certificates should consider the risk that rapid rates of prepayments on the Mortgage Loans may coincide with periods of low prevailing market interest rates. During periods of low prevailing market interest rates, mortgagors may be expected to prepay or refinance Mortgage Loans that carry interest rates significantly higher than then-current interest rates for mortgage loans. Consequently, the amount of principal distributions available to an investor for reinvestment at such low prevailing interest rates may be relatively large.
                              Conversely, slow rates of prepayments on the Mortgage Loans may coincide with periods of high prevailing market interest rates. During such periods, it is less likely that mortgagors will elect to prepay or refinance Mortgage Loans and, therefore, the amount of principal distributions available to an investor for reinvestment at such high prevailing interest rates may be relatively small.

                              Weighted Average Life Volatility. One indication of the effect of varying prepayment rates on a security is the change in its weighted average life. The "weighted average life" of an Offered Certificate is the average amount of time that will elapse between the date of issuance of the Certificate and the date on which each dollar in reduction of the principal balance of the
                              Certificate is distributed to the investor. Low rates of prepayment may result in the extension of the weighted average life of a Certificate; high rates, in the shortening of such weighted average life. In general, if the weighted average life of a Certificate purchased at par is extended beyond that initially anticipated, such Certificate's market value may be adversely affected, even though the yield to maturity on the Certificate is unaffected. The weighted average lives of the Offered Certificates, under various prepayment scenarios, are displayed in the table appearing under the heading "Yield and Maturity Considerations-Weighted Average Life" herein.

                              [The following disclosure is applicable to Stripped Interest Certificates... The Stripped Interest Certificates. The Class S Certificates are interest-only Certificates and are not entitled to any distributions in respect of principal. The yield to maturity of the Class S Certificates will be especially sensitive to the prepayment, repurchase and default experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal payments that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. See "Risk Factors-Yield Sensitivity of the Class S Certificates" and "Yield and Maturity Considerations-Yield Sensitivity of the Class S Certificates" herein.]

P&I Advances..................[Subject to  a  recoverability   determination  as
                              described herein, the Master Servicer is required to make advances (each, a "P&I Advance") with respect to each Distribution Date in an amount that is generally equal to the aggregate of: (i) all delinquent payments of principal and interest (net of related servicing fees) on the Mortgage Loans, other than delinquent Balloon Payments, scheduled to be due during the related Due Period;
                              (ii) in the case of each Mortgage Loan delinquent in respect of its Balloon Payment, an amount equal to 30 days' interest thereon (net of related servicing fees), but only to the extent that the related borrower has not made a payment sufficient to cover such amount under any forbearance arrangement or otherwise, which payment has been included in the Available Distribution Amount for such Distribution Date; and (iii) in the case of each REO Property, an amount equal to 30 days' imputed interest with respect thereto (net of related servicing fees), but only to the extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date.

                              As more fully described herein, the Master Servicer will be entitled to interest on any P&I Advances made, and certain servicing expenses incurred, by it or on its behalf. Such interest will accrue from the date any such P&I Advance is made or such servicing expense is incurred at an annualized rate equal to -----% (the "Master Servicer Reimbursement Rate") and will be paid, contemporaneously with the reimbursement of such P&I Advance or such servicing expense, out of general collections on the Mortgage Pool then on deposit in the Certificate Account. See "Description of the Certificates-P&I Advances" herein and "Description of the Certificates-Advances in Respect of Delinquencies" and "Description of the Pooling Agreements-Certificate Account" in the Prospectus.]

Subordination.................The rights of holders of the Class B  Certificates and each Class of the Private Certificates (collectively, the "Subordinate Certificates") to receive distributions of amounts collected or advanced on the Mortgage Loans will, in each case, be subordinated, to the extent described herein, to the rights of holders of the Class A Certificates and each other Class of Subordinate Certificates, if any, with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Class A Certificates of the full amount of Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to the entire Certificate Balance of the Class A Certificates. Similarly, but to a lesser degree, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B Certificates of the full amount of
                              Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to the entire Certificate Balance of the related Class of Certificates. The protection afforded to the holders of each Class of Offered Certificates by means of the subordination of each other Class of Certificates with a later alphabetical Class designation will be accomplished by the application of the Available Distribution Amount on each Distribution Date in the order described above in this Summary under "Description of the Certificates-Distributions". No other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

Optional Termination..........At its option,  the Master  Servicer  may purchase all of the Mortgage Loans and REO Properties, and thereby effect termination of the Trust Fund and early retirement of the then outstanding Certificates, on any Distribution Date on which the remaining aggregate Stated Principal Balance of the Mortgage Pool is less than ----% of the Initial Pool Balance. See "Description of the Certificates-Termination" herein and in the Prospectus.

Certain Federal Income
   Tax Consequences...........Beneficial owners of the Offered Certificates will be required to report income thereon in accordance with the accrual method of accounting. [It is anticipated that the Class ----- Certificates will be issued with original issue discount in an amount equal to the excess of the initial Class Certificate Balances thereof (plus ----- days of interest at the pass-through rates thereon) over their respective issue prices (including accrued interest). It is further anticipated that the Class ------ Certificates will be issued at a premium and that the Class ----- Certificates will be issued with de minimis original issue discount for federal income tax purposes. Although not free from doubt, it is anticipated that the Class ----- Certificates will be treated as issued with original issue discount in an amount equal to the excess of all distributions of principal and interest thereon over their issue price (including accrued interest), and the Company intends to report income in respect of such Class of Certificates in this manner.] See "Certain Federal Income Tax Consequences" in the Prospectus.

ERISA Considerations..........A fiduciary of any employee  benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (a "Plan") should review carefully with its legal advisors whether the purchase or holding of
                              Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable to an investment therein.

                              [The U.S. Department of Labor has issued to The Chase Manhattan Corporation (formerly known as Chemical Banking Corporation) an individual prohibited transaction exemption, Prohibited Transaction Exemption 90-33, that generally exempts from the application of certain of the prohibited transaction provisions of Section 406 of ERISA and the excise taxes imposed on such prohibited transactions by Section 4975(a) and (b) of the Internal Revenue Code of 1986, as amended (the "Code"), transactions relating to the purchase, sale and holding of pass-through certificates underwritten by the Underwriter, as an affiliate of The Chase Manhattan Corporation, and the servicing and operation of related asset pools, provided that certain conditions are satisfied.]

                              [The Depositor expects that Prohibited Transaction Exemption 90-33 will generally apply to the Class A Certificates, but it will not apply to the Class B Certificates. As a result,] no transfer of a [Class B] Certificate or any interest therein may be made to a Plan or to any person who is directly or indirectly purchasing such [Class B] Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee (at its own expense) provides the Certificate Registrar (as identified herein) with a certification and an opinion of counsel which establish to the Certificate Registrar's satisfaction that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under
                              Section 4975 of the Code. See "ERISA Considerations" herein and in the Prospectus.

Rating........................It is a condition of their issuance that the Class
                              A and Class B Certificates be rated not lower than "----" and "----", respectively, by ------------
                              ([collectively,] the "Rating Agenc[ies]"). A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments of Mortgage Loans, or the corresponding effect on yield to investors. [The following disclosure is applicable to Stripped Interest Certificates... A security rating does not address the frequency or likelihood of prepayments (whether voluntary or involuntary) of Mortgage Loans, or the possibility that, as a result of prepayments, investors in the Class S Certificates may realize a lower than anticipated yield or may fail to recover fully their initial investment.] See "Rating" herein and "Risk Factors-Limited Nature of Ratings" in the Prospectus.

Legal Investment............  [The   Class  A   Certificates   will   constitute
                              "mortgage related  securities" for purposes of the
                              Secondary Mortgage Market Enhancement Act of 1984,
                              as  amended  ("SMMEA"),  for so long  as they  are
                              rated in one of the two highest ratings categories
                              by one or more nationally  recognized  statistical
                              rating  organizations  and,  as  such,  are  legal
                              investments  for  certain  entities  to the extent
                              provided in SMMEA. Such investments, however, will
                              be subject to  general  regulatory  considerations
                              governing  investment  practices  under  state and
                              federal  law.  In  addition,   institutions  whose
                              investment  activities  are  subject  to review by
                              federal or state regulatory  authorities may be or
                              may become subject to  restrictions,  which may be
                              retroactively    imposed   by   such    regulatory
                              authorities,    on   the    investment   by   such
                              institutions in certain forms of mortgage related securities.

                              [The Class B Certificates will not be "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984. As a result, the appropriate characterization of the Class B Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Class B Certificates, may be subject to significant interpretative uncertainties.]

                              Investors should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "Legal Investment" herein and in the Prospectus.

                                  RISK FACTORS

         Prospective purchasers of Offered Certificates should consider, among other things, the following risk factors (as well as the risk factors set forth under "Risk Factors" in the Prospectus) in connection with an investment therein.

The Certificates

         Limited Liquidity. There is currently no secondary market for the Offered Certificates. The Depositor has been advised by the Underwriter that it currently intends to make a secondary market in the Offered Certificates; however, it has no obligation to do so and any market making may be discontinued at any time. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will provide holders of Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates. The Offered Certificates will not be listed on any securities exchange. See "Risk Factors-Secondary Market" in the Prospectus.

         Variability in Yield; Priority of Payments. The yield on any Offered Certificate will depend on, among other things, the Pass-Through Rate in effect from time to time for such Certificate, which, for any Distribution Date, will equal the Weighted Average Effective Net Mortgage Rate for such date. Accordingly, the yield on the Offered Certificates will be sensitive to adjustments to the Mortgage Rates on the ARM Loans and to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of Mortgage Loans. See "Description of the Certificates-Distributions-Pass-Through Rate" herein.

          The yield on any Offered Certificate that is purchased at a discount or premium will also be affected by the rate and timing of principal payments on such Certificate, which in turn will be affected by (i) the rate and timing of principal payments (including principal prepayments) and other principal collections on the Mortgage Loans, (ii) the availability from time to time of amounts other than Distributable Principal to amortize the Certificate Balances of the respective Classes of Certificates, and (iii) the extent to which the items described in subclauses (i) and (ii) are applied on any Distribution Date in reduction of the Certificate Balance of the Class to which such Certificate belongs. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely to the holders of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely to the holders of the Class B Certificates, until the Certificate Balance thereof is reduced to zero. The amount of the Unscheduled Principal Distribution Amount for any Distribution Date will be dependent in part upon the amount of principal prepayments received during the related Due Period. See "-The Mortgage Loans-Prepayments" herein. In addition, as and to the extent described herein, distributions in respect of an Uncovered Portion of the Certificate Balance of any Class of Regular Certificates will be applied, to the extent of such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of Regular Certificates and each other Class of Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of such Class designations. See "Description of the Certificates-Distributions-Priority" and "-Distributions-Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. Because it is impossible to predict accurately the timing and amount of principal prepayments and other unscheduled recoveries of principal, if any, that will be received, or the availability from time to time of any amounts other than Distributable Principal to amortize the Certificate Balances of the respective Classes of Certificates, investors may find it difficult to analyze the effect that such items might have on the yield and weighted average lives of the Offered Certificates.

         Furthermore, the yield on any Offered Certificate also will be affected by the rate and timing of delinquencies and defaults on the Mortgage Loans and the severity of ensuing losses. As and to the extent described herein, the Private Certificates are subordinate in right and time of payment to the Offered Certificates and will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans prior to the Offered Certificates; and the Class B Certificates are subordinate in right and time of payment to the Class A Certificates and will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans prior to the Class A Certificates. See "Description of the Mortgage Pool", "Description of the
Certificates-Distributions" and "-Subordination" and "Yield and Maturity Considerations" herein and "Yield and Maturity Considerations" in the Prospectus.

[The following disclosure is applicable to Stripped Interest Certificates...

         Yield Sensitivity of the Class S Certificates. The yield to maturity of the Class S Certificates will be especially sensitive to the prepayment, repurchase and default experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rate of principal payments that is more rapid than expected by investors will have a material negative effect on the yield to maturity of the Class S Certificates. There can be no assurance that the Mortgage Loans will prepay at any particular rate. Further, because the Notional Amount of the Class S Certificates is equal to the Certificate Balance of the Class A Certificates, any amount distributable in respect of principal of the Class A Certificates will have a negative effect on the yield to maturity of the Class S Certificates. Prospective investors in the Class S Certificates should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment. See "Yield and Maturity Considerations-Yield Sensitivity of the Class S Certificates" herein.]

The Mortgage Loans

         Nature of the Mortgaged Properties. The Mortgaged Properties consist solely of multifamily and commercial properties. Lending on the security of multifamily residential and commercial property is generally viewed as exposing the lender to a greater risk of loss than lending upon the security of one- to four-family residences. In contrast to lending on the security of single-family residences, multifamily residential and commercial lending typically involves larger loans to a single obligor or group of related obligors. Furthermore, the repayment of loans secured by income producing properties is typically dependent upon the successful operation of the related real estate project, which in turn is dependent upon, among other things, the supply and demand for comparable rental space in the relevant locale and the performance of the property manager. If the cash flow from the project is reduced (for example, if leases are not obtained or renewed), the obligor's ability to repay the loan may be impaired and the resale value of the particular property may decline. In addition, the successful operation of a multifamily rental or self-storage property may be affected by circumstances outside the control of the borrower or lender, such as the deterioration of the surrounding neighborhood, the imposition of rent control or changes in the zoning or tax laws. Historical operating results of the Mortgaged Properties may not be comparable to future operating results. See "Risk Factors-Risks Associated with Certain Mortgage Loans and Mortgaged Properties" in the Prospectus.

         Limited Recourse. The Mortgage Loans are not insured or guaranteed by any governmental entity or private mortgage insurer. The Depositor has not undertaken any evaluation of the significance of the recourse provisions of any of a number of the Mortgage Loans that provide for recourse against the related borrower or another person in the event of a default. Accordingly, investors should consider all of the Mortgage Loans to be non-recourse loans as to which recourse in the case of default will be limited to the specific property and such other assets, if any, as were pledged to secure a Mortgage Loan.

         Environmental Law Considerations. [The Mortgage Loan Seller has represented and warranted in the Mortgage Loan Purchase Agreement that an environmental site assessment was conducted in connection with the origination of each Mortgage Loan. Furthermore, the Mortgage Loan Seller has agreed that, in the event of a material breach of such representation and warranty, it will either cure the breach or repurchase the affected Mortgage Loan. The Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement will be assigned, together with the related cure and repurchase obligations, by the Depositor to the Trustee in connection with the Depositor's assignment of its interests in the Mortgage Loans. Furthermore, the Mortgage Loan Seller's repurchase obligation will constitute the sole remedy to Certificateholders and the Trustee for any material breach of such representation and warranty, and neither the Depositor nor any of its affiliates will be obligated to repurchase the affected Mortgage Loan if the Mortgage Loan Seller defaults on its obligation to do so. See "Description of the Mortgage Pool-Representations and Warranties; Repurchases" herein.]

         The Pooling and Servicing Agreement requires that the Master Servicer obtain an environmental site assessment of a Mortgaged Property prior to acquiring title thereto or assuming its operation. Such prohibition effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable for a material adverse environmental condition at the Mortgaged Property. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability for a materially adverse environmental condition at any Mortgaged Property. Given the limited scope of environmental site assessments, an environmental condition that may affect or exist on or around a particular Mortgaged Property may not have been discovered during the course of such environmental site assessment (including regulatory file reviews). Moreover, the severity of an environmental condition discovered during an environmental site assessment may not have been revealed fully because of the limited nature of the investigation. In addition, environmental conditions may develop after completion of the environmental site assessments, by operation of the property or otherwise. See "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans", "Risk Factors-Environmental Risks" and "Certain Legal Aspects of Mortgage Loans-Environmental Legislation" in the Prospectus.

         Geographic Concentration. ------ Mortgage Loans, which represent ----% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in -------------. In general, that concentration increases the exposure of the Mortgage Pool to any adverse economic or other developments that may occur in ---------. In recent periods, -------------- (along with other regions of the United States) has experienced a significant downturn in the market value of real estate.

         Concentration of Mortgage Loans and Borrowers. Several of the Mortgage Loans have Cut-off Date Balances that are substantially higher than the average Cut-off Date Balance. In general, concentrations in a mortgage pool of loans with larger-than-average balances can result in losses that are more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were more evenly distributed. Concentration of borrowers also poses increased risks. For instance, if a borrower that owns several Mortgaged Properties experiences financial difficulty at one Mortgaged Property, or at another income-producing property that it owns, it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting Monthly Payments for an indefinite period on all of the related Mortgage Loans.

         Adjustable Rate Mortgage Loans. -------- of the Mortgage Loans, which represent ----% of the Initial Pool Balance, are ARM Loans. Increases in the required Monthly Payments on ARM Loans in excess of those assumed in the original underwriting of such loans may result in a default rate higher than that on mortgage loans with fixed mortgage rates.

         Balloon Payments. None of the Mortgage Loans is fully amortizing over its term to maturity. Thus, each Mortgage Loan will have a substantial payment (that is, a Balloon Payment) due at its stated maturity unless prepaid prior thereto. Loans with Balloon Payments involve a greater risk to the lender than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property. See "Risk Factors-Balloon Payments" in the Prospectus.

         In order to maximize recoveries on defaulted Mortgage Loans, the Pooling and Servicing Agreement enables the Master Servicer to extend and modify Mortgage Loans that are in material default or as to which a payment default (including the failure to make a Balloon Payment) is imminent; subject, however, to the limitations described under "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein. There can be no assurance, however, that any such extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a Balloon Payment that would otherwise be distributable in respect of a Class of Offered Certificates, whether such delay is due to borrower default or to modification of the related Mortgage Loan by the Master Servicer, will likely extend the weighted average life of such Class of Offered Certificates. See "Yield and Maturity Considerations" herein and in the Prospectus.

         Management. The successful operation of a real estate project is dependent upon the performance and viability of the property manager of such project. The property manager is responsible for responding to changes in the local market, planning and implementing the rental structure, including establishing levels of rent payments, and advising the borrowers so that maintenance and capital improvements are carried out in a timely fashion. There is no assurance regarding the performance of any operator and/or managers or persons who may become operators and/or managers upon the expiration or termination of leases or management agreements or following any default or foreclosure under a Mortgage Loan.

         Self-Storage   Facilities.   Self-storage   properties  are  considered
vulnerable to competition, because both acquisition costs and break-even occupancy are relatively low. The conversion of self-storage facilities to alternative uses would generally require substantial capital expenditures. Thus, if the operation of any of the self-storage Mortgaged Properties becomes unprofitable due to decreased demand, competition, age of improvements or other factors such that the borrower becomes unable to meet its obligations on the related Mortgage Loan, the liquidation value of that self-storage Mortgaged Property may be substantially less, relative to the amount owing on the Mortgage Loan, than would be the case if the self-storage Mortgaged Property were readily adaptable to other uses. Tenant privacy, anonymity and efficient access may heighten environmental risks. No environmental assessment of a Mortgaged Property included an inspection of the contents of the self-storage units included in the self-storage Mortgaged Properties and there is no assurance that all of the units included in the self-storage Mortgaged Properties are free from hazardous substances or other pollutants or contaminants or will remain so in the future.


                        DESCRIPTION OF THE MORTGAGE POOL

General

         The Trust Fund will consist primarily of ---- conventional, balloon Mortgage Loans with an Initial Pool Balance of $---------------. Each Mortgage Loan is evidenced by a promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") that creates a first mortgage lien on a fee simple estate in a multifamily rental or commercial property (a "Mortgaged Property"). All percentages of the Mortgage Loans, or of any specified group of Mortgage Loans, referred to herein without further description are approximate percentages by aggregate Cut-off Date Balance.

         The Mortgage Loans will be acquired by the Depositor on or before the Delivery Date from ------------------ (the "Mortgage Loan Seller"), which either originated the Mortgage Loans or acquired them from their respective originators. See "-The Mortgage Loan Seller" herein.

         The Mortgage Loans were originated between 19-- and 19--. [While the Depositor has caused to be undertaken a limited review of the records and files related to the Mortgage Loans in connection with the issuance of the Certificates, none of the Mortgage Loans was "re-underwritten" or subjected to the type of review that would typically be made in respect of a newly originated mortgage loan. All of the Mortgaged Properties were inspected by or on behalf of the Depositor within the ---- month period preceding the Cut-off Date to assess their general condition, which in virtually all cases was determined to be average or better. However, no Mortgaged Property was re-appraised by or on behalf of the Depositor to assess its current value, and no evaluation was made as to the extent of deferred maintenance at any Mortgaged Property or whether adequate reserves, if any, have been escrowed to cover such.]

Certain Payment Characteristics

         --- of the Mortgage Loans, which represent ----% of the Initial Pool Balance, have Due Dates that occur on the first day of each month. The remaining Mortgage Loans have Due Dates that occur on the ------- (----% of the Mortgage Loans), ------- (----% of the Mortgage Loans), ------- (----% of the Mortgage Loans), and ------- (----% of the Mortgage Loans) day of each month.

         ------------- of the Mortgage Loans (the "ARM Loans"), which represent ----% of the Initial Pool Balance, bear interest at Mortgage Rates that are subject to adjustment on periodically occurring Interest Rate Adjustment Dates by adding the related Gross Margin to the value of a base index (an "Index"), subject in ------- cases to rounding conventions and lifetime minimum and/or maximum Mortgage Rates and, in the case of ---------- Mortgage Loans, which represent ----% of the Initial Pool Balance, to periodic minimum and/or maximum Mortgage Rates. The remaining Mortgage Loans (the "Fixed Rate Loans") bear interest at fixed Mortgage Rates. None of the ARM Loans is convertible into a Fixed Rate Loan.

         [Identify Mortgage Loan Index] The adjustments to the Mortgage Rates on the ARM Loans may in each case be based on the value of the related Index as available a specified number of days prior to an Interest Rate Adjustment Date, or may be based on the value of the related Index as most recently published as of an Interest Rate Adjustment Date or as of a designated date preceding an Interest Rate Adjustment Date. ----- of the ARM Loans, which represent ---% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur monthly; ---- of the ARM Loans, which represent ----% of the Initial Pool Balance, provide for Interest Rate Adjustment Date that occur semi-annually; and the remaining ARM Loans provide for Interest Rate Adjustment Dates that occur annually.

         The Monthly Payments on each ARM Loan are subject to adjustment on each Payment Adjustment Date to an amount that would amortize fully the principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the Mortgage Rate in effect during the one month period preceding such Payment Adjustment Date. The ARM Loans provide for Payment Adjustment Dates that occur on the Due Date following each related Interest Rate Adjustment Date.

         All of the Mortgage Loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Mortgage Loans, thereby leaving substantial principal amounts due and payable (each such payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.

         No Mortgage Loan currently prohibits principal prepayments; however, [certain] of the Mortgage Loans impose fees or penalties ("Prepayment Premiums") in connection with full or partial prepayments. Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, to the extent not otherwise applied to offset Prepayment Interest Shortfalls, and may be waived by the Master Servicer in accordance with the servicing standard described under "Servicing of the Mortgage Loans-General" herein.

[The Index]

         Describe Index and include 5 year history.

Additional Mortgage Loan Information

         The following tables set forth the specified characteristics of, in each case as indicated, the ARM Loans, the Fixed Rate Loans or all the Mortgage Loans. The sum in any column may not equal the indicated total due to rounding.

         The following table sets forth the range of Mortgage Rates on the Mortgage Loans as of the Cut-off Date:


                      Mortgage Rates as of the Cut-off Date

                                       Number of        Aggregate                                  Percent by
                                       Mortgage          Cut-off            Percent by          Aggregate Cut-off
Range of Mortgage Rates(%)              Loans          Date Balance           Number               Date Balance
--------------------------              -----          ------------           ------               ------------













                                       -----------      --------------       --------------     -------------------
Total....................
                                       -----------      --------------       --------------     -------------------

 ---------------------------------------------
 Weighted Average
 Mortgage Rate (All Loans): -------% per annum
 ===============================================================================
 Weighted Average
 Mortgage Rate (ARM Loans): -------% per annum
 ===============================================================================
 Weighted Average
 Mortgage Rate (Fixed Rate Loans): --------% per annum




         The  following  table sets forth the range of Gross Margins for the ARM
Loans:

                         Gross Margins for the ARM Loans

                                      Number of        Aggregate                               Percent by
                                        ARM             Cut-off            Percent by      Aggregate Cut-off
Range of Gross Margins (%)             Leases         Date Balance           Number           Date Balance
--------------------------             ------         ------------           ------           ------------













                                       -----------      --------------       --------------     -------------------
Total....................
                                       -----------      --------------       --------------     -------------------

 ---------------------------------------------
 Weighted Average
 Gross Margin: --------%
 ==============================================================================

         The following table sets forth the frequency of adjustments to the Mortgage Rates and Monthly Payments of the ARM Loans.


                 Frequency of Adjustments to Mortgage Rates and
                       Monthly Payments for the ARM Loans

                                     Monthly                                                              Percent by
                 Mortgage Rate       Payment            Number of         Aggregate                       Aggregate
                  Adjustment        Adjustment         Mortgage            Cut-off        Percent by       Cut-off
                  Frequency         Frequency            Loans           Date Balance       Number       Date Balance
                  ---------         ---------            -----           ------------       ------       ------------










                 ------------       ------------        ------------       -----------     -----------     ----------
    Total........
                 ------------       ------------        ------------       -----------     -----------     ----------



         The following table sets forth the range of maximum lifetime Mortgage Rates for the ARM Loans to which such characteristic applies:




                Maximum Lifetime Mortgage Rates for the ARM Loans


                                                 Number of        Aggregate                                 Percent by
           Range of Maximum Lifetime                ARM            Cut-off              Percent by      Aggregate Cut-off
               Mortgage Rates(%)                   Loans        Date Balance              Number           Date Balance
               -----------------                   -----           -------                ------           ------------











           ---------------------------            --------        ----------            -----------         -----------------
Total
           ---------------------------            --------        ----------            -----------         -----------------

Weighted Average Maximum Lifetime
Mortgage Rate (ARM Loans): --------% per annum (A)


-----------------

(A) This calculation does not include the ---------- ARM Loans without maximum lifetime Mortgage Rates.

         The following table sets forth the range of minimum lifetime Mortgage Rates for the ARM Loans to which such characteristic applies:


                Minimum Lifetime Mortgage Rates for the ARM Loans


                                                 Number of          Aggregate                                     Percent by
           Range of Minimum Lifetime                ARM           Cut-off Date             Percent by         Aggregate Cut-off
               Mortgage Rates(%)                   Loans             Balance                 Number              Date Balance
               -----------------                   -----             -------                 ------              ------------









           -------------------------           -------------        -----------            -------------      --------------------
Total......
           -------------------------           -------------        -----------            -------------      --------------------

Weighted Average Minimum Lifetime
Mortgage Rate (ARM Loans): ------% per annum (A)


-----------------

(A) This calculation does not include the ----- ARM Loans without minimum lifetime Mortgage Rates.




         The following table sets forth the range of Cut-off Date Balances of the Mortgage Loans:


                              Cut-off Date Balances

                                                 Number of         Aggregate                                  Percent by
              Cut-off Date                       Mortgage           Cut-off           Percent by           Aggregate Cut-off
            Balance Range (%)                      Loans          Date Balance          Number               Date Balance
            -----------------                      -----          ------------          ------               ------------










          ---------------------                  --------         ------------         ----------         -------------------
Total......
          ---------------------                  --------         ------------         ----------         -------------------

Average Cut-off Date
Balance (All Loans):  $-----------


Average Cut-off Date
Balance (ARM Loans):  $-----------


Average Cut-off Date
Balance (Fixed Rate Loans):  $-----------

         The following tables set forth the original and remaining terms to stated maturity (in months) of the Mortgage Loans:


                  Original Term to Stated Maturity (in Months)

                                                 Number of         Aggregate                               Percent by
            Range of Original                    Mortgage           Cut-off            Percent by      Aggregate Cut-off
            Term (In Months)                       Loans         Date Balance            Number           Date Balance
            ----------------                       -----          ----------             ------           ------------










          ---------------------                  --------         ------------         ----------       -------------------
Total......
          ---------------------                  --------         ------------         ----------       -------------------

 Weighted Average Original
 Term to Stated Maturity
 (All Loans): ----- months


 Weighted Average Original
 Term to Stated Maturity
 (ARM Loans): ----- months


 Weighted Average Original
 Term to Stated Maturity
 (Fixed Rate Loans): ----- months




                  Remaining Term to Stated Maturity (in Months)
                             as of the Cut-off Date


                                                  Number of       Aggregate                              Percent by
            Range of Remaining                    Mortgage         Cut-off            Percent by      Aggregate Cut-off
             Term (In Months)                      Loans         Date Balance           Number          Date Balance
             ----------------                      -----        --------------          ------           ------------










          ---------------------                  --------         ------------         ----------       -------------------
Total......
          ---------------------                  --------         ------------         ----------       -------------------


 Weighted Average Remaining
 Term to Stated Maturity
 (All Loans): ----- months


 Weighted Average Remaining
 Term to Stated Maturity
 (ARM Loans): ----- months


 Weighted Average Remaining
 Term to Stated Maturity
 (Fixed Rate Loans): ----- months

         The following table sets forth the respective years in which the Mortgage Loans were originated:


                               Year of Origination

                                                 Number of        Aggregate                                 Percent by
                                                 Mortgage          Cut-off               Percent by      Aggregate Cut-off
                   Year                            Loans        Date Balance               Number           Date Balance
                   ----                            -----        ------------               ------           ------------










                  -------                        --------         ------------           ----------     -------------------
Total............
                  -------                        --------         ------------           ----------     -------------------



          The following table sets forth the respective years in which the Mortgage Loans are scheduled to mature. The table provides an indication (which does not account for any scheduled amortization or prepayments), of the concentration of Balloon Payments that will be due in those years with respect to the Mortgage Loans. See "Risk Factors-Balloon Payments" herein.



                           Year of Scheduled Maturity


                                                 Number of        Aggregate                                 Percent by
                                                 Mortgage          Cut-off               Percent by      Aggregate Cut-off
                   Year                            Loans        Date Balance               Number           Date Balance
                   ----                            -----        ------------               ------           ------------










                  -------                        --------         ------------           ----------     -------------------
Total............
                  -------                        --------         ------------           ----------     -------------------

          The following table sets forth the range of Cut-off Date LTV Ratios of the Mortgage Loans. A "Cut-off Date LTV Ratio" is a fraction, expressed as a percentage, the numerator of which is the Cut-off Date Balance of a Mortgage Loan, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. A Cut-off Date LTV Ratio, because it is based on the value of a Mortgaged Property determined as of loan origination, is not necessarily a reliable measure of the borrower's current equity in that Mortgaged Property. In a declining real estate market, the fair market value of the Mortgaged Property could have decreased from the value determined at origination, and the actual loan-to-value ratio of a Mortgage Loan may be higher than its Cut-off Date LTV Ratio.




                                              Cut-off Date LTV Ratios



                                                 Number of        Aggregate                              Percent by
            Range of Cut-off Date                Mortgage          Cut-off            Percent by      Aggregate Cut-off
              LTV  Ratios (%)                      Loans         Date Balance           Number          Date Balance
             ----------------                      -----        ----------------        ------           ------------



          ---------------------                  --------         ------------         ----------       -------------------
Total......
          ---------------------                  --------         ------------         ----------       -------------------

 Weighted Average Cut-off
 Date LTV Ratio
 (All Loans): -----%


 Weighted Average Cut-off
 Date LTV Ratio
 (ARM Loans): -----%


 Weighted Average Cut-off
 Date LTV Ratio
 (Fixed Rate Loans): -----%

         The following table sets forth the range of Debt Service Coverage Ratios for the Mortgage Loans as of the Cut-off Date. The "Debt Service Coverage Ratio" for any Mortgage Loan is the ratio of Net Operating Income produced by the related Mortgaged Property for the period (annualized if the period was less than one year) covered by an operating statement to the amount of the Monthly Payment in effect as of the Cut-off Date multiplied by 12. "Net Operating
Income" is the revenue derived from the use and operation of a Mortgaged Property (consisting primarily of rental income and deposit forfeitures), less operating expenses (such as utilities, general administrative expenses, management fees, advertising, repairs and maintenance), and further less fixed expenses (such as insurance and real estate taxes). Net Operating Income generally does not reflect capital expenditures. The following table was prepared using operating statements obtained from the respective mortgagors. In each case, the information contained in such operating statements was unaudited, and the Depositor has made no attempt to verify its accuracy. In the case of ----- Mortgage Loans (---- ARM Loans and ---- Fixed Rate Loans), operating statements could not be obtained, and accordingly, Debt Service Coverage Ratios for those Mortgage Loans were not calculated. The last day of the period (which may not correspond to the end of the calendar year most recent to the Cut-off
Date) covered by each operating statement from which a Debt Service Coverage Ratio was calculated is set forth in Annex A with respect to the related Mortgage Loan.


                          Debt Service Coverage Ratios
                             as of the Cut-off Date



                                                 Number of        Aggregate                               Percent by
            Range of Debt Service                Mortgage          Cut-off            Percent by       Aggregate Cut-off
              Coverage Ratios                      Loans         Date Balance           Number           Date Balance
              ----------------                     -----        ----------------        ------           ------------


Not Calculated (A)
          ---------------------                  --------         ------------         ----------       -------------------
Total......
          ---------------------                  --------         ------------         ----------       -------------------

          Weighted Average
          Debt Service Coverage Ratio
          (All Loans): -------x(B)


          Weighted Average
          Debt Service Coverage Ratio
          (ARM Loans): -------x(C)


          Weighted Average
          Debt Service Coverage Ratio
          (Fixed Rate Loans): -------x(D)

--------------------------------------------
--------------------------------------------

(A) The Debt Service Coverage Ratios for these Mortgage Loans were not calculated due to a lack of available operating statements.

(B) This calculation does not include the -------- Mortgage Loans as to which Debt Service Coverage Ratios were not calculated.

(C) This calculation does not include the -------- ARM Loans as to which Debt Service Coverage Ratios were not calculated.

(D) This calculation does not include the ------ Fixed Rate Loans as to which Debt Service Coverage Ratios were not calculated.

         The Mortgage Loans are secured by Mortgaged Properties located in ----- different states. The following table sets forth the states in which the Mortgaged Properties are located:


                             Geographic Distribution



                                                 Number of      Aggregate                                   Percent by
                                                 Mortgage         Cut-off               Percent by      Aggregate Cut-off
                  State                           Loans        Date Balance               Number           Date Balance
                  ----                            -----        ------------               ------           ------------




                  -------                        --------         ------------           ----------     -------------------
Total............
                  -------                        --------         ------------           ----------     -------------------

          Specified in Annex A to this Prospectus Supplement are the foregoing and certain additional characteristics of the Mortgage Loans set forth on a loan-by-loan basis. Certain additional information regarding the Mortgage Loans is contained herein under "-Underwriting Standards", "-Assignment of the Mortgage Loans; Repurchases" and "-Representations and Warranties; Repurchases" and in the Prospectus under "Description of the Trust Funds" and "Certain Legal Aspects of Mortgage Loans".

The Mortgage Loan Seller

         General. On or prior to the Delivery Date, the Depositor will acquire the Mortgage Loans from ------------- (the "Mortgage Loan Seller") pursuant to a Mortgage Loan Purchase Agreement, dated [the date hereof], between the Depositor and the Mortgage Loan Seller (the "Mortgage Loan Purchase Agreement"). [The Mortgage Loan Seller originated --- of the Mortgage Loans, which represent ---% of the Initial Pool Balance, and acquired the remaining Mortgage Loans from the respective originators thereof, generally in accordance with the underwriting criteria described below under "-Underwriting Standards".]

         [The Mortgage Loans Seller [, a wholly-owned subsidiary of ----------,] is a ----------------- organized in ---- under the laws of -------------------.
As of December 31, 199-, the Mortgage Loan Seller had a net worth of approximately $-----------------, and currently holds and services for its own account a total residential and commercial mortgage loan portfolio of approximately $------------------, of which approximately $------------------
constitutes multifamily mortgage loans, approximately $--------------- constitutes self-storage facility mortgage loans, [and approximately $--------------- constitutes other types of commercial mortgage loans].]

         The information set forth herein concerning the Mortgage Loan Seller, the delinquency, foreclosure and loss experience of its mortgage loan portfolio and its underwriting standards has been provided by the Mortgage Loan Seller, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

         [Delinquency and Foreclosure Experience. The following table sets forth certain information concerning the delinquency experience (including pending foreclosures) on the Mortgage Loan Seller's portfolio of multifamily and commercial mortgage loans held and serviced for its own account. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until 30 days past due on a contractual basis.


                                   As of December 31, 199      As of December 31, 199       As of         , 199
                                   -------------------------   -------------------------    -------------------------
                                   By Number     By Dollar     By Number      By Dollar    By Number     By Dollar
                                    of Loans     Amount of      of Loans      Amount of      of Loans     Amount of
                                   ---------       Loans       ---------       Loans       ---------       Loans
                                                 ---------                    --------                   ----------
                                                             (Dollar Amounts in Millions)

 Total Multifamily
 Mortgage Loans...............                  $                           $                            $
                                  ---------     -----------    ---------    -------------   ----------   -----------
 Total Self-Storage Facility
 Mortgage Loans...............                  $                           $                            $
                                  ---------     -----------    ---------    -------------   ----------   -----------
 [Total Other Types of
 Commercial Mortgage Loans]...                  $                           $                            $
                                  ---------     -----------    ---------    -------------   ----------   -----------
 Period of Delinquency
      30 to 59 days...........
      60 to 89 days...........
      90 days or more.........
 Total Delinquent Loans.......    ---------      ----------     --------    -------------    ----------   -----------
                                  ---------      ----------     --------    -------------    ----------   -----------
 Foreclosures
 pending(1)...................
 Real Estate Owned............

------------------------------
(1)   Includes bankruptcies which stay foreclosure.

         The following table presents, for the Mortgage Loan Seller's portfolio of multifamily and commercial mortgage loans held and serviced for its own account, the net gains (losses) resulting from foreclosures and the disposition of properties acquired in foreclosure or by deed in lieu of foreclosure during the periods indicated.


                                        Year Ended December 31,                          Months Ended
                                ------------------------------------------     ---------------------------     ------

                                  199                        199                    199                199
                                -----------------    ---------------------     -------------     ---------------------

Net gains (losses)(1)

----------------------------
(1) Gains (losses) are defined as proceeds from sale less outstanding principal balance less certain capitalized costs related to the foreclosure and/or disposition of the related property (exclusive of accrued interest).

         There can be no assurance that the delinquency and foreclosure experience of the Mortgage Loans comprising the Mortgage Pool will correspond to the delinquency, foreclosure and loss experience of the Mortgage Loan Seller's total multifamily and commercial mortgage loan portfolio set forth in the foregoing tables. The aggregate delinquency, foreclosure and loss experience on the Mortgage Loans comprising the Mortgage Pool will depend on the results obtained over the life of the Mortgage Pool.]

Underwriting Standards

         [All of the Mortgage Loans were originated or acquired by the Mortgage Loan Seller, generally in accordance with the underwriting criteria described herein.

         [Description of underwriting standards.]

         The Depositor believes that the Mortgage Loans selected for inclusion in the Mortgage Pool from the Mortgage Loan Seller's portfolio were not so selected on any basis which would have a material adverse effect on the Certificateholders.]

Assignment of the Mortgage Loans; Repurchase

         On or prior to the Delivery Date, the Depositor will assign its interests in the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. In connection with such assignment, the Depositor will require the Mortgage Loan Seller to deliver to the Trustee or to a document custodian appointed by the Trustee (a "Custodian"), among other things, the following documents with respect to each Mortgage Loan (collectively, as to such Mortgage Loan, the "Mortgage File"): [(i) the original Mortgage Note, endorsed (without recourse) to the order of Trustee; (ii) the original Mortgage or a certified copy thereof, together with originals or certified copies of any intervening assignments of such document, in each case with evidence of recording thereon; (iii) the original or a certified copy of any related assignment of leases, rents and profits (if such item is a document separate from the Mortgage), together with originals or certified copies of any intervening assignments of such document, in each case with evidence of recording thereon; (iv) the original or a certified copy of any related security agreement (if such item is a document separate from the Mortgage), together with originals or certified copies of any intervening assignments of such document;
(v) an assignment of the Mortgage in favor of the Trustee,  in recordable  form;
(vi) an assignment of any related assignment of leases, rents and profits (if such item is a document separate from the Mortgage) in favor of the Trustee, in recordable form; (vii) an assignment of any related security agreement (if such item is a document separate from the Mortgage) in favor of the Trustee; (viii) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed; (ix) the original lender's title insurance policy issued on the date of the origination of such Mortgage Loan or, with respect to each Mortgage Loan as to which a lender's title insurance policy has not yet been issued, a preliminary title report or a title insurance commitment or binder or, with respect to each Mortgage Loan not covered by a lender's title insurance policy, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located; and (x) the original of any guaranty of the borrower's obligations under the related Mortgage Note.]

         The Trustee or a Custodian on its behalf will be required to review each Mortgage File within a period of --- days of the receipt thereof, and the Trustee or a Custodian on its behalf will hold such documents in trust for the benefit of the Certificateholders. If any of the above-described documents is found during the course of such review to be missing from any Mortgage File or defective, and in either case such omission or defect materially and adversely affects the value of any Mortgage Loan or the interests of Certificateholders therein, the Trustee will be required to notify the Master Servicer, the Depositor and the Mortgage Loan Seller. In any such case, and if the Mortgage Loan Seller cannot deliver the document or cure the defect within a period of --- days following its receipt of such notice, then, except as otherwise provided below, the Mortgage Loan Seller will be obligated pursuant to the Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such ----day period at a price (the "Purchase Price") equal to the sum of (i) the unpaid principal balance of such Mortgage Loan, (ii) unpaid accrued interest on such Mortgage Loan at the Mortgage Rate from the date to which interest was last paid to the Due Date in the Due Period in which the purchase is to occur, (iii) certain servicing expenses that are reimbursable to the Master Servicer, and (iv) any unpaid accrued interest at the Master Servicer Reimbursement Rate that may be payable to the Master Servicer in respect of related unreimbursed P&I Advances and servicing expenses as described under "Description of the Certificates P&I Advances" herein. This repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any defect in or omission from a Mortgage File, and neither the Depositor nor any of its affiliates will be obligated to repurchase the affected Mortgage Loan if the Mortgage Loan Seller defaults on its obligation to do so. Notwithstanding the foregoing, if a document is missing from any Mortgage File because it has been submitted for recording, and neither such document nor a certified copy thereof, in either case with evidence of recording thereon, can be obtained because of delays on the part of the applicable recording office, then the Mortgage Loan Seller will not be required to repurchase the affected Mortgage Loan on the basis of such missing document so long as it continues in good faith to obtain such document or such certified copy.

         The Pooling and Servicing Agreement will require the Master Servicer promptly (and in any event within --- days of the Delivery Date) to cause each assignment of a Mortgage described in clause (v) of the second preceding paragraph and each assignment of an assignment of leases, rents and profits described in clause (vi) of the second preceding paragraph to be submitted for recording in the real property records of the jurisdiction in which the related Mortgaged Property is located except in states where, in the written opinion of local counsel acceptable to the Depositor and the Trustee, such recordation is not required to protect the Trustee's interests in the related Mortgage Loans against sale, further assignment, satisfaction or discharge by the Mortgage Loan Seller, the Master Servicer, any sub-servicers or the Depositor. See "Description of the Pooling Agreements-Assignment of Mortgage Loans; Repurchases" in the Prospectus.

Representations and Warranties; Repurchases

         In the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller has represented and warranted with respect to each Mortgage Loan, as of [the
Delivery Date], or as of such other date specifically provided in the representation and warranty, among other things, that:

              [Specify significant representations and warranties.]

         If the Master Servicer, the Trustee or the Depositor discovers a breach of any of the foregoing representations and warranties, and such breach materially and adversely affects the value of any Mortgage Loan or the interests of Certificateholders therein, the party making such discovery will be required to so notify each of the other parties and the Mortgage Loan Seller. In any such case, and if the Mortgage Loan Seller cannot cure such breach within a period of ---- days following its receipt of such notice, then the Mortgage Loan Seller will be obligated pursuant to the Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such ----day period at the applicable Purchase Price.

         The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any breach of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. [Thus, if the Mortgage Loan Seller were found to have breached its representation set forth in clause -- above regarding environmental matters, it would have no obligation to indemnify the Trust Fund for any consequent liability that the Trust Fund might have incurred for clean-up costs at the affected Mortgaged Property. However, because of the restrictions imposed by the Pooling and Servicing Agreement upon the ability of the Master Servicer to acquire title to a Mortgaged Property or to assume control of its operations, the Depositor believes that it is unlikely that the Trust Fund will incur any such liability. See "Risk Factors-Environmental Law Considerations" herein and "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans", "Risk Factors-Environmental Risks" and "Certain Legal Aspects of Mortgage Loans-Environmental Legislation" in the Prospectus.]

         The Mortgage Loan Seller will be the sole Warranting Party in respect of the Mortgage Loans, and neither the Depositor nor any of its affiliates will be obligated to repurchase any affected Mortgage Loan in connection with a breach of the Mortgage Loan Seller's representations and warranties if the Mortgage Loan Seller defaults on its obligation to do so. However, the Depositor will not include any Mortgage Loan in the Mortgage Pool if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made by the Mortgage Loan Seller regarding such Mortgage Loan will not be correct in all material respects. See "Description of the Pooling Agreements-Representations and Warranties; Repurchases" in the Prospectus.

Changes in Mortgage Pool Characteristics

         The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the time the Offered Certificates are issued, as adjusted for the scheduled principal payments due on or before the Cut-off Date. Prior to the issuance of the Offered Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Offered Certificates, unless including such Mortgage Loans would materially alter the characteristics of the Mortgage Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

         A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates on or shortly after the Delivery Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.


                         SERVICING OF THE MORTGAGE LOANS

General

         The Master Servicer will be required to service and administer the Mortgage Loans, either directly or through sub-servicers, on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing Agreement, the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in the same manner as would prudent institutional mortgage lenders and loan servicers servicing mortgage loans comparable to the Mortgage Loans in the jurisdictions where the Mortgaged Properties are located, and with a view to the maximization of timely and complete recovery of principal and interest, but without regard to: (i) any relationship that the Master Servicer or any affiliate of the Master Servicer may have with the related mortgagor; (ii) the ownership of any Certificate by the Master Servicer or any affiliate of the Master Servicer; (iii) the Master Servicer's obligation to make P&I Advances and advances to cover certain servicing expenses; and (iv) the Master Servicer's right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction.

         Set forth below, following the subsection captioned "-The Master Servicer", is a description of certain pertinent provisions of the Pooling and Servicing Agreement relating to the servicing of the Mortgage Loans. Reference is also made to the Prospectus, in particular to the section captioned "Description of the Pooling Agreements", for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement as they relate to the rights and obligations of the Master Servicer thereunder.

The Master Servicer

         [----------------------------------, a -------------------, will act as
Master Servicer with respect to the Mortgage Pool. Founded in ---- as a ------------, the Master Servicer today furnishes a variety of wholesale banking services. As of December 31, 19--, the Master Servicer had a net worth of approximately $----------, and a total mortgage loan servicing portfolio of approximately $-----------, of which approximately $------------- represented multifamily mortgage loans, approximately $------------------- represented self-storage facility mortgage loans, [and approximately $------------------- represented other types of commercial mortgage loans].]

         The offices of the Master  Servicer that will be primarily  responsible
for   servicing   and   administering   the   Mortgage   Pool  are   located  at
----------------------------.

         For so long as the long-term unsecured debt obligations of the Master Servicer are rated --- or better by ---------------------, the Master Servicer will not be required to maintain the errors and omissions policy described in the Prospectus under "Description of the Pooling Agreements-Certain Matters Regarding the Master Servicer and the Depositor".]

         The information set forth herein concerning the Master Servicer has been provided by the Master Servicer, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

Servicing and Other Compensation and Payment of Expenses

         The principal compensation to be paid to the Master Servicer in respect of its master servicing activities will be the Servicing Fee. The "Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to --------% per annum (the "Servicing Fee Rate") and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. As additional servicing compensation, the Master Servicer will be entitled to retain all assumption and modification fees, late charges and penalty interest and, as and to the extent described below, Prepayment Premiums and Prepayment Interest Excesses collected from mortgagors. In addition, the Master Servicer is authorized but not required to invest or direct the investment of funds held in the Certificate Account in certain short-term United States government securities and other obligations acceptable to the Rating Agencies ("Permitted Investments"), and the Master Servicer will be entitled to retain any interest or other income earned on such funds. Although the Master Servicer is required to service and administer the Mortgage Pool in accordance with the general servicing standard described under "-General" above and, accordingly, without regard to its right to receive compensation under the Pooling and Servicing Agreement, additional servicing compensation in the nature of assumption and modification fees, Prepayment Premiums and Prepayment Interest Excesses may under certain circumstances provide the Master Servicer with an economic disincentive to comply with such standard.

         [If a borrower voluntarily prepays a Mortgage Loan in whole or in part during any Due Period on a date that is prior to its Due Date in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment will be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accruing on the Certificates. If such a principal prepayment occurs during any Due Period after the Due Date for such Mortgage Loan in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment will exceed (such excess, a "Prepayment Interest Excess") the corresponding amount of interest accruing on the Certificates. As to any Due Period, to the extent Prepayment Interest Excesses and Prepayment Premiums collected for all Mortgage Loans are greater than Prepayment Interest Shortfalls incurred, such excess will be paid to the Master Servicer as additional servicing compensation.]

         [As and to the extent described herein under "Description of the Certificates-P&I Advances", the Master Servicer will be entitled to receive interest on P&I Advances and reimbursable servicing expenses, such interest to be paid, contemporaneously with the reimbursement of the related P&I Advance or servicing expense, out of any other collections on the Mortgage Loans.]

         The Master Servicer generally will be required to pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. However, the Master Servicer will be permitted to pay certain such expenses directly out of the Certificate Account and at times without regard to the relationship between the expense and the funds from which it is being paid. In connection therewith, the Master Servicer will be responsible for all fees of any sub-servicers, other than management fees earned in connection with the operation of an REO Property, which management fees the Master Servicer will be authorized to pay out of revenues received from such property (thereby reducing the portion of such revenues that would otherwise be available for distribution to Certificateholders). See "Description of the Certificates-Distributions-Method, Timing and Amount" herein and "Description of the Pooling Agreements-Certificate Account" and "-Servicing Compensation and Payment of Expenses" in the Prospectus.

Modifications, Waivers and Amendments

         The Master Servicer may agree to modify, waive or amend any term of any Mortgage Loan in a manner consistent with the servicing standard described herein, provided that such modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon. The Master Servicer also may agree to any other modification, waiver or amendment of the terms of a Mortgage Loan, but only if, in its judgment, a material default on the Mortgage Loan has occurred or a payment default is imminent, and such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation.

          To the extent consistent with the foregoing, the Master Servicer will be permitted: [describe permitted modification standards]

         The Master Servicer is required to notify the Trustee of any modification, waiver or amendment of any term of any Mortgage Loan, and must deliver to the Trustee or the related Custodian, for deposit in the related Mortgage File, an original counterpart of the agreement related to such modification, waiver or amendment, promptly (and in any event within [10] business days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are to be available for review during normal business hours at the offices of the Master Servicer. See "Description of the Certificates-Reports to Certificateholders; Available Information" herein.

Inspections; Collection of Operating Information

         The Master Servicer is required to perform a physical inspection of each Mortgaged Property at such times and in such manner as are consistent with the servicing standard set forth herein, but in any event (i) at least once per calendar year, commencing in the calendar year --------, and (ii), if any scheduled payment becomes more than 60 days delinquent on the related Mortgage Loan, as soon as practicable thereafter. The Master Servicer will be required to prepare a written report of each such inspection describing the condition of the Mortgaged Property and specifying the existence of any material vacancies in the Mortgaged Property, of any sale, transfer or abandonment of the Mortgaged
Property, of any material change in the condition or value of the Mortgaged Property, or of any waste committed thereon.

         With respect to each Mortgage Loan that requires the borrower to deliver such statements, the Master Servicer is also required to collect and review the annual operating statements of the related Mortgaged Property. [Most] of the Mortgages obligate the related borrower to deliver annual property operating statements. However, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor is the Master Servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing Mortgage Loan.

         Copies of the inspection reports and operating statements referred to above are to be available for review by Certificateholders during normal business hours at the offices of the [Trustee]. See "Description of the Certificates-Reports to Certificateholders; Available Information" herein.

Additional Obligations of the Master Servicer with Respect to ARM Loans

         The Master Servicer is responsible for calculating adjustments in the Mortgage Rate and the Monthly Payment for each ARM Loan and for notifying the related borrower of such adjustments. If the base index for any ARM Loan is not published or is otherwise unavailable, then the Master Servicer is required to select a comparable alternative index over which it has no direct control, that is readily verifiable and that is acceptable under the terms of the related Mortgage Note. If the Mortgage Rate or the Monthly Payment with respect to any ARM Loan is not properly adjusted by the Master Servicer pursuant to the terms of such Mortgage Loan and applicable law, the Master Servicer is required to deposit in the Certificate Account on or prior to the Due Date of the affected Monthly Payment, an amount equal to the excess, if any, of (i) the amount that would have been received from the borrower if the Mortgage Rate or Monthly Payment had been properly adjusted, over (ii) the amount of such improperly adjusted Monthly Payment, subject to reimbursement only out of such amounts as are recovered from the borrower in respect of such excess.


                         DESCRIPTION OF THE CERTIFICATES

General

         The Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of the Cut-off Date, among the Depositor, the Master Servicer and the Trustee (the "Pooling and Servicing Agreement"), and will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) the Mortgage Loans and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise (upon acquisition, an "REO Property"); (iii) such funds or assets as from time to time are deposited in the Certificate Account;
(iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans; and (v) certain rights of the Depositor under the Mortgage Loan Purchase Agreement relating to Mortgage Loan document delivery requirements and the representations and warranties of the Mortgage Loan Seller regarding the Mortgage Loans.

         The Certificates will consist of four classes to be designated as the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates. The Class A Certificates will have an initial Certificate Balance of $------------, which represents ----% of the Initial Pool Balance;
the Class B Certificates will have an initial Certificate Balance of $------------, which represents ----% of the Initial Pool Balance; the Class C Certificates will have an initial Certificate Balance of $------------, which represents ---% of the Initial Pool Balance; and the Class R Certificates will have a Certificate Balance of zero. The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. On each Distribution Date, the respective Certificate Balances of the Class A, Class B and Class C Certificates (the "Regular Certificates") will in each case be reduced by any amounts actually distributed on such Class of Certificates on such Distribution Date that are allocable to principal.

         Only the Class A and Class B Certificates (the "Offered Certificates") are offered hereby. The Class C and Class R Certificates (the "Private Certificates") have not been registered under the Securities Act of 1933 and are not offered hereby. [-----------------------------------, has agreed with the
Depositor to purchase the Class C and, except for a nominal interest therein, the Class R Certificates.]

         The Class A Certificates will be issued, maintained and transferred on the book-entry records of DTC and its Participants in denominations of $1,000 and in integral multiples thereof. The Class B Certificates will be issuable in fully registered, certificated form in denominations of $------------ and integral multiples of $1,000 in excess thereof, with one Class B Certificate evidencing an additional amount equal to the remainder of the initial Certificate Balance of such Class.

         The Class A Certificates will initially be represented by one or more global Certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No Class A Certificate Owner will be entitled to receive a Definitive Class A Certificate representing its interest in such Class, except under the limited circumstances described in the Prospectus under "Description of the Certificates-Book-Entry Registration and Definitive Certificates". Unless and until Definitive Class A Certificates are issued, all references to actions by holders of the Class A Certificates will refer to actions taken by DTC upon instructions received from Class A Certificate Owners through its Participants, and all references herein to payments, notices, reports and statements to holders of the Class A Certificates will refer to payments notices, reports and statements to DTC or Cede & Co., as the registered holder of the Class A Certificates, for distribution to Class A Certificate Owners through its Participants in accordance with DTC procedures. See "Description of the Certificates-Book-Entry Registration and Definitive Certificates" in the Prospectus.

         Until Definitive Class A Certificates are issued, interests in such Class will be transferred on the book-entry records of DTC and its Participants. The Class B Certificates may be transferred or exchanged, subject to certain restrictions on the transfer of such Certificates to Plans (see "ERISA Considerations" herein), at the offices of ----------------------------- located at -----------------------------------------------, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. ------------------------ will initially serve as registrar (in such capacity, the "Certificate Registrar") for purposes of recording and otherwise providing for the registration of the Offered Certificates and of transfers and exchanges of the Class B and, if issued, the Definitive Class A Certificates.

Distributions

         Method, Timing and Amount. Distributions on the Certificates will be made by the Master Servicer, to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, commencing in --------- 199-- (each, a "Distribution Date"). All such distributions (other than the final distribution on any Certificate) will be made to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last business day of the month preceding the month in which the related Distribution Date occurs. Each such distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Master Servicer with wiring instructions [no less than five business days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates with an aggregate initial principal amount of at least $5,000,000], or otherwise by check mailed to such Certificateholder. The final distribution on any Certificate will be made in like manner, but only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. All distributions made with respect to a Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. The "Percentage
Interest" evidenced by any Offered Certificate is equal to the initial denomination thereof as of the Delivery Date, divided by the initial Certificate Balance of the Class to which it belongs.

         The aggregate amount available for distribution to Certificateholders on each Distribution Date (the "Available Distribution Amount") will, in general, equal the sum of the following amounts:

               (a) the total amount of all cash received on the Mortgage Loans and any REO Properties that is on deposit in the Certificate Account as of the related Determination Date, exclusive of:

                    (i) all Monthly Payments collected but due on a Due Date subsequent to the related Due Period,

                    (ii) all principal prepayments (together with related payments of the interest thereon and related Prepayment Premiums), Liquidation Proceeds, Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period, and

                    (iii) all amounts in the Certificate Account that are due or reimbursable to any person other than the Certificateholders; and

               (b) all P&I Advances made by the Master  Servicer with respect to
          such   Distribution    Date.   See   "Description   of   the   Pooling
          Agreements-Certificate Account" in the Prospectus.

         The "Due Period" for each Distribution Date will be the period that begins on the -------- day of the month preceding the month in which such Distribution Date occurs and ends on the ----- day of the month in which such Distribution Date occurs. For purposes of the discussion in the Prospectus, the Due Period is also the Prepayment Period. The "Determination Date" for each Distribution Date is the -------- day of the month in which such Distribution Date occurs or, if any such --------- day is not a business day, then the next preceding business day.

         Priority. On each Distribution Date, for so long as the Class A and/or Class B Certificates are outstanding, the Master Servicer will (except as otherwise described under "-Termination" below) apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount, in the following order of priority:

                  (1) to distributions of interest to the holders of the Class A Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class A Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (2) to distributions of principal to the holders of the Class A Certificates in an amount equal to the sum of
                           (a) the product of (i) the Class A Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class A Certificates to zero);

                  (3) to distributions of principal to the holders of the Class A Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date;

                  (4) to distributions of interest to the holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (5) to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of
                           (a) the product of (i) the Class B Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) if the Class A Certificates have been retired, then to the extent not distributed in retirement thereof on such Distribution Date, the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class B Certificates to
                           zero);

                  (6) to distributions of principal to the holders of the Class A Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class B Certificates immediately prior to such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class A Certificates to zero);

                  (7) to distributions of principal to the holders of the Class B Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class B Certificates immediately prior to such Distribution Date, net of any distributions of principal made on such Distribution Date in respect of the Class A Certificates as described in the immediately preceding clause (6);

                  (8) to distributions of interest to the holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously distributed, for all prior Distribution Dates;

                  (9) to distributions of principal to the holders of the Class C Certificates in an amount equal to the product of (a) the Class C Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (b) the Scheduled Principal Distribution Amount for such Distribution Date;

                  (10) to distributions of principal to the holders of the respective Classes of Regular Certificates, in alphabetical order of their Class designations (i.e., A, B, C), in an aggregate amount equal to any Uncovered Portion of the Certificate Balance of the Class C Certificates immediately prior to such Distribution Date (but, in each case, not more than would be necessary to reduce the related Certificate Balance to zero); and

                  (11) to distributions to the holders of the Class R Certificates in an amount equal to the remaining
                           balance,  if  any,  of  the  Available   Distribution
                           Amount.

         Pass-Through Rates. The Pass-Through Rate applicable to the Class A and Class B Certificates for the initial Distribution Date will equal -------% per annum. With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for the Class A Certificates and the Class B Certificates will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date.

         [The Pass-Through Rate applicable to the Class C Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date. The Class R Certificates will have no specified Pass-Through Rate.]

         The "Weighted Average Effective Net Mortgage Rate" for each Distribution Date is the weighted average of the applicable Effective Net Mortgage Rates for the Mortgage Loans, weighted on the basis of their respective Stated Principal Balances immediately prior to such Distribution Date. For purposes of calculating the Weighted Average Effective Net Mortgage Rate for any Distribution Date, the applicable "Effective Net Mortgage Rate" for each Mortgage Loan is: (a) if such Mortgage Loan accrues interest on the basis of a 360-day year consisting of twelve 30-day months (a "360/360 basis", which is the basis of accrual for interest on the Regular Certificates), the Net Mortgage Rate in effect for such Mortgage Loan as of the commencement of the related Due Period; and (b) if such Mortgage Loan does not accrue interest on a 360/360 basis, the annualized rate at which interest would have to accrue during the one month period preceding the Due Date for such Mortgage Loan during the related Due Period on a 360/360 basis in order to produce the aggregate amount of interest (adjusted to the actual Net Mortgage Rate) accrued during such period. The "Net Mortgage Rate" for each Mortgage Loan is equal to the related Mortgage Rate in effect from time to time less the Servicing Fee Rate.

         Distributable Certificate Interest. The "Distributable Certificate Interest" in respect of each Class of Regular Certificates for each Distribution Date represents that portion of the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date that is net of such Class's allocable share (calculated as described below) of the aggregate of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments made on the Mortgage Loans during the related Due Period that are not offset by Prepayment Interest Excesses and Prepayment Premiums collected during the related Due Period (the aggregate of such Prepayment Interest Shortfalls that are not so offset or covered, as to such Distribution Date, the "Net Aggregate Prepayment Interest Shortfall").

         The "Accrued Certificate Interest" in respect of each Class of Regular Certificates for each Distribution Date is equal to 30 days' interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Certificate Balance outstanding immediately prior to such Distribution Date.

         The portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocable to each Class of Regular Certificates will equal the product of (a) such Net Aggregate Prepayment Interest Shortfall, multiplied by (b) a fraction, the numerator of which is equal to 30 days' interest at the Pass-Through Rate applicable to such Class of Regular
Certificates for such Distribution Date accrued on the related Certificate Balance (net of any Uncovered Portion thereof) outstanding immediately prior to such Distribution Date, and the denominator of which is equal to 30 days' interest at the Weighted Average Effective Net Mortgage Rate for such
Distribution Date accrued on the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately prior to such Distribution Date.

         Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount. The "Scheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of the principal portions of all Monthly Payments, including Balloon Payments, due during or, if and to the extent not previously received or advanced and distributed to Certificateholders on a preceding Distribution Date, prior to the related Due Period, in each case to the extent paid by the related borrower or advanced by the Master Servicer and included in the Available Distribution Amount for such Distribution Date. The Scheduled Principal Distribution Amount from time to time will include all late payments of principal made by a borrower, including late payments in respect of a delinquent Balloon Payment, regardless of the timing of such late payments, except to the extent such late payments are otherwise reimbursable to the Master Servicer for prior P&I Advances.

         The "Unscheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of: (a) all voluntary prepayments of principal received on the Mortgage Loans during the related Due Period; and (b) any other collections (exclusive of payments by borrowers) received on the Mortgage Loans and any REO Properties during the related Due Period, whether in the form of Liquidation Proceeds, Insurance Proceeds, net income from REO Property or otherwise, that were identified and applied by the Master Servicer as recoveries of previously unadvanced principal of the related Mortgage Loan.

         The respective amounts which constitute the Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount for any Distribution Date are herein collectively referred to from time to time as the "Distributable Principal".

         The "Ownership Percentage" evidenced by any Class of Certificates as of any date of determination will equal a fraction, expressed as a percentage, the numerator of which is the then Certificate Balance of such Class of Certificates, net (in the case of a Class of Regular Certificates) of any Uncovered Portion of such Certificate Balance, and the denominator of which is the then aggregate Stated Principal Balance of the Mortgage Pool.

          Certain Calculations with Respect to Individual Mortgage Loans. The "Stated Principal Balance" of each Mortgage Loan outstanding at any time represents the principal balance of such Mortgage Loan ultimately due and payable to the Certificateholders. The Stated Principal Balance of each Mortgage Loan will initially equal the Cut-off Date Balance thereof and, on each Distribution Date, will be reduced by the portion of the Distributable Principal for such date, which in either case is attributable to such Mortgage Loan. The Stated Principal Balance of a Mortgage Loan may also be reduced in connection with any forced reduction of the actual unpaid principal balance thereof imposed by a court presiding over a bankruptcy proceeding wherein the related borrower is the debtor. See "Certain Legal Aspects of Mortgage Loans-Foreclosure -Bankruptcy Laws" in the Prospectus.

         For purposes of calculating distributions on the Certificates, as well as the amount of Servicing Fees payable each month, each REO Property will be treated as if there exists with respect thereto an outstanding mortgage loan (an "REO Loan"), and all references to "Mortgage Loan", "Mortgage Loans" and "Mortgage Pool" herein and in the Prospectus, when used in such context, will be deemed to also be references to or to also include, as the case may be, any "REO Loans". Each REO Loan will generally be deemed to have the same characteristics as its actual predecessor Mortgage Loan, including the same adjustable or fixed Mortgage Rate (and, accordingly, the same Net Mortgage Rate and Effective Net Mortgage Rate) and the same unpaid principal balance and Stated Principal Balance. Amounts due on such predecessor Mortgage Loan, including any portion thereof payable or reimbursable to the Master Servicer, will continue to be "due" in respect of the REO Loan; and amounts received in respect of the related REO Property, net of payments to be made, or reimbursement to the Master Servicer for payments previously advanced, in connection with the operation and management of such property, generally will be applied by the Master Servicer as if received on the predecessor Mortgage Loan. However, notwithstanding the terms of the predecessor Mortgage Loan, the Monthly Payment "due" on an REO Loan will in all cases, for so long as the related Mortgaged Property is part of the Trust Fund, equal one month's interest thereon at the applicable Mortgage Rate.

Subordination

         The rights of holders of the Class B Certificates and each Class of the Private Certificates (collectively, the "Subordinate Certificates") to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Class A Certificates and each other Class of Subordinate Certificates with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Class A
Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class A Certificates. Similarly, but to a lesser degree, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class B Certificates. The protection afforded to the holders of each Class of Offered Certificates by means of the subordination of each other Class of Certificates with a later alphabetical Class designation, will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described under "-Distributions-Priority" above. No other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

         Allocation to the Class A Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will generally accelerate the amortization of the Class A Certificates relative to the actual amortization of the Mortgage Loans. To the extent that the Class A Certificates are amortized faster than the Mortgage Loans, the percentage interest evidenced by the Class A Certificates in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Subordinate Certificates), thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Certificates by the Subordinate Certificates. Following retirement of the Class A Certificates, allocation to the Class B Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will provide a similar benefit to such Class of Certificates as regards the relative amount of subordination afforded thereto by the Private Certificates.

         Losses and other shortfalls experienced with respect to the Mortgage Loans will not, with the exception of any Net Aggregate Prepayment Interest Shortfalls, be applied to reduce either the Certificate Balance or the absolute entitlement to interest of any Class of Regular Certificates, even though such losses and shortfalls may cause one or more of such Classes to receive less than the full amount of principal and interest to which it is entitled. As a result, the aggregate Stated Principal Balance of the Mortgage Pool at any time may be less than the aggregate Certificate Balance of the Regular Certificates. Such deficit will be allocated to the respective Classes of Regular Certificates (in each case to the extent of its Certificate Balance) in reverse alphabetical order of their Class designations (i.e., C, B, A). Such allocation will not reduce the Certificate Balance of any such Class and is intended solely to identify the portion (the "Uncovered Portion") of the Certificate Balance of each such Class for which there is at such time no corresponding principal amount of Mortgage Loans.

P&I Advances

         [On the business day immediately preceding each Distribution Date, the Master Servicer will be obligated, subject to the recoverability determination described in the next paragraph, to make advances (each, a "P&I Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, funds held in the Certificate Account that are not required to be part of the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of: (i) all Monthly Payments (net of the related Servicing Fee), other than Balloon Payments, which were due on the Mortgage Loans during the related Due Period and delinquent as of the related Determination Date; (ii) in the case of each Mortgage Loan delinquent in respect of its Balloon Payment as of the related Determination Date, an amount equal to 30 days' interest thereon at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing Fee), but only to the extent that the related mortgagor has not made a payment sufficient to cover such amount under any forbearance arrangement or otherwise that has been included in the Available Distribution Amount for such Distribution Date; and (iii) in the case of each REO Property, an amount equal to thirty days' imputed interest with respect thereto at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing
Fee), but only to the extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date. The Master Servicer's obligations to make P&I Advances in respect of any Mortgage Loan or REO Property will continue through liquidation of such Mortgage Loan or disposition of such REO Property, as the case may be.

         The Master Servicer will be entitled to recover any P&I Advance made out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such P&I Advance was made, whether in the form of late payments, Insurance Proceeds, Liquidation Proceeds or otherwise ("Related Proceeds"). Notwithstanding the foregoing, the Master Servicer will not be obligated to make any P&I Advance that it determines in its reasonable good faith judgment would, if made, not be recoverable out of Related Proceeds (a "Nonrecoverable P&I Advance"), and the Master Servicer will be entitled to recover any P&I Advance that it so determines to be a Nonrecoverable P&I Advance out of general funds on deposit in the Certificate Account. See "Description of the Certificates--Advances in Respect of Delinquencies" and "Description of the Pooling Agreements--Certificate Account" in the Prospectus.

         In connection with its recovery of any P&I Advance or reimbursable servicing expense (each, an "Advance"), the Master Servicer will be entitled to retain, out of any amounts then on deposit in the Certificate Account, interest at a per annum rate equal to ------------------ (the "Master Servicer Reimbursement Rate"), accrued on the amount of such Advance from the date made to but not including the date of reimbursement.

         To the extent not offset or covered by amounts otherwise payable on the Private Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class B Certificates; and to the extent not offset or covered by amounts otherwise payable on the Class B and the Private Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class A Certificates. To the extent that any holder of an Offered Certificate must bear the cost of the Master Servicer's Advances, the benefits of such Advances to such holder will be contingent on the ability of such holder to reinvest the amounts received as a result of such Advances at a rate of return equal to or greater than the Master Servicer Reimbursement Rate.]

Reports to Certificateholders; Certain Available Information

         On each Distribution Date, the [Master Servicer] [Trustee] will be required to forward by mail to each holder of an Offered Certificate a statement (a "Distribution Date Statement") providing various items of information relating to distributions made on such date with respect to the relevant Class and the recent status of the Mortgage Pool. For a more detailed discussion of the particular items of information to be provided in each Distribution Date Statement, as well as a discussion of certain annual information reports to be furnished by the [Master Servicer] [Trustee] to persons who at any time during the prior calendar year were holders of the Offered Certificates, see
"Description  of  the   Certificates-Reports   to   Certificateholders"  in  the
Prospectus.

         The Pooling and Servicing Agreement requires that the [Master Servicer] [Trustee] make available at its offices primarily responsible for servicing the Mortgage Loans, during normal business hours, for review by any holder of an Offered Certificate, originals or copies of, among other things, the following items: (a) the Pooling and Servicing Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Offered Certificates since the Delivery Date, (c) all officer's certificates delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (d) all accountants' reports delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements-Evidence as to Compliance" in the Prospectus, (e) the most recent property inspection report prepared by or on behalf of the Master Servicer in respect of each Mortgaged Property, (f) the most recent Mortgaged Property annual operating statements, if any, collected by or on behalf of the Master Servicer, and (g) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer. Copies of any and all of the foregoing items will be available from the [Master Servicer] [Trustee] upon request; however, the [Master Servicer] [Trustee] will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

         Until such time as Definitive Class A Certificates are issued, the foregoing information will be available to Class A Certificate Owners only to the extent it is forwarded by or otherwise available through DTC and its Participants. Conveyance of notices and other communications by DTC to
Participants, and by Participants to Class A Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Master Servicer, the Trustee, the Depositor and the Certificate Registrar are required to recognize as Certificateholders only those persons in whose names the Certificates are registered on the books and records of the Certificate Registrar. The initial registered holder of the Class A Certificates will be Cede & Co. as nominee for DTC.

Voting Rights

         At all times during the term of the Pooling and Servicing Agreement, the Voting Rights for the series offered hereby shall be allocated among the respective Classes of Certificateholders in proportion to the Certificate
Balances of their Certificates (net, in the case of a Class of Regular Certificates, of any Uncovered Portion of the related Certificate Balance). Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates. See "Description of the Certificates-Voting Rights" in the Prospectus.

Termination

         The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the assets of the Trust Fund by the Master Servicer. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar or other location specified in such notice of termination.

         Any such purchase by the Master Servicer of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to the excess of (a) the sum of (i) the aggregate Purchase Price of all the Mortgage Loans then included in the Trust Fund and (ii) the fair market value of all REO Properties then included in the Trust Fund, as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee, over (b) the aggregate of amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Master Servicer to effect such termination is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Pool be less than __% of the Initial Pool Balance.

         On the final Distribution Date, the aggregate amount paid by the Master Servicer for the Mortgage Loans and other assets in the Trust Fund (if the Trust Fund is to be terminated as a result of the purchase described in the preceding paragraph), together with all other amounts on deposit in the Certificate Account and not otherwise payable to a person other than the Certificateholders (see "Description of the Pooling Agreements-Certificate Account" in the Prospectus), will be applied: first, to distributions of interest to the holders of the Class A Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class A Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates; second, to distributions of principal to the holders of the Class A Certificates in an amount equal to the sum of the Certificate Balance of the Class A Certificates outstanding immediately prior to such Distribution Date; third, to distributions of interest to the holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates; fourth, to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of the Certificate Balance of the Class B Certificates outstanding immediately prior to such Distribution Date; and thereafter, to distributions to holders of the Private Certificates.

The Trustee

         ____________, a _____________________, will act as Trustee on behalf of the Certificateholders. [The Master Servicer will be responsible for the fees and normal disbursements of the Trustee.] The offices of the Trustee primarily responsible for the administration of the Trust Fund are located at -----------------------------. See "Description of the Pooling Agreements-the Trustee", "-Duties of the Trustee", "-Certain Matters Regarding the Trustee" and "-Resignation and Removal of the Trustee" in the Prospectus.


                        YIELD AND MATURITY CONSIDERATIONS

Yield Considerations

         General. The yield on any Offered Certificate will depend on: (i) the Pass-Through Rate in effect from time to time for such Certificate; (ii) the price paid for such Certificate and, if the price was other than par, the rate and timing of payments of principal on such Certificate; and (iii) the aggregate amount of distributions on such Certificate.

         Pass-Through Rate. The Pass-Through Rate applicable to the Class A Certificates and the Class B Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such date. Accordingly, the yield on the Offered Certificates will be sensitive to (x) adjustments to the Mortgage Rates on the ARM Loans and (y) changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of the Mortgage Loans. See "Description of the Mortgage Pool" herein and "-Yield Considerations-Rate and Timing of Principal Payments" below.

         Rate and Timing of Principal Payments. The yield to holders of Offered Certificates that are purchased at a discount or premium will be affected by the rate and timing of principal payments on such Certificates. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely in respect of the Class B Certificates. See "Description of the Certificates-Distributions-Priority" and "-Distributions-Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. Consequently, the rate and timing of principal payments on the Offered Certificates will be directly related to the rate and timing of principal payments on or in respect of the Mortgage Loans (including principal prepayments on the Mortgage Loans resulting from both voluntary prepayments by the mortgagors and involuntary liquidations). The rate and timing of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans, will result in distributions on the Offered Certificates of amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Offered Certificates) while work-outs are negotiated or foreclosures are completed. See "Servicing of the Mortgage Loans-Modifications, Waivers and Amendments" herein and "Description of the Pooling Agreements-Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans-Foreclosure" in the Prospectus.

         The extent to which the yield to maturity of any Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans are in turn distributed on such Certificates. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal on the Mortgage Loans is distributed on an Offered Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments (to the extent distributable on such investor's Offered Certificates) occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the Mortgage Loans.

         The yield to maturity of Offered Certificates that are purchased at a discount or premium will be similarly affected by payments of principal thereon made with funds in excess of the Distributable Principal to which the holders of such Certificates may be then entitled. As described herein under "Description of the Certificates-Distributions-Priority", if there exists an Uncovered
Portion of the Certificate Balance of any Class of Regular Certificates outstanding immediately prior to a Distribution Date, distributions will be made, to the extent of the lesser of available funds and such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of Regular Certificates and each other Class of Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of such Class designations. Accordingly, losses incurred in respect of the Mortgage Pool, to the extent creating an Uncovered Portion of the Certificate Balance of the Class C Certificates, could speed amortization of the Offered Certificates, to the extent described above, beyond any positive effect on such amortization that would generally result from liquidations of Mortgage Loans prior to their maturity.

         Losses and Shortfalls. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Losses and other shortfalls on the Mortgage Loans will, with the exception of any Net Aggregate Prepayment Interest Shortfalls, generally be borne: first, by the holders of the Private Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; second, by the holders of the Class B Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; and last, by the holders of the Class A Certificates. As more fully described herein under "Description of the Certificates-Distributions-Distributable Certificate Interest", Net Aggregate Prepayment Interest Shortfalls will generally be borne by the respective Classes of Certificateholders on a pro rata basis.

         Certain Relevant Factors. The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, Prepayment Premiums, adjustable Mortgage Rates and amortization terms that require balloon payments), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for rental units in such areas, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors-The Mortgage Loans" and "Description of the Mortgage Pool" herein and "Yield and Maturity Considerations-Principal Prepayments" in the Prospectus.

         The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Although most of the Mortgage Loans are ARM Loans, adjustments to the Mortgage Rates thereon will generally be limited by lifetime and/or periodic caps and floors and, in each case, will be based on the related Index (which may not rise and fall consistently with mortgage interest rates then available) plus the related Gross Margin (which may be different from margins then offered on adjustable rate mortgage loans). See "Description of the Mortgage Pool-Certain Payment Characteristics" and "-The Index" herein. As a result, the Mortgage Rates on the ARM Loans at any time may not be comparable to prevailing market interest rates. In addition, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on the ARM Loans decline in a manner consistent therewith, related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate, or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. The Mortgage Loans may be prepaid at any time and, in ----- cases (approximately -----% of the Initial Pool Balance), may be prepaid in whole or in part without payment of a Prepayment Premium.

         Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by Federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

         The Depositor makes no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

         Delay in Payment of Distributions. Because monthly distributions will not be made to Certificateholders until a date that is scheduled to be at least ----- days and as many as ------ days following the Due Dates for the Mortgage Loans during the related Due Period, the effective yield to the holders of the Offered Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rates and purchase prices (assuming such prices did not account for such delay).

         Unpaid Distributable Certificate Interest. As described under "Description of the Certificates-Distributions-Priority" herein, if the portion of the Available Distribution Amount distributable in respect of interest on either Class of Offered Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

Weighted Average Life

         The weighted average life of an Offered Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of an Offered Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected or advanced and by the availability of any amounts other than Distributable Principal to amortize the Certificate Balance of its Class. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely in respect of the Class B Certificates. In addition, as and to the extent described herein, distributions in respect of an Uncovered Portion of the Certificate Balance of any Class of Regular Certificates will be applied, to the extent of such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of Regular Certificates and each other
Class of Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of such Class designations. See "Description of the Certificates-Distributions-Priority" and "-Distributions-Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. As a consequence of the foregoing, the weighted average life of the Class A Certificates will be shorter, and the weighted average life of the Class B Certificates may be longer, than would otherwise be the case if Distributable Principal and any other amounts being applied in reduction of the Certificate Balances of the Regular Certificates were being distributed on a pro rata basis among the respective Classes thereof.

         Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the ["Constant
Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of the pool of mortgage loans. As used in each of the following tables, the column headed "0%" assumes that none of the Mortgage Loans is prepaid before maturity. The columns headed "---%", "---%", "---%" and "---%" assume that prepayments on the Mortgage Loans are made at those CPRs. There is no assurance, however, that prepayments of the Mortgage Loans will conform to any level of CPR, and no representation is made that the Mortgage Loans will prepay at the CPRs shown or at any other prepayment rate. ]

         The following tables indicate the percentage of the initial Certificate Balance of each Class of Offered Certificates that would be outstanding after each of the dates shown at various CPRs and the corresponding weighted average life of each such Class of Offered Certificates. The tables have been prepared on the basis of the following assumptions, among others: (i) scheduled monthly payments of principal and interest on the Mortgage Loans will be timely received (with no defaults) and will be distributed on the 25th day of each month commencing in -------- 199---; (ii) the Mortgage Rate in effect for each Mortgage Loan as of the Cut-off Date will remain in effect (a) in the case of each Fixed Rate Loan, to maturity and, (b) in the case of each ARM Loan, until its next Interest Rate Adjustment Date, when a new Mortgage Rate that is to remain in effect to maturity will be calculated reflecting the value of the related Index as of --------, 199--, subject to such Mortgage Loan's lifetime and/or periodic rate caps and floors, if any; (iii) all Mortgage Loans accrue and pay interest on a 360/360 basis; (iv) the monthly principal and interest payment due for each Mortgage Loan on the first Due Date following the Cut-off Date will continue to be due (a) in the case of each Fixed Rate Loan, on each Due Date until maturity and (b) in the case of each ARM Loan, until its next Payment Adjustment Date, when a new payment that is to be due on each Due Date until maturity will be calculated reflecting the appropriate Mortgage Rate and remaining amortization term; (v) principal prepayments on the Mortgage Loans will be received on their respective Due Dates at the respective CPRs set forth in the tables, and there will be no Net Aggregate Prepayment Interest Shortfalls in connection therewith; and (vi) the Mortgage Loan Seller will not be required to repurchase any Mortgage Loan, and the Master Servicer will not exercise its option to purchase all the Mortgage Loans and thereby cause an early termination of the Trust Fund. To the extent that the Mortgage Loans have characteristics that differ from those assumed in preparing the tables set forth below, each Class of the Offered Certificates may mature earlier or later than indicated by the tables. It is highly unlikely that the Mortgage Loans will prepay at any constant rate until maturity or that all the Mortgage Loans will prepay at the same rate. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Certificate Balances (and weighted average lives) shown in the following tables. Such variations may occur even if the average prepayment experience of the Mortgage Loans were to equal any of the specified CPR percentages.

         Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay.

         Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class A Certificates and sets forth the percentage of the initial Certificate Balance of the Class A Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                Percent of the Initial Certificate Balance of the
                   Class A Certificates at the Respective CPRs
                                Set Forth Below:

Date                                  0%         %        %        %         %
----                                 -----    -----     -----    -----     -----
Delivery Date......................  100.0    100.0     100.0    100.0     100.0
--------- 25, 1996.................
--------- 25, 1997.................
--------- 25, 1998.................
--------- 25, 1999.................
--------- 25, 2000.................
--------- 25, 2001.................
--------- 25, 2002.................
--------- 25, 2003.................
Weighted Average Life (years)(A)...

----

(A) The weighted average life of a Class A Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class A Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class A Certificate.


         Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class B Certificates and sets forth the percentage of the initial Certificate Balance of the Class B Certificates that would be outstanding after each of the dates shown at the indicated CPRs.



                Percent of the Initial Certificate Balance of the
                   Class B Certificates at the Respective CPRs
                                Set Forth Below:


Date                                  0%         %        %        %         %
----                                 -----    -----     -----    -----     -----
Delivery Date......................  100.0    100.0     100.0    100.0     100.0
--------- 25, 1996.................
--------- 25, 1997.................
--------- 25, 1998.................
--------- 25, 1999.................
--------- 25, 2000.................
--------- 25, 2001.................
--------- 25, 2002.................
--------- 25, 2003.................
--------- 25, 2004.................
Weighted Average Life (years)(A)...

----
(A) The weighted average life of a Class B Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class B Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class B Certificate.


[The following disclosure is applicable to Stripped Interest Certificates...


Yield Sensitivity of the Class S Certificates

         The yield to maturity of the Class S Certificates will be especially sensitive to the prepayment, repurchase and default experience on the Mortgage Loans, which may fluctuate significantly from time to time. A rapid rate of principal payments will have a material negative effect on the yield to maturity of the Class S Certificates. There can be no assurance that the Mortgage Loans will prepay at any particular rate. Prospective investors in the Class S Certificates should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment.

         The following table indicates the sensitivity to various rates of prepayment on the Mortgage Loans of the annual aggregate payments of interest on the Class S Certificates and the pre-tax yields to maturity on a corporate bond equivalent basis of the Class S Certificates. Such calculations are based on the assumptions described on page -- hereof and that the Class S Certificates are purchased on --------------, at an assumed aggregate purchase price equal to $------------- (which includes accrued interest from ------------).

               Projected Annual Aggregate Payments of Interest and
                    Pre-Tax Yield on the Class S Certificates
                                 (in thousands)

Twelve consecutive
Distribution Dates                              Percentages of [Prepayment speed model]
                             ------------------------------------------------------------------------------
      ending                        %                %                %              %                %
      ------                 ------------     ------------     ------------    -----------     ------------

-------- 25, 1996.........
-------- 25, 1997.........
-------- 25, 1998.........
-------- 25, 1999.........
-------- 25, 2000.........
-------- 25, 2001.........
-------- 25, 2002.........
-------- 25, 2003.........
-------- 25, 2004.........
-------- 25, 2005.........
-------- 25, 2006.........
-------- 25, 2007.........
Total Payments............
Pre-Tax Yield.............

         The pre-tax yields set forth in the preceding table were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the Class S Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed aggregate purchase price of such Certificates and by converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account shortfalls in collection of interest due to prepayments (or other liquidations) on the Mortgage Loans or the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class S Certificates and consequently does not purport to reflect the return on any investment in the Class S Certificates when such reinvestment rates are considered. Such calculation does not presume receipt of any distributions in respect of Prepayment Premiums.

         The characteristics of the Mortgage Loans may differ from those assumed in preparing the table above. There can be no assurance that the Mortgage Loans will prepay at any of the rates shown in the table or at any other particular rate, that the cash flows on the Class S Certificates will correspond to the cash flow shown herein or that the aggregate purchase price of the Class S Certificates will be as assumed. [Describe prepayment speed model] In addition, it is unlikely that any Mortgage Loan will prepay at the specified percentages of [Prepayment speed model] until maturity or that all of the Mortgage Loans will prepay at the same rate. The timing of changes in the rate of prepayments may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments is consistent with the expectations of investors. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class S Certificates.]


                                 USE OF PROCEEDS

         Substantially all of the proceeds from the sale of the Offered Certificates will be used by the Depositor to purchase the Mortgage Loans and to pay certain expenses in connection with the issuance of the Certificates.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Upon the issuance of the Offered Certificates, Cadwalader, Wickersham & Taft, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a REMIC under the Code.

         For federal income tax purposes, the Class R Certificates will be the sole class of "residual interests" in the REMIC and the Class A, Class B and Class C Certificates will be the "regular interests" in the REMIC and will be treated as debt instruments of the REMIC.

         See  "Certain  Federal  Income  Tax  Consequences-Federal   Income  Tax
Consequences for REMIC Certificates" in the Prospectus.

         The Class ----- Certificates [may] [will not] be treated as having been issued with original issue discount for federal income tax purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to ___% [CPR] [SPA]. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates-Taxation of Regular Certificates-Original Issue Discount" in the Prospectus.

         The Class ------ Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such class of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates-Taxation of Regular Certificates-Premium" in the Prospectus.

         The  Offered  Certificates  will be treated as [, assets  described  in
Section 7701(a)(19)(C) of the Code] and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code generally in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. [In addition, the Offered Certificates will be "obligation(s) ... which ... [are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(C) of the Code generally to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(5)(A) of the Code. Moreover, the Offered Certificates will be "obligation[s] ... which
 ... [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(C) of the Code.] [The Offered Certificates will not be considered to represent an interest in "loans ... secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code.] See "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates-Status of REMIC Certificates" in the Prospectus.

         For further information regarding the federal income tax consequences of investing in the Class A Certificates, see "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates" in the Prospectus.


                              ERISA CONSIDERATIONS

         A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and insurance company general and separate accounts in which such plans, accounts or arrangements are invested, that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan") should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto.

         [The U.S. Department of Labor issued to The Chase Manhattan Corporation (formerly known as Chemical Banking Corporation) an individual prohibited transaction exemption, Prohibited Transaction Exemption 90-33 (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions  of  Section  406 of ERISA,  and the  excise  taxes  imposed  on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of mortgage pools, such as the Mortgage Pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the Class A Certificates, underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "ERISA Considerations", the term "Underwriter" shall include (a) The Chase Manhattan Corporation, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with The Chase Manhattan Corporation [(such as Chase Securities Inc.)], and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to the Class A Certificates.

         The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Class A Certificates to be eligible for exemptive relief thereunder. First, the acquisition of the Class A Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by the Class A Certificates must not be subordinated to the rights and interests evidenced by the other certificates of the same trust. Third, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group", which consists of any Underwriter, the Depositor, the Master Servicer, the Trustee, any sub-servicer, and any mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the Class A Certificates. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the Class A Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         Because the Class A Certificates are not subordinated to any other Class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of the
Class A Certificates that they be rated not lower than "__" by _______________________________________. As of the Delivery Date, the fourth general condition set forth above will be satisfied with respect to the Class A Certificates. A fiduciary of a Plan contemplating purchasing a Class A Certificate in the secondary market must make its own determination that, at the time of such purchase, the Class A Certificates continue to satisfy the third and fourth general conditions set forth above. A fiduciary of a Plan contemplating purchasing a Class A Certificate, whether in the initial issuance of such Certificates or in the secondary market, must make its own determination that the first, fifth and sixth general conditions set forth above will be satisfied with respect to such Class A Certificate.

         The Exemption also requires that the Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of Standard & Poor's, Moody's, Duff & Phelps or Fitch for at least one year prior to the Plan's acquisition of Class A Certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Class A
Certificates. [The Depositor has confirmed to its satisfaction that such requirements have been satisfied as of the date hereof.]

         If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code) in connection with (i) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the Depositor, the Underwriter, the Trustee, the Master Servicer, a sub-servicer or a mortgagor is a Party in Interest with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of the Class A Certificates by a Plan and
(iii) the holding of Class A Certificates by a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Class A Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

         If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in such Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or (b) an affiliate of such a person,
(2) the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by a Plan and (3) the holding of Class A Certificates by a Plan. Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Mortgage Pool.

         Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm that (i) the Class A Certificates constitute "certificates" for purposes of the Exemption and (ii) the specific and general conditions and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. See "ERISA Considerations" in the Prospectus. A purchaser of a Class A Certificate should be aware, however, that even if the conditions specified in one or more exemptions are satisfied, the scope of relief provided by an exemption may not cover all acts which might be construed as prohibited transactions.]

         [Because the characteristics of the Class B Certificates do not meet the requirements of the Exemption, the purchase or holding of such Certificates by a Plan may result in prohibited transactions or the imposition of excise taxes or civil penalties. As a result,] no transfer of a [Class B] Certificate or any interest therein may be made to a Plan or to any person who is directly or indirectly purchasing such [Class B] Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an opinion of counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. See "ERISA Considerations" in the Prospectus.

         [The Small Business Job Protection Act of 1996 added a new Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of
Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by the code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL, is required to issue final regulations ("401(c) Regulations") no later than December 31, 1997 which are to provide guidance for the purpose of determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets continue Plan assets. Section 401(c) of ERISA generally provides that, until the date which is 18 months after the 401(c) Regulations become final, no person shall be subject to liability under Part 4 of Title I of ERISA and
Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute Plan assets, unless (i) as otherwise provided by the Secretary of Labor in the 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998, or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as Plan assets. In addition, because Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the Offered Certificates should consult with their legal counsel with respect to the applicability of Section 401(c) of ERISA, including the general account's ability to continue to hold the Offered Certificates after the date which is 18 months after the date the 401(c) Regulations become final.]

         Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

         A governmental plan as defined in Section 3(32) of ERISA is not subject to Title I of ERISA or Section 4975 of the Code. However, such a governmental plan may be subject to a federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA of the Code ("Similar Law"). A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under Similar Law.

         The sale of Certificates to a Plan is in no respect a representation by the Depositor or Underwriter that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.


                                LEGAL INVESTMENT

         [As long as the Class A Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, the Class A Certificates will constitute "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

         [The Class B Certificates will not be "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the Class B Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Class B Certificates, is subject to significant interpretive uncertainties.]

         [Except as to the status of the Class A Certificates as "mortgage related securities," no] [No] representation is made as to the proper characterization of the Offered Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions.

         See "Legal Investment" in the Prospectus.


                             METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and the Underwriter, the Offered Certificates will be purchased from the Depositor by the Underwriter, an affiliate of the Depositor, upon issuance. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor estimated to be approximately $-------, will be -------% of the initial aggregate Certificate Balance thereof, plus accrued interest.

         Distribution of the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter. In connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Securities Act").

         Purchasers of the Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

         The Depositor also has been advised by the Underwriter that it, through one or more of its affiliates, currently intends to make a market in the Offered Certificates; however, it has no obligation to do so, any market making may be discontinued at any time and there can be no assurance that an active public market for the Offered Certificates will develop. See "Risk Factors-Limited Liquidity" herein and "Risk Factors-Secondary Market" in the Prospectus.

         [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will be used by the Underwriter in connection with offers and sales related to market-making transactions in the Offered Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.]

         The Depositor has agreed to indemnify the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act against, or make contributions to the Underwriter and each such controlling person with respect to, certain liabilities, including liabilities under the Securities Act.


                                  LEGAL MATTERS

         Certain legal matters will be passed upon for the Depositor and the Underwriter by Cadwalader, Wickersham & Taft, New York, New York.


                                     RATING

         It is a condition to issuance that the Class A Certificates be rated not lower than "--", and the Class B Certificates be rated not lower than "--", by ------------------------------------.

         A securities rating on mortgage pass-through certificates addresses the likelihood of the receipt by holders thereof of payments to which they are entitled. The rating takes into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments required under the certificates. The ratings on the Offered Certificates do not, however, constitute a statement regarding the likelihood or frequency of prepayments (whether voluntary or involuntary) on the Mortgage Loans, [The following disclosure is applicable to Stripped Interest Certificates... or the possibility that as a result of prepayments investors in the Class S Certificates may realize a lower than anticipated yield or may fail to recover fully their initial investment.]

         There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating to either or both Classes thereof and, if so, what such rating or ratings would be. A rating assigned to either Class of Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned thereto by ---------------------------.

         The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. See "Risk Factors-Limited Nature of Ratings" in the Prospectus.

                         INDEX OF PRINCIPAL DEFINITIONS





360/360 basis
Accrued Certificate Interest
Advance
ARM Loans
Available Distribution Amount
Balloon Payment
Certificate Balance
Certificate Registrar
Certificates
Class
Class A Certificate Owner
Class S Certificate
Code
Constant Prepayment Rate
CPR
Custodian
Cut-off Date
Cut-off Date LTV Ratio
Debt Service Coverage Ratio
Definitive Class A Certificate
Delivery Date
Depositor
Determination Date
Distributable Certificate Interest
Distributable Principal
Distribution Date
Distribution Date Statement
DTC
Due Date
Due Period
Effective Net Mortgage Rate
ERISA
ERISA Considerations
Exemption
Fixed Rate Loans
Form 8-K
Gross Margin
Index
Initial Pool Balance
Interest Rate Adjustment Date
Master Servicer
Master Servicer Reimbursement Rate
Monthly Payments
Mortgage
Mortgage File
Mortgage Loan Purchase Agreement
Mortgage Loan Seller
Mortgage Loans
Mortgage Note
Mortgage Pool
Mortgage Rate
Mortgaged Property
Net Aggregate Prepayment Interest Shortfall
Net Mortgage Rate
Net Operating Income
Nonrecoverable P&I Advance
Offered Certificates
Ownership Percentage
P&I Advance
Participants
Pass-Through Rate
Payment Adjustment Date
Percentage Interest
Permitted Investments
Plan
Pooling and Servicing Agreement
Prepayment Interest Excess
Prepayment Interest Shortfall
Prepayment Premiums
Private Certificates
Purchase Price
Rating Agencies
Record Date
Related Proceeds
REMIC
Regular Certificates
REO Loan
REO Property
Scheduled Principal Distribution Amount
Securities Act
Servicing Fee
Servicing Fee Rate
SMMEA
Stated Principal Balance
Subordinate Certificates
Trustee
Trust Fund
Uncovered Portion
Underwriter
Unscheduled Principal Distribution Amount
Weighted Average Effective Net Mortgage Rate

                                     ANNEX A

                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

                                  $-----------


                            CHASE COMMERCIAL MORTGAGE
                                SECURITIES CORP.


                        Commercial Mortgage Pass-Through


                                  Certificates


                                  Series 199---


                                   -----------


                              PROSPECTUS SUPPLEMENT


                                   -----------


                             [Chase Securities Inc.]


                               -----------, 199--


                                   -----------




         No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the accompanying Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or by the Underwriter. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the accompanying Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement or the accompanying Prospectus.

                                TABLE OF CONTENTS

                              Prospectus Supplement

Summary
Risk Factors
Description of the Mortgage Pool
Servicing of the Mortgage Loans
Description of the  Certificates
Yield and  Maturity  Considerations
Use of Proceeds
Certain Federal Income Tax Consequences
ERISA  Considerations
Legal Investment
Method of Distribution
Legal Matters
Rating
Index of Principal Definitions


                                   Prospectus

Available Information
Incorporation of Certain Information by Reference
Summary of Prospectus
Risk Factors
Description of the Trust Funds
Yield and Maturity Considerations
The Depositor
Use of Proceeds
Description of the Certificates
Description of the Pooling Agreements
Description of Credit Support
Certain Legal Aspects of Mortgage Loans
Certain Federal Income Tax Consequences
State and Other Tax Considerations
ERISA Considerations
Legal Investment
Method of Distribution
Legal Matters
Financial Information
Rating
Index of Principal Definitions

                                   PROSPECTUS

                       Mortgage Pass-Through Certificates
                              (Issuable in Series)

                   Chase Commercial Mortgage Securities Corp.
                                   (Depositor)

                                   -----------


          The mortgage pass-through certificates (the "Offered Certificates") offered hereby and by the supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates".

          Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the "Trust Fund") consisting primarily of a segregated pool (a "Mortgage Asset Pool") of various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans, or a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). If so specified in the related Prospectus Supplement, a material portion of the Mortgage Loans in any Mortgage Asset Pool will be secured by self-storage properties. If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Credit Support"), and interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support".

          The Depositor does not intend to list any of the Offered Certificates on any securities exchange and has not made any other arrangement for secondary trading of the Offered Certificates. There will have been no public market for the Certificates of any series prior to the offering thereof. No assurance can be given that such a market will develop as a result of such an offering. See "Risk Factors".

          See "Risk Factors" beginning on page 19 of this Prospectus for certain factors to be considered in purchasing the Offered Certificates.

                                                  (cover continued on next page)
                                   -----------

          THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   -----------

          The Offered Certificates of any series may be offered through one or more different methods, including offerings through underwriters, which may include Chase Securities Inc., an affiliate of the Depositor, as more fully described under "Method of Distribution" and in the related Prospectus Supplement.

          This Prospectus may not be used to consummate sales of the Offered Certificates of any series unless accompanied by the Prospectus Supplement for such series.

                 The date of this Prospectus is March 20, 1998


(cover continued)

          As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that: (i) provide for the accrual of interest thereon based on a fixed, variable or adjustable interest rate; (ii) are senior or subordinate to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) are entitled to distributions of principal, with disproportionately small, nominal or no distributions of interest; (iv) are entitled to distributions of interest, with disproportionately small, nominal or no distributions of principal; (v) provide for distributions of interest thereon or principal thereof that commence only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; or (vii) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology. See "Description of the Certificates".

          Distributions in respect of the Certificates of each series will be made on a monthly, quarterly, semi-annual, annual or other periodic basis as specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, such distributions will be made only from the assets of the related Trust Fund.

          No series of Certificates will represent an obligation of or interest in the Depositor or any of its affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates of any series nor the assets in any Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates (the "Certificateholders") pursuant to a Pooling Agreement, as more fully described herein.

          The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described herein and in the related Prospectus Supplement. See "Yield and Maturity Considerations". A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates".

          If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. See "Certain Federal Income Tax Consequences".

                              PROSPECTUS SUPPLEMENT

          As more particularly described herein, the Prospectus Supplement relating to each series of Offered Certificates will, among other things, set forth, as and to the extent appropriate: (i) a description of the class or classes of such Offered Certificates, including the payment provisions with respect to each such class, the aggregate principal amount of each such class (the "Certificate Balance"), the rate at which interest accrues from time to time, if at all, with respect to each such class (the "Pass-Through Rate") or the method of determining such rate, and whether interest with respect to each such class will accrue from time to time on its aggregate principal amount or a specified notional amount, if at all; (ii) information with respect to any other classes of Certificates of the same series; (iii) the respective dates on which distributions are to be made; (iv) information as to the assets constituting the related Trust Fund, including the general characteristics of the assets included therein, including the Mortgage Assets and any Credit Support and Cash Flow Agreements (with respect to the Certificates of any series, the "Trust Assets");
(v) the circumstances, if any, under which the related Trust Fund may be subject to early termination; (vi) additional information with respect to the method of distribution of such Offered Certificates; (vii) whether one or more REMIC elections will be made and the designation of the "regular interests" and "residual interests" in each REMIC to be created; (viii) the initial percentage ownership interest in the related Trust Fund to be evidenced by each class of Certificates of such series; (ix) information concerning the trustee (as to any series, the "Trustee") of the related Trust Fund; (x) if the related Trust Fund includes Mortgage Loans, information concerning the master servicer (as to any series, the "Master Servicer") and any special servicer (as to any series, the "Special Servicer") of such Mortgage Loans; (xi) information as to the nature and extent of subordination of any class of Certificates of such series, including a class of Offered Certificates; and (xii) whether such Offered Certificates will be initially issued in definitive or book-entry form.


                              AVAILABLE INFORMATION

          The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement relating to each series of Offered Certificates contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. The Commission also maintains a World Wide Web site which provides on-line access to reports, proxy and information statements and other information regarding registrants that file electronically with the Commission at the address "http://www.sec.gov."

          No person has been authorized to give any information or to make any representation not contained in this Prospectus and any related Prospectus Supplement and, if given or made, such information or representation must not be relied upon. This Prospectus and any related Prospectus Supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Offered Certificates, or an offer of the Offered Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

          The Master Servicer or Trustee for each series will be required to mail to holders of the Offered Certificates of each series periodic unaudited reports concerning the related Trust Fund. If beneficial interests in a class of Offered Certificates are being held and transferred in book-entry format through the facilities of The Depository Trust Company ("DTC") as described herein, then unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to a nominee of DTC as the registered holder of such Offered Certificates. Conveyance of notices and other communications by DTC to its participating organizations, and directly or indirectly through such participating organizations to the beneficial owners of the applicable Offered Certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. See "Description of the Certificates--Reports to Certificateholders" and "--Book-Entry Registration and Definitive Certificates" and "Description of the Pooling Agreements--Evidence as to Compliance". The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.


                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

          There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of an offering of Offered Certificates evidencing interests therein. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of such person, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to its principal executive offices at 270 Park Avenue, New York, New York
10017-2070, Attention: President, or by telephone at (212) 834-5588. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

                                TABLE OF CONTENTS

                                                                           Page

PROSPECTUS SUPPLEMENT.........................................................3
AVAILABLE INFORMATION.........................................................3
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE.............................4
SUMMARY OF PROSPECTUS.........................................................8
RISK FACTORS.................................................................16
  Secondary Market...........................................................17
  Limited Assets.............................................................18
  Prepayments; Average Life of Certificates; Yields..........................18
  Limited Nature of Ratings..................................................19
  Risks Associated with Certain Mortgage Loans and
  Mortgaged Properties.......................................................20
  Balloon Payments; Borrower Default.........................................22
  Credit Support Limitations.................................................22
  Leases and Rents...........................................................23
  Environmental Risks........................................................23
  Special Hazard Losses......................................................24
  ERISA Considerations.......................................................24
  Certain Federal Tax Considerations Regarding Residual Certificates........24
  Certain Federal Tax Considerations Regarding Original Issue Discount......25
  Book-Entry Registration...................................................25
  Delinquent and Non-Performing Mortgage Loans..............................25
DESCRIPTION OF THE TRUST FUNDS..............................................26
  General...................................................................26
  Mortgage Loans............................................................26
  MBS.......................................................................29
  Certificate Accounts......................................................30
  Credit Support............................................................30
  Cash Flow Agreements......................................................31
YIELD AND MATURITY CONSIDERATIONS...........................................32
  General...................................................................32
  Pass-Through Rate.........................................................32
  Payment Delays............................................................32
  Certain Shortfalls in Collections of Interest.............................32
  Yield and Prepayment Considerations.......................................33
  Weighted Average Life and Maturity........................................35
  Controlled Amortization Classes and Companion Classes.....................36
  Other Factors Affecting Yield, Weighted Average Life and Maturity.........37
THE DEPOSITOR...............................................................39
USE OF PROCEEDS.............................................................39
DESCRIPTION OF THE CERTIFICATES.............................................40
  General...................................................................40
  Distributions.............................................................40
  Distributions of Interest on the Certificates.............................41
  Distributions of Principal on the Certificates............................42
  Distributions on the Certificates in Respect of Prepayment
  Premiums or in Respect of Equity Participations...........................43
  Allocation of Losses and Shortfalls.......................................43
  Advances in Respect of Delinquencies......................................43
  Reports to Certificateholders.............................................44
  Voting Rights.............................................................46
  Termination...............................................................46
  Book-Entry Registration and Definitive Certificates.......................47
DESCRIPTION OF THE POOLING AGREEMENTS.......................................48
  General...................................................................48
  Assignment of Mortgage Loans; Repurchases.................................49
  Representations and Warranties; Repurchases...............................50
  Collection and Other Servicing Procedures.................................51
  Sub-Servicers.............................................................52
  Special Servicers.........................................................52
  Certificate Account.......................................................52
  Modifications, Waivers and Amendments of Mortgage Loans...................56
  Realization Upon Defaulted Mortgage Loans.................................56
  Hazard Insurance Policies.................................................58
  Due-on-Sale and Due-on-Encumbrance Provisions.............................59
  Servicing Compensation and Payment of Expenses............................59
  Evidence as to Compliance.................................................60
  Certain Matters Regarding the Master Servicer and the Depositor...........60
  Events of Default.........................................................62
  Rights Upon Event of Default..............................................62
  Amendment.................................................................63
  List of Certificateholders................................................63
  The Trustee...............................................................64
  Duties of the Trustee.....................................................64
  Certain Matters Regarding the Trustee.....................................64
  Resignation and Removal of the Trustee....................................64
DESCRIPTION OF CREDIT SUPPORT...............................................66
  General...................................................................66
  Subordinate Certificates..................................................66
  Cross-Support Provisions..................................................67
  Insurance or Guarantees with Respect to Mortgage Loans....................67
  Letter of Credit..........................................................67
  Certificate Insurance and Surety Bonds....................................67
  Reserve Funds.............................................................68
  Credit Support with respect to MBS........................................68
CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS.....................................68
  General...................................................................68
  Types of Mortgage Instruments.............................................69
  Leases and Rents..........................................................69
  Personalty................................................................70
  Foreclosure...............................................................70
  Bankruptcy Laws...........................................................74
  Environmental Risks.......................................................76
  Due-on-Sale and Due-on-Encumbrance........................................78
  Subordinate Financing.....................................................78
  Default Interest and Limitations on Prepayments...........................79
  Applicability of Usury Laws...............................................79
  Soldiers' and Sailors' Civil Relief Act of 1940...........................79
  Type of Mortgaged Property................................................80
  Americans with Disabilities Act...........................................80
  Forfeitures In Drug And RICO Proceedings..................................80
CERTAIN FEDERAL INCOME TAX CONSEQUENCES.....................................82
  Federal Income Tax Consequences for REMIC Certificates....................82
      General...............................................................82
      Status of REMIC Certificates..........................................83
      Qualification as a REMIC..............................................83
      Taxation of Regular Certificates......................................85
         General............................................................85
         Original Issue Discount............................................86
         Acquisition Premium................................................88
         Variable Rate Regular Certificates.................................88
         Deferred Interest..................................................90
         Market Discount....................................................90
         Premium............................................................91
         Election to Treat All Interest Under the Constant Yield Method.....91
         Sale or Exchange of Regular Certificates...........................92
         Treatment of Losses................................................92
      Taxation of Residual Certificates.....................................93
         Taxation of REMIC Income...........................................93
         Basis and Losses...................................................94
         Treatment of Certain Items of REMIC Income and Expense.............95
         Limitations on Offset or Exemption of REMIC Income.................96
         Tax-Related Restrictions on Transfer of Residual Certificates......97
         Sale or Exchange of a Residual Certificate........................100
         Mark to Market Regulations........................................100
      Taxes That May Be Imposed on the REMIC Pool..........................101
          Prohibited Transactions..........................................101
         Contributions to the REMIC Pool After the Startup Day.............101
         Net Income from Foreclosure Property..............................101
      Liquidation of the REMIC Pool........................................102
      Administrative Matters...............................................102
      Limitations on Deduction of Certain Expenses.........................102
      Taxation of Certain Foreign Investors................................103
         Regular Certificates..............................................103
         Residual Certificates.............................................103
      Backup Withholding...................................................104
      Reporting Requirements...............................................104
  Federal Income Tax Consequences For Certificates as to Which No REMIC
  Election Is Made.........................................................105
      Standard Certificates................................................105
         General...........................................................105
         Tax Status........................................................106
         Premium and Discount..............................................106
         Recharacterization of Servicing Fees..............................107
         Sale or Exchange of Standard Certificates.........................108
      Stripped Certificates................................................108
         General...........................................................108
         Status of Stripped Certificates...................................109
         Taxation of Stripped Certificates.................................110
      Reporting Requirements and Backup Withholding........................111
      Taxation of Certain Foreign Investors................................112
STATE AND OTHER TAX CONSIDERATIONS.........................................112
ERISA CONSIDERATIONS.......................................................112
  General..................................................................112
  Plan Asset Regulations...................................................113
  Administrative Exemptions................................................114
  Unrelated Business Taxable Income; Residual Certificates.................114
LEGAL INVESTMENT...........................................................114
METHOD OF DISTRIBUTION.....................................................117
LEGAL MATTERS..............................................................118
FINANCIAL INFORMATION......................................................118
RATING.....................................................................118
INDEX OF PRINCIPAL DEFINITIONS.............................................119

                              SUMMARY OF PROSPECTUS


     The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of Offered Certificates of such series. An Index of Principal Definitions is included at the end of this Prospectus.

Title of Certificates.......................Mortgage Pass-Through Certificates,
                                            issuable     in     series     (the
                                            "Certificates").

Depositor.................................  Chase Commercial Mortgage Securities
                                            Corp., a wholly-owned  subsidiary of
                                            The Chase Manhattan Bank, a New York
                                            banking  corporation.  On  July  14,
                                            1996,   The  Chase   Manhattan  Bank
                                            (National  Association)  was  merged
                                            with  and  into  Chemical  Bank  and
                                            Chemical  Bank then changed its name
                                            to The  Chase  Manhattan  Bank.  See
                                            "The Depositor".

Master Servicer.............................The  master  servicer  (the  "Master
                                            Servicer"),  if any, for a series of
                                            Certificates  will be  named  in the
                                            related Prospectus  Supplement.  The
                                            Master  Servicer  for any  series of
                                            Certificates  may be an affiliate of
                                            the Depositor or a Special Servicer.
                                            See   "Description  of  the  Pooling
                                            Agreements--Collection   and   Other
                                            Servicing Procedures".

Special Servicer............................One or more special servicers (each, a "Special Servicer"), if any, for a
                                            series  of   Certificates   will  be
                                            named,  or the  circumstances  under
                                            which  a  Special  Servicer  will be
                                            appointed will be described,  in the
                                            related  Prospectus  Supplement.   A
                                            Special  Servicer  for any series of
                                            Certificates  may be an affiliate of
                                            the    Depositor   or   the   Master
                                            Servicer.  See  "Description  of the
                                            Pooling          Agreements--Special
                                            Servicers".

Trustee...................................  The trustee (the "Trustee") for each series of Certificates will be named
                                            in    the     related     Prospectus
                                            Supplement.  See "Description of the
                                            Pooling Agreements--The Trustee".

The Trust Assets............................Each  series  of  Certificates  will
                                            represent  in  the   aggregate   the
                                            entire beneficial ownership interest
                                            in a Trust Fund consisting primarily
                                            of:

A. Mortgage Assets.......................   The Mortgage Assets with respect to
                                            each series of Certificates will, in
                                            general,  consist of a pool of loans
                                            (collectively, the "Mortgage Loans")
                                            secured  by liens  on,  or  security
                                            interests   in,   (i)    residential
                                            properties  consisting  of  five  or
                                            more  rental or  cooperatively-owned
                                            dwelling    units   or   by   shares
                                            allocable  to a number of such units
                                            and proprietary  leases  appurtenant
                                            thereto      (the       "Multifamily
                                            Properties")    or    (ii)    office
                                            buildings,  shopping centers, retail
                                            stores and establishments, hotels or
                                            motels,  nursing homes, hospitals or
                                            other      health-care       related
                                            facilities,   mobile   home   parks,
                                            warehouse facilities, mini-warehouse
                                            facilities, self-storage facilities,
                                            industrial  plants,   parking  lots,
                                            mixed use or various  other types of
                                            income-producing          properties
                                            described  in  this   Prospectus  or
                                            unimproved  land  (the   "Commercial
                                            Properties"). If so specified in the
                                            related  Prospectus  Supplement,   a
                                            Trust  Fund  may  include   Mortgage
                                            Loans   secured  by  liens  on  real
                                            estate projects under  construction.
                                            The  Mortgage   Loans  will  not  be
                                            guaranteed   or   insured   by   the
                                            Depositor  or any of its  affiliates
                                            or, unless otherwise provided in the
                                            related  Prospectus  Supplement,  by
                                            any    governmental     agency    or
                                            instrumentality   or  by  any  other
                                            person.   If  so  specified  in  the
                                            related Prospectus Supplement,  some
                                            Mortgage  Loans may be delinquent or
                                            non-performing  as of the  date  the
                                            related Trust Fund is formed.

                                            As and to the  extent  described  in
                                            the related Prospectus Supplement, a
                                            Mortgage Loan (i) may provide for no
                                            accrual of  interest  or for accrual
                                            of  interest  thereon at an interest
                                            rate  (a  "Mortgage  Rate")  that is
                                            fixed over its term or that  adjusts
                                            from  time to  time,  or that may be
                                            converted at the borrower's election
                                            from  an   adjustable   to  a  fixed
                                            Mortgage Rate, or from a fixed to an
                                            adjustable  Mortgage Rate,  (ii) may
                                            provide   for  level   payments   to
                                            maturity or for payments that adjust
                                            from  time to  time  to  accommodate
                                            changes in the  Mortgage  Rate or to
                                            reflect  the  occurrence  of certain
                                            events,   and  may  permit  negative
                                            amortization,  (iii)  may  be  fully
                                            amortizing  or partially  amortizing
                                            or  non-amortizing,  with a  balloon
                                            payment  due on its stated  maturity
                                            date,  (iv)  may  prohibit  over its
                                            term   or  for  a   certain   period
                                            prepayments  and/or require  payment
                                            of a premium or a yield  maintenance
                                            penalty in  connection  with certain
                                            prepayments  and (v) may provide for
                                            payments of  principal,  interest or
                                            both,   on  due  dates   that  occur
                                            monthly, quarterly, semi-annually or
                                            at  such   other   interval   as  is
                                            specified in the related  Prospectus
                                            Supplement.     Unless     otherwise
                                            provided in the  related  Prospectus
                                            Supplement,  each Mortgage Loan will
                                            have  had  a  principal  balance  at
                                            origination of not less than $25,000
                                            and an original  term to maturity of
                                            not  more  than  40  years.   Unless
                                            otherwise  provided  in the  related
                                            Prospectus  Supplement,  no Mortgage
                                            Loan will have  been  originated  by
                                            the Depositor;  however, some or all
                                            of the  Mortgage  Loans in any Trust
                                            Fund may have been  originated by an
                                            affiliate  of  the  Depositor.   See
                                            "Description     of    the     Trust
                                            Funds--Mortgage Loans".

                                            If and to the  extent  specified  in
                                            the related  Prospectus  Supplement,
                                            the Mortgage  Assets with respect to
                                            a series  of  Certificates  may also
                                            include,  or consist of, (i) private
                                            mortgage  participations,   mortgage
                                            pass-through  certificates  or other
                                            mortgage-backed  securities  or (ii)
                                            certificates  insured or  guaranteed
                                            by the  Federal  Home Loan  Mortgage
                                            Corporation  ("FHLMC"),  the Federal
                                            National    Mortgage     Association
                                            ("FNMA"),  the Governmental National
                                            Mortgage Association ("GNMA") or the
                                            Federal    Agricultural     Mortgage
                                            Corporation ("FAMC")  (collectively,
                                            the    mortgage-backed    securities
                                            referred to in clauses (i) and (ii),
                                            "MBS"),  provided that each MBS will
                                            evidence an interest  in, or will be
                                            secured  by a pledge of, one or more
                                            mortgage  loans that  conform to the
                                            descriptions  of the Mortgage  Loans
                                            contained  herein.  See "Description
                                            of the Trust Funds--MBS".

B. Certificate Account...................   Each Trust Fund will  include one or
                                            more accounts   (collectively,   the
                                            "Certificate  Account")  established
                                            and  maintained  on  behalf  of  the
                                            Certificateholders  into  which  the
                                            person or persons  designated in the
                                            related Prospectus  Supplement will,
                                            to the extent  described  herein and
                                            in   such   Prospectus   Supplement,
                                            deposit  all   payments   and  other
                                            collections   received  or  advanced
                                            with respect to the Mortgage  Assets
                                            and other assets in such Trust Fund.
                                            A   Certificate   Account   may   be
                                            maintained as an interest bearing or
                                            a non-interest  bearing account, and
                                            funds  held  therein  may be held as
                                            cash   or    invested   in   certain
                                            obligations   acceptable   to   each
                                            Rating  Agency  (as  defined  below)
                                            rating  one or more  classes  of the
                                            related     series    of     Offered
                                            Certificates.  See  "Description  of
                                            the     Trust     Funds--Certificate
                                            Accounts"  and  "Description  of the
                                            Pooling      Agreements--Certificate
                                            Account".

C.  Credit Support........................  If so provided    in   the   related
                                            Prospectus  Supplement,  partial  or
                                            full   protection   against  certain
                                            defaults  and losses on the Mortgage
                                            Assets in the related Trust Fund may
                                            be provided  to one or more  classes
                                            of   Certificates   of  the  related
                                            series in the form of  subordination
                                            of  one or  more  other  classes  of
                                            Certificates  of such series,  which
                                            other  classes  may  include  one or
                                            more      classes     of     Offered
                                            Certificates,  or  by  one  or  more
                                            other types of credit support,  such
                                            as a  letter  of  credit,  insurance
                                            policy,  guarantee,  reserve fund or
                                            another   type  of  credit   support
                                            described in this  Prospectus,  or a
                                            combination    thereof   (any   such
                                            coverage   with   respect   to   the
                                            Certificates of any series,  "Credit
                                            Support").  The  amount and types of
                                            any     Credit     Support,      the
                                            identification    of   the    entity
                                            providing  it  (if  applicable)  and
                                            related   information  will  be  set
                                            forth in the  Prospectus  Supplement
                                            for    a    series    of     Offered
                                            Certificates.        See       "Risk
                                            Factors--Credit              Support
                                            Limitations",  "Description  of  the
                                            Trust  Funds--Credit   Support"  and
                                            "Description of Credit Support".

D. Cash Flow Agreements..................   If so provided    in   the   related
                                            Prospectus Supplement,  a Trust Fund
                                            may  include  guaranteed  investment
                                            contracts  pursuant to which  moneys
                                            held  in  the  funds  and   accounts
                                            established  for the related  series
                                            will  be  invested  at  a  specified
                                            rate.   The  Trust   Fund  may  also
                                            include   interest   rate   exchange
                                            agreements,  interest  rate  cap  or
                                            floor   agreements,    or   currency
                                            exchange      agreements,      which
                                            agreements  are  designed  to reduce
                                            the  effects  of  interest  rate  or
                                            currency  exchange rate fluctuations
                                            on the Mortgage  Assets or on one or
                                            more  classes of  Certificates.  The
                                            principal    terms   of   any   such
                                            guaranteed  investment  contract  or
                                            other agreement (any such agreement,
                                            a "Cash Flow Agreement"), including,
                                            without    limitation,    provisions
                                            relating to the  timing,  manner and
                                            amount of  payments  thereunder  and
                                            provisions     relating    to    the
                                            termination    thereof,    will   be
                                            described    in    the    Prospectus
                                            Supplement  for the related  series.
                                            In addition,  the related Prospectus
                                            Supplement   will  contain   certain
                                            information  that  pertains  to  the
                                            obligor  under  any such  Cash  Flow
                                            Agreement.  See  "Description of the
                                            Trust Funds--Cash Flow Agreements".

Description of Certificates...............  Each series of Certificates will  be
                                            issued   in  one  or  more   classes
                                            pursuant to a pooling and  servicing
                                            agreement    or   other    agreement
                                            specified in the related  Prospectus
                                            Supplement   (in  either   case,   a
                                            "Pooling    Agreement")   and   will
                                            represent  in  the   aggregate   the
                                            entire beneficial ownership interest
                                            in the related Trust Fund.

                                            As    described   in   the   related
                                            Prospectus      Supplement,      the
                                            Certificates    of   each    series,
                                            including  the Offered  Certificates
                                            of such  series,  may consist of one
                                            or  more  classes  of   Certificates
                                            that,  among other  things:  (i) are
                                            senior    (collectively,     "Senior
                                            Certificates")     or    subordinate
                                            (collectively,          "Subordinate
                                            Certificates")  to one or more other
                                            classes    of     Certificates    in
                                            entitlement to certain distributions
                                            on  the   Certificates;   (ii)   are
                                            entitled   to    distributions    of
                                            principal,  with  disproportionately
                                            small,  nominal or no  distributions
                                            of interest (collectively, "Stripped
                                            Principal Certificates");  (iii) are
                                            entitled   to    distributions    of
                                            interest,   with  disproportionately
                                            small,  nominal or no  distributions
                                            of     principal      (collectively,
                                            "Stripped  Interest  Certificates");
                                            (iv)  provide for  distributions  of
                                            interest    thereon   or   principal
                                            thereof that commence only after the
                                            occurrence of certain  events,  such
                                            as the  retirement  of  one or  more
                                            other  classes  of  Certificates  of
                                            such   series;   (v)   provide   for
                                            distributions  of principal  thereof
                                            to be made, from time to time or for
                                            designated  periods,  at a rate that
                                            is  faster  (and,   in  some  cases,
                                            substantially   faster)   or  slower
                                            (and,  in some cases,  substantially
                                            slower)   than  the  rate  at  which
                                            payments  or  other  collections  of
                                            principal   are   received   on  the
                                            Mortgage Assets in the related Trust
                                            Fund; (vi) provide for distributions
                                            of  principal  thereof  to be  made,
                                            subject to available funds, based on
                                            a   specified    principal   payment
                                            schedule  or other  methodology;  or
                                            (vii) provide for distribution based
                                            on   collections   on  the  Mortgage
                                            Assets  in the  related  Trust  Fund
                                            attributable to prepayment premiums,
                                            yield   maintenance   penalties   or
                                            equity participations.

                                            Each  class of  Certificates,  other
                                            than  certain  classes  of  Stripped
                                            Interest  Certificates  and  certain
                                            classes of Residual Certificates (as
                                            defined herein),  will have a stated
                                            principal   amount  (a  "Certificate
                                            Balance");   and   each   class   of
                                            Certificates,   other  than  certain
                                            classes   of   Stripped    Principal
                                            Certificates  and certain classes of
                                            Residual  Certificates,  will accrue
                                            interest on its Certificate  Balance
                                            or, in the case of  certain  classes
                                            of Stripped  Interest  Certificates,
                                            on a  notional  amount (a  "Notional
                                            Amount") based on a fixed,  variable
                                            or   adjustable   interest  rate  (a
                                            "Pass-Through  Rate").  The  related
                                            Prospectus  Supplement  will specify
                                            the  Certificate  Balance,  Notional
                                            Amount and/or Pass-Through Rate (or,
                                            in  the  case  of  a   variable   or
                                            adjustable  Pass-Through  Rate,  the
                                            method for  determining  such rate),
                                            as  applicable,  for  each  class of
                                            Offered Certificates.

                                            The   Certificates   will   not   be
                                            guaranteed   or   insured   by   the
                                            Depositor or any of its  affiliates,
                                            by  any   governmental   agency   or
                                            instrumentality   or  by  any  other
                                            person or entity,  unless  otherwise
                                            provided in the  related  Prospectus
                                            Supplement.         See        "Risk
                                            Factors--Limited     Assets"     and
                                            "Description of the Certificates".

Distributions of Interest on the
  Certificates............................  Interest on each class of    Offered
                                            Certificates   (other  than  certain
                                            classes   of   Stripped    Principal
                                            Certificates  and certain classes of
                                            Residual   Certificates)   of   each
                                            series will accrue at the applicable
                                            Pass-Through Rate on the Certificate
                                            Balance  or, in the case of  certain
                                            classes   of    Stripped    Interest
                                            Certificates,  the  Notional  Amount
                                            thereof  outstanding  from  time  to
                                            time  and  will  be  distributed  to
                                            Certificateholders  as  provided  in
                                            the  related  Prospectus  Supplement
                                            (each  of  the  specified  dates  on
                                            which  distributions are to be made,
                                            a       "Distribution        Date").
                                            Distributions   of   interest   with
                                            respect  to one or more  classes  of
                                            Certificates (collectively, "Accrual
                                            Certificates")   may  not   commence
                                            until  the   occurrence  of  certain
                                            events,  such as the  retirement  of
                                            one  or  more   other   classes   of
                                            Certificates,  and interest  accrued
                                            with  respect  to a class of Accrual
                                            Certificates prior to the occurrence
                                            of  such an  event  will  either  be
                                            added  to  the  Certificate  Balance
                                            thereof   or   otherwise   deferred.
                                            Distributions   of   interest   with
                                            respect  to one or more  classes  of
                                            Certificates  may be  reduced to the
                                            extent  of  certain   delinquencies,
                                            losses   and   other   contingencies
                                            described  herein and in the related
                                            Prospectus  Supplement.   See  "Risk
                                            Factors--Prepayments;  Average  Life
                                            of Certificates; Yields", "Yield and
                                            Maturity     Considerations"     and
                                            "Description          of         the
                                            Certificates--Distributions       of
                                            Interest on the Certificates".

Distributions of Principal of the
  Certificates............................  Each class of Certificates of   each
                                            series (other  than  certain classes
                                            of  Stripped  Interest  Certificates
                                            and certain  classes   of   Residual
                                            Certificates)     will     have    a
                                            Certificate Balance. The Certificate
                                            Balance  of a class of  Certificates
                                            outstanding  from  time to time will
                                            represent  the  maximum  amount that
                                            the   holders   thereof   are   then
                                            entitled  to  receive  in respect of
                                            principal  from  future cash flow on
                                            the  assets  in  the  related  Trust
                                            Fund. Unless otherwise  specified in
                                            the related  Prospectus  Supplement,
                                            the  initial  aggregate  Certificate
                                            Balance    of   all    classes    of
                                            Certificates of a series will not be
                                            greater    than   the    outstanding
                                            principal  balance  of  the  related
                                            Mortgage  Assets  as of a  specified
                                            date  (the  "Cut-off  Date"),  after
                                            application  of  scheduled  payments
                                            due on or before such date,  whether
                                            or  not  received.  As  and  to  the
                                            extent  described in each Prospectus
                                            Supplement,     distributions     of
                                            principal   with   respect   to  the
                                            related series of Certificates  will
                                            be made on each Distribution Date to
                                            the  holders of the class or classes
                                            of   Certificates   of  such  series
                                            entitled     thereto    until    the
                                            Certificate    Balances    of   such
                                            Certificates  have been  reduced  to
                                            zero.   Distributions  of  principal
                                            with  respect to one or more classes
                                            of  Certificates  may be  made  at a
                                            rate  that is faster  (and,  in some
                                            cases,  substantially  faster)  than
                                            the rate at which  payments or other
                                            collections    of   principal    are
                                            received on the  Mortgage  Assets in
                                            the     related      Trust     Fund.
                                            Distributions   of  principal   with
                                            respect  to one or more  classes  of
                                            Certificates  may not commence until
                                            the  occurrence  of certain  events,
                                            such  as  the  retirement  of one or
                                            more other  classes of  Certificates
                                            of the same  series,  or may be made
                                            at a rate  that is slower  (and,  in
                                            some  cases,  substantially  slower)
                                            than the rate at which  payments  or
                                            other  collections  of principal are
                                            received on the  Mortgage  Assets in
                                            the     related      Trust     Fund.
                                            Distributions   of  principal   with
                                            respect  to one or more  classes  of
                                            Certificates  (each  such  class,  a
                                            "Controlled Amortization Class") may
                                            be   made,    subject   to   certain
                                            limitations,  based  on a  specified
                                            principal      payment     schedule.
                                            Distributions   of  principal   with
                                            respect  to one or more  classes  of
                                            Certificates  (each  such  class,  a
                                            "Companion Class") may be contingent
                                            on the specified  principal  payment
                                            schedule     for    a     Controlled
                                            Amortization   Class   of  the  same
                                            series   and  the   rate  at   which
                                            payments  and other  collections  of
                                            principal on the Mortgage  Assets in
                                            the related Trust Fund are received.
                                            Unless  otherwise  specified  in the
                                            related    Prospectus    Supplement,
                                            distributions  of  principal  of any
                                            class of Offered  Certificates  will
                                            be made on a pro  rata  basis  among
                                            all  of  the  Certificates  of  such
                                            class.   See   "Description  of  the
                                            Certificates--Distributions       of
                                            Principal of the Certificates".

Advances..................................  If and to the extent provided in the related Prospectus Supplement,  if a
                                            Trust Fund includes  Mortgage Loans,
                                            the  Master   Servicer,   a  Special
                                            Servicer,  the Trustee, any provider
                                            of Credit  Support  and/or any other
                                            specified person may be obligated to
                                            make,  or have the option of making,
                                            certain  advances  with  respect  to
                                            delinquent   scheduled  payments  of
                                            principal  and/or  interest  on such
                                            Mortgage  Loans.  Any such  advances
                                            made with  respect  to a  particular
                                            Mortgage  Loan will be  reimbursable
                                            from   subsequent    recoveries   in
                                            respect  of such  Mortgage  Loan and
                                            otherwise  to the  extent  described
                                            herein and in the related Prospectus
                                            Supplement.  If and  to  the  extent
                                            provided    in    the     Prospectus
                                            Supplement    for   a   series    of
                                            Certificates, any entity making such
                                            advances  may be entitled to receive
                                            interest thereon for the period that
                                            such   advances   are   outstanding,
                                            payable  from amounts in the related
                                            Trust Fund. See  "Description of the
                                            Certificates--Advances in Respect of
                                            Delinquencies".   If  a  Trust  Fund
                                            includes    MBS,   any    comparable
                                            advancing  obligation  of a party to
                                            the related Pooling Agreement, or of
                                            a   party   to   the   related   MBS
                                            Agreement,  will be described in the
                                            related Prospectus Supplement.

Termination...............................  If  so   specified  in  the  related
                                            Prospectus  Supplement,  a series of
                                            Certificates   may  be   subject  to
                                            optional early  termination  through
                                            the   repurchase   of  the  Mortgage
                                            Assets in the related  Trust Fund by
                                            the  party  or   parties   specified
                                            therein, under the circumstances and
                                            in the manner set forth therein.  If
                                            so    provided    in   the   related
                                            Prospectus   Supplement,   upon  the
                                            reduction of the Certificate Balance
                                            of a  specified  class or classes of
                                            Certificates    by    a    specified
                                            percentage   or   amount,   a  party
                                            specified  therein may be authorized
                                            or required to solicit  bids for the
                                            purchase  of  all  of  the  Mortgage
                                            Assets of the related Trust Fund, or
                                            of  a  sufficient  portion  of  such
                                            Mortgage Assets to retire such class
                                            or classes,  under the circumstances
                                            and in the manner set forth therein.
                                            See      "Description     of     the
                                            Certificates--Termination".

Registration of Book-Entry
  Certificates............................  If so  provided   in   the   related
                                            Prospectus  Supplement,  one or more
                                            classes of the Offered  Certificates
                                            of any  series  will be  offered  in
                                            book-entry   format   (collectively,
                                            "Book-Entry  Certificates")  through
                                            the  facilities  of  The  Depository
                                            Trust Company ("DTC"). Each class of
                                            Book-Entry   Certificates   will  be
                                            initially represented by one or more
                                            Certificates  registered in the name
                                            of  a  nominee  of  DTC.  No  person
                                            acquiring  an interest in a class of
                                            Book-Entry      Certificates      (a
                                            "Certificate    Owner")    will   be
                                            entitled to receive  Certificates of
                                            such  class  in  fully   registered,
                                            definitive     form     ("Definitive
                                            Certificates"),   except  under  the
                                            limited   circumstances    described
                                            herein.           See          "Risk
                                            Factors--Book-Entry    Registration"
                                            and      "Description     of     the
                                            Certificates--Book-Entry
                                            Registration      and     Definitive
                                            Certificates".

Certain Federal Income
  Tax Consequences........................  The federal income tax  consequences
                                            to Certificateholders   will    vary
                                            depending  on  whether  one or  more
                                            elections  are  made  to  treat  the
                                            Trust  Fund  or  specified  portions
                                            thereof as one or more "real  estate
                                            mortgage investment conduits" (each,
                                            a "REMIC")  under the  provisions of
                                            the  Internal  Revenue Code of 1986,
                                            as   amended   (the   "Code").   The
                                            Prospectus   Supplement   for   each
                                            series of Certificates  will specify
                                            whether  one or more such  elections
                                            will be made.  See "Certain  Federal
                                            Income Tax Consequences".

ERISA Considerations......................  Fiduciaries   of  employee   benefit
                                            plans and certain  other  retirement
                                            plans  and  arrangements,  including
                                            indidual    retirement     accounts,
                                            annuities,    Keogh    plans,    and
                                            colective   investment   funds   and
                                            insurance    company   general   and
                                            separate   accounts  in  which  such
                                            plans,   accounts,    annuities   or
                                            arrangements are invested,  that are
                                            subject to the  Employee  Retirement
                                            Income  Security  Act  of  1974,  as
                                            amended  ("ERISA"),  or Section 4975
                                            of the Code, should carefully review
                                            with their  legal  advisors  whether
                                            the  purchase  or holding of Offered
                                            Certificates  could  give  rise to a
                                            transaction that is prohibited or is
                                            not  otherwise   permissible  either
                                            under  ERISA or Section  4975 of the
                                            Code.  See  "ERISA   Considerations"
                                            herein and in the related Prospectus
                                            Supplement.

Legal Investment..........................  The   Offered    Certificates   will
                                            constitute     "mortgage     related
                                            securities"   for  purposes  of  the
                                            Secondary       Mortgage      Market
                                            Enhancement  Act of 1984, as amended
                                            ("SMMEA,")  only if so  specified in
                                            the related  Prospectus  Supplement.
                                            Investors whose investment authority
                                            is  subject  to  legal  restrictions
                                            should   consult   their  own  legal
                                            advisors to determine whether and to
                                            what extent the Offered Certificates
                                            constitute  legal   investments  for
                                            them. See "Legal  Investment" herein
                                            and   in  the   related   Prospectus
                                            Supplement.

Rating....................................  At   their   respective   dates   of
                                            issuance,   each  class  of  Offered
                                            Certificates will be rated not lower
                                            than investment grade by one or more
                                            nationally  recognized   statistical
                                            rating  agencies  (each,  a  "Rating
                                            Agency"). See "Rating" herein and in
                                            the related Prospectus Supplement.

                                  RISK FACTORS


          In considering an investment in the Offered Certificates of any series, investors should consider, among other things, the following risk factors and any other factors set forth under the heading "Risk Factors" in the related Prospectus Supplement. In general, to the extent that the factors discussed below pertain to or are influenced by the characteristics or behavior of Mortgage Loans included in a particular Trust Fund, they would similarly pertain to and be influenced by the characteristics or behavior of the mortgage loans underlying any MBS included in such Trust Fund.


Secondary Market

          There can be no assurance that a secondary market for the Offered Certificates of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue for as long as such Certificates remain outstanding. The Prospectus Supplement for any series of Offered Certificates may indicate that an underwriter specified therein intends to make a secondary market in such Offered Certificates; however, no underwriter will be obligated to do so. Any such secondary market may provide less liquidity to investors than any comparable market for securities that evidence interests in single-family mortgage loans.

          The primary source of ongoing information regarding the Offered Certificates of any series, including information regarding the status of the related Mortgage Assets and any Credit Support for such Certificates, will be the periodic reports to Certificateholders to be delivered pursuant to the related Pooling Agreement as described herein under the heading "Description of the Certificates--Reports to Certificateholders". There can be no assurance that any additional ongoing information regarding the Offered Certificates of any series will be available through any other source. The limited nature of such information in respect of a series of Offered Certificates may adversely affect the liquidity thereof, even if a secondary market for such Certificates does develop.

          Insofar as a secondary market does develop with respect to any series of Offered Certificates or class thereof, the market value of such Certificates will be affected by several factors, including the perceived liquidity thereof, the anticipated cash flow thereon (which may vary widely depending upon the prepayment and default assumptions applied in respect of the underlying Mortgage Loans) and prevailing interest rates. The price payable at any given time in respect of certain classes of Offered Certificates (in particular, a class with a relatively long average life, a Companion Class or a class of Stripped Interest Certificates or Stripped Principal Certificates) may be extremely sensitive to small fluctuations in prevailing interest rates; and the relative change in price for an Offered Certificate in response to an upward or downward movement in prevailing interest rates may not necessarily equal the relative change in price for such Offered Certificate in response to an equal but opposite movement in such rates. Accordingly, the sale of Offered Certificates by a holder in any secondary market that may develop may be at a discount from the price paid by such holder. The Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis.

          Except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights, and the Offered Certificates of each series are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates--Termination".


Limited Assets

          Unless otherwise specified in the related Prospectus Supplement, neither the Offered Certificates of any series nor the Mortgage Assets in the related Trust Fund will be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person or entity; and no Offered Certificate of any series will represent a claim against or security interest in the Trust Funds for any other series. Accordingly, if the related Trust Fund has insufficient assets to make payments on a series of Offered Certificates, no other assets will be available for payment of the deficiency. Additionally, certain amounts on deposit from time to time in certain funds or accounts constituting part of a Trust Fund, including the Certificate Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, as described in the related Prospectus Supplement, for purposes other than the payment of principal of or interest on the related series of Certificates. If and to the extent so provided in the Prospectus Supplement for a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, all or a portion of the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.


Prepayments; Average Life of Certificates; Yields

          As a result of, among other things, prepayments on the Mortgage Loans in any Trust Fund, the amount and timing of distributions of principal and/or interest on the Offered Certificates of the related series may be highly unpredictable. Prepayments on the Mortgage Loans in any Trust Fund will result in a faster rate of principal payments on one or more classes of the related series of Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans in a Trust Fund may affect the average life of one or more classes of Certificates of the related series, including a class of Offered Certificates. The rate of principal payments on pools of mortgage loans varies among pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. For example, if prevailing interest rates fall significantly below the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, then, subject to, among other things, the particular terms of the Mortgage Loans (e.g., provisions that prohibit voluntary prepayments during specified periods or impose penalties in connection therewith) and the ability of borrowers to get new financing, principal prepayments on such Mortgage Loans are likely to be higher than if prevailing interest rates remain at or above the rates borne by those Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, then principal prepayments on such Mortgage Loans are likely to be lower than if prevailing interest rates remain at or below the rates borne by those Mortgage Loans. There can be no assurance as to the actual rate of prepayment on the Mortgage Loans in any Trust Fund or that such rate of prepayment will conform to any model described herein or in any Prospectus Supplement. As a result, depending on the anticipated rate of prepayment for the Mortgage Loans in any Trust Fund, the retirement of any class of Certificates of the related series could occur significantly earlier or later than expected.

          The extent to which prepayments on the Mortgage Loans in any Trust Fund ultimately affect the average life of any class of Certificates of the related series will depend on the terms of such Certificates. A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to a pro rata share of the prepayments on the Mortgage Loans in the related Trust Fund that are distributable on such date, to a disproportionately large share (which, in some cases, may be all) of such prepayments, or to a disproportionately small share (which, in some cases, may be none) of such prepayments. A class of Certificates that entitles the holders thereof to a disproportionately large share of the prepayments on the Mortgage Loans in the related Trust Fund increases the likelihood of early retirement of such class ("call risk") if the rate of prepayment is relatively fast; while a class of Certificates that entitles the holders thereof to a disproportionately small share of the prepayments on the Mortgage Loans in the related Trust Fund increases the likelihood of an extended average life of such class ("extension risk") if the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of Certificateholders of any series to receive payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

          A  series  of   Certificates   may  include  one  or  more  Controlled
Amortization Classes, which will entitle the holders thereof to receive principal distributions according to a specified principal payment schedule. Although prepayment risk cannot be eliminated entirely for any class of Certificates, a Controlled Amortization Class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the Mortgage Loans in the related Trust Fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such Certificates. Prepayment risk with respect to a given Mortgage Asset Pool does not disappear, however, and the stability afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series, any of which Companion Classes may also be a class of Offered Certificates. In general, and as more specifically described in the related Prospectus Supplement, a Companion Class may entitle the holders thereof to a disproportionately large share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively fast, and/or may entitle the holders thereof to a disproportionately small share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively slow. As and to the extent described in the related Prospectus Supplement, a Companion Class absorbs some (but not all) of the "call risk" and/or "extension risk" that would otherwise belong to the related Controlled Amortization Class if all payments of principal of the Mortgage Loans in the related Trust Fund were allocated on a pro rata basis.

          A series of Certificates may include one or more classes of Offered Certificates offered at a premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on the Mortgage Loans in the related Trust Fund and, where the amount of interest payable with respect to a class is disproportionately large, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might fail to recover its original investment under some prepayment scenarios. The extent to which the yield to maturity of any class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and the amount and timing of distributions thereon. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. See "Yield and Maturity Considerations" herein.


Limited Nature of Ratings

          Any rating assigned by a Rating Agency to a class of Offered Certificates will reflect only its assessment of the likelihood that holders of such Offered Certificates will receive payments to which such Certificateholders are entitled under the related Pooling Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the related Trust Fund. Furthermore, such rating will not address the possibility that prepayment of the related Mortgage Loans at a higher or lower rate than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor that purchases an Offered Certificate at a significant premium might fail to recover its initial investment under certain prepayment scenarios.

          The amount, type and nature of Credit Support, if any, provided with respect to a series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of the Certificates of such series. Those criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. However, there can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. In other cases, such criteria may be based upon determinations of the values of the Mortgaged Properties that provide security for the Mortgage Loans. However, no assurance can be given that those values will not decline in the future. See "Description of Credit Support" and "Rating".


Risks Associated with Certain Mortgage Loans and Mortgaged Properties

          A description of risks associated with investments in mortgage loans is included herein under "Certain Legal Aspects of Mortgage Loans". Mortgage loans made on the security of multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with loans made on the security of an owner-occupied single-family property. See "Description of the Trust Funds--Mortgage Loans". The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower; thus, the value of an income-producing property is directly related to the net operating income derived from such property. If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the loan may be impaired. A number of the Mortgage Loans may be secured by liens on owner-occupied Mortgaged Properties or on Mortgaged Properties leased to a single tenant or a small number of significant tenants. Accordingly, a decline in the financial condition of the borrower or a significant tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants. Furthermore, the value of any Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation; acts of God; and other factors beyond the control of a Master Servicer.

          In addition, additional risk may be presented by the type and use of a particular Mortgaged Property. For instance, Mortgaged Properties that operate as hospitals and nursing homes may present special risks to lenders due to the significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements that may be terminable by the franchisor or operator. Moreover, the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements. The ability of a borrower to repay a Mortgage Loan secured by shares allocable to one or more cooperative dwelling units may be dependent upon the ability of the dwelling units to generate sufficient rental income, which may be subject to rent control or stabilization laws, to cover both debt service on the loan as well as maintenance charges to the cooperative. Further, a Mortgage Loan secured by cooperative shares is subordinate to the mortgage, if any, on the cooperative apartment building.

          Self-storage properties are considered vulnerable to competition, because both acquisition costs and break-even occupancy are relatively low. The conversion of self-storage facilities to alternative uses would generally require substantial capital expenditures. Thus, if the operation of any of the self-storage Mortgaged Properties becomes unprofitable due to decreased demand, competition, age of improvements or other factors such that the Borrower becomes unable to meet its obligations on the related Mortgage Loan, the liquidation value of that self-storage Mortgaged Property may be substantially less, relative to the amount owing on the Mortgage Loan, than would be the case if the self-storage Mortgaged Property were readily adaptable to other uses. Tenant privacy, anonymity and efficient access may heighten environmental risks.

          Other multifamily properties, hotels, retail properties, office buildings, mobile home parks, nursing homes and self-storage facilities located in the areas of the Mortgaged Properties compete with the Mortgaged Properties to attract residents and customers. The leasing of real estate is highly competitive. The principal means of competition are price, location and the nature and condition of the facility to be leased. A borrower under a Mortgage Loan competes with all lessors and developers of comparable types of real estate in the are in which the Mortgaged Property is located. Such lessors or developers could have lower rentals, lower operating costs, more favorable locations or better facilities. While a borrower under a Mortgage Loan may renovate, refurbish or expand the Mortgaged Property to maintain it and remain competitive, such renovation, refurbishment or expansion may itself entail significant risk. Increased competition could adversely affect income from and market value of the Mortgaged Properties. In addition, the business conducted at each Mortgaged Property may face competition from other industries and industry segments.

          It is anticipated that some or all of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to any such Mortgage Loan, recourse in the event of borrower default will be limited to the specific real property and other assets, if any, that were pledged to secure the Mortgage Loan. However, even with respect to those Mortgage Loans that provide for recourse against the borrower and its assets generally, there can be no assurance that enforcement of such recourse provisions will be practicable, or that the assets of the borrower will be sufficient to permit a recovery in respect of a defaulted Mortgage Loan in excess of the liquidation value of the related Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans--Foreclosure".

          Further, the concentration of default, foreclosure and loss risks in individual Mortgage Loans in a particular Trust Fund will generally be greater than for pools of single-family loans because Mortgage Loans in a Trust Fund will generally consist of a smaller number of higher balance loans than would a pool of single-family loans of comparable aggregate unpaid principal balance.


Balloon Payments; Borrower Default

          Certain of the Mortgage Loans included in a Trust Fund may be non-amortizing or only partially amortizing over their terms to maturity and, thus, will require substantial principal payments (that is, balloon payments) at their stated maturity. Mortgage Loans of this type involve a greater degree of risk than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the value of the related Mortgaged Property, the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition and operating history of the borrower and the related Mortgaged Property, tax laws, rent control laws (with respect to certain residential properties), Medicaid and Medicare reimbursement rates (with respect to hospitals and nursing homes), prevailing general economic conditions and the availability of credit for loans secured by multifamily or commercial, as the case may be, real properties generally. Neither the Depositor nor any of its affiliates will be required to refinance any Mortgage Loan.

          If and to the extent described herein and in the related Prospectus Supplement, in order to maximize recoveries on defaulted Mortgage Loans, the Master Servicer or a Special Servicer will be permitted (within prescribed limits) to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent. While a Master Servicer or a Special Servicer generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery, taking into account the time value of money, than liquidation, there can be no assurance that any such extension or modification will in fact increase the present value of receipts from or proceeds of the affected Mortgage Loans.


Credit Support Limitations

          The Prospectus Supplement for a series of Certificates will describe any Credit Support provided with respect thereto. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks; for example, Credit Support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

          A  series  of  Certificates   may  include  one  or  more  classes  of
Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Certificates of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the later paid classes of Certificates of such series has been repaid in full. As a result, the impact of losses and shortfalls experienced with respect to the Mortgage Assets may fall primarily upon those classes of Certificates having a later right of payment. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series.

          The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies and losses on the underlying Mortgage Assets and certain other factors. There can, however, be no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "--Limited Nature of Ratings", "Description of the Certificates" and "Description of Credit Support".


Leases and Rents

          Each Mortgage Loan included in any Trust Fund secured by Mortgaged Property that is subject to leases typically will be secured by an assignment of leases and rents pursuant to which the borrower assigns to the lender its right, title and interest as landlord under the leases of the related Mortgaged Property, and the income derived therefrom, as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect rents. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of Mortgage Loans--Leases and Rents".


Environmental Risks

          Under the laws of certain states, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over an existing mortgage lien on such property. In addition, under various federal, state and local laws, ordinances and regulations, an owner or operator of real estate may be liable for the costs of removal or remediation of hazardous substances or toxic substances on, in or beneath such property. Such liability may be imposed without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner or operator's liability therefor as to any property is generally not limited under such laws, ordinances and regulations and could exceed the value of the mortgaged property and the aggregate assets of the owner or operator. In addition, as to the owners or operators of mortgaged properties that generate hazardous substances that are disposed of at "off-site" locations, such owners or operators may be held strictly, jointly and severally liable if there are releases or threatened releases of hazardous substances at the off-site locations where such person's hazardous substances were disposed.

          Although the federal Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended ("CERCLA"), provides an exemption from the definition of "owner" for lenders whose primary indicia of ownership in a particular property is the holding of a security interest, lenders may forfeit, as a result of their actions with respect to particular borrowers, their secured creditor exemption and be deemed an owner or operator of property such that they are liable for remediation costs. See "Certain Legal Aspects of Mortgage Loans--Environmental Risks" herein. A lender also risks such liability on foreclosure of the mortgage. Unless otherwise specified in the related Prospectus Supplement, if a Trust Fund includes Mortgage Loans, then the related Pooling Agreement will contain provisions generally to the effect that the Master Servicer, acting on behalf of the Trust Fund, may not acquire title to a Mortgaged Property or assume control of its operation unless the Master
Servicer, based upon a report prepared by a person who regularly conducts environmental audits, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans". See "Certain Legal Aspects of Mortgage
Loans--Environmental Risks". There can be no assurance that any such requirements of a Pooling Agreement will effectively insulate the related Trust Fund from potential liability for a materially adverse environmental condition at a Mortgaged Property.


Special Hazard Losses

          Unless otherwise specified in a Prospectus Supplement, the Master Servicer for the related Trust Fund will be required to cause the borrower on each Mortgage Loan in such Trust Fund to maintain such insurance coverage in respect of the related Mortgaged Property as is required under the related Mortgage, including hazard insurance; provided that, as and to the extent described herein and in the related Prospectus Supplement, the Master Servicer may satisfy its obligation to cause hazard insurance to be maintained with respect to any Mortgaged Property through acquisition of a blanket policy. In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of risks. Unless the related Mortgage specifically requires the mortgagor to insure against physical damage arising from such causes, then, to the extent any consequent losses are not covered by Credit Support, such losses may be borne, at least in part, by the holders of one or more classes of Offered Certificates of the related series. See "Description of the Pooling Agreements--Hazard Insurance Policies".


ERISA Considerations

          Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations that govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Offered Certificates of any series. See "ERISA Considerations".


Certain Federal Tax Considerations Regarding Residual Certificates

          Holders of Residual  Certificates  will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates". Accordingly, under certain circumstances, holders of Offered Certificates that constitute Residual Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. The requirement that holders of Residual Certificates report their pro rata share of the taxable income and net loss of the REMIC will continue until the Certificate Balances of all classes of Certificates of the related series have been reduced to zero, even though holders of Residual Certificates have received full payment of their stated interest and principal. A portion (or, in certain circumstances, all) of such Certificateholder's share of the REMIC taxable income may be treated as "excess inclusion" income to such holder which (i) generally, will not be subject to offset by losses from other activities, (ii) for a tax-exempt holder, will be treated as unrelated business taxable income and (iii) for a foreign holder, will not qualify for exemption from withholding tax. Individual holders of Residual Certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, Residual Certificates are subject to certain restrictions on transfer. Because of the special tax treatment of Residual Certificates, the taxable income arising in a given year on a Residual Certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the Residual Certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics.


Certain Federal Tax Considerations Regarding Original Issue Discount

          Accrual Certificates will be, and certain of the other Classes of Certificates of a series may be, issued with "original issue discount" for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of cash attributable to such income. See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates".


Book-Entry Registration

          If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates of any series will be issued as Book-Entry Certificates. Each class of Book-Entry Certificates will be initially represented by one or more Certificates registered in the name of a nominee for DTC. As a result, unless and until corresponding Definitive Certificates are issued, the Certificate Owners with respect to any class of Book-Entry
Certificates will be able to exercise the rights of Certificateholders only indirectly through DTC and its participating organizations ("Participants"). In addition, the access of Certificate Owners to information regarding the Book-Entry Certificates in which they hold interests may be limited. Conveyance of notices and other communications by DTC to its Participants, and directly and indirectly through such Participants to Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Furthermore, as described herein,
Certificate Owners may suffer delays in the receipt of payments on the Book-Entry Certificates, and the ability of any Certificate Owner to pledge or otherwise take actions with respect to its interest in the Book-Entry Certificates may be limited due to the lack of a physical certificate evidencing such interest. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates".


Delinquent and Non-Performing Mortgage Loans

          If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are past due or are non-performing. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans may be performed by a Special Servicer. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to such delinquent or non-performing Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments on the Mortgage Assets in such Trust Fund and the yield on the Offered Certificates of such series. See "Description of the Trust Funds--Mortgage Loans--General".


                         DESCRIPTION OF THE TRUST FUNDS


General

          The primary assets of each Trust Fund will consist of (i) various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), (ii) mortgage participations, pass-through certificates or other mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans or
(iii) a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). Each Trust Fund will be established by Chase Commercial Mortgage Securities Corp. (the "Depositor"). Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a "Mortgage Asset Seller"), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS and may be an affiliate of the Depositor. The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates or, unless otherwise provided in the related Prospectus Supplement, by any governmental agency or instrumentality or by any other person. The discussion below under the heading "--Mortgage Loans", unless otherwise noted, applies equally to mortgage loans underlying any MBS included in a particular Trust Fund.


Mortgage Loans

          General. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or similar security instruments (the "Mortgages") that create liens on fee or leasehold estates in properties (the "Mortgaged Properties") consisting of (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures ("Multifamily Properties") or (ii) office buildings, retail stores and establishments, hotels or motels, nursing homes, assisted living facilities, continuum care facilities, day care centers, schools, hospitals or other healthcare related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, distribution centers, transportation centers, industrial plants, parking facilities, entertainment and/or recreation facilities, mixed use properties and/or unimproved land ("Commercial Properties"). The Multifamily Properties may include mixed commercial and residential structures, apartment buildings owned by private cooperative housing corporations ("Cooperatives"), and shares of the Cooperative allocable to one or more dwelling units occupied by non-owner tenants or to vacant units. Each Mortgage will create a first priority or junior priority mortgage lien on a borrower's fee estate in a Mortgaged Property. If a Mortgage creates a lien on a borrower's leasehold estate in a property, then, unless otherwise specified in the related Prospectus Supplement, the term of any such leasehold will exceed the term of the Mortgage Note by at least two years. Unless otherwise specified in the related Prospectus Supplement, each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor; however, the Originator may be or may have been an affiliate of the Depositor.

          If so specified in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans made on the security of real estate projects under construction. In that case, the related Prospectus Supplement will describe the procedures and timing for making disbursements from construction reserve funds as portions of the related real estate project are completed. In addition, the Mortgage Assets for a particular series of Certificates may include Mortgage Loans that are delinquent or non-performing as of the date such Certificates are issued. In that case, the related Prospectus Supplement will set forth, as to each such Mortgage Loan, available information as to the period of such delinquency or non-performance, any forbearance arrangement then in effect, the condition of the related Mortgaged Property and the ability of the Mortgaged Property to generate income to service the mortgage debt.

          Default and Loss Considerations with Respect to the Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon the successful operation of such property (that is, its ability to generate income). Moreover, some or all of the Mortgage Loans included in a particular Trust Fund may be non-recourse loans, which means that, absent special facts, recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure repayment of the Mortgage Loan.

          Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important factor in evaluating the risk of default on such a loan. Unless otherwise defined in the related Prospectus Supplement, the "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of (i) the Net Operating Income derived from the related Mortgaged Property for a twelve-month period to (ii) the annualized scheduled payments on the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property. Unless otherwise defined in the related Prospectus Supplement, "Net Operating Income" means, for any given period, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on the related Mortgage Loan or on any other loans that are secured by such Mortgaged Property. The Net Operating Income of a Mortgaged Property will fluctuate over time and may or may not be sufficient to cover debt service on the related Mortgage Loan at any given time. As the primary source of the operating revenues of a non-owner occupied, income-producing property, rental income (and, with respect to a Mortgage Loan secured by a Cooperative apartment building, maintenance payments from tenant-stockholders of a Cooperative) may be affected by the condition of the applicable real estate market and/or area economy. In addition, properties typically leased, occupied or used on a short-term basis, such as certain healthcare-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial Properties may be owner-occupied or leased to a small number of tenants. Thus, the Net Operating Income of such a Mortgaged Property may depend substantially on the financial condition of the borrower or a tenant, and Mortgage Loans secured by liens on such properties may pose greater risks than loans secured by liens on Multifamily Properties or on multi-tenant Commercial Properties.

          Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the risk of default on a Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses ("Net Leases"). However, the existence of such "net of expense" provisions will result in stable Net Operating Income to the borrower/landlord only to the extent that the lessee is able to absorb operating expense increases while continuing to make rent payments.

          Lenders also look to the Loan-to-Value Ratio of a mortgage loan as a factor in evaluating risk of loss if a property must be liquidated following a default. Unless otherwise defined in the related Prospectus Supplement, the "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of (i) the then outstanding principal balance of the Mortgage Loan and any other loans senior thereto that are secured by the related Mortgaged Property to (ii) the Value of the related Mortgaged Property. The "Value" of a Mortgaged Property is generally its fair market value determined in an appraisal obtained by the Originator at the origination of such loan. The lower the Loan-to-Value Ratio, the greater the percentage of the borrower's equity in a Mortgaged Property, and thus (a) the greater the incentive of the borrower to perform under the terms of the related Mortgage Loan (in order to protect such equity) and (b) the greater the cushion provided to the lender against loss on liquidation following a default.

          Loan-to-Value Ratios will not necessarily constitute an accurate measure of the risk of liquidation loss in a pool of Mortgage Loans. For example, the value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon changes in economic conditions, the real estate market and other factors described herein. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of default and loss risks, is even more difficult.

          While the Depositor believes that the foregoing considerations are important factors that generally distinguish loans secured by liens on income-producing real estate from single-family mortgage loans, there can be no assurance that all of such factors will in fact have been prudently considered by the Originators of the Mortgage Loans, or that, for a particular Mortgage Loan, they are complete or relevant. See "Risk Factors--Risks Associated with Certain Mortgage Loans and Mortgaged Properties" and "--Balloon Payments; Borrower Default".

          Payment Provisions of the Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will (i) have had individual principal balances at origination of not less than $25,000, (ii) have had original terms to maturity of not more than 40 years and (iii) provide for scheduled payments of principal, interest or both, to be made on specified dates ("Due Dates") that occur monthly, quarterly, semi-annually or annually. A Mortgage Loan (i) may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Rate") that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, (ii) may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may permit negative amortization, (iii) may be fully amortizing or partially amortizing or non-amortizing, with a balloon payment due on its stated maturity date, and (iv) may prohibit over its term or for a certain period prepayments (the period of such prohibition, a "Lock-out Period" and its date of expiration, a "Lock-out Date") and/or require payment of a premium or a yield maintenance penalty (a "Prepayment Premium") in connection with certain prepayments, in each case as described in the related Prospectus Supplement. A Mortgage Loan may also contain a provision that entitles the lender to a share of appreciation of the related Mortgaged Property, or profits realized from the operation or disposition of such Mortgaged Property or the benefit, if any, resulting from the refinancing of the Mortgage Loan (any such provision, an "Equity Participation"), as described in the related Prospectus Supplement. If holders of any class or classes of Offered Certificates of a series will be entitled to all or a portion of an Equity Participation in addition to payments of interest on and/or principal of such Offered Certificates, the related Prospectus Supplement will describe the Equity Participation and the method or methods by which distributions in respect thereof will be made to such holders.

          Mortgage Loan Information in Prospectus Supplements. Each Prospectus Supplement will contain certain information pertaining to the Mortgage Loans in the related Trust Fund, which will generally be current as of a date specified in the related Prospectus Supplement and which, to the extent then applicable and specifically known to the Depositor, will include the following: (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans, (ii) the type or types of property that provide security for repayment of the Mortgage Loans, (iii) the earliest and latest origination date and maturity date of the Mortgage Loans,
(iv) the original and remaining terms to maturity of the Mortgage Loans, or the respective ranges thereof, and the weighted average original and remaining terms to maturity of the Mortgage Loans, (v) the original Loan-to-Value Ratios of the Mortgage Loans, or the range thereof, and the weighted average original Loan-to-Value Ratio of the Mortgage Loans, (vi) the Mortgage Rates borne by the Mortgage Loans, or range thereof, and the weighted average Mortgage Rate borne by the Mortgage Loans, (vii) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the index or indices upon which such adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on Mortgage Rate adjustments at the time of any adjustment and over the life of the ARM Loan, (viii) information regarding the payment characteristics of the Mortgage Loans, including, without limitation, balloon payment and other amortization provisions, Lock-out Periods and Prepayment Premiums, (ix) the Debt Service Coverage Ratios of the Mortgage Loans (either at origination or as of a more recent date), or the range thereof, and the weighted average of such Debt Service Coverage Ratios, and (x) the geographic distribution of the Mortgaged Properties on a state-by-state basis. In appropriate cases, the related Prospectus Supplement will also contain certain information available to the Depositor that pertains to the provisions of leases and the nature of tenants of the Mortgaged Properties. If the Depositor is unable to tabulate the specific information described above at the time Offered Certificates of a series are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of those Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within fifteen days following such issuance.


MBS

          MBS may include (i) private (that is, not guaranteed or insured by the United States or any agency or instrumentality thereof) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities or (ii) certificates insured or guaranteed by FHLMC, FNMA, GNMA or FAMC provided that, unless otherwise specified in the related Prospectus Supplement, each MBS will evidence an interest in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the Mortgage Loans contained herein.

          Any MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). The issuer of the MBS (the "MBS Issuer") and/or the servicer of the underlying mortgage loans (the "MBS Servicer") will have entered into the MBS Agreement, generally with a trustee (the "MBS Trustee") or, in the alternative, with the original purchaser or purchasers of the MBS.

          The MBS may have been issued in one or more classes with characteristics similar to the classes of Certificates described herein. Distributions in respect of the MBS will be made by the MBS Issuer, the MBS Servicer or the MBS Trustee on the dates specified in the related Prospectus Supplement. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

          Reserve funds, subordination or other credit support similar to that described for the Certificates under "Description of Credit Support" may have been provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any Rating Agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.

          The Prospectus Supplement for a series of Certificates that evidence interests in MBS will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amount and type of the MBS to be included in the Trust Fund, (ii) the original and remaining term to stated maturity of the MBS, if applicable, (iii) the pass-through or bond rate of the MBS or the formula for determining such rates, (iv) the payment characteristics of the MBS, (v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable,
(vi) a description of the credit support, if any, (vii) the circumstances under which the related underlying mortgage loans, or the MBS themselves, may be purchased prior to their maturity, (viii) the terms on which mortgage loans may be substituted for those originally underlying the MBS, (ix) the type of mortgage loans underlying the MBS and, to the extent available to the Depositor and appropriate under the circumstances, such other information in respect of the underlying mortgage loans described under "--Mortgage Loans--Mortgage Loan Information in Prospectus Supplements", and (x) the characteristics of any cash flow agreements that relate to the MBS.


Certificate Accounts

          Each Trust Fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement, deposit all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain obligations acceptable to each Rating Agency rating one or more classes of the related series of Offered Certificates.


Credit Support

          If so provided in the Prospectus Supplement for a series of Certificates, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates of such series in the form of subordination of one or more other classes of Certificates of such series or by one or more other types of credit support, such as letters of credit, overcollateralization, insurance policies, guarantees, surety bonds or reserve funds, or a combination thereof
(any such coverage with respect to the Certificates of any series, "Credit Support"). The amount and types of Credit Support, the identification of the entity providing it (if applicable) and related information with respect to each type of Credit Support, if any, will be set forth in the Prospectus Supplement for a series of Certificates. See "Risk Factors--Credit Support Limitations" and "Description of Credit Support".


Cash Flow Agreements

          If so provided in the Prospectus Supplement for a series of Certificates, the related Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for such series will be invested at a specified rate. The Trust Fund may also include interest rate exchange agreements, interest rate cap or floor agreements, or currency exchange agreements, which agreements are designed to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Assets on one or more classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow Agreement"), and the identity of the Cash Flow Agreement obligor, will be described in the Prospectus Supplement for a series of Certificates.

                        YIELD AND MATURITY CONSIDERATIONS


General

          The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate and the amount and timing of distributions on the Certificate. See "Risk Factors--Prepayments; Average Life of Certificates; Yields". The following discussion contemplates a Trust Fund that consists solely of Mortgage Loans. While the characteristics and behavior of mortgage loans underlying an MBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a class of Certificates as will the characteristics and behavior of comparable Mortgage Loans, the effect may differ due to the payment characteristics of the MBS. If a Trust Fund includes MBS, the related Prospectus Supplement will discuss the effect that the MBS payment characteristics may have on the yield to maturity and weighted average lives of the Offered Certificates of the related series.


Pass-Through Rate

          The Certificates of any class within a series may have a fixed, variable or adjustable Pass-Through Rate, which may or may not be based upon the interest rates borne by the Mortgage Loans in the related Trust Fund. The Prospectus Supplement with respect to any series of Certificates will specify the Pass-Through Rate for each class of Offered Certificates of such series or, in the case of a class of Offered Certificates with a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Loan on the Pass-Through Rate of one or more classes of Offered Certificates; and whether the distributions of interest on the Offered Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.


Payment Delays

          With respect to any series of Certificates, a period of time will elapse between the date upon which payments on the Mortgage Loans in the related Trust Fund are due and the Distribution Date on which such payments are passed through to Certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on such Mortgage Loans were distributed to Certificateholders on or near the date they were due.


Certain Shortfalls in Collections of Interest

          When a principal prepayment in full or in part is made on a Mortgage Loan, the borrower is generally charged interest on the amount of such prepayment only through the date of such prepayment, instead of through the Due Date for the next succeeding scheduled payment. However, interest accrued on any series of Certificates and distributable thereon on any Distribution Date will generally correspond to interest accrued on the Mortgage Loans to their respective Due Dates during the related Due Period. Unless otherwise specified in the Prospectus Supplement for a series of Certificates, a "Due Period" is a specified time period generally corresponding in length to the time period between Distribution Dates, and all scheduled payments on the Mortgage Loans in the related Trust Fund that are due during a given Due Period will, to the extent received by a specified date (the "Determination Date") or otherwise advanced by the related Master Servicer or other specified person, be distributed to the holders of the Certificates of such series on the next succeeding Distribution Date. Consequently, if a prepayment on any Mortgage Loan is distributable to Certificateholders on a particular Distribution Date, but such prepayment is not accompanied by interest thereon to the Due Date for such Mortgage Loan in the related Due Period, then the interest charged to the borrower (net of servicing and administrative fees) may be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accrued and otherwise payable on the Certificates of the related series. If and to the extent that any such shortfall is allocated to a class of Offered
Certificates, the yield thereon will be adversely affected. The Prospectus Supplement for each series of Certificates will describe the manner in which any such shortfalls will be allocated among the classes of such Certificates. If so specified in the Prospectus Supplement for a series of Certificates, the Master Servicer for such series will be required to apply some or all of its servicing compensation for the corresponding period to offset the amount of any such shortfalls. The related Prospectus Supplement will also describe any other amounts available to offset such shortfalls. See "Description of the Pooling Agreements--Servicing Compensation and Payment of Expenses".


Yield and Prepayment Considerations

          A Certificate's yield to maturity will be affected by the rate of principal payments on the Mortgage Loans in the related Trust Fund and the allocation thereof to reduce the principal balance (or notional amount, if applicable) of such Certificate. The rate of principal payments on the Mortgage Loans in any Trust Fund will in turn be affected by the amortization schedules thereof (which, in the case of ARM Loans, may change periodically to accommodate adjustments to the Mortgage Rates thereon), the dates on which any balloon payments are due, and the rate of principal prepayments thereon (including for this purpose, prepayments resulting from liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the related Trust Fund). Because the rate of principal prepayments on the Mortgage Loans in any Trust Fund will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate.

          The extent to which the yield to maturity of a class of Offered Certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans in the related Trust Fund are in turn distributed on such Certificates (or, in the case of a class of Stripped Interest Certificates, result in the reduction of the Notional Amount thereof). An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans in the related Trust Fund could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on such Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield. In addition, if an investor purchases an Offered Certificate at a discount (or premium), and principal payments are made in reduction of the principal balance or notional amount of such investor's Offered Certificates at a rate slower (or faster) than the rate anticipated by the investor during any particular period, the consequent adverse effects on such investor's yield would not be fully offset by a subsequent like increase (or decrease) in the rate of principal payments.

          A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to a pro rata share of the prepayments on the Mortgage Loans in the related Trust Fund that are distributable on such date, to a disproportionately large share (which, in some cases, may be all) of such prepayments, or to a disproportionately small share (which, in some cases, may be none) of such prepayments. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of Certificates of any series to receive distributions in respect of payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

          In general, the Notional Amount of a class of Stripped Interest Certificates will either (i) be based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal the Certificate Balances of one or more of the other classes of Certificates of the same series. Accordingly, the yield on such Stripped Interest Certificates will be inversely related to the rate at which payments and other collections of principal are received on such Mortgage Assets or distributions are made in reduction of the Certificate Balances of such classes of Certificates, as the case may be.

          Consistent with the foregoing, if a class of Certificates of any series consists of Stripped Interest Certificates or Stripped Principal Certificates, a lower than anticipated rate of principal prepayments on the Mortgage Loans in the related Trust Fund will negatively affect the yield to investors in Stripped Principal Certificates, and a higher than anticipated rate of principal prepayments on such Mortgage Loans will negatively affect the yield to investors in Stripped Interest Certificates. If the Offered Certificates of a series include any such Certificates, the related Prospectus Supplement will include a table showing the effect of various assumed levels of prepayment on yields on such Certificates. Such tables will be intended to illustrate the sensitivity of yields to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, yields or prepayment rates.

          The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a group of multifamily or commercial mortgage loans. However, the extent of prepayments of principal of the Mortgage Loans in any Trust Fund may be affected by a number of factors, including, without limitation, the availability of mortgage credit, the relative economic vitality of the area in which the Mortgaged Properties are located, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. In addition, the rate of principal payments on the Mortgage Loans in any Trust Fund may be affected by the existence of Lock-out Periods and requirements that principal prepayments be accompanied by Prepayment Premiums, and by the extent to which such provisions may be practicably enforced.

          The rate of prepayment on a pool of mortgage loans is also affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of ARM Loans, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on such ARM Loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

          Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits. The Depositor will make no representation as to the particular factors that will affect the prepayment of the Mortgage Loans in any Trust Fund, as to the relative importance of such factors, as to the percentage of the principal balance of such Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on such Mortgage Loans.


Weighted Average Life and Maturity

          The rate at which principal payments are received on the Mortgage Loans in any Trust Fund will affect the ultimate maturity and the weighted average life of one or more classes of the Certificates of such series. Weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of such instrument is repaid to the investor.

          The weighted average life and maturity of a class of Certificates of any series will be influenced by the rate at which principal on the related Mortgage Loans, whether in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes voluntary prepayments, liquidations due to default and purchases of Mortgage Loans out of the related Trust Fund), is paid to such class. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model. CPR represents an assumed constant rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed variable rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

          Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family loans. Thus, it is unlikely that the prepayment experience of the Mortgage Loans included in any Trust Fund will conform to any particular level of CPR or SPA.

          The Prospectus Supplement with respect to each series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Certificates of such series and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the related Mortgage Loans are made at rates corresponding to various percentages of CPR or SPA, or at such other rates specified in such Prospectus Supplement. Such tables and assumptions will illustrate the sensitivity of the weighted average lives of the Certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the Certificates.


Controlled Amortization Classes and Companion Classes

          A  series  of   Certificates   may  include  one  or  more  Controlled
Amortization Classes, which will entitle the holders thereof to receive principal distributions according to a specified principal payment schedule, which schedule is supported by creating priorities, as and to the extent described in the related Prospectus Supplement, to receive principal payments from the Mortgage Loans in the related Trust Fund. Unless otherwise specified in the related Prospectus Supplement, each Controlled Amortization Class will either be a Planned Amortization Class (a "PAC") or a Targeted Amortization Class (a "TAC"). In general, a PAC has a "prepayment collar" (that is, a range of prepayment rates that can be sustained without disruption) that determines the principal cash flow of such Certificates. Such a prepayment collar is not static, and may expand or contract after the issuance of the PAC depending on the actual prepayment experience for the underlying Mortgage Loans. Distributions of principal on a PAC would be made in accordance with the specified schedule so long as prepayments on the underlying Mortgage Loans remain at a relatively constant rate within the prepayment collar and, as described below, Companion Classes exist to absorb "excesses" or "shortfalls" in principal payments on the underlying Mortgage Loans. If the rate of prepayment on the underlying Mortgage Loans from time to time falls outside the prepayment collar, or fluctuates significantly within the prepayment collar, especially for any extended period of time, such an event may have material consequences in respect of the anticipated weighted average life and maturity for a PAC. A TAC is structured so that principal distributions generally will be payable thereon in accordance with its specified principal payments schedule so long as the rate of prepayments on the related Mortgage Assets remains relatively constant at the particular rate used in establishing such schedule. A TAC will generally afford the holders thereof some protection against early retirement or some protection against an extended average life, but not both.

          Although prepayment risk cannot be eliminated entirely for any class of Certificates, a Controlled Amortization Class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the Mortgage Loans in the related Trust Fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such Certificates. Prepayment risk with respect to a given Mortgage Asset Pool does not disappear, however, and the stability afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series, any of which Companion Classes may also be a class of Offered Certificates. In general, and as more particularly described in the related Prospectus Supplement, a Companion Class will entitle the holders thereof to a disproportionately large share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively fast, and will entitle the holders thereof to a disproportionately small share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively slow. A class of Certificates that entitles the holders thereof to a disproportionately large share of the prepayments on the Mortgage Loans in the related Trust Fund enhances the risk of early retirement of such class ("call risk") if the rate of prepayment is relatively fast; while a class of Certificates that entitles the holders thereof to a disproportionately small share of the prepayments on the Mortgage Loans in the related Trust Fund enhances the risk of an extended average life of such class ("extension risk") if the rate of prepayment is relatively slow. Thus, as and to the extent described in the related Prospectus Supplement, a Companion Class absorbs some (but not all) of the "call risk" and/or "extension risk" that would otherwise belong to the related Controlled Amortization Class if all payments of principal of the Mortgage Loans in the related Trust Fund were allocated on a pro rata basis.


Other Factors Affecting Yield, Weighted Average Life and Maturity

          Balloon Payments; Extensions of Maturity. Some or all of the Mortgage Loans included in a particular Trust Fund may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that Mortgage Loans that require balloon payments may default at maturity, or that the maturity of such a Mortgage Loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the Master Servicer or a Special Servicer, to the extent and under the circumstances set forth herein and in the related Prospectus Supplement, may be authorized to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan may delay distributions of principal on a class of Offered Certificates and thereby extend the weighted average life of such Certificates and, if such Certificates were purchased at a discount, reduce the yield thereon.

          Negative Amortization. The weighted average life of a class of Certificates can be affected by Mortgage Loans that permit negative amortization to occur. A Mortgage Loan that provides for the payment of interest calculated at a rate lower than the rate at which interest accrues thereon would be expected during a period of increasing interest rates to amortize at a slower rate (and perhaps not at all) than if interest rates were declining or were remaining constant. Such slower rate of Mortgage Loan amortization would correspondingly be reflected in a slower rate of amortization for one or more classes of Certificates of the related series. In addition, negative amortization on one or more Mortgage Loans in any Trust Fund may result in negative amortization on the Certificates of the related series. The related Prospectus Supplement will describe, if applicable, the manner in which negative amortization in respect of the Mortgage Loans in any Trust Fund is allocated among the respective classes of Certificates of the related series. The portion of any Mortgage Loan negative amortization allocated to a class of Certificates may result in a deferral of some or all of the interest payable thereon, which deferred interest may be added to the Certificate Balance thereof. Accordingly, the weighted average lives of Mortgage Loans that permit negative amortization (and that of the classes of Certificates to which any such negative amortization would be allocated or that would bear the effects of a slower rate of amortization on such Mortgage Loans) may increase as a result of such feature.

          Negative amortization also may occur in respect of an ARM Loan that limits the amount by which its scheduled payment may adjust in response to a change in its Mortgage Rate, provides that its scheduled payment will adjust less frequently than its Mortgage Rate or provides for constant scheduled payments notwithstanding adjustments to its Mortgage Rate. Accordingly, during a period of declining interest rates, the scheduled payment on such a Mortgage Loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable Mortgage Rate, thereby resulting in the accelerated amortization of such Mortgage Loan. Any such acceleration in amortization of its principal balance will shorten the weighted average life of such Mortgage Loan and, correspondingly, the weighted average lives of those classes of Certificates entitled to a portion of the principal payments on such Mortgage Loan.

          The extent to which the yield on any Offered Certificate will be affected by the inclusion in the related Trust Fund of Mortgage Loans that permit negative amortization, will depend upon (i) whether such Offered
Certificate was purchased at a premium or a discount and (ii) the extent to which the payment characteristics of such Mortgage Loans delay or accelerate the distributions of principal on such Certificate (or, in the case of a Stripped Interest Certificate, delay or accelerate the amortization of the notional amount thereof). See "--Yield and Prepayment Considerations" above.

          Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the Mortgage Loans that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average lives of those Mortgage Loans and, accordingly, the weighted average lives of and yields on the Certificates of the related series. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average lives of and yields on the Certificates of the related series.

          Losses and Shortfalls on the Mortgage Assets. The yield to holders of the Offered Certificates of any series will directly depend on the extent to which such holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the Mortgage Loans in the related Trust Fund and the timing of such losses and shortfalls. In general, the earlier that any such loss or shortfall occurs, the greater will be the negative effect on yield for any class of Certificates that is required to bear the effects thereof.

          The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by a reduction in the entitlements to interest and/or
Certificate Balances of one or more such classes of Certificates, or by establishing a priority of payments among such classes of Certificates.

          The yield to maturity on a class of Subordinate Certificates may be extremely sensitive to losses and shortfalls in collections on the Mortgage Loans in the related Trust Fund.

          Additional Certificate Amortization. In addition to entitling the holders thereof to a specified portion (which may during specified periods range from none to all) of the principal payments received on the Mortgage Assets in the related Trust Fund, one or more classes of Certificates of any series, including one or more classes of Offered Certificates of such series, may provide for distributions of principal thereof from (i) amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates, (ii) Excess Funds or (iii) any other amounts described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, "Excess Funds" will, in general, represent that portion of the amounts distributable in respect of the Certificates of any series on any Distribution Date that represent (i) interest received or advanced on the Mortgage Assets in the related Trust Fund that is in excess of the interest currently accrued on the Certificates of such series, or (ii) Prepayment Premiums, payments from Equity Participations or any other amounts received on the Mortgage Assets in the related Trust Fund that do not constitute interest thereon or principal thereof.

          The amortization of any class of Certificates out of the sources described in the preceding paragraph would shorten the weighted average life of such Certificates and, if such Certificates were purchased at a premium, reduce the yield thereon. The related Prospectus Supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of Certificates out of such sources would have any material effect on the rate at which such Certificates are amortized.

          Optional Early Termination. If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus
Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party specified therein may be authorized or required to solicit bids for the purchase of all of the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. In the absence of other factors, any such early retirement of a class of Offered Certificates would shorten the weighted average life thereof and, if such Certificates were purchased at premium, reduce the yield thereon.


                                  THE DEPOSITOR

          Chase Commercial Mortgage Securities Corp., the Depositor, is a New York corporation organized on August 2, 1993 as a wholly-owned subsidiary of Chemical Bank (now known as The Chase Manhattan Bank). On July 14, 1996, The Chase Manhattan Bank (National Association) merged with and into Chemical Bank, a New York bank, and Chemical Bank then changed its name to The Chase Manhattan Bank. The Depositor maintains its principal office at 270 Park Avenue, New York, New York 10017-2070. Its telephone number is (212) 834-5588. The Depositor does not have, nor is it expected in the future to have, any significant assets.


                                 USE OF PROCEEDS

          The net proceeds to be received from the sale of the Certificates of any series will be applied by the Depositor to the purchase of Trust Assets or will be used by the Depositor for general corporate purposes. The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                         DESCRIPTION OF THE CERTIFICATES


General

          Each series of Certificates will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Pooling Agreement. As described in the related Prospectus Supplement, the Certificates of each series, including the Offered Certificates of such series, may consist of one or more classes of Certificates that, among other things: (i) provide for the accrual of interest thereon at a fixed, variable or adjustable rate; (ii) are senior (collectively, "Senior Certificates") or subordinate (collectively, "Subordinate Certificates") to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) are entitled to distributions of principal, with disproportionately small, nominal or no distributions of interest (collectively, "Stripped Principal Certificates");
(iv) are entitled to distributions of interest, with disproportionately small, nominal or no distributions of principal (collectively, "Stripped Interest Certificates"); (v) provide for distributions of interest thereon or principal thereof that commence only after the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal thereof to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; (vii) provide for distributions of principal thereof to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or (viii) provide for distributions based on collections on the Mortgage Assets in the related Trust Fund attributable to Prepayment Premiums and Equity Participations.

          Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to the principal balances or, in case of certain classes of Stripped Interest Certificates or Residual Certificates, notional amounts or percentage interests, specified in the related Prospectus Supplement. As provided in the related Prospectus Supplement, one or more classes of Offered Certificates of any series may be issued in fully registered, definitive form (such Certificates, "Definitive Certificates") or may be offered in book-entry format (such Certificates, "Book-Entry Certificates") through the facilities of The Depository Trust Company ("DTC"). The Offered Certificates of each series (if issued as Definitive Certificates) may be transferred or exchanged, subject to any restrictions on transfer described in the related Prospectus Supplement, at the location specified in the related Prospectus Supplement, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. Interests in a class of Book-Entry Certificates will be transferred on the book-entry records of DTC and its participating organizations. See "Risk Factors--Limited Liquidity" and "--Book-Entry Registration".


Distributions

          Distributions on the Certificates of each series will be made by or on behalf of the related Trustee or Master Servicer on each Distribution Date as specified in the related Prospectus Supplement from the Available Distribution Amount for such series and such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the "Available Distribution Amount" for any series of Certificates and any Distribution Date will refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the Mortgage Assets and any other assets included in the related Trust Fund that are available for distribution to the holders of Certificates of such series on such date. The particular components of the Available
Distribution Amount for any series on each Distribution Date will be more specifically described in the related Prospectus Supplement.

          Except as otherwise specified in the related Prospectus Supplement, distributions on the Certificates of each series (other than the final distribution in retirement of any such Certificate) will be made to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month in which the applicable Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date (the "Determination Date") specified in the related Prospectus Supplement. All distributions with respect to each class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such class. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has provided the person required to make such payments with wiring instructions (which may be provided in the form of a standing order applicable to all subsequent distributions) no later than the date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, such Certificateholder holds Certificates in the requisite amount or denomination specified therein), or by check mailed to the address of such Certificateholder as it appears on the Certificate Register; provided, however, that the final distribution in retirement of any class of Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of such Certificates at the location specified in the notice to Certificateholders of such final distribution.


Distributions of Interest on the Certificates

          Each class of Certificates of each series (other than certain classes of Stripped Principal Certificates and certain classes of Residual Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which in each case may be fixed, variable or adjustable. The related Prospectus
Supplement will specify the Pass-Through Rate or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate, for each class. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates of each series will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

          Distributions of interest in respect of any class of Certificates (other than certain classes of Certificates that will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement ("Accrual Certificates"), and other than any class of Stripped Principal Certificates or Residual Certificates that is not entitled to any distributions of interest) will be made on each Distribution Date based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency  of the portion of the Available  Distribution  Amount  allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each Distribution Date. With respect to each class of Certificates (other than certain classes of Stripped Interest Certificates and certain classes of Residual Certificates), the "Accrued Certificate Interest" for each Distribution Date will be equal to interest at the applicable Pass-Through Rate accrued for a specified period (generally equal to the time period between Distribution Dates) on the outstanding Certificate Balance of such class of Certificates immediately prior to such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, the Accrued Certificate Interest for each Distribution Date on a class of Stripped Interest Certificates will be similarly calculated except that it will accrue on a notional amount (a "Notional Amount") that is either (i) based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal to the Certificate Balances of one or more other classes of Certificates of the same series. Reference to a Notional Amount with respect to a class of Stripped Interest Certificates is solely for convenience in making certain calculations and does not represent the right to receive any distributions of principal. If so specified in the related Prospectus Supplement, the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) one or more classes of the Certificates of a series will be reduced to the extent that any Prepayment Interest Shortfalls, as described under "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest", exceed the amount of any sums (including, if and to the extent specified in the related Prospectus Supplement, all or a portion of the Master Servicer's servicing compensation) that are applied to offset the amount of such shortfalls. The particular manner in which such shortfalls will be allocated among some or all of the classes of Certificates of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of Certificates by reason of the allocation to such class of a portion of any deferred interest on or in respect of the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such class. See "Risk Factors--Prepayments; Average Life of Certificates; Yields" and "Yield and Maturity Considerations".


Distributions of Principal on the Certificates

          Each class of Certificates of each series (other than certain classes of Stripped Interest Certificates and certain classes of Residual Certificates) will have a "Certificate Balance" which, at any time, will equal the then maximum amount that the holders of Certificates of such class will be entitled to receive in respect of principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a class of Certificates will be reduced by distributions of principal made thereon from time to time and, if so provided in the related Prospectus Supplement, further by any losses incurred in respect of the related Mortgage Assets allocated thereto from time to time. In turn, the outstanding Certificate Balance of a class of Certificates may be increased as a result of any deferred interest on or in respect of the related Mortgage Assets being allocated thereto from time to time, and will be increased, in the case of a class of Accrual Certificates prior to the Distribution Date on which distributions of interest thereon are required to commence, by the amount of any Accrued Certificate Interest in respect thereof (reduced as described above). Unless otherwise provided in the related Prospectus Supplement, the initial aggregate Certificate Balance of all classes of a series of Certificates will not be greater than the aggregate outstanding principal balance of the related Mortgage Assets as of the applicable Cut-off Date, after application of scheduled payments due on or before such date, whether or not received. The initial Certificate Balance of each class of a series of Certificates will be specified in the related Prospectus Supplement. As and to the extent described in the related Prospectus Supplement, distributions of principal with respect to a series of Certificates will be made on each Distribution Date to the holders of the class or classes of Certificates of such series entitled thereto until the Certificate Balances of such Certificates have been reduced to zero. Distributions of principal with respect to one or more classes of Certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Controlled Amortization Class") may be made, subject to available funds, based on a specified principal payment schedule. Distributions of principal with respect to one or more classes of Certificates (each such class, a "Companion Class") may be contingent on the specified principal payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other collections of principal on the Mortgage Assets in the related Trust Fund are received. Unless otherwise specified in the related Prospectus Supplement, distributions of principal of any class of Offered Certificates will be made on a pro rata basis among all of the Certificates of such class.


Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of Equity Participations

          If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations received on or in connection with the Mortgage Assets in any Trust Fund will be distributed on each Distribution Date to the holders of the class of Certificates of the related series entitled thereto in accordance with the provisions described in such Prospectus Supplement.


Allocation of Losses and Shortfalls

          The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may be effected by a reduction in the entitlements to interest and/or
Certificate Balances of one or more such classes of Certificates, or by establishing a priority of payments among such classes of Certificates.


Advances in Respect of Delinquencies

          If and to the extent provided in the related Prospectus Supplement, if a Trust Fund includes Mortgage Loans, the Master Servicer, a Special Servicer, the Trustee, any provider of Credit Support and/or any other specified person may be obligated to advance, or have the option of advancing, on or before each Distribution Date, from its or their own funds or from excess funds held in the related Certificate Account that are not part of the Available Distribution Amount for the related series of Certificates for such Distribution Date, an amount up to the aggregate of any payments of principal (other than any balloon payments) and interest that were due on or in respect of such Mortgage Loans during the related Due Period and were delinquent on the related Determination Date.

          Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Accordingly, all advances made out of a specific entity's own funds will be reimbursable out of related recoveries on the Mortgage Loans (including amounts received under any instrument of Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and such other specific sources as may be identified in the related Prospectus Supplement, including in the case of a series that includes one or more classes of Subordinate Certificates, collections on other Mortgage Loans in the related Trust Fund that would otherwise be distributable to the holders of one or more classes of such Subordinate Certificates. No advance will be required to be made by a Master Servicer, Special Servicer or Trustee if, in the good faith judgment of the Master Servicer, Special Servicer or Trustee, as the case may be, such advance would not be recoverable from Related Proceeds or another specifically identified source (any such advance, a "Nonrecoverable Advance"); and, if previously made by a Master Servicer, Special Servicer or Trustee, a Nonrecoverable Advance will be reimbursable thereto from any amounts in the related Certificate Account prior to any distributions being made to the related series of Certificateholders.

          If advances have been made by a Master Servicer, Special Servicer, Trustee or other entity from excess funds in a Certificate Account, such Master Servicer, Special Servicer, Trustee or other entity, as the case may be, will be required to replace such funds in such Certificate Account on any future Distribution Date to the extent that funds in such Certificate Account on such Distribution Date are less than payments required to be made to the related series of Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligation of a Master Servicer, Special Servicer, Trustee or other entity to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

          If and to the extent so provided in the related Prospectus Supplement, any entity making advances will be entitled to receive interest thereon for the period that such advances are outstanding at the rate specified in such
Prospectus Supplement, and such entity will be entitled to payment of such interest periodically from general collections on the Mortgage Loans in the related Trust Fund prior to any payment to the related series of Certificateholders or as otherwise provided in the related Pooling Agreement and described in such Prospectus Supplement.

          The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS will describe any comparable advancing obligation of a party to the related Pooling Agreement or of a party to the related MBS Agreement.


Reports to Certificateholders

          On each Distribution Date, together with the distribution to the holders of each class of the Offered Certificates of a series, a Master Servicer or Trustee, as provided in the related Prospectus Supplement, will forward to each such holder, a statement (a "Distribution Date Statement") that, unless otherwise provided in the related Prospectus Supplement, will set forth, among other things, in each case to the extent applicable:

               (i) the amount of such distribution to holders of such class of Offered Certificates that was applied to reduce the Certificate Balance thereof;

               (ii) the amount of such  distribution to holders of such class of
          Offered   Certificates  that  is  allocable  to  Accrued   Certificate
          Interest;

               (iii) the amount, if any, of such distribution to holders of such class of Offered Certificates that is allocable to (A) Prepayment Premiums and (B) payments on account of Equity Participations;

               (iv) the amount, if any, by which such distribution is less than the amounts to which holders of such class of Offered Certificates are entitled;

               (v) if the related Trust Fund includes Mortgage Loans, the aggregate amount of advances included in such distribution;

               (vi) if the related Trust Fund includes Mortgage Loans, the amount of servicing compensation received by the related Master Servicer (and, if payable directly out of the related Trust Fund, by any Special Servicer and any Sub-Servicer) and such other customary information as the reporting party deems necessary or desirable, or that a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

               (vii) information regarding the aggregate principal balance of the related Mortgage Assets on or about such Distribution Date;

               (viii) if the related Trust Fund includes Mortgage Loans, information regarding the number and aggregate principal balance of such Mortgage Loans that are delinquent in varying degrees;

               (ix)  if  the  related  Trust  Fund  includes   Mortgage   Loans,
          information regarding the aggregate amount of losses incurred and principal prepayments made with respect to such Mortgage Loans during the related Prepayment Period (that is, the specified period, generally equal in length to the time period between Distribution Dates, during which prepayments and other unscheduled collections on the Mortgage Loans in the related Trust Fund must be received in order to be distributed on a particular Distribution Date);

               (x) the Certificate Balance or Notional Amount, as the case may be, of each class of Certificates (including any class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance or Notional Amount due to the allocation of any losses in respect of the related Mortgage Assets, any increase in such Certificate Balance or Notional Amount due to the allocation of any negative amortization in respect of the related Mortgage Assets and any increase in the Certificate Balance of a class of Accrual Certificates, if any, in the event that Accrued Certificate Interest has been added to such balance;

               (xi) if such class of Offered Certificates has a variable Pass-Through Rate or an adjustable Pass-Through Rate, the Pass-Through Rate applicable thereto for such Distribution Date and, if determinable, for the next succeeding Distribution Date;

               (xii) the amount deposited in or withdrawn from any reserve fund on such Distribution Date, and the amount remaining on deposit in such reserve fund as of the close of business on such Distribution Date;

               (xiii) if the related Trust Fund includes one or more instruments of Credit Support, such as a letter of credit, an insurance policy and/or a surety bond, the amount of coverage under each such instrument as of the close of business on such Distribution Date; and

               (xiv) to the extent not otherwise reflected through the information furnished pursuant to subclauses (viii) and (x) above, the amount of Credit Support being afforded by any classes of Subordinate Certificates.

          In the case of information furnished pursuant to subclauses (i)-(iii) above, the amounts will be expressed as a dollar amount per minimum denomination of the relevant class of Offered Certificates or per a specified portion of such minimum denomination. The Prospectus Supplement for each series of Certificates may describe additional information to be included in reports to the holders of the Offered Certificates of such series.

          Within a reasonable period of time after the end of each calendar year, the Master Servicer or Trustee for a series of Certificates, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an Offered Certificate of such series a statement containing the information set forth in subclauses (i)-(iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. See, however, "Description of the Certificates--Book-Entry Registration and Definitive Certificates".

          If the Trust Fund for a series of Certificates includes MBS, the ability of the related Master Servicer or Trustee, as the case may be, to include in any Distribution Date Statement information regarding the mortgage loans underlying such MBS will depend on the reports received with respect to such MBS. In such cases, the related Prospectus Supplement will describe the loan-specific information to be included in the Distribution Date Statements that will be forwarded to the holders of the Offered Certificates of that series in connection with distributions made to them.


Voting Rights

          The voting rights evidenced by each series of Certificates (as to such series, the "Voting Rights") will be allocated among the respective classes of such series in the manner described in the related Prospectus Supplement.

          Certificateholders will generally not have a right to vote, except with respect to required consents to certain amendments to the related Pooling Agreement and as otherwise specified in the related Prospectus Supplement. See "Description of the Pooling Agreements--Amendment". The holders of specified amounts of Certificates of a particular series will have the right to act as a group to remove the related Trustee and also upon the occurrence of certain events which if continuing would constitute an Event of Default on the part of the related Master Servicer. See "Description of the Pooling Agreements--Events of Default", "--Rights Upon Event of Default" and "--Resignation and Removal of the Trustee".


Termination

          The obligations created by the Pooling Agreement for each series of Certificates will terminate following (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Mortgage Loan subject thereto and (ii) the payment to the Certificateholders of that series of all amounts required to be paid to them pursuant to such Pooling Agreement. Written notice of termination of a Pooling Agreement will be given to each Certificateholder of the related series, and the final distribution will be made only upon presentation and surrender of the Certificates of such series at the location to be specified in the notice of termination.

          If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party designated therein may be authorized or required to solicit bids for the purchase of all the Mortgage Assets of the related Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein.


Book-Entry Registration and Definitive Certificates

          If so provided in the Prospectus Supplement for a series of Certificates, one or more classes of the Offered Certificates of such series will be offered in book-entry format through the facilities of The Depository Trust Company ("DTC"), and each such class will be represented by one or more global Certificates registered in the name of DTC or its nominee.

          DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations
("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. "Direct Participants", which maintain accounts with DTC, include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and its Participants are on file with the Commission.

          Purchases of Book-Entry Certificates under the DTC system must be made by or through Direct Participants, which will receive a credit for the Book-Entry Certificates on DTC's records. The ownership interest of each actual purchaser of a Book-Entry Certificate (a "Certificate Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Certificate Owners will not receive written confirmation from DTC of their purchases, but Certificate Owners are expected to receive written confirmations providing details of such transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which each Certificate Owner entered into the transaction. Transfers of ownership interest in the Book-Entry Certificates are to be accomplished by entries made on the books of Participants acting on behalf of Certificate Owners. Certificate Owners will not receive certificates representing their ownership interests in the Book-Entry
Certificates, except in the event that use of the book-entry system for the Book-Entry Certificates of any series is discontinued as described below.

          DTC has no knowledge of the actual Certificate Owners of the Book-Entry Certificates; DTC's records reflect only the identity of the Direct Participants to whose accounts such Certificates are credited, which may or may not be the Certificate Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

          Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

          Distributions on the Book-Entry Certificates will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the related Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such date. Disbursement of such distributions by Participants to Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of each such Participant (and not of DTC, the Depositor or any Trustee or Master Servicer), subject to any statutory or regulatory requirements as may be in effect from time to time. Under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

          Unless otherwise provided in the related Prospectus Supplement, the only "Certificateholder" (as such term is used in the related Pooling Agreement) will be the nominee of DTC, and the Certificate Owners will not be recognized as Certificateholders under the Pooling Agreement. Certificate Owners will be permitted to exercise the rights of Certificateholders under the related Pooling Agreement only indirectly through the Participants who in turn will exercise their rights through DTC. The Depositor is informed that DTC will take action permitted to be taken by a Certificateholder under a Pooling Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Certificates are credited.

          Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

          Unless otherwise specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued as Definitive Certificates to Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC with respect to such Certificates. Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all Participants of the availability through DTC of
Definitive Certificates. Upon surrender by DTC of the certificate or certificates representing a class of Book-Entry Certificates, together with instructions for registration, the Trustee for the related series or other designated party will be required to issue to the Certificate Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the holders of such Definitive Certificates will be recognized as Certificateholders under the related Pooling Agreement.


                      DESCRIPTION OF THE POOLING AGREEMENTS


General

          The Certificates of each series will be issued pursuant to a pooling and servicing agreement or other agreement specified in the related Prospectus Supplement (in either case, a "Pooling Agreement"). In general, the parties to a Pooling Agreement will include the Depositor, the Trustee, the Master Servicer and, in some cases, a Special Servicer appointed as of the date of the Pooling Agreement. However, a Pooling Agreement may include a Mortgage Asset Seller as a party, and a Pooling Agreement that relates to a Trust Fund that consists solely of MBS may not include a Master Servicer or other servicer as a party. All parties to each Pooling Agreement under which Certificates of a series are issued will be identified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, an affiliate of the Depositor, or the Mortgage Asset Seller or an affiliate thereof, may perform the functions of Master Servicer or Special Servicer. Any party to a Pooling Agreement may own Certificates issued thereunder; however, except with respect to required consents to certain amendments to a Pooling Agreement, Certificates issued thereunder that are held by the Master Servicer or Special Servicer for the related series will not be allocated Voting Rights.

          A form of a pooling and servicing agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. However, the provisions of each Pooling Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. The following summaries describe certain provisions that may appear in a Pooling Agreement under which Certificates that evidence interests in Mortgage Loans will be issued. The Prospectus Supplement for a series of Certificates will describe any provision of the related Pooling Agreement that materially differs from the description thereof contained in this Prospectus and, if the related Trust Fund includes MBS, will summarize all of the material provisions of the related Pooling Agreement. The summaries herein do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling Agreement for each series of Certificates and the description of such provisions in the related Prospectus Supplement. As used herein with respect to any series, the term "Certificate" refers to all of the Certificates of that series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Pooling Agreement (without exhibits) that relates to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017-2070,
Attention: President.


Assignment of Mortgage Loans; Repurchases

          At the time of issuance of any series of Certificates, the Depositor will assign (or cause to be assigned) to the designated Trustee the Mortgage Loans to be included in the related Trust Fund, together with, unless otherwise specified in the related Prospectus Supplement, all principal and interest to be received on or with respect to such Mortgage Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date. The Trustee will, concurrently with such assignment, deliver the Certificates to or at the direction of the Depositor in exchange for the Mortgage Loans and the other assets to be included in the Trust Fund for such series. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling Agreement. Such schedule generally will include detailed information that pertains to each Mortgage Loan included in the related Trust Fund, which information will typically include the address of the related Mortgaged Property and type of such property; the Mortgage Rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information; the original and remaining term to maturity; the original amortization term; and the original and outstanding principal balance.

          With respect to each Mortgage Loan to be included in a Trust Fund, the Depositor will deliver (or cause to be delivered) to the related Trustee (or to a custodian appointed by the Trustee) certain loan documents which, unless otherwise specified in the related Prospectus Supplement, will include the original Mortgage Note endorsed, without recourse, to the order of the Trustee, the original Mortgage (or a certified copy thereof) with evidence of recording indicated thereon and an assignment of the Mortgage to the Trustee in recordable form. Unless otherwise provided in the Prospectus Supplement for a series of Certificates, the related Pooling Agreement will require that the Depositor or another party thereto promptly cause each such assignment of Mortgage to be recorded in the appropriate public office for real property records.

          The Trustee (or a custodian appointed by the Trustee) for a series of Certificates will be required to review the Mortgage Loan documents delivered to it within a specified period of days after receipt thereof, and the Trustee (or such custodian) will hold such documents in trust for the benefit of the Certificateholders of such series. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective, and such omission or defect, as the case may be, materially and adversely affects the interests of the Certificateholders of the related series, the Trustee (or such custodian) will be required to notify the Master Servicer and the Depositor, and one of such persons will be required to notify the relevant Mortgage Asset Seller. In that case, and if the Mortgage Asset Seller cannot deliver the document or cure the defect within a specified number of days after receipt of such notice, then, except as otherwise specified below or in the related Prospectus Supplement, the Mortgage Asset Seller will be obligated to repurchase the related Mortgage Loan from the Trustee at a price that will be specified in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a series of Certificates, a Mortgage Asset Seller, in lieu of repurchasing a Mortgage Loan as to which there is missing or defective loan documentation, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy to holders of the Certificates of any series or to the related Trustee on their behalf for missing or defective loan documentation and neither the Depositor nor, unless it is the Mortgage Asset Seller, the Master Servicer will be obligated to purchase or replace a Mortgage Loan if a Mortgage Asset Seller defaults on its obligation to do so. Notwithstanding the foregoing, if a document has not been delivered to the related Trustee (or to a custodian appointed by the Trustee) because such document has been submitted for recording, and neither such document nor a certified copy thereof, in either case with evidence of recording thereon, can be obtained because of delays on the part of the applicable recording office, then, unless otherwise specified in the related Prospectus Supplement, the Mortgage Asset Seller will not be required to repurchase or replace the affected Mortgage Loan on the basis of such missing document so long as it continues in good faith to attempt to obtain such document or such certified copy.


Representations and Warranties; Repurchases

          Unless otherwise provided in the Prospectus Supplement for a series of Certificates, the Depositor will, with respect to each Mortgage Loan in the related Trust Fund, make or assign, or cause to be made or assigned, certain representations and warranties (the person making such representations and warranties, the "Warranting Party") covering, by way of example: (i) the accuracy of the information set forth for such Mortgage Loan on the schedule of Mortgage Loans appearing as an exhibit to the related Pooling Agreement; (ii) the enforceability of the related Mortgage Note and Mortgage and the existence of title insurance insuring the lien priority of the related Mortgage; (iii) the Warranting Party's title to the Mortgage Loan and the authority of the Warranting Party to sell the Mortgage Loan; and (iv) the payment status of the Mortgage Loan. It is expected that in most cases the Warranting Party will be the Mortgage Asset Seller; however, the Warranting Party may also be an affiliate of the Mortgage Asset Seller, the Depositor or an affiliate of the Depositor, the Master Servicer, a Special Servicer or another person acceptable to the Depositor. The Warranting Party, if other than the Mortgage Asset Seller, will be identified in the related Prospectus Supplement.

          Unless otherwise provided in the related Prospectus Supplement, each Pooling Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly any Warranting Party of any breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the interests of the Certificateholders of the related series. If such Warranting Party cannot cure such breach within a specified period following the date on which it was notified of such breach, then, unless otherwise provided in the related Prospectus Supplement, it will be obligated to repurchase such Mortgage Loan from the Trustee at a price that will be specified in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a series of Certificates, a Warranting Party, in lieu of repurchasing a Mortgage Loan as to which a breach has occurred, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy available to holders of the Certificates of any series or to the related Trustee on their behalf for a breach of representation and warranty by a Warranting Party and neither the Depositor nor the Master Servicer, in either case unless it is the Warranting Party, will be obligated to purchase or replace a Mortgage Loan if a Warranting Party defaults on its obligation to do so.

          In some cases, representations and warranties will have been made in respect of a Mortgage Loan as of a date prior to the date upon which the related series of Certificates is issued, and thus may not address events that may occur following the date as of which they were made. However, the Depositor will not include any Mortgage Loan in the Trust Fund for any series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made in respect of such Mortgage Loan will not be accurate in all material respects as of the date of issuance. The date as of which the representations and warranties regarding the Mortgage Loans in any Trust Fund were made will be specified in the related Prospectus Supplement.


Collection and Other Servicing Procedures

          The Master Servicer for any Trust Fund, directly or through Sub-Servicers, will be required to make reasonable efforts to collect all scheduled payments under the Mortgage Loans in such Trust Fund, and will be required to follow such collection procedures as it would follow with respect to mortgage loans that are comparable to the Mortgage Loans in such Trust Fund and held for its own account, provided such procedures are consistent with (i) the terms of the related Pooling Agreement and any related instrument of Credit Support included in such Trust Fund, (ii) applicable law and (iii) the servicing standard specified in the related Pooling Agreement and Prospectus Supplement (the "Servicing Standard").

          The Master Servicer for any Trust Fund, directly or through Sub-Servicers, will also be required to perform as to the Mortgage Loans in such Trust Fund various other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts, if required under the related Pooling Agreement, for payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items; attempting to collect delinquent payments; supervising foreclosures; negotiating modifications; conducting property inspections on a periodic or other basis; managing (or overseeing the management of) Mortgaged Properties acquired on behalf of such Trust Fund through foreclosure, deed-in-lieu of foreclosure or otherwise (each, an "REO Property"); and maintaining servicing records relating to such Mortgage Loans. Unless otherwise specified in the related Prospectus
Supplement, the Master Servicer will be responsible for filing and settling claims in respect of particular Mortgage Loans under any applicable instrument of Credit Support. See "Description of Credit Support".


Sub-Servicers

          A Master Servicer may delegate its servicing obligations in respect of the Mortgage Loans serviced thereby to one or more third-party servicers (each, a "Sub-Servicer"); provided that, unless otherwise specified in the related Prospectus Supplement, such Master Servicer will remain obligated under the related Pooling Agreement. A Sub-Servicer for any series of Certificates may be an affiliate of the Depositor or Master Servicer. Unless otherwise provided in the related Prospectus Supplement, each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") will provide that, if for any reason the Master Servicer is no longer acting in such capacity, the Trustee or any successor Master Servicer may assume the Master Servicer's rights and obligations under such Sub-Servicing Agreement. A Master Servicer will be required to monitor the performance of Sub-Servicers retained by it and will have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

          Unless  otherwise  provided in the related  Prospectus  Supplement,  a
Master Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to the related Pooling Agreement is sufficient to pay such fees. Each Sub-Servicer will be reimbursed by the Master Servicer that retained it for certain expenditures which it makes, generally to the same extent the Master Servicer would be reimbursed under a Pooling Agreement. See "--Certificate Account" and "--Servicing Compensation and Payment of Expenses".


Special Servicers

     To the extent so specified in the related Prospectus Supplement, one or more special servicers (each, a "Special Servicer") may be a party to the related Pooling Agreement or may be appointed by the Master Servicer or another specified party. A Special Servicer for any series of Certificates may be an affiliate of the Depositor or the Master Servicer. A Special Servicer may be entitled to any of the rights, and subject to any of the obligations, described herein in respect of a Master Servicer. The related Prospectus Supplement will describe the rights, obligations and compensation of any Special Servicer for a particular series of Certificates. The Master Servicer will be liable for the performance of a Special Servicer only if, and to the extent, set forth in the related Prospectus Supplement.


Certificate Account

          General. The Master Servicer, the Trustee and/or a Special Servicer will, as to each Trust Fund that includes Mortgage Loans, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on or in respect of such Mortgage Loans (collectively, the "Certificate Account"), which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of Certificates of the related series. A Certificate Account may be maintained as an interest-bearing or a non-interest-bearing account and the funds held therein may be invested pending each succeeding Distribution Date in United States government securities and other obligations that are acceptable to each Rating Agency that has rated any one or more classes of Certificates of the related series ("Permitted Investments"). Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in a Certificate Account will be paid to the related Master Servicer, Trustee or Special Servicer (if any) as additional compensation. A Certificate Account may be maintained with the related Master Servicer, Special Servicer or Mortgage Asset Seller or with a depository institution that is an affiliate of any of the foregoing or of the Depositor, provided that it complies with applicable Rating Agency standards. If permitted by the applicable Rating Agency or Agencies and so specified in the related Prospectus Supplement, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related Master Servicer or Special Servicer (if any) or serviced by either on behalf of others.

          Deposits. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Master Servicer, Trustee or Special Servicer will be required to deposit or cause to be deposited in the Certificate Account for each Trust Fund that includes Mortgage Loans, within a certain period following receipt (in the case of collections on or in respect of the Mortgage Loans) or otherwise as provided in the related Pooling Agreement, the following payments and collections received or made by the Master Servicer, the Trustee or any Special Servicer subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date):

          (i)  all  payments  on  account  of  principal,   including  principal
     prepayments, on the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans, including any default interest collected, in each case net of any portion thereof retained by the Master Servicer or any Special Servicer as its servicing compensation or as compensation to the Trustee;

          (iii) all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a Mortgaged Property or the related Mortgage Loan or in connection with the full or partial condemnation of a Mortgaged Property (other than proceeds applied to the restoration of the property or released to the related borrower in accordance with the customary servicing practices of the Master Servicer (or, if applicable, a Special Servicer) and/or the terms and conditions of the related Mortgage) (collectively, "Insurance and Condemnation Proceeds") and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, by foreclosure or otherwise ("Liquidation Proceeds"), together with the net operating income (less reasonable reserves for future expenses) derived from the operation of any Mortgaged Properties acquired by the Trust Fund through foreclosure or otherwise;

          (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates as described under "Description of Credit Support";

          (v)  any  advances  made  as  described  under   "Description  of  the
     Certificates--Advances in Respect of Delinquencies";

          (vi) any amounts paid under any Cash Flow Agreement, as described under "Description of the Trust Funds--Cash Flow Agreements";

          (vii) all proceeds of the purchase of any Mortgage Loan, or property acquired in respect thereof, by the Depositor, any Mortgage Asset Seller or any other specified person as described under "--Assignment of Mortgage Loans; Repurchases" and "--Representations and Warranties; Repurchases", all proceeds of the purchase of any defaulted Mortgage Loan as described under "--Realization Upon Defaulted Mortgage Loans", and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates--Termination" (all of the foregoing, also "Liquidation Proceeds");

          (viii) any amounts paid by the Master Servicer to cover Prepayment Interest Shortfalls arising out of the prepayment of Mortgage Loans as described under "--Servicing Compensation and Payment of Expenses";

          (ix) to the extent that any such item does not constitute additional servicing compensation to the Master Servicer or a Special Servicer, any payments on account of modification or assumption fees, late payment charges, Prepayment Premiums or Equity Participations with respect to the Mortgage Loans;

          (x) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance Policies";

          (xi) any amount required to be deposited by the Master Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer or the Trustee, as the case may be, of funds held in the Certificate Account; and

          (xii) any other amounts required to be deposited in the Certificate Account as provided in the related Pooling Agreement and described in the related Prospectus Supplement.

         Withdrawals. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Master Servicer, Trustee or Special Servicer may make withdrawals from the Certificate Account for each Trust Fund that includes Mortgage Loans for any of the following purposes:

           (i)  to  make   distributions  to  the   Certificateholders  on  each
      Distribution Date;

           (ii) to pay the Master Servicer, the Trustee or a Special Servicer any servicing fees not previously retained thereby, such payment to be made out of payments on the particular Mortgage Loans as to which such fees were earned;

           (iii) to reimburse the Master Servicer, a Special Servicer, the Trustee or any other specified person for any unreimbursed amounts advanced by it as described under "Description of the Certificates--Advances in Respect of Delinquencies", such reimbursement to be made out of amounts received that were identified and applied by the Master Servicer or a Special Servicer, as applicable, as late collections of interest on and principal of the particular Mortgage Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans;

           (iv) to reimburse the Master Servicer, the Trustee or a Special Servicer for unpaid servicing fees earned by it and certain unreimbursed servicing expenses incurred by it with respect to Mortgage Loans in the Trust Fund and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance and Condemnation Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans and properties;

           (v) to reimburse the Master Servicer, a Special Servicer, the Trustee or other specified person for any advances described in clause (iii) above made by it and/or any servicing expenses referred to in clause (iv) above incurred by it that, in the good faith judgment of the Master Servicer, Special Servicer, Trustee or other specified person, as applicable, will not be recoverable from the amounts described in clauses (iii) and (iv), respectively, such reimbursement to be made from amounts collected on other Mortgage Loans in the same Trust Fund or, if and to the extent so provided by the related Pooling Agreement and described in the related Prospectus Supplement, only from that portion of amounts collected on such other Mortgage Loans that is otherwise distributable on one or more classes of Subordinate Certificates of the related series;

           (vi) if and to the extent described in the related Prospectus Supplement, to pay the Master Servicer, a Special Servicer, the Trustee or any other specified person interest accrued on the advances described in clause (iii) above made by it and the servicing expenses described in clause (iv) above incurred by it while such remain outstanding and unreimbursed;

           (vii) to pay for costs and expenses incurred by the Trust Fund for environmental site assessments performed with respect to Mortgaged Properties that constitute security for defaulted Mortgage Loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on such Mortgaged Properties, as described under "--Realization Upon Defaulted Mortgage Loans";

           (viii) to reimburse the Master Servicer, the Special Servicer, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Master Servicer and the Depositor";

           (ix) if and to the extent described in the related Prospectus Supplement, to pay the fees of Trustee;

           (x) to reimburse the Trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Trustee";

           (xi) if and to the extent described in the related Prospectus Supplement, to pay the fees of any provider of Credit Support;

           (xii) if and to the extent described in the related Prospectus Supplement, to reimburse prior draws on any form of Credit Support;

           (xiii) to pay the Master Servicer, a Special Servicer or the Trustee, as appropriate, interest and investment income earned in respect of amounts held in the Certificate Account as additional compensation;

           (xiv) to pay (generally from related income) for costs incurred in connection with the operation, management and maintenance of any Mortgaged Property acquired by the Trust Fund by foreclosure or otherwise;

           (xv) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxes That May Be Imposed on the REMIC Pool";

           (xvi) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Mortgage Loan or a property acquired in respect thereof in connection with the liquidation of such Mortgage Loan or property;

           (xvii) to pay for the cost of various  opinions  of  counsel obtained
      pursuant   to  the   related   Pooling   Agreement   for  the  benefit  of
      Certificateholders;

           (xviii)to make any other withdrawals permitted by the related Pooling Agreement and described in the related Prospectus Supplement; and

           (xix) to clear and terminate the Certificate Account upon the termination of the Trust Fund.


Modifications, Waivers and Amendments of Mortgage Loans

          A Master Servicer may agree to modify, waive or amend any term of any Mortgage Loan serviced by it in a manner consistent with the applicable Servicing Standard; provided that, unless otherwise set forth in the related Prospectus Supplement, the modification, waiver or amendment (i) will not affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan, (ii) will not, in the judgment of the Master Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon and (iii) will not adversely affect the coverage under any applicable instrument of Credit Support. Unless otherwise provided in the related Prospectus Supplement, a Master Servicer also may agree to any other modification, waiver or amendment if, in its judgment, (i) a material default on the Mortgage Loan has occurred or a payment default is imminent, (ii) such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan, taking into account the time value of money, than would liquidation and (iii) such modification, waiver or amendment will not adversely affect the coverage under any applicable instrument of Credit Support.


Realization Upon Defaulted Mortgage Loans

          A borrower's failure to make required Mortgage Loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make Mortgage Loan payments may also be unable to make timely payment of taxes and insurance premiums and to otherwise maintain the related Mortgaged Property. In general, the Master Servicer for a series of Certificates will be required to monitor any Mortgage Loan in the related Trust Fund that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the borrower if cure is likely, inspect the related Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Master Servicer is able to assess the success of any such corrective action or the need for additional initiatives.

          The time within which the Master Servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders may vary considerably depending on the particular Mortgage Loan, the Mortgaged Property, the borrower, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. If a borrower files a bankruptcy petition, the Master Servicer may not be permitted to accelerate the maturity of the related Mortgage Loan or to foreclose on the related Mortgaged Property for a considerable period of time, and such Mortgage Loan may be restructured in the resulting bankruptcy proceedings. See "Certain Legal Aspects of Mortgage Loans".

          A Pooling Agreement may grant to the Master Servicer, a Special Servicer, a provider of Credit Support and/or the holder or holders of certain classes of the related series of Certificates a right of first refusal to purchase from the Trust Fund, at a predetermined purchase price (which, if insufficient to fully fund the entitlements of Certificateholders to principal and interest thereon, will be specified in the related Prospectus Supplement), any Mortgage Loan as to which a specified number of scheduled payments are delinquent. In addition, unless otherwise specified in the related Prospectus Supplement, the Master Servicer may offer to sell any defaulted Mortgage Loan if and when the Master Servicer determines, consistent with the applicable Servicing Standard, that such a sale would produce a greater recovery, taking into account the time value of money, than would liquidation of the related Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the related Pooling Agreement will require that the Master Servicer accept the highest cash bid received from any person (including itself, the Depositor or any affiliate of either of them or any Certificateholder) that constitutes a fair price for such defaulted Mortgage Loan. In the absence of any bid determined in accordance with the related Pooling Agreement to be fair, the Master Servicer will generally be required to proceed against the related Mortgaged Property, subject to the discussion below.

          If a default on a Mortgage Loan has occurred or, in the Master Servicer's judgment, a payment default is imminent, the Master Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in the related Mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related Mortgaged Property, by operation of law or otherwise, if such action is consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may not, however, acquire title to any Mortgaged Property, have a receiver of rents appointed with respect to any Mortgaged Property or take any other action with respect to any Mortgaged Property that would cause the Trustee, for the benefit of the related series of Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Master Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund), that either:

          (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that taking such actions as are necessary to bring the Mortgaged Property into compliance therewith is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking such actions; and

          (ii) there are no circumstances or conditions present at the Mortgaged Property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could be required, taking such actions with respect to the Mortgaged Property is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking such actions. See "Certain Legal Aspects of Mortgage Loans--Environmental Risks".

          Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which one or more REMIC elections have been made, the Master Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property prior to the close of the third calendar year following the year of acquisition, unless (i) the Internal Revenue Service grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund beyond such period will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund (or any designated portion thereof) to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Subject to the foregoing, the Master Servicer will generally be required to solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property. If the Trust Fund acquires title to any Mortgaged Property, the Master Servicer, on behalf of the Trust Fund, generally must retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Master Servicer of its obligation to manage such Mortgaged Property in a manner consistent with the Servicing Standard.

          If Liquidation Proceeds collected with respect to a defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon plus the aggregate amount of reimbursable expenses incurred by the Master Servicer in connection with such Mortgage Loan, the Trust Fund will realize a loss in the amount of such shortfall. The Master Servicer will be entitled to reimbursement out of the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the distribution of such Liquidation Proceeds to Certificateholders, amounts that represent unpaid servicing compensation in respect of the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan.

          If any Mortgaged Property suffers damage such that the proceeds, if any, of the related hazard insurance policy are insufficient to restore fully the damaged property, the Master Servicer will not be required to expend its own funds to effect such restoration unless (and to the extent not otherwise provided in the related Prospectus Supplement) it determines (i) that such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance and Condemnation Proceeds or Liquidation Proceeds.


Hazard Insurance Policies

          Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will require the Master Servicer to cause each Mortgage Loan borrower to maintain a hazard insurance policy that provides for such coverage as is required under the related Mortgage or, if the Mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related Mortgaged Property, such coverage as is consistent with the requirements of the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, such coverage generally will be in an amount equal to the lesser of the principal balance owing on such Mortgage Loan and the replacement cost of the related Mortgaged Property. The ability of a Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information concerning covered losses is furnished by borrowers. All amounts collected by a Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with the Master Servicer's normal servicing procedures and/or to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the related Certificate Account. The Pooling Agreement may provide that the Master Servicer may satisfy its obligation to cause each borrower to maintain such a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on all of the Mortgage Loans in a Trust Fund. If such blanket policy contains a deductible clause, the Master Servicer will be required, in the event of a casualty covered by such blanket policy, to deposit in the related Certificate Account all sums that would have been deposited therein but for such deductible clause.

          In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of risks. Accordingly, a Mortgaged Property may not be insured for losses arising from any such cause unless the related Mortgage specifically requires, or permits the holder thereof to require, such coverage.

          The hazard insurance policies covering the Mortgaged Properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clauses generally provide that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.


Due-on-Sale and Due-on-Encumbrance Provisions

          Certain of the Mortgage Loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the Mortgage Loan upon any sale or other transfer of the related Mortgaged Property made without the lender's consent. Certain of the Mortgage Loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the Mortgage Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will determine whether to exercise any right the Trustee may have under any such provision in a manner consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance".


Servicing Compensation and Payment of Expenses

          Unless otherwise specified in the related Prospectus Supplement, a Master Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a specified portion of the interest payments on each Mortgage Loan in the related Trust Fund. Because that compensation is generally based on a percentage of the principal balance of each such Mortgage Loan outstanding from time to time, it will decrease in accordance with the amortization of the Mortgage Loans. The Prospectus
Supplement with respect to a series of Certificates may provide that, as additional compensation, the Master Servicer may retain all or a portion of late payment charges, Prepayment Premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the Certificate Account. Any Sub-Servicer will receive a portion of the Master Servicer's compensation as its sub-servicing compensation.

          In addition to amounts payable to any Sub-Servicer, a Master Servicer may be required, to the extent provided in the related Prospectus Supplement, to pay from amounts that represent its servicing compensation certain expenses incurred in connection with the administration of the related Trust Fund, including, without limitation, payment of the fees and disbursements of independent accountants and payment of expenses incurred in connection with distributions and reports to Certificateholders. Certain other expenses, including certain expenses related to Mortgage Loan defaults and liquidations and, to the extent so provided in the related Prospectus Supplement, interest on such expenses at the rate specified therein, and the fees of any Special Servicer, may be required to be borne by the Trust Fund.

          If and to the extent provided in the related Prospectus Supplement, a Master Servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any period to Prepayment Interest Shortfalls. See "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest".


Evidence as to Compliance

          Unless otherwise provided in the related Prospectus Supplement, each Pooling Agreement will require, on or before a specified date in each year, the Master Servicer to cause a firm of independent public accountants to furnish to the Trustee a statement to the effect that, on the basis of the examination by such firm conducted substantially in compliance with either the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, the servicing by or on behalf of the Master Servicer of mortgage loans under pooling and servicing agreements substantially similar to each other (which may include such Pooling Agreement) was conducted through the preceding calendar year or other specified twelve month period in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Audit Program for Mortgage Bankers, requires it to report.

          Each Pooling Agreement will also require, on or before a specified date in each year, the Master Servicer to furnish to the Trustee a statement signed by one or more officers of the Master Servicer to the effect that the Master Servicer has fulfilled its material obligations under such Pooling Agreement throughout the preceding calendar year or other specified twelve month period.


Certain Matters Regarding the Master Servicer and the Depositor

          The entity serving as Master Servicer under a Pooling Agreement may be an affiliate of the Depositor and may have other normal business relationships with the Depositor or the Depositor's affiliates. Unless otherwise specified in the Prospectus Supplement for a series of Certificates, the related Pooling Agreement will permit the Master Servicer to resign from its obligations thereunder only upon (a) the appointment of, and the acceptance of such appointment by, a successor thereto and receipt by the Trustee of written confirmation from each applicable Rating Agency that such resignation and appointment will not have an adverse effect on the rating assigned by such Rating Agency to any class of Certificates of such series or (b) a determination that such obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Pooling Agreement. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer for each Trust Fund will be required to maintain a fidelity bond and errors and omissions policy or their equivalent that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions permitted by the related Pooling Agreement.

          Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that none of the Master Servicer, the Depositor or any director, officer, employee or agent of either of them will be under any liability to the related Trust Fund or Certificateholders for any action taken, or not taken, in good faith pursuant to the Pooling Agreement or for errors in judgment; provided, however, that none of the Master Servicer, the Depositor or any such person will be protected against any breach of a representation, warranty or covenant made in such Pooling Agreement, or against any expense or liability that such person is specifically required to bear pursuant to the terms of such Pooling Agreement, or against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of such obligations and duties. Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that the Master Servicer, the Depositor and any director, officer, employee or agent of either of them will be entitled to indemnification by the related Trust Fund against any loss, liability or expense incurred in connection with any legal action that relates to such Pooling Agreement or the related series of Certificates; provided, however, that such indemnification will not extend to any loss, liability or expense (i) that such person is specifically required to bear pursuant to the terms of such agreement, or is incidental to the performance of obligations and duties thereunder and is not otherwise reimbursable pursuant to such Pooling Agreement; (ii) incurred in connection with any breach of a representation, warranty or covenant made in such Pooling Agreement; (iii) incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties under such Pooling Agreement, or by reason of reckless disregard of such obligations or duties; or
(iv) incurred in connection with any violation of any state or federal securities law. In addition, each Pooling Agreement will provide that neither the Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the Pooling Agreement and that in its opinion may involve it in any expense or liability. However, each of the Master Servicer and the Depositor will be permitted, in the exercise of its discretion, to undertake any such action that it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the Pooling Agreement and the interests of the related series of Certificateholders thereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, will be expenses, costs and liabilities of the related series of Certificateholders, and the Master Servicer or the Depositor, as the case may be, will be entitled to charge the related Certificate Account therefor.

          Any person into which the Master Servicer or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Depositor is a party, or any person succeeding to the business of the Master Servicer or the Depositor, will be the successor of the Master Servicer or the Depositor, as the case may be, under the related Pooling Agreement.


Events of Default

          Unless otherwise provided in the Prospectus Supplement for a series of Certificates, "Events of Default" under the related Pooling Agreement will include (i) any failure by the Master Servicer to distribute or cause to be distributed to the Certificateholders of such series, or to remit to the Trustee for distribution to such Certificateholders, any amount required to be so distributed or remitted, which failure continues unremedied for five days after written notice thereof has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the related Pooling Agreement, which failure continues unremedied for sixty days after written notice thereof has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of or relating to the Master Servicer and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to add thereto or shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement.


Rights Upon Event of Default

          If an Event of Default occurs with respect to the Master Servicer under a Pooling Agreement, then, in each and every such case, so long as the Event of Default remains unremedied, the Depositor or the Trustee will be authorized, and at the direction of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, the Trustee will be required, to terminate all of the rights and obligations of the Master Servicer as master servicer under the Pooling Agreement, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Pooling Agreement (except that if the Master Servicer is required to make advances thereunder regarding delinquent Mortgage Loans, but the Trustee is prohibited by law from obligating itself to do so, or if the related Prospectus Supplement so specifies, the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, if the Trustee is unwilling or unable so to act, it may (or, at the written request of Certificateholders of the related series entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, it will be required to) appoint, or petition a court of competent jurisdiction to appoint, a loan servicing institution that (unless otherwise provided in the related Prospectus Supplement) is acceptable to each applicable Rating Agency to act as successor to the Master Servicer under the Pooling Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity.

          No Certificateholder will have the right under any Pooling Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless Certificateholders of the same series entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series shall have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and shall have offered to the Trustee reasonable indemnity, and the Trustee for sixty days (or such other period specified in the related Prospectus Supplement) shall have neglected or refused to institute any such proceeding. The Trustee, however, will be under no obligation to exercise any of the trusts or powers vested in it by any Pooling Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates of the related series, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.


Amendment

          Each Pooling Agreement may be amended by the respective parties thereto, without the consent of any of the holders of the related series of Certificates, (i) to cure any ambiguity, (ii) to correct a defective provision therein or to correct, modify or supplement any provision therein that may be inconsistent with any other provision therein, (iii) to add any other provisions with respect to matters or questions arising under the Pooling Agreement that are not inconsistent with the provisions thereof, (iv) to comply with any requirements imposed by the Code, or (v) for any other purpose; provided that such amendment (other than an amendment for the specific purpose referred to in clause (iv) above) may not (as evidenced by an opinion of counsel to such effect satisfactory to the Trustee) adversely affect in any material respect the interests of any such holder; and provided further that such amendment (other than an amendment for one of the specific purposes referred to in clauses (i) through (iv) above) must be acceptable to each applicable Rating Agency. Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement may also be amended by the respective parties thereto, with the consent of the holders of the related series of Certificates entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series allocated to the affected classes, for any purpose; provided that, unless otherwise specified in the related Prospectus Supplement, no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans that are required to be distributed in respect of any Certificate without the consent of the holder of such Certificate, (ii) adversely affect in any material respect the interests of the holders of any class of Certificates, in a manner other than as described in clause (i), without the consent of the holders of all Certificates of such class or (iii) modify the provisions of the Pooling Agreement described in this paragraph without the consent of the holders of all Certificates of the related series. However, unless otherwise specified in the related Prospectus Supplement, the Trustee will be prohibited from consenting to any amendment of a Pooling Agreement pursuant to which one or more REMIC elections are to be or have been made unless the Trustee shall first have received an opinion of counsel to the effect that such amendment will not result in the imposition of a tax on the related Trust Fund or cause the related Trust Fund (or designated portion thereof) to fail to qualify as a REMIC at any time that the related Certificates are outstanding.


List of Certificateholders

          Unless otherwise specified in the related Prospectus Supplement, upon written request of three or more Certificateholders of record made for purposes of communicating with other holders of Certificates of the same series with respect to their rights under the related Pooling Agreement, the Trustee or other specified person will afford such Certificateholders access during normal business hours to the most recent list of Certificateholders of that series held by such person. If such list is of a date more than 90 days prior to the date of receipt of such Certificateholders' request, then such person, if not the registrar for such series of Certificates, will be required to request from such registrar a current list and to afford such requesting Certificateholders access thereto promptly upon receipt.


The Trustee

          The Trustee under each Pooling Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company that serves as Trustee may have typical banking relationships with the Depositor and its affiliates and with any Master Servicer or Special Servicer and its affiliates.


Duties of the Trustee

          The   Trustee   for  each   series  of   Certificates   will  make  no
representation as to the validity or sufficiency of the related Pooling Agreement, the Certificates or any underlying Mortgage Loan or related document and will not be accountable for the use or application by or on behalf of the Master Servicer for such series of any funds paid to the Master Servicer or any Special Servicer in respect of the Certificates or the underlying Mortgage Loans, or any funds deposited into or withdrawn from the Certificate Account or any other account for such series by or on behalf of the Master Servicer or any Special Servicer. If no Event of Default has occurred and is continuing, the Trustee for each series of Certificates will be required to perform only those duties specifically required under the related Pooling Agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Pooling Agreement, a Trustee will be required to examine such documents and to determine whether they conform to the requirements of such agreement.


Certain Matters Regarding the Trustee

          As and to the extent described in the related Prospectus Supplement, the fees and normal disbursements of any Trustee may be the expense of the related Master Servicer or other specified person or may be required to be borne by the related Trust Fund.

          Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to indemnification, from amounts held in the Certificate Account for such series, for any loss, liability or expense incurred by the Trustee in connection with the Trustee's acceptance or administration of its trusts under the related Pooling Agreement; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability imposed on the Trustee pursuant to the related Pooling Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made therein.

          Unless otherwise specified in the related Prospectus Supplement, the Trustee for each series of Certificates will be entitled to execute any of its trusts or powers under the related Pooling Agreement or perform any of its duties thereunder either directly or by or through agents or attorneys, and the Trustee will not be responsible for any willful misconduct or gross negligence on the part of any such agent or attorney appointed by it with due care.


Resignation and Removal of the Trustee

          A Trustee will be permitted at any time to resign from its obligations and duties under the related Pooling Agreement by giving written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor (or such other person as may be specified in the related Prospectus Supplement) will be required to use its best efforts to promptly appoint a successor trustee. If no successor trustee shall have accepted an appointment within a specified period after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction to appoint a successor trustee.

          If at any time a Trustee ceases to be eligible to continue as such under the related Pooling Agreement, or if at any time the Trustee becomes incapable of acting, or if certain events of (or proceedings in respect of) bankruptcy or insolvency occur with respect to the Trustee, the Depositor will be authorized to remove the Trustee and appoint a successor trustee. In addition, holders of the Certificates of any series entitled to at least 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series may at any time (with or without cause) remove the Trustee under the related Pooling Agreement and appoint a successor trustee.

          Any resignation or removal of a Trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT


General

          Credit Support may be provided with respect to one or more classes of the Certificates of any series, or with respect to the related Mortgage Assets. Credit Support may be in the form of letters of credit, overcollateralization, the subordination of one or more classes of Certificates, insurance policies, surety bonds, guarantees or reserve funds, or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may provide credit enhancement for more than one series of Certificates to the extent described therein.

          Unless otherwise provided in the related Prospectus Supplement for a series of Certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee payment to Certificateholders of all amounts to which they are entitled under the related Pooling Agreement. If losses or shortfalls occur that exceed the amount covered by the related Credit Support or that are not covered by such Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series before the former receive their intended share of such coverage.

          If Credit Support is provided with respect to one or more classes of Certificates of a series, or with respect to the related Mortgage Assets, the related Prospectus Supplement will include a description of (i) the nature and amount of coverage under such Credit Support, (ii) any conditions to payment thereunder not otherwise described herein, (iii) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (iv) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' equity or policyholders' surplus, if applicable, as of a date that will be specified in the Prospectus Supplement. See "Risk Factors--Credit Support Limitations".


Subordinate Certificates

          If so specified in the related Prospectus Supplement, one or more classes of Certificates of a series may be Subordinate Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions from the Certificate
Account on any Distribution Date will be subordinated to the corresponding rights of the holders of Senior Certificates. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the method and amount of subordination provided by a class or classes of Subordinate Certificates in a series and the circumstances under which such subordination will be available.


Cross-Support Provisions

          If the Mortgage Assets in any Trust Fund are divided into separate groups, each supporting a separate class or classes of Certificates of the related series, Credit Support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.


Insurance or Guarantees with Respect to Mortgage Loans

          If so provided in the Prospectus Supplement for a series of Certificates, Mortgage Loans included in the related Trust Fund will be covered for certain default risks by insurance policies or guarantees. To the extent deemed by the Depositor to be material, a copy of each such instrument will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.


Letter of Credit

          If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. A copy of any such letter of credit will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.


Certificate Insurance and Surety Bonds

          If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. The related Prospectus Supplement will describe any limitations on the draws that may be made under any such instrument. A copy of any such instrument will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.


Reserve Funds

          If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered (to the extent of available funds) by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts specified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, the reserve fund for a series may also be funded over time by a specified amount of the collections received on the related Mortgage Assets.

          Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, reserve funds may be established to provide protection only against certain types of losses and shortfalls. Following each Distribution Date, amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement.

          If so specified in the related Prospectus Supplement, amounts deposited in any reserve fund will be invested in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to such reserve fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.


Credit Support with respect to MBS

          If so provided in the Prospectus Supplement for a series of Certificates, any MBS included in the related Trust Fund and/or the related underlying mortgage loans may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify, as to each such form of Credit Support, the information indicated above with respect thereto, to the extent such information is material and available.


                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

          The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the Mortgage Loans (or mortgage loans underlying any MBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Funds--Mortgage Loans". For purposes of the following discussion, "Mortgage Loan" includes a mortgage loan underlying an MBS.


General

          Each Mortgage Loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.


Types of Mortgage Instruments

          There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. The grantor (the borrower) conveys title to the real property to the grantee (the lender) generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Soldiers' and Sailors' Civil Relief Act of 1940) and, in some deed of trust transactions, the directions of the beneficiary.


Leases and Rents

          Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

          In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ("UCC"); in cases where hotels or motels constitute loan security, the rates are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. Even if the lender's security interest in room rates is perfected under the UCC, it may be required to commence a foreclosure action or otherwise take possession of the property in order to collect the room rates following a default. See "--Bankruptcy Laws".


Personalty

          In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest therein, and must file continuation statements, generally every five years, to maintain that perfection.


Foreclosure

          General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

          Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

          A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete. Moreover, as discussed below, even a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the borrower was insolvent and within a specified period prior to the borrower's filing for bankruptcy protection.

          Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

          Equitable Limitations on Enforceability of Certain Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lenders and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a non-monetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

          Non-Judicial Foreclosure/Power of Sale. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

          Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of such property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. Potential buyers may be reluctant to purchase property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company and other decisions that have followed its reasoning. The court in Durrett held that even a non-collusive, regularly conducted foreclosure sale was a fraudulent transfer under the federal Bankruptcy Code, as amended from time to time (11 U.S.C.) and, therefore, could be rescinded in favor of the bankrupt's estate, if (i) the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition and (ii) the price paid for the foreclosed property did not represent "fair consideration" ("reasonably equivalent value" under the Bankruptcy Code). Although the reasoning and result of Durrett in respect of the Bankruptcy Code was rejected by the United States Supreme Court in May 1994, the case could nonetheless be persuasive to a court applying a state fraudulent conveyance law which has provisions similar to those construed in Durrett. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to the lesser of fair market value and the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels or restaurants or nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's (including franchisors') perception of the quality of such operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the amount of the mortgage against the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Risks". Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

          The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

          Rights of Redemption. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their "equity of redemption". The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

         The equity of redemption is a common-law (non-statutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

          Anti-Deficiency Legislation. Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure the Mortgage Loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

          Leasehold Risks. Mortgage Loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and contains certain other protective provisions typically included in a "mortgageable" ground lease.

          Cooperative Shares. Mortgage Loans may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases appurtenant thereto, allocable to cooperative dwelling units that may be vacant or occupied by non-owner tenants. Such loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Such a loan typically is subordinate to the mortgage, if any, on the Cooperative's building which, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the Cooperative. Further, transfer of shares in a Cooperative are subject to various regulations as well as to restrictions under the governing documents of the Cooperative, and the shares may be cancelled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the Cooperative provides, among other things, the lender with an opportunity to cure a default under a proprietary lease.

          Under the laws applicable in many states, "foreclosure" on Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative to receive sums due under the proprietary leases.


Bankruptcy Laws

          Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a secured lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

          Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified. For example, the lender's lien may be transferred to other collateral and/or the outstanding amount of the secured loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity. The priority of a mortgage loan may also be subordinated to bankruptcy court-approved financing. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor, through its rehabilitative plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

          The bankruptcy court can also reinstate accelerated indebtedness and also, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization. Under Section 363(b) and (f) of the Bankruptcy Code, a trustee for a lessor, or a lessor as debtor-in-possession, may, despite the provisions of the related Mortgage Loan to the contrary, sell the Mortgaged Property free and clear of all liens, which liens would then attach to the proceeds of such sale.

          The Bankruptcy Code provides that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary "based on the equities of the case." Thus, unless a court orders otherwise, revenues from a Mortgaged Property generated after the date the bankruptcy petition is filed will constitute "cash collateral" under the Bankruptcy Code. Debtors may only use cash collateral upon obtaining the lender's consent or a prior court order finding that the lender's interest in the Mortgaged Properties and the cash collateral is "adequately protected" and such term is defined and interpreted under the Bankruptcy Code. It should be noted, however, that the court may find that the lender has no security interest in either pre-petition or post-petition revenues if the court finds that the loan documents do not contain language covering accounts, room rents, or other forms of personalty necessary for a security interest to attach to hotel revenues.

          Lessee bankruptcies at the Mortgaged Properties could have an adverse impact on the Mortgagors' ability to meet their obligations. For example,
Section 365(e) of the Bankruptcy Code provides generally that rights and obligations under an unexpired lease may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely because of a provision in the lease conditioned upon the commencement of a case under the Bankruptcy Code or certain other similar events. In addition, Section 362 of the Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property of or from a debtor's estate, which may delay the Trustee's exercise of such remedies in the event that a lessee becomes the subject of a proceeding under the Bankruptcy Code.

          Section 365(a) of the Bankruptcy Code generally provides that a trustee or a debtor-in-possession in a case under the Bankruptcy Code has the power to assume or to reject an executory contract or an unexpired lease of the debtor, in each case subject to the approval of the bankruptcy court administering such case. If the trustee or debtor-in-possession rejects an executory contract or an unexpired lease, such rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of the filing of the petition. As a consequence, the other party or parties to such executory contract or unexpired lease, such as the lessor or Mortgagor, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from such breach, which could adversely affect the security for the related Mortgage Loan. Moreover, under Section 502(b)(6) of the Bankruptcy Code, the claim of a lessor for such damages from the termination of a lease of real property will be limited to the sum of (i) the rent reserved by such lease, without acceleration, for the greater of one year or 15 percent, not to exceed three years, of the remaining term of such lease, following the earlier of the date of the filing of the petition and the date on which such lender repossessed, or the lessee surrendered, the leased property, and (ii) any unpaid rent due under such lease, without acceleration, on the earlier of such dates.

          Under Section 365(f) of the Bankruptcy Code, if a trustee or debtor-in-possession assumes an executory contract or an unexpired lease of the debtor, the trustee or debtor-in-possession generally may assign such executory contract or unexpired lease, notwithstanding any provision therein or in applicable law that prohibits, restricts or conditions such assignment, provided that the trustee or debtor-in-possession provides "adequate assurance of future performance" by the assignee. The Bankruptcy Code specifically provides, however, that adequate assurance of future performance for purposes of a lease of real property in a shopping center includes adequate assurance of the source of rent and other consideration due under such lease, and in the case of an assignment, that the financial condition and operating performance of the proposed assignee and its guarantors, if any, shall be similar to the financial condition and operating performance of the debtor and its guarantors, if any, as of the time the debtor became the lessee under the lease, that any percentage rent due under such lease will not decline substantially, that the assumption and assignment of the lease is subject to all the provisions thereof, including (but not limited to) provisions such as a radius location, use or exclusivity provision, and will not breach any such provision contained in any other lease, financing agreement, or master agreement relating to such shopping center, and that the assumption or assignment of such lease will not disrupt the tenant mix or balance in such shopping center. Thus, an undetermined third party may assume the obligations of the lessee under a lease in the event of commencement of a proceeding under the Bankruptcy Code with respect to the lessee.

          Under Section 365(h) of the Bankruptcy Code, if a trustee for a lessor as a debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat such lease as terminated by such rejection or, in the alternative, may remain in possession of the leasehold for the balance of such term and for any renewal or extension of such term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after such a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any such renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date.

          In a bankruptcy or similar proceeding, action may be taken seeking the recovery as a preferential transfer of any payments made by the mortgagor under the related Mortgage Loan to the Trust Fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

          A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of certain states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

          Pursuant to the federal doctrine of "substantive consolidation" or to the (predominantly state law) doctrine of "piercing the corporate veil", a bankruptcy court, in the exercise of its equitable powers, also has the authority to order that the assets and liabilities of a related entity be consolidated with those of an entity before it. Thus, property ostensibly the property of one entity may be determined to be the property of a different entity in bankruptcy, the automatic stay applicable to the second entity extended to the first and the rights of creditors of the first entity impaired in the fashion set forth above in the discussion of ordinary bankruptcy principles. Depending on facts and circumstances not wholly in existence at the time a loan is originated or transferred to the Trust Fund, the application of any of these doctrines to one or more of the mortgagors in the context of the bankruptcy of one or more of their affiliates could result in material impairment of the rights of the Certificateholders.

          For each mortgagor that is described as a "special purpose entity", "single purpose entity" or "bankruptcy-remote entity" in the Prospectus Supplement, the activities that may be conducted by such mortgagor and its ability to incur debt are restricted by the applicable Mortgage or the organizational documents of such mortgagor in such manner as is intended to make the likelihood of a bankruptcy proceeding being commenced by or against such mortgagor remote, and such mortgagor has been organized and is designed to operate in a manner such that its separate existence should be respected notwithstanding a bankruptcy proceeding in respect of one or more affiliated entities of such mortgagor. However, the Depositor makes no representation as to the likelihood of the institution of a bankruptcy proceeding by or in respect of any mortgagor or the likelihood that the separate existence of any mortgagor would be respected if there were to be a bankruptcy proceeding in respect of any affiliated entity of a mortgagor.


Environmental Risks

          A lender may be subject to unforeseen environmental risks with respect to loans secured by real or personal property, such as the Mortgage Loans. Under the laws of many states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, such a lien has priority over all existing liens (a "superlien"), including those of existing mortgages; in these states, the lien of the mortgage for any Mortgage Loan may lose its priority to such a superlien.

          Under the federal Comprehensive Response Compensation and Liability Act ("CERCLA"), a lender may be liable either to the government or to private parties for cleanup costs on a property securing a loan, even if the lender does not cause or contribute to the contamination. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties ("PRPs"), including current owners and operators of the property who did not cause or contribute to the contamination. Many states have laws similar to CERCLA.

          Lenders may be held liable under CERCLA as owners or operators unless they qualify for the secured creditor exemption to CERCLA. On April 29, 1992, the United States Environmental Protection Agency ("EPA") issued a final rule intended to protect lenders from liability under CERCLA. This rule was in response to a 1990 decision of the United States Court of Appeals for the Eleventh Circuit, United States v. Fleet Factors Corp., which narrowly construed the security interest exemption under CERCLA to hold lenders liable if they had the capacity to influence their borrower's management of hazardous waste. On February 4, 1994, the United States Court of Appeals for the District of Columbia Circuit in Kelley v. Environmental Protection Agency invalidated this EPA rule. As a result of the Kelley case, the state of the law with respect to the secured creditor exemption and the scope of permissible activities in which a lender may engage to protect its security interest remain uncertain. EPA and the Department of Justice ("DOJ"), however, issued a joint policy memorandum in which these agencies announced that they would continue to follow the "Lender Liability Rule" vacated by the Kelley case. These agencies indicated that prior to its invalidation, several courts adhered to the terms of the "Lender Liability Rule" or interpreted CERCLA in a manner consistent with the "Lender Liability Rule." EPA and DOJ indicated in the September 22, 1995 memorandum that they intend to follow this line of cases. This EPA/DOJ policy, however, would not necessarily affect the potential for lender liability in actions by parties other than EPA or under laws or legal theories other than CERCLA. If a lender is or becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof.

          Environment clean-up costs may be substantial. It is possible that such costs could become a liability of the Trust and occasion a loss to Certificateholders if such remedial costs were incurred.

          In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. It is possible that a property securing a Mortgage Loan could be subject to such transfer restrictions. In such a case, if the lender becomes the owner upon foreclosure, it may be required to clean up the contamination before selling the property.

          The cost of remediating hazardous substance contamination at a property can be substantial. If a lender is or becomes liable, it can bring an action for contribution against the owner or operator that created the environmental hazard, but that person or entity may be without substantial assets. Accordingly, it is possible that such costs could become a liability of a Trust Fund and occasion a loss to Certificateholders of the related series.

          To reduce the likelihood of such a loss, and unless otherwise provided in the related Prospectus Supplement, the related Pooling Agreement will provide that the Master Servicer may, on behalf of the Trust Fund, acquire title to a Mortgaged Property or take over its operation unless the Master Servicer, based on a report prepared by a person who regularly conducts environmental site assessments, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans".

          Even when a lender is not directly liable for cleanup costs on property securing loans, if a property securing a loan is contaminated, the value of the security is likely to be affected. In addition, a lender bears the risk that unanticipated cleanup costs may jeopardize the borrower's repayment. Neither of these two issues is likely to pose risks exceeding the amount of unpaid principal and interest of a particular loan secured by a contaminated property, particularly if the lender declines to foreclose on a mortgage secured by the property.

          If a lender forecloses on a mortgage secured by a property the operations of which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Compliance may entail some expense.

          In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property and thereby lessen the ability of the lender to recover its investment in a loan upon foreclosure.


Due-on-Sale and Due-on-Encumbrance

          Certain of the Mortgage Loans may contain "due-on-sale" and "due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related Mortgaged Property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. By virtue, however, of the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act"), effective October 15, 1982 (which purports to preempt state laws that prohibit the enforcement of due-on-sale clauses by providing among other matters, that "due-on-sale" clauses in certain loans made after the effective date of the Garn Act are enforceable, within certain limitations as set forth in the Garn Act and the regulations promulgated thereunder), a Master Servicer may nevertheless have the right to accelerate the maturity of a Mortgage Loan that contains a "due-on-sale" provision upon transfer of an interest in the property, regardless of the Master Servicer's ability to demonstrate that a sale threatens its legitimate security interest.


Subordinate Financing

          Certain of the Mortgage Loans may not restrict the ability of the borrower to use the Mortgaged Property as security for one or more additional loans. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.


Default Interest and Limitations on Prepayments

          Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.


Applicability of Usury Laws

          Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

          No Mortgage Loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted, will (if originated after that rejection or adoption) be eligible for inclusion in a Trust Fund unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such Mortgage Loan provides that the terms thereof are to be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that such choice of law provision would be given effect.


Soldiers' and Sailors' Civil Relief Act of 1940

          Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the Mortgage Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three-month period thereafter.


Type of Mortgaged Property

          The lender may be subject to additional risk depending upon the type and use of the Mortgaged Property in question. For instance, Mortgaged Properties which are hospitals, nursing homes or convalescent homes may present special risks to lenders in large part due to significant governmental regulation of the operation, maintenance, control and financing of health care institutions. Mortgages on Mortgaged Properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged Properties which are hotels or motels may present additional risk to the lender in that: (i) hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator; and
(ii) the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchase or foreclosure is subject to the vagaries of local law requirements. In addition, Mortgaged Properties which are multifamily properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of such properties.


Americans with Disabilities Act

          Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject


Forfeitures In Drug And RICO Proceedings

          Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property", including the holders of mortgage loans.

          A lender may avoid forfeiture of its interest in the property if it established that; (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

          The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Certificates. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as well as regulations (the "REMIC Regulations") promulgated by the U.S. Department of Treasury (the "Treasury"). Investors should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of Certificates.

          For purposes of this discussion, (i) references to the Mortgage Loans include references to the mortgage loans underlying MBS included in the Mortgage Assets and (ii) where the applicable Prospectus Supplement provides for a fixed retained yield with respect to the Mortgage Loans underlying a series of Certificates, references to the Mortgage Loans will be deemed to refer to that portion of the Mortgage Loans held by the Trust Fund which does not include the Retained Interest. References to a "holder" or "Certificateholder" in this discussion generally mean the beneficial owner of a Certificate.


             Federal Income Tax Consequences for REMIC Certificates


      General

          With respect to a particular series of Certificates, an election may be made to treat the Trust Fund or one or more segregated pools of assets therein as one or more REMICs within the meaning of Code Section 860D. A Trust Fund or a portion thereof as to which a REMIC election will be made will be referred to as a "REMIC Pool". For purposes of this discussion, Certificates of a series as to which one or more REMIC elections are made are referred to as "REMIC Certificates" and will consist of one or more Classes of "Regular Certificates" and one Class of "Residual Certificates" in the case of each REMIC Pool. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each series of REMIC Certificates, Cadwalader, Wickersham & Taft, counsel to the Depositor, has advised the Depositor that in the firm's opinion, assuming (i) the making of such an election, (ii) compliance with the Pooling Agreement and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, each REMIC Pool will qualify as a REMIC. In such case, the Regular Certificates will be considered to be "regular interests" in the REMIC Pool and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Residual Certificates will be considered to be "residual interests" in the REMIC Pool. The Prospectus Supplement for each series of Certificates will indicate whether one or more REMIC elections with respect to the related Trust Fund will be made, in which event references to "REMIC" or "REMIC Pool" herein shall be deemed to refer to each such REMIC Pool. If so specified in the applicable Prospectus Supplement, the portion of a Trust Fund as to which a REMIC election is not made may be treated as a grantor trust for federal income tax purposes. See "--Federal Income Tax Consequences for Certificates as to Which No REMIC Election Is Made".


      Status of REMIC Certificates

          REMIC Certificates held by a domestic building and loan association will constitute "a regular or residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi), but only in the same proportion that the assets of the REMIC Pool would be treated as "loans . . . secured by an interest in real property which is . . . residential real property" (such as single family or multifamily properties, but not commercial properties) within the meaning of Code Section 7701(a)(19)(C)(v) or as other assets described in Code
Section 7701(a)(19)(C), and otherwise will not qualify for such treatment. REMIC Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(A), and interest on the Regular Certificates and income with respect to Residual Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the REMIC Pool would be so treated. If at all times 95% or more of the assets of the REMIC Pool qualify for each of the foregoing respective treatments, the REMIC Certificates will qualify for the corresponding status in their entirety. For purposes of Code Section 856(c)(5)(A), payments of principal and interest on the Mortgage Loans that are reinvested pending distribution to holders of REMIC Certificates qualify for such treatment. Where two REMIC Pools are a part of a tiered structure they will be treated as one REMIC for purposes of the tests described above respecting asset ownership of more or less than 95%. In addition, if the assets of the REMIC include Buy-Down Mortgage Loans, it is possible that the percentage of such assets constituting "loans . . . secured by an interest in real property which is . . . residential real property" for purposes of Code
Section 7701(a)(19)(C)(v) may be required to be reduced by the amount of the related Buy-Down Funds. REMIC Certificates held by a regulated investment company will not constitute "Government Securities" within the meaning of Code
Section 851(b)(4)(A)(i). REMIC Certificates held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1). The Small Business Job Protection Act of 1996 (the "SBJPA of 1996") repealed the reserve method for bad debts of domestic building and loan associations and mutual savings banks, and thus has eliminated the asset category of "qualifying real property loans" in former Code Section 593(d) for taxable years beginning after December 31, 1995. The requirement in the SBJPA of 1996 that such institutions must "recapture" a portion of their existing bad debt reserves is suspended if a certain portion of their assets are maintained in "residential loans" under Code Section 7701(a)(19)(C)(v), but only if such loans were made to acquire, construct or improve the related real property and not for the purpose of refinancing. However, no effort will be made to identify the portion of the Mortgage Loans of any Series meeting this requirement, and no representation is made in this regard.


      Qualification as a REMIC

          In order for the REMIC Pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC Pool with the requirements set forth in the Code. The REMIC Pool must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC Pool, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the REMIC Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments". The REMIC Regulations provide a safe harbor pursuant to which the de minimis requirement is met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the REMIC Pool's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC also must provide "reasonable arrangements" to prevent its residual interest from being held by "disqualified organizations" and must furnish applicable tax information to transferors or agents that violate this requirement. The Pooling Agreement for each Series will contain a provision designed to meet this requirement. See "Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations".

          A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC Pool on the Startup Day or is purchased by the REMIC Pool within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the Mortgage Loans, certificates of beneficial interest in a grantor trust that holds mortgage loans, including certain of the MBS, regular interests in another REMIC, such as MBS in a trust as to which a REMIC election has been made, loans secured by timeshare interests and loans secured by shares held by a tenant stockholder in a cooperative housing corporation, provided, in general, (i) the fair market value of the real property security (including buildings and structural components thereof) is at least 80% of the principal balance of the related Mortgage Loan or mortgage loan underlying the Mortgage Certificate either at origination or as of the Startup Day (an original loan-to-value ratio of not more than 125% with respect to the real property security) or (ii) substantially all the proceeds of the Mortgage Loan or the underlying mortgage loan were used to acquire, improve or protect an interest in real property that, at the origination date, was the only security for the Mortgage Loan or underlying mortgage loan. If the Mortgage Loan has been substantially modified other than in connection with a default or reasonably foreseeable default, it must meet the loan-to-value test in (i) of the preceding sentence as of the date of the last such modification or at closing. A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC Pool on the Startup Day and that is received either (i) in exchange for any qualified mortgage within a three-month period thereafter or (ii) in exchange for a "defective obligation" within a two-year period thereafter. A "defective obligation" includes (i) a mortgage in default or as to which default is reasonably foreseeable, (ii) a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC Pool has been breached, (iii) a mortgage that was fraudulently procured by the mortgagor, and (iv) a mortgage that was not in fact principally secured by real property (but only if such mortgage is disposed of within 90 days of discovery). A Mortgage Loan that is "defective" as described in clause (iv) that is not sold or, if within two years of the Startup Day, exchanged, within 90 days of discovery, ceases to be a qualified mortgage after such 90-day period.

          Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC Pool. A qualified reserve asset is any intangible property held for investment that is part of any reasonably required reserve maintained by the REMIC Pool to provide for payments of expenses of the REMIC Pool or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and certain other contingencies. The reserve fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced "promptly and appropriately" as payments on the Mortgage Loans are received. Foreclosure property is real property acquired by the REMIC Pool in connection with the default or imminent default of a qualified mortgage and generally not held beyond the close of the third calendar year following the acquisition of the property by the REMIC Pool, with an extension that may be granted by the Internal Revenue Service (the "Service").

          In addition to the foregoing requirements, the various interests in a REMIC Pool also must meet certain requirements. All of the interests in a REMIC Pool must be either of the following: (i) one or more classes of regular interests or (ii) a single class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC Pool that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. Such a specified portion may consist of a fixed number of basis points, a fixed percentage of the total interest, or a fixed or qualified variable or inverse variable rate on some or all of the qualified mortgages minus a different fixed or qualified variable rate. The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A residual interest is an interest in a REMIC Pool other than a regular interest that is issued on the Startup Day and that is designated as a residual interest. An interest in a REMIC Pool may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC Pool, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC Pool or prepayment interest shortfalls. Accordingly, the Regular Certificates of a series will constitute one or more classes of regular interests, and the Residual Certificates with respect to that series will constitute a single class of residual interests on which distributions are made pro rata.

          If an entity, such as the REMIC Pool, fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and the Regular Certificates may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC Pool would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period of time in which the requirements for REMIC status are not satisfied.


Taxation of Regular Certificates


General

          In general, interest, original issue discount and market discount on a Regular Certificate will be treated as ordinary income to a holder of the Regular Certificate (the "Regular Certificateholder") as they accrue, and principal payments on a Regular Certificate will be treated as a return of capital to the extent of the Regular Certificateholder's basis in the Regular Certificate allocable thereto. Regular Certificateholders must use the accrual method of accounting with regard to Regular Certificates, regardless of the method of accounting otherwise used by such Regular Certificateholders.


Original Issue Discount

          Accrual Certificates and principal-only Certificates will be, and other Classes of Regular Certificates may be, issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any Class of Regular Certificates having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with the constant yield method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on temporary and final Treasury regulations issued on February 2, 1994, as amended on June 14, 1996 (the "OID Regulations") under Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act. Regular Certificateholders should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Certificates. To the extent such issues are not addressed in such regulations, the Depositor intends to apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Service will not take a different position as to those matters not currently addressed by the OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the Service to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the Regular Certificates.

          Each Regular Certificate (except to the extent described below with respect to a Regular Certificate on which principal is distributed by random lot ("Random Lot Certificates")) will be treated as a single installment obligation for purposes of determining the original issue discount includible in a Regular Certificateholder's income. The total amount of original issue discount on a Regular Certificate is the excess of the "stated redemption price at maturity" of the Regular Certificate over its "issue price". The issue price of a Class of Regular Certificates offered pursuant to this Prospectus generally is the first price at which a substantial amount of Regular Certificates of that Class is sold to the public (excluding bond houses, brokers and underwriters). Although unclear under the OID Regulations, the Depositor intends to treat the issue price of a Class as to which there is no substantial sale as of the issue date or that is retained by the Depositor as the fair market value of that Class as of the issue date. The issue price of a Regular Certificate also includes the amount paid by an initial Regular Certificateholder for accrued interest that relates to a period prior to the issue date of the Regular Certificate, unless the Regular Certificateholder elects on its federal income tax return to exclude such amount from the issue price and to recover it on the first Distribution Date. The stated redemption price at maturity of a Regular Certificate always includes the original principal amount of the Regular Certificate, but generally will not include distributions of stated interest if such interest distributions constitute "qualified stated interest". Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Regular Certificate. Because there is no penalty or default remedy in the case of nonpayment of interest with respect to a Regular Certificate, it is possible that no interest on any Class of Regular Certificates will be treated as qualified stated interest. However, except as provided in the following three sentences or in the applicable Prospectus Supplement, because the underlying Mortgage Loans provide for remedies in the event of default, the Depositor intends to treat interest with respect to the Regular Certificates as qualified stated interest. Distributions of interest on an Accrual Certificate, or on other Regular Certificates with respect to which deferred interest will accrue, will not constitute qualified stated interest, in which case the stated redemption price at maturity of such Regular Certificates includes all distributions of interest as well as principal thereon. Likewise, the Depositor intends to treat an "interest only" class, or a class on which interest is substantially disproportionate to its principal amount (a so-called "super-premium" class) as having no qualified stated interest. Where the interval between the issue date and the first Distribution Date on a Regular Certificate is shorter than the interval between subsequent Distribution Dates, the interest attributable to the additional days will be included in the stated redemption price at maturity.

          Under a de minimis rule, original issue discount on a Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular
Certificate multiplied by the weighted average maturity of the Regular Certificate. For this purpose, the weighted average maturity of the Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Certificate and the denominator of which is the stated redemption price at maturity of the Regular Certificate. The Conference Committee Report to the 1986 Act provides that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the Mortgage Loans (the "Prepayment Assumption") and the anticipated reinvestment rate, if any, relating to the Regular Certificates. The Prepayment Assumption with respect to a Series of Regular Certificates will be set forth in the related Prospectus Supplement. Holders generally must report de minimis original issue discount pro rata as principal payments are received, and such income will be capital gain if the Regular Certificate is held as a capital asset. However, under the OID Regulations, Regular Certificateholders may elect to accrue all de minimis original issue discount as well as market discount and market premium under the constant yield method. See "Election to Treat All Interest Under the Constant Yield Method".

          A Regular Certificateholder generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the original issue discount on the Regular Certificate accrued during an accrual period for each day on which it holds the Regular Certificate, including the date of purchase but excluding the date of disposition. The Depositor will treat the monthly period ending on the day before each Distribution Date as the accrual period. With respect to each Regular Certificate, a calculation will be made of the original issue discount that accrues during each successive full accrual period (or shorter period from the date of original issue) that ends on the day before the related Distribution Date on the Regular Certificate. The Conference Committee Report to the 1986 Act states that the rate of accrual of original issue discount is intended to be based on the Prepayment Assumption. Other than as discussed below with respect to a Random Lot Certificate, the original issue discount accruing in a full accrual period would be the excess, if any, of (i) the sum of (a) the present value of all of the remaining distributions to be made on the Regular Certificate as of the end of that accrual period that are included in the Regular Certificate's stated redemption price at maturity and (b) the distributions made on the Regular Certificate during the accrual period that are included in the Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of the Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the Regular Certificate at the issue date,
(ii) events (including actual prepayments) that have occurred prior to the end of the accrual period and (iii) the Prepayment Assumption. For these purposes, the adjusted issue price of a Regular Certificate at the beginning of any accrual period equals the issue price of the Regular Certificate, increased by the aggregate amount of original issue discount with respect to the Regular Certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the Regular Certificate's stated redemption price at maturity that were made on the Regular Certificate in such prior periods. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

          Under the method described above, the daily portions of original issue discount required to be included in income by a Regular Certificateholder generally will increase to take into account prepayments on the Regular Certificates as a result of prepayments on the Mortgage Loans that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if the prepayments are slower than the Prepayment Assumption. An increase in prepayments on the Mortgage Loans with respect to a Series of Regular Certificates can result in both a change in the priority of principal payments with respect to certain Classes of Regular Certificates and either an increase or decrease in the daily portions of original issue discount with respect to such Regular Certificates.

          In the case of a Random Lot Certificate, the Depositor intends to determine the yield to maturity of such Certificate based upon the anticipated payment characteristics of the Class as a whole under the Prepayment Assumption. In general, the original issue discount accruing on each Random Lot Certificate in a full accrual period would be its allocable share of the original issue discount with respect to the entire Class, as determined in accordance with the preceding paragraph. However, in the case of a distribution in retirement of the entire unpaid principal balance of any Random Lot Certificate (or portion of such unpaid principal balance), (a) the remaining unaccrued original issue discount allocable to such Certificate (or to such portion) will accrue at the time of such distribution, and (b) the accrual of original issue discount allocable to each remaining Certificate of such Class (or the remaining unpaid principal balance of a partially redeemed Random Lot Certificate after a distribution of principal has been received) will be adjusted by reducing the present value of the remaining payments on such Class and the adjusted issue price of such Class to the extent attributable to the portion of the unpaid principal balance thereof that was distributed. The Depositor believes that the foregoing treatment is consistent with the "pro rata prepayment" rules of the OID Regulations, but with the rate of accrual of original issue discount determined based on the Prepayment Assumption for the Class as a whole. Investors are advised to consult their tax advisors as to this treatment.


Acquisition Premium

          A purchaser of a Regular Certificate at a price greater than its adjusted issue price but less than its stated redemption price at maturity will be required to include in gross income the daily portions of the original issue discount on the Regular Certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading "Election to Treat All Interest Under the Constant Yield Method".


Variable Rate Regular Certificates

          Regular Certificates may provide for interest based on a variable rate. Under the OID Regulations, interest is treated as payable at a variable rate if, generally, (i) the issue price does not exceed the original principal balance by more than a specified amount and (ii) the interest compounds or is payable at least annually at current values of (a) one or more "qualified floating rates", (b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate", or (d) a single fixed rate and a single objective rate that is a "qualified inverse floating rate". A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds, where such rate is subject to a fixed multiple that is greater than 0.65, but not more than 1.35. Such rate may also be increased or decreased by a fixed spread or subject to a fixed cap or floor, or a cap or floor that is not reasonably expected as of the issue date to affect the yield of the instrument significantly. An objective rate (other than a qualified floating rate) is a rate that is determined using a single fixed formula and that is based on objective financial or economic information, provided that such information is not (i) within the control of the issuer or a related party or (ii) unique to the circumstances of the issuer or a related party. A qualified inverse floating rate is a rate equal to a fixed rate minus a qualified floating rate that inversely reflects contemporaneous variations in the cost of newly borrowed funds; an inverse floating rate that is not a qualified floating rate may nevertheless be an objective rate. A Class of Regular Certificates may be issued under this Prospectus that does not have a variable rate under the OID Regulations, for example, a Class that bears different rates at different times during the period it is outstanding such that it is considered significantly "front-loaded" or "back-loaded" within the meaning of the OID Regulations. It is possible that such a Class may be considered to bear "contingent interest" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to Regular Certificates. However, if final regulations dealing with contingent interest with respect to Regular Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion than would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Regular Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate treatment of any Regular Certificate that does not pay interest at a fixed rate or variable rate as described in this paragraph.

          Under the REMIC Regulations, a Regular Certificate (i) bearing a rate that qualifies as a variable rate under the OID Regulations that is tied to current values of a variable rate (or the highest, lowest or average of two or more variable rates), including a rate based on the average cost of funds of one or more financial institutions, or a positive or negative multiple of such a rate (plus or minus a specified number of basis points), or that represents a weighted average of rates on some or all of the Mortgage Loans, including such a rate that is subject to one or more caps or floors, or (ii) bearing one or more such variable rates for one or more periods or one or more fixed rates for one or more periods, and a different variable rate or fixed rate for other periods qualifies as a regular interest in a REMIC. Accordingly, unless otherwise indicated in the applicable Prospectus Supplement, the Depositor intends to treat Regular Certificates that qualify as regular interests under this rule in the same manner as obligations bearing a variable rate for original issue discount reporting purposes.

          The  amount of  original  issue  discount  with  respect  to a Regular
Certificate bearing a variable rate of interest will accrue in the manner described above under "Original Issue Discount" with the yield to maturity and future payments on such Regular Certificate generally to be determined by assuming that interest will be payable for the life of the Regular Certificate based on the initial rate (or, if different, the value of the applicable variable rate as of the pricing date) for the relevant Class. Unless otherwise specified in the applicable Prospectus Supplement, the Depositor intends to treat such variable interest as qualified stated interest, other than variable interest on an interest-only or super-premium Class, which will be treated as non-qualified stated interest includible in the stated redemption price at maturity. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.

          Although unclear under the OID Regulations, unless required otherwise by applicable final regulations, the Depositor intends to treat Regular Certificates bearing an interest rate that is a weighted average of the net interest rates on Mortgage Loans or Mortgage Certificates having fixed or adjustable rates, as having qualified stated interest, except to the extent that initial "teaser" rates cause sufficiently "back-loaded" interest to create more than de minimis original issue discount. The yield on such Regular Certificates for purposes of accruing original issue discount will be a hypothetical fixed rate based on the fixed rates, in the case of fixed rate Mortgage Loans, and initial "teaser rates" followed by fully indexed rates, in the case of adjustable rate Mortgage Loans. In the case of adjustable rate Mortgage Loans, the applicable index used to compute interest on the Mortgage Loans in effect on the pricing date (or possibly the issue date) will be deemed to be in effect beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. Adjustments will be made in each accrual period either increasing or decreasing the amount of ordinary income reportable to reflect the actual Pass-Through Rate on the Regular Certificates.


Deferred Interest

          Under the OID Regulations, all interest on a Regular Certificate as to which there may be Deferred Interest is includible in the stated redemption price at maturity thereof. Accordingly, any Deferred Interest that accrues with respect to a Class of Regular Certificates may constitute income to the holders of such Regular Certificates prior to the time distributions of cash with respect to such Deferred Interest are made.


Market Discount

          A purchaser of a Regular Certificate also may be subject to the market discount rules of Code Section 1276 through 1278. Under these Code sections and the principles applied by the OID Regulations in the context of original issue discount, "market discount" is the amount by which the purchaser's original basis in the Regular Certificate (i) is exceeded by the then-current principal amount of the Regular Certificate or (ii) in the case of a Regular Certificate having original issue discount, is exceeded by the adjusted issue price of such Regular Certificate at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such Regular Certificate as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate or (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or in the case of a Regular Certificate issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a Regular Certificate over the interest distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Certificate for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Regular Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Regular Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which such election may be deemed to be made.

          Market discount with respect to a Regular Certificate will be considered to be zero if such market discount is less than 0.25% of the remaining  stated  redemption  price at  maturity  of such  Regular  Certificate multiplied by the weighted average maturity of the Regular Certificate (determined as described above in the third paragraph under "Original Issue Discount") remaining after the date of purchase. It appears that de minimis market discount would be reported in a manner similar to de minimis original issue discount. See "Original Issue Discount" above. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules. Investors should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of the constant yield method.


Premium

          A Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Regular Certificateholder holds such Regular Certificate as a "capital asset" within the meaning of Code Section 1221, the Regular
Certificateholder may elect under Code Section 171 to amortize such premium under the constant yield method. The Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that will apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Regular Certificates, although it is unclear whether the alternatives to the constant yield method described above under "Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a Regular Certificate rather than as a separate deduction item. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Code Section 171 election may be deemed to be made.


Election to Treat All Interest Under the Constant Yield Method

          A holder of a debt instrument such as a Regular Certificate may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election, (i) "interest" includes stated interest, original issue discount, de minimis original issue discount, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium and (ii) the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis immediately after acquisition. It is unclear whether, for this purpose, the initial Prepayment Assumption would continue to apply or if a new prepayment assumption as of the date of the holder's acquisition would apply. A holder generally may make such an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all debt instruments acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Service. Investors should consult their own tax advisors regarding the advisability of making such an election.


Sale or Exchange of Regular Certificates

          If a Regular Certificateholder sells or exchanges a Regular Certificate, the Regular Certificateholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the Regular Certificate. The adjusted basis of a Regular Certificate generally will equal the cost of the Regular Certificate to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Regular Certificate and reduced by amounts included in the stated redemption price at maturity of the Regular Certificate that were previously received by the seller, by any amortized premium and by previously recognized losses.

          Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Regular Certificate realized by an investor who holds the Regular Certificate as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the Regular Certificate has been held for the long-term capital gain holding period (currently more than one year). Such gain will be treated as ordinary income (i) if a Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior distribution of property that was held as a part of such transaction, (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if its yield on such Regular Certificate were 110% of the applicable Federal rate as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to the Regular Certificate. In addition, gain or loss recognized from the sale of a Regular Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code
Section 582(c). Capital gains of certain non-corporate taxpayers generally are subject to a lower maximum tax rate (28%) than ordinary income of such taxpayers (39.6%) for property held for more than one year but not more than 18 months, and a still lower maximum rate (20%) for property held for more than 18 months. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.


Treatment of Losses

          Holders of Regular Certificates will be required to report income with respect to Regular Certificates on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans allocable to a particular class of Regular Certificates, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a Regular Certificate may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, investors are cautioned that while they may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the Internal Revenue Service may take the position that original issue discount must continue to be accrued in spite of its uncollectibility until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the rules of Code Section 166. To the extent the rules of Code Section 166 regarding bad debts are applicable, it appears that holders of Regular Certificates that are corporations or that otherwise hold the Regular Certificates in connection with a trade or business should in general be allowed to deduct as an ordinary loss any such loss sustained during the taxable year on account of any such Regular Certificates becoming wholly or partially worthless, and that, in general, holders of Regular Certificates that are not corporations and do not hold the Regular Certificates in connection with a trade or business will be allowed to deduct as a short-term capital loss any loss with respect to principal sustained during the taxable year on account of a portion of any class or subclass of such Regular Certificates becoming wholly worthless. Although the matter is not free from doubt, non-corporate holders of Regular Certificates should be allowed a bad debt deduction at such time as the principal balance of any class or subclass of such Regular Certificates is reduced to reflect losses resulting from any liquidated Mortgage Loans. The Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect such losses only after all Mortgage Loans remaining in the Trust Fund have been liquidated or such class of Regular Certificates has been otherwise retired. The Service could also assert that losses on the Regular Certificates are deductible based on some other method that may defer such deductions for all holders, such as reducing future cash flow for purposes of computing original issue discount. This may have the effect of creating "negative" original issue discount which would be deductible only against future positive original issue discount or otherwise upon termination of the Class. Holders of Regular Certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Regular Certificates. While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders, the Internal Revenue Service may take the position that losses attributable to accrued original issue discount may only be deducted as short-term capital losses by non-corporate holders not engaged in a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Regular Certificates.


Taxation of Residual Certificates


Taxation of REMIC Income

          Generally, the "daily portions" of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of Residual Certificates ("Residual Certificateholders"), and will not be taxed separately to the REMIC Pool. The daily portions of REMIC taxable income or net loss of a Residual Certificateholder are determined by allocating the REMIC Pool's taxable income or net loss for each calendar quarter ratably to each day in such quarter and by allocating such daily portion among the Residual Certificateholders in proportion to their respective holdings of Residual Certificates in the REMIC Pool on such day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. The REMIC Pool's gross income includes interest, original issue discount income and market discount income, if any, on the Mortgage Loans, reduced by amortization of any premium on the Mortgage Loans, plus income from amortization of issue premium, if any, on the Regular Certificates, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the Regular Certificates. The REMIC Pool's deductions include interest and original issue discount expense on the Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses of the REMIC Pool and realized losses on the Mortgage Loans. The requirement that Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC Pool will continue until there are no Certificates of any class of the related series outstanding.

          The taxable income recognized by a Residual Certificateholder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with respect to the Mortgage Loans, on the one hand, and the timing of deductions for interest (including original issue discount) on the Regular Certificates or income from amortization of issue premium on the Regular Certificates, on the other hand. In the event that an interest in the Mortgage Loans is acquired by the REMIC Pool at a discount, and one or more of such Mortgage Loans is prepaid, the Residual Certificateholder may recognize taxable income without being entitled to receive a corresponding amount of cash because (i) the prepayment may be used in whole or in part to make distributions in reduction of principal on the Regular Certificates and
(ii) the discount on the Mortgage Loans which is includible in income may exceed the deduction allowed upon such distributions on those Regular Certificates on account of any unaccrued original issue discount relating to those Regular Certificates. When there is more than one class of Regular Certificates that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Certificates when distributions in reduction of principal are being made in respect of earlier classes of Regular Certificates to the extent that such classes are not issued with substantial discount. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on the later classes of Regular Certificates are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of such a series of Regular Certificates, may increase over time as distributions in reduction of principal are made on the lower yielding classes of Regular Certificates, whereas to the extent that the REMIC Pool includes fixed rate Mortgage Loans, interest income with respect to any given Mortgage Loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, Residual Certificateholders must have sufficient other sources of cash to pay any federal, state or local income taxes due as a result of such mismatching or unrelated deductions against which to offset such income, subject to the discussion of "excess inclusions" below under "Limitations on Offset or Exemption of REMIC Income". The timing of such mismatching of income and deductions described in this paragraph, if present with respect to a series of Certificates, may have a significant adverse effect upon the Residual
Certificateholder's after-tax rate of return. In addition, a Residual Certificateholder's taxable income during certain periods may exceed the income reflected by such Residual Certificateholder for such periods in accordance with generally accepted accounting principles. Investors should consult their own accountants concerning the accounting treatment of their investment in Residual Certificates.


Basis and Losses

          The amount of any net loss of the REMIC Pool that may be taken into account by the Residual Certificateholder is limited to the adjusted basis of the Residual Certificate as of the close of the quarter (or time of disposition of the Residual Certificate if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a Residual Certificate is the amount paid for such Residual Certificate. Such adjusted basis will be increased by the amount of taxable income of the REMIC Pool reportable by the Residual Certificateholder and will be decreased (but not below zero), first, by a cash distribution from the REMIC Pool and, second, by the amount of loss of the REMIC Pool reportable by the Residual Certificateholder. Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to the Residual Certificateholder as to whom such loss was disallowed and may be used by such Residual Certificateholder only to offset any income generated by the same REMIC Pool.

          A Residual Certificateholder will not be permitted to amortize directly the cost of its Residual Certificate as an offset to its share of the taxable income of the related REMIC Pool. However, that taxable income will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's basis in its assets. Such recovery of basis by the REMIC Pool will have the effect of amortization of the issue price of the Residual Certificates over their life. However, in view of the possible acceleration of the income of Residual Certificateholders described above under "Taxation of REMIC Income", the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Certificates.

          A Residual Certificate may have a negative value if the net present value of anticipated tax liabilities exceeds the present value of anticipated cash flows. The REMIC Regulations appear to treat the issue price of such a residual interest as zero rather than such negative amount for purposes of determining the REMIC Pool's basis in its assets. The preamble to the REMIC Regulations states that the Service may provide future guidance on the proper tax treatment of payments made by a transferor of such a residual interest to induce the transferee to acquire the interest, and Residual Certificateholders should consult their own tax advisors in this regard.

          Further, to the extent that the initial adjusted basis of a Residual Certificateholder (other than an original holder) in the Residual Certificate is greater that the corresponding portion of the REMIC Pool's basis in the Mortgage Loans, the Residual Certificateholder will not recover a portion of such basis until termination of the REMIC Pool unless future Treasury regulations provide for periodic adjustments to the REMIC income otherwise reportable by such holder. The REMIC Regulations currently in effect do not so provide. See "Treatment of Certain Items of REMIC Income and Expense--Market Discount" below regarding the basis of Mortgage Loans to the REMIC Pool and "Sale or Exchange of a Residual Certificate" below regarding possible treatment of a loss upon termination of the REMIC Pool as a capital loss.


Treatment of Certain Items of REMIC Income and Expense

          Although the Depositor intends to compute REMIC income and expense in accordance with the Code and applicable regulations, the authorities regarding the determination of specific items of income and expense are subject to differing interpretations. The Depositor makes no representation as to the specific method that it will use for reporting income with respect to the Mortgage Loans and expenses with respect to the Regular Certificates, and different methods could result in different timing of reporting of taxable income or net loss to Residual Certificateholders or differences in capital gain versus ordinary income.

          Original Issue Discount and Premium. Generally, the REMIC Pool's deductions for original issue discount and income from amortization of issue premium will be determined in the same manner as original issue discount income on Regular Certificates as described above under "Taxation of Regular Certificates--Original Issue Discount" and "--Variable Rate Regular Certificates", without regard to the de minimis rule described therein, and "--Premium".

         Deferred Interest. Any Deferred Interest that accrues with respect to any adjustable rate Mortgage Loans held by the REMIC Pool will constitute income to the REMIC Pool and will be treated in a manner similar to the Deferred Interest that accrues with respect to Regular Certificates as described above under "Taxation of Regular Certificates--Deferred Interest".

          Market Discount. The REMIC Pool will have market discount income in respect of Mortgage Loans if, in general, the basis of the REMIC Pool allocable to such Mortgage Loans is exceeded by their unpaid principal balances. The REMIC Pool's basis in such Mortgage Loans is generally the fair market value of the Mortgage Loans immediately after the transfer thereof to the REMIC Pool. The REMIC Regulations provide that such basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC Pool (or the fair market value thereof at the Closing Date, in the case of a retained Class). In respect of Mortgage Loans that have market discount to which Code Section 1276 applies, the accrued portion of such market discount would be recognized currently as an item of ordinary income in a manner similar to original issue discount. Market discount income generally should accrue in the manner described above under "Taxation of Regular Certificates--Market Discount".

          Premium. Generally, if the basis of the REMIC Pool in the Mortgage Loans exceeds the unpaid principal balances thereof, the REMIC Pool will be considered to have acquired such Mortgage Loans at a premium equal to the amount of such excess. As stated above, the REMIC Pool's basis in Mortgage Loans is the fair market value of the Mortgage Loans, based on the aggregate of the issue prices (or the fair market value of retained Classes) of the regular and residual interests in the REMIC Pool immediately after the transfer thereof to the REMIC Pool. In a manner analogous to the discussion above under "Taxation of Regular Certificates--Premium", a REMIC Pool that holds a Mortgage Loan as a capital asset under Code Section 1221 may elect under Code Section 171 to amortize premium on whole mortgage loans or mortgage loans underlying MBS that were originated after September 27, 1985 or MBS that are REMIC regular interests under the constant yield method. Amortizable bond premium will be treated as an offset to interest income on the Mortgage Loans, rather than as a separate deduction item. To the extent that the mortgagors with respect to the Mortgage Loans are individuals, Code Section 171 will not be available for premium on Mortgage Loans (including underlying mortgage loans) originated on or prior to September 27, 1985. Premium with respect to such Mortgage Loans may be deductible in accordance with a reasonable method regularly employed by the holder thereof. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the Service may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.


Limitations on Offset or Exemption of REMIC Income

          A portion or all of the REMIC taxable income includible in determining the federal income tax liability of a Residual Certificateholder will be subject to special treatment. That portion, referred to as the "excess inclusion", is equal to the excess of REMIC taxable income for the calendar quarter allocable to a Residual Certificate over the daily accruals for such quarterly period of
(i) 120% of the long-term applicable Federal rate that would have applied to the Residual Certificate (if it were a debt instrument) on the Startup Day under Code Section 1274(d), multiplied by (ii) the adjusted issue price of such Residual Certificate at the beginning of such quarterly period. For this purpose, the adjusted issue price of a Residual Certificate at the beginning of a quarter is the issue price of the Residual Certificate, plus the amount of such daily accruals of REMIC income described in this paragraph for all prior quarters, decreased by any distributions made with respect to such Residual Certificate prior to the beginning of such quarterly period. Accordingly, the portion of the REMIC Pool's taxable income that will be treated as excess inclusions will be a larger portion of such income as the adjusted issue price of the Residual Certificates diminishes.

          The portion of a Residual Certificateholder's REMIC taxable income consisting of the excess inclusions generally may not be offset by other deductions, including net operating loss carryforwards, on such Residual Certificateholder's return. However, net operating loss carryovers are determined without regard to excess inclusion income. Further, if the Residual Certificateholder is an organization subject to the tax on unrelated business income imposed by Code Section 511, the Residual Certificateholder's excess inclusions will be treated as unrelated business taxable income of such Residual Certificateholder for purposes of Code Section 511. In addition, REMIC taxable income is subject to 30% withholding tax with respect to certain persons who are not U.S. Persons (as defined below under "Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors"), and the portion thereof attributable to excess inclusions is not eligible for any reduction in the rate of withholding tax (by treaty or otherwise). See "Taxation of Certain Foreign Investors--Residual Certificates" below. Finally, if a real estate investment trust or a regulated investment company owns a Residual Certificate, a portion (allocated under Treasury regulations yet to be issued) of dividends paid by the real estate investment trust or a regulated investment company could not be offset by net operating losses of its shareholders, would constitute unrelated business taxable income for tax-exempt shareholders, and would be ineligible for reduction of withholding to certain persons who are not U.S. Persons. The SBJPA of 1996 has eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from Residual Certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to Residual Certificates continuously held by thrift institutions since November 1, 1995.

          In addition, the SBJPA of 1996 provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a Residual Certificateholder. First, alternative minimum taxable income for a Residual Certificateholder is determined without regard to the special rule, discussed above, that taxable income cannot be less than excess inclusions. Second, a Residual Certificateholder's alternative minimum taxable income for a taxable year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deduction must be computed without regard to any excess inclusions. These rules are effective for taxable years beginning after December 31, 1996, unless a Residual Certificateholder elects to have such rules apply only to taxable years beginning after August 20, 1996.


Tax-Related Restrictions on Transfer of Residual Certificates

          Disqualified Organizations. If any legal or beneficial interest in a Residual Certificate is transferred to a Disqualified Organization (as defined below), a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such
Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The REMIC Regulations provide that the anticipated excess inclusions are based on actual prepayment experience to the date of the transfer and projected payments based on the Prepayment Assumption. The present value rate equals the applicable Federal rate under Code Section 1274(d) as of the date of the transfer for a term ending with the last calendar quarter in which excess inclusions are expected to accrue. Such a tax generally would be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent (including a broker, nominee or other middleman) for a Disqualified Organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The tax also may be waived by the Treasury Department if the Disqualified Organization promptly disposes of the residual interest and the transferor pays income tax at the highest corporate rate on the excess inclusions for the period the Residual Certificate is actually held by the Disqualified Organization.

          In addition, if a "Pass-Through Entity" (as defined below) has excess inclusion income with respect to a Residual Certificate during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of (i) the amount of excess inclusions on the Residual Certificate that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization, and (ii) the highest marginal federal corporate income tax rate. Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that it is not a Disqualified Organization or stating such holder's taxpayer identification number and, during the period such person is the record holder of the Residual Certificate, the Pass-Through Entity does not have actual knowledge that such affidavit is false.

          For these purposes, (i) "Disqualified Organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), and any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511, and (ii) "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis. Except as may be provided in Treasury regulations, any person holding an interest in a Pass-Through Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Through Entity.

          The Pooling Agreement with respect to a series of Certificates will provide that no legal or beneficial interest in a Residual Certificate may be transferred unless (i) the proposed transferee provides to the transferor and the Trustee an affidavit providing its taxpayer identification number and stating that such transferee is the beneficial owner of the Residual Certificate, is not a Disqualified Organization and is not purchasing such
Residual Certificates on behalf of a Disqualified Organization (i.e., as a broker, nominee or middleman thereof), and (ii) the transferor provides a statement in writing to the Depositor and the Trustee that it has no actual knowledge that such affidavit is false. Moreover, the Pooling Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each Residual Certificate with respect to a series will bear a legend referring to such restrictions on transfer, and each Residual Certificateholder will be deemed to have agreed, as a condition of ownership thereof, to any amendments to the related Pooling Agreement required under the Code or applicable Treasury regulations to effectuate the foregoing restrictions. Information necessary to compute an applicable excise tax must be furnished to the Service and to the requesting party within 60 days of the request, and the Depositor or the Trustee may charge a fee for computing and providing such information.

          Noneconomic Residual Interests. The REMIC Regulations would disregard certain transfers of Residual Certificates, in which case the transferor would continue to be treated as the owner of the Residual Certificates and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC Pool. Under the REMIC Regulations, a transfer of a "noneconomic residual interest" (as defined below) to a Residual Certificateholder (other than a Residual Certificateholder who is not a U.S. Person, as defined below under "Foreign Investors") is disregarded for all federal income tax purposes if a significant purpose of the transferor is to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of the transfer, (i) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under "Disqualified Organizations". The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee historically had paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they came due in the future, and (ii) the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, the transferee may incur tax liabilities in excess of cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due. The Pooling Agreement with respect to each series of Certificates will require the transferee of a Residual Certificate to certify to the matters in the preceding sentence as part of the affidavit described above under the heading "Disqualified Organizations". The transferor must have no actual knowledge or reason to know that such statements are false.

          Foreign Investors. The REMIC Regulations provide that the transfer of a Residual Certificate that has "tax avoidance potential" to a "foreign person" will be disregarded for all federal tax purposes. This rule appears intended to apply to a transferee who is not a "U.S. Person" (as defined below), unless such transferee's income is effectively connected with the conduct of a trade or business within the United States. A Residual Certificate is deemed to have tax avoidance potential unless, at the time of the transfer, (i) the future value of expected distributions equals at least 30% of the anticipated excess inclusions after the transfer, and (ii) the transferor reasonably expects that the transferee will receive sufficient distributions from the REMIC Pool at or after the time at which the excess inclusions accrue and prior to the end of the next succeeding taxable year for the accumulated withholding tax liability to be paid. If the non-U.S. Person transfers the Residual Certificate back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

          The Prospectus Supplement relating to a series of Certificates may provide that a Residual Certificate may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which such a transfer may be made. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership (except to the extent provided in the applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if (A) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust, or (B) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income (or, to the extent provided on the applicable Treasury regulations, certain trusts in existence on August 20, 1996, which are eligible to elect to be treated as U.S. Persons).


Sale or Exchange of a Residual Certificate

          Upon the sale or exchange of a Residual Certificate, the Residual Certificateholder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under "Taxation of Residual Certificates--Basis and Losses") of such Residual Certificateholder in such Residual Certificate at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC Pool, a Residual Certificateholder will have taxable income to the extent that any cash distribution to it from the REMIC Pool exceeds such adjusted basis on that Distribution Date. Such income will be treated as gain from the sale or exchange of the Residual Certificate. It is possible that the termination of the REMIC Pool may be treated as a sale or exchange of a Residual Certificateholder's Residual Certificate, in which case, if the Residual Certificateholder has an adjusted basis in such Residual Certificateholder's Residual Certificate remaining when its interest in the REMIC Pool terminates, and if such Residual Certificateholder holds such Residual Certificate as a capital asset under Code Section 1221, then such Residual Certificateholder will recognize a capital loss at that time in the amount of such remaining adjusted basis.

          Any gain on the sale of a Residual Certificate will be treated as ordinary income (i) if a Residual Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Residual Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. In addition, gain or loss recognized from the sale of a Residual Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c).

          The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury regulations yet to be issued, the wash sale rules of Code Section 1091 will apply to dispositions of Residual Certificates where the seller of the Residual Certificate, during the period beginning six months before the sale or disposition of the Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Section 1091) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Certificate.


Mark to Market Regulations

          The Service has issued regulations (the "Mark to Market Regulations") under Code Section 475 relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities of a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark to Market Regulations provide that, for purposes of this mark-to-market requirement, a Residual Certificate is not treated as a security and thus may not be marked to market. The Mark to Market Regulations apply to all Residual Certificates acquired on or after January 4, 1995.


Taxes That May Be Imposed on the REMIC Pool


Prohibited Transactions

          Income from certain transactions by the REMIC Pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Certificateholders, but rather will be taxed directly to the REMIC Pool at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the REMIC Pool or (d) a qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC Pool is permitted to hold, (iii) the receipt of compensation for services or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding (i) and (iv), it is not a prohibited transaction to sell REMIC Pool property to prevent a default on Regular Certificates as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the Certificates is outstanding). The REMIC Regulations indicate that the modification of a Mortgage Loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the Mortgage Loan, the waiver of a due-on-sale or due-on-encumbrance clause or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate Mortgage Loan.


Contributions to the REMIC Pool After the Startup Day

          In general, the REMIC Pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC Pool after the Startup Day. Exceptions are provided for cash contributions to the REMIC Pool (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a Residual Certificateholder, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call and (v) as otherwise permitted in Treasury regulations yet to be issued.


Net Income from Foreclosure Property

          The REMIC Pool will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by deed in lieu of foreclosure would be treated as "foreclosure property" for a period ending with the third calendar year following the year of acquisition of such property, with a possible extension. Net income from foreclosure property generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

          It is not anticipated that the REMIC Pool will receive income or contributions subject to tax under the preceding three paragraphs, except as described in the applicable Prospectus Supplement with respect to net income from foreclosure property on a commercial or multifamily residential property that secured a Mortgage Loan. In addition, unless otherwise disclosed in the applicable Prospectus Supplement, it is not anticipated that any material state income or franchise tax will be imposed on a REMIC Pool.


Liquidation of the REMIC Pool

          If a REMIC Pool adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC Pool's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on the date of the adoption of the plan of liquidation, the REMIC Pool will not be subject to the prohibited transaction rules on the sale of its assets, provided that the REMIC Pool credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of Regular Certificates and Residual Certificateholders within the 90-day period.


Administrative Matters

          The REMIC Pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for such income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Trustee will be required to sign the REMIC Pool's returns. Treasury regulations provide that, except where there is a single Residual Certificateholder for an entire taxable year, the REMIC Pool will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the Service of any adjustments to, among other things, items of REMIC income, gain, loss, deduction or credit in a unified administrative proceeding. The Residual Certificateholder owning the largest percentage interest in the Residual Certificates will be obligated to act as "tax matters person", as defined in applicable Treasury regulations, with respect to the REMIC Pool. Each Residual Certificateholder will be deemed, by acceptance of such Residual Certificates, to have agreed (i) to the appointment of the tax matters person as provided in the preceding sentence and (ii) to the irrevocable designation of the Master Servicer as agent for performing the functions of the tax matters person.


Limitations on Deduction of Certain Expenses

          An investor who is an individual, estate or trust will be subject to limitation with respect to certain itemized deductions described in Code Section 67, to the extent that such itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000 ($50,000 in the case of a married individual filing a separate return) (subject to adjustments for inflation) or
(ii) 80% of the amount of itemized deductions otherwise allowable for such year. In the case of a REMIC Pool, such deductions may include deductions under Code
Section 212 for the servicing fee and all administrative and other expenses relating to the REMIC Pool, or any similar expenses allocated to the REMIC Pool with respect to a regular interest it holds in another REMIC. Such investors who hold REMIC Certificates either directly or indirectly through certain pass-through entities may have their pro rata share of such expenses allocated to them as additional gross income, but may be subject to such limitation on deductions. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Temporary Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of Residual Certificates in the case of a REMIC Pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, such additional gross income and limitation on deductions will apply to the allocable portion of such expenses to holders of Regular Certificates, as well as holders of Residual Certificates, where such Regular Certificates are issued in a manner that is similar to pass-through certificates in a fixed investment trust. In general, such allocable portion will be determined based on the ratio that a REMIC Certificateholder's income, determined on a daily basis, bears to the income of all holders of Regular Certificates and Residual Certificates with respect to a REMIC Pool. As a result, individuals, estates or trusts holding REMIC Certificates (either directly or indirectly through a grantor trust, partnership, S corporation, REMIC, or certain other pass-through entities described in the foregoing temporary Treasury regulations) may have taxable income in excess of the interest income at the pass-through rate on Regular Certificates that are issued in a single Class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on Residual Certificates. Unless otherwise indicated in the applicable Prospectus Supplement, all such expenses will be allocable to the Residual Certificates.


Taxation of Certain Foreign Investors


Regular Certificates

          Interest, including original issue discount, distributable to Regular Certificateholders who are non-resident aliens, foreign corporations, or other Non-U.S. Persons (as defined below), will be considered "portfolio interest" and, therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person (i) is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code Section 881(c)(3)(C) and (ii) provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating, among other things, that the beneficial owner of the Regular Certificate is a Non-U.S. Person. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Regular Certificate is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Prepayment Premiums distributable to Regular Certificateholders who are Non-U.S. Persons may be subject to 30% United States withholding tax. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Regular Certificate. The term "Non-U.S. Person" means any person who is not a U.S. Person.


Residual Certificates

          The Conference Committee Report to the 1986 Act indicates that amounts paid to Residual Certificateholders who are Non-U.S. Persons are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Treasury regulations provide that amounts distributed to Residual Certificateholders may qualify as "portfolio interest", subject to the conditions described in "Regular Certificates" above, but only to the extent that (i) the Mortgage Loans (including mortgage loans underlying MBS) were issued after July 18, 1984 and (ii) the Trust Fund or segregated pool of assets therein (as to which a separate REMIC election will be made), to which the Residual Certificate relates, consists of obligations issued in "registered form" within the meaning of Code Section 163(f)(1). Generally, whole mortgage loans will not be, but MBS and regular interests in another REMIC Pool will be, considered obligations issued in registered form. Furthermore, a Residual Certificateholder will not be entitled to any exemption from the 30% withholding tax (or lower treaty rate) to the extent of that portion of REMIC taxable income that constitutes an "excess inclusion". See "Taxation of Residual Certificates--Limitations on Offset or Exemption of REMIC Income". If the amounts paid to Residual Certificateholders who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Persons, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. If 30% (or lower treaty rate) withholding is applicable, such amounts generally will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the Residual Certificate is disposed of) under rules similar to withholding upon disposition of debt instruments that have original issue discount. See "Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors" above concerning the disregard of certain transfers having "tax avoidance potential". Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Residual Certificates.


Backup Withholding

          Distributions made on the Regular Certificates, and proceeds from the sale of the Regular Certificates to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 of 31% on "reportable payments" (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the Regular
Certificateholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Trustee, its agent or the broker who effected the sale of the Regular Certificate, or such Certificateholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the Regular Certificates would be refunded by the Service or allowed as a credit against the Regular Certificateholder's federal income tax liability.


Reporting Requirements

          Reports of accrued interest, original issue discount and information necessary to compute the accrual of any market discount on the Regular Certificates will be made annually to the Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Certificates or beneficial owners who own Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Service Publication 938 with respect to a particular series of Regular Certificates. Holders through nominees must request such information from the nominee.

          The Service's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC Pool to each Residual Certificateholder by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC Pool is in existence.

          Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to Residual Certificateholders, furnished annually, if applicable, to holders of Regular Certificates, and filed annually with the Service concerning Code Section 67 expenses (see "Limitations on Deduction of Certain Expenses" above) allocable to such holders. Furthermore, under such regulations, information must be furnished quarterly to Residual Certificateholders, furnished annually to holders of Regular Certificates, and filed annually with the Service concerning the percentage of the REMIC Pool's assets meeting the qualified asset tests described above under "Status of REMIC Certificates".


               Federal Income Tax Consequences For Certificates as
                       to Which No REMIC Election Is Made


Standard Certificates


General

          In the event that no election is made to treat a Trust Fund (or a segregated pool of assets therein) with respect to a series of Certificates that are not designated as "Stripped Certificates", as described below, as a REMIC (Certificates of such a series hereinafter referred to as "Standard Certificates"), the Trust Fund will be classified as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i). Where there is no fixed retained yield with respect to the Mortgage Loans underlying the Standard Certificates, the holder of each such Standard Certificate (a "Standard Certificateholder") in such series will be treated as the owner of a pro rata undivided interest in the ordinary income and corpus portions of the Trust Fund represented by its Standard Certificate and will be considered the beneficial owner of a pro rata undivided interest in each of the Mortgage Loans, subject to the discussion below under "Recharacterization of Servicing Fees". Accordingly, the holder of a Standard Certificate of a particular series will be required to report on its federal income tax return its pro rata share of the entire income from the Mortgage Loans represented by its Standard Certificate, including interest at the coupon rate on such Mortgage Loans, original issue discount (if any), prepayment fees, assumption fees, and late payment charges received by the Master Servicer, in accordance with such Standard Certificateholder's method of accounting. A Standard Certificateholder generally will be able to deduct its share of the servicing fee and all administrative and other expenses of the Trust Fund in accordance with its method of accounting, provided that such amounts are reasonable compensation for services rendered to that Trust Fund. However, investors who are individuals, estates or trusts who own Standard Certificates, either directly or indirectly through certain pass-through entities, will be subject to limitation with respect to certain itemized deductions described in Code Section 67, including deductions under Code Section 212 for the servicing fee and all such administrative and other expenses of the Trust Fund, to the extent that such deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000 ($50,000 in the case of a married individual filing a separate return) (subject to adjustments for inflation), or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. As a result, such investors holding Standard Certificates, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate amount of cash received on such Standard Certificates with respect to interest at the pass-through rate on such Standard Certificates. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Moreover, where there is fixed retained yield with respect to the Mortgage Loans underlying a series of Standard Certificates or where the servicing fee is in excess of reasonable servicing compensation, the transaction will be subject to the application of the "stripped bond" and "stripped coupon" rules of the Code, as described below under "Stripped Certificates" and "Recharacterization of Servicing Fees", respectively.


Tax Status

          Standard Certificates will have the following status for federal income tax purposes:

          1. A Standard Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) will be considered to represent "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), provided that the real property securing the Mortgage Loans represented by that Standard Certificate is of the type described in such section of the Code.

          2. A Standard Certificate owned by a real estate investment trust will be considered to represent "real estate assets" within the meaning of Code
Section 856(c)(5)(A) to the extent that the assets of the related Trust Fund consist of qualified assets, and interest income on such assets will be considered "interest on obligations secured by mortgages on real property" to such extent within the meaning of Code Section 856(c)(3)(B).

          3. A Standard Certificate owned by a REMIC will be considered to represent an "obligation . . . which is principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A) to the extent that the assets of the related Trust Fund consist of "qualified mortgages" within the meaning of Code Section 860G(a)(3).


Premium and Discount

          Standard Certificateholders are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of Standard Certificates or thereafter.

          Premium. The treatment of premium incurred upon the purchase of a Standard Certificate will be determined generally as described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Treatment of Certain Items of REMIC Income and Expense--Premium".

          Original Issue Discount. The original issue discount rules will be applicable to a Standard Certificateholder's interest in those Mortgage Loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgages in an amount greater than a statutory de minimis exception, including a payment of points currently deductible by the borrower under applicable Code provisions or, under certain circumstances, by the presence of "teaser rates" on the Mortgage Loans.

          Original issue discount must generally be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest, in advance of the cash attributable to such income. Unless indicated otherwise in the applicable Prospectus Supplement, no prepayment assumption will be assumed for purposes of such accrual. However, Code Section 1272 provides for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such Mortgage Loans acquired by a Standard Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Loans, no original issue discount attributable to the difference between the issue price and the original principal amount of such Mortgage Loans (i.e., points) will be includible by such holder.

          Market Discount. Standard Certificateholders also will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the Mortgage Loans will be determined and will be reported as ordinary income generally in the manner described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount", except that the ratable accrual methods described therein will not apply and it is unclear whether a Prepayment Assumption would apply. Rather, the holder will accrue market discount pro rata over the life of the Mortgage Loans, unless the constant yield method is elected. Unless indicated otherwise in the applicable Prospectus Supplement, no prepayment assumption will be assumed for purposes of such accrual.


Recharacterization of Servicing Fees

          If the servicing fee paid to the Master Servicer were deemed to exceed reasonable servicing compensation, the amount of such excess would represent neither income nor a deduction to Certificateholders. In this regard, there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the Standard Certificate, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that such amount would exceed reasonable servicing compensation as to some of the Mortgage Loans would be increased.
Service guidance indicates that a servicing fee in excess of reasonable compensation ("excess servicing") will cause the Mortgage Loans to be treated under the "stripped bond" rules. Such guidance provides safe harbors for servicing deemed to be reasonable and requires taxpayers to demonstrate that the value of servicing fees in excess of such amounts is not greater than the value of the services provided.

          Accordingly, if the Service's approach is upheld, a servicer who receives a servicing fee in excess of such amounts would be viewed as retaining an ownership interest in a portion of the interest payments on the Mortgage Loans. Under the rules of Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of such Mortgage Loans as "stripped coupons" and "stripped bonds". Subject to the de minimis rule discussed below under "--Stripped Certificates", each stripped bond or stripped coupon could be considered for this purpose as a non-interest bearing obligation issued on the date of issue of the Standard Certificates, and the original issue discount rules of the Code would apply to the holder thereof. While Standard Certificateholders would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of such trust could be viewed as excluding the portion of the Mortgage Loans the ownership of which is attributed to the Master Servicer, or as including such portion as a second class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple classes of ownership interests is incidental to that purpose. In general, such a recharacterization should not have any significant effect upon the timing or amount of income reported by a Standard Certificateholder, except that the income reported by a cash method holder may be slightly accelerated. See "Stripped Certificates" below for a further description of the federal income tax treatment of stripped bonds and stripped coupons.


Sale or Exchange of Standard Certificates

          Upon sale or exchange of a Standard Certificate, a Standard Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the Mortgage Loans and the other assets represented by the Standard Certificate. In general, the aggregate adjusted basis will equal the Standard Certificateholder's cost for the Standard Certificate, increased by the amount of any income previously reported with respect to the Standard Certificate and decreased by the amount of any losses previously reported with respect to the Standard Certificate and the amount of any distributions received thereon. Except as provided above with respect to market discount on any Mortgage Loans, and except for certain financial institutions subject to the provisions of Code Section 582(c), any such gain or loss would be capital gain or loss if the Standard Certificate was held as a capital asset. However, gain on the sale of a Standard Certificate will be treated as ordinary income (i) if a Standard Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Standard Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. Capital gains of certain non-corporate taxpayers generally are subject to a lower maximum tax rate (28%) than ordinary income of such taxpayers (36.9%) for property held for more than one year but not more than 18 months, and a still lower maximum rate (20%) for property held for more than 18 months. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.


Stripped Certificates


General

          Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of this discussion, Certificates that are subject to those rules will be referred to as "Stripped Certificates". Stripped Certificates include "Stripped Interest Certificates" and "Stripped Principal Certificates" (as defined in this Prospectus) as to which no REMIC election is made.

          The Certificates will be subject to those rules if (i) the Depositor or any of its affiliates retains (for its own account or for purposes of resale), in the form of fixed retained yield or otherwise, an ownership interest in a portion of the payments on the Mortgage Loans, (ii) the Master Servicer is treated as having an ownership interest in the Mortgage Loans to the extent it is paid (or retains) servicing compensation in an amount greater than reasonable consideration for servicing the Mortgage Loans (see "Standard Certificates--Recharacterization of Servicing Fees" above) and (iii) Certificates are issued in two or more classes or subclasses representing the right to non-pro-rata percentages of the interest and principal payments on the Mortgage Loans.

          In general, a holder of a Stripped Certificate will be considered to own "stripped bonds" with respect to its pro rata share of all or a portion of the principal payments on each Mortgage Loan and/or "stripped coupons" with respect to its pro rata share of all or a portion of the interest payments on each Mortgage Loan, including the Stripped Certificate's allocable share of the servicing fees paid to the Master Servicer, to the extent that such fees represent reasonable compensation for services rendered. See discussion above under "Standard Certificates--Recharacterization of Servicing Fees". Although not free from doubt, for purposes of reporting to Stripped Certificateholders, the servicing fees will be allocated to the Stripped Certificates in proportion to the respective entitlements to distributions of each class (or subclass) of Stripped Certificates for the related period or periods. The holder of a Stripped Certificate generally will be entitled to a deduction each year in respect of the servicing fees, as described above under "Standard Certificates--General", subject to the limitation described therein.

          Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued at an original issue discount on the date that such stripped interest is purchased. Although the treatment of Stripped Certificates for federal income tax purposes is not clear in certain respects at this time, particularly where such Stripped Certificates are issued with respect to a Mortgage Pool containing variable-rate Mortgage Loans, the Depositor has been advised by counsel that (i) the Trust Fund will be treated as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code
Section 7701(i), and (ii) each Stripped Certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. This treatment is based on the interrelationship of Code Section 1286, Code Sections 1272 through 1275, and the OID Regulations. While under Code Section 1286 computations with respect to Stripped Certificates arguably should be made in one of the ways described below under "Taxation of Stripped Certificates--Possible Alternative Characterizations," the OID Regulations state, in general, that two or more debt instruments issued by a single issuer to a single investor in a single transaction should be treated as a single debt instrument for original issue discount purposes. The Pooling Agreement requires that the Trustee make and report all computations described below using this aggregate approach, unless substantial legal authority requires otherwise.

          Furthermore, Treasury regulations issued December 28, 1992 provide for the treatment of a Stripped Certificate as a single debt instrument issued on the date it is purchased for purposes of calculating any original issue discount. In addition, under these regulations, a Stripped Certificate that represents a right to payments of both interest and principal may be viewed either as issued with original issue discount or market discount (as described below), at a de minimis original issue discount, or, presumably, at a premium. This treatment suggests that the interest component of such a Stripped
Certificate would be treated as qualified stated interest under the OID Regulations. Further, these final regulations provide that the purchaser of such a Stripped Certificate will be required to account for any discount as market discount rather than original issue discount if either (i) the initial discount with respect to the Stripped Certificate was treated as zero under the de minimis rule, or (ii) no more than 100 basis points in excess of reasonable servicing is stripped off the related Mortgage Loans. Any such market discount would be reportable as described under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount," without regard to the de minimis rule therein, assuming that a prepayment assumption is employed in such computation.


Status of Stripped Certificates

          No specific legal authority exists as to whether the character of the Stripped Certificates, for federal income tax purposes, will be the same as that of the Mortgage Loans. Although the issue is not free from doubt, counsel has advised the Depositor that Stripped Certificates owned by applicable holders should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(5)(A), "obligation[s] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A), and "loans . .
 . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest (including original issue discount) income attributable to Stripped Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the Mortgage Loans and interest on such Mortgage Loans qualify for such treatment.


Taxation of Stripped Certificates

          Original Issue Discount. Except as described above under "General", each Stripped Certificate will be considered to have been issued at an original issue discount for federal income tax purposes. Original issue discount with respect to a Stripped Certificate must be included in ordinary income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to such income. Based in part on the OID Regulations and the amendments to the original issue discount sections of the Code made by the 1986 Act, the amount of original issue discount required to be included in the income of a holder of a Stripped Certificate (referred to in this discussion as a "Stripped Certificateholder") in any taxable year likely will be computed generally as described above under "Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Original Issue Discount" and "--Variable Rate Regular Certificates". However, with the apparent exception of a Stripped Certificate qualifying as a market discount obligation, as described above under "General", the issue price of a Stripped Certificate will be the purchase price paid by each holder thereof, and the stated redemption price at maturity will include the aggregate amount of the payments, other than qualified stated interest to be made on the Stripped Certificate to such Stripped Certificateholder, presumably under the Prepayment Assumption.

          If the Mortgage Loans prepay at a rate either faster or slower than that under the Prepayment Assumption, a Stripped Certificateholder's recognition of original issue discount will be either accelerated or decelerated and the amount of such original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each Mortgage Loan represented by such Stripped Certificateholder's Stripped Certificate. While the matter is not free from doubt, the holder of a Stripped Certificate should be entitled in the year that it becomes certain (assuming no further prepayments) that the holder will not recover a portion of its adjusted basis in such Stripped Certificate to recognize an ordinary loss equal to such portion of unrecoverable basis.

          As an alternative to the method described above, the fact that some or all of the interest payments with respect to the Stripped Certificates will not be made if the Mortgage Loans are prepaid could lead to the interpretation that such interest payments are "contingent" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to prepayable securities such as the Stripped Certificates. However, if final regulations dealing with contingent interest with respect to the Stripped Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion that would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Stripped Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate tax treatment of Stripped Certificates.

          Sale or Exchange of Stripped Certificates. Sale or exchange of a Stripped Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the Stripped Certificateholder's adjusted basis in such Stripped Certificate, as described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Sale or Exchange of Regular Certificates". To the extent that a subsequent purchaser's purchase price is exceeded by the remaining payments on the Stripped Certificates, such subsequent purchaser will be required for federal income tax purposes to accrue and report such excess as if it were original issue discount in the manner described above. It is not clear for this purpose whether the assumed prepayment rate that is to be used in the case of a Stripped Certificateholder other than an original Stripped Certificateholder should be the Prepayment Assumption or a new rate based on the circumstances at the date of subsequent purchase.

          Purchase of More Than One Class of Stripped Certificates. Where an investor purchases more than one class of Stripped Certificates, it is currently unclear whether for federal income tax purposes such classes of Stripped Certificates should be treated separately or aggregated for purposes of the rules described above.

          Possible Alternative Characterizations. The characterizations of the Stripped Certificates discussed above are not the only possible interpretations of the applicable Code provisions. For example, the Stripped Certificateholder may be treated as the owner of (i) one installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to principal on each Mortgage Loan and a second installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to interest on each Mortgage Loan, (ii) as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each Mortgage Loan or
(iii) a separate installment obligation for each Mortgage Loan, representing the Stripped Certificate's pro rata share of payments of principal and/or interest to be made with respect thereto. Alternatively, the holder of one or more classes of Stripped Certificates may be treated as the owner of a pro rata fractional undivided interest in each Mortgage Loan to the extent that such Stripped Certificate, or classes of Stripped Certificates in the aggregate, represent the same pro rata portion of principal and interest on each such Mortgage Loan, and a stripped bond or stripped coupon (as the case may be), treated as an installment obligation or contingent payment obligation, as to the remainder. Final regulations issued on December 28, 1992 regarding original issue discount on stripped obligations make the foregoing interpretations less likely to be applicable. The preamble to those regulations states that they are premised on the assumption that an aggregation approach is appropriate for determining whether original issue discount on a stripped bond or stripped coupon is de minimis, and solicits comments on appropriate rules for aggregating stripped bonds and stripped coupons under Code Section 1286.

          Because  of  these  possible  varying  characterizations  of  Stripped
Certificates and the resultant differing treatment of income recognition, Stripped Certificateholders are urged to consult their own tax advisors regarding the proper treatment of Stripped Certificates for federal income tax purposes.


Reporting Requirements and Backup Withholding

          The Trustee will furnish, within a reasonable time after the end of each calendar year, to each Standard Certificateholder or Stripped Certificateholder at any time during such year, such information (prepared on the basis described above) as the Trustee deems to be necessary or desirable to enable such Certificateholders to prepare their federal income tax returns. Such information will include the amount of original issue discount accrued on Certificates held by persons other than Certificateholders exempted from the reporting requirements. The amounts required to be reported by the Trustee may not be equal to the proper amount of original issue discount required to be reported as taxable income by a Certificateholder, other than an original Certificateholder that purchased at the issue price. In particular, in the case of Stripped Certificates, unless provided otherwise in the applicable Prospectus Supplement, such reporting will be based upon a representative initial offering price of each class of Stripped Certificates. The Trustee will also file such original issue discount information with the Service. If a Certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a Certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, 31% backup withholding may be required in respect of any reportable payments, as described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Backup Withholding".


Taxation of Certain Foreign Investors

          To the extent that a Certificate evidences ownership in Mortgage Loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442 to nonresident aliens, foreign corporations, or other Non-U.S. Persons generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the Standard Certificateholder or Stripped
Certificateholder on original issue discount recognized by the Standard Certificateholder or Stripped Certificateholders on the sale or exchange of such a Certificate also will be subject to federal income tax at the same rate.

          Treasury regulations provide that interest or original issue discount paid by the Trustee or other withholding agent to a Non-U.S. Person evidencing ownership interest in Mortgage Loans issued after July 18, 1984 will be "portfolio interest" and will be treated in the manner, and such persons will be subject to the same certification requirements, described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Certain Foreign Investors--Regular Certificates".


                       STATE AND OTHER TAX CONSIDERATIONS

          In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences", potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.


                              ERISA CONSIDERATIONS


General

          The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, collective investment funds, insurance company and separate accounts and some insurance company general accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (all of which are hereinafter referred to as "Plans"), and on persons who are fiduciaries with respect to Plans, in connection with the investment of Plan assets. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Offered Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

          ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, ERISA and the Code prohibit a broad range of transactions involving assets of a Plan and persons ("Parties in Interest") who have certain specified relationships to the Plan, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in
Section 406 of ERISA and Section 4975 of the Code. Special caution should be exercised before the assets of a Plan are used to purchase a Certificate if, with respect to such assets, the Depositor, the Master Servicer or the Trustee or an affiliate thereof, either: (a) has investment discretion with respect to the investment of such assets of such Plan; or (b) has authority or responsibility to give, or regularly gives investment advice with respect to such assets for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular investment needs of the Plan.

          Before purchasing any Offered Certificates, a Plan fiduciary should consult with its counsel and determine whether there exists any prohibition to such purchase under the requirements of ERISA, whether any prohibited transaction class-exemption or any individual administrative prohibited transaction exemption (as described below) applies, including whether the appropriate conditions set forth therein would be met, or whether any statutory prohibited transaction exemption is applicable, and further should consult the applicable Prospectus Supplement relating to such Series of Certificates.


Plan Asset Regulations

          A Plan's investment in Certificates may cause the Trust Assets to be deemed Plan assets. Section 2510.3-101 of the regulations of the United States Department of Labor ("DOL") provides that when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable to this discussion apply, or unless the equity participation in the entity by "benefit plan investors" (that is, Plans and certain employee benefit plans not subject to ERISA) is not "significant". For this purpose, in general, equity participation in a Trust Fund will be "significant" on any date if, immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors.

          Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Trust Assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as a Master Servicer, a Special Servicer or any Sub-Servicer, may be deemed to be a Plan "fiduciary" with respect to the investing Plan, and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code. In addition, if the Trust Assets constitute Plan assets, the purchase of Certificates by a Plan, as well as the operation of the Trust Fund, may constitute or involve a prohibited transaction under ERISA and the Code.


Administrative Exemptions

          Several underwriters of mortgage-backed securities have applied for and obtained individual administrative ERISA prohibited transaction exemptions which can only apply to the purchase and holding of mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an exemption might be applicable to a Series of Certificates, the related Prospectus Supplement will refer to such possibility, as well as provide a summary of the conditions to the applicability.


Unrelated Business Taxable Income; Residual Certificates

          The purchase of a Residual Certificate by any employee benefit plan qualified under Code Section 401(a) and exempt from taxation under Code Section 501(a), including most varieties of ERISA Plans, may give rise to "unrelated business taxable income" as described in Code Sections 511-515 and 860E. Further, prior to the purchase of Residual Certificates, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing a Residual Certificate on behalf of, a "Disqualified Organization," which term as defined above includes certain tax-exempt entities not subject to Code Section 511 including certain governmental plans, as discussed above under the caption "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations."

          Due to the complexity of these rules and the penalties imposed upon persons involved in prohibited transactions, it is particularly important that potential investors who are Plan fiduciaries consult with their counsel regarding the consequences under ERISA of their acquisition and ownership of Certificates.

          The sale of Certificates to an employee benefit plan is in no respect a representation by the Depositor or the Underwriter that this investment meets all relevant legal requirements with respect to investments by plans generally or by any particular plan, or that this investment is appropriate for plans generally or for any particular plan.


                                LEGAL INVESTMENT

          The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), only if so specified in the related Prospectus Supplement. The appropriate characterization of those Certificates not qualifying as "mortgage related securities" ("Non-SMMEA Certificates") under various legal investment restriction, and thus the ability of investors subject to these restrictions to purchase such Certificates, may be subject to significant interpretive uncertainties. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

          Generally, only classes of Offered Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies and (ii) are part of a series evidencing interests in a Trust Fund consisting of loans originated by certain types of Originators as specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. As "mortgage related securities," such classes will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies, trustees and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, a number of states enacted legislation on or prior to the October 3, 1991 cut-off for such enactments limiting to various extents the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities," secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to Section 347 of the Riegle Community Development and Regulatory Improvement Act of 1994, which amended the definition of "mortgage related security" (effective December 31, 1996) to include, in relevant part, Certificates satisfying the rating and qualified Originator requirements for "mortgage related securities," but evidencing interests in a Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state regulated entities in such types of Certificates. Accordingly, the investors affected by any such State legislation will be authorized to invest in Offered Certificates qualifying as "mortgage related securities" only to the extent provided in such legislation.

          SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. Section 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, the Office of the Comptroller of the Currency (the "OCC") has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. Section 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12 C.F.R. ss.1.2(1) to include certain "commercial mortgage-related securities" and "residential mortgage-related securities." As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any class of Certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. Federal credit unions should review National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The NCUA has adopted rules, codified as 12 C.F.R. ss.ss.703.5(f)-(k), which prohibit federal credit unions from investing in certain mortgage related securities (including securities such as certain classes of the Offered Certificates), except under limited circumstances. Effective January 1, 1998, the NCUA has amended its rules governing investments by federal credit unions at 12 C.F.R. Part 703; the revised rules will permit investments in "mortgage related securities" under certain limited circumstances, but will prohibit investments in stripped mortgage related securities, residual interests in mortgage related securities, and commercial mortgage related securities, unless the credit union has obtained written approval from the NCUA to participate in the "investment pilot program" described in 12 C.F.R Section 703.140.

          All depository institutions considering an investment in the Offered Certificates should review the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992, as revised April 15, 1994 (the "Policy
Statement") of the Federal Financial Institutions Examination Council (the "FFIEC"). The Policy Statement, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Depository Insurance Company and the Office of Thrift Supervision, and by the NCUA (with certain modifications), prohibits depository institutions from investing in certain "high-risk mortgage securities" (including securities such as certain classes of the Offered Certificates), except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions. On September 29, 1997, the FFIEC released for public comment a proposed "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" (the "1997 Statement"), which would replace the Policy Statement. As proposed, the 1997 Statement would delete the specific "high-risk mortgage securities" tests, and substitute general guidelines which depository institutions should follow in managing risks (including market, credit, liquidity, operational (transactional), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

          Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any class of the Offered Certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines (in certain instances irrespective of SMMEA).

          The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying," and, with regard to any class of the Offered
Certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

          Except as to the status of certain classes of Offered Certificates as "mortgage related securities," no representations are made as to the proper characterization of any class of Offered Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase any class of Offered Certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of any class of Offered Certificates.

          Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions.


                             METHOD OF DISTRIBUTION

          The Offered Certificates offered hereby and by Prospectus Supplements hereto will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Depositor from such sale.

          The Depositor intends that Offered Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of Certificates may be made through a combination of two or more of these methods. Such methods are as follows:

               1. by negotiated firm commitment underwriting and public offering by one or more underwriters specified in the related Prospectus Supplement;

               2. by placements through one or more placement agents specified in the related Prospectus Supplement primarily with institutional investors and dealers; and

               3. through direct offerings by the Depositor.

          If underwriters are used in a sale of any Offered Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. Such underwriters may be broker-dealers affiliated with the Depositor whose identities and relationships to the Depositor will be as set forth in the related Prospectus Supplement. The managing underwriter or underwriters with respect to the offer and sale of a particular series of Certificates will be set forth in the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

          In connection with the sale of the Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of the Offered Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Offered Certificates may be deemed to be underwriters in connection with such Offered Certificates, and any discounts or commissions received by them from the Depositor and any profit on the resale of Offered Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Securities Act").

          It is anticipated that the underwriting agreement pertaining to the sale of any series of Certificates will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all Offered Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that the Depositor will indemnify the several underwriters, and each person, if any, who controls any such underwriter within the meaning of Section 15 of the Securities Act, against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments required to be made in respect thereof.

          The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such series.

          The Depositor anticipates that the Offered Certificates offered hereby will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

          As to each series of Certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any unrated class may be initially retained by the Depositor, and may be sold by the Depositor at any time to one or more institutional investors.

          If and to the extent required by applicable law or regulation, this Prospectus will be used by Chase Securities Inc., an affiliate of the Depositor, in connection with offers and sales related to market-making transactions in the Offered Certificates previously offered hereunder in transactions in which Chase Securities Inc. acts as principal. Chase Securities Inc. may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.


                                  LEGAL MATTERS

          The validity of the Certificates of each series will be passed upon for the Depositor by Cadwalader, Wickersham & Taft, New York, New York.


                              FINANCIAL INFORMATION

          A new Trust Fund will be formed with respect to each series of Certificates, and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.


                                     RATING

          It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

          Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders thereof of all collections on the underlying mortgage assets to which such holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

          A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                         INDEX OF PRINCIPAL DEFINITIONS


1986 Act...........................................85
1997 Statement....................................116
Accrual Certificates...........................13, 41
Accrued Certificate Interest.......................41
ADA................................................80
ARM Loans..........................................29
Available Distribution Amount......................40
Book-Entry Certificates........................15, 40
call risk......................................19, 36
Cash Flow Agreement.........................1, 12, 31
CERCLA.........................................23, 76
Certificate.....................................9, 49
Certificate Account........................11, 30, 53
Certificate Balance.............................3, 13
Certificate Owner..............................16, 47
Certificateholders..................................2
Certificates........................................1
Code...........................................16, 82
Commercial Properties..........................10, 26
Commission..........................................3
Companion Class................................14, 43
Controlled Amortization Class..................14, 43
Cooperatives.......................................26
CPR................................................35
Credit Support..............................1, 11, 31
Crime Control Act..................................80
Cut-off Date.......................................14
Debt Service Coverage Ratio........................27
Definitive Certificates........................16, 40
Depositor.......................................9, 26
Determination Date.............................32, 41
Direct Participants................................47
Disqualified Organization..........................98
Distribution Date..................................13
Distribution Date Statement........................44
DOL...............................................113
DTC.....................................4, 15, 40, 47
Due Dates..........................................28
Due Period.........................................32
EPA................................................77
Equity Participation...............................29
ERISA.........................................16, 112
Events of Default..................................62
Excess Funds.......................................38
Exchange Act........................................4
extension risk.................................19, 36
FAMC...............................................11
FFIEC.............................................116
FHLMC..............................................11
FNMA...............................................11
Garn Act...........................................78
GNMA...............................................11
Indirect Participants..............................47
Insurance and Condemnation Proceeds................53
L/C Bank...........................................67
Liquidation Proceeds...........................53, 54
Loan-to-Value Ratio................................28
Lock-out Date......................................28
Lock-out Period....................................28
Master Servicer..................................3, 9
MBS.........................................1, 11, 26
MBS Agreement......................................29
MBS Issuer.........................................30
MBS Servicer.......................................30
MBS Trustee........................................30
Mortgage...........................................26
Mortgage Asset Pool.................................1
Mortgage Asset Seller..............................26
Mortgage Assets.................................1, 26
Mortgage Loans...............................1, 9, 26
Mortgage Notes.....................................26
Mortgage Rate..................................10, 28
Mortgaged Properties...............................26
Multifamily Properties..........................9, 26
Net Leases.........................................27
Nonrecoverable Advance.............................44
Non-SMMEA Certificates............................114
Non-U.S. Person...................................103
Notional Amount................................13, 41
OCC...............................................115
Offered Certificates................................1
OID Regulations....................................86
Originator.........................................26
PAC................................................36
Participants...................................25, 47
Parties in Interest...............................113
Pass-Through Entity................................98
Pass-Through Rate...............................3, 13
Permitted Investments..............................53
Plans.............................................113
Policy Statement..................................116
Pooling Agreement..............................12, 49
Prepayment Assumption..............................87
Prepayment Interest Shortfall......................33
Prepayment Period..................................45
Prepayment Premium.................................28
Prospectus Supplement...............................1
PRPs...............................................77
Rating Agency......................................16
Record Date........................................41
Regular Certificateholder..........................85
Regular Certificates...............................82
Related Proceeds...................................43
Relief Act.........................................79
REMIC...........................................2, 16
REMIC Certificates.................................82
REMIC Pool.........................................82
REMIC Regulations..................................82
REO Property.......................................52
Residual Certificateholders........................93
Residual Certificates..............................82
RICO...............................................80
Securities Act....................................117
Senior Certificates................................12
Service............................................84
Servicing Standard.................................51
SMMEA.........................................16, 114
SPA................................................35
Special Servicer.............................3, 9, 52
Standard Certificateholder........................105
Standard Certificates.............................105
Startup Day........................................83
Stripped Certificateholder........................110
Stripped Certificates.............................108
Stripped Interest Certificates.....................12
Stripped Principal Certificates....................12
Subordinate Certificates...........................12
Sub-Servicer.......................................52
Sub-Servicing Agreement............................52
TAC................................................36
Title V............................................79
Treasury...........................................82
Trust Assets........................................3
Trust Fund..........................................1
Trustee..........................................3, 9
UCC................................................69
Value..............................................28
Voting Rights......................................46
Warranting Party...................................50

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

     The expenses expected to be incurred in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are set forth below.

                  SEC Registration Fee.......................    $797,143.64
                  Printing and Engraving Fees................      20,000.00*
                  Legal Fees and Expenses....................     300,000.00*
                  Accounting Fees and Expenses...............      50,000.00*
                  Trustee Fees and Expenses..................      20,000.00*
                  Rating Agency Fees.........................      75,000.00*
                  Miscellaneous..............................      15,000.00
                                                               ---------------
                           Total                               $1,277,143.64

-------------
* Based on the offering of a single series of Certificates.

Item 15. Indemnification of Directors and Officers.

     Under Section 7 of the proposed form of Underwriting Agreement, the Underwriters are obligated under certain circumstances to indemnify certain controlling persons of the Depositor against certain liabilities, including liabilities under the Securities Act of 1933.

     Sections 722 and 723 of the Business Corporation Law of New York empower the Depositor to indemnify, subject to the limitations and standards set forth therein, any person made or threatened to be made a party to an action or proceeding brought or threatened by reason of the fact that such person is or was a director or officer of the Depositor. Section 726 of the Business Corporation Law of New York provides that the Depositor may purchase insurance on behalf of any such director or officer. Article XIII of the Depositor's By-Laws provides in effect for the indemnification by the Depositor of each director, officer, employee or agent of the Depositor to the full extent permitted by the Business Corporation Law of New York.

     The By-Laws of the Depositor provide, in effect, that to the extent permitted under the Business Corporation Law of New York, the Depositor shall indemnify and advance the expenses of any person who is or was made or threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Depositor to procure a judgment in its favor and an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or any other entity which any director or officer of the Depositor is serving, has served or has agreed to serve in any capacity at the request of the Depositor, by reason of the fact that such person or such person's testator or intestate is or was or has agreed to become a director or officer of the Depositor, or is or was serving or has agreed to serve such other corporation, partnership, joint venture, trust, employee benefit plan or other entity in any capacity, against judgments, fines, amounts paid or to be paid in settlement, taxes or penalties, and costs, charges and expenses, including attorneys' fees, incurred in connection with such action or proceeding or any appeal therein.

     The Pooling and Servicing Agreements will provide that no director, officer, employee or agent of the Depositor is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith or gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreements will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Depositor is entitled to be indemnified against any loss, liability or expense incurred in connection with legal action relating to such Pooling and Servicing Agreements and related Certificates other than such expenses related to particular Mortgage Loans.

Item 16. Exhibits.

 1.1 Form of Underwriting Agreement (previously filed as Exhibit 1.1 to the Depositor's Registration Statement on Form S-3 (Registration No. 333-18961) and incorporated herein by reference).
 4.1      Form of Pooling and Servicing Agreement (previously filed as
          Exhibit 4.1 to the Depositor's Registration Statement on Form S-3 (Registration No. 333-18961) and incorporated herein by reference).
 5.1 Opinion of Cadwalader, Wickersham & Taft as to legality of the Certificates.
 8.1 Opinion of Cadwalader, Wickersham & Taft as to certain tax matters (included in
          Exhibit 5.1).
 23.1     Consent of Cadwalader, Wickersham & Taft
          (included as part of Exhibit 5.1).
 24.1     Powers of Attorney (included on page II-5).

Item 17. Undertakings.

A.   Undertaking Pursuant to Rule 415.

     The Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement; provided, however, that paragraphs
(i) and (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Act of 1934 that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. Undertaking in connection with incorporation by reference of certain filings under the Securities Exchange Act of 1934.

     The Registration hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C.   Undertaking in respect of indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Chase Commercial Mortgage Securities Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 20th day of March, 1998.

                                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.


                                   By:      /s/ Michael J. Malter
                                            ----------------------
                                            Michael J. Malter
                                            Chairman

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael J. Malter, Andrea S. Balkan, Steve Z. Schwartz, Geoffrey A. Souter and Scott L. Davidson his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to sign any or all amendments (including post-effective amendments) to this Registration Statement and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Form S-3 Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Capacity                           Date
---------                           --------                           ----

/s/ Michael J. Malter       Chairman and President (Principal   March 20, 1998
---------------------       Executive Officer and Principal
Michael J. Malter           Financial Officer) and Director

/s/ William T. Barry        Treasurer (Principal Accounting     March 20, 1998
--------------------        Officer)
William T. Barry

/s/ John Steinhardt         Director                            March 20, 1998
-------------------
John Steinhardt

                                INDEX TO EXHIBITS

Exhibit
Number                             Description                             Page
------                             -----------                             ----


1.1  Form of Underwriting Agreement (previously filed as Exhibit
     1.1 to the Depositor's Registration Statement on Form S-3
     (Registration No. 333-18961) and incorporated herein by reference).

4.1  Form of Pooling and Servicing Agreement (previously filed as
     Exhibit 4.1 to the Depositor's Registration Statement on Form S-3 (Registration No. 333-18961) and incorporated herein by reference).

5.1 Opinion of Cadwalader, Wickersham & Taft as to legality of the Certificates.

8.1 Opinion of Cadwalader, Wickersham & Taft as to certain tax matters (included in Exhibit 5.1).

23.1 Consent of Cadwalader, Wickersham & Taft (included as part of
     Exhibit 5.1).

24.1 Powers of Attorney (included on page II-5).